REGISTRATION NO. 333-93845

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                                    --------

                       POST-EFFECTIVE AMENDMENT NO. 3 TO

                                    FORM N-1A

                             REGISTRATION STATEMENT

                                      under

                           THE SECURITIES ACT OF 1933

                                       and

                             REGISTRATION STATEMENT

                                      under

                       THE INVESTMENT COMPANY ACT OF 1940
                                    --------

                  PRINCIPAL PARTNERS MIDCAP GROWTH FUND, INC.
                Exact name of Registrant as specified in Charter)

                          The Principal Financial Group
                             Des Moines, Iowa 50392
                    (Address of principal executive offices)
                                    --------

                         Telephone Number (515) 248-3842
                                    --------

MICHAEL D. ROUGHTON                      Copy to:
The Principal Financial Group            JOHN W. BLOUCH, L.L.P.
Des Moines, Iowa  50392                  Suite 405 West
                                         1025 Thomas Jefferson Street, N.W.
                                         Washington, DC  20007-0805

                     (Name and address of agent for service)
                                   ----------

It is  proposed that this filing will become effective (check appropriate box)

      _____   immediately upon filing pursuant to paragraph (b) of Rule 485
      __X__   on March 1, 2001 pursuant to paragraph (b) of Rule 485
      _____   60 days after filing  pursuant to  paragraph  (a)(1) of Rule 485
      _____   on (date) pursuant  to  paragraph (a)(1) of Rule 485
      _____   75 days  after  filing pursuant  to  paragraph  (a)(2) of Rule 485
      _____   on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

      _____ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
                                   ----------

                             PRINCIPAL MUTUAL FUNDS




DOMESTIC GROWTH-ORIENTED FUNDS

Principal Balanced Fund, Inc.
Principal Blue Chip Fund, Inc.
Principal Capital Value Fund, Inc.
Principal Growth Fund, Inc.
Principal LargeCap Stock Index Fund, Inc.
Principal MidCap Fund, Inc.
Principal Partners Equity Growth Fund, Inc.
   (formerly Principal Partners Aggressive Growth Fund, Inc.)
Principal Partners LargeCap Blend Fund, Inc.
Principal Partners LargeCap Growth Fund, Inc.
Principal Partners LargeCap Value Fund, Inc.
Principal Partners MidCap Growth Fund, Inc.
Principal Partners SmallCap Growth Fund, Inc.
Principal Real Estate Fund, Inc.
Principal SmallCap Fund, Inc.
Principal Utilities Fund, Inc.

INTERNATIONAL GROWTH-ORIENTED FUNDS

Principal European Equity Fund, Inc.
Principal International Emerging Markets Fund, Inc.
Principal International Fund, Inc.
Principal International SmallCap Fund, Inc.
Principal Pacific Basin Fund, Inc.

INCOME-ORIENTED FUNDS

Principal Bond Fund, Inc.
Principal Government Securities Income Fund, Inc.
Principal High Yield Fund, Inc.
Principal Limited Term Bond Fund, Inc.
Principal Tax-Exempt Bond Fund, Inc.

MONEY MARKET FUND

Principal Cash Management Fund, Inc.



This Prospectus describes mutual funds organized by Principal Life Insurance Company ("Principal Life"). The Funds provide a choice of investment objectives through Domestic Growth-Oriented Funds, International Growth-Oriented Funds, Income-Oriented Funds and a Money Market Fund.





                  The date of this Prospectus is March 1, 2001.





Neither the Securities and Exchange Commission nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                                           TABLE OF CONTENTS

Fund Descriptions................................................4
   Domestic Growth-Oriented Funds................................6
     Balanced Fund...............................................6
     Blue Chip Fund..............................................8
     Capital Value Fund.........................................10
     Growth Fund ...............................................12
     LargeCap Stock Index Fund..................................14
     MidCap Fund................................................16
     Partners Equity Growth Fund................................18
     Partners LargeCap Blend Fund...............................20
     Partners LargeCap Growth Fund..............................20
     Partners LargeCap Value Fund...............................20
     Partners MidCap Growth Fund................................22
     Partners SmallCap Growth Fund..............................20
     Real Estate Fund...........................................24
     SmallCap Fund..............................................26
     Utilities Fund.............................................28

   International Growth-Oriented Funds..........................30
     European Equity Fund.......................................30
     International Emerging Markets Fund........................32
     International Fund.........................................34
     International SmallCap Fund................................36
     Pacific Basin Fund.........................................38

   Income Funds.................................................40
     Bond Fund..................................................40
     Government Securities Income Fund..........................42
     High Yield Fund............................................44
     Limited Term Bond Fund.....................................46
     Tax-Exempt Bond Fund.......................................48

   Money Market Fund............................................50
     Cash Management Fund.......................................50

The Costs of Investing..........................................52

Certain Investment Strategies and Related Risks.................59

Management, Organization and Capital Structure..................64

Pricing of Fund Shares..........................................66

Dividends and Distributions.....................................67

How To Buy Shares...............................................68

How To Redeem (Sell) Shares.....................................70

How To Exchange Shares Among Principal Mutual Funds.............72

General Information about a Fund Account........................74

Financial Highlights............................................76

Appendix.......................................................103


FUND DESCRIPTIONS.

The Principal Mutual Funds have four categories of funds: domestic growth-oriented funds, international growth-oriented funds, income-oriented funds and a money market fund. Principal Management Corporation*, the "Manager" of each of the Funds, has selected a Sub-Advisor for certain Funds based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Manager seeks to provide a wide range of investment approaches through the Principal Mutual Funds.

     Fund                                                     Sub-Advisor
     Balanced (equity securities portion), Blue Chip,         Invista Capital Management, LLC ("Invista")*
     Capital Value, Growth, International, International
     Emerging Markets, International SmallCap,
     LargeCap Stock Index, MidCap, SmallCap and
     Utilities

     Balanced (fixed-income portion), Government              Principal Capital Income Investors, LLC ("PCII")*
     Securities Income and Limited Term Bond

     European Equity and Pacific Basin                        BT Funds Management (International) Limited ("BT")*

     Partners Equity Growth                                   Morgan Stanley Asset Management ("Morgan Stanley")

     Partners LargeCap Blend                                  Federated Management Corporation ("Federated")

     Partners LargeCap Growth                                 Duncan-Hurst Capital Management Inc. ("Duncan-Hurst")

     Partners LargeCap Value                                  Alliance Capital Management L.P. through its Bernstein
                                                                Investment Research and Management unit ("Bernstein")

     Partners MidCap Growth                                   Turner Investment Partners, Inc. ("Turner")

     Partners SmallCap Growth                                 Berger LLC ("Berger")

* Principal Management Corporation, Invista, BT and PCII are members of the Principal Financial Group.

Three  classes  of each  of  these  Funds  shares  are  available  through  this
Prospectus:
o Class A shares are generally sold with a sales charge that is a variable percentage based on the amount of the purchase;
o Class B shares are not subject to a sales charge at the time of purchase but are subject to a contingent deferred sales charge ("CDSC") on shares redeemed within six years of purchase; and
o Class C shares are sold without a sales charge at the time of purchase but are subject to a CDSC on shares redeemed within one year of purchase.

In the description for each Fund, you will find important  information about the
Fund's:

Primary investment strategy
This section summarizes how the Fund intends to achieve its investment objective. It identifies the Fund's primary investment strategy (including the type or types of securities in which the Fund invests) and any policy to concentrate in securities of issuers in a particular industry or group of industries.

Annual operating expenses
Annual operating expenses for each Fund are deducted from Fund assets (stated as a percentage of Fund assets) and are shown as of the end of the most recent fiscal year (estimates of expenses are shown for Funds which have not completed a fiscal year of operation). Examples are provided which are intended to help you compare the cost of investing in a particular fund with the cost of investing in other mutual funds. The examples assume you invest $10,000 in a Fund for the time periods indicated. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses are the same as the most recent fiscal year expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown.

Fund Performance

As certain Funds have been operating only for a limited period of time no historical information is available for those Funds. If historical data is available, the Fund's description includes a set of tables and a bar chart.

The bar chart is included to provide you with an indication of the risks involved when you invest. The chart shows changes in the Fund's performance from year to year. The performance reflected in the chart does not include a sales charge, which would make the returns less than those shown. Fund shares are generally sold subject to a sales charge.

One of the tables compares the Fund's average annual returns with:

o a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and

o an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

The other table provides the highest and lowest quarterly rate of return for the Fund's Class A shares over a given period.

A Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

You may call Principal Mutual Funds (1-800-247-4123) to get the current 7-day yield for the Cash Management Fund.

NOTE: Investments in these Funds are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

          No salesperson, dealer or any other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations from unauthorized parties may not be relied upon as having been made by a Fund, the Manager or any Sub-Advisor.

DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL BALANCED FUND, INC.
The Fund seeks to generate a total return consisting of current income and long-term growth of capital.

Main Strategies
The Fund seeks growth of capital and current income by investing primarily in common stocks and corporate bonds. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies or instrumentalities) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Fund's assets. The remainder of the Fund's assets is invested in bonds and cash.

Invista serves as Sub-Advisor for the portion of the Fund's portfolio that is invested in equity securities. In making its selection Invista looks for companies that have predictable earnings and which, based on growth prospects, it believes are undervalued in the marketplace. Invista buys stocks with the objective of long-term capital appreciation. From time to time, Invista purchases stocks with the expectation of price appreciation over the short-term. In response to changes in economic conditions, Invista may change the make-up of the portfolio and emphasize different market sectors by buying and selling the portfolio's stocks. The Fund may invest up to 25% of its assets in securities of foreign companies.

PCII serves as Sub-Advisor for the portion of the Fund's portfolio that is invested in fixed-income securities. Fixed-income securities are purchased to generate income and for capital appreciation purposes when PCII thinks that declining interest rates may increase market value. Deep discount bonds (those which sell at a substantial discount from their face amount) are also purchased to generate capital appreciation. The Fund may invest in bonds with speculative characteristics but does not intend to invest more than 5% of its assets in securities rated below BBB by Standard & Poor's Rating Service or Baa by Moody's Investors Service, Inc. Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

Main Risks
The value of the stocks owned by the Fund changes on a daily basis. Stock prices reflect the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Fixed-income security values change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political or financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.

Because the Fund invests in both stocks and bonds, the Fund may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor. As with all mutual funds, as the value of the Fund's assets rise and fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid for them, the investor will lose money.

Investor Profile
The Fund is generally a suitable investment for investors seeking current income as well as long-term growth of capital.


The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1991    31.72
1992    10.47
1993    9.01
1994    -3.38
1995    23.39
1996    13.00
1997    17.29
1998    11.20
1999    0.63
2000    -0.71

The year-to-date return as of December 31, 2000 for Class A shares is -0.71%, for Class B shares is -1.48% and for Class C shares is -3.29%.

The fund's highest/lowest quarterly returns during this time period were:

     Highest    11.34% (3-31-1991)
     Lowest     -6.53% (9-30-1999)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten
                 Year     Years   Years

     Class A    -5.43%    7.00%   10.25%
     Class B    -5.31     6.89     9.81*
     Class C    -4.23   -5.08**

                                              Past One Past FivePast Ten
                                                Year     Years   Years

 S&P 500 Stock Index                           -9.11%   18.31%   17.44%
 Lehman Brothers Government/Corporate Bond Index16.16    6.57     9.59
 Lehman Brothers Aggregate Bond Index(1)       11.63     6.45     7.95
 Lipper Balanced Fund Average                   1.52    11.52    12.28
 Morningstar Domestic Hybrid Category           2.06    10.90    11.82

* Period from December 9, 1994, date Class B shares first offered to the public, through December 31, 2000.
** Period from June 30, 1999, date Class C shares first offered to the public, through December 31, 2000.
(1) This index is now the benchmark against which the Fund measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                          1 Year  3 Years  5 Years 10 Years
 ----------------------------------------------------------
      Class A              $603   $  873  $1,164    $1,990
      Class B               627      991   1,370     2,152
      Class C               456    1,080   1,826     3,792
   You would  pay the  following  expenses  if you did not  redeem  your shares:

      Class A               603      873   1,164     1,990
      Class B               215      664   1,139     2,152
      Class C               355    1,080   1,826     3,792

                            Fund Operating Expenses*

                                     Class A   Class B  Class C
     Management Fees................   0.58%    0.58%   0.58%
     12b-1 Fees.....................   0.25     0.92    1.00
     Other Expenses.................   0.49     0.62    1.94

       Total Fund Operating Expenses   1.32%    2.12%   3.52%

     * Total Fund Operating Expenses for   the year ended
       October 31, 2000.


DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL BLUE CHIP FUND, INC.
The Fund seeks to achieve growth of capital and growth of income by investing primarily in common stocks of well capitalized, established companies.

Main Strategies
The Fund invests primarily in common stocks of large, established companies. The Sub-Advisor, Invista, selects the companies it believes to have the potential for growth of capital, earnings and dividends. Under normal market conditions, the Fund invests at least 65% (and may invest up to 100%) of its assets in blue chip companies. Blue chip companies are easily identified by:
o    size (market capitalization of at least $1 billion)
o    easy access to credit
o    superior management structure
o    established history of earnings and dividends
o    good industry position

In addition, the large market of publicly held shares for these companies and their generally high trading volume results in a relatively high degree of liquidity for these stocks.

Invista may invest up to 35% of Fund assets in equity securities, other than common stocks, issued by blue chip companies and in equity securities of companies that do not fit the blue chip definition. It may also invest up to 5% of Fund assets in securities of unseasoned issuers, which are more speculative than blue chip company securities. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Up to 20% of Fund assets may be invested in foreign securities. The issuers of the foreign securities do not have to meet the criteria for blue chip companies. In addition, foreign securities carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Main Risks
The value of the stocks owned by the Fund changes on a daily basis. The current price reflects the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, as with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth and are willing to accept the risks of investing in common stocks but prefer investing in larger, established companies.


The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1992    6.09
1993    2.62
1994    3.36
1995    33.19
1996    16.78
1997    26.25
1998    16.65
1999    11.96
2000    -10.89

The year-to-date return as of December 31, 2000 for Class A shares is -10.89%, for Class B shares is -11.55% and for Class C shares is -11.59%.

The fund's highest/lowest quarterly returns during this time period were:

     Highest    16.40% (6-30-1997)
     Lowest     -9.92% (9-30-1998)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten
                 Year     Years   Years

     Class A   -15.13%   10.30%   11.10%*
     Class B   -15.04    10.25    14.17**
     Class C   -12.46    -7.81***

                                     Past One Past FivePast Ten
                                       Year     Years   Years

 S&P 500 Stock Index                  -9.11%   18.31%   17.44%
 Lipper LargeCap Value Fund Average    1.32    15.74    15.81
 Lipper Large-Cap Core Fund Average(1)-8.96    16.82    16.14
 Morningstar LargeCap Blend Category  -6.97    15.96    15.66

* Period from March 1, 1991, date Class A shares first offered to the public, through December 31, 2000.
** Period from December 9, 1994, date Class B shares first offered to the public, through December 31, 2000. *** Period from June 30, 1999, date Class C shares first offered to the public, through December 31, 2000.
(1) This index is now the benchmark against which the Fund measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         1 Year  3 Years  5 Years 10 Years
 ---------------------------------------------------------
     Class A              $604    $876    $1,169   $2,000
     Class B               620     970     1,335    2,108
     Class C               380     853     1,454    3,080
  You would  pay the  following  expenses  if you did not  redeem  your shares:

     Class A               604     876     1,169    2,000
     Class B               208     643     1,103    2,108
     Class C               278     853     1,454    3,080


                            Fund Operating Expenses*

                                     Class A   Class B  Class C
     Management Fees................   0.43%    0.46%   0.00%
     12b-1 Fees.....................   0.25     0.90    1.00
     Other Expenses.................   0.51     0.58    0.93

       Total Fund Operating Expenses   1.19%    1.94%   1.93%

     * Total Fund Operating Expenses for the year ended October 31, 2000.


DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL CAPITAL VALUE FUND, INC.
The  Fund  seeks  to  achieve  primarily  long-term  capital   appreciation  and
secondarily growth of investment income through the purchase primarily of common stocks, but the Fund may invest in other securities.

Main Strategies
The Fund invests primarily in common stocks and other equity securities of large capitalization companies. Under normal market conditions, the Fund invests at least 65% of its assets in companies with a market capitalization of greater than $10 billion at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

The Fund invests in stocks that, in the opinion of the Sub-Advisor, Invista, are undervalued in the marketplace at the time of purchase. This value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to their peers. The Fund's investments are selected primarily on the basis of fundamental security analysis, focusing on the company's financial stability, sales, earnings, dividend trends, return on equity and industry trends. The Fund often invests in stocks considered temporarily out of favor. Investors often overreact to bad news and do not respond quickly to good news. This results in undervalued stocks of the type held by the Fund.

Invista focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or underweight sectors and industries differently from the benchmark.

Main Risks
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

In addition, the Fund is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the value of the Fund's assets rise and fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid for them, the investor will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth and are willing to accept the risks of investing in common stocks but also prefer investing in companies that appear to be considered undervalued relative to similar companies.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1991    37.21
1992    9.09
1993    7.56
1994    0.21
1995    31.90
1996    23.42
1997    28.69
1998    12.13
1999    -6.86
2000    -0.08

The year-to-date return as of December 31, 2000 for Class A shares is -0.08%, for Class B shares is -0.90% and for Class C shares is -2.65%.

The fund's highest/lowest quarterly returns during this time period were:

       Highest    17.94% (3-31-1991)
       Lowest    -12.45% (9-30-1999)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten
                 Year     Years   Years

     Class A    -4.82%    9.56%   12.88%
     Class B    -4.69     9.42    13.37*
     Class C    -3.59    -9.99**

                                     Past One Past FivePast Ten
                                       Year     Years   Years

 S&P 500 Stock Index                  -9.11%   18.31%   17.44%
 S&P 500 Barra Value Index             6.08    16.79    16.86
 Lipper LargeCap Value Fund Average    1.32    15.74    15.81
 Morningstar LargeCap Value Category   5.47    13.91    14.95

* Period from December 9, 1994, date Class B shares first offered to the public, through December 31, 2000.
** Period from June 30, 1999, date Class C shares first offered to the public, through December 31, 2000.

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         1 Year  3 Years  5 Years 10 Years
     Class A              $566    $ 760   $  970   $1,575
     Class B               598      902    1,219    1,797
     Class C               460    1,091    1,845    3,827
  You would  pay the  following  expenses  if you did not  redeem  your shares:

     Class A               566      760      970    1,575
     Class B               185      573      985    1,797
     Class C               359    1,091    1,845    3,827


                            Fund Operating Expenses*

                                     Class A   Class B  Class C
     Management Fees................   0.53%    0.53%   0.53%
     12b-1 Fees.....................   0.17     0.88    1.00
     Other Expenses.................   0.24     0.41    2.03

       Total Fund Operating Expenses   0.94%    1.82%   3.56%

     * Total Fund Operating Expenses for the year ended October 31, 2000.


DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL GROWTH FUND, INC.
The Fund seeks to achieve growth of capital through the purchase primarily of common stocks, but the Fund may invest in other securities.

Main Strategies
The Fund invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 65% of its assets in companies with a market capitalization of greater than $10 billion at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, Invista, uses a bottom-up approach in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Invista's assessment of current and future sales growth and operating margins. Companies meeting these criteria typically have progressed beyond the development stage and are focused on growing the business. Up to 25% of Fund assets may be invested in foreign securities.

Invista places strong emphasis on companies it believes are guided by high quality management teams with a proven ability to execute. In addition, the Fund attempts to identify and emphasize those companies that are market leaders possessing the ability to control pricing and margins in their respective industries. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or underweight sectors and industries differently from the benchmark.

Main Risks
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

In addition, the Fund is subject to the risk that its principal market segment, large capitalization growth stocks, may underperform compared to other market segments or to the equity markets as a whole. The securities purchased by the Fund present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the value of the Fund's assets rise and fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid for them, the investor will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth. You must be willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1991    56.61
1992    10.16
1993    7.51
1994    3.21
1995    33.47
1996    12.23
1997    28.41
1998    20.37
1999    16.13
2000    -10.64

The year-to-date return as of December 31, 2000 for Class A shares is -10.64%, for Class B shares is -11.21% and for Class C shares is -11.70%.

The fund's highest/lowest quarterly returns during this time period were:

      Highest    24.39% (3-31-1991)
      Lowest    -17.08% (12-31-2000)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten
                 Year     Years   Years

     Class A   -14.89%   11.39%   15.92%
     Class B   -13.52    11.54    15.65*
     Class C   -12.27    -4.81**

                                     Past One Past FivePast Ten
                                       Year     Years   Years

 S&P 500 Stock Index                  -9.11%   18.31%   17.44%
 Lipper LargeCap Growth Fund Average -16.22    18.43    17.20
 Morningstar LargeCap Growth Category-14.09    18.10    17.13

* Period from December 9, 1994, date Class B shares first offered to the public, through December 31, 2000.
** Period from June 30, 1999, date Class C shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         1 Year  3 Years  5 Years 10 Years
 ---------------------------------------------------------
     Class A              $580    $802    $1,042   $1,730
     Class B               601     911     1,234    1,873
     Class C               336     718     1,230    2,636
  You would  pay the  following  expenses  if you did not  redeem  your shares:
     Class A               580     802     1,042    1,730
     Class B               188     582     1,001    1,873
     Class C               233    718      1,230    2,636


                            Fund Operating Expenses*

                                     Class A   Class B  Class C
     Management Fees................   0.53%    0.53%   0.53%
     12b-1 Fees.....................   0.24     0.92    1.00
     Other Expenses.................   0.31     0.40    0.77

       Total Fund Operating Expenses   1.08%    1.85%   2.30%

     * Total Fund Operating Expenses for the year ended October 31, 2000.


DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL LARGECAP STOCK INDEX FUND, INC.
The Fund seeks to achieve long-term growth of capital.

Main Strategies
Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's* ("S&P") 500 Index. The Sub-Advisor, Invista, will attempt to mirror the investment performance of the index by allocating the Fund's assets in approximately the same weightings as the S&P 500. Over the long-term, Invista seeks a correlation between performance of the Fund, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 100% will be achieved.

The Fund is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Invista focuses on tracking the S&P 500.

Main Risks
Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Fund's portfolio may be weighted differently from the S&P 500, particularly if the Fund has a small level of assets to invest. In addition, the Fund's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.

Invista reserves the right to omit or remove any of the S&P 500 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead Invista to believe that it should not be a part of the Fund's assets.

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of your investment in the Fund will go up and down which means that you could lose money. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds.

The Fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance. The correlation between Fund and index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements, and could also reduce the opportunity for gain.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth and are willing to accept the risks of investing in common stocks and prefer a passive rather than active management style.


* Standard & Poor's Corporation is not affiliated with the Principal LargeCap Stock Index Fund, Inc., Invista Capital Management LLC or Principal Life Insurance Company.



As the inception date of the Fund is March 1, 2000, only limited historical performance data is available.


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's cumulative returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One
                 Year

     Class A    -4.36%*
     Class B    -4.44*
     Class C    -3.67*

                                             Past One Past FivePast Ten
                                               Year     Years   Years

S&P 500 Stock Index                           -9.11%   18.31%   17.44%
Lipper S&P 500 Funds Average                  -9.57    17.82    16.99

* Period from March 1, 2000, date shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         1 Year   3 Years  5 Years  10 Years
   ---------------------------------------------------------
      Class A              $332    $714    $1,120   $2,255
      Class B               375     841     1,357    2,552
      Class C               305    782      1,335    2,846
   You would  pay the  following  expenses  if you did not  redeem  your shares:
      Class A               332     714     1,120    2,255
      Class B               247     761     1,301    2,552
      Class C               254    782      1,335    2,846


                            Fund Operating Expenses*

                                     Class A   Class B  Class C
     Management Fees**..............   0.00%    0.00%    0.00%
     12b-1 Fees.....................   0.15     0.47     0.50
     Other Expenses.................   0.64     0.67     0.64

       Total Fund Operating Expenses   0.79%    1.14%    1.14%

     *    Total Fund Operating Expenses for the year ended October 31, 2000.

     ** The Manager has voluntarily agreed to waive a portion of its fee for the Fund. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2002. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:

                0.90% for Class A Shares
                1.25% for Class B Shares
                1.25% for Class C Shares



DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL MIDCAP FUND, INC.
The Fund seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

Main Strategies
The Fund primarily invests in stocks of growth-oriented companies. Stocks that are chosen for the Fund by the Sub-Advisor, Invista, are thought to be responsive to changes in the marketplace and have the fundamental characteristics to support growth. The Fund may invest for any period in any industry, in any kind of growth-oriented company. Companies may range from the well-established and well-known to the new and unseasoned. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Under normal market conditions, the Fund invests at least 65% of its assets in securities of companies with market capitalizations in the $1 billion to $10 billion range. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Fund may invest up to 20% of its assets in securities of foreign companies. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Main Risks
The value of the stocks owned by the Fund changes on a daily basis. The Fund's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. In the short-term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for short-term fluctuations in the value of your investments. It is designed for a portion of your investments and not designed for you if you are seeking income or conservation of capital.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns


1991    52.83
1992    14.81
1993    12.29
1994    3.03
1995    34.20
1996    19.13
1997    22.94
1998    -0.23
1999    11.62
2000    15.36

The year-to-date return as of December 31, 2000 for Class A shares is 15.36%, for Class B shares is 14.88% and for Class C shares is 13.03%.

The fund's highest/lowest quarterly returns during this time period were:

    Highest    25.77% (3-31-1991)
    Lowest    -21.24% (9-30-1998)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten
                 Year     Years   Years

     Class A     9.88%   12.37%   17.18%
     Class B    11.70    12.66    16.96*
     Class C    12.25    12.92**

                                     Past One Past FivePast Ten
                                       Year     Years   Years

 S&P 400 MidCap Index                 17.51%   20.39%   19.84%
 Lipper MidCap Core Fund Average       7.10    16.02    17.08
 Morningstar MidCap Blend Category     3.37    14.45    15.76

* Period from December 9, 1994, date Class B shares first offered to the public, through December 31, 2000.
** Period from June 30, 1999, date Class C shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                           1 Year  3 Years  5 Years 10 Years
 -----------------------------------------------------------
       Class A              $589    $ 829   $1,088   $1,828

       Class B               578      843    1,117    1,746
       Class C               434    1,013    1,717    3,585
   You would  pay the  following  expenses  if you did not  redeem  your shares:

       Class A               589      829    1,088    1,828
       Class B               165      511      881    1,746
       Class C              332     1,013    1,717    3,585


                            Fund Operating Expenses*

                                     Class A   Class B  Class C
     Management Fees................   0.56%    0.56%   0.56%
     12b-1 Fees.....................   0.24     0.62    1.00
     Other Expenses.................   0.37     0.44    1.73

       Total Fund Operating Expenses   1.17%    1.62%   3.29%

     * Total Fund Operating Expenses for the year ended October 31, 2000.


DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL PARTNERS EQUITY GROWTH FUND, INC.
The Fund seeks to achieve long-term capital appreciation.


Main Strategies
The Fund seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in overseas markets. The Fund invests primarily in companies with market capitalizations of $10 billion or more that exhibit strong or accelerating earnings growth. The Sub-Advisor, Morgan Stanley, emphasizes individual security selection and may focus the Fund's holdings within the limits permissible for a diversified fund.


Morgan Stanley follows a flexible investment program in looking for companies with above average capital appreciation potential. Morgan Stanley focuses on companies with consistent or rising earnings growth records and compelling business strategies. Morgan Stanley continually and rigorously studies company developments, including business strategy, management focus and financial results to identify companies with earnings growth and business momentum. In addition, Morgan Stanley closely monitors analysts' expectations to identify issuers that have the potential for positive earnings surprises versus consensus expectations. Valuation is of secondary importance and is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations.

The Fund has a long-term investment approach. However, Morgan Stanley considers selling securities of issuers that no longer meet its criteria. To the extent that the Fund engages in short-term trading, it may have increased transaction costs.


Main Risks
The value of the stocks owned by the Fund changes on a daily basis. Stock prices can fluctuate dramatically both in the long-term and short-term. The current price reflects the activities of individual companies and general market and economic conditions. Prices of equity securities tend to be more volatile than prices of fixed-income securities. The prices of equity securities rise and fall in response to a number of different factors. In particular, prices of equity securities respond to events that affect entire financial markets or industries (for example, changes in inflation or consumer demand) and to events that affect particular issuers (for example, news about the success or failure of a new product).


The Fund may invest up to 25% of its assets in securities of foreign companies. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


At times, the Fund's market sector (large-capitalization growth-oriented equity securities) may underperform relative to other sectors. The Fund may purchase stocks of companies that may have greater risks than other stocks with lower potential for earnings growth.


As with all mutual funds, as the value of the Fund's assets rise and fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you are willing to accept the risks and uncertainties of investing in equity securities in the hope of earning superior returns.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns


2000    -12/24

The year-to-date return as of December 31, 2000 for Class A shares is -12.24%, for Class B shares is -12.88% and for Class C shares is -12.88%.

The fund's highest/lowest quarterly returns during this time period were:

     Highest     9.65% (3-31-2000)
     Lowest    -15.27% (12-31-2000)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's cumulative returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past Five
                 Year     Years

     Class A   -16.43%   -5.59%*
     Class B   -16.36    -5.61*
     Class C   -13.75    -2.24*

                                         Past One Past FivePast Ten
                                           Year     Years   Years

S&P 500 Stock Index                       -9.11%    18.31%  17.44%
Lipper  LargeCap Growth Fund Average     -16.22     18.43   17.20
Morningstar  LargeCap Growth Category    -14.09     18.10   17.13

* Period from November 1, 1999, date shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                          1 Year  3 Years  5 Years 10 Years
 ----------------------------------------------------------
      Class A              $667   $1,070  $1,497    $2,682

      Class B               674    1,133   1,610     2,944
      Class C               368      817   1,395     2,964
   You would  pay the  following  expenses  if you did not  redeem  your shares:

      Class A               667    1,070   1,497     2,682
      Class B               264      811   1,385     2,944
      Class C               266      817   1,395     2,964


                            Fund Operating Expenses*



                                     Class A   Class B  Class C
     Management Fees................   0.33%    0.45%   0.43%
     12b-1 Fees.....................   0.25     0.87    1.00
     Other Expenses.................   0.99     0.99    0.88

       Total Fund Operating Expenses   1.57%    2.31%   2.31%

     * Total Fund Operating Expenses for the year ended October 31, 2000.


DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL PARTNERS LARGECAP BLEND FUND, INC.

The Fund seeks long-term growth of capital.

Main Strategies
The Fund pursues its investment objective by investing primarily in equity securities of companies that offer superior growth prospects or of companies whose stock is undervalued. Under normal market conditions, the Fund invests at least 65% of its assets in companies with large market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting  securities for investment,  the Sub-Advisor,  Federated Management
Corporation ("Federated"), looks at stocks with value and/or growth characteristics and will construct an investment portfolio that will have a "blend" of stocks with these characteristics. The value orientation emphasizes buying stocks at less than their intrinsic investment value and avoiding stocks whose price has been unjustifiably built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above-average. Federated attempts to identify good long-term values through disciplined investing and careful fundamental research.

Using its own quantitative process, Federated rates the future performance potential of companies. Federated evaluates each company's earnings quality in light of its current valuation to narrow the list of attractive companies. Federated then evaluates product positioning, management quality and sustainability of current growth trends of those companies. Using this type of fundamental analysis, Federated selects the most promising companies for the Fund's portfolio.

Companies with similar characteristics may be grouped together in broad categories called sectors. In determining the amount to invest in a security, Federated limits the Fund's exposure to each business sector that comprises the S&P 500 Index. The Fund's allocation to a sector will not be less than 50% or more than 200% of the Index's allocation to that sector. The Fund may invest up to 25% of its assets in securities of foreign companies.

The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.

Main Risks
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

The Fund is also subject to sector risk which is the possibility that a certain sector may underperform other sectors or the market as a whole. As Federated allocates more of the Fund's portfolio holdings to a particular sector, the Fund's performance will be more susceptible to any economic, business or other developments that generally affect that sector.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

In addition, the Fund is subject to the risk that its principal market segment, large capitalization stocks, may underperform compared to other market segments or to the equity markets as a whole. Because certain of the securities purchased by the Fund present greater opportunities for growth, they may also involve greater risks than securities that do not have the same potential. The value of the Fund's equity securities may fluctuate on a daily basis. As with all mutual funds, as the value of the Fund's assets rise and fall, the Fund's share price changes. If you sell Fund shares when their value is less than the price you paid for them, you will lose money.

Investor Profile
The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks, but who prefer investing in larger, established companies.




As the inception date of the Fund is December, 2000, historical performance data is not available. Estimated annual Fund operating expenses are as follows:

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         1 Year  3 Years  5 Years 10 Years
  --------------------------------------------------------
     Class A              $666   $1,067     N/A       N/A
     Class B               699    1,208     N/A       N/A
     Class C               392      889     N/A       N/A
  You would  pay the  following  expenses  if you did not  redeem  your shares:

     Class A               666    1,067     N/A       N/A
     Class B               290      889     N/A       N/A
     Class C               290      889     N/A       N/A


                     Fund Operating Expenses*

Annual operating expenses for the Fund are deducted from Fund assets (stated as a percentage of Fund assets). Estimates of the Fund's operating expenses are shown which are intended to help you compare the cost of investing in a particular fund with the cost of investing in other mutual funds.

                                     Class A   Class B  Class C
     Management Fees**..............   0.75%    0.75%   0.75%
     12b-1 Fees.....................   0.25     1.00    1.00
     Other Expenses.................   0.98     1.12    1.12

       Total Fund Operating Expenses   1.98%    2.87%   2.87%

     *    Total Fund Operating Expenses are estimated.
     ** The Manager has voluntarily agreed to waive a portion of its fee for the Fund from the date operations commenced. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2002. The effect of waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:

                1.95% for Class A Shares
                2.70% for Class B Shares
                2.70% for Class C Shares


DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL PARTNERS LARGECAP GROWTH FUND, INC.
The Fund seeks to achieve long-term growth of capital by investing primarily in common stocks of larger capitalization domestic companies.

Main Strategies
The Fund is a non-diversified fund that invests primarily in equity securities of companies in the U.S. with comparatively larger market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Under normal market conditions, the Fund invests at least 75% of its total assets in domestic companies with market capitalizations in excess of $10 billion. In addition, the Fund may invest up to 25% of its assets in securities of foreign issuers.

In selecting securities for investment, the Sub-Advisor, Duncan-Hurst, looks at stocks it believes have prospects for above average growth over an extended period of time. Duncan-Hurst seeks to identify companies with accelerating earnings growth and positive company fundamentals. While economic forecasting and industry sector analysis play a part in its research effort, Duncan-Hurst's stock selection process begins with individual company analysis. This is often referred to as a bottom-up approach to investing. From a group of companies that meet Duncan-Hurst's standards, it selects the securities of those companies that it believes will have accelerating earnings growth. In making this determination, Duncan-Hurst considers certain characteristics of a particular company including new product development, management change and competitive market dynamics.

Main Risks
While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Fund changes on a daily basis. The current price reflects the activities of individual companies and general market conditions. In the short-term, stock prices fluctuate dramatically in response to these factors. As a result, the value of your investment in the Fund will go up and down. If you sell your shares when their value is less than the price you paid, you will lose money. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other funds.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The Fund anticipates that its portfolio turnover rate will typically exceed 150%. Turnover rates in excess of 100% generally result in higher transaction costs and a possible increase in short-term capital gains (or losses).

The Fund is a non-diversified company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), which means that a relatively high percentage of assets of the Fund may be invested in the obligations of a limited number of issuers. The value of the shares of the Fund may be more susceptible to a single economic, political or regulatory occurrence than the shares of a diversified investment company.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for short-term, volatile fluctuations in the value of your investment. This Fund is designed as a long- term investment with growth potential. It is not appropriate if you are seeking income or short-term conservation of capital.

As the inception date of the Fund is March 1, 2000, only limited historical performance data is available.



      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's cumulative returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One
                 Year

     Class A   -35.32%*
     Class B   -35.19*
     Class C   -33.26*

                                             Past One Past FivePast Ten
                                               Year     Years   Years

S&P 500 Stock Index                           -9.11%   18.31%   17.44%
Russell 1000 Growth Index                    -22.42    18.12    17.33
Lipper Large-Cap Growth Fund Average         -16.22    18.43    17.20

     * Period from March 1, 2000, date shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                          1 Year  3 Years  5 Years 10 Years
  ---------------------------------------------------------
      Class A              $710   $1,199  $1,714    $3,119
      Class B               727    1,294   1,878     3,230
      Class C               447    1,053   1,784     3,712
   You would  pay the  following  expenses  if you did not  redeem  your shares:

      Class A               710    1,199   1,714     3,119
      Class B               320      977   1,659     3,230
      Class C               346    1,053   1,784     3,712


                            Fund Operating Expenses*

                                     Class A   Class B  Class C
     Management Fees**..............   0.19%    0.13%   0.00%
     12b-1 Fees.....................   0.25     0.85    1.00
     Other Expenses.................   1.29     1.42    1.46

       Total Fund Operating Expenses   1.73%    2.40%   2.46%

     * Total Fund Operating Expenses are estimated.

     ** The Manager has voluntarily agreed to waive a portion of its fee for the Fund from the date operations commenced. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2002. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:

                1.95% for Class A Shares
                2.70% for Class B Shares
                2.70% for Class C Shares


DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL PARTNERS LARGECAP VALUE FUND, INC.

The Fund seeks long-term growth of capital.

Main Strategies
The Fund invests primarily in undervalued equity securities of companies among the 750 largest by market capitalization that the Sub-Advisor, Alliance Capital Management L.P. through its Bernstein Investment Research and Management unit ("Bernstein"), believes offer above-average potential for growth in future earnings. Under normal market conditions, the Fund generally invests at least 65% of its assets in companies with a market capitalization of greater than $10 billion at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. The Fund may invest up to 25% of its assets in securities of foreign companies.

Bernstein employs an investment strategy, generally described as "value" investing, that involves seeking securities that:
o exhibit low financial ratios (particularly stock price-to-book value, but also stock price-to-earnings and stock price-to-cash flow);
o can be acquired for less than what Bernstein believes is the issuer's intrinsic value; or
o    appear attractive on a dividend discount model.

Value oriented investing entails a strong "sell discipline" in that it generally requires the sale of securities that have reached their intrinsic value or a target financial ratio. Value oriented investments may include securities of companies in cyclical industries during periods when such securities appear to Bernstein to have strong potential for capital appreciation or securities of "special situation" companies. A special situation company is one that Bernstein believes has potential for significant future earnings growth but has not performed well in the recent past. These situations include companies with management changes, corporate or asset restructuring or significantly undervalued assets. For Bernstein, identifying special situation companies and establishing an issuer's intrinsic value involves fundamental research about such companies and issuers.

Main Risks
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

In addition, the Fund is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the value of the Fund's assets rise and fall, the Fund's share price changes. If you sell Fund shares when their value is less than the price you paid for them, you will lose money.

Investor Profile
The Fund is generally a suitable investment for investors seeking long-term growth of capital and willing to accept the risks of investing in common stocks but prefer investing in companies that appear to be considered undervalued relative to similar companies.



As the inception date of the Fund is December, 2000, historical performance data is not available. Estimated annual Fund operating expenses are as follows:


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         1 Year  3 Years  5 Years 10 Years
 ---------------------------------------------------------
     Class A              $666   $1,067     N/A       N/A

     Class B               699    1,208     N/A       N/A
     Class C               392      889     N/A       N/A
  You would  pay the  following  expenses  if you did not  redeem  your shares:

     Class A               666    1,067     N/A       N/A
     Class B               290      889     N/A       N/A
     Class C               290      889     N/A       N/A


                            Fund Operating Expenses*

Annual operating expenses for the Fund are deducted from Fund assets (stated as a percentage of Fund assets). Estimates of the Fund's operating expenses are shown which are intended to help you compare the cost of investing in a particular fund with the cost of investing in other mutual funds.

                                     Class A   Class B  Class C
     Management Fees**..............   0.75%    0.75%   0.75%
     12b-1 Fees.....................   0.25     1.00    1.00
     Other Expenses.................   0.98     1.12    1.12

       Total Fund Operating Expenses   1.98%    2.87%   2.87%

     *    Total Fund Operating Expenses are estimated.

     ** The Manager has voluntarily agreed to waive a portion of its fee for the Fund from the date operations commenced. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2002. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:

                1.95% for Class A Shares
                2.70% for Class B Shares
                2.70% for Class C Shares


DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL PARTNERS MIDCAP GROWTH FUND, INC.
The Fund seeks to achieve long-term growth of capital by investing primarily in medium capitalization U.S. companies with strong earnings growth potential.

Main Strategies
The Fund invests primarily in common stocks and other equity securities of U.S. companies. Under normal market conditions, the Fund invests at least 65% of its assets in companies with market capitalizations in the $1 billion and $10 billion range.

The Fund invests in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell MidCap Index. The Fund is not an index fund and does not limit its investment to the securities of issuers in the Russell MidCap Index.

The Sub-Advisor, Turner, selects stocks that it believes have strong earnings growth potential. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable, and introduce an unacceptable level of risk. As a result, under normal market conditions the Fund is fully invested.



The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.


Main Risks
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

In addition, the Fund is subject to the risk that its principal market segment, medium capitalization growth stocks, may underperform compared to other market segments or to the equity markets as a whole. Because of this volatility, the value of the Fund's equity securities may fluctuate on a daily basis. These fluctuations may reduce your principal investment and lead to varying returns. If you sell your shares when their value is less than the price you paid, you will lose money.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these midsize companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth of capital and are willing to accept the potential for short-term fluctuations in the value of your investment. This Fund is not designed for income or conservation of capital.



As the inception date of the Fund is March 1, 2000, only limited historical performance data is available.


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's cumulative returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One
                 Year

     Class A   -32.85%*
     Class B   -32.77*
     Class C   -30.67*

                                             Past One Past FivePast Ten
                                               Year     Years   Years

Russell MidCap Growth Index                  -11.74%   17.75%   18.08%
Lipper Mid-Cap Growth Fund Average            10.01    17.62    19.06

* Period from March 1, 2000, date shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         1 Year  3 Years  5 Years 10 Years
 ---------------------------------------------------------
     Class A              $716   $1,217  $1,742    $3,176

     Class B               732    1,308   1,902     3,280
     Class C               444    1,045   1,769     3,685
  You would  pay the  following  expenses  if you did not  redeem  your shares:

     Class A               716    1,217   1,742     3,176
     Class B               325      992   1,683     3,280
     Class C               343    1,045   1,769     3,685


                            Fund Operating Expenses*

                                     Class A   Class B  Class C
     Management Fees**..............   0.19%    0.22%   0.00%
     12b-1 Fees.....................   0.25     0.86    1.00
     Other Expenses.................   1.35     1.46    1.54

       Total Fund Operating Expenses   1.79%    2.54%   2.54%

     *    Total Fund Operating Expenses for the year ended October 31, 2000.

     ** The Manager has voluntarily agreed to waive a portion of its fee for the Fund from the date operations commenced. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2002. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:

                1.95% for Class A Shares
                2.70% for Class B Shares
                2.70% for Class C Shares


DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL PARTNERS SMALLCAP GROWTH FUND, INC.
The Fund seeks long-term growth of capital.

Main Strategies
The Fund invests primarily in a diversified group of equity securities of small growth companies. Generally, at the time of the Fund's initial purchase of a security, the market capitalization of the issuer is less than $1.5 billion.

Under normal market conditions, the Fund invests at least 65% of its assets in equity securities of small companies with the potential for rapid earnings growth. In selecting securities for investment, the Sub-Advisor, Berger, focuses on companies which it believes demonstrate the following traits:
o    Long-term appreciation potential: open-ended business opportunity;
o    Strong revenue-driven earnings growth;
o    Seasoned management team: integrity, ability, commitment, execution;
o    Innovative products or services;
o    Defensible barriers to entry:  e.g. proprietary technology;
o Solid financial statements: profitability, conservative balance sheet and accounting;
o    Long-term market share leaders in emerging and growing industries; and
o    Appropriate valuations.

Berger will generally sell a security when it no longer meets Berger's investment criteria or when it has met Berger's expectations for appreciation. Portfolio securities may be actively traded in pursuit of the Fund's goal. Active trading may result in higher brokerage costs to the Fund.

Main Risks
Investments in companies with small market capitalizations carry their own risks. Historically, small company securities have been more volatile in price than larger company securities, especially over the short-term. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

The net asset value of the Fund's shares is based on the values of the securities it holds. The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.

The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. This Fund is designed for long term investors for a portion of their investments. It is not designed for investors seeking income or conservation of capital.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for volatile fluctuations in the value of your investment.



As the inception date of the Fund is December, 2000, historical performance data is not available. Estimated annual Fund operating expenses are as follows:


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:


                          1 Year  3 Years  5 Years 10 Years
 ----------------------------------------------------------
      Class A              $681   $1,110     N/A       N/A

      Class B               713    1,251     N/A       N/A
      Class C               407      933     N/A       N/A
   You would  pay the  following  expenses  if you did not  redeem  your shares:

      Class A               681    1,110     N/A       N/A
      Class B               305      933     N/A       N/A
      Class C               305      933     N/A       N/A


                            Fund Operating Expenses*

Annual operating expenses for the Fund are deducted from Fund assets (stated as a percentage of Fund assets). Estimates of the Fund's operating expenses are shown which are intended to help you compare the cost of investing in a particular fund with the cost of investing in other mutual funds.

                                     Class A   Class B  Class C
     Management Fees**..............   0.90%    0.90%   0.90%
     12b-1 Fees.....................   0.25     1.00    1.00
     Other Expenses.................   0.98     1.12    1.12


       Total Fund Operating Expenses   2.13%    3.02%   3.02%

     *    Total Fund Operating Expenses are estimated.

     ** The Manager has voluntarily agreed to waive a portion of its fee for the Fund from the date operations commenced. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2002. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:

                1.95% for Class A Shares
                2.70% for Class B Shares
                2.70% for Class C Shares


DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL REAL ESTATE FUND, INC.
The Fund seeks to generate total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

Main Strategies
The Fund invests primarily in equity securities of companies engaged in the real estate industry. For purposes of the Fund's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.

The Fund may invest up to 25% of its assets in securities of foreign real estate companies. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are effectively permitted to eliminate corporate level federal income taxes if they meet certain requirements of the Internal Revenue Code. The Fund focuses on equity REITs. REITs are characterized as:
o equity REITs, which primarily own property and generate revenue from rental income;
o    mortgage REITs, which invest in real estate mortgages; and
o hybrid REITs, which combine the characteristics of both equity and mortgage REITs.

Main Risks
Securities of real estate companies are subject to securities market risks as well as risks similar to those of direct ownership of real estate. These include:
o    declines in the value of real estate
o    risks related to general and local economic conditions
o    dependency on management skills
o    heavy cash flow dependency
o    possible lack of available mortgage funds
o    overbuilding o extended vacancies in properties
o    increases in property taxes and operating expenses
o    changes in zoning laws
o    expenses incurred in the cleanup of environmental problems
o    casualty or condemnation losses o changes in interest rates

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
o    are dependent upon management skills and may not be diversified;
o    are subject to cash flow dependency and defaults by borrowers; and
o    could fail to qualify for tax-free pass-through of income under the Code.

Because of these factors, the value of the securities held by the Fund, and in turn the net asset value of the shares of the Fund change on a daily basis. The current share price reflects the activities of individual companies and general market and economic conditions. In the short term, share prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth, want to invest in companies engaged in the real estate industry and are willing to accept fluctuations in the value of your investment.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1998    -13.62
1999    -4.76
2000    29.65

The year-to-date return as of December 31, 2000 for Class A shares is 29.65%, for Class B shares is 28.65% and for Class C shares is 28.50%.

The fund's highest/lowest quarterly returns during this time period were:

      Highest    11.31% (6-30-2000)
      Lowest     -8.25% (9-30-1999)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past Five
                 Year     Years

     Class A    23.46%    0.52*
     Class B    24.65     0.58*
     Class C    27.50    11.21**

                                             Past One Past FivePast Ten
                                               Year     Years   Years

Morgan Stanley REIT Index                     26.81%   10.13%   --  %
Lipper Real Estate Fund Average               25.62    10.26    11.79
Morningstar Specialty - Real Estate Category  25.83    10.31    11.33

* Period from December 31, 1997, date shares first offered to the public, through December 31, 2000.
** Period from June 30, 1999, date Class C shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         1 Year  3 Years  5 Years 10 Years
 ---------------------------------------------------------
     Class A             $ 685   $1,122   $1,584   $2,859
     Class B               687    1,174    1,678    2,877
     Class C             1,083   2,814    4,457     7,881
  You would  pay the  following  expenses  if you did not  redeem  your shares:

     Class A               685    1,122    1,584    2,859
     Class B               278      853    1,454    2,877
     Class C               988    2,814    4,457    7,881


                            Fund Operating Expenses*



                                     Class A   Class B  Class C
     Management Fees................   0.61%    0.77%   0.00%
     12b-1 Fees.....................   0.25     0.78    1.00
     Other Expenses.................   1.02     1.07    1.62

       Total Fund Operating Expenses   1.88%    2.62%   2.62%

*    Total Fund Operating Expenses for the year ended October 31, 2000.



DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL SMALLCAP FUND, INC.
The Fund seeks to achieve long-term growth of capital by investing  primarily in
equity   securities   of   companies   with    comparatively    smaller   market
capitalizations.

Main Strategies
The Fund invests in equity securities of companies in the U.S. with comparatively smaller market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Under normal market conditions, the Fund invests at least 65% of its assets in securities of companies with market capitalizations of $1.5 billion or less at the time of purchase.

In selecting securities for investment, the Sub-Advisor, Invista, looks at stocks with value and/or growth characteristics. In managing the assets of the Fund, Invista does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Invista's estimation of forward looking rates of return.

Main Risks
Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

The net asset value of the Fund's shares is based on the values of the securities it holds. The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for volatile fluctuations in the value of your investment. It is not designed for you if you are seeking income or conservation of capital.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.



                              Annual Total Returns

1998    -5.68
1999    43.22
2000    -14.03

The year-to-date return as of December 31, 2000 for Class A shares is -14.03%, for Class B shares is -14.66% and for Class C shares is -14.84%.

The fund's highest/lowest quarterly returns during this time period were:

        Highest    23.39% (12-31-1999)
        Lowest    -23.52% (9-30-1998)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past Five
                 Year     Years

     Class A   -18.12%    3.42*
     Class B   -17.51     3.62*
     Class C   -15.55     2.16**

                                     Past One Past FivePast Ten
                                       Year     Years   Years

 S&P 600 Stock Index                  11.80%   13.56%   17.43%
 Lipper SmallCap Core Fund Average     5.07    12.52    15.52
 Morningstar SmallCap Blend Category  12.84    12.95    15.92

* Period from December 31, 1997, date shares first offered to the public, through December 31, 2000.
** Period from June 30, 1999, date Class C shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                           1 Year  3 Years  5 Years 10 Years
  ----------------------------------------------------------
       Class A              $645   $1,003   $1,384   $2,450
       Class B               654      768      989    1,450
       Class C               487   1,172     1,976    4,070
   You would  pay the  following  expenses  if you did not  redeem  your shares:

       Class A               645    1,003    1,384    2,450
       Class B               244      751    1,285    2,510
       Class C               386    1,172    1,976    4,070


                            Fund Operating Expenses*



                                     Class A   Class B  Class C
     Management Fees................   0.83%    0.84%   0.00%
     12b-1 Fees.....................   0.25     0.84    1.00
     Other Expenses.................   0.67     0.73    1.53

       Total Fund Operating Expenses   1.75%    2.41%   2.53%


     * Total Fund Operating Expenses for the year ended October 31, 2000.


DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL UTILITIES FUND, INC.
The Fund seeks to achieve high current income and long-term growth of income and capital. The Fund seeks to achieve its objective by investing primarily in equity and fixed-income securities of companies in the public utilities industry.

Main Strategies
The Fund invests in securities issued by companies in the public utilities industry. These companies include:
o companies engaged in the manufacture, production, generation, sale or distribution of electric or gas energy or other types of energy; and
o companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but not public broadcasting or cable television).

The Sub-Advisor, Invista, considers a company to be in the public utilities industry if, at the time of investment, at least 50% of the company's assets, revenues or profits are derived from one or more of those industries.

Under normal market conditions, at least 65% (and up to 100%) of the assets of the Fund are invested in equity securities and fixed-income securities in the public utilities industry. The Fund does not have any policy to concentrate its assets in any segment of the utilities industry. The portion of Fund assets invested in equity securities and fixed-income securities varies from time to time. When determining how to invest the Fund's assets to achieve its investment objective, Invista considers:
o    changes in interest rates;
o    prevailing market conditions; and
o    general economic and financial conditions.

The Fund invests in fixed-income securities, which at the time of purchase, are
o    rated in one of the top four categories by S&P or Moody's; or
o    if not rated, in the Manager's opinion are of comparable quality.

Main Risks
Since the Fund's investments are concentrated in the utilities industry, the value of its shares changes in response to factors affecting those industries. Many utility companies have been subject to risks of:
o    increase in fuel and other operating costs;
o    changes in interests rates on borrowings for capital improvement programs;
o    changes in applicable laws and regulations;
o changes in technology which render existing plants, equipment or products obsolete;
o    effects of conservation; and
o    increased costs and delays associated with environmental regulations.

Generally, the prices charged by utilities are regulated with the intention of protecting the public while ensuring that utility companies earn a return sufficient to attract capital to grow and provide appropriate services. However, due to political and regulatory factors, rate changes ordinarily occur following a change in financing costs. This delay tends to favorably affect a utility company's earnings and dividends when costs are decreasing but also adversely affects earnings and dividends when costs are rising. In addition, the value of the utility company bond prices rise when interest rates fall and fall when interest rates rise.

Certain states are adopting deregulation plans. These plans generally allow for the utility company to set the amount of their earnings without regulatory approval.

The share price of the Fund may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.


Investor Profile
The Fund is generally a suitable investment if you are seeking quarterly dividends to generate income or to be reinvested for growth, want to invest in companies in the utilities industry and are willing to accept fluctuations in the value of your investment.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns


1993    8.42
1994    -11.09
1995    33.87
1996    4.56
1997    29.58
1998    22.50
1999    2.25
2000    18.23

The year-to-date return as of December 31, 2000 for Class A shares is 18.23%, for Class B shares is 17.30% and for Class C shares is 15.62%.

The fund's highest/lowest quarterly returns during this time period were:

     Highest    19.24% (12-31-1997)
     Lowest     -9.00% (3-31-1994)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten
                 Year     Years   Years

     Class A    12.59%   13.83%   12.12%*
     Class B    13.61    13.86    16.89**
     Class C    14.71     7.79***

                                             Past One Past FivePast Ten
                                               Year     Years   Years

S&P 500 Stock Index                           -9.11%   18.31%   17.44%
Dow Jones Utilities Index with Income
  Fund Average                                51.07    17.81    --
Lipper Utilities Fund Average                  7.86    15.36    13.77
Morningstar Specialty - Utilities Category     7.15    15.17    13.66

* Period from December 16, 1992, date Class A shares first offered to the public, through December 31, 2000.
** Period from December 9, 1994, date Class B shares first offered to the public, through December 31, 2000.
*** Period from June 30, 1999, date Class C shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         1 Year  3 Years  5 Years 10 Years
  --------------------------------------------------------
     Class A              $594    $ 847   $1,119   $1,893
     Class B               615      955    1,310    2,036
     Class C               473    1,129    1,906    3,941
  You would  pay the  following  expenses  if you did not  redeem  your shares:

     Class A               594      847    1,119    1,893
     Class B               203      627    1,078    2,036
     Class C               371    1,129    1,906    3,941


                            Fund Operating Expenses*

                                     Class A   Class B  Class C
     Management Fees................   0.59%    0.59%   0.59%
     12b-1 Fees.....................   0.25     0.91    1.00
     Other Expenses.................   0.39     0.50    2.10

       Total Fund Operating Expenses   1.23%    2.00%   3.69%

     * Total Fund Operating Expenses for the year ended October 31, 2000.


INTERNATIONAL GROWTH-ORIENTED FUND

PRINCIPAL EUROPEAN EQUITY FUND, INC.
The Fund seeks long-term growth of capital.


Main Strategies
The Fund invests primarily in equity securities (or other securities with equity characteristics) of companies domiciled or in the opinion of the Sub-Advisor, BT, having their core business in Europe. The Fund may also invest in other securities of such companies. The Fund offers an opportunity to invest in a region with a wide spread of industries and in companies which, in the opinion of BT, may be undervalued.


The Fund invests in securities listed on foreign or domestic securities exchanges, securities traded in foreign or domestic over-the-counter markets and depositary receipts. Under normal market conditions, the Fund invests at least 65% of its assets in European securities. These include securities of:
o    companies organized under the laws of European countries;
o companies for which the principal securities trading market is in a European country; and
o companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced or sales made in European countries.


BT selects securities for the Fund based on its own global investment research. The research program is focused on three key criteria:
o business franchise - considering factors such as the company's relationship with its suppliers and customers, the degree of rivalry with competitors as well as the exposure to regulatory and technological risk;
o quality of management - assessing the company's management on its ability to execute current business plans, manage the capital invested in the business as well as the level of transparency with respect to strategy and operations; and
o business valuation - determining the private market or `true business value' of the firm.

BT's qualitative analysis is complemented by disciplined valuation techniques. These include proprietary models as well as conventional market measurements and industry specific models of relative value. This analytical framework ensures consistency and transparency throughout the research process. Portfolios are constructed and managed within predetermined guidelines that are regularly monitored by BT.


Main Risks
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

The Fund anticipates that its portfolio turnover may, on occasion, exceed 100%. Turnover rates in excess of 100% generally result in higher transaction costs and a possible increase in short-term capital gains (or losses).

The Fund may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.

The net asset value of the Fund's shares is based on the values of the securities it holds. The value of the stocks owned by the Fund changes on a daily basis. In the short-term, stock prices can fluctuate dramatically in response to these factors. If the investor sells Fund shares when their value is less than the price the investor paid for them, the investor will lose money.

Investor Profile
The Fund is generally a suitable investment for investors seeking long-term growth of capital in European markets who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.




As the inception date of the Fund is May 1, 2000, only limited historical performance data is available.


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's cumulative returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One
                 Year

     Class A   -15.93%*
     Class B   -15.63*
     Class C   -13.12*

                                              Past One Past FivePast Ten
                                                Year     Years   Years

 Morgan Stanley Capital International
   Europe (15) Index                           -8.39%   15.37%   13.48%
 Lipper European Region Fund Average           -6.19    15.77    12.61

* Period from May 1, 2000, date shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                        1 Year  3 Years  5 Years 10 Years
 --------------------------------------------------------
    Class A              $803   $1,476     N/A       N/A

    Class B               812    1,544     N/A       N/A
    Class C               509    1,235     N/A       N/A
 You would  pay the  following  expenses  if you did not  redeem  your shares:

    Class A               803    1,476     N/A       N/A
    Class B               408    1,235     N/A       N/A
    Class C               408    1,235     N/A       N/A


                            Fund Operating Expenses*

                                     Class A   Class B  Class C
     Management Fees**..............   0.00%    0.00%   0.06%
     12b-1 Fees.....................   0.25     0.90    1.00
     Other Expenses.................   2.24     2.07    2.16

       Total Fund Operating Expenses   2.49%    2.97%   3.22%

*    Total Fund Operating Expenses for the year ended October 31, 2000.

** The Manager has voluntarily agreed to waive a portion of its fee for the Fund from the date operations commenced. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2002. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:

                2.50% for Class A Shares
                3.25% for Class B Shares
                3.25% for Class C Shares


INTERNATIONAL GROWTH-ORIENTED FUND

PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.
The Fund seeks to achieve long-term growth of capital by investing primarily in equity securities of issuers in emerging market countries.

Main Strategies
The Fund seeks to achieve its objective by investing in common stocks of companies in emerging market countries. For this Fund, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. Invista, the Sub-Advisor, focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

Under normal conditions, at least 65% of the Fund's assets are invested in emerging market country equity securities. The Fund invests in securities of:
o companies with their principal place of business or principal office in emerging market countries;
o companies for which the principal securities trading market is an emerging market country; or
o companies, regardless of where its securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

Main Risks
Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.

Under unusual market or economic conditions, the Fund may invest in the same kinds of securities as the other Growth-Oriented Funds. These include securities issued by domestic or foreign corporations, governments or governmental agencies, instrumentalities or political subdivisions. The securities may be denominated in U.S. dollars or other currencies.

Because the values of the Fund's assets are likely to rise or fall dramatically, if you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth and want to invest a portion of your assets in securities of companies in emerging market countries. This Fund is not an appropriate investment if you are seeking either preservation of capital or high current income. You must be able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.



          Annual Total Returns

1998    -17.42
1999    67.20
2000    -28.63

The year-to-date return as of December 31, 2000 for Class A shares is -28.63%, for Class B shares is -29.05% and for Class C shares is -29.12%.

The fund's highest/lowest quarterly returns during this time period were:

     Highest    38.24% (12-31-1999)
     Lowest    -18.97% (9-30-1998)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past Five
                 Year     Years

     Class A   -31.74%   -5.15%*
     Class B   -31.69    -5.20*
     Class C   -29.65    -6.89**

                                             Past One Past FivePast Ten
                                               Year     Years   Years

Morgan Stanley Capital International EMF
  (Emerging Markets Free) Index              -30.61%   -4.17%    8.25%
Lipper Emerging Markets Fund Average         -30.59    -2.15     1.91
Morningstar Diversified Emerging Market Category-31.11 -2.08     1.96

* Period from August 29, 1997, date shares first offered to the public, through December 31, 2000.
** Period from June 30, 1999, date Class C shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                        1 Year  3 Years  5 Years 10 Years
 --------------------------------------------------------
    Class A              $725  $1,242    $1,785   $3,261
    Class B               732   1,308     1,902    3,311
    Class C               893   2,316     3,744    6,944
 You would  pay the  following  expenses  if you did not  redeem  your shares:

    Class A               725   1,242     1,785    3,261
    Class B               325     992     1,683    3,311
    Class C               797   2,316     3,744    6,944


                            Fund Operating Expenses*

                                     Class A   Class B  Class C
     Management Fees**..............   1.15%    1.25%   0.00%
     12b-1 Fees.....................   0.25     0.82    1.00
     Other Expenses.................   1.09     1.15    2.24

       Total Fund Operating Expenses   2.49%    3.22%   3.24%

     *    Total Fund Operating Expenses for the year ended October 31, 2000.

     ** The Manager has voluntarily agreed to waive a portion of its fee for the Fund. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2002. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:

                2.50% for Class A Shares
                3.25% for Class B Shares
                3.25% for Class C Shares


INTERNATIONAL GROWTH-ORIENTED FUND

PRINCIPAL INTERNATIONAL FUND, INC.
The Fund seeks to achieve long-term growth of capital by investing in a portfolio of equity securities of companies domiciled in any of the nations of the world.

Main Strategies The Fund invests in securities of:
o companies with their principal place of business or principal office outside the U.S.;
o companies for which the principal securities trading market is outside the U.S.; and
o companies, regardless of where its securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Fund has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However under normal market conditions, the Fund intends to have at least 65% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Fund does not intend to invest in equity securities of U.S. companies.

Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia
(Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.

In choosing investments for the Fund, the Sub-Advisor, Invista, pays particular attention to the long-term earnings prospects of the various companies under consideration. Invista then weighs those prospects relative to the price of the security.

Main Risks
The values of the stocks owned by the Fund change on a daily basis. Stock prices reflect the activities of individual companies as well as general market and economic conditions. In the short term, stock prices and currencies can fluctuate dramatically in response to these factors. In addition, there are risks involved with any investment in foreign securities that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

Under unusual market or economic conditions, the Fund may invest in the same kinds of securities as the other Growth-Oriented Funds. These include securities issued by domestic or foreign corporations, governments or governmental agencies, instrumentalities or political subdivisions. The securities may be denominated in U.S. dollars or other currencies.

As with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth and want to invest in non-U.S. companies. This Fund is not an appropriate investment if you are seeking either preservation of capital or high current income. You must be able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1991    15.25
1992    0.81
1993    46.34
1994    -5.26
1995    11.56
1996    23.76
1997    12.22
1998    8.48
1999    25.82
2000    -8.64

The year-to-date return as of December 31, 2000 for Class A shares is -8.64%, for Class B shares is -9.28% and for Class C shares is -10.22%.

The fund's highest/lowest quarterly returns during this time period were:

      Highest    16.78% (12-31-1999)
      Lowest    -17.80% (9-30-1998)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten
                 Year     Years   Years

     Class A   -12.96%   10.53%   11.48%
     Class B   -12.60    10.54    10.92*
     Class C   -11.04     4.78**

                                           Past One Past FivePast Ten
                                             Year     Years   Years

Morgan Stanley Capital International EAFE
  (Europe, Australia and Far East) Index   -14.17%    7.13%    8.24%
Lipper International Fund Average          -15.60     9.45     9.85
Morningstar Foreign Category               -15.66     9.43     9.57

* Period from December 9, 1994, date Class B shares first offered to the public, through December 31, 2000.
** Period from June 30, 1999, date Class C shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                        1 Year  3 Years  5 Years 10 Years
 --------------------------------------------------------
    Class A              $598    $859    $1,139   $1,936
    Class B               603     920     1,249    1,968
    Class C               415     957     1,625    3,411
 You would  pay the  following  expenses  if you did not  redeem  your shares:

    Class A               598     859     1,139    1,936
    Class B               191     591     1,016    1,968
    Class C               313     957     1,625    3,411


                            Fund Operating Expenses*

                                     Class A   Class B  Class C
     Management Fees................   0.80%    0.80%   0.80%
     12b-1 Fees.....................   0.18     0.69    1.00
     Other Expenses.................   0.29     0.39    1.30

       Total Fund Operating Expenses   1.27%    1.88%   3.10%

     * Total Fund Operating Expenses for the year ended October 31, 2000.


INTERNATIONAL GROWTH-ORIENTED FUND

PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
The Fund seeks to achieve long-term growth of capital by investing primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations.

Main Strategies The Fund invests in securities of:
o companies with their principal place of business or principal office outside the U.S.;
o companies for which the principal securities trading market is outside the U.S.; and
o companies, regardless of where its securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

Under normal market conditions, the Fund invests at least 65% of its assets in securities of companies having market capitalizations of $1.5 billion or less at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Fund diversifies its investments geographically. There is no limitation on the percentage of assets that may be invested in one country or denominated in any one currency. However, under normal market circumstances, the Fund intends to invest at least 65% of its assets in securities of companies of at least three countries.

Main Risks
Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

As with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile

This Fund is not an appropriate investment if you are seeking either preservation of capital or high current income. You must be able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies. The Fund is generally a suitable investment if you are seeking long-term growth and want to invest a portion of your assets in smaller, non-U.S. companies.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1998    14.40
1999    84.72
2000    -13.28

The year-to-date return as of December 31, 2000 for Class A shares is -13.28%, for Class B shares is -13.86% and for Class C shares is -15.24%.

The fund's highest/lowest quarterly returns during this time period were:

     Highest    36.96% (12-31-1999)
     Lowest    -19.84% (9-30-1998)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past Five
                 Year     Years

     Class A   -17.38%   17.59%*
     Class B   -16.73    18.09*
     Class C   -15.94    20.94**

                                             Past One Past FivePast Ten
                                               Year     Years   Years

Morgan Stanley Capital International EAFE
  (Europe, Australia and Far East) Index     -14.17%    7.13%    8.24%
Lipper International Small-Cap Fund Average  -14.82    16.80    12.68
Morningstar Foreign Category                 -15.66     9.43     9.57

* Period from August 29, 1997, date shares first offered to the public, through December 31, 2000.
** Period from June 30, 1999, date Class C shares first offered to the public, through December 31, 2000.

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                        1 Year  3 Years  5 Years 10 Years
 --------------------------------------------------------
    Class A              $712  $1,205    $1,723   $3,138
    Class B               715   1,257     1,817    3,157
    Class C               589   1,469     2,452    4,917
 You would  pay the  following  expenses  if you did not  redeem  your shares:

    Class A               712   1,205     1,723    3,138
    Class B               307     939     1,596    3,157
    Class C               489   1,469     2,452    4,917


                            Fund Operating Expenses*

                                     Class A   Class B  Class C
     Management Fees................   1.20%    1.20%   1.20%
     12b-1 Fees.....................   0.25     0.85    1.00
     Other Expenses.................   1.01     0.99    2.69

       Total Fund Operating Expenses   2.46%    3.04%   4.89%

     * Total Fund Operating Expenses for the year ended October 31, 2000.


INTERNATIONAL GROWTH-ORIENTED FUND

PRINCIPAL PACIFIC BASIN FUND, INC.
The Fund seeks long-term growth of capital.

Main Strategies
The Fund invests primarily in equity securities (or other securities with equity characteristics) of issuers located in the Pacific Basin region, including Japan. The Fund invests in securities listed on foreign or domestic securities exchanges, securities traded in foreign or domestic over-the-counter markets and depositary receipts. Under normal market conditions, the Fund invests at least 65% of its assets in such securities. The Fund's investments are generally diversified among securities of issuers of several Pacific Basin countries, which include but are not limited to: Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Singapore, Sri Lanka, South Korea, Thailand, Taiwan and Vietnam. These include securities of:
o    companies organized under the laws of Pacific Basin countries;
o companies for which the principal securities trading market is in a Pacific Basin country; and
o companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced or sales made in Pacific Basin countries.

Under normal market conditions, the Fund intends to have at least 65% of its assets invested in companies in Pacific Basin countries and may have a significant portion of its assets invested in securities of issuers in Japan. Criteria for determining the distribution of investments include the prospects for relative growth among foreign countries, expected levels of inflation, government policies influencing business conditions and the range of opportunities available to international investors.


BT selects securities for the Fund based on its own global investment research. The research program is focused on three key criteria:
o business franchise - considering factors such as the company's relationship with its suppliers and customers, the degree of rivalry with competitors as well as the exposure to regulatory and technological risk;
o quality of management - assessing the company's management on its ability to execute current business plans, manage the capital invested in the business as well as the level of transparency with respect to strategy and operations; and
o business valuation - determining the private market or `true business value' of the firm.

BT's qualitative analysis is complemented by disciplined valuation techniques. These include proprietary models as well as conventional market measurements and industry specific models of relative value. This analytical framework ensures consistency and transparency throughout the research process. Portfolios are constructed and managed within predetermined guidelines that are regularly monitored by BT.


Main Risks
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

The Fund anticipates that its portfolio turnover may, on occasion, exceed 100%. Turnover rates in excess of 100% generally result in higher transaction costs and a possible increase in short-term capital gains (or losses).

The Fund may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.

The net asset value of the Fund's shares is based on the values of the securities it holds. The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. If the investor sells Fund shares when their value is less than the price the investor paid for them, the investor will lose money.

To the extent that the assets of the Fund are concentrated in securities of issuers in Japan, the value of the shares of the Fund may be more susceptible to a single economic, political or regulatory occurrence than shares of a Fund less concentrated in a single country.

Investor Profile
The Fund is generally a suitable investment for investors seeking long-term growth of capital in Pacific Basin markets who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.



As the inception date of the Fund is May 1, 2000, only limited historical performance data is available.


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's cumulative returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One
                 Year

     Class A   -28.16%*
     Class B   -27.64*
     Class C   -25.51*

                                             Past One Past FivePast Ten
                                               Year     Years   Years

Morgan Stanley Capital International
  Pacific Free Index                         -25.78%   -4.08%    1.54%
Lipper Pacific Region Fund Average           -34.24    -2.52     5.85

* Period from May 1, 2000, date shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                        1 Year  3 Years  5 Years 10 Years
 --------------------------------------------------------
    Class A              $752   $1,324     N/A       N/A

    Class B               765    1,407     N/A       N/A
    Class C               476    1,138     N/A       N/A
 You would  pay the  following  expenses  if you did not  redeem  your shares:

    Class A               752    1,324     N/A       N/A
    Class B               360    1,094     N/A       N/A
    Class C               374    1,138     N/A       N/A


                            Fund Operating Expenses*

                                     Class A   Class B  Class C
     Management Fees**..............   0.32%    0.00%   0.00%
     12b-1 Fees.....................   0.25     0.90    1.00
     Other Expenses.................   1.53     1.31    1.55

       Total Fund Operating Expenses   2.10%    2.21%   2.55%

     *    Total Fund Operating Expenses for the year ended October 31, 2000.

     ** The Manager has voluntarily agreed to waive a portion of its fee for the Fund. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2002. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:

                2.50% for Class A Shares
                3.25% for Class B Shares
                3.25% for Class C Shares


INCOME-ORIENTED FUND

PRINCIPAL BOND FUND, INC.
The Fund seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

Main Strategies
The Fund invests in fixed-income securities. Generally, the Fund invests on a long-term basis but may make short-term investments. Longer maturities typically provide better yields but expose the Fund to the possibility of changes in the values of its securities as interest rates change. Generally, when interest rates fall, the price per share rises, and when rates rise, the price per share declines.

Under normal circumstances, the Fund invests at least 65% of its assets in:
o    debt securities and taxable municipal bonds;
     o rated, at the time of purchase, in one of the top four categories by S&P or Moody's; or
     o    if not rated, in the Manager's opinion are of comparable quality.
o similar Canadian, Provincial or Federal Government securities payable in U.S. dollars; and
o    securities issued or guaranteed by the U.S. Government or its agencies.

The rest of the Fund's assets may be invested in securities that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or non-convertible including:
o    domestic and foreign debt securities;
o    preferred and common stock;
o    foreign government securities; and
o securities rated less than the four highest grades of S&P or Moody's but not lower BB- (S&P) or Ba3 (Moody's). Fixed income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.


During the fiscal year ended October 31, 2000, the average ratings of this Fund's assets based on market value at each month-end, were as follows (all ratings are by Moody's):
      Aaa                 0.85%             Ba                15.21%
      Aa                  3.44%             B                  1.20%
      A                  17.65%             CAA                0.02%
      Baa                61.63%
The above percentages for A and Baa rated securities include .34% and .10% of unrated securities which have been determined by the Manager to be of comparable quality.


Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.

Main Risks
When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. In addition, the value of securities held by the Fund may be affected by factors such as credit rating of the entity that issued the bond and effective maturities of the bond. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds.

Investor Profile
The Fund is generally a suitable investment if you are seeking monthly dividends to produce income or to be reinvested in additional Fund shares to help achieve modest growth objectives without accepting the risks of investing in common stocks. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.



                              Annual Total Returns

1991    17.45
1992    8.67
1993    12.77
1994    -4.35
1995    22.28
1996    2.27
1997    10.96
1998    7.14
1999    -3.04
2000    7.82

The year-to-date return as of December 31, 2000 for Class A shares is 7.82%, for Class B shares is 7.01% and for Class C shares is 5.55%.

The fund's highest/lowest quarterly returns during this time period were:

       Highest     8.54% (6-30-1995)
       Lowest     -4.06% (3-31-1994)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten
                 Year     Years   Years

     Class A     2.74%    3.89%    7.37%
     Class B     3.01     3.80     6.77*
     Class C     4.56     3.14**

                                             Past One Past FivePast Ten
                                               Year     Years   Years

Lehman Brothers BAA Corporate Index            7.41%    5.63%    8.69%
Lehman Brothers Aggregate Bond Index(1)       11.63     6.45     7.95
Lipper Corporate Debt BBB Rated Fund Average   7.99     5.26     8.27
Morningstar Intermediate-Term Bond Category    9.45     5.43     7.62

* Period from December 9, 1994, date Class B shares first offered to the public, through December 31, 2000.
** Period from June 30, 1999, date Class C shares first offered to the public, through December 31, 2000.
(1) This index is now the benchmark against which the Fund measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. the index formerly used is also shown.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                        1 Year  3 Years  5 Years 10 Years
 --------------------------------------------------------
    Class A              $578    $796    $1,032   $1,708
    Class B               601     911     1,234    1,865
    Class C               418     966     1,640    3,439
 You would  pay the  following  expenses  if you did not  redeem  your shares:

    Class A               578     796     1,032    1,708
    Class B               188     582     1,001    1,865
    Class C               316     966     1,640    3,439


                            Fund Operating Expenses*

                                     Class A   Class B  Class C
     Management Fees................   0.48%    0.48%   0.48%
     12b-1 Fees.....................   0.26     0.91    1.00
     Other Expenses.................   0.32     0.46    1.65

       Total Fund Operating Expenses   1.06%    1.85%   3.13%

     * Total Fund Operating Expenses for the year ended October 31, 2000.


INCOME-ORIENTED FUND

PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.
The Fund seeks a high level of current income, liquidity and safety of principal by purchasing obligations issued or guaranteed by the United States Government or its agencies, with emphasis on Government National Mortgage Association Certificates. The guarantees by the United States Government extends only to principal and interest. There are certain risks unique to GNMA Certificates.

Main Strategies
The Fund invests in U.S. Government securities, which include obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund may invest in securities supported by:
o    full faith and credit of the U.S. Government (e.g. GNMA certificates); or
o    credit of the  instrumentality  (e.g. bonds issued by the Federal Home Loan
     Bank).
In addition, the Fund may invest in money market instruments.

The Fund invests in modified pass-through GNMA Certificates. GNMA Certificates are mortgage-backed securities representing an interest in a pool of mortgage loans. Various lenders make the loans which are then insured (by the Federal Housing Administration) or loans which are guaranteed (by Veterans Administration or Farmers Home Administration). The lender or other security issuer creates a pool of mortgages which it submits to GNMA for approval.

Owners of modified pass-through Certificates receive all interest and principal payments owed on the mortgages in the pool, regardless of whether or not the mortgagor has made the payment. Timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government.

Main Risks
Although some of the securities the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed. When interest rates fall, the value of the Fund's shares rises, and when rates rise, the value declines. Because of the fluctuation in values of the Fund's shares, if you sell your shares when their value is less than the price you paid, you will lose money.

U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Fund's securities do not effect interest income on securities already held by the Fund, but are reflected in the Fund's price per share. Since the magnitude of these fluctuations generally are greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest and potentially increasing the volatility of the fund.

In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Fund to experience a loss of some or all of the premium.

Investor Profile
The Fund is generally a suitable investment if you want monthly dividends to provide income or to be reinvested in additional Fund shares to produce growth and prefer to have the repayment of principal and interest on most of the securities in which the Fund invests to be backed by the U.S. Government or its agencies.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.



                              Annual Total Returns

1991    16.83
1992    6.13
1993    9.16
1994    -4.89
1995    91.19
1996    3.85
1997    9.69
1998    7.19
1999    0.01
2000    10.90

The year-to-date return as of December 31, 2000 for Class A shares is 10.90%, for Class B shares is 10.00% and for Class C shares is 8.97%.


The fund's highest/lowest quarterly returns during this time period were:

      Highest     6.38% (6-30-1995)
      Lowest     -4.38% (3-31-1994)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten
                 Year     Years   Years

     Class A     5.58%    5.22%    7.06%
     Class B     6.00     5.15     7.57*
     Class C     7.97     6.24**

                                             Past One Past FivePast Ten
                                               Year     Years   Years

Lehman Brothers GNMA Index                    11.11%    6.95%    7.92%
Lipper GNMA Fund Average                      10.41     5.90     7.13
Morningstar Intermediate Government
    Bond Category                             10.76     5.51     6.91

* Period from December 9, 1994, date Class B shares first offered to the public, through December 31, 2000.
** Period from June 30, 1999, date Class C shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                        1 Year  3 Years  5 Years 10 Years
 --------------------------------------------------------
    Class A              $566    $760    $  970   $1,575
    Class B               591     881     1,184    1,748
    Class C               369     820     1,400    2,973
 You would  pay the  following  expenses  if you did not  redeem  your shares:

    Class A               566     760       970    1,575
    Class B               178     551       949    1,748
    Class C               267     820     1,400    2,973


                            Fund Operating Expenses*

                                     Class A   Class B  Class C
     Management Fees................   0.46%    0.46%   0.46%
     12b-1 Fees.....................   0.27     0.98    1.00
     Other Expenses.................   0.21     0.31    1.18

       Total Fund Operating Expenses   0.94%    1.75%   2.64%

     * Total Fund Operating Expenses for the year ended October 31, 2000.


INCOME-ORIENTED FUND

PRINCIPAL HIGH YIELD FUND, INC.
The Fund seeks high current income primarily by purchasing high yielding, lower or non-rated fixed-income securities which are believed not to involve undue risk to income or principal. Capital growth is a secondary objective when consistent with the objective of high current income.

Main Strategies
The Fund invests in high yield, lower or unrated fixed-income securities. Fixed-income securities that are commonly known as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered to be speculative with respect to the issuer's ability to pay interest and repay principal.

The Fund invests its assets in securities rated Ba1 or lower by Moody's or BB+ or lower by S&P. The Fund may also invest in unrated securities which the Manager believes to be of comparable quality. The Fund does not invest in securities rated below Caa (Moody's) or below CCC (S&P) at the time of purchase. The SAI contains descriptions of the securities rating categories.


During the fiscal year ended October 31, 2000, the average ratings of the Fund's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):
 0.89% in securities rated Baa          53.30% in securities rated B
 43.77% in securities rated Ba           1.85% in securities rated Caa
 0.12% in securities rated Ca            0.07% in securities rated D
The above percentage for securities rated Ba, B and D rated securities includes 2.89%, 2.52% and 0.08% respectively of unrated securities which have been determined by the Manager to be of comparable quality.


Main Risks
Investors assume special risks when investing in the Fund. Compared to higher rated securities, lower rated securities may:
o have a more volatile market value, generally reflecting specific events affecting the issuer;
o be subject to greater risk of loss of income and principal (issuers are generally not as financially secure);
o have a lower volume of trading, making it more difficult to value or sell the security; and
o be more susceptible to a change in value or liquidity based on adverse publicity and investor perception, whether or not based on factual analysis.

The market for higher-yielding, lower-rated securities has not been tested by an economic recession. An economic downturn may severely disrupt the market for these securities. This could cause financial stress to the issuer negatively affecting the issuer's ability to pay principal and interest. This may also negatively affect the value of the Fund's securities. In addition, if an issuer defaults the Fund may have additional expenses if it tries to recover the amounts due it.

Some securities the Fund buys have call provisions. A call provision allows the issuer of the security to redeem it before its maturity date. If a bond is called in a declining interest rate market, the Fund would have to replace it with a lower yielding security. This results in a decreased return for investors. In addition, in a rising interest rate market, a higher yielding security's value decreases. This is reflected in a lower share price for the Fund.

The Fund tries to minimize the risks of investing in lower rated securities by diversification, investment analysis and attention to current developments in interest rates and economics conditions. Although the Fund's Manager considers securities ratings when making investment decisions, it performs its own investment analysis. This analysis includes traditional security analysis considerations such as:
o    experience and managerial strength
o    changing financial condition
o    borrowing requirements or debt maturity schedules
o    responsiveness to changes in business conditions
o    relative value based on anticipated cash flow
o    earnings prospects

The Manager continuously monitors the issuers of the Fund's securities to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. It also monitors each security to assure the security's liquidity so the Fund can meet requests for sales of Fund shares.

For defensive purposes, the Fund may invest in other securities. During periods of adverse market conditions, the Fund may invest in all types of money market instruments, higher rated fixed-income securities or any other fixed-income securities consistent with the temporary defensive strategy. The yield to maturity on these securities is generally lower than the yield to maturity on lower rated fixed-income securities.

Investor Profile
The Fund is generally a suitable investment if you are seeking monthly dividends to provide income or to be reinvested in Fund shares for growth. However, it is suitable only for that portion of your investments for which you are willing to accept potentially greater risk. You should carefully consider your ability to assume the risks of this Fund before making an investment and be prepared to maintain your investment in the Fund during periods of adverse market conditions. This Fund should not be relied on to meet short-term financial needs. As with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1991    28.74
1992    13.09
1993    12.10
1994    -0.65
1995    15.61
1996    12.54
1997    9.68
1998    -1.28
1999    0.97
2000    -6.96

The year-to-date return as of December 31, 2000 for Class A shares is -6.96%, for Class B shares is -7.77% and for Class C shares is -10.68%.

The fund's highest/lowest quarterly returns during this time period were:

     Highest     9.75% (3-31-1991)
     Lowest     -6.52% (9-30-1998)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten
                 Year     Years   Years

     Class A   -11.40%    1.76%    7.41%
     Class B   -11.16     1.53     3.92*
     Class C   -11.51    -7.11**

                                             Past One Past FivePast Ten
                                               Year     Years   Years

Lehman Brothers High Yield Composite Bond Index-5.86%   4.27%   11.16%
Lipper High Current Yield Fund Average        -8.38     3.51    10.07
Morningstar High Yield Bond Category          -9.12     3.25     9.98

* Period from December 9, 1994, date Class B shares first offered to the public, through December 31, 1999.
** Period from June 30, 1999, date Class C shares first offered to the public, through December 31, 1999.

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         1 Year  3 Years  5 Years 10 Years
  --------------------------------------------------------
     Class A              $615    $ 909   $1,225   $2,117
     Class B               639    1,029    1,434    2,285
     Class C               615    1,544    2,570    5,119
  You would  pay the  following  expenses  if you did not  redeem  your shares:

     Class A               615      909    1,225    2,117
     Class B               228      703    1,205    2,285
     Class C               518    1,544    2,570    5,119


                            Fund Operating Expenses*


                                     Class A   Class B  Class C
     Management Fees................   0.60%    0.60%   0.60%
     12b-1 Fees.....................   0.25     0.90    1.00
     Other Expenses.................   0.59     0.75    3.56

       Total Fund Operating Expenses   1.44%    2.25%   5.16%

     * Total Fund Operating Expenses for the year ended October 31, 2000.


INCOME-ORIENTED FUND

PRINCIPAL LIMITED TERM BOND FUND, INC.
The Fund seeks a high level of current income consistent with a relatively high level of principal stability by investing in a portfolio of securities with a dollar weighted average maturity of five years or less.

Main Strategies
The Fund invests in high grade, short-term debt securities. Under normal circumstances, it invests at least 80% of its assets in:
o securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
o debt securities of U.S. issuers rated in the three highest grades by S&P or Moody's; or
o if unrated, are of comparable quality in the opinion of the Sub-Advisor, Invista.

The rest of the Fund's assets are invested in securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to impact the ability of the issuer to make principal and interest payments than is the case with higher rated securities.

Main Risks
The Fund may invest in corporate debt securities and mortgage-backed securities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. In addition, the value of the corporate debt securities held by the Fund may be affected by factors such as credit rating of the entity that issued the bond and effective maturities of the bond. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and short maturity bonds.

Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest. This may increase the volatility of the Fund.

Under normal circumstances, the Fund maintains a dollar-weighted average maturity of not more than five years. In determining the average maturity of the Fund's assets, the maturity date of callable or prepayable securities may be adjusted to reflect Invista's judgment regarding the likelihood of the security being called or prepaid.

Under unusual market or economic conditions, for temporary defensive purposes the Fund may invest up to 100% of its assets in the cash or cash equivalents.

However, as with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you want monthly dividends to generate income or to reinvest for modest growth. You must be willing to accept some volatility in the value of your investment but do not want dramatic volatility.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1997    6.33
1998    6.70
1999    0.96
2000    8.67

The year-to-date return as of December 31, 2000 for Class A shares is 8.67%, for Class B shares is 8.36% and for Class C shares is 8.34%.

The fund's highest/lowest quarterly results during this time period were:

      Highest     2.99% (9-30-1998)
      Lowest     -0.49% (6-30-1999)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past Five
                 Year     Years

     Class A     7.09%    5.33%*
     Class B     7.11     5.18*
     Class C     7.84     6.06**

                                                  Past One Past FivePast Ten
                                                    Year     Years   Years

Lehman Brothers Intermediate
   Government/Corporate Index                      10.12%    6.11%    7.35%
Lipper Short-Intermediate Investment Grade Debt
   Fund Average                                     8.27     5.38     6.58
Morningstar Short-Term Bond Category                8.14     5.43     6.52

* Period from February 29, 1996, date shares first offered to the public, through December 31, 2000.
** Period from June 30, 1999, date Class C shares first offered to the public, through December 31, 2000.

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         1 Year  3 Years  5 Years 10 Years
 ---------------------------------------------------------
     Class A              $270    $525     $ 800   $1,583
     Class B               325     688     1,100    1,976
     Class C               341     889     1,513    3,195
  You would  pay the  following  expenses  if you did not  redeem  your shares:

     Class A               270     525       800    1,583
     Class B               196     606     1,042    1,976
     Class C               290     889     1,513    3,195


                            Fund Operating Expenses*



                                     Class A   Class B  Class C
     Management Fees................   0.29%    0.00%   0.00%
     12b-1 Fees.....................   0.15     0.48    0.50
     Other Expenses.................   0.55     0.86    0.84

       Total Fund Operating Expenses   0.99%    1.34%   1.34%


     * Total Fund Operating Expenses for the year ended October 31, 2000.


INCOME-ORIENTED FUND

PRINCIPAL TAX-EXEMPT BOND FUND, INC.
The Fund seeks as high a level of current income exempt from federal income tax as is consistent with preservation of capital. The Fund seeks to achieve its objective primarily through the purchase of investment grade quality, tax-exempt fixed-income obligations.

Main Strategies and Risks
The Fund invests in a diversified portfolio of securities issued by or on behalf of state or local governments and other public authorities. In the opinion of the issuer's bond counsel, interest on these obligations is exempt from federal income tax. Investment in the Fund is not appropriate for IRA or other tax-advantaged accounts.

Under normal market conditions, the Fund invests at least 80% of its assets in municipal obligations. At the time these securities are purchased, they are: municipal bonds which are rated in the four highest grades by Moody's; municipal notes rated in the highest grade by Moody's; municipal commercial paper rated in the highest grade by Moody's or S & P; or if unrated, are of comparable quality in the opinion of the Manager. During normal market conditions, the Fund will not invest more than 20% of its assets in securities that do not meet the criteria stated above; taxable securities; or municipal obligations the interest on which is treated as a tax preference item for purposes of the federal alternative minimum tax. The Fund may also invest in taxable securities which mature one year or less from the time of purchase. These taxable investments are generally made for liquidity purposes or as a temporary investment of cash pending investment in municipal obligations. Under unusual market or economic conditions and for temporary defensive purposes, the Fund may invest more than 20% of its assets in taxable securities.

Up to 20% of Fund assets may be invested in fixed-income securities rated lower than BBB by S&P or Baa by Moody's. The Fund will not purchase municipal bonds rated lower than B by Moody's or S&P. It also will not buy municipal notes or commercial paper which are unrated or are not comparable in quality to rated securities.

Main Risks
The Fund may not invest more than 5% of its assets in the securities of any one issuer (except the U.S. Government) but may invest without limit in obligations of issuers located in the same state. It may also invest in debt obligations which are repayable out of revenue from economically related projects or facilities. This represents a risk to the Fund since an economic, business or political development or change affecting one security could also affect others.

The Fund may purchase industrial development bonds. These securities are issued by industrial development authorities. They may only be backed by the assets and revenues of the industrial corporation which uses the facility financed by the bond.

Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. The value of debt securities may also be affected by factors such as credit rating of the entity that issued the bond and effective maturities of the bond. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and short maturity bonds.

As with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking monthly, federally tax-exempt dividends to produce income or to be reinvested for modest growth and are willing to accept fluctuations in the value of your investment.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1991    12.07
1992    9.62
1993    12.44
1994    -9.44
1995    20.72
1996    4.60
1997    9.19
1998    5.08
1999    -3.17
2000    7.96

The year-to-date return as of December 31, 2000 for Class A shares is 7.96%, for Class B shares is 7.75% and for Class C shares is 5.57%.

The fund's highest/lowest quarterly returns during this time period were:

     Highest     9.13% (3-31-1995)
     Lowest     -7.08% (3-31-1994)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten
                 Year     Years   Years

     Class A     2.84%    3.62%    6.08%
     Class B     3.75     3.74     6.71*
     Class C     4.57     1.60**

                                              Past One Past FivePast Ten
                                                Year     Years   Years

 Lehman Brothers Municipal Bond Index          11.68%    6.67%    7.74%
 Lipper General Municipal Debt Fund Average    10.83     4.66     6.68
 Morningstar Muni National Long Category       10.17     4.51     6.60

* Period from December 9, 1994, date Class B shares first offered to the public, through December 31, 2000.
** Period from June 30, 1999, date Class C shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                        1 Year  3 Years  5 Years 10 Years
 --------------------------------------------------------
    Class A              $561    $742    $  939   $1,508
    Class B               554     768       989    1,450
    Class C               419     969     1,645    3,448
 You would  pay the  following  expenses  if you did not  redeem  your shares:

    Class A               561     742       939    1,508
    Class B               139     434       750    1,450
    Class C               317     969     1,645    3,448


                            Fund Operating Expenses*

                                     Class A   Class B  Class C
     Management Fees................   0.48%    0.48%   0.48%
     12b-1 Fees.....................   0.27     0.69    1.00
     Other Expenses.................   0.13     0.20    1.66

       Total Fund Operating Expenses   0.88%    1.37%   3.14%


     * Total Fund Operating Expenses for the year ended October 31, 2000.


MONEY MARKET FUND

PRINCIPAL CASH MANAGEMENT FUND, INC.

The Fund seeks as high a level of income available from short-term securities as is considered consistent with preservation of principal and maintenance of liquidity by investing in a portfolio of money market instruments.

Main Strategies
The Fund invests its assets in a portfolio of money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks. At the time the Fund purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940.

The Fund maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Fund may sell a security before it matures:
o    to take advantage of market variations;
o    to generate cash to cover sales of Fund shares by its shareholders; or
o    upon revised credit opinions of the security's issuer.
The sale of a security by the Fund before maturity may not be in the best interest of the Fund. The Fund does have an ability to borrow money to cover the sale of Fund shares. The sale of portfolio securities is usually a taxable event.

It is the policy of the Fund to be as fully invested as possible to maximize current income. Securities in which the Fund invests include:
o government securities which are issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds;
o U.S. Government agency securities which are issued or guaranteed by agencies or instrumentalities of the U.S. Government. These are backed either by the full faith and credit of the U.S. Government or by the credit of the particular agency or instrumentality;
o    bank obligations consisting of:
     o certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or
     o bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
o commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs;
o short-term corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Fund has 397 days or less remaining to maturity;
o repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity; and
o taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Main Risks
As with all mutual funds, the value of the Fund's assets may rise or fall. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund if you sell your shares when their value is less than the price you paid. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile
The Fund is generally a suitable investment if you are seeking monthly dividends to produce income without incurring much principal risk or your short-term needs.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1991    5.80
1992    3.38
1993    2.63
1994    3.77
1995    5.44
1996    4.96
1997    4.88
1998    5.15
1999    4.63
2000    5.89

The 7-day yield for the period ended December 31, 2000 for Class A shares is 5.94%, for Class B shares is 5.20% and for Class C shares is 4.30%. To obtain the Fund's current yield information, please call 1-800-247-4123.


      Average annual total returns for the period ending December 31, 2000

This table shows the Fund's average annual returns over the periods indicated.

               Past One Past FivePast Ten
                 Year     Years   Years
     Class A     5.89%    5.15%    4.69%
     Class B     5.12     4.36     4.41*
     Class C     3.19     3.25**

* Period from December 9, 1994, date Class B shares first offered to the public, through December 31, 2000.
** Period from June 30, 1999, date Class C shares first offered to the public, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                        1 Year  3 Years  5 Years 10 Years
 --------------------------------------------------------
    Class A              $ 72    $224    $  390   $  871
    Class B               550     756       968    1,347
    Class C               423     980     1,664    3,485
 You would  pay the  following  expenses  if you did not  redeem  your shares:

    Class A                72     224       390      871
    Class B               135     421       729    1,347
    Class C               321     980     1,664    3,485


                            Fund Operating Expenses*

                                     Class A   Class B  Class C
     Management Fees................   0.43%    0.43%   0.43%
     12b-1 Fees.....................    0.00    0.46    1.00
     Other Expenses.................   0.27     0.44    1.75

       Total Fund Operating Expenses   0.70%    1.33%   3.18%

     * Total Fund Operating Expenses for the year ended October 31, 2000.


THE COSTS OF INVESTING

Fees and Expenses of the Funds

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

                               Shareholder Fees
                    (fees paid directly from your investment)

                                          Class A Shares                    Class B Shares                      Class C Shares

                                                                     Maximum Deferred Sales Charge             Maximum Deferred
                                       Maximum Sales Charge        (as a percentage of the lower of            Sales Charge on
                                           on Purchases               the original purchase price              Purchases (as a
                                        (as a percentage of             or market value at the                  percentage of
                                          offering price)                 time of redemption)                   offering price)
                                                                          Redemptions During                  Redemptions During
                                                                                 Year                               Year 1
                                                                1      2     3      4     5      6     7
                                                 -------------------------------------------------------
   All Funds except LargeCap Stock Index,
     Limited Term Bond
     and Cash Management Funds                 4.75%           4%     4%    3%     3%    2%     1%    0%            1.00%
   LargeCap Stock Index and
     Limited Term Bond Funds                   1.50%          1.25%  1.25% .75%   .75%  .50%   .25%   0%            .50%
   Cash Management Fund                        None            4%     4%    3%     3%    2%     1%    0%            1.00%

   Notes:
     o    Shares do not have an exchange or redemption fee.
     o    A wire charge of $6.00 will be deducted for all wire transfers.
     o Class A shares have no deferred sales charge on sales of less than $1 million.
     o    Class B and Class C shares have no front-end sales charge.

Fees and expenses are important because they lower your earnings. However, low costs do not guarantee higher earnings. For example, a fund with no front-end sales charge may have higher ongoing expenses than a fund with such a sales charge. Before investing, you should be sure you understand the nature of different costs. Your Registered Representative can help you with this process.

One-time fees. You may pay a one-time sales charge for each purchase (Class A shares) or redemption (Class B or Class C shares).
o Class A shares may be purchased at a price equal to the share price plus an initial sales charge.
o Investments of $1 million or more of Class A shares are sold without an initial sales charge but may be subject to a contingent deferred sales charge (CDSC) at the time of redemption.
o Class B and Class C shares have no initial sales charge but may be subject to a CDSC. If you sell (redeem) shares and the CDSC is imposed, it will reduce the amount of sales proceeds.

Choosing a Share Class
You may purchase Class A, Class B or Class C shares of each Fund. Your decision to purchase a particular class depends on a number of factors including:
o    the dollar amount you are investing;
o    the amount of time you plan to hold the investment; and
o    any plans to make additional investments in the Principal Mutual Funds.

In addition, you might consider:
o Class A shares if you are making an investment that qualifies for a reduced sales charge;
o Class B shares if you prefer not to pay an initial sales charge and you plan to hold your investment for at least six years; or
o Class C shares if you prefer not to pay an initial sales charge and you plan to hold your investment for only a few years.

The difference between the share Classes is their expenses. Because of their expenses, Class A shares tend to outperform Class C shares when the amount invested is higher and/or the money is invested for a longer period of time. If you plan on purchasing shares, but are unsure which Class to select, this table may assist you. Class A shares may be advantageous over Class C shares when:

       The amount invested is        The holding period of the investment is

   Less than $50,000                           Greater than 5 years
   $50,000 but less than $100,000              Greater than 5 years
   $100,000 but less than $250,000             Greater than 4 years
   $250,000 but less than $500,000             Greater than 4 years
   $500,000 but less than $1,000,000           Greater than 1 year

Class A Shares
o    You generally pay a sales charge on an investment in Class A shares.
o Class A shares generally have lower annual operating expenses than Class B or Class C shares. o If you invest $50,000 or more, the sales charge is reduced.
o You are not assessed a sales charge on purchases of Class A shares of $1 million or more. A deferred sales charge may be imposed if you sell those shares within eighteen months of purchase.

Class B Shares
o    You do not pay a sales charge on an investment in Class B shares.
o If you sell your Class B shares within six years from the date of purchase, you may pay a deferred sales charge.
o If you keep your Class B shares for seven years, your Class B shares automatically convert to Class A shares without a charge.
o Class B shares generally have higher annual operating expenses than Class A shares.

Class C Shares
o    You do not pay a sales charge on an investment in Class C shares.
o If you sell your Class C shares within one year from the date of purchase, you may pay a deferred sales charge.
o Class C shares generally have higher annual operating expenses than Class A or Class B shares.

Front-end sales charge: Class A shares
There is no sales charge on purchases of Class A shares of the Cash Management Fund. Class A shares of the other Funds are purchased with a sales charge that is a variable percentage based on the amount of the purchase. There is no sales charge on shares of a Fund purchased with reinvested dividends or other distributions. Your sales charge may be reduced for larger purchases as indicated below.

                                         All Funds (Except           Sales Charge for
                                          LargeCap Stock             LargeCap Stock
                                      Index and Limited Term      Index and Limited Term
                                            Bond Funds)                 Bond Funds              Dealers Allowance as
                                       Sales Charge as % of:       Sales Charge as % of:         % of Offering Price

                                                                                           All Funds Except   LargeCap Stock
                                                                                            LargeCap Stock       Index and
                                      Offering    Net Amount      Offering    Net Amount       Index and       Limited Term
           Amount invested              Price      Invested         Price      Invested    Limited Term Bond       Bond

     Less than $50,000                  4.75%        4.99%          1.50%        1.52%          4.00%              1.25%
     $50,000 but less than $100,000     4.25%        4.44%          1.25%        1.27%          3.75%              1.00%
     $100,000 but less than $250,000    3.75%        3.90%          1.00%        1.10%          3.25%              0.75%
     $250,000 but less than $500,000    2.50%        2.56%          0.75%        0.76%          2.00%              0.50%
     $500,000 but less than $1,000,000  1.50%        1.52%          0.50%        0.50%          1.25%              0.25%
     $1,000,000 or more                 0            0              0            0              0.75%              0.25%

The front-end sales charge is waived on an investment of $1 million or more in Class A shares. There may be a CDSC on shares sold within 18 months of the purchase date. The CDSC does not apply to shares purchased with reinvested dividends or other distributions. The CDSC is calculated as 0.75% of the lesser of the market value at the time of the redemption or the initial purchase price of the shares sold. The CDSC is waived on shares sold to fund a Principal Mutual Fund 401(a) or Principal Mutual Fund 401(k) retirement plan, except redemptions which are the result of termination of the plan or transfer of all plan assets. The CDSC is also waived on shares sold:
o    to satisfy IRS minimum distribution rules; and
o using a periodic withdrawal plan. (You may sell up to 10% of the value of the shares (as of December 31 of the prior year) subject to a CDSC without paying the CDSC.)

In the case of selling some but not all of the shares in an account, the shares not subject to a sales charge are redeemed first. Other shares are redeemed in the order purchased (first in, first out). Shares subject to the CDSC which are exchanged into another Principal Mutual Fund continue to be subject to the CDSC until the CDSC expires.

Broker-dealers that sell Principal Mutual Funds are paid a certain percentage of the sales charge in exchange for their services. At the option of Princor Financial Services Corporation ("Princor"), the amount paid to a dealer may be more or less than that shown in the chart above. The amount paid depends on the services provided. Amounts paid to dealers on purchases without a front-end sales charge are determined by and paid for by Princor.

SALES CHARGE WAIVER OR REDUCTION (Class A shares)

Class A shares of the Funds may be purchased without a sales charge or at a reduced sales charge. The Funds reserve the right to change or stop offering shares in this manner at any time for new accounts and with 60 days notice to shareholders of existing accounts.


Waiver of sales charge (Class A shares)
----------------------
A Fund's Class A shares may be purchased without a sales charge:
o by its Directors, Principal Life and its subsidiaries and affiliates, and their employees, officers, directors (active or retired), brokers or agents. This also includes their immediate family members (spouse, children (regardless of age) and parents) and trusts for the benefit of these individuals;
o    by the Principal Employees' Credit Union;
o by non-ERISA clients of Invista Capital Management, LLC, Principal Capital Management LLC and Principal Capital Income Investors LLC;
o by any employee or Registered Representative (and their employees) of an authorized broker-dealer;
o through a "wrap account" offered by Princor or through broker-dealers, investment advisors and other financial institutions that have entered into an agreement with Princor which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or similar program under which clients pay a fee to the broker-dealer, investment advisor or financial institution;
o by unit investment trusts sponsored by Principal Life Insurance Company and/or its subsidiaries or affiliates;
o to the extent the purchase proceeds represent a distribution from a terminating 401(a) plan if (a) such purchase is made through a representative of Princor Financial Services Corporation who is a home office employee of Principal Life Insurance Company and the purchase proceeds represent a distribution from a terminating 401(a) plan administered by Principal Life Insurance Company or any of its affiliates, or (b) the employer or plan trustee has entered into a written agreement with Princor permitting the group solicitation of active employees/ plan participants. Such purchases are subject to the CDSC which applies to purchases of $1 million or more as described above; and
o to fund non-qualified plans administered by Principal Life pursuant to a written service agreement.


Class A shares may also be purchased without a sales charge if your Registered Representative has recently become affiliated with a broker-dealer authorized to sell shares of the Principal Mutual Funds. The following conditions must be met:
o your purchase of Class A shares must take place within the first 180 days of your Registered Representative's affiliation with the authorized broker-dealer;
o your investment must represent the sales proceeds from other mutual fund shares (you must have paid a front-end sales charge or a CDSC) and the sale must occur within the 180 day period; and
o you must indicate on your Principal Mutual Fund application that you are eligible for waiver of the front-end sales charge.
o    You must send us either:
     o the check for the sales proceeds (endorsed to Principal Mutual Funds) or
     o a copy of the confirmation statement from the other mutual fund showing the sale transaction. If you place your order to buy Principal Mutual Fund shares on the telephone, you must send us a copy of the confirmation within 21 days of placing the order. If we do not receive the confirmation within 21 days, we will sell enough of your Class A shares to pay the sales charge that otherwise would have been charged.

     NOTE: Please be aware that the sale of your other mutual fund shares may be subject to federal (and state) income taxes. In addition, you may pay a surrender charge to the other mutual fund.

Reduction of sales charge (Class A shares)
-------------------------
1) Dollar amount of purchase. The sales charge varies with the size of your purchase. Reduced charges apply to the total of Principal Mutual Funds' (excluding the Cash Management Fund) shares purchased at one time by any "Qualified Purchaser." A Qualified Purchaser includes an individual and his/her spouse and their children under the age of 25, a trust primarily for such persons, and a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account. If the total amount being invested in the Principal Mutual Funds is near a sales charge breakpoint, you should consider increasing amount invested to take advantage of a lower sales charge. A purchase made by or through an employer on behalf of an employee or employees (including independent contractors) is also considered a purchase by a Qualified Purchaser.

2) Statement of intention (SOI). Qualified Purchasers may obtain reduced sales charges by signing an SOI. The SOI is a nonbinding obligation on the Qualified Purchaser to purchase the full amount indicated in the SOI. The sales charge is based on the total amount to be invested in a 13 month period (24 months if the intended investment is $1 million or more). Upon your request, we will set up a 90-day lookback period to include earlier purchases - the 13 (24) month period then begins on the date of your first purchase during the 90-day period. If the intended investment is not made, sufficient shares will be sold to pay the additional sales charge due. A 401(a) plan trustee must submit the SOI at the time of the first plan purchase. The 90-day lookback period is not available to a 401(a) plan trustee.

3) Rights of accumulation. The Class A, Class B and Class C shares already owned by a Qualified Purchaser are added to the amount of the new purchase to determine the applicable sales charge percentage. Class A shares of the Cash Management Fund are not included in the calculation unless they were acquired in exchange for other Principal Mutual Fund shares.


4) The sales charge table below applies to the following types of purchases of Class A shares:
     o investment of death benefit proceeds from a life insurance policy or certain annuity contracts issued by Principal Life (or its subsidiaries or affiliates) within one year of the insured's death; and
     o by employer sponsored retirement plans (SIMPLE IRA, SEPs, SAR-SEPs, non-qualified deferred compensation plans and Payroll Deduction Plans) if the employer is a member of the Pennsylvania Chamber of Commerce.


                                                               Sales Charge as a % of:                Dealer Allowance

                                                          Offering               Net Amount               as % of
           Amount of Purchase                               Price                 Invested             Offering Price

         Less than $500,000                                2.50%                   2.56%                   2.10%
         $500,000 but less than $1,000,000                 1.50%                   1.52%                   1.25%
         $1,000,000 or more                            no sales charge

5)   Employer  sponsored  plans.  Retirement  plans meeting the  requirements of
     Section 401 of the Internal Revenue Code (401(k), Profit Sharing and Money Purchase Pension Plans) and other employer sponsored retirement plans (Principal Mutual Fund 403(b), SIMPLE IRAs, SEPs, SAR-SEPs, non-qualified deferred compensation plans, and Payroll Deduction Plans).
     o Principal Mutual Fund 401(a) Plans. The trustee chooses to fund the plan with either Class A, Class B or Class C shares when the plan is established.
     o Other employer sponsored retirement plans. Each participant chooses Class A, Class B or Class C shares at the time of their first contribution into the plan.
     o    If Class A shares are used:
          o all plan investments are treated as made by a single investor to determine the applicable sales charge;
          o the sales charge for investments of less than $250,000 is 3.75% as a percentage of offering price; and
          o if the investment is $250,000 or more, the regular sales charge table is used.
     o If Class B shares are used, contributions into the plan after the plan assets are $250,000 or more are used to buy Class A shares.
     o Investments outside of a plan are not included with plan assets to determine the applicable sales charge.

Contingent deferred sales charge: Class B and Class C shares
o The CDSC does not apply to shares purchased with reinvested dividends or other distributions.
o The amount of the CDSC is a percentage based on the number of years you own the shares multiplied by the lesser of the market value at the time of the redemption or the initial purchase price of the shares sold.
o In the case of selling some but not all of the shares in an account, the shares not subject to a sales charge are redeemed first. Other Class B shares are redeemed in the order purchased (first in, first out). In processing redemptions for other Class C shares, shares held for the shortest period of time during the one year period are next redeemed. As a result of these methods, you pay the lowest possible CDSC.
o Using a periodic withdrawal plan, you may sell up to 10% of the value of the shares (as of the last business day of December of the prior year) subject to a CDSC without paying the CDSC.
o Shares subject to the CDSC which are exchanged into another Principal Mutual Fund continue to be subject to the CDSC until the CDSC expires.
o    Princor receives the proceeds of any CDSC.

Class B shares
A CDSC may be imposed on Class B shares sold within six years of purchase (five years for certain sponsored plans). Class B shares automatically convert into Class A shares (based on share prices, not numbers of shares) seven years after purchase. Class B shares provide you the benefit of putting all your dollars to work from the time of investment, but (until conversion) have higher ongoing fees and lower dividends than Class A shares.

The Class B share CDSC, if any, is determined by multiplying the lesser of the market value at the time of redemption or the initial purchase price of the shares sold by the appropriate percentage from the table below:


                             Class B Share CDSC as a
                  Percentage of Dollar Amount Subject to Charge

                                                                                           For Certain Sponsored Plans
                                                                                             Commenced After 2/1/98

                                      All Funds Except         LargeCap Stock          All Funds Except        LargeCap Stock
                                       LargeCap Stock             Index and             LargeCap Stock            Index and
      Years Since Purchase         Index and Limited Term        Limited Term        Index and Limited Term     Limited Term
Payments Made Bond Funds                  Bond Funds             Bond Funds               Bond Funds

  2 years or less                            4.00%                  1.25%                   3.00%                  .75%
  more than 2 years, up to 4 years           3.00                   0.75                    2.00                   .50
  more than 4 years, up to 5 years           2.00                   0.50                    1.00                   .25
  more than 5 years, up to 6 years           1.00                   0.25                    None                    None
  more than 6 years                          None                   None                    None                    None

Class C shares
A CDSC of 1% may be imposed on Class C shares sold within one year of purchase. No CDSC is imposed on increases in account value above the initial purchase price (including shares acquiring from the reinvestment of dividends or capital gains distributions). Class C shares do not convert to any other class of Fund shares.

Waiver of the sales charge (Class B and Class C shares)
--------------------------
The CDSC is waived on sales of Class B shares and of Class C shares which are sold:
o    due to a shareholder's death;
o    due to the  shareholder's  disability,  as defined in the Internal  Revenue
     Code;
o    from retirement plans to satisfy minimum distribution rules under the Code;
o    to pay surrender charges;
o    to pay retirement plan fees;
o    involuntarily from small balance accounts;
o    through a systematic withdrawal plan (certain limits apply);
o from a retirement plan to assure the plan complies with Sections 401(k), 401(m), 408(k) or 415 of the Code; or
o from retirement plans qualified under Section 401(a) of the Code due to the plan participant's death, disability, retirement or separation from service after attaining age 55.

Ongoing fees. Each Fund pays ongoing fees to its Manager, Underwriter and others who provide services to the Fund. They reduce the value of each share you own.

Distribution (12b-1) Fees
Each of the Funds (except the Cash Management Fund for Class A shares) has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund pays a fee to Princor based on the average daily net asset value of the Fund. These ongoing fees pay expenses relating to distribution fees for the sale of Fund shares and for services provided by Princor and other selling dealers to shareholders. Because they are ongoing fees, over time they may exceed other types of sales charges.

The maximum 12b-1 fees that may be paid by the Funds on an annual basis are:

o    Class A shares (except Cash Management, LargeCap Stock Index and Limited Term Bond)        0.25%
o    Class A shares of LargeCap Stock Index and Limited Term Bond                               0.15%
o    Class B shares (except LargeCap Stock Index and Limited Term Bond)                         1.00%
o    Class B shares of LargeCap Stock Index and Limited Term Bond                               0.50%
o    Class C shares (except LargeCap Stock Index and Limited Term Bond)                         1.00%
o    Class C shares of LargeCap Stock Index and Limited Term Bond                               0.50%

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS

The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


Securities and Investment Practices
Equity securities include common stocks, preferred stocks, depositary receipts, convertible securities, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and in overall market and economic conditions. Smaller companies are especially sensitive to these factors.


Fixed-income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Fixed-income securities are sensitive to changes in interest rates. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Bond prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

Repurchase Agreements and Loaned Securities
Each of the Funds may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.

Each  of  the  Funds  may  lend  its  portfolio   securities   to   unaffiliated
broker-dealers and other unaffiliated qualified financial institutions.

Currency Contracts
The International Growth-Oriented, Partners Equity Growth, Partners LargeCap Blend, Partners LargeCap Growth, Partners LargeCap Value, Partners MidCap Growth and Partners SmallCap Growth Funds may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. In addition, the European Equity and Pacific Basin Funds each may invest a limited percentage of its assets in such contracts for speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).

Hedging is a technique used in an attempt to reduce risk. If the Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss, regardless of whether the intent was to reduce risk or to increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. Additionally, there is the risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.

Forward Commitments
Each of the Income-Oriented, Balanced, European Equity, Pacific Basin, Partners Equity Growth, Partners LargeCap Blend, Partners LargeCap Value and Partners SmallCap Growth Funds may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. Each of these Funds may also enter into contracts to sell its investments either on demand or at a specific interval.

Warrants
Each of the Funds  (except Cash,  Government  Securities  Income and  Tax-Exempt
Bond) may invest up to 5% of its assets in warrants. A warrant is a certificate granting its owner the right to purchase securities from the issuer at a specified price, normally higher than the current market price.

Risks of High Yield Securities
The Balanced, Bond, High Yield and Tax-Exempt Bond Funds may, to varying degrees, invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in high rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager thinks it is in the best interest of shareholders.

Derivatives
To the extent permitted by its investment objectives and policies, each Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, security prices, or currency exchange rates and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

No Fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Funds may not invest in oil leases or futures.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investments include:
o the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Sub-Advisor anticipated;
o the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
o the risk that adverse price movements in an instrument can result in a loss substantially greater than a Fund's initial investment; and
o    the counterparty may fail to perform its obligations.

Foreign Securities
Each of the following Funds may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
o companies with their principal place of business or principal office outside the U.S.; and
o companies for which the principal securities trading market is outside the U.S.

Each Fund may invest its assets in foreign securities to the indicated percentage of its assets:
o European Equity, International, International Emerging Markets, International SmallCap and Pacific Basin Funds - 100%;
o Partners Equity Growth, Partners LargeCap Blend, Partners LargeCap Growth, Partners LargeCap Value, Partners SmallCap Growth and Real Estate Funds - 25%;
o Balanced, Blue Chip, Bond, Capital Value, Growth, High Yield, Limited Term Bond, MidCap, SmallCap and Utilities Funds - 20%; and
o    LargeCap Stock Index and Partners MidCap Growth Funds - 10%.

The Cash Management Fund does not invest in foreign securities other than those that are U.S. dollar denominated. All principal and interest payments for the security are payable in U.S. dollars. The interest rate, the principal amount to be repaid and the timing of payments related to the security do not vary or float with the value of a foreign currency, the rate of interest on foreign currency borrowings or with any other interest rate or index expressed in a currency other than U.S. dollars.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets are not invested and are earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
o    increased social, political and economic instability;
o a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
o lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
o foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
o    relatively new capital market structure or market-oriented economy;
o the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
o restrictions that may make it difficult or impossible for the Fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
o possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Securities of Smaller Companies
The Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Unseasoned Issuers
The Funds may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history which can be used for evaluating the company's growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the company's management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

Temporary Defensive Measures
For temporary defensive purposes in times of unusual or adverse market conditions, the Funds may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank certificates of deposit, bank acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.


There is no limit to the extent to which the Funds may take temporary defensive measures. In taking such measures, a Fund may fail to achieve its investment objective.


Portfolio Turnover
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year.

Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you pay taxes even if you don't sell any of your shares during the year). No turnover rate can be calculated for the Cash Management Fund because of the short maturities of the securities in which it invests. No turnover rates are calculated for the Funds which have been in existence for less than six months (Partners LargeCap Blend, Partners LargeCap Value and Partners SmallCap Growth Funds). However, the Partners LargeCap Blend and Partners LargeCap Value Funds each expect that it may have an annual turnover rate ranging from 200% to 300%. Turnover rates for each of the other Funds may be found in the Fund's Financial Highlights table.

Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights already includes portfolio turnover costs.



MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

The Manager
Principal Management Corporation serves as the manager for the Principal Mutual Funds. In its handling of the business affairs of each Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Funds. In addition, the Manager is responsible for the portfolio management functions for certain Funds. The individuals responsible for the day-to-day management of those Funds are shown below:

                                 Day-to-day
        Fund                     Fund Management              Manager Since

     Bond                        William Armstrong           July 2000
                                 Lisa Stange                 July 2000

     Cash Management             Michael Johnson             March 1983
                                 Alice Robertson             June 1999

     High Yield                  Mark Denkinger              November 1993
                                 Scott Bennett               April 1998

     Real Estate                 Kelly Rush                  December 1997

     Tax-Exempt Bond             Martin Schafer              March 2001


                          Portfolio Manager Experience

William C. Armstrong, CFA. Mr. Armstrong leads the multi-sector/core portfolio management group for PCII's stable value division. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.

Scott Bennett, CFA. Mr. Bennett has been with the Principal Financial Group since 1988. He holds an MBA and a BA from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Mark P. Denkinger, CFA. Mr. Denkinger joined the Principal Financial Group in 1990. He holds an MBA and BA in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Michael R. Johnson. Mr. Johnson joined the Principal Financial Group in 1982 and took his current position of directing securities trading in 1994. His responsibilities include managing the fixed-income trading operations and several short-term money market accounts for a company of the Principal Financial Group. He earned his Bachelor's degree in Finance from Iowa State University.

Alice Robertson. Ms. Robertson joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position as trader on the corporate fixed-income trading desk in 1993. Previously Ms. Robertson was an assistant vice-president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.

Kelly D. Rush, CFA. Mr. Rush directs the Real Estate Investment Trust (REIT) activity for a company of the Principal Financial Group. He has been with the Principal Financial Group since 1987 and has been dedicated to public real estate investments since 1995. His experience includes the structuring of public real estate transactions that included commercial mortgage loans and the issuance of unsecured bonds. He received his Master's degree and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Lisa A. Stange, CFA. Ms. Stange is a portfolio management team leader at PCII. She is responsible for multi-sector fixed income portfolios encompassing a broad array of corporate, mortgage-backed, commercial mortgage-backed and asset-backed securities, as well as private and syndicated debt instruments. She is a co-manager of U.S. corporate and global credit portfolios, and integrally involved in portfolio sector allocation and relative value analysis. She joined the Principal Financial Group in 1989. She received her MBA and BA, both in Finance, from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.

Martin J. Schafer. Mr. Schafer is a portfolio manager for PCII specializing in the management of mortgage-backed securities utilizing an active, total return approach. He joined the Principal Financial Group in 1977. He holds a BBA in Accounting and Finance from the
University of Iowa.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2000, the funds it managed had assets of approximately $6.6 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.

The Sub-Advisors

The Manager has signed sub-advisory agreements with various Sub-Advisors for portfolio management functions for certain Funds. The Manager compensates the Sub-Advisor for its services as provided in the sub-advisory agreement. The individuals responsible for the day-to-day management of those Funds are shown below:

Sub-Advisor:      Invista,  an indirectly  wholly-owned  subsidiary of Principal
                  Life Insurance Company and an affiliate of the Manager, was founded in 1985. It manages investments for institutional investors, including Principal Life. Assets under management as of December 31, 2000 were approximately $27.4 billion.
                  Invista's  address is 1800 Hub Tower, 699 Walnut,  Des Moines,
                  Iowa 50309.

                                              Day-to-day

                Funds                         Fund Management          Manager Since

     Balanced                                 Douglas Herold            January 2001
                                              Dirk Laschanzky           January 2001
                                              Mary Sunderland           January 2000

     Blue Chip                                Scott Opsal               January 2001

     Capital Value                            John Pihlblad             January 2001

     Growth                                   Mary Sunderland           January 2000

     International                            Kurtis D. Spieler         March 2000

     International Emerging Markets           Michael Marusiak          February 2001
                                              Michael Reynal            February 2001

     International SmallCap                   Darren K. Sleister        May 1997

     LargeCap Stock Index                     Robert Baur               March 2000
                                              Rhonda VanderBeek         March 2000

     MidCap                                   K. William Nolin          February 2000

     SmallCap                                 John F. McClain           December 1997
                                              Tom Morabito              October 2000

     Utilities                                Catherine A. Zaharis      April 1993


                          Portfolio Manager Experience

Robert Baur, Ph.D. Dr. Baur joined Invista in 1995 after serving as a professor of finance and economics at Drake University and Grand View College. He received his Bachelor's degree in Mathematics and his Ph.D. in Economics from Iowa State University. Dr. Baur also did post-doctoral studies in finance and economics at the University of Minnesota.

Douglas Herold, CFA. Mr. Herold is a portfolio manager at Invista specializing in equity research and the management of broad market value portfolios. He also serves as a member of Invista's global consumer staples research team. Prior to joining Invista in 1993, he was an investment officer at Bankers Trust Company for ten years. He received an MBA from Drake University and a BS in Business from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.

Dirk Laschanzky, CFA. As a portfolio manager at Invista, Mr. Laschanzky is responsible for asset allocation and provides advice to clients concerning their portfolios across all asset classes. Prior to joining Invista in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services where he managed short-term money market funds and was responsible for American Airlines' pension plan investment management. He also served as a financial analyst for American Airlines. He received an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Michael A. Marusiak. Mr. Marusiak joined Invista in 2000, specializing in the international emerging markets sector. Prior to joining Invista, he was an analyst on Trust Company of the West's global fund management team. He also worked with SBC Warburg of London as a research analyst responsible for Eastern Europe, the Middle East and Africa. He earned an MIA in International Finance from the Columbia University School of International and Public Affairs and a BA in Business Administration and Finance from Simon Fraser University of Burnaby, Canada.

John McClain. Mr. McClain is a portfolio manager for small company and medium company growth products. He joined Invista in 1990. Previously, he was an investment executive with Paine Webber. He earned an MBA from Indiana University and a BBA in Economics from the University of Iowa.

Tom Morabito, CFA. Mr. Morabito joined Invista in 2000 as the lead small-cap value portfolio manager. He has more than 12 years of analytical and portfolio management expertise. Since 1994, Mr. Morabito was a manager for Invesco
Management & Research. He received his MBA in Finance from Northeastern University and his Bachelor's degree in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.

K. William Nolin, CFA. Mr. Nolin has managed the domestic mid-cap products since 1999. His expertise is grounded in the telecommunications, media & entertainment, lodging and consumer non-durables sectors. Mr. Nolin joined the Principal Financial Group in 1993 as an investment credit analyst. He earned his MBA from the Yale School of Management and his Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Scott D. Opsal, CFA. Mr. Opsal is Chief Investment Officer of Invista and has been with the organization since 1993. He holds an MBA from the University of Minnesota and a BS from Drake University. He has earned the right to use the Chartered Financial Analyst designation.

John Pihlblad, CFA. Mr. Pihlblad is director of quantitative portfolio management for Invista. He has over 24 years experience in creating and managing quantitative investment systems. Prior to joining Invista in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.

Michael L. Reynal. Mr. Reynal joined Invista in 2001, specializing in the international emerging markets sector. Prior to joining Invista, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. He also spent four years with Paribas Capital Markets in New York as the head of the equity trading desk, and three years with Barclays do Zoete Weed in London, focusing on Latin American equity trading. He received an MBA from the Amos Tuck School at Dartmouth College in New Hampshire, a BA/MA in History from Christ's College at Cambridge University in England and a BA in History from Middlebuy College in Vermont.

Darren K. Sleister, CFA. Mr. Sleister is a portfolio manager specializing in the management of international equity portfolios. Mr. Sleister joined Invista in 1993. He received his MBA in Investment and Corporate Finances from the University of Iowa and his Bachelor's degree in communications from Central College. He has earned the right to use the Chartered Financial Analyst designation.

Kurtis D. Spieler, CFA. Mr. Spieler is a portfolio manager specializing in the management of international equity portfolios. He joined the Principal Financial Group in 1987 in the Treasury operation as a securities analyst and moved to Invista in 1991. Mr. Spieler received his MBA from Drake University and his BBA in Accounting from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.

Mary Sunderland, CFA. Prior to joining Invista Capital Management in 1999, Ms. Sunderland managed growth and technology portfolios for Skandia Asset Management for 10 years. She holds an MBA in Finance from Columbia University Graduate School of Business and an undergraduate degree from Northwestern University. She has earned the right to use the Chartered Financial Analyst designation.

Rhonda VanderBeek. Ms. VanderBeek directs trading operations for Invista index accounts. She joined the Principal Financial Group in 1983 as a trading statistical clerk and moved to Invista in 1992. Ms. VanderBeek has extensive experience trading both domestic and international securities.

Catherine A. Zaharis, CFA. Ms. Zaharis directs portfolio management for the Invista value team and leads the value research group. She joined Invista in 1985. Ms. Zaharis received her MBA from Drake University and her BBA in Finance from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:      PCII, an indirect  wholly-owned  subsidiary of Principal  Life
                  Insurance Company and an affiliate of the Manager, was founded in 2000. It manages  investments for institutional  investors, including  Principal  Life  Insurance  Company.  Assets  under management  as of December 31, 2000 were  approximately  $33.2 billion.  PCII's  address is 1800 Hub Tower,  699 Walnut,  Des
                  Moines, Iowa 50309.

                                         Day-to-day
           Funds                         Fund Management         Manager Since

Balanced                                 William Armstrong        September 2000

Government Securities Income             Kelly Alexander          May 1993
                                         Martin J. Schafer        May 1985

Limited Term Bond                        Martin J. Schafer        February 1996

                          Portfolio Manager Experience

Kelly Alexander. Ms. Alexander shares management responsibility for nine fixed-income portfolios at PCII. Before assuming her current position, she had similar responsibilities with Invista from 1992 to 2000. She joined the Principal Financial Group in 1983 to develop the mortgage-backed securities trading department. Her experience includes hedging, securitization, product development and portfolio management as well as the risk management in the residential mortgage area.

William C. Armstrong, CFA. Mr. Armstrong leads the multi-sector/core portfolio management group for PCII's stable value division. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.

Martin J. Schafer. Mr. Schafer is a portfolio manager for PCII specializing in the management of mortgage-backed securities utilizing an active, total return approach. He joined the Principal Financial Group in 1977. He holds a BBA in Accounting and Finance from the
University of Iowa.

Sub-Advisor:      BT  is a  related  company  of  BT  Funds  Management  Limited
                  ("BTFM") and a member of the Principal Financial Group. Its address is The Chifley Tower, 2 Chifley Square, Sydney NSW
                  2000 Australia.  As of December 31, 2000, BT had approximately
                  $22.7 billion under management.

                                  Day-to-day
           Funds                  Fund Management           Manager Since

     European Equity              Crispin Murray             May 2000

     Pacific Basin                Dean Cashman               May 2000

                          Portfolio Manager Experience

Dean Cashman. Mr. Cashman is Executive Vice President of BT and serves as head of Japanese equities. He joined BT in 1988, initially involved in the Liquids and Fixed-Income Group, but moved to the European equity group in 1989 specializing in the Latin Block countries including France, Italy and Spain. He started working on Japanese equities at the end of 1991 and in 1993 took over responsibility for investing institutional Japanese investments and managing research. In 1996 he was given responsibility for all Japanese equities research and investment as well as institutional Pacific Basin mandates. Mr. Cashman received a degree in Economics from the University of Queensland.

Crispin Murray. Mr. Murray is Executive Vice President of BT having joined BT in 1994 as an investment analyst focusing on European equities covering banks, telecommunications, telecommunication equipment and media. In 1998, he became head of European Equities. Prior to joining BT, Mr. Murray worked for Equitable Life Assurance Society in the UK as a bond and currency analyst. He received an Honours degree in Economics and Human Geography from Reading University in the UK.

Sub-Advisor:      Morgan Stanley,  with principal  offices at 1221 Avenue of the
                  Americas,  New  York,  NY  10020,  provides  a broad  range of portfolio  management  services to  customers  in the U.S. and abroad. As of December 31, 2000, Morgan Stanley, together with
                  its  affiliated   institutional  asset  management  companies,
                  managed investments totaling approximately $170.2 billion as named fiduciary or fiduciary adviser. On December 1, 1998, Morgan Stanley Assets Management Inc. changed its name to
                  Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances using the name
                  Morgan Stanley Asset Management.

                                         Day-to-day
                Fund                     Fund Management        Manager Since

     Partners Equity Growth              William Auslander       October 1999
                                         Phil Friedman           October 1999

                          Portfolio Manager Experience

William S. Auslander. Mr. Auslander is a Principal of Morgan Stanley. Mr. Auslander joined Morgan Stanley in 1995 as an equity analyst and currently is a portfolio manager in Morgan Stanley's Institutional Equity Group. Prior thereto, he was an equity analyst at Icahn & Co., 1986-1995. He holds a BA in Economics from the University of Wisconsin and an MBA from Columbia University.

Philip W. Friedman. Mr. Friedman is a Manager Director of Morgan Stanley. Prior to joining Morgan Stanley he was a member of Morgan Stanley & Co. Incorporated's Equity Research team (1990-1995) before becoming Director of Research (1995-1997). Currently, Mr. Friedman is head of Morgan Stanley's Institutional Equity Group. He holds a BA in Economics from Rutgers University and an MBA from the J.L. Kellogg School of Management at Northwestern University.

Sub-Advisor:      Federated   is  a   registered   investment   adviser   and  a
                  wholly-owned  subsidiary of Federated  Investors,  Inc., which was  founded in 1955.  Federated  is located in the  Federated
                  Investors  Tower  at  1001  Liberty  Avenue,   Pittsburgh,  PA
                  15222-3779. As of December 31, 2000, Federated managed $140 billion in assets.

                                       Day-to-day
                Fund                   Fund Management           Manager Since

     Partners LargeCap Blend           James Grefenstette         December 2000
                                       J. Thomas Madden           December 2000
                                       Bernard J. Picchi          December 2000
                                       David P. Gilmore           December 2000

                          Portfolio Manager Experience

David P. Gilmore. Mr. Gilmore joined Federated in August 1997 as an Investment Analyst. He was promoted to Senior Investment Analyst in July 1999 and became an Assistant Vice President of Federated in July 2000. Mr. Gilmore was a Senior Associate with Coopers & Lybrand from January 1992 to May 1995. He earned his MBA from the University of Virginia and has a BS from Liberty University. He has earned the right to use the Chartered Financial Analyst designation.

James Grefenstette, CFA. Mr. Grefenstette joined Federated in 1992 and has been a Portfolio Manager and a Vice President of Federated since 1996. From 1994 until 1996, Mr. Grefenstette was a Portfolio Manager and an Assistant Vice President of Federated. Mr. Grefenstette received his MS in Industrial Administration from Carnegie Mellon University. He has earned the right to use the Chartered Financial Analyst designation.

J. Thomas Madden, CFA. Mr. Madden joined Federated as a Senior Portfolio Manager in 1977 and has been an Executive Vice President of Federated since 1994. Mr. Madden served as a Senior Vice President of Federated from 1989 to 1993. Mr. Madden received his MBA with a concentration in Finance from the University of Virginia. He has earned the right to use the Chartered Financial Analyst designation.

Bernard J. Picchi, CFA. Mr. Picchi joined Federated in 1999 as a Senior Vice President/Director of U.S. Equity Research. From 1994 to 1999, Mr. Picchi was a Managing Director of Lehman Brothers where he initially served as head of the energy sector group. During 1995-96, he served as U.S. Director of Stock Research and in September 1996, he was named Growth Stock Strategist. Mr. Picchi holds a BS in foreign service from Georgetown University. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:      Duncan-Hurst   was  founded  in  1990.  Its  address  is  4365
                  Executive  Drive,  Suite  1520,  San  Diego,  CA 92121.  As of
                  December   31,   2000,    Duncan-Hurst   managed   assets   of
                  approximately $3.8 billion for institutional and individual investors.

                                      Day-to-day
           Fund                       Fund Management          Manager Since

Partners LargeCap Growth              David C. Magee            March 2000

                     Portfolio Manager Experience

David C. Magee. Mr. Magee has been with Duncan-Hurst Capital Management since 1992. He holds an MBA in Finance from UCLA and a BS in Economics and Business Management from the University of California, Davis.

Sub-Advisor:      Alliance  Capital  Management  L.P.  ("Alliance")  through its
                  Bernstein    Investment    Research   and   Management    unit
                  ("Bernstein"). As of December 31, 2000, Alliance managed $454 billion in assets. Bernstein is located at 767 Fifth Avenue, New York, NY 10153 and Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.

                                  Day-to-day
           Fund                   Fund Management              Manager Since

Partners LargeCap Value           Marilyn Fedak                December 2000
                                  Steven Pisarkiewicz          December 2000

                          Portfolio Manager Experience

Marilyn G. Fedak. Ms. Fedak, Chief Investment Officer of U.S. Value Equities and Chairman of the U. S. Equity Investment Policy Group of the Bernstein unit since 2000 and prior to that at Sanford C. Bernstein & Co., Inc. ("SCB Inc.") since 1993. She joined SCB Inc. in 1984 and has managed portfolio investments since 1976. She has a BA from Smith College and an MBA from Harvard Business School.

Steven Pisarkiewicz. Mr. Pisarkiewicz has been with Alliance since October 2000 and prior to that with SCB Inc. (since 1989) and has been Senior Portfolio Manager since 1997. He holds a BS from the University of Missouri and an MBA from the University of California at Berkeley.

Sub-Advisor:      Turner was  founded  in 1990.  Its  address  is 1235  Westlake
                  Drive,  Suite 350,  Berwyn,  PA 1931. As of December 31, 2000,
                  Turner had discretionary management authority with respect to approximately $10.1 billion in assets.

                                    Day-to-day
           Fund                     Fund Management            Manager Since

Partners MidCap Growth              Chris McHugh               February 2000

                     Portfolio Manager Experience

Christopher K. McHugh. Mr. McHugh joined Turner in 1990. He holds a BS in Accounting from Philadelphia University and an MBA in Finance from St. Joseph's University.

William C. McVail. Mr. McVail, Senior Equity Portfolio Manager, joined Turner in 1998. Prior thereto, he was Portfolio Manager at PNC Equity Advisers. He has 12 years of investment experience.

Robert E. Turner, CFA. Mr. Turner, Chairman and Chief Investment Officer, founded Turner in 1990. Prior to 1990, he was Senior Investment Manager with Meridian Investment Company. He has 17 years of investment experience. He has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:      Berger, 210 University Boulevard, Suite 900, Denver, CO 80206.
                  It serves as investment advisor, sub-advisor, administrator or sub-administrator to mutual funds and institutional investors.
                  Berger is a wholly owned  subsidiary  of Kansas City  Southern
                  Industries, Inc. ("KCSI"). KCSI is a publicly traded holding company with principal operations in rail transportation, through its subsidiary the Kansas City Southern Railway
                  Company, and financial asset management businesses. Assets under management for Berger as of December 31, 2000, were approximately $7.6 billion.

                                    Day-to-day
           Fund                     Fund Management         Manager Since

Partners SmallCap Growth            Paul La Rocco           January 2001

                          Portfolio Manager Experience

Paul A. LaRocco, CFA. Mr. LaRocco joined Berger as Vice President in December 2000. In 2000, he co-managed small and mid-cap funds for Montgomery Asset Management. From 1998 to 2000, he was a senior portfolio manager at Founders Asset Management, with responsibility for several small and mid-cap growth funds. Prior to that, he was a portfolio manager for a number of small and mid-cap funds at Oppenheimer Funds (1993-98). Mr. LaRocco holds an MBA degree in Finance from the University of Chicago Graduate School of Business and a BS in Physiological Psychology and a BA in Biological Sciences from the University of California, Santa Barbara. He has earned the right to use the Chartered Financial Analyst designation.

Duties of the Manager and Sub-Advisor
The Manager or Sub-Advisor provides the Board of Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Manager or Sub-Advisor advises the Fund on its investment policies and determines which securities are bought and sold, and in what amounts.

The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2000 was:

 Balanced                                    0.58%        LargeCap Stock Index                        0.35%
 Blue Chip                                   0.57%        Limited Term Bond                           0.50%
 Bond                                        0.48%        MidCap                                      0.56%
 Capital Value                               0.53%        Pacific Basin                               1.10%
 Cash Management                             0.43%        Partners Equity Growth                      0.75%
 European Equity                             0.90%        Partners LargeCap Growth                    0.90%
 Government Securities Income                0.46%        Partners MidCap Growth                      0.90%
 Growth                                      0.53%        Real Estate                                 0.90%
 High Yield                                  0.60%        SmallCap                                    0.84%
 International                               0.80%        Tax-Exempt Bond                             0.48%
 International Emerging Markets              1.25%        Utilities                                   0.59%
 International SmallCap                      1.20%

Each Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Fund that is relying on the order, the Manager may:
o    hire one or more Sub-Advisors;
o    change Sub-Advisors; and
o    reallocate management fees between itself and Sub-Advisors.
The Manager will continue to have the ultimate responsibility for the investment performance of these Funds due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Fund will rely on the order until it receives approval from:
o    its shareholders; or
o in the case of a new Fund, the Fund's sole initial shareholder before the Fund is available to the public, and the Fund states in its prospectus that it intends to rely on the order. The Manager will not enter into an agreement with an affiliated Sub-Advisor without that agreement, including the compensation to be paid under it, being similarly approved. The Partners Equity Growth, Partners LargeCap Blend, Partners LargeCap Growth, Partners LargeCap Value, Partners MidCap Growth and Partners SmallCap Growth Funds have received the necessary shareholder approval and intend to rely on the order.

PRICING OF FUND SHARES

Each Fund's shares are bought and sold at the current share price. The share price of each Class of shares of each Fund is calculated each day the New York Stock Exchange is open. The share price is determined at the close of business of the Exchange (normally at 3:00 P.M. Central Time). When your order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is placed.

For all Funds except the Cash Management Fund, the share price is calculated by:
o    taking the current market value of the total assets of the Fund
o    subtracting liabilities of the Fund
o    dividing the remainder proportionately into the Classes of the Fund
o subtracting the liabilities of each Class o dividing the remainder by the total number of shares owned by that Class.

The securities of the Cash Management Fund are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information. The Cash Management Fund reserves the right to determine a share price more than once a day.

NOTES:
o If current market values are not readily available for a security, its fair value is determined using a policy adopted by the Fund's Board of Directors.
o A Fund's securities may be traded on foreign securities markets which generally complete trading at various times during the day prior to the close of the New York Stock Exchange. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the New York Stock Exchange is open. The NAV of a Fund investing in foreign securities may change when shareholders are unable to purchase or redeem shares. If the Sub-Advisor believes the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
o Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as a local price and a premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The international growth-oriented funds each have a policy to value such securities at a price at which the Manager or Sub-Advisor expects the shares may be sold.

DIVIDENDS AND DISTRIBUTIONS

The Growth-Oriented and Income-Oriented Funds pay most of their net dividend income to you every year. The payment schedule is:

     Funds                                           Record Date                           Payable Date
     --------------------------------------------------------------------------------------------------
     Balanced,                                       the business day before               March 19, June 19,
     Real Estate and                                 each payable date                     September 19 and December 19
     Utilities                                                                             (or previous business day)

     Blue Chip                                       the business day before               June 19 and December 19
                                                     each payable date                     (or previous business day)

     Capital Value, European Equity,                 the business day before               December 19
     Growth, International, International            each payable date                     (or previous business day)
     Emerging Markets, International
     SmallCap, LargeCap Stock Index
     MidCap, Pacific Basin, Partners
     Equity Growth, Partners LargeCap
     Blend, Partners LargeCap Growth,
     Partners LargeCap Value, Partners
     MidCap Growth, Partners SmallCap
     Growth and SmallCap

     Bond, Government Securities                     the business day before               monthly on the 19th
     Income, High Yield, Limited                     each payable date                     (or previous business day)
     Term Bond and Tax-Exempt Bond


Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the second business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.


You can authorize income dividend and capital gain distributions to be:
o     invested in additional shares of the Fund you own without a sales charge;
o invested in shares of another Principal Mutual Fund (Dividend Relay) without a sales charge (distributions of a Fund may be directed only to one receiving Fund); or
o    paid in cash.

NOTE: Payment of income dividends and capital gains shortly after you buy shares has the effect of reducing the share price by the amount of the payment.

          Distributions from the Fund, whether received in cash or reinvested in additional shares, may be subject to federal (and state) income tax.

Money Market Fund
The Cash Management Fund declares dividends of all its daily net investment income each day its shares are priced. The dividends are paid daily and are automatically reinvested back into additional shares of the Fund. You may ask to have your dividends paid to you monthly in cash. These cash payments are made on the 20th (or preceding business day if the 20th is not a business day) of each month.

Under normal circumstances, the Fund intends to hold portfolio securities until maturity and value them at amortized cost. Therefore, the Fund does not expect any capital gains or losses. Should there be any gain, it could result in an increase in dividends. A capital loss could result in a dividend decrease.

HOW TO BUY SHARES

To open an account and buy fund shares, rely on your Registered Representative. Principal Mutual Funds are "load" funds which means you pay a sales charge for the ongoing assistance of your Registered Representative.

Fill out the Principal Mutual Fund application* completely.  You must include:
o    the name(s) you want to appear on the account;
o    your choice of Class A, Class B or Class C shares;
o    the amount of the investment;
o    your Social Security number or Taxpayer I.D. number; and
o other required information (may include corporate resolutions, trust agreements, etc.).

     * An application is included with this prospectus. A different application is needed for a Principal Mutual Fund IRA, 403(b), SEP, SIMPLE, SAR-SEP or certain employee benefit plans. Call Principal Mutual Funds for more information.

Each Fund requires a minimum initial investment:
o    Regular Accounts                                            $1,000
o    Uniform Transfer to Minor Accounts                            $500
o    IRA Accounts                                                  $500

Subsequent investment minimums are $100. However, if your subsequent investments are made using an Automatic Investment Plan, the investment minimum is $50 ($100 for the Cash Management Fund).

Note: The minimum investment applies on a fund level, not on the total investment being made. Minimums may be waived on accounts set up for: certain employee benefit plans; retirement plans qualified under
         Internal Revenue Code Section 401(a); payroll deduction plans submitting contributions in an electronic format devised and approved by Princor; Principal Mutual Fund asset allocation programs; Automatic Investment Plans; and Cash Management Accounts.

Class B and Class C shares of the Cash Management Fund may be purchased only by exchange from other Fund accounts in the same share class.

In order for us to process your purchase order on the day it is received, we must receive the order (with complete information):
o    on a day that the New York Stock Exchange (NYSE) is open; and
o    prior to the close of trading on the NYSE (normally 3 p.m. Central Time).

Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.

Invest by mail
o Send a check and completed application to:
         Principal Mutual Funds
         P. O. Box 10423
         Des Moines Iowa 50306-9780

o    Make your check payable to Principal Mutual Funds.
o Your purchase will be priced at the next share price calculated after Principal Mutual Funds receives your paperwork, completed in a manner acceptable to us.

Order by telephone
o Call us between 7:00 A.M.. and 7:00 P.M. Central Time on any day that the New York Stock Exchange is open.
o We must receive your payment for the order within three business days (or the order will be canceled and you may be liable for any loss).
o    For new accounts, you also need to send a completed application.

Note:phone  orders  are  not  available  for  qualified  accounts  or  the  Cash
     Management Fund.

Wire money from your bank
o Have your Registered Representative call Principal Mutual Funds for an account number and wiring instructions.
o For both initial and subsequent purchases, federal funds should be wired to:
                           Wells Fargo Bank Iowa, N.A.
                           Des Moines, Iowa 50309
                           ABA No.: 073000228
                           For credit to: Principal Mutual Funds
                           Account No.: 3000499968
                           For credit: Principal ________ Fund, Class ____ Shareholder Account No. __________________ Shareholder Registration __________________

o Give the number and instructions to your bank (which may charge a wire fee).
o No wires are accepted on days when the New York Stock Exchange is closed or when the Federal Reserve is closed (because the bank that would receive your wire is closed).

Establish a Direct Deposit Plan
Direct Deposit allows you to deposit  automatically all or part of your paycheck
(or  government   allotment)  to  your  Principal  Mutual  Fund  account(s).
o    Availability of this service must be approved by your payroll department.
o Have your Registered Representative call Principal Mutual Funds for an account number, Automated Clearing House (ACH) instructions and the form needed to establish Direct Deposit.
o Give the Direct Deposit Authorization Form to your employer or the governmental agency (either of which may charge a fee for this service).
o Shares will be purchased on the day the ACH notification is received by Wells Fargo Bank Iowa, N.A.
o On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.

Establish an Automatic Investment Plan
o Make regular monthly investments with automatic deductions from your bank or other financial institution account.
o The minimum initial investment is waived if you set up an Automatic Investment Plan when you open your account.
o    Minimum monthly purchase $50 per Fund (except Cash Management Fund).
o Cash Management Fund minimum monthly purchase is $100. However, if the Cash Management account is greater than $1,000 when the plan is set up, the monthly minimum is $50.
o Send completed application, check authorization form and voided check (or voided deposit slip) to:
                  Principal Mutual Funds
                  P. O. Box 10423
                  Des Moines Iowa 50306-9780

Set up a Dividend Relay
o Invest your dividends and capital gains from one Principal Mutual Fund in shares of another Principal Mutual Fund.
o    Distributions from a Fund may be directed to only one receiving Fund.
o The Fund share class receiving the investment must be the same class as the originating Fund.
o    There is no sales charge or administrative charge for the Dividend Relay.
o    You can set up Dividend Relay:
     o    on the application for a new account; or
     o by calling Principal Mutual Funds if telephone services apply to the originating account; or
     o    in writing (a signature guarantee may be required).
o You may discontinue your Dividend Relay election with a written notice to Principal Mutual Funds.
o There may be a delay of up to 10 days before the Dividend Relay plan is discontinued.
o The receiving Fund must meet fund minimums. If it does not, the Fund reserves the right to close the account if it is not brought up to the minimum investment amount within 90 days of sending you a deficiency notice.

HOW TO REDEEM (SELL) SHARES

After you place a sell order in proper form, shares are sold using the next share price calculated. The amount you receive will be reduced by any applicable CDSC. There is no additional charge for a sale. However, you will be charged a $6 wire fee if you have the sale proceeds wired to your bank. Generally, the sale proceeds are sent out on the next business day after the sell order has been placed. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made). A Fund can only sell shares after your check making the Fund investment has cleared your bank. To avoid the inconvenience of a delay in obtaining sale proceeds, shares may be purchased with a cashier's check, money order or certified check. A sell order from one owner is binding on all joint owners.

Selling shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.

Generally, sales proceeds checks are:
o payable to all owners on the account (as shown in the account registration) and
o mailed to address on the account (if not changed within last month) or previously authorized bank account.

For other payment arrangements, please call Principal Mutual Funds.

You should also call Principal Mutual Funds for special instructions that may apply to sales from accounts:
o    when an owner has died;
o    for certain employee benefit plans; or
o    owned by corporations, partnerships, agents or fiduciaries.

Within 60 days after the sale of shares, you may reinvest the amount of the sale proceeds into any Principal Mutual Funds' Class A shares without a sales charge if the shares that were sold were:
o    Class A shares on which a sales charge was paid;
o    Class A shares acquired by conversion of Class B shares; or
o    Class B or Class C shares on which a CDSC was paid.
The transaction is considered a sale for federal (and state) income tax purposes even if the proceeds are reinvested. If a loss is realized on the sale, the reinvestment may be subject to the "wash sale" rules resulting in the postponement of the recognition of the loss for tax purposes.

Sell shares by mail
o    Send a letter (signed by the owner of the account) to:
         Principal Mutual Funds
         P. O. Box 10423
         Des Moines Iowa 50306-9780

o    Specify the Fund and account number.
o Specify the number of shares or the dollar amount to be sold. o A signature guarantee* will be required if the:
     o   sell order is for more than $100,000;
     o   account address has been changed within one month of the sell order; or
     o check is payable to a party other than the account shareholder(s) or Principal Life Insurance Company.
          * If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable.

Sell shares in amounts of $100,000 or less by telephone*
o The address on the account must not have been changed within the last month and telephone privileges must apply to the account from which the shares are being sold.
o    If our phone lines are busy, you may need to send in a written sell order.
o To sell shares the same day, the order must be received before the close of normal trading on the New York Stock Exchange (generally 3:00 p.m. Central
     Time).
o Telephone redemption privileges are NOT available for Principal Mutual Funds IRAs, 403(b)s, SEPs, SIMPLES, SAR-SEPs, or certain employee benefit plans, or on shares for which certificates have been issued.
o If previously authorized, checks can be sent to a shareholder's U.S. bank account.
     * The Fund and transfer agent reserve the right to refuse telephone orders to sell shares. The shareholder is liable for a loss resulting from a fraudulent telephone order that the Fund reasonably believes is genuine. The Fund will use reasonable procedures to assure instructions are genuine. If the procedures are not followed, the Fund may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requesting personal identification information (name, phone number, social security number, birth date, etc.) and sending written confirmation to the address on the account.


Sell shares by checkwriting (Class A shares of Cash Management Fund only)
o Checkwriting must be elected on initial application or by written request to Principal Mutual Funds. Such election continues in effect until the Fund receives written notice revoking or changing the election.
o The Fund can only sell shares after your check making the Fund investment has cleared your bank.
o    Checks must be written for at least $500.
o Checks are drawn on UMB Bank, N.A. and its rules concerning checking accounts apply.
o If the account does not have sufficient funds to cover the check, it is marked "Insufficient Funds" and returned (the Fund may revoke checkwriting on accounts on which "Insufficient Funds" checks are drawn).
o Accounts may not be closed by withdrawal check (accounts continue to earn dividends until checks clear and the exact value of the account is not known until the check is received by UMB).
o    Checkwriting is only available for non-qualified accounts.
o Neither the Fund, UMB nor the Manager shall incur any liability for honoring the checks, selling shares to pay checks nor for returning checks unpaid.


Periodic withdrawal plans
You may set up a periodic withdrawal plan on a monthly, quarterly, semiannual or annual basis to:
o    sell a fixed number of shares ($25 initial minimum amount);
o sell enough shares to provide a fixed amount of money ($25 initial minimum amount);
o pay insurance or annuity premiums or deposits to Principal Life Insurance Company (call us for details); and
o provide an easy method of making monthly installment payments (if the service is available from your creditor who must supply the necessary forms).

You can set up a periodic withdrawal plan by:
o    completing the applicable section of the application; or
o sending us your written instructions (and share certificate, if any, issued for the account).

Your periodic  withdrawal plan continues  until:
o    you instruct us to stop; or
o    your Fund account balance is zero.

When you set up the withdrawal plan, you select which day you want the sale made (if none selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the next trading day (if that day falls in the month after your selected date, the transaction will take place on the trading day before your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.

Sales may be subject to a CDSC. Up to 10% of the value of a Class B or Class C share account may be withdrawn annually free of a CDSC. If the withdrawal plan is set up when the account is opened, 10% of the value of additional purchases made within 60 days may also be withdrawn free of a CDSC. The amount of the 10% withdrawal privilege is reset as of the last business day of December of each year based on the account's value as of that day.

Withdrawal payments are sent on or before the third business day after the date of the sale. It may take additional business days for your financial institution to post this payment to your account at that financial institution.

Sales made under your periodic withdrawal plan will reduce and may eventually exhaust your account. The Funds do not normally accept purchase payments while a periodic withdrawal plan is in effect (unless the purchase represents a substantial addition to your account).

The Fund from which the periodic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw. The portion of sales proceeds from the Tax-Exempt Bond Fund which represents tax-exempt income which has been accrued but not declared a dividend by the Fund may be taxed at capital gain rates.

HOW TO EXCHANGE SHARES AMONG PRINCIPAL MUTUAL FUNDS

Your shares in the Funds (except Class A shares of Cash Management, LargeCap Stock Index and Limited Term Bond Funds) may be exchanged without a sales charge for the same class of any other Principal Mutual Fund. The minimun amount that may be exchanged into any Principal Mutual Fund must be at least $300 on an annual basis. After 90 days of their purchase, Class A shares of LargeCap Stock Index and Limited Term Bond Funds may be exchanged into Class A shares of the other Principal Mutual Funds. The 90 day holding period requirement is waived if your purchase of Limited Term Bond Fund shares is made through our Principal Path for Income program.

Class A shares  of the Cash  Management  Fund  may be  exchanged  into
o    Class A shares of other Principal Mutual Funds.
     o If the Cash Management shares were acquired by direct purchase, a sales charge will be imposed on the exchange into other Class A shares.
     o If the Cash Management shares were acquired by (i) exchange from other Funds, (ii) conversion of Class B shares or (iii) reinvestment of dividends earned on Class A shares that were acquired through exchange, no sales charge will be imposed on the exchange into other Class A shares.
o Class B or Class C shares of other Principal Mutual Funds - subject to the CDSC.

The CDSC, if any, is not charged on exchanges. However, the purchase date of the exchanged shares and the CSDC table are used to determine if the newly acquired shares are subject to the CDSC (and the amount of the CDSC if any) when they are sold.

You may exchange shares by:
o calling us, if you have telephone privileges on the account and if no share certificate has been issued.
o    sending a written request to:
                           Principal Mutual Funds
                           P. O. Box 10423
                           Des Moines, Iowa 50306-9780
o    completing an Exchange Authorization Form (call us to obtain the form).
o    via the Internet at www.principal.com.

Automatic exchange election
This election authorizes an exchange from one Principal Mutual Fund to another on a monthly, quarterly, semiannual or annual basis. You can set up an automatic exchange by:
o    completing the Automatic Exchange Election section of the application;
o calling us if telephone privileges apply to the account from which the exchange is to be made; or
o    sending us your written instructions.

Your automatic  exchange  continues  until:
o    you instruct us to stop; or
o    your Fund account balance is zero.

You may specify the day of the exchange. If the selected day is not a trading day, the sale will take place on the next trading day (if that day falls in the month after your selected date, the transaction will take place on the trading day before your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.

General
o    An exchange by any joint owner is binding on all joint owners.
o If you do not have an existing account in the Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options and dealer of record as the account from which the shares are being exchanged.
o All exchanges are subject to the minimum investment and eligibility requirements of the Fund being acquired.
o You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
o If a certificate has been issued, it must be returned to the Fund before the exchange can take place.
o For an exchange to be effective the day we receive your instruction, we must receive the instruction before the close of normal trading on the New York Stock Exchange (generally 3 p.m. Central Time).

When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:
o    accounts with identical ownership;
o an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the jointly owned account;
o a single owner to a UTMA account if the owner of the single ownership account is also the custodian on the UTMA account; or
o a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).


The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss. Income tax rules regarding the calculation of cost basis may make it undesirable in certain circumstances to exchange shares within 90 days of their purchase.


The exchange privilege is not intended for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse impact on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close any account. You would be notified of any such action to the extent required by law.


Fund shares used to fund an employee benefit plan may be exchanged only for shares of other Principal Mutual Funds available to employee benefit plans. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement.


GENERAL INFORMATION ABOUT A FUND ACCOUNT

Statements
You  will  receive  quarterly   statements  (monthly  statements  for  the  Cash
Management Fund) for the Funds you own. Principal Mutual Fund 401(a) plan participants will receive semi-annual statements which detail account activity. The statements provide the number and value of shares you own, transactions during the quarter, dividends declared or paid and other information. The year end statement includes information for all transactions that took place during the year. Please review your statement as soon as you receive it. Keep your statements as you may need them for tax reporting purposes.

Generally, each time you buy, sell or exchange shares between Principal Mutual Funds, you will receive a confirmation in the mail shortly thereafter. It summarizes all the key information - what you bought or sold, the amount of the transaction, and other vital data. The Cash Management Fund mails confirmations only once a month detailing dividend and account activity.

Certain purchases and sales are only included on your quarterly statement. These include accounts
o    when the only activity during the quarter:
     o    is purchase of shares from reinvested dividends and/or capital gains;
     o    is a result of Dividend Relay;
     o    are purchases under an Automatic Investment Plan;
     o    are sales under a periodic withdrawal plan; and
     o    are purchases or sales under an automatic exchange election.
o    used to fund certain individual retirement or individual pension plans.
o    established under a payroll deduction plan.

If you need information about your account(s) at other times, you may:
o call us at 1-800-247-4123, our office generally is open Monday through Friday between 7 A.M. and 7 P.M. Central Time;
o    call our PrinCall(R)line 24 hours a day at 1-800-421-2298; or
o    access your account on the internet at www.principal.com.

Signature Guarantees
Certain transactions require that your signature be guaranteed. If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable. Signature guarantees are required:
o    if you sell more than $100,000 from any one Fund;
o if a sales proceeds check is payable to other than the account shareholder(s), Principal Life Insurance Company or one of its affiliates;
o to make a Dividend Relay election from an account with joint owners to an account with only one owner or different joint owners;
o    to change ownership of an account;
o to add telephone transaction services, checkwriting and/or wire privileges to an existing account;
o to change bank account information designated under an existing telephone withdrawal plan;
o to have a sales proceeds check mailed to an address other than the address on the account or to the address on the account if it has been changed within the preceding month; and
o    to exchange or transfer among accounts with different ownerships.

Minimum Account Balance
Generally, the Funds do not have a minimum required balance. Because of the disproportional high cost of maintaining small accounts, the Funds reserve the right to set a minimum and sell all shares in an account with a value of less than $300. The sales proceeds would then be mailed to you. These involuntary sales will not be triggered just by market conditions. If the Fund exercises this right, you will be notified that the redemption is going to be made. You will have 30 days to make an additional investment and bring your account up to the required minimum. The Fund reserves the right to increase the required minimum.

Special Plans
The Funds reserve the right to amend or terminate the special plans described in this prospectus. Such plans include automatic investment, dividend relay, periodic withdrawal, and waiver or reduction of sales charges for certain purchasers. You will be notified of any such action to the extent required by law.

Telephone Instructions
The Funds reserve the right to refuse telephone instructions. You are liable for a loss resulting from a fraudulent telephone instruction that we reasonably believe is genuine. We use reasonable procedures to assure instructions are genuine. If the procedures are not followed, we may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requesting personal identification information (name, address, phone number, social security number, birth date, etc.) and sending written confirmation to the shareholder's address of record.

Financial Statements
Shareholders will receive annual financial statements for the Funds, examined by the Funds' independent auditors, Ernst & Young LLP. Shareholders will also receive a semiannual financial statement which is unaudited. That report is a part of this prospectus. The following financial highlights are derived from financial statements which were audited by Ernst & Young LLP.


FINANCIAL HIGHLIGHTS
Domestic Growth-Oriented Funds

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL BALANCED FUND, INC.(a)
-----------------------------
Class A shares                                                  2000         1999        1998          1997        1996
--------------------------------------------------------------------  -------------------------------------        ----
Net Asset Value, Beginning of Period...................       $15.13       $15.28      $15.11       $14.61       $13.74
Income from Investment Operations:
   Net Investment Income...............................          .32          .40         .42          .35          .38
   Net Realized and Unrealized Gain
     on Investments....................................          .02          .34        1.15         1.81         1.59

                       Total from Investment Operations          .34          .74        1.57         2.16         1.97
Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.33)        (.44)       (.37)        (.36)        (.43)
   Distributions from Capital Gains....................         (.64)        (.45)      (1.03)       (1.30)        (.67)

                      Total Dividends and Distributions         (.97)        (.89)      (1.40)       (1.66)       (1.10)

Net Asset Value, End of Period.........................       $14.50       $15.13      $15.28       $15.11       $14.61

Total Return(b) .......................................        2.40%        4.85%       11.00%       15.88%      15.10%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $94,763     $112,329     $104,414      $85,436     $70,820
   Ratio of Expenses to Average Net Assets.............        1.32%        1.28%        1.28%        1.33%       1.28%
   Ratio of Net Investment Income to
     Average Net Assets................................        2.26%        2.67%        2.86%        2.42%       2.82%
   Portfolio Turnover Rate.............................        54.4%        24.2%        57.0%        27.6%       32.6%


PRINCIPAL BALANCED FUND, INC.(a)
-----------------------------
Class B shares                                                  2000         1999        1998          1997        1996
--------------------------------------------------------------------  -------------------------------------        ----
Net Asset Value, Beginning of Period...................       $15.06       $15.22      $15.05       $14.56       $13.71
Income from Investment Operations:
   Net Investment Income...............................          .21          .29         .31          .25          .29
   Net Realized and Unrealized Gain
     on Investments....................................          .02          .32        1.14         1.79         1.55

                       Total from Investment Operations          .23          .61        1.45         2.04         1.84
Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.22)        (.32)       (.25)        (.25)        (.32)
   Distributions from Capital Gains....................         (.64)        (.45)      (1.03)       (1.30)        (.67)

                      Total Dividends and Distributions         (.86)        (.77)      (1.28)       (1.55)        (.99)

Net Asset Value, End of Period.........................       $14.43       $15.06      $15.22       $15.05       $14.56

Total Return(b) .......................................        1.61%        4.02%       10.18%       14.96%      14.10%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $20,680      $23,570      $18,930      $11,885      $5,964
   Ratio of Expenses to Average Net Assets.............        2.12%        2.02%        2.04%        2.14%       2.13%
   Ratio of Net Investment Income to
     Average Net Assets................................        1.46%        1.93%        2.08%        1.58%       1.93%
   Portfolio Turnover Rate.............................        54.4%        24.2%        57.0%        27.6%       32.6%


PRINCIPAL BALANCED FUND, INC.(a)
-----------------------------
Class C shares                                                  2000         1999(e)
----------------------------------------------------------------------       ----
Net Asset Value, Beginning of Period...................       $15.13       $15.94
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.03)         .07
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................          .03         (.81)

                       Total from Investment Operations          .00         (.74)
Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.19)        (.07)
   Distributions from Capital Gains....................         (.64)        --

                                        Total Dividends         (.83)        (.07)

Net Asset Value, End of Period.........................       $14.30       $15.13

Total Return(b) .......................................         .03%      (4.67)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............         $404         $242
   Ratio of Expenses to Average Net Assets.............        3.52%        2.11%(d)
                                                                    -
   Ratio of Net Investment Income to
     Average Net Assets................................         .03%        1.78%(d)
   Portfolio Turnover Rate.............................        54.4%        24.2%(d)
                                                                    -




PRINCIPAL BLUE CHIP FUND, INC.(a)
------------------------------
Class A shares                                                  2000         1999        1998          1997        1996
----------------------------------------------------------------------       ----        ------------------        ----
Net Asset Value, Beginning of Period                          $25.25       $21.71      $20.22        $17.10      $15.03
Income from Investment Operations:
   Net Investment Income(f)   ......................             .04          .15         .12           .21         .23
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         (.69)        3.53        3.57         3.58         2.45

                       Total from Investment Operations         (.65)        3.68        3.69         3.79         2.68
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --           (.14)       (.12)        (.21)        (.26)
   Dvidends in Excess of Net Investment
     Income(i) ........................................         (.05)       --           --           --           --
   Distributions from Capital Gains....................         (.29)       --          (2.08)        (.46)        (.35)

                      Total Dividends and Distributions         (.34)        (.14)      (2.20)        (.67)        (.61)

Net Asset Value, End of Period.........................       $24.26       $25.25      $21.71       $20.22       $17.10

Total Return(b) .......................................      (2.60)%       17.00%       19.48%       22.57%      18.20%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $170,462     $184,217     $126,740      $79,985     $44,389
   Ratio of Expenses to Average Net Assets(f)   ..             1.19%        1.26%        1.31%        1.30%       1.33%
   Ratio of Net Investment Income to
     Average Net Assets................................         .19%         .63%         .57%        1.10%       1.41%
   Portfolio Turnover Rate.............................        73.6%        16.4%          .5%        55.4%       13.3%


PRINCIPAL BLUE CHIP FUND, INC.(a)
------------------------------
Class B shares                                                  2000         1999        1998          1997        1996
----------------------------------------------------------------------       ----        ------------------        ----
Net Asset Value, Beginning of Period...................       $25.00       $21.55      $20.14       $17.03       $14.99
Income from Investment Operations:
   Net Investment Income (Operating Loss)(f)    ..              (.14)        (.02)       (.02)         .07          .11
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         (.67)        3.48        3.53         3.54         2.41

                       Total from Investment Operations         (.81)        3.46        3.51         3.61         2.52
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --           (.01)       (.02)        (.04)        (.13)
   Dividends in Excess of Net Investment
     Income(i) ........................................         (.01)       --           --           --           --
   Distributions from Capital Gains....................         (.29)       --          (2.08)        (.46)        (.35)

                      Total Dividends and Distributions         (.30)        (.01)      (2.10)        (.50)        (.48)

Net Asset Value, End of Period.........................       $23.89       $25.00      $21.55       $20.14       $17.03

Total Return(b) .......................................      (3.30)%       16.09%       18.59%       21.59%      17.18%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $54,550      $56,493      $34,223      $18,265      $6,527
   Ratio of Expenses to Average Net Assets(f)   ..             1.94%        2.04%        2.02%        2.06%       2.19%
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets.............................       (.56)%       (.15)%       (.14)%         .32%         49%
   Portfolio Turnover Rate.............................        73.6%        16.4%          .5%        55.4%       13.3%


PRINCIPAL BLUE CHIP FUND, INC.(a)
------------------------------
Class C shares                                                  2000         1999(e)
--------------------------------------------------------------------  -----------
Net Asset Value, Beginning of Period...................       $25.17       $25.50
Income from Investment Operations:
   Net Investment Income (Operating Loss)(f)    ..              (.09)        (.03)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         (.72)        (.30)

                       Total from Investment Operations         (.81)        (.33)
Less Distributions from Capital Gains..................         (.29)        --

Net Asset Value, End of Period.........................       $24.07       $25.17

Total Return(b) .......................................      (3.27)%      (1.29)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $1,355         $331
   Ratio of Expenses to Average Net Assets(f)   .......        1.93%        2.27%(d)
   Ratio of Net Investment Income (Operating Loss) to
      Average Net Assets...............................       (.66)%       (.72)%(d)
   Portfolio Turnover Rate.............................        73.6%        16.4%(d)


PRINCIPAL CAPITAL VALUE FUND, INC.(a)
----------------------------------
Class A shares                                                  2000         1999        1998          1997        1996
--------------------------------------------------------------------  -------------------------------------        ----
Net Asset Value, Beginning of Period...................       $29.58       $31.07      $29.69       $27.72       $23.69
Income from Investment Operations:
   Net Investment Income...............................          .34          .52         .50          .50          .45
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        (2.10)         .45        3.88         5.80         5.48

                       Total from Investment Operations        (1.76)         .97        4.38         6.30         5.93
Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.25)        (.51)       (.53)        (.48)        (.43)
   Distributions from Capital Gains....................        (2.53)       (1.95)      (2.47)       (3.85)       (1.47)

                      Total Dividends and Distributions        (2.78)       (2.46)      (3.00)       (4.33)       (1.90)

Net Asset Value, End of Period.........................       $25.04       $29.58      $31.07       $29.69       $27.72

Total Return(b) .......................................      (6.20)%        3.00%       15.59%       25.36%      26.41%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $452,251     $573,485     $565,052     $494,444    $435,617
   Ratio of Expenses to Average Net Assets.............         .94%         .75%         .74%         .70%        .69%
   Ratio of Net Investment Income to
     Average Net Assets................................        1.38%        1.73%        1.67%        1.85%       1.82%
Portfolio Turnover Rate................................       107.8%        44.5%        23.2%        30.8%       50.2%


PRINCIPAL CAPITAL VALUE FUND, INC.(a)
----------------------------------
Class B shares                                                  2000         1999        1998          1997        1996
--------------------------------------------------------------------  -------------------------------------        ----
Net Asset Value, Beginning of Period...................       $29.41       $30.90      $29.51       $27.58       $23.61
Income from Investment Operations:
   Net Investment Income...............................          .11          .29         .26          .23          .21
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        (2.09)         .44        3.86         5.77         5.45

                       Total from Investment Operations        (1.98)         .73        4.12         6.00         5.66
Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.14)        (.27)       (.26)        (.22)        (.22)
   Distributions from Capital Gains....................        (2.53)       (1.95)      (2.47)       (3.85)       (1.47)

                      Total Dividends and Distributions        (2.67)       (2.22)      (2.73)       (4.07)       (1.69)

Net Asset Value, End of Period.........................       $24.76       $29.41      $30.90       $29.51       $27.58

Total Return(b) .......................................      (7.03)%        2.24%       14.71%       24.13%      25.19%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $39,017      $53,169      $44,765      $27,240      $9,832
   Ratio of Expenses to Average Net Assets.............        1.82%        1.52%        1.52%        1.65%       1.70%
   Ratio of Net Investment Income to
     Average Net Assets................................         .51%         .96%         .88%         .84%        .80%
Portfolio Turnover Rate................................       107.8%        44.5%        23.2%        30.8%       50.2%


PRINCIPAL CAPITAL VALUE FUND, INC.(a)
----------------------------------
Class C shares                                                  2000         1999(e)
--------------------------------------------------------------------  -----------
Net Asset Value, Beginning of Period...................       $29.45       $31.81
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.25)         .01
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        (2.10)       (2.37)

                       Total from Investment Operations        (2.35)       (2.36)
Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.11)        --
   Distributions from Capital Gains....................        (2.53)        --

                      Total Dividends and Distributions        (2.64)       (2.23)

Net Asset Value, End of Period.........................       $24.46       $29.45

Total Return(b) .......................................      (8.43)%      (7.42)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............         $648         $211
   Ratio of Expenses to Average Net Assets.............        3.56%        2.07%(d)
   Ratio of Net Investment Income to
     Average Net Assets (Operating Loss)...............      (1.39)%         .23%(d)
   Portfolio Turnover Rate.............................       107.8%        44.5%(d)


PRINCIPAL GROWTH FUND, INC.(a)
---------------------------
Class A shares                                                 2000         1999         1998         1997        1996
-------------------------------------------------------------------         ----         -----------------        ------
Net Asset Value, Beginning of Period...................       $65.57      $56.09       $50.43       $39.54      $37.22
Income from Investment Operations:
   Net Investment Income (Operating Loss) .............         (.37)        .21          .35          .31         .35
   Net Realized and Unrealized Gain
     on Investments....................................         8.43        9.56         7.14        11.26        3.50

                       Total from Investment Operations         8.06        9.77         7.49        11.57        3.85
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --           (.30)       (.34)        (.31)        (.35)
   Distributions from Capital Gains....................        (2.41)        --         (1.49)        (.37)       (1.18)

                      Total Dividends and Distributions        (2.41)        (.30)      (1.83)        (.68)       (1.53)

Net Asset Value, End of Period.........................       $71.22       $65.57      $56.09       $50.43       $39.54

Total Return(b) .......................................       12.64%       17.46%       15.17%       29.55%      10.60%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $525,175     $493,117     $395,954     $317,386    $228,361
   Ratio of Expenses to Average Net Assets.............        1.08%         .89%         .95%        1.03%       1.08%
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................       (.52)%         .33%         .66%         .68%        .95%
   Portfolio Turnover Rate.............................       121.5%        32.4%        21.9%        16.5%        1.8%


PRINCIPAL GROWTH FUND, INC.(a)
---------------------------
Class B shares                                                 2000         1999         1998         1997        1996
-------------------------------------------------------------------  --------------------------------------       ----
Net Asset Value, Beginning of Period...................       $65.33      $55.98       $50.36       $39.43      $37.10
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.89)      (.17)          .06          .09         .08
   Net Realized and Unrealized Gain
     on Investments....................................         8.38        9.55         7.14        11.23        3.48

                       Total from Investment Operations         7.49        9.38         7.20        11.32        3.56
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --           (.03)       (.09)        (.02)        (.05)
   Distributions from Capital Gains....................        (2.41)        --         (1.49)        (.37)      (1.18)

                      Total Dividends and Distributions        (2.41)        (.03)      (1.58)        (.39)       (1.23)

Net Asset Value, End of Period.........................       $70.41       $65.33      $55.98       $50.36       $39.43

Total Return(b) .......................................       11.79%       16.75%       14.58%       28.92%       9.80%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $110,001      $96,116      $64,809      $42,241     $24,019
   Ratio of Expenses to Average Net Assets.............        1.85%        1.50%       1.46%         1.48%       1.79%
Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (1.30)%       (.28)%        .15%          .23%        .22%
   Portfolio Turnover Rate.............................       121.5%        32.4%       21.9%         16.5%        1.8%


PRINCIPAL GROWTH FUND, INC.(a)
---------------------------
Class C shares                                                  2000         1999(e)
--------------------------------------------------------------------  -----------
Net Asset Value, Beginning of Period...................       $65.34       $67.89
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.94)        (.07)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         8.18        (2.48)

                       Total from Investment Operations         7.24        (2.55)
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --           --
   Distributions from Capital Gains....................        (2.41)        --

                      Total Dividends and Distributions        (2.41)        --

Net Asset Value, End of Period.........................       $70.17       $65.34

Total Return(b) .......................................       11.38%      (3.75)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $2,203         $452
   Ratio of Expenses to Average Net Assets.............        2.30%        1.85%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (1.78)%       (.58)%(d)
   Portfolio Turnover Rate.............................       121.5%        32.4%(d)


PRINCIPAL LARGECAP STOCK INDEX FUND, INC.
-----------------------------------------
Class A shares                                                  2000(g)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $10.00
Income from Investment Operations:
   Net Investment Income(f) ...........................          .03
   Net Realized and Unrealized Gain
     on Investments....................................          .56

                       Total from Investment Operations          .59

Net Asset Value, End of Period.........................       $10.59

Total Return(b) .......................................        4.96%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $9,855
   Ratio of Expenses to Average Net Assets(f)   ...             .79%(d)
   Ratio of Net Investment Income to
     Average Net Assets................................         .76%(d)
   Portfolio Turnover Rate.............................       189.7%(d)


PRINCIPAL LARGECAP STOCK INDEX FUND, INC.
-----------------------------------------
Class B shares                                                  2000(g)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $10.00
Income from Investment Operations:
   Net Investment Income(f)   .......................            .02
   Net Realized and Unrealized Gain
     on Investments....................................          .54

                       Total from Investment Operations          .56

Net Asset Value, End of Period.........................       $10.56

Total Return(b) .......................................        4.66%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $2,838
   Ratio of Expenses to Average Net Assets(f)   ..             1.14%(d)
   Ratio of Net Investment Income to
     Average Net Assets................................         .45%(d)
   Portfolio Turnover Rate.............................       189.7%(d)


PRINCIPAL LARGECAP STOCK INDEX FUND, INC.
-----------------------------------------
Class C shares                                                  2000(g)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $10.00
Income from Investment Operations:
   Net Investment Income(f)   .......................            .03
   Net Realized and Unrealized Gain
     on Investments....................................          .54

                       Total from Investment Operations          .57

Net Asset Value, End of Period.........................       $10.57

Total Return(b) .......................................        4.76%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $1,304
   Ratio of Expenses to Average Net Assets(f)   ..             1.14%(d)
   Ratio of Net Investment Income to
     Average Net Assets................................         .49%(d)
   Portfolio Turnover Rate.............................       189.7%(d)


PRINCIPAL MIDCAP FUND, INC.(a)
---------------------------
Class A shares                                                 2000         1999         1998         1997        1996
-------------------------------------------------------------------         ----         -----------------        -------
Net Asset Value, Beginning of Period...................       $42.12       $39.90      $45.33       $35.75       $31.45
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.16)        (.06)       (.07)         .07          .14
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        12.08         2.28       (4.26)       10.80         5.05

                       Total from Investment Operations        11.92         2.22       (4.33)       10.87         5.19
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --          --           --           (.11)        (.14)
   Distributions from Capital Gains....................        (2.03)       --          (1.10)       (1.18)        (.75)

                      Total Dividends and Distributions        (2.03)       --          (1.10)       (1.29)        (.89)

Net Asset Value, End of Period.........................       $52.01       $42.12      $39.90       $45.33       $35.75

Total Return(b) .......................................       29.21%        5.56%      (9.78)%       31.26%      16.89%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $364,639     $313,984     $332,942     $346,666    $229,465
   Ratio of Expenses to Average Net Assets.............        1.17%        1.22%        1.22%        1.26%       1.32%
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................       (.36)%       (.17)%       (.14)%         .20%        .46%
Portfolio Turnover Rate................................       161.8%        59.9%        25.1%         9.5%       12.3%


PRINCIPAL MIDCAP FUND, INC.(a)
---------------------------
Class B shares                                                  2000         1999        1998          1997        1996
--------------------------------------------------------------------  -------------------------------------        ----
Net Asset Value, Beginning of Period...................       $41.29       $39.29      $44.88       $35.48       $31.31
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.42)        (.28)       (.23)        (.05)        (.04)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        11.87         2.28       (4.26)       10.64         4.97

                       Total from Investment Operations        11.45         2.00       (4.49)       10.59         4.93
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --          --           --           (.01)        (.01)
   Distributions from Capital Gains....................        (2.03)       --          (1.10)       (1.18)        (.75)

                      Total Dividends and Distributions        (2.03)       --          (1.10)       (1.19)        (.76)

Net Asset Value, End of Period.........................       $50.71       $41.29      $39.29       $44.88       $35.48

Total Return(b) .......................................       28.63%        5.09%     (10.24)%       30.64%      16.07%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $80,721      $68,639      $68,358      $59,554     $28,480
   Ratio of Expenses to Average Net Assets.............        1.62%        1.67%        1.73%        1.69%       2.01%
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................       (.80)%       (.62)%       (.66)%       (.24)%      (.24)%
   Portfolio Turnover Rate.............................       161.8%        59.9%        25.1%         9.5%       12.3%


PRINCIPAL MIDCAP FUND, INC.(a)
---------------------------
Class C shares                                                  2000         1999(e)
--------------------------------------------------------------------  -----------
Net Asset Value, Beginning of Period...................       $41.96       $45.79
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.87)        (.11)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        11.77        (3.72)

                       Total from Investment Operations        10.90        (3.83)
Less Dividends and Distributions:
   Dividends from Net Investment Income................        --           --
   Distributions from Capital Gains....................        (2.03)       --

                      Total Dividends and Distributions        (2.03)       --

Net Asset Value, End of Period.........................       $50.83       $41.96

Total Return(b) .......................................       26.75%      (8.36)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............         $743         $222
   Ratio of Expenses to Average Net Assets.............        3.29%        2.25%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (2.45)%      (1.14)%(d)
   Portfolio Turnover Rate.............................       161.8%        59.9%(d)


PRINCIPAL PARTNERS AGGRESSIVE
GROWTH FUND, INC.
Class A shares                                                  2000
---------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(f)    ..              (.05)
   Net Realized and Unrealized Gain
     on Investments....................................         1.41

                       Total from Investment Operations         1.36

Net Asset Value, End of Period.........................       $11.36

Total Return(b) .......................................       13.60%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $49,794
   Ratio of Expenses to Average Net Assets(f)   .......        1.57%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................       (.68)%(d)
   Portfolio Turnover Rate.............................        62.0%(d)


PRINCIPAL PARTNERS AGGRESSIVE
GROWTH FUND, INC.
Class B shares                                                  2000
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................      $ 10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(f)    ..              (.10)
   Net Realized and Unrealized Gain
     on Investments....................................         1.38

                       Total from Investment Operations         1.28

Net Asset Value, End of Period.........................       $11.28

Total Return(b) .......................................       12.80%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $19,430
   Ratio of Expenses to Average Net Assets(f)   .......        2.31%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (1.41)%(d)
   Portfolio Turnover Rate.............................        62.0%(d)



PRINCIPAL PARTNERS AGGRESSIVE
GROWTH FUND, INC.
Class C shares                                                  2000
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(f)    ..              (.12)
   Net Realized and Unrealized Gain
     on Investments....................................         1.40

                       Total from Investment Operations         1.28

Net Asset Value, End of Period.........................       $11.28

Total Return(b) .......................................       12.80%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $2,468
   Ratio of Expenses to Average Net Assets(f)   .......        2.31%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (1.38)%(d)
   Portfolio Turnover Rate.............................        62.0%(d)


PRINCIPAL PARTNERS LARGECAP
GROWTH FUND, INC.
Class A shares                                                  2000(g)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................      $ 10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(f)    ..              (.04)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        (1.84)

                       Total from Investment Operations        (1.88)

Net Asset Value, End of Period.........................        $8.12

Total Return(b) .......................................     (20.55)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $7,126
   Ratio of Expenses to Average Net Assets(f)    ......        1.73%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (1.24)%(d)
   Portfolio Turnover Rate.............................       181.8%(d)


PRINCIPAL PARTNERS LARGECAP
GROWTH FUND, INC.
Class B shares                                                  2000(g)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(f)    ..              (.06)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        (1.86)

                       Total from Investment Operations        (1.92)

Net Asset Value, End of Period.........................        $8.08

Total Return(b) .......................................     (20.94)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $2,796
   Ratio of Expenses to Average Net Assets(f)    ......        2.40%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (1.91)%(d)
   Portfolio Turnover Rate.............................       181.8%(d)



PRINCIPAL PARTNERS LARGECAP
GROWTH FUND, INC.
Class C shares                                                  2000(g)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................      $ 10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(f)    ..              (.10)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        (1.82)

                       Total from Investment Operations        (1.92)

Net Asset Value, End of Period.........................        $8.08

Total Return(b) .......................................     (20.94)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $1,009
   Ratio of Expenses to Average Net Assets(f)    ......        2.46%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (1.95)%(d)
   Portfolio Turnover Rate.............................       181.8%(d)



PRINCIPAL PARTNERS MIDCAP
GROWTH FUND, INC.
Class A shares                                                  2000(g)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................      $ 10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(f)    ..              (.04)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         (.87)

                       Total from Investment Operations      (.91)

Net Asset Value, End of Period.........................        $9.09

Total Return(b) .......................................     (12.68)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $11,875
   Ratio of Expenses to Average Net Assets(f)   .......        1.79%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (1.40)%(d)
   Portfolio Turnover Rate.............................       265.5%(d)


PRINCIPAL PARTNERS MIDCAP
GROWTH FUND, INC.
Class B shares                                                  2000(g)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(f)    ..               (.07)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         (.89)

                       Total from Investment Operations         (.96)

Net Asset Value, End of Period.........................        $9.04

Total Return(b) .......................................     (13.16)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $4,093
   Ratio of Expenses to Average Net Assets(f)    ......        2.54%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (2.18)%(d)
   Portfolio Turnover Rate.............................       265.5%(d)



PRINCIPAL PARTNERS MIDCAP
GROWTH FUND, INC.
Class C shares                                                  2000(g)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(f)    ..              (.11)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         (.85)

                       Total from Investment Operations         (.96)

Net Asset Value, End of Period.........................        $9.04

Total Return(b) .......................................     (13.16)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $1,288
   Ratio of Expenses to Average Net Assets(f)    ......        2.54%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (2.10)%(d)
   Portfolio Turnover Rate.............................       265.5%(d)



PRINCIPAL REAL ESTATE FUND, INC
--------------------------------
Class A shares                                                  2000         1999        1998(h)
--------------------------------------------------------------------         ----        ----
Net Asset Value, Beginning of Period...................        $7.73        $8.39      $10.15
Income from Investment Operations:
   Net Investment Income(f)   .......................            .35          .31         .20
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         1.30         (.67)      (1.76)

                       Total from Investment Operations         1.65         (.36)      (1.56)
Less Dividends from Net Investment Income..............         (.35)        (.30)       (.20)

                                        Total Dividends         (.35)        (.30)       (.20)

Net Asset Value, End of Period.........................        $9.03        $7.73       $8.39

Total Return(b) .......................................       21.86%      (4.38)%     (15.45)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $9,439       $6,459       $5,490
   Ratio of Expenses to Average Net Assets(f)    .             1.88%        2.19%        2.25% (d)
   Ratio of Net Investment Income to
     Average Net Assets................................        4.28%        3.77%        2.89%(d)
   Portfolio Turnover Rate.............................        79.8%        55.1%        60.4%(d)


PRINCIPAL REAL ESTATE FUND, INC.
Class B shares                                                  2000         1999        1998(h)
--------------------------------------------------------------------         ----        ----
Net Asset Value, Beginning of Period...................        $7.71        $8.38      $10.15
Income from Investment Operations:
   Net Investment Income(f)   .......................30          .24          .20
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         1.29         (.66)      (1.78)

                       Total from Investment Operations         1.59         (.42)      (1.58)
Less Dividends from Net Investment Income..............         (.30)        (.25)       (.19)

                                        Total Dividends         (.30)        (.25)       (.19)

Net Asset Value, End of Period.........................        $9.00        $7.71       $8.38

Total Return(b) .......................................       21.00%      (5.10)%     (15.67)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $4,488       $3,351       $3,120
   Ratio of Expenses to Average Net Assets(f)    .             2.62%        2.98%        2.47%(d)
   Ratio of Net Investment Income to
     Average Net Assets................................        3.53%        2.98%        2.67%(d)
   Portfolio Turnover Rate.............................        79.8%        55.1%        60.4%(d)


PRINCIPAL REAL ESTATE FUND, INC.
Class C shares                                                  2000         1999(e)
--------------------------------------------------------------------  -----------
Net Asset Value, Beginning of Period...................        $7.72        $8.66
Income from Investment Operations:
   Net Investment Income(f)   .......................            .30          .06
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         1.30         (.94)

                       Total from Investment Operations         1.60         (.88)
Less Dividends from Net Investment Income..............         (.28)        (.06)

                                        Total Dividends         (.28)        (.06)

Net Asset Value, End of Period.........................        $9.04        $7.72

Total Return(b) .......................................       21.01%     (10.21)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............         $143          $99
   Ratio of Expenses to Average Net Assets(f)    .             2.62%        3.13%(d)
   Ratio of Net Investment Income to
     Average Net Assets................................        3.55%        2.00%(d)
   Portfolio Turnover Rate.............................        79.8%        55.1%(d)


PRINCIPAL SMALLCAP FUND, INC.
Class A shares                                                  2000         1999        1998(h)
--------------------------------------------------------------------         ----        ----
Net Asset Value, Beginning of Period...................       $11.34        $8.43       $9.92
Income from Investment Operations:
   Net Investment Income (Operating Loss)(f)    ..              (.11)        (.11)       (.08)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         1.27         3.02       (1.41)

                       Total from Investment Operations         1.16         2.91       (1.49)
Less Distributions from Capital Gains..................        (1.26)        --          --

Net Asset Value, End of Period.........................       $11.24       $11.34       $8.43

Total Return(b) .......................................        9.89%       34.52%     (15.95)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $60,660      $41,598      $18,438
   Ratio of Expenses to Average Net Assets(f)    ......        1.75%        1.92%        2.58%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................       (.61)%      (1.04)%      (1.65)%(d)
   Portfolio Turnover Rate.............................       138.4%       100.7%        20.5%(d)


PRINCIPAL SMALLCAP FUND, INC.
Class B shares                                                  2000         1999        1998(h)
--------------------------------------------------------------------         ----        ----
Net Asset Value, Beginning of Period...................       $11.21        $8.41       $9.91
Income from Investment Operations:
   Net Investment Income (Operating Loss)(f)    ..              (.10)        (.11)       (.11)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         1.17         2.91       (1.39)

                       Total from Investment Operations         1.07         2.80       (1.50)
Less Distributions from Capital Gains..................        (1.26)        --          --

Net Asset Value, End of Period.........................       $11.02       $11.21      $ 8.41

Total Return(b) .......................................        9.14%       33.29%     (16.15)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $19,022      $14,158       $6,550
   Ratio of Expenses to Average Net Assets(f)    ......        2.41%        2.63%        2.80%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (1.27)%     (1.75)%     (1.85)%(d)
   Portfolio Turnover Rate.............................       138.4%      100.7%         20.5%(d)


PRINCIPAL SMALLCAP FUND, INC.
Class C shares                                                  2000         1999(e)
--------------------------------------------------------------------  -----------
Net Asset Value, Beginning of Period...................       $11.31       $11.14
Income from Investment Operations:
   Net Investment Income (Operating Loss)(f)    ..              (.12)        (.05)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         1.19          .22

                       Total from Investment Operations         1.07          .17
Less Distributions from Capital Gains..................        (1.26)        --

Net Asset Value, End of Period.........................       $11.12       $11.31

Total Return(b) .......................................        9.04%        1.53%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $1,078         $189
   Ratio of Expenses to Average Net Assets(f)    ......        2.53%        2.60%(d)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (1.40)%      (1.79)%(d)
   Portfolio Turnover Rate.............................       138.4%       100.7%(d)


PRINCIPAL UTILITIES FUND, INC.(a)
------------------------------
Class A shares                                                  2000         1999        1998          1997        1996
--------------------------------------------------------------------  -------------------------------------        ----
Net Asset Value, Beginning of Period...................       $17.86       $16.11      $12.55       $11.40       $10.94
Income from Investment Operations:
   Net Investment Income(f)   .......................            .27          .33         .41          .48          .44
   Net Realized and Unrealized Gain
     on Investments....................................         1.68         2.00        3.59         1.12          .45

                       Total from Investment Operations         1.95         2.33        4.00         1.60          .89
Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.27)        (.34)       (.44)        (.45)        (.43)
   Distributions from Capital Gains....................        (1.14)        (.24)       --           --           --

                      Total Dividends and Distributions        (1.41)        (.58)       (.44)        (.45)        (.43)

Net Asset Value, End of Period.........................       $18.40       $17.86      $16.11       $12.55       $11.40

Total Return(b) .......................................       12.09%       14.74%       32.10%       14.26%       8.13%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $101,352      $99,857      $83,533      $64,366     $66,322
   Ratio of Expenses to Average Net Assets(f)   ..             1.23%        1.20%        1.15%        1.15%        1.17%
   Ratio of Net Investment Income to
     Average Net Assets................................        1.59%        1.94%        2.73%        3.90%       3.85%
   Portfolio Turnover Rate.............................       150.8%        23.5%        11.9%        22.5%       34.2%


PRINCIPAL UTILITIES FUND, INC.(a)
------------------------------
Class B shares                                                  2000         1999        1998          1997        1996
--------------------------------------------------------------------  -------------------------------------        ----
Net Asset Value, Beginning of Period...................       $17.83       $16.09      $12.53       $11.38       $10.93
Income from Investment Operations:
   Net Investment Income(f)   .......................            .14          .22         .30          .38          .36
   Net Realized and Unrealized Gain
     on Investments....................................         1.69         1.98        3.59         1.13          .43

                       Total from Investment Operations         1.83         2.20        3.89         1.51          .79
Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.15)        (.22)       (.33)        (.36)        (.34)
   Distributions from Capital Gains....................        (1.14)        (.24)       --           --           --

                      Total Dividends and Distributions        (1.29)        (.46)       (.33)        (.36)        (.34)

Net Asset Value, End of Period.........................       $18.37       $17.83      $16.09       $12.53       $11.38

Total Return(b) .......................................       11.30%       13.85%       31.23%       13.41%       7.23%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $19,624      $18,282      $11,391       $6,937      $5,579
   Ratio of Expenses to Average Net Assets(f)   ..             2.00%        1.95%        1.90%        1.90%       1.93%
   Ratio of Net Investment Income to
     Average Net Assets................................         .82%        1.19%        2.04%        3.14%       3.07%
Portfolio Turnover Rate................................       150.8%        23.5%        11.9%        22.5%       34.2%



PRINCIPAL UTILITIES FUND, INC.(a)
------------------------------
Class C shares                                                  2000         1999(e)
--------------------------------------------------------------------  -----------
Net Asset Value, Beginning of Period...................       $17.84       $17.97
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.06)         .05
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         1.64         (.14)

                       Total from Investment Operations         1.58         (.09)
Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.11)        (.04)
   Distributions from Capital Gains....................        (1.14)        --

                      Total Dividends and Distributions        (1.25)        (.04)

Net Asset Value, End of Period.........................       $18.17       $17.84

Total Return(b) .......................................        9.78%       (.47)%(c)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............         $721         $226
   Ratio of Expenses to Average Net Assets.............        3.69%        2.05%(d)
   Ratio of Net Investment Income to
     Average Net Assets (Operating Loss)...............       (.88)%        1.08%(d)
   Portfolio Turnover Rate.............................       150.8%        23.5%(d)


Notes to Financial Highlights


(a) Effective January 1, 1998, the following changes were made to the names of the Domestic Growth Funds:

         Former Fund Name                               New Fund Name
---------------------------------------------------------------------
   Princor Balanced Fund, Inc.                          Principal Balanced Fund, Inc.
   Princor Blue Chip Fund, Inc.                         Principal Blue Chip Fund, Inc.
   Princor Capital Accumulation Fund, Inc.              Principal Capital Value Fund, Inc.
   Princor Growth Fund, Inc.                            Principal Growth Fund, Inc.
   Princor Emerging Growth Fund, Inc.                   Principal MidCap Fund, Inc.
   Princor Utilities Fund, Inc.                         Principal Utilities Fund, Inc.

(b) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(c)  Total return amounts have not been annualized.

(d)  Computed on an annualized basis.

(e) Period from June 30, 1999, date Class C shares first offered to the public and the date of the initial purchase of Class C shares by Principal Life Insurance Company, through October 31, 1999.

(f) Without the Manager's voluntary waiver of a portion of certain of its expenses (see Note 3 to the financial statements) for the periods indicated, the following funds would have had per share net investment income and the ratios of expenses to average net assets as shown:

                                           Periods          Per Share      Ratio of Expenses
                                             Ended       Net Investment     to Average Net         Amount
                  Fund                     October 31,       Income             Assets             Waived


   Principal Blue Chip Fund, Inc.
                  Class A                    2000          $  .01               1.33%            $ 239,527
                  Class B                    2000            (.16)              2.05                61,214
                  Class C                    2000            (.24)              2.75                 8,450

   Principal LargeCap Stock Index Fund, Inc.
                  Class A                    2000           $(.01)              1.82%(d)         $  41,967
                  Class B                    2000            (.05)              2.44(d)             18,223
                  Class C                    2000            (.06)              2.51(d)             10,811

   Principal Partners Aggressive Growth Fund, Inc.
                  Class A                    2000           $(.08)              1.99%            $ 137,876
                  Class B                    2000            (.13)              2.61                38,014
                  Class C                    2000            (.15)              2.63                 6,095

   Principal Partners LargeCap Growth Fund, Inc.
                  Class A                    2000           $(.06)              2.44%(d)         $  20,357
                  Class B                    2000            (.09)              3.17(d)              9,043
                  Class C                    2000            (.15)              3.43(d)              6,281

   Principal Partners MidCap Growth Fund, Inc.
                  Class A                    2000           $(.06)              2.50%(d)         $  28,903
                  Class B                    2000            (.10)              3.22(d)             10,644
                  Class C                    2000            (.16)              3.46(d)              6,580

   Principal Real Estate Fund, Inc.
                  Class A                    2000           $ --                2.17%            $  21,860
                  Class B                    2000             .01               2.75                 4,803
                  Class C                    2000            (.52)             10.14                 8,538

   Principal SmallCap Fund, Inc.
                  Class A                    2000         $  (.11)              1.76%            $   2,978
                  Class B                    2000            (.10)              2.41                   365
                  Class C                    2000            (.23)              3.84                10,509




                                          Year Ended
                                         October 31,        Per Share      Ratio of Expenses
                                            Except       Net Investment     to Average Net         Amount
                  Fund                      as Noted         Income             Assets             Waived

   Principal Utilities Fund, Inc.

                  Class A                    1998            $.39               1.23%            $  60,477
                                             1997             .46               1.25%               65,940
                                             1996             .43               1.25%               54,932

                  Class B                    1998             .29               2.00%(d)             9,557
                                             1997             .37               1.95%                3,753
                                             1996             .34               2.06%                6,690


     The Manager ceased its waiver of expenses for the Principal Utilities Fund, Inc. as of October 31, 1998.

(g) Period from March 1, 2000, date Class A, Class B and Class C shares first offered to the public, through October 31, 2000.

(h) Period from December 31, 1997, date Class A and Class B shares first offered to the public, through October 31, 1998. With respect to Principal Real Estate Fund, Inc. Class A and Class B shares, net investment income aggregating $.03 per share for the period from the initial purchase of shares on December 11, 1997 through December 30, 1997 was recognized, of which $.01 per share was distributed to its sole shareholder, Principal
     Life Insurance Company, during the period. With respect to Principal SmallCap Fund, Inc. Class A and Class B shares, net investment income aggregating $.02 per share from the initial purchase of shares on December 11, 1997 through December 30, 1997 was recognized. Principal SmallCap Fund, Inc. Class A and Class B did distribute $.01 per share a taxable return of capital to the sole shareholder Principal Life Insurance Company, during the period. Principal Real Estate Fund, Inc. and Principal SmallCap Fund, Inc. Class A and Class B shares incurred unrealized gains (losses) on investments during the initial interim period as follows. This represents Class A and Class B share activities of each fund prior to the initial public offering of each class of shares.

                                                Per Share Unrealized
                                                      Gain (Loss)

                                            Class                 Class
                                              A                     B

   Principal Real Estate Fund, Inc.         $ .13                 $ .13
   Principal SmallCap Fund, Inc.             (.09)                 (.09)

(i) Dividends and distributions which exceed investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains on investments. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distribution.

International Growth-Oriented Funds

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL EUROPEAN EQUITY FUND, INC.
------------------------------------
Class A shares                                                 2000(a)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period...................      $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(b)  .........        (.04)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................       (1.27)

                       Total from Investment Operations       (1.31)

Net Asset Value, End of Period.........................      $ 8.69

Total Return(c) .......................................     (13.10)%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $2,242
   Ratio of Expenses to Average Net Assets(b) .........       2.49%(e)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets                                  (1.09)%(e)
   Portfolio Turnover Rate.............................       48.6%(e)


PRINCIPAL EUROPEAN EQUITY FUND, INC.
------------------------------------
Class B shares                                                 2000(a)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period...................      $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(b)...........        (.06)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................       (1.28)

                       Total from Investment Operations       (1.34)

Net Asset Value, End of Period.........................      $ 8.66

Total Return(c) .......................................   (13.40)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $1,288
   Ratio of Expenses to Average Net Assets(b) .........       2.97%(e)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets                                  (1.40)%(e)
   Portfolio Turnover Rate.............................       48.6%(e)


PRINCIPAL EUROPEAN EQUITY FUND, INC.
------------------------------------
Class C shares                                                 2000(a)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period...................      $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(b)...........        (.07)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................       (1.28)

                       Total from Investment Operations       (1.35)

Net Asset Value, End of Period.........................      $ 8.65

Total Return(c) .......................................    (13.50)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $1,121
   Ratio of Expenses to Average Net Assets(b) .........       3.22%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................     (1.61)%(e)
   Portfolio Turnover Rate.............................       48.6%(e)


PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.
Class A shares                                                 2000         1999         1998         1997(f)
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $8.56        $6.54        $8.29        $9.51
Income from Investment Operations:
   Net Investment Income (Operating Loss)(b)  .........        (.10)        (.03)        (.02)        (.01)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................         .31         2.05        (1.73)       (1.21)

                       Total from Investment Operations         .21         2.02        (1.75)       (1.22)

Dividends in Excess of Net Investment Income(i)........        (.02)         --          --           --

Net Asset Value, End of Period.........................       $8.75        $8.56        $6.54        $8.29

Total Return(c) .......................................       2.36%       30.89%     (21.11)%     (10.18)%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $17,890      $13,401       $7,312       $5,039
   Ratio of Expenses to Average Net Assets(b) .........       2.49%        2.75%        3.31%        2.03%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................     (1.05)%       (.35)%       (.36)%       (.32)%(e)
   Portfolio Turnover Rate.............................      112.9%        95.8%        45.2%        21.4%(e)


PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.
Class B shares                                                 2000         1999         1998         1997(f)
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $8.47        $6.52        $8.28        $9.51
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............        (.16)        (.07)        (.05)        (.01)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................         .29         2.02        (1.71)       (1.22)

                       Total from Investment Operations         .13         1.95        (1.76)       (1.23)

Net Asset Value, End of Period.........................       $8.60        $8.47        $6.52        $8.28

Total Return(c) .......................................       1.53%        29.91%    (21.26)%     (10.29)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $6,198       $5,051       $3,275       $3,116
   Ratio of Expenses to Average Net Assets.............       3.22%        3.57%        3.59%        2.16%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................     (1.78)%      (1.12)%       (.69)%       (.46)%(e)
   Portfolio Turnover Rate.............................      112.9%        95.8%        45.2%        21.4%(e)


PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.
Class C shares                                                 2000         1999(g)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $8.54         $8.94
Income from Investment Operations:
   Net Investment Income (Operating Loss)(b)  .........        (.10)         (.06)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................         .24          (.34)

                       Total from Investment Operations         .14          (.40)

Net Asset Value, End of Period.........................       $8.68         $8.54

Total Return(c) .......................................       1.64%      (4.47)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............        $258         $108
   Ratio of Expenses to Average Net Assets(b) .........       3.24%        3.52%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................     (1.78)%      (2.24)%(e)
   Portfolio Turnover Rate.............................      112.9%        95.8%(e)


PRINCIPAL INTERNATIONAL FUND, INC.(h)
----------------------------------
Class A shares                                                 2000         1999         1998         1997        1996
--------------------------------------------------------------------------------         -----------------        ----
Net Asset Value, Beginning of Period...................      $10.04       $ 9.20        $9.33        $8.14       $7.28
Income from Investment Operations:
   Net Investment Income...............................         .16          .13          .13          .09         .10
   Net Realized and Unrealized
     Gain on Investments...............................         .20         1.28          .04         1.52        1.17

                       Total from Investment Operations         .36         1.41          .17         1.61        1.27
Less Dividends and Distributions:
   Dividends from Net Investment Income................        (.23)        (.11)        (.10)        (.11)       (.08)
   Distributions from Capital Gains....................       (1.32)        (.46)        (.20)        (.31)       (.33)

                      Total Dividends and Distributions       (1.55)        (.57)        (.30)        (.42)       (.41)

Net Asset Value, End of Period.........................      $ 8.85       $10.04        $9.20        $9.33       $8.14

Total Return(c) .......................................       3.04%       16.18%        1.93%       20.46%      18.36%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $325,369     $338,144     $302,757     $281,158    $172,276
   Ratio of Expenses to Average Net Assets.............       1.27%        1.22%        1.25%        1.39%       1.45%
   Ratio of Net Investment Income to
     Average Net Assets................................       1.76%        1.35%        1.45%        1.25%       1.43%
   Portfolio Turnover Rate.............................       92.7%        58.7%        38.7%        26.6%       23.8%


PRINCIPAL INTERNATIONAL FUND, INC.(h)
----------------------------------
Class B shares                                                 2000         1999         1998         1997        1996
--------------------------------------------------------------------------------         -----------------        ----
Net Asset Value, Beginning of Period...................       $9.96        $9.14        $9.26        $8.07       $7.24
Income from Investment Operations:
   Net Investment Income...............................         .11          .06          .07          .03         .03
   Net Realized and Unrealized
     Gain on Investments...............................         .20         1.27          .04         1.51        1.15

                       Total from Investment Operations         .31         1.33          .11         1.54        1.18
Less Dividends and Distributions:
   Dividends from Net Investment Income................        (.17)        (.05)        (.03)        (.04)       (.02)
   Distributions from Capital Gains....................       (1.32)        (.46)        (.20)        (.31)       (.33)

                      Total Dividends and Distributions       (1.49)        (.51)        (.23)        (.35)       (.35)

Net Asset Value, End of Period.........................       $8.78        $9.96        $9.14        $9.26       $8.07

Total Return(c) .......................................       2.43%       15.27%        1.27%       19.62%      17.16%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $48,692      $48,319      $41,676      $33,842     $15,745
   Ratio of Expenses to Average Net Assets.............       1.88%        1.90%        1.91%        2.17%       2.28%
   Ratio of Net Investment Income to
     Average Net Assets................................       1.13%         .67%         .77%         .42%        .64%
Portfolio Turnover Rate................................       92.7%        58.7%        38.7%        26.6%       23.8%


PRINCIPAL INTERNATIONAL FUND, INC.(h)
----------------------------------
Class C shares                                                 2000         1999(g)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $9.99        $9.61
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         .03         (.02)
   Net Realized and Unrealized
     Gain on Investments...............................         .18          .40

                       Total from Investment Operations         .21          .38

Less Dividends and Distributions:
   Dividends from Net Investment Income................        (.12)         --
   Distributions from Capital Gains....................       (1.32)         --

                      Total Dividends and Distributions       (1.44)         --

Net Asset Value, End of Period.........................       $8.76        $9.99

Total Return(c) .......................................       1.40%        3.95%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $1,093         $191
   Ratio of Expenses to Average Net Assets.............       3.10%        2.38%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (.89)%       (.95)%(e)
   Portfolio Turnover Rate.............................       92.7%        58.7%(e)


PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
Class A shares                                                 2000         1999         1998         1997(f)
-------------------------------------------------------------------  -------------------------------------
Net Asset Value, Beginning of Period...................      $15.32        $9.99        $9.96       $10.04
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............        (.32)        (.12)        (.07)        (.01)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................        3.51         5.53          .10         (.07)

                       Total from Investment Operations        3.19         5.41          .03         (.08)

Less Distributions from Capital Gains..................      (1.51)        (.08)         --           --

                                    Total Distributions       (1.51)        (.08)        --           --

Net Asset Value, End of Period.........................      $17.00       $15.32        $9.99       $ 9.96

Total Return(c) .......................................      21.21%       54.52%         .30%         .50%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $36,322      $23,612      $11,765       $6,210
   Ratio of Expenses to Average Net Assets.............       2.46%        2.21%        2.66%        1.99%(e)
   Ratio of Net Investment Income (Operating Loss) to .
     Average Net Assets................................     (1.41)%      (1.02)%       (.81)%       (.40)%(e)
   Portfolio Turnover Rate.............................      329.8%       191.5%        99.8%        10.4%(e)


PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
Class B shares                                                 2000         1999         1998         1997(f)
--------------------------------------------------------------------------------  ------------------------
Net Asset Value, Beginning of Period...................      $15.18        $9.97        $9.96       $10.04
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............        (.41)        (.20)        (.10)        (.01)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................        3.46         5.49          .11         (.07)

                       Total from Investment Operations        3.05         5.29          .01         (.08)

Less Distributions from Capital Gains..................      (1.51)        (.08)         --           --

                                    Total Distributions       (1.51)        (.08)        --           --

Net Asset Value, End of Period.........................      $16.72       $15.18        $9.97       $ 9.96

Total Return(c) .......................................      20.43%       53.42%         .10%         .50%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $12,539      $10,926       $6,585       $4,774
   Ratio of Expenses to Average Net Assets.............       3.04%        2.87%        2.90%        2.07%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................     (1.99)%      (1.68)%      (1.05)%       (.47)%(e)
   Portfolio Turnover Rate.............................      329.8%       191.5%        99.8%        10.4%(e)


PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
Class C shares                                                 2000         1999(g)
-------------------------------------------------------------------  -----------
Net Asset Value, Beginning of Period...................      $15.28       $12.97
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............        (.45)        (.11)
   Net Realized and Unrealized
     Gain on Investments...............................        3.28         2.42

                       Total from Investment Operations        2.83         2.31
Less Distributions from Capital Gains..................      (1.51)          --

                                    Total Distributions       (1.51)         --

Net Asset Value, End of Period.........................      $16.60       $15.28

Total Return(c) .......................................      18.71%       17.81%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............        $691         $141
   Ratio of Expenses to Average Net Assets.............       4.89%        2.96%(e)
   Ratio of Net Investment Income (Operating Loss) to .
     Average Net Assets................................     (3.78)%      (2.31)%(e)
   Portfolio Turnover Rate.............................      329.8%       191.5%(e)


PRINCIPAL PACIFIC BASIN FUND, INC.
----------------------------------
Class A shares                                                 2000(a)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period...................      $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(b)  .........        (.04)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................       (1.35)

                       Total from Investment Operations       (1.39)

Net Asset Value, End of Period.........................      $ 8.61

Total Return(c) .......................................    (13.90)%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $1,860
   Ratio of Expenses to Average Net Assets(b) .........       2.10%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................     (1.21)%(e)
   Portfolio Turnover Rate.............................       51.4%(e)


PRINCIPAL PACIFIC BASIN FUND, INC.
----------------------------------
Class B shares                                                 2000(a)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period...................      $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(b)  .........        (.06)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................       (1.33)

                       Total from Investment Operations       (1.39)

Net Asset Value, End of Period.........................      $ 8.61

Total Return(c) .......................................    (13.90)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $1,347
   Ratio of Expenses to Average Net Assets(b) .........       2.21%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................     (1.31)%(e)
   Portfolio Turnover Rate.............................       51.4%(e)


PRINCIPAL PACIFIC BASIN FUND, INC.
----------------------------------
Class C shares                                                 2000(a)
------------
Net Asset Value, Beginning of Period...................      $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(b)  .........        (.08)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................       (1.32)

                       Total from Investment Operations       (1.40)

Net Asset Value, End of Period.........................      $ 8.60

Total Return(c) .......................................    (14.00)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $1,099
   Ratio of Expenses to Average Net Assets(b) .........       2.55%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................     (1.64)%(e)
   Portfolio Turnover Rate.............................       51.4%(e)


Notes to Financial Highlights

(a) Period from May 1, 2000, date Class A, Class B and Class C shares first offered to the public, through October 31, 2000.

(b)  Without the Managers voluntary waiver of a portion of certain expenses (see
     Note 3 to the financial statements) for the periods indicated, the following funds would have had per share net investment income and the ratios of expenses to average net assets as shown:

                                     Periods      Per Share     Ratio of Expenses
                                      Ended    Net Investment      to Average         Amount
         Fund                      October 31,     Income          Net Assets         Waived

Principal European Equity Fund, Inc.
        Class A                       2000         (.07)             3.42%(e)        $  8,462
        Class B                       2000         (.11)             4.06%(e)           6,858
        Class C                       2000         (.11)             4.06%(e)           5,023

Principal International Emerging
  Markets Fund, Inc.
        Class A                       2000         (.11)             2.59%             20,727
        Class C                       2000         (.48)             8.09%             11,325

Principal Pacific Basin Fund, Inc.
        Class A                       2000         (.07)             2.88%(e)           6,397
        Class B                       2000         (.11)             3.57%(e)           9,089
        Class C                       2000         (.13)             3.72%(e)           7,156

(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)  Total return amounts have not been annualized.

(e)  Computed on an annualized basis.

(f) Period from August 29, 1997, date Class A and Class B shares first offered to the public, through October 31, 1997. Principal International Emerging Markets Fund, Inc. and Principal International SmallCap Fund, Inc. classes of shares recognized net investment income as follows for the period from the initial purchase of shares on August 14, 1997, through August 28, 1997, none of which was distributed to the sole shareholder, Principal Life Insurance Company. Principal International Emerging Markets Fund, Inc. and Principal International SmallCap Fund, Inc. incurred unrealized gains (losses) on investments during the initial interim period as follows. This represents Class A and Class B share activities prior to the initial public offering of all classes of shares of each fund.

                                                         Per Share        Per Share
                                                      Net Investment      Unrealized
                                                          Income          Gain (Loss)

  Principal International Emerging Markets Fund, Inc.:
      Class A                                              $.01            $(.50)
      Class B                                               .01             (.50)

  Principal International SmallCap Fund, Inc.:
      Class A                                               .01              .03
      Class B                                               .01              .03

(g) Period from June 30, 1999, date Class C shares first offered to the public and the date of the initial purchase of Class C shares by Principal Life Insurance Company, through October 31, 1999.

(h) Effective January 1, 1998, Princor World Fund, Inc. changed its name to Principal International Fund, Inc.

(i) Dividends and distributions which exceed investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains on investments. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distribution.

Income-Oriented Funds

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL BOND FUND, INC.(a)
-------------------------
Class A shares                                                 2000         1999         1998         1997        1996
---------------------------------------------------------------------------------------------         ----        --------
Net Asset Value, Beginning of Period                          $10.66       $11.59      $11.44        $11.17      $11.42
Income from Investment Operations:
   Net Investment Income(b)   ...........................        .72          .70         .71           .75         .76
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.40)        (.91)        .16           .33        (.25)

                        Total from Investment Operations         .32         (.21)        .87          1.08         .51
Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.73)        (.69)       (.72)         (.81)       (.76)
   Excess Distributions from Capital Gains(g)  .........          --         (.03)        --           --            --

                       Total Dividends and Distributions        (.73)        (.72)       (.72)         (.81)       (.76)

Net Asset Value, End of Period...........................     $10.25       $10.66      $11.59        $11.44      $11.17

Total Return(c) .........................................      3.23%      (1.92)%        7.76%       10.15%        4.74%
 Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............   $124,630     $145,975     $148,081     $126,427     $113,437
   Ratio of Expenses to Average Net Assets(b)    ........      1.06%        1.04%         .95%         .95%         .95%
   Ratio of Net Investment Income to
     Average Net Assets..................................      6.96%        6.25%        6.19%        6.70%        6.85%
   Portfolio Turnover Rate...............................      60.7%        48.9%        15.2%        12.8%         3.4%


PRINCIPAL BOND FUND, INC.(a)
-------------------------
Class B shares                                                 2000         1999         1998         1997        1996
---------------------------------------------------------------------------------------------         ----        ------
Net Asset Value, Beginning of Period                          $10.65       $11.58      $11.42        $11.15      $11.41
Income from Investment Operations:
   Net Investment Income(b)   ...........................        .64          .61         .63           .67         .67
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.39)        (.91)        .16           .31        (.25)

                        Total from Investment Operations         .25         (.30)        .79           .98         .42
Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.66)        (.60)       (.63)         (.71)       (.68)
   Excess Distributions from Capital Gains(g)   .........       --           (.03)       --            --          --

                       Total Dividends and Distributions        (.66)        (.63)       (.63)         (.71)       (.68)

Net Asset Value, End of Period...........................     $10.24       $10.65      $11.58        $11.42      $11.15

Total Return(c)  ........................................      2.45%      (2.68)%        7.04%        9.20%        3.91%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $22,577      $25,451      $22,466      $13,403       $7,976
   Ratio of Expenses to Average Net Assets(b)    ........      1.85%        1.79%        1.67%        1.70%        1.69%
   Ratio of Net Investment Income to
     Average Net Assets..................................      6.16%        5.50%        5.45%        5.92%        6.14%
   Portfolio Turnover Rate...............................      60.7%        48.9%        15.2%        12.8%         3.4%


PRINCIPAL BOND FUND, INC.(a)
-------------------------
Class C shares                                                 2000         1999(f)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.....................     $10.66       $10.90
Income from Investment Operations:
   Net Investment Income.................................        .52          .20
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.40)        (.24)

                        Total from Investment Operations         .12         (.04)
Less Dividends from Net Investment Income................       (.64)        (.20)

Net Asset Value, End of Period...........................     $10.14       $10.66

Total Return(c)  ........................................      1.22%       (.40)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............       $696         $271
   Ratio of Expenses to Average Net Assets...............      3.13%        1.84%(e)
   Ratio of Net Investment Income to
     Average Net Assets   ...............................      4.89%        5.81%(e)
   Portfolio Turnover Rate  .............................      60.7%        48.9%(e)


PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.(a)
-------------------------------------------------
Class A shares                                                 2000         1999         1998         1997        1996
---------------------------------------------------------------------------------------------         ----        -------
Net Asset Value, Beginning of Period.....................     $11.10       $11.63      $11.51        $11.26      $11.31
Income from Investment Operations:
   Net Investment Income.................................        .68          .69         .70           .70         .70
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................        .07         (.52)        .12           .29        (.05)

                        Total from Investment Operations         .75          .17         .82           .99         .65
Less Dividends from Net Investment Income................       (.67)        (.70)       (.70)         (.74)       (.70)

Net Asset Value, End of Period...........................     $11.18       $11.10      $11.63        $11.51      $11.26

Total Return(c)  ........................................      7.09%        1.47%        7.38%        9.23%        6.06%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............   $213,114     $237,811     $251,455     $249,832     $259,029
   Ratio of Expenses to Average Net Assets...............       .94%         .89%         .86%         .84%         .81%
   Ratio of Net Investment Income to
     Average Net Assets..................................      6.14%        6.04%        6.07%        6.19%        6.31%
   Portfolio Turnover Rate...............................       6.9%        19.4%        17.1%        10.8%        25.9%


PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.(a)
-------------------------------------------------
Class B shares                                                 2000         1999         1998         1997        1996
---------------------------------------------------------------------------------------------         ----        -------
Net Asset Value, Beginning of Period.....................     $11.05       $11.60      $11.50        $11.23      $11.29
Income from Investment Operations:
   Net Investment Income.................................        .58          .61         .62           .64         .61
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................        .09         (.54)        .12           .29        (.05)

                        Total from Investment Operations         .67          .07         .74           .93         .56
Less Dividends from Net Investment Income................       (.59)        (.62)       (.64)         (.66)       (.62)

Net Asset Value, End of Period...........................     $11.13       $11.05      $11.60        $11.50      $11.23

Total Return(c)  ........................................      6.32%         .65%        6.60%        8.65%        5.17%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $27,395      $29,751      $24,370      $15,431      $11,586
   Ratio of Expenses to Average Net Assets...............      1.75%        1.63%        1.57%        1.39%        1.60%
   Ratio of Net Investment Income to
     Average Net Assets..................................      5.33%        5.30%        5.43%        5.63%        5.53%
   Portfolio Turnover Rate...............................       6.9%        19.4%        17.1%        10.8%        25.9%


PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.(a)
-------------------------------------------------
Class C shares                                                 2000         1999(f)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.....................     $11.10       $11.17
Income from Investment Operations:
   Net Investment Income.................................        .50          .19
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................        .08         (.07)

                        Total from Investment Operations         .58          .12
Less Dividends from Net Investment Income................       (.58)        (.19)

Net Asset Value, End of Period...........................     $11.10       $11.10

Total Return(c)  ........................................      5.41%        1.11%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............     $1,030         $332
   Ratio of Expenses to Average Net Assets...............      2.64%        1.73%(e)
   Ratio of Net Investment Income to
     Average Net Assets..................................      4.42%        5.29%(e)
   Portfolio Turnover Rate...............................       6.9%        19.4%(e)


PRINCIPAL HIGH YIELD FUND, INC.(a)
-------------------------------
Class A shares                                                 2000         1999         1998         1997        1996
---------------------------------------------------------------------------------------------         ----        -------
Net Asset Value, Beginning of Period.....................      $7.21        $7.63       $8.52         $8.27       $8.06
Income from Investment Operations:
   Net Investment Income.................................        .60          .63         .64           .67         .68
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.81)        (.41)       (.88)          .31         .23

                        Total from Investment Operations        (.21)         .22        (.24)          .98         .91
Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.57)        (.63)       (.64)         (.73)       (.70)
   Dividends in Excess of Net Investment Income(g)    (.07)     (.01)        (.01)      --            --

                       Total Dividends and Distributions        (.64)        (.64)       (.65)         (.73)       (.70)

Net Asset Value, End of Period...........................      $6.36        $7.21       $7.63         $8.52       $8.27

Total Return(c)  ........................................    (3.12)%        2.81%      (3.18)%       12.33%       11.88%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $22,869      $30,065      $33,474      $38,239      $28,432
   Ratio of Expenses to Average Net Assets...............      1.44%        1.31%        1.40%        1.22%        1.26%
   Ratio of Net Investment Income to
     Average Net Assets..................................      8.71%        8.23%        7.71%        7.99%        8.49%
   Portfolio Turnover Rate...............................     152.6%        86.1%        65.9%        39.2%        18.8%


PRINCIPAL HIGH YIELD FUND, INC.(a)
-------------------------------
Class B shares                                                 2000         1999         1998         1997        1996
---------------------------------------------------------------------------------------------         ----        -------
Net Asset Value, Beginning of Period.....................      $7.17        $7.59       $8.47         $8.22       $8.05
Income from Investment Operations:
   Net Investment Income.................................        .53          .57         .57           .62         .60
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.80)        (.41)       (.87)          .28         .20

                        Total from Investment Operations        (.27)         .16        (.30)          .90         .80
Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.52)        (.57)       (.57)         (.65)       (.63)
   Dividends in Excess of Net Investment Income(g)    (.07)     (.01)        (.01)      --            --

                       Total Dividends and Distributions        (.59)        (.58)       (.58)         (.65)       (.63)

Net Asset Value, End of Period...........................      $6.31        $7.17       $7.59         $8.47       $8.22

Total Return(c)  ........................................    (4.04)%        2.02%      (3.93)%       11.31%       10.46%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............     $5,586       $7,467       $8,527       $6,558       $2,113
   Ratio of Expenses to Average Net Assets...............      2.25%        1.99%        2.34%        2.13%        2.38%
   Ratio of Net Investment Income to
     Average Net Assets..................................      7.89%        7.55%        6.78%        7.03%        7.39%
   Portfolio Turnover Rate...............................     152.6%        86.1%        65.9%        39.2%        18.8%


PRINCIPAL HIGH YIELD FUND, INC.(a)
-------------------------------
Class C shares                                                 2000         1999(f)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.....................      $7.22        $7.48
Income from Investment Operations:
   Net Investment Income.................................        .35          .18
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.80)        (.25)

                        Total from Investment Operations        (.45)        (.07)
Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.52)        (.18)
   Dividends in Excess of Net Investment Income(g)    (.06)     (.01)

                       Total Dividends and Distributions        (.58)        (.19)

Net Asset Value, End of Period...........................      $6.19        $7.22

Total Return(c)  ........................................    (6.64)%       (.99)%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............       $250         $182
   Ratio of Expenses to Average Net Assets...............      5.16%        2.01%(e)
   Ratio of Net Investment Income to
     Average Net Assets..................................      4.97%        7.15%(e)
   Portfolio Turnover Rate...............................     152.6%        86.1%(e)


PRINCIPAL LIMITED TERM BOND FUND, INC.(a)
--------------------------------------
Class A shares                                                 2000         1999         1998         1997        1996(h)
-----------------------------------------------------------------------------------------------------------       ----
Net Asset Value, Beginning of Period.....................      $9.54        $9.93       $9.88         $9.89       $9.90
Income from Investment Operations:
   Net Investment Income(b)   ...........................        .59          .57         .57           .61         .38
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.05)        (.39)        .06           .03        (.04)

                        Total from Investment Operations         .54          .18         .63           .64         .34
Less Dividends from Net Investment Income................       (.58)        (.57)       (.58)         (.65)       (.35)

Net Asset Value, End of Period...........................      $9.50        $9.54       $9.93         $9.88       $9.89

Total Return(c)  ........................................      5.94%        1.83%        6.57%        6.75%        3.62%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $25,183      $27,096      $27,632      $20,567      $17,249
   Ratio of Expenses to Average Net Assets(b)    ........       .99%        1.00%         .82%         .90%         .89%(e)
   Ratio of Net Investment Income to
     Average Net Assets..................................      6.16%        5.76%        5.86%        6.20%        6.01%(e)
   Portfolio Turnover Rate...............................      31.5%        20.9%        23.8%        17.4%        16.5%(e)


PRINCIPAL LIMITED TERM BOND FUND, INC.(a)
--------------------------------------
Class B shares                                                 2000         1999         1998         1997        1996(h)
-----------------------------------------------------------------------------------------------------------       ----
Net Asset Value, Beginning of Period.....................      $9.60        $9.98       $9.90         $9.89       $9.90
Income from Investment Operations:
   Net Investment Income(b)   ...........................        .55          .52         .54           .56         .36
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.02)        (.39)        .06           .04        (.05)

                        Total from Investment Operations         .53          .13         .60           .60         .31
Less Dividends from Net Investment Income................       (.53)        (.51)       (.54)         (.59)       (.32)

Net Asset Value, End of Period...........................      $9.60        $9.60       $9.98         $9.90       $9.89

Total Return(c)  ........................................      5.69%        1.29%        6.24%        6.31%        3.32%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $3,291        $2,696       $1,705         $625         $112
   Ratio of Expenses to Average Net Assets(b)    ........      1.34%        1.35%        1.22%        1.24%        1.15%(e)
   Ratio of Net Investment Income to
     Average Net Assets..................................      5.81%        5.41%        5.44%        5.84%        5.75%(e)
   Portfolio Turnover Rate...............................      31.5%        20.9%        23.8%        17.4%        16.5%(e)


PRINCIPAL LIMITED TERM BOND FUND, INC.(a)
--------------------------------------
Class C shares                                                 2000         1999(f)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.....................      $9.56        $9.64
Income from Investment Operations:
   Net Investment Income(b)   ...........................        .55          .16
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.02)        (.08)

                        Total from Investment Operations         .53          .08
Less Dividends from Net Investment Income................       (.51)        (.16)

Net Asset Value, End of Period...........................      $9.58        $9.56

Total Return(c)  ........................................      5.72%          .84(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............       $524         $350
   Ratio of Expenses to Average Net Assets(b)    ........      1.34%        1.34%(e)
   Ratio of Net Investment Income to
     Average Net Assets..................................      5.81%        5.52%(e)
   Portfolio Turnover Rate...............................      31.5%        20.9%(e)


PRINCIPAL TAX-EXEMPT BOND FUND, INC.(a)
------------------------------------
Class A shares                                                 2000         1999         1998         1997        1996
---------------------------------------------------------------------------------------------         ----        -------
Net Asset Value, Beginning of Period.....................     $11.69       $12.59      $12.38        $12.04      $11.98
Income from Investment Operations:
   Net Investment Income.................................        .59          .60         .60           .63         .64
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................        .06         (.90)        .22           .39         .07

                        Total from Investment Operations         .65         (.30)        .82          1.02         .71
Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.58)        (.59)       (.61)         (.68)       (.65)
   Distributions from Capital Gains......................       (.11)        (.01)       --            --          --

                       Total Dividends and Distributions        (.69)        (.60)       (.61)         (.68)       (.65)

Net Asset Value, End of Period...........................     $11.65       $11.69      $12.59        $12.38      $12.04

Total Return(c)  ........................................      5.81%      (2.51)%        6.76%        8.71%        6.08%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............   $163,846     $186,973     $204,865     $193,007     $187,180
   Ratio of Expenses to Average Net Assets...............       .88%         .80%         .83%         .79%         .78%
   Ratio of Net Investment Income to
     Average Net Assets..................................      5.12%        4.84%        4.83%        5.14%        5.34%
   Portfolio Turnover Rate...............................       7.6%        15.6%         6.6%         8.9%         9.8%


PRINCIPAL TAX-EXEMPT BOND FUND, INC.(a)
------------------------------------
Class B shares                                                 2000         1999         1998         1997        1996
---------------------------------------------------------------------------------------------         ----        ------
Net Asset Value, Beginning of Period.....................     $11.70       $12.59      $12.39        $12.02      $11.96
Income from Investment Operations:
   Net Investment Income.................................        .57          .53         .53           .55         .55
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................        .07         (.89)        .20           .40         .06

                        Total from Investment Operations         .64         (.36)        .73           .95         .61
Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.52)        (.52)       (.53)         (.58)       (.55)
   Distributions from Capital Gains......................       (.11)        (.01)       --           --            --

                       Total Dividends and Distributions        (.63)        (.53)       (.53)        (.58)        (.55)

Net Asset Value, End of Period...........................     $11.71       $11.70      $12.59        $12.39      $12.02

Total Return(c)  ........................................      5.69%      (3.01)%        6.01%        8.08%        5.23%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $10,744      $11,480      $11,419       $7,783       $5,794
   Ratio of Expenses to Average Net Assets...............      1.37%        1.32%        1.43%        1.45%        1.52%
   Ratio of Net Investment Income to
     Average Net Assets..................................      4.60%        4.32%        4.22%        4.46%        4.59%
   Portfolio Turnover Rate...............................       7.6%        15.6%         6.6%         8.9%         9.8%



PRINCIPAL TAX-EXEMPT BOND FUND, INC.(a)
------------------------------------
Class C shares                                                 2000         1999(f)
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period.....................     $11.69       $12.16
Income from Investment Operations:
   Net Investment Income.................................        .36          .16
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.05)        (.47)

                        Total from Investment Operations         .41         (.31)

Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.47)        (.16)
   Distributions from Capital Gains......................       (.11)        --

                       Total Dividends and Distributions        (.58)        (.16)

Net Asset Value, End of Period...........................     $11.52       $11.69

Total Return(c)  ........................................      3.63%      (2.59)%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............       $526         $136
   Ratio of Expenses to Average Net Assets...............      3.14%        1.78%(e)
   Ratio of Net Investment Income to
     Average Net Assets..................................      2.83%        3.96%(e)
   Portfolio Turnover Rate...............................       7.6%        15.6%(e)

Notes to Financial Highlights

(a) Effective January 1, 1998, the following changes were made to the names of the Income Funds:

               Former Fund Name                                       New Fund Name
-------------------------------                                       -------------
 Princor Bond Fund, Inc.                              Principal Bond Fund, Inc.
 Princor Government Securities Income Fund, Inc.      Principal Government Securities Income Fund, Inc.
 Princor High Yield Fund, Inc.                        Principal High Yield Fund, Inc.
 Princor Limited Term Bond Fund, Inc.                 Principal Limited Term Bond Fund, Inc.
 Princor Tax-Exempt Bond Fund, Inc.                   Principal Tax-Exempt Bond Fund, Inc.

(b) Without the Manager's voluntary waiver of a portion of certain of its expenses (see Note 3 to the financial statements) for the periods indicated, the following funds would have had per share net investment income and the ratios of expenses to average net assets as shown:

                                                   Year Ended
                                                    October 31,        Per Share        Ratio of Expenses
                                                      Except        Net Investment       to Average Net         Amount
                                                     as Noted           Income               Assets             Waived


         Principal Bond Fund, Inc.:*
              Class A                                 1998                $.70               1.04%             $121,092
                                                      1997                 .74                .98                41,256
                                                      1996                 .76                .97                22,536

              Class B                                 1998                 .62               1.81                26,130
                                                      1997                 .66               1.79                 8,982
                                                      1996                 .67               1.79                 5,874


         Principal Limited Term Bond Fund, Inc.:
              Class A                                 2000                 .57               1.20                51,056
                                                      1999                 .55               1.14                40,285
                                                      1998                 .55               1.13                76,952
                                                      1997                 .59               1.15                46,271
                                                      1996(i)              .37               1.16(e)             22,716

              Class B                                 2000                 .50               1.93                17,484
                                                      1999                 .47               1.92                14,004
                                                      1998                 .47               2.36                11,537
                                                      1997                 .46               3.82                 6,528
                                                      1996(i)              .34               1.94(e)                259

              Class C                                 2000                 .42               2.87                 6,761
                                                      1999(f)              .15               2.05(e)                488


     * The Manager ceased its waiver of expenses for Principal Bond Fund, Inc. on October 31, 1998.

(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)  Total return amounts have not been annualized.

(e)  Computed on an annualized basis.

(f) Period from June 30, 1999, date Class C shares first offered to the public and the date of the initial purchase of Class C shares by Principal Life Insurance Company, through October 31, 1999.

(g) Dividends and distributions which exceed investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains on investments. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distributions.

(h) Period from February 29, 1996, date shares first offered to the public, through October 31, 1996. With respect to Class A shares, net investment income, aggregating $.02 per share for the period from the initial purchase of shares on February 13, 1996 through February 28, 1996, was recognized, none of which was distributed to its sole shareholder, Principal Life Insurance Company during the period. Additionally, Class A shares incurred unrealized losses on investments of $.12 per share during the initial interim period. With respect to Class B shares, no net investment income was recognized for the period from initial purchase of shares on February 27, 1996 through February 28, 1996. Additionally, Class B shares incurred unrealized losses on investments of $.02 per share during the initial interim period. This represents Class A share and Class B share activities of the fund prior to the initial public offering of both classes of shares.


Money Market Fund

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL CASH MANAGEMENT FUND, INC.(a)
------------------------------------
Class A shares                                                 2000         1999         1998         1997        1996
---------------------------------------------------------------------------------------------         ----        -------
Net Asset Value, Beginning of Period....................     $1.000       $1.000       $1.000       $1.000      $1.000
Income from Investment Operations:
   Net Investment Income(b) ............................       .056         .045         .051         .050        .049

                       Total from Investment Operations        .056         .045         .051         .050        .049
Less Dividends From Net Investment Income..............      (.056)       (.045)       (.051)       (.050)      (.049)

                                        Total Dividends       (.056)       (.045)       (.051)       (.050)      (.049)

Net Asset Value, End of Period..........................     $1.000       $1.000       $1.000       $1.000      $1.000

Total Return(c) ........................................      5.71%        4.56%        5.10%        4.96%       5.00%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands).............   $390,154     $352,675     $294,918     $836,072    $694,962
   Ratio of Expenses to Average Net Assets(b) ..........       .70%         .69%         .56%(f)      .63%        .66%
   Ratio of Net Investment Income to
     Average Net Assets.................................      5.54%        4.45%        5.12%        4.98%       4.88%


PRINCIPAL CASH MANAGEMENT FUND, INC.(a)
------------------------------------
Class B shares                                                 2000         1999         1998         1997        1996
---------------------------------------------------------------------------------------------         ------      ----
Net Asset Value, Beginning of Period....................     $1.000       $1.000       $1.000       $1.000      $1.000
Income from Investment Operations:
   Net Investment Income(b) ............................       .049         .039         .042         .041        .041

                       Total from Investment Operations        .049         .039         .042         .041        .041
Less Dividends from Net Investment Income..............      (.049)       (.039)       (.042)       (.041)      (.041)

                                        Total Dividends       (.049)       (.039)       (.042)       (.041)      (.041)

Net Asset Value, End of Period..........................     $1.000       $1.000       $1.000       $1.000      $1.000

Total Return(c) ........................................      5.01%        4.00%        4.25%        4.05%       4.13%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands).............     $5,318       $6,330       $3,602         $992        $520
   Ratio of Expenses to Average Net Assets(b) ..........      1.33%        1.19%        1.41%(f)     1.47%       1.50%
   Ratio of Net Investment Income to
     Average Net Assets.................................      4.87%        4.00%        4.23%        4.08%       4.08%


PRINCIPAL CASH MANAGEMENT FUND, INC.(a)
------------------------------------
Class C shares                                                 2000         1999(g)
---------------------------------------------------------------------       ----
Net Asset Value, Beginning of Period....................     $1.000       $1.000
Income from Investment Operations:
   Net Investment Income  ..............................       .032         .010

                       Total from Investment Operations        .032         .010
Less Dividends from Net Investment Income..............      (.032)       (.010)

                                        Total Dividends       (.032)       (.010)

Net Asset Value, End of Period..........................     $1.000       $1.000

Total Return(c) ........................................      3.12%        1.01%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands).............       $558         $132
   Ratio of Expenses to Average Net Assets ........           3.18%        2.26%(e)
   Ratio of Net Investment Income to
     Average Net Assets.................................      3.21%        3.01%(e)


Notes to Financial Highlights

(a) Effective January 1, 1998, the following change was made to the name of the Money Market Fund:

           Former Fund Name                         New Fund Name
---------------------------                         -------------
  Princor Cash Management Fund, Inc.     Principal Cash Management Fund, Inc.

(b) Without the Manager's voluntary waiver of a portion of certain of its expenses (see Note 3 to the financial statements) for the periods indicated, the Fund would have had per share net investment income and the ratios of expenses to average net assets as shown:


                                                          Year Ended                         Ratio of
                                                        October 31,         Per Share        Expenses
                                                          Except         Net Investment     to Average          Amount
                                                          as Noted           Income         Net Assets          Waived


         Class A                                            1998             $.051               .56%         $   --
                                                            1997              .050               .63              --
                                                            1996              .049               .67              7,102

         Class B                                            1998              .041              1.49              1,343
                                                            1997              .036              2.14              5,492
                                                            1996              .029              3.94              6,140

     The Manager ceased its waiver of expenses for Principal Cash Management Fund, Inc. on March 1, 1998.

(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)  Total return amounts have not been annualized.

(e)  Computed on an annualized basis.

(f)  Management fee waivers apply to November 1, 1997 through February 28, 1998.

(g) Period from June 30, 1999, date Class C shares first offered to the public and the date of the initial purchase of Class C shares by Principal Life Insurance Company, through October 31, 1999.



Additional information about the Fund is available in the Statement of Additional Information, dated March 1, 2001, and which is part of this prospectus. The Statement of Additional Information can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-247-4123.

Information about the Fund can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 1-800-SEC-0330. Reports and other information about the Fund are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

The U.S. Government does not insure or guarantee an investment in any of the Funds. There can be no assurance that the Cash Management Fund will be able to maintain a stable share price of $1.00 per share.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

     SEC FILE           DOMESTIC GROWTH-ORIENTED FUNDS


     811-05072          Principal Balanced Fund, Inc.
     811-06263          Principal Blue Chip Fund, Inc.
     811-01874          Principal Capital Value Fund, Inc.
     811-01873          Principal Growth Fund, Inc.
     811-09755          Principal LargeCap Stock Index Fund, Inc.
     811-05171          Principal MidCap Fund, Inc.
     811-09567          Principal Partners Equity Growth Fund, Inc.
     811-10187          Principal Partners LargeCap Blend Fund, Inc.
     811-09757          Principal Partners LargeCap Growth Fund, Inc.
     811-10189          Principal Partners LargeCap Value Fund, Inc.
     811-09759          Principal Partners MidCap Growth Fund, Inc.
     811-10193          Principal Partners SmallCap Growth Fund, Inc.
     811-08379          Principal Real Estate Fund, Inc.
     811-08381          Principal SmallCap Fund, Inc.
     811-07266          Principal Utilities Fund, Inc.


                        INTERNATIONAL GROWTH-ORIENTED FUNDS

     811-09801          Principal European Equity Fund, Inc.
     811-08249          Principal International Emerging Markets Fund, Inc.
     811-03183          Principal International Fund, Inc.
     811-08251          Principal International SmallCap Fund, Inc.
     811-09803          Principal Pacific Basin Fund, Inc.

                        INCOME-ORIENTED FUNDS

     811-05172          Principal Bond Fund, Inc.
     811-04226          Principal Government Securities Income Fund, Inc.
     811-05174          Principal High Yield Fund, Inc.
     811-07453          Principal Limited Term Bond Fund, Inc.
     811-04449          Principal Tax-Exempt Bond Fund, Inc.

                        MONEY MARKET FUND

     811-03585          Principal Cash Management Fund, Inc.



                                    APPENDIX



     RELATED PERFORMANCE OF THE SUB-ADVISORS

     The following tables set forth historical information about client accounts managed by a Sub-Advisor that have investment objectives, policies and strategies substantially similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of each Sub-Advisor in managing similar accounts and does not represent the performance of any Fund.

     On the following pages "composite performance" is shown for each Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of each Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the corresponding Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts.

     Portions of the information below are based on data supplied by the Sub-Advisors and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.

     Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.

     The performance data should not be considered as an indication of future performance of any Fund or any Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.

     Certain of the Funds started operation in December 2000 and have no historical performance data. When available, Fund performance for Class A shares is shown. The performance of Class B and Class C shares will vary from the performance of Class A shares based on the differences in sales charges and fees.



PERFORMANCE RESULTS - DOMESTIC GROWTH FUNDS

                                                                Average Annual Performance
                                                               (through December 31, 2000)

                                                                 YTD         1 YR         3 YR            5 YR        10 YR

Principal Balanced Fund, Inc. - Class A                         -0.71            -0.71         3.57         8.05       10.78
Invista Balanced Composite                                      -6.47            -6.47         3.79        11.71
PCII Multi-Sector Composite                                     12.00            12.00         6.34         6.60        8.29
S&P 500 Index                                                   -9.11            -9.11        12.25        18.31       17.44
Lehman Brothers Aggregate Bond Index                            11.63            11.63         6.36         6.45        7.95
Average Domestic Hybrid Category (Morningstar)                   2.06             2.06         7.50        10.90       11.82
Lipper Balanced Fund Average                                     1.52             1.52         8.01        11.52       12.28

Principal Blue Chip Fund, Inc. - Class A                       -10.89           -10.89         5.15        11.38       11.65 (a)
Invista Large Cap Composite                                    -12.12           -12.12         6.29        14.12
S&P 500 Index                                                   -9.11            -9.11        12.25        18.31       17.44
Average LargeCap Blend Category (Morningstar)                   -6.97            -6.97        10.77        15.96       15.66
Lipper Large-Cap Core Fund Average                              -8.96            -8.96        12.05        16.82       16.14

Principal Capital Value Fund, Inc. - Class A                    -0.08            -0.08         1.43        10.64       13.43
Invista Large Cap Value Composite                                3.88             3.88         4.43        12.40
S&P 500 Index                                                   -9.11            -9.11        12.25        18.31       17.44
S&P/BARRA 500 Value Index                                        6.08             6.08        11.09        16.79       16.86
Average LargeCap Value Category (Morningstar)                    5.47             5.47         8.04        13.91       14.95
Lipper Large-Cap Value Fund Average                              1.32             1.32         9.79        15.74       15.81

Principal Growth Fund, Inc. - Class A                          -10.64           -10.64         7.70        12.48       16.49
Invista Large Cap Growth Composite                             -10.24           -10.24
S&P 500 Index                                                   -9.11            -9.11        12.25        18.31       17.44
Average LargeCap Growth Category (Morningstar)                 -14.09           -14.09        16.53        18.10       17.13
Lipper Large-Cap Growth Fund Average                           -16.22           -16.22        17.13        18.43       17.20

Principal LargeCap Stock Index Fund, Inc. - Class A             -2.94 (b)
Invista S&P 500 Index Composite                                 -9.44            -9.44        11.87        17.91
S&P 500 Index                                                   -9.11            -9.11        12.25        18.31       17.44
Average LargeCap Blend Category (Morningstar)                   -6.97            -6.97        10.77        15.96       15.66
Lipper S&P 500 Index Fund Average                               -9.57            -9.57        11.72        17.82       16.99

Principal MidCap Fund, Inc. - Class A                           15.36            15.36         8.71        13.47       17.75
Invista Mid Cap Value Composite                                  6.32             6.32         0.56         9.84
S&P 400 MidCap Index                                            17.51            17.51        17.08        20.39       19.84
Average MidCap Blend Category (Morningstar)                      3.37             3.37         8.16        14.45       15.76
Lipper Mid-Cap Core Fund Average                                 7.10             7.10        13.79        16.02       17.08

PERFORMANCE RESULTS - DOMESTIC GROWTH FUNDS

                                                                                   Annual Performance
                                                                                 (year ended December 31)

                                                                  2000         1999        1998        1997         1996       1995

Principal Balanced Fund, Inc. - Class A                          -0.71         0.63       11.20        17.29       13.00       23.39
Invista Balanced Composite                                       -6.47         2.20       12.17        20.03       10.69       26.88
PCII Multi-Sector Composite                                      12.00        -0.57        7.97        10.16        3.94       18.41
S&P 500 Index                                                    -9.11        21.04       28.58        33.36       22.96       37.58
Lehman Brothers Aggregate Bond Index                             11.63        -0.82        8.69         9.65        3.63       18.47
Average Domestic Hybrid Category (Morningstar)                    2.06         8.24       12.50        18.24       13.07       24.87
Lipper Balanced Fund Average                                      1.52         9.14       13.96        19.42       13.78       26.07

Principal Blue Chip Fund, Inc. - Class A                        -10.89        11.96       16.55        26.25       16.78       33.19
Invista Large Cap Composite                                     -12.12         9.57       24.70        29.66       24.35
S&P 500 Index                                                    -9.11        21.04       28.58        33.36       22.96       37.58
Average LargeCap Blend Category (Morningstar)                    -6.97        19.72       21.95        27.43       20.37       31.99
Lipper Large-Cap Core Fund Average                               -8.96        23.40       24.34        27.28       20.98       31.78

Principal Capital Value Fund, Inc. - Class A                     -0.08        -6.86       12.13        28.69       23.42       31.90
Invista Large Cap Value Composite                                 3.88        -7.12       18.04        28.94       22.18
S&P 500 Index                                                    -9.11        21.04       28.58        33.36       22.96       37.58
S&P/BARRA 500 Value Index                                         6.08        12.72       14.68        29.99       21.99       37.00
Average LargeCap Value Category (Morningstar)                     5.47         6.63       13.10        27.01       20.79       32.28
Lipper Large-Cap Value Fund Average                               1.32        14.29       15.70        26.81       21.32       31.26

Principal Growth Fund, Inc. - Class A                           -10.64        16.13       20.37        28.41       12.23       33.47
Invista Large Cap Growth Composite                              -10.24
S&P 500 Index                                                    -9.11        21.04       28.58        33.36       22.96       37.58
Average LargeCap Growth Category (Morningstar)                  -14.09        39.72       33.56        25.00       18.95       32.27
Lipper Large-Cap Growth Fund Average                            -16.22        30.91       23.57        25.12       19.70       31.61

Principal LargeCap Stock Index Fund, Inc. - Class A              -2.94
Invista S&P 500 Index Composite                                  -9.44        20.62       28.16        32.89       22.51       37.07
S&P 500 Index                                                    -9.11        21.04       28.58        33.36       22.96       37.58
Average LargeCap Blend Category (Morningstar)                    -6.97        19.72       21.95        27.43       20.37       31.99
Lipper S&P 500 Index Fund Average                                -9.57        20.49       28.23        32.56       22.66       36.84

Principal MidCap Fund, Inc. - Class A                            15.36        11.62       -0.23        22.94       19.13        34.2
Invista Mid Cap Value Composite                                   6.32        -7.36        3.25        35.49       16.03       41.18
S&P 400 MidCap Index                                             17.51        14.72       19.11        32.25       19.20       30.95
Average MidCap Blend Category (Morningstar)                       3.37        18.70        6.77        26.45       20.44       28.71
Lipper Mid-Cap Core Fund Average                                  7.10        42.85       12.39        19.88       17.38       30.82

PERFORMANCE RESULTS - DOMESTIC GROWTH FUNDS

                                                                                   Annual Performance
                                                                                 (year ended December 31)

                                                                 1994        1993        1992         1991

Principal Balanced Fund, Inc. - Class A                         -3.38        9.01        10.47        31.72
Invista Balanced Composite                                      -1.63       14.25        10.73        27.19
PCII Multi-Sector Composite                                     -2.05       10.67         8.25        15.89
S&P 500 Index                                                    1.32       10.08         7.62        30.47
Lehman Brothers Aggregate Bond Index                            -2.92        9.75         7.40        16.00
Average Domestic Hybrid Category (Morningstar)                  -2.56       12.07         8.22        23.87
Lipper Balanced Fund Average                                    -2.40       11.23         7.28        25.65

Principal Blue Chip Fund, Inc. - Class A                         3.36        2.62         6.09
Invista Large Cap Composite
S&P 500 Index                                                    1.32       10.08         7.62        30.47
Average LargeCap Blend Category (Morningstar)                   -1.08       11.12         7.62        32.13
Lipper Large-Cap Core Fund Average                              -1.21       11.55         7.47        32.16

Principal Capital Value Fund, Inc. - Class A                     0.21        7.56         9.09        37.21
Invista Large Cap Value Composite
S&P 500 Index                                                    1.32       10.08         7.62        30.47
S&P/BARRA 500 Value Index                                       -0.63       18.60        10.53        22.56
Average LargeCap Value Category (Morningstar)                   -0.81       13.25         9.89        28.51
Lipper Large-Cap Value Fund Average                             -0.89       12.24         8.87        29.73

Principal Growth Fund, Inc. - Class A                            3.21        7.51        10.16        56.61
Invista Large Cap Growth Composite
S&P 500 Index                                                    1.32       10.08         7.62        30.47
Average LargeCap Growth Category (Morningstar)                  -2.32       10.31         5.83        43.69
Lipper Large-Cap Growth Fund Average                            -1.65       11.23         8.85        38.47

Principal LargeCap Stock Index Fund, Inc. - Class A
Invista S&P 500 Index Composite                                  1.05
S&P 500 Index                                                    1.32       10.08         7.62        30.47
Average LargeCap Blend Category (Morningstar)                   -1.08       11.12         7.62        32.13
Lipper S&P 500 Index Fund Average                                0.97       10.02         7.30        30.21

Principal MidCap Fund, Inc. - Class A                            3.03       12.29        14.81        52.83
Invista Mid Cap Value Composite                                  0.98       11.43         7.57        33.54
S&P 400 MidCap Index                                            -3.58       13.95        11.91        50.10
Average MidCap Blend Category (Morningstar)                     -1.61       14.50        14.93        36.20
Lipper Mid-Cap Core Fund Average                                -1.33       14.79        11.48        45.39


(a)   Period from March 1, 1991 through December 31, 2000
(b)   Period from March 1, 2000 through December 31, 2000

PERFORMANCE RESULTS - DOMESTIC GROWTH FUNDS

                                                                           Average Annual Performance
                                                                           (through December 31, 2000)

                                                                   YTD            1 YR              3 YR         5 YR        10 YR

Principal Partners Equity Growth Fund, Inc. - Class A             12.24            12.24 (a)
Morgan Stanley Equity Growth Composite                           -11.00           -11.00            14.50        21.00        18.30
S&P 500 Index                                                     -9.11            -9.11            12.25        18.31        17.44
Average LargeCap Growth Category (Morningstar)                   -14.09           -14.09            16.53        18.10        17.13
Lipper Large-Cap Growth Fund Average                             -16.22           -16.22            17.13        18.43        17.20

Principal Partners LargeCap Blend Fund, Inc. - Class A             3.80 (b)
Federated Capital Appreciation Composite                          -3.76            -3.76            18.33        20.71
S&P 500 Index                                                     -9.11            -9.11            12.25        18.31        17.44
Average LargeCap Blend Category (Morningstar)                     -6.97            -6.97            10.77        15.96        15.66
Lipper Large-Cap Core Fund Average                                -8.96            -8.96            12.05        16.82        16.14

Principal Partners LargeCap Growth Fund, Inc. - Class A          -32.09 (c)
Duncan-Hurst Large-Cap Growth Equity Composite                   -13.82           -13.82            39.20        32.16
S&P 500 Index                                                     -9.11            -9.11            12.25        18.31        17.44
Russell 1000 Growth Index                                        -22.42           -22.42            12.72        18.12        17.33
Average LargeCap Growth Category (Morningstar)                   -14.09           -14.09            16.53        18.10        17.13
Lipper Large-Cap Growth Fund Average                             -16.22           -16.22            17.13        18.43        17.20

Principal Partners LargeCap Value Fund, Inc. - Class A             3.40 (b)
Sanford C. Bernstein Diversified Value Composite                  13.80            13.80
Russell 1000 Value Index                                           7.02             7.02             9.92        16.90        17.37
Average LargeCap Value Category (Morningstar)                      5.47             5.47             8.04        13.91        14.95
Lipper Large-Cap Value Fund Average                                1.32             1.32             9.79        15.74        15.81

Principal Partners MidCap Growth Fund, Inc. - Class A            -29.49 (c)
Turner Investment Partners Midcap Growth Composite                -8.10            -8.10            37.95
Russell Midcap Growth Index                                      -11.74           -11.74            16.30        17.75        18.08
Average MidCap Growth Category (Morningstar)                      -6.90            -6.90            20.49        17.93        18.03
Lipper Mid-Cap Growth Fund Average                                10.01            10.01            21.05        17.62        19.06

Principal Partners SmallCap Growth Fund, Inc. - Class A            4.40 (b)
Berger Small Cap Growth Composite                                 -8.15            -8.15            24.60        21.28
Russell 2000 Growth Index                                        -22.43           -22.43             3.96         7.14        12.79
Average SmallCap Growth Category (Morningstar)                    -5.71            -5.71            13.77        14.57        17.05
Lipper Small-Cap Growth Fund Average                              -4.95            -4.95            14.97        15.12        17.46

PERFORMANCE RESULTS - DOMESTIC GROWTH FUNDS

                                                                         Annual Performance
                                                                          (year ended December 31)

                                                                   2000        1999        1998         1997        1996

Principal Partners Equity Growth Fund, Inc. - Class A             12.24
Morgan Stanley Equity Growth Composite                           -11.00        39.42       21.11        31.40       31.23
S&P 500 Index                                                     -9.11        21.04       28.58        33.36       22.96
Average LargeCap Growth Category (Morningstar)                   -14.09        39.72       33.56        25.00       18.95
Lipper Large-Cap Growth Fund Average                             -16.22        30.91       23.57        25.12       19.70

Principal Partners LargeCap Blend Fund, Inc. - Class A
Federated Capital Appreciation Composite                          -3.76        43.39       20.08        30.62       18.39
S&P 500 Index                                                     -9.11        21.04       28.58        33.36       22.96
Average LargeCap Blend Category (Morningstar)                     -6.97        19.72       21.95        27.43       20.37
Lipper Large-Cap Core Fund Average                                -8.96        23.40       24.34        27.28       20.98

Principal Partners LargeCap Growth Fund, Inc. - Class A
Duncan-Hurst Large-Cap Growth Equity Composite                   -13.82        30.46       39.20        37.21       32.16
S&P 500 Index                                                     -9.11        21.04       28.58        33.36       22.96
Russell 1000 Growth Index                                        -22.42        33.16       38.71        30.49       23.12
Average LargeCap Growth Category (Morningstar)                   -14.09        39.72       33.56        25.00       18.95
Lipper Large-Cap Growth Fund Average                             -16.22        30.91       23.57        25.12       19.70

Principal Partners LargeCap Value Fund, Inc. - Class A
Sanford C. Bernstein Diversified Value Composite                  13.80         7.80
Russell 1000 Value Index                                           7.02         7.35       15.63        35.18       21.64
Average LargeCap Value Category (Morningstar)                      5.47         6.63       13.10        27.01       20.79
Lipper Large-Cap Value Fund Average                                1.32        14.29       15.70        26.81       21.32

Principal Partners MidCap Growth Fund, Inc. - Class A
Turner Investment Partners Midcap Growth Composite                -8.10       126.09       26.33        41.77       18.25
Russell Midcap Growth Index                                      -11.74        51.29       17.86        22.54       17.48
Average MidCap Growth Category (Morningstar)                      -6.90        63.90       17.51        17.05       16.99
Lipper Mid-Cap Growth Fund Average                                10.01        78.68       12.41        13.41       15.34

Principal Partners SmallCap Growth Fund, Inc. - Class A
Berger Small Cap Growth Composite                                 -8.15       104.16        3.15        16.18       16.78
Russell 2000 Growth Index                                        -22.43        43.09        1.23        12.95       11.26
Average SmallCap Growth Category (Morningstar)                    -5.71        61.45        4.49        18.19       19.99
Lipper Small-Cap Growth Fund Average                              -4.95        60.01        5.60        16.74       17.66

PERFORMANCE RESULTS - DOMESTIC GROWTH FUNDS

                                                                            Annual Performance
                                                                          (year ended December 31)

                                                                 1995         1994         1993        1992         1991

Principal Partners Equity Growth Fund, Inc. - Class A
Morgan Stanley Equity Growth Composite                           45.03         3.18        4.32         5.99        25.54
S&P 500 Index                                                    37.58         1.32       10.08         7.62        30.47
Average LargeCap Growth Category (Morningstar)                   32.27        -2.32       10.31         5.83        43.69
Lipper Large-Cap Growth Fund Average                             31.61        -1.65       11.23         8.85        38.47

Principal Partners LargeCap Blend Fund, Inc. - Class A
Federated Capital Appreciation Composite                         37.17        -0.30       11.31        11.37        27.43
S&P 500 Index                                                    37.58         1.32       10.08         7.62        30.47
Average LargeCap Blend Category (Morningstar)                    31.99        -1.08       11.12         7.62        32.13
Lipper Large-Cap Core Fund Average                               31.78        -1.21       11.55         7.47        32.16

Principal Partners LargeCap Growth Fund, Inc. - Class A
Duncan-Hurst Large-Cap Growth Equity Composite                   34.43        28.89
S&P 500 Index                                                    37.58         1.32       10.08         7.62        30.47
Russell 1000 Growth Index                                        37.19         2.66        2.90         5.00        41.16
Average LargeCap Growth Category (Morningstar)                   32.27        -2.32       10.31         5.83        43.69
Lipper Large-Cap Growth Fund Average                             31.61        -1.65       11.23         8.85        38.47

Principal Partners LargeCap Value Fund, Inc. - Class A
Sanford C. Bernstein Diversified Value Composite
Russell 1000 Value Index                                         38.35        -1.99       18.12        13.81        24.61
Average LargeCap Value Category (Morningstar)                    32.28        -0.81       13.25         9.89        28.51
Lipper Large-Cap Value Fund Average                              31.26        -0.89       12.24         8.87        29.73

Principal Partners MidCap Growth Fund, Inc. - Class A
Turner Investment Partners Midcap Growth Composite
Russell Midcap Growth Index                                      33.98        -2.16       11.19         8.71        47.03
Average MidCap Growth Category (Morningstar)                     34.79        -1.03       15.64         9.03        50.97
Lipper Mid-Cap Growth Fund Average                               37.15         0.59       17.56         9.77        56.63

Principal Partners SmallCap Growth Fund, Inc. - Class A
Berger Small Cap Growth Composite                                33.80        13.73
Russell 2000 Growth Index                                        31.04        -2.43       13.36         7.77        51.19
Average SmallCap Growth Category (Morningstar)                   35.44        -0.28       16.70        11.99        53.64
Lipper Small-Cap Growth Fund Average                             34.75        -0.25       17.58        11.14        53.33


(a)   Period from November 1, 1999 through December 31, 2000
(b)   Period from December 22, 2000 through December 31, 2000
(c)   Period from March 1, 2000 through December 31, 2000

PERFORMANCE RESULTS - DOMESTIC GROWTH FUNDS

                                                                       Average Annual Performance
                                                                      (through December 31, 2000)

                                                                    YTD         1 YR         3 YR            5 YR        10 YR

Principal Real Estate Fund, Inc. - Class A                         29.65        29.65        2.17 (a)
PCREI Real Estate Composite                                        31.15        31.15        5.94
Morgan Stanley REIT Index                                          26.81        26.81        0.19            10.13
Average Specialty - Real Estate Category (Morningstar)             25.83        25.83        0.36            10.31       11.33
Lipper Real Estate Fund Average                                    25.62        25.62        0.45            10.26       11.79

Principal SmallCap Fund, Inc. - Class A                           -14.03       -14.03       11.63 (a)
Invista Small Cap Growth Composite                                -33.86       -33.86        2.38            10.56
S&P 600 Index                                                      11.80        11.80        7.43            13.56       17.43
Average SmallCap Blend Category (Morningstar)                      12.84        12.84        7.01            12.95       15.92
Lipper Small-Cap Core Fund Average                                  5.07         5.07        8.77            12.52       15.52

Principal Utilities Fund, Inc. - Class A                           18.23        18.23       13.99            14.94       12.81
Invista Utilities Equity Composite                                 18.43        18.43       13.92            14.91
S&P 500 Index                                                      -9.11        -9.11       12.25            18.31       17.44
Dow Jones Utilities w/Income Index                                 51.07        51.07       19.12            17.81
Average Specialty - Utilities Category (Morningstar)                7.15         7.15       13.43            15.17       13.66
Lipper Utilities Fund Average                                       7.86         7.86        13.7            15.36       13.77

PERFORMANCE RESULTS - DOMESTIC GROWTH FUNDS

                                                                             Annual Performance
                                                                           (year ended December 31)

                                                                   2000         1999        1998        1997         1996      1995

Principal Real Estate Fund, Inc. - Class A                         29.65       -4.76       -13.62
PCREI Real Estate Composite                                        31.15       -3.01       -10.20       19.83
Morgan Stanley REIT Index                                          26.81       -4.55       -16.90       18.58        35.89     12.90
Average Specialty - Real Estate Category (Morningstar)             25.83       -2.85       -15.97       23.14        32.37     14.82
Lipper Real Estate Fund Average                                    25.62       -3.35       -15.79       23.05        31.68     15.17

Principal SmallCap Fund, Inc. - Class A                           -14.03       43.22        -5.68
Invista Small Cap Growth Composite                                -33.86       66.37        -2.47       34.77        14.19
S&P 600 Index                                                      11.80       12.40        -1.31       25.58        21.32     29.97
Average SmallCap Blend Category (Morningstar)                      12.84       18.18        -3.64       26.12        19.66     25.51
Lipper Small-Cap Core Fund Average                                  5.07       35.10         0.23       21.30        19.82     31.07

Principal Utilities Fund, Inc. - Class A                           18.23        2.25         22.5       29.58         4.56     33.87
Invista Utilities Equity Composite                                 18.43       10.05        13.92       17.65        14.91     17.87
S&P 500 Index                                                      -9.11       21.04        28.58       33.36        22.96     37.58
Dow Jones Utilities w/Income Index                                 51.07       -5.73        18.76       23.11         9.08     32.26
Average Specialty - Utilities Category (Morningstar)                7.15       16.34        19.35       25.83        11.39     27.10
Lipper Utilities Fund Average                                       7.86       16.68        19.15       25.82        11.08     27.53

PERFORMANCE RESULTS - DOMESTIC GROWTH FUNDS

                                                                             Annual Performance
                                                                           (year ended December 31)

                                                                   1994         1993        1992         1991

Principal Real Estate Fund, Inc. - Class A
PCREI Real Estate Composite
Morgan Stanley REIT Index
Average Specialty - Real Estate Category (Morningstar)              0.17        21.10       16.00        30.12
Lipper Real Estate Fund Average                                    -0.62        21.11       15.87        29.59

Principal SmallCap Fund, Inc. - Class A
Invista Small Cap Growth Composite
S&P 600 Index                                                      -4.77        18.78       21.04        48.49
Average SmallCap Blend Category (Morningstar)                      -0.97        16.65       14.39        39.57
Lipper Small-Cap Core Fund Average                                 -0.58        16.87       13.00        51.50

Principal Utilities Fund, Inc. - Class A                          -11.09         8.42
Invista Utilities Equity Composite
S&P 500 Index                                                       1.32        10.08        7.62        30.47
Dow Jones Utilities w/Income Index                                -15.46         9.57
Average Specialty - Utilities Category (Morningstar)               -8.78        15.48        9.65        20.11
Lipper Utilities Fund Average                                      -8.79        14.53        9.81        20.58

(a)   Period from November 1, 1998 through December 31, 2000

PERFORMANCE RESULTS - INTERNATIONAL GROWTH FUNDS

                                                                Average Annual Performance
                                                               (through December 31, 2000)

                                                                   YTD             1 YR        3 YR          5 YR           10 YR

Principal European Equity Fund, Inc. - Class A                     11.73 (a)
BT European Composite                                             -15.51           -15.51       13.99        21.46
MSCI Europe (15) Index--ND                                         -8.39            -8.39       10.91        15.37           13.48
Average Europe Category (Morningstar)                              -6.58            -6.58       11.85        15.48           12.14
Lipper European Region Fund Average                                -6.19            -6.19       13.07        15.77           12.61

Principal International Emerging Markets Fund, Inc. -
Class A                                                           -28.63           -28.63       -0.49        -3.87 (b)
Invista International Emerging Markets Equity Composite           -28.63           -28.63       -1.34         6.07
MSCI - Emerging Markets Free--ID                                  -30.61           -30.61       -4.82        -4.17            8.25
Average Diversified Emerging Market Category (Morningstar)        -31.11           -31.11       -5.04        -2.08            1.96
Lipper Emerging Markets Fund Average                              -30.59           -30.59       -4.98        -2.15            1.91

Principal International Fund, Inc. - Class A                       -8.64            -8.64        7.63        11.61           12.02
Invista International Broad Markets Composite                      -7.57            -7.57        9.25        12.79           13.45
MSCI EAFE (Europe, Australia, Far East) Index--ND                 -14.17           -14.17        9.34         7.13            8.24
Average Foreign Category (Morningstar)                            -15.66           -15.66       10.61         9.43            9.57
Lipper International Fund Average                                 -15.60           -15.60       10.16         9.45            9.85

Principal International SmallCap Fund, Inc. - Class A             -13.28           -13.28       22.37        19.30 (b)
Invista International Small Cap Equity Composite                  -11.70           -11.70       23.15        24.86
MSCI EAFE (Europe, Australia, Far East) Index--ND                 -14.17           -14.17        9.34         7.13            8.24
Average Foreign Category (Morningstar)                            -15.66           -15.66       10.61         9.43            9.57
Lipper International Small-Cap Fund Average                       -14.82           -14.82       18.85        16.80           12.68

Principal Pacific Basin Fund, Inc. - Class A                      -24.57 (a)
BT Pacific Basin Composite                                        -31.01           -31.01       19.84
MSCI Pacific Free Index--ND                                       -25.78           -25.78        6.09        -4.08            1.54
Average Diversified Pacific/Asia Category (Morningstar)           -35.75           -35.75        4.17        -3.50            5.65
Lipper Pacific Region Fund Average                                -34.24           -34.24        5.16        -2.52            5.85

PERFORMANCE RESULTS - INTERNATIONAL GROWTH FUNDS

                                                                                 Annual Performance
                                                                              (year ended December 31)

                                                                   2000         1999        1998        1997         1996

Principal European Equity Fund, Inc. - Class A
BT European Composite                                              -15.51        33.95       30.86       26.33        41.31
MSCI Europe (15) Index--ND                                          -8.39        15.89       28.53       23.80        21.09
Average Europe Category (Morningstar)                               -6.58        26.11       21.56       18.42        24.99
Lipper European Region Fund Average                                 -6.19        26.24       23.19       18.01        25.07

Principal International Emerging Markets Fund, Inc. -
Class A                                                            -28.63        67.20      -17.42
Invista International Emerging Markets Equity Composite            -28.63        63.25      -17.59       11.38        25.57
MSCI - Emerging Markets Free--ID                                   -30.61        58.89      -35.11       31.64        22.21
Average Diversified Emerging Market Category (Morningstar)         -31.11        71.86      -27.03       -3.68        13.35
Lipper Emerging Markets Fund Average                               -30.59        69.70      -27.58       -1.72        12.32

Principal International Fund, Inc. - Class A                        -8.64        25.82        8.48       12.22        23.76
Invista International Broad Markets Composite                       -7.57        25.78       10.47       12.43        24.54
MSCI EAFE (Europe, Australia, Far East) Index--ND                  -14.17        26.96       20.00        1.78         6.05
Average Foreign Category (Morningstar)                             -15.66        44.49       13.00        5.43        12.39
Lipper International Fund Average                                  -15.60        42.16       12.77        6.08        12.27

Principal International SmallCap Fund, Inc. - Class A              -13.28        84.72       14.40
Invista International Small Cap Equity Composite                   -11.70        86.79       13.24       15.62        40.53
MSCI EAFE (Europe, Australia, Far East) Index--ND                  -14.17        26.96       20.00        1.78         6.05
Average Foreign Category (Morningstar)                             -15.66        44.49       13.00        5.43        12.39
Lipper International Small-Cap Fund Average                        -14.82        79.83       13.95        2.96        18.74

Principal Pacific Basin Fund, Inc. - Class A
BT Pacific Basin Composite                                         -31.01       132.40        7.35      -27.91
MSCI Pacific Free Index--ND                                        -25.78        56.65        2.72      -25.87        -8.30
Average Diversified Pacific/Asia Category (Morningstar)            -35.75        92.50       -5.91      -27.90         4.02
Lipper Pacific Region Fund Average                                 -34.24        90.74       -5.94      -26.89         3.58

PERFORMANCE RESULTS - INTERNATIONAL GROWTH FUNDS

                                                                                 Annual Performance
                                                                              (year ended December 31)

                                                                 1995         1994        1993        1992         1991

Principal European Equity Fund, Inc. - Class A
BT European Composite                                              9.36         8.49       43.12
MSCI Europe (15) Index--ND                                        21.62         2.28       29.28       -4.71        13.11
Average Europe Category (Morningstar)                             16.26         2.52       28.15       -6.82         7.47
Lipper European Region Fund Average                               17.14         1.60       27.96       -4.85         8.09

Principal International Emerging Markets Fund, Inc. -
Class A
Invista International Emerging Markets Equity Composite            7.46
MSCI - Emerging Markets Free--ID                                 -12.83         0.64       53.92       13.41       149.65
Average Diversified Emerging Market Category (Morningstar)        -3.45        -9.27       73.26        0.26        18.10
Lipper Emerging Markets Fund Average                              -2.63       -12.35       71.62       -0.04         6.76

Principal International Fund, Inc. - Class A                      11.56        -5.26       46.34        0.81        15.25
Invista International Broad Markets Composite                     14.07        -2.39       44.83
MSCI EAFE (Europe, Australia, Far East) Index--ND                 11.21         7.78       32.56      -12.17        12.13
Average Foreign Category (Morningstar)                             9.82        -0.40       36.71       -4.54        13.07
Lipper International Fund Average                                  9.67        -1.00       36.49       -4.47        12.97

Principal International SmallCap Fund, Inc. - Class A
Invista International Small Cap Equity Composite                   3.61
MSCI EAFE (Europe, Australia, Far East) Index--ND                 11.21         7.78       32.56      -12.17        12.13
Average Foreign Category (Morningstar)                             9.82        -0.40       36.71       -4.54        13.07
Lipper International Small-Cap Fund Average                        7.69        -5.49       43.98       -4.09        11.69

Principal Pacific Basin Fund, Inc. - Class A
BT Pacific Basin Composite
MSCI Pacific Free Index--ND                                        2.95        12.76       36.21      -18.56        11.46
Average Diversified Pacific/Asia Category (Morningstar)            2.39        -5.49       59.02       -3.03        15.05
Lipper Pacific Region Fund Average                                 3.92        -5.56       60.50       -2.85        14.37

(a)   Period from May 1, 2000 through December 31, 2000
(b)   Period from August 29, 1997 through December 31, 2000

PERFORMANCE RESULTS - INCOME FUNDS

                                                                              Average Annual Performance
                                                                             (through December 31, 2000)

                                                                       YTD         1 YR        3 YR        5 YR             10 YR

Principal Bond Fund, Inc. - Class A                                    7.82         7.82        3.85        4.91             7.90
PCII Multi-Sector Composite                                           12.00        12.00        6.34        6.60             8.29
Lehman Brothers Aggregate Bond Index                                  11.63        11.63        6.36        6.45             7.95
Average Intermediate-Term Bond Category (Morningstar)                  9.45         9.45        5.11        5.43             7.62
Lipper Corporate Debt BBB Rated Fund Average                           7.99         7.99        4.05        5.26             8.27

Principal Government Securities Income Fund, Inc. - Class A           10.90        10.90        5.93        6.25             7.59
PCII Mortgage-Backed Broad Composite                                  11.08        11.08        6.21        6.48             7.70
Lehman Brothers GNMA Index                                            11.11        11.11        6.58        6.95             7.92
Average Intermediate Government Bond Category (Morningstar)           10.76        10.76        5.50        5.51             6.91
Lipper GNMA Fund Average                                              10.41        10.41        5.62        5.90             7.13

Principal High Yield Fund, Inc. - Class A                             -6.96        -6.96       -2.48        2.74             7.93
PCII High Quality Long-Term Bond Composite                            10.40        10.40        4.11
Lehman Brothers High Yield Composite Bond Index                       -5.86        -5.86       -0.61        4.27            11.16
Average High Yield Bond Category (Morningstar)                        -9.12        -9.12       -2.44        3.25             9.98
Lipper High Current Yield Fund Average                                -8.38        -8.38       -2.11        3.51            10.07

Principal Limited Term Bond Fund, Inc. - Class A                       8.67         8.67        5.39        5.66 (a)
PCII High Quality Short-Term Bond Composite                            8.81         8.81        5.50
Lehman Brothers Intermediate Gov't./Corporate Index                   10.12        10.12        6.22        6.11             7.35
Average Short-Term Bond Category (Morningstar)                         8.14         8.14        5.49        5.43             6.52
Lipper Short-Intermediate Investment Grade Debt Index                  8.27         8.27        5.32        5.38             6.58

Principal Tax-Exempt Bond Fund, Inc. - Class A                         7.96         7.96        3.18        4.64              6.6
PCII Municipal Fixed Income Composite                                  8.02         8.02        3.21        4.66             6.61
Lehman Brothers Municipal Debt Index                                  11.68        11.68        5.21        6.67             7.74
Average Muni National Long Category (Morningstar)                     10.17        10.17        3.38        4.51             6.60
Lipper General Municipal Debt Fund Average                            10.83        10.83        3.70        4.66             6.68

PERFORMANCE RESULTS - INCOME FUNDS

                                                                                Annual Performance
                                                                             (year ended December 31)

                                                                      2000        1999         1998        1997         1996

Principal Bond Fund, Inc. - Class A                                    7.82       -3.04         7.14       10.96         2.27
PCII Multi-Sector Composite                                           12.00       -0.57         7.97       10.16         3.94
Lehman Brothers Aggregate Bond Index                                  11.63       -0.82         8.69        9.65         3.63
Average Intermediate-Term Bond Category (Morningstar)                  9.45       -1.22         7.42        8.76         3.30
Lipper Corporate Debt BBB Rated Fund Average                           7.99       -2.16         5.62       10.37         4.25

Principal Government Securities Income Fund, Inc. - Class A           10.90        0.01         7.19        9.69         3.85
PCII Mortgage-Backed Broad Composite                                  11.08        0.22         7.62        9.97         3.90
Lehman Brothers GNMA Index                                            11.11        1.93         6.91        9.53         5.54
Average Intermediate Government Bond Category (Morningstar)           10.76       -1.44         7.45        8.45         2.80
Lipper GNMA Fund Average                                              10.41        0.08         6.46        8.84         3.73

Principal High Yield Fund, Inc. - Class A                             -6.96        0.97        -1.28        9.68        12.54
PCII High Quality Long-Term Bond Composite                            10.40       -7.41        10.39        4.85
Lehman Brothers High Yield Composite Bond Index                       -5.86        2.39         1.87       12.76        11.35
Average High Yield Bond Category (Morningstar)                        -9.12        4.32        -0.39       13.12        13.82
Lipper High Current Yield Fund Average                                -8.38        4.42        -0.69       12.86        13.69

Principal Limited Term Bond Fund, Inc. - Class A                       8.67        0.96         6.70        6.74
PCII High Quality Short-Term Bond Composite                            8.81        1.05         6.79        6.64
Lehman Brothers Intermediate Gov't./Corporate Index                   10.12        0.39         8.44        7.87         4.05
Average Short-Term Bond Category (Morningstar)                         8.14        2.12         6.28        6.51         4.35
Lipper Short-Intermediate Investment Grade Debt Index                  8.27        0.70         6.33        6.63         4.10

Principal Tax-Exempt Bond Fund, Inc. - Class A                         7.96       -3.17         5.08        9.19         4.60
PCII Municipal Fixed Income Composite                                  8.02       -3.18         5.10        9.19         4.59
Lehman Brothers Municipal Debt Index                                  11.68       -2.06         6.48        9.20         4.43
Average Muni National Long Category (Morningstar)                     10.17       -4.86         5.31        9.27         3.31
Lipper General Municipal Debt Fund Average                            10.83       -4.68         5.26        9.11         3.27

PERFORMANCE RESULTS - INCOME FUNDS

                                                                                Annual Performance
                                                                             (year ended December 31)

                                                                     1995        1994         1993        1992         1991

Principal Bond Fund, Inc. - Class A                                  22.28       -4.35        12.76        8.61        17.45
PCII Multi-Sector Composite                                          18.41       -2.05        10.67        8.25        15.89
Lehman Brothers Aggregate Bond Index                                 18.47       -2.92         9.75        7.40        16.00
Average Intermediate-Term Bond Category (Morningstar)                17.35       -3.73        10.39        7.20        16.62
Lipper Corporate Debt BBB Rated Fund Average                         20.81       -5.45        13.91        8.91        18.79

Principal Government Securities Income Fund, Inc. - Class A          19.19       -4.89         9.16        6.13        16.83
PCII Mortgage-Backed Broad Composite                                 19.10       -4.41
Lehman Brothers GNMA Index                                           17.04       -1.50         6.59        7.42        16.04
Average Intermediate Government Bond Category (Morningstar)          16.42       -4.02         8.03        6.39        14.67
Lipper GNMA Fund Average                                             16.58       -2.42         6.55        6.32        14.82

Principal High Yield Fund, Inc. - Class A                            15.61       -0.66        12.10       13.09        28.74
PCII High Quality Long-Term Bond Composite
Lehman Brothers High Yield Composite Bond Index                      19.17       -1.03        17.12       15.75        46.19
Average High Yield Bond Category (Morningstar)                       16.56       -3.58        19.12       17.49        37.01
Lipper High Current Yield Fund Average                               16.45       -3.72        18.83       17.35        36.47

Principal Limited Term Bond Fund, Inc. - Class A
PCII High Quality Short-Term Bond Composite
Lehman Brothers Intermediate Gov't./Corporate Index                  15.33       -1.93         8.79        7.17        14.62
Average Short-Term Bond Category (Morningstar)                       11.48       -0.86         6.86        6.15        13.43
Lipper Short-Intermediate Investment Grade Debt Index                13.13       -2.36         8.12        6.66        13.86

Principal Tax-Exempt Bond Fund, Inc. - Class A                       20.72       -9.44        12.44        9.62        12.07
PCII Municipal Fixed Income Composite                                20.71       -9.45        12.46        9.62        12.08
Lehman Brothers Municipal Debt Index                                 17.46       -5.17        12.28        8.82        12.15
Average Muni National Long Category (Morningstar)                    17.14       -6.61        12.29        8.77        11.98
Lipper General Municipal Debt Fund Average                           16.92       -6.60        12.48        8.90        12.12

(a)   Period from February 29, 1996 through December 31, 2000

IMPORTANT NOTES TO THE APPENDIX

Dow Jones Utility Index with Income is a price-weighted average of 15 utility companies that are listed on the New York Stock Exchange and are involved in the production of electrical energy.

Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Lehman Brothers GNMA Index is an unmanaged index of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA) and Graduated Payment Mortgages (GPMs) with at least $100 million outstanding and one year or more to maturity.

Lehman Brothers High Yield Composite Bond Index is an unmanaged index of all publicly issued fixed, dollar-denominated, SEC-registered corporate debt rated Ba1 or lower with at least $100 million outstanding and one year or more to maturity.

Lehman Brothers Intermediate Government/Corporate Index is an unmanaged index of U.S. Government agency and Treasury securities and investment grade corporate debt securities with maturities of five to ten years.

Lehman Brothers Municipal Bond Index is an unmanaged index of investment-grade, tax-exempt bonds which have been issued within the last five years and at least one year or more to maturity. This index is classified into four main sectors:
General Obligation, Revenue, Insured and Prerefunded.

Morgan Stanley Capital International (MSCI) EAFE (Europe, Australia, Far East) Index is a stock index designed to measure the investment returns of developed economies outside of North America.

Morgan Stanley Capital International (MSCI) EMF (Emerging Markets Free) is capitalization weighted and consists of stocks from 26 countries. These countries include: Argentina, Brazil, Chile, China Free, Columbia, Czech Republic, Greece, Hungary, India, Indonesia Free, Israel, Jordan, Korea at 50%, Malaysia Free, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Portugal, South Africa, Sri Lanka, Taiwan at 50%, Thailand Free, Turkey and Venezuela.

Morgan   Stanley   Capital   International   (MSCI)   Europe  (15)  Index  is  a
capitalization-weighted index. The index is designed to track the broader MSCI EMU Benchmark containing stocks in ten EMU member countries.

Morgan Stanley Capital International Pacific Free Index is a market capitalization-weighted index representing all of the Morgan Stanley Capital International developed markets in the Pacific. It comprises six of the twenty-two countries that are included in the Morgan Stanley Capital International World. This index is created by aggregating the six different country indexes, all of which are created separately. This index is calculated with gross dividends reinvested. The countries represented by this index are:
Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore. The "Free" aspect indicates that this index includes only securities that are allowed to be purchased by global investors.

Morgan Stanley REIT Index is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.

Russell 1000 Growth Index is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index is an index that measures the performance of those Russell 1000 companies with lower price to book ratios and lower forecasted growth values.

Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Growth Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.

S&P 500 Index is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.

S&P 600 Index is a market-value weighted index consisting of 600 domestic stocks chosen for market size, liquidity and industry group representation.

S&P/BARRA 500 Value Index is a market capitalization-weighted index of the stocks in the S&P 500 Index having the highest book to price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.

S&P Midcap 400 Index includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.







                             PRINCIPAL MUTUAL FUNDS




DOMESTIC GROWTH-ORIENTED FUNDS

Principal Balanced Fund, Inc.
Principal Blue Chip Fund, Inc.
Principal Capital Value Fund, Inc.
Principal Growth Fund, Inc.
Principal LargeCap Stock Index Fund, Inc.
Principal MidCap Fund, Inc.
Principal Partners Equity Growth Fund, Inc.
   (formerly Principal Partners Aggressive Growth Fund, Inc.)
Principal Partners LargeCap Growth Fund, Inc.
Principal Partners MidCap Growth Fund, Inc.
Principal Real Estate Fund, Inc.
Principal SmallCap Fund, Inc.
Principal Utilities Fund, Inc.

INTERNATIONAL GROWTH-ORIENTED FUNDS

Principal European Equity Fund, Inc.
Principal International Emerging Markets Fund, Inc.
Principal International Fund, Inc.
Principal International SmallCap Fund, Inc.
Principal Pacific Basin Fund, Inc.

INCOME-ORIENTED FUNDS

Principal Bond Fund, Inc.
Principal Government Securities Income Fund, Inc.
Principal High Yield Fund, Inc.
Principal Limited Term Bond Fund, Inc.

MONEY MARKET FUND

Principal Cash Management Fund, Inc.


This Prospectus describes mutual funds organized by Principal Life Insurance Company ("Principal Life"). The Funds provide a choice of investment objectives through Domestic Growth-Oriented Funds, International Growth-Oriented Funds, Income-Oriented Funds and the Money Market Fund.




                  The date of this Prospectus is March 1, 2001





Neither the Securities and Exchange Commission nor any State Securities Commission has approved or disapproved of these securities or determined if this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                TABLE OF CONTENTS

Fund Descriptions...............................................  4
     Domestic Growth-Oriented Funds
         Balanced Fund..........................................  6
         Blue Chip Fund.........................................  8
         Capital Value Fund..................................... 10
         Growth Fund ........................................... 12
         LargeCap Stock Index Fund.............................. 14
         MidCap Fund............................................ 16
         Partners Equity Growth Fund............................ 18
         Partners LargeCap Growth Fund.......................... 20
         Partners MidCap Growth Fund............................ 22
         Real Estate Fund....................................... 24
         SmallCap Fund.......................................... 26
         Utilities Fund......................................... 28

     International Growth-Oriented Funds
         European Equity Fund................................... 30
         International Emerging Markets Fund.................... 32
         International Fund..................................... 34
         International SmallCap Fund............................ 36
         Pacific Basin Fund..................................... 38

    Income-Oriented Funds
         Bond Fund.............................................. 40
         Government Securities Income Fund...................... 42
         High Yield Fund........................................ 44
         Limited Term Bond Fund................................. 46

     Money Market Fund
         Cash Management Fund................................... 48

The Costs of Investing.......................................... 50
Certain Investment Strategies and Related Risks................. 53
Management, Organization and Capital Structure.................. 58
Pricing of Fund Shares.......................................... 60
Dividends and Distributions..................................... 61
How To Buy Shares............................................... 62
How To Sell Shares.............................................. 64
How To Exchange Shares Among Principal Mutual Funds............. 67
General Information About a Fund Account........................ 68
Financial Highlights............................................ 70
Principal Life Insurance Company Master Individual Retirement Account Plan and
     Custody Agreement...........................................93



FUND DESCRIPTIONS

The Principal Mutual Funds have four categories of funds: domestic growth-oriented funds, international growth-oriented funds, income-oriented funds and a money market fund. Principal Management Corporation*, the "Manager" of each of the Funds, has selected a Sub-Advisor for certain Funds based on the Sub-Advisor's experience with the investment strategy for which it was selected. The Manager seeks to provide a wide range of investment approaches through the Principal Mutual Funds.

                    Fund                                                           Sub-Advisor
                    ----                                                           -----------
     Balanced (equity securities portion), Blue Chip,         Invista Capital Management, LLC ("Invista")*
     Capital Value, Growth, International, International
     Emerging Markets, International SmallCap,
     LargeCap Stock Index,  MidCap, SmallCap, and
     Utilities

     Government Securities Income, Limited Term               Principal Capital Income Investors, LLC ("PCII")*
     Bond,  and Balanced (fixed-income portion)

     European Equity and Pacific Basin                        BT Funds Management (International) Limited ("BT")*


     Partners Equity Growth                                   Morgan Stanley Asset Management ("Morgan Stanley")

     Partners LargeCap Growth                                 Duncan-Hurst Capital Management Inc.
                                                              ("Duncan-Hurst")

     Partners MidCap Growth                                   Turner Investment Partners, Inc. ("Turner")

     * Principal Management Corporation, Invista, PCII and BT are members of the Principal Financial Group.

Class R shares of the Principal Mutual Funds are sold without a front-end sales charge and do not have a contingent deferred sales charge. Only Class R shares are offered through this prospectus. Class A shares are only described because Class R shares convert to Class A shares 49 months after purchase.

In the description for each Fund, you will find important  information about the
Fund's:

Primary investment strategy
This section summarizes how the Fund intends to achieve its investment objective. It identifies the Fund's primary investment strategy (including the type or types of securities in which the Fund invests) and any policy to concentrate in securities of issuers in a particular industry or group of industries.

Annual operating expenses
The annual operating expenses for each Fund are deducted from Fund assets (stated as a percentage of Fund assets) and are shown as of the end of the most recent fiscal year (estimates of expenses are shown for Funds which have not completed a fiscal year of operation). Examples are provided which are intended to help you compare the cost of investing in a particular fund with the cost of investing in other mutual funds. The examples assume you invest $10,000 in a Fund for the time periods indicated. The examples also assume that your investment has a 5% return each year and that the Fund's operating expenses are the same as the most recent fiscal year expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be as shown.

Fund Performance
As certain Funds have been operating only for a limited period of time, no historical information is available for those Funds. If historical information is available, the Fund's description includes a bar chart and a set of tables.

The bar chart is included to provide you with an indication of the risks involved when you invest. The chart shows changes in the Fund's performance from year to year. The performance reflected in the bar chart does not include a sales charge. Class R shares are not subject to a sales charge.

One of the tables compares the Fund's average annual returns with:
o a broad-based securities market index (An index measures the market price of a specific group of securities in a particular market of securities in a market sector. You cannot invest directly in an index. An index does not have an investment advisor and does not pay any commissions or expenses. If an index had expenses, its performance would be lower.); and
o an average of mutual funds with a similar investment objective and management style. The averages used are prepared by independent statistical services.

The other table provides the highest and lowest quarterly return for the Fund's Class A shares over a given period.

Included in each Fund's description is a set of tables and a bar chart. Together, these provide an indication of the risks involved when you invest.

A Fund's past performance is not necessarily an indication of how the Fund will perform in the future.

You may call Principal Mutual Funds (1-800-247-4123) to get the current 7-day yield for the Cash Management Fund.

Note: Class R shares are offered only to individuals (and his/her spouse, child, parent, grandchild and trusts primarily for their benefit) who:
          o receive lump sum distributions from retirement or employer welfare benefit plans serviced by Principal Life Insurance Company;
          o are participants in retirement or employee welfare benefit plans serviced by the Principal Life;
          o own life or disability insurance policies issued by the Principal Life;
          o    are customers of Principal Residential Mortgage, Inc.;
          o    are customers of Principal Bank; or
          o    have existing Principal Mutual Fund Class R share accounts.

         Investments in these Funds are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

         No salesperson, dealer or any other person is authorized to give information or make representations about a Fund other than those contained in this Prospectus. Information or representations from unauthorized parties may not be relied upon as having been made by a Fund, the Manager or any Sub-Advisor.


DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL BALANCED FUND, INC.
The Fund seeks to generate a total return consisting of current income and long-term growth of capital.

Main Strategies
The Fund seeks growth of capital and current income by investing primarily in common stocks and corporate bonds. It may also invest in other equity securities, government bonds and notes (obligations of the U.S. government or its agencies or instrumentalities) and cash. Though the percentages in each category are not fixed, common stocks generally represent 40% to 70% of the Fund's assets. The remainder of the Fund's assets is invested in bonds and cash.

Invista serves as Sub-Advisor for the portion of the Fund's portfolio that is invested in equity securities. In making its selection Invista looks for companies that have predictable earnings and which, based on growth prospects, it believes are undervalued in the marketplace. Invista buys stocks with the objective of long-term capital appreciation. From time to time, Invista purchases stocks with the expectation of price appreciation over the short-term. In response to changes in economic conditions, Invista may change the make-up of the portfolio and emphasize different market sectors by buying and selling the portfolio's stocks. The Fund may invest up to 25% of its assets in securities of foreign companies.

PCII serves as Sub-Advisor for the portion of the Fund's portfolio that is invested in fixed-income securities. Fixed-income securities are purchased to generate income and for capital appreciation purposes when PCII thinks that declining interest rates may increase market value. Deep discount bonds (those which sell at a substantial discount from their face amount) are also purchased to generate capital appreciation. The Fund may invest in bonds with speculative characteristics but does not intend to invest more than 5% of its assets in securities rated below BBB by Standard & Poor's Rating Service or Baa by Moody's Investors Service, Inc. Fixed-income securities that are not investment grade are commonly referred to as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.

Main Risks
The value of the stocks owned by the Fund changes on a daily basis. Stock prices reflect the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Fixed-income security values change daily. Their prices reflect changes in interest rates, market conditions and announcements of other economic, political or financial information. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines.

Because the Fund invests in both stocks and bonds, the Fund may underperform stock funds when stocks are in favor and underperform bond funds when bonds are in favor. As with all mutual funds, as the value of the Fund's assets rise and fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid for them, the investor will lose money.

Investor Profile
The Fund is generally a suitable investment for investors seeking current income as well as long-term growth of capital.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1991    31.72
1992    10.47
1993    9.01
1994    -3.38
1995    23.39
1996    13.00
1997    17.29
1998    11.20
1999    0.63
2000    -0.71

The year-to-date return as of December 31, 2000 for Class A shares is -0.71% and for Class R shares is -1.24%.

The fund's highest/lowest quarterly returns during this time period were:

        Highest    11.34% (3-31-1991)
        Lowest     -6.53% (9-30-1999)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten
                 Year     Years   Years

     Class A    -5.43%    7.00%   10.25%
     Class R    -1.24     7.49*

                                             Past One Past FivePast Ten
                                               Year     Years   Years

S&P 500 Stock Index                           -9.11%   18.31%   17.44%
Lehman Brothers Government/Corporate Bond Index16.16    6.57     9.59
Lehman Brothers Aggregate Bond Index(1)       11.63     6.45     7.95
Lipper Balanced Fund Average                   1.52    11.52    12.28
Morningstar Domestic Hybrid Category           2.06    10.90    11.82


* Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through December 31, 2000.

(1) This index is now the benchmark against which the Fund measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         1 Year  3 Years  5 Years 10 Years
 ---------------------------------------------------------
     Class A              $603     $873  $1,164    $1,990
     Class R               186      576     932     1,782
  You would  pay the  following  expenses  if you did not  redeem  your shares:

     Class A               603      873   1,164     1,990
     Class R               186      576     932     1,782


                             Fund Operating Expenses

                                     Class A   Class R
     Management Fees................   0.58%    0.58%
     12b-1 Fees.....................   0.25     0.67
     Other Expenses.................   0.49     0.58

       Total Fund Operating Expenses   1.32%    1.83%


DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL BLUE CHIP FUND, INC.
The Fund seeks to achieve growth of capital and growth of income by investing primarily in common stocks of well capitalized, established companies.

Main Strategies
The Fund invests primarily in common stocks of large, established companies. The Sub-Advisor, Invista, selects the companies it believes to have the potential for growth of capital, earnings and dividends. Under normal market conditions, the Fund invests at least 65% (and may invest up to 100%) of its assets in blue chip companies. Blue chip companies are easily identified by:
     o    size (market capitalization of at least $1 billion)
     o    easy access to credit
     o    superior management structure
     o    established history of earnings and dividends
     o    good industry position

In addition, the large market of publicly held shares for these companies and their generally high trading volume results in a relatively high degree of liquidity for these stocks.

Invista may invest up to 35% of Fund assets in equity securities, other than common stocks, issued by blue chip companies and in equity securities of companies that do not fit the blue chip definition. It may also invest up to 5% of Fund assets in securities of unseasoned issuers, which are more speculative than blue chip company securities. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Up to 20% of Fund assets may be invested in foreign securities. The issuers of the foreign securities do not have to meet the criteria for blue chip companies. In addition, foreign securities carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Main Risks
The value of the stocks owned by the Fund changes on a daily basis. The current price reflects the activities of individual companies and general market and economic conditions. In the short term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, as with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth and are willing to accept the risks of investing in common stocks but prefer investing in larger, established companies.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1992    6.09
1993    2.62
1994    3.36
1995    33.19
1996    16.78
1997    26.25
1998    16.65
1999    11.96
2000    -10.89

The year-to-date return as of December 31, 2000 for Class A shares is -10.89% and for Class R shares is -11.34%.

The fund's highest/lowest quarterly results during this time period were:

          Highest    16.40% (6-30-1997)
          Lowest     -9.92% (9-30-1998)



      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten
                 Year     Years   Years

     Class A   -15.13%   10.30%   11.10%*
     Class R   -11.34    10.61**

                                    Past One Past FivePast Ten
                                      Year     Years   Years

S&P 500 Stock Index                  -9.11%   18.31%   17.44%
Lipper Large-Cap Value Fund Average   1.32    15.74    15.81
Lipper Large-Cap Core Fund Average(1)-8.96    16.82    16.14
Morningstar LargeCap Blend Category  -6.97    15.96    15.66

* Period from March 1, 1991, date Class A shares first offered to the public, through December 31, 2000.
** Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through December 31, 2000.
(1) This index is now the benchmark against which the Fund measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                           1 Year  3 Years  5 Years 10 Years
  ----------------------------------------------------------
       Class A              $604     $876  $1,169    $2,000
       Class R               180      557     909     1,767
   You would  pay the  following  expenses  if you did not  redeem  your shares:

       Class A               604      876   1,169     2,000
       Class R               180      557     909     1,767


                             Fund Operating Expenses

                                     Class A   Class R
     Management Fees................   0.43%    0.49%
     12b-1 Fees.....................   0.25     0.68
     Other Expenses.................   0.51     0.52

       Total Fund Operating Expenses   1.19%    1.69%


DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL CAPITAL VALUE FUND, INC.
The  Fund  seeks  to  achieve  primarily  long-term  capital   appreciation  and
secondarily growth of investment income through the purchase primarily of common stocks, but the Fund may invest in other securities.

Main Strategies
The Fund invests primarily in common stocks and other equity securities of large capitalization companies. Under normal market conditions, the Fund invests at least 65% of its assets in companies with a market capitalization of greater than $10 billion at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock. Up to 25% of Fund assets may be invested in foreign securities.

The Fund invests in stocks that, in the opinion of the Sub-Advisor, Invista, are undervalued in the marketplace at the time of purchase. This value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. Value stocks are often characterized by below average price/earnings ratios (P/E) and above average dividend yields relative to their peers. The Fund's investments are selected primarily on the basis of fundamental security analysis, focusing on the company's financial stability, sales, earnings, dividend trends, return on equity and industry trends. The Fund often invests in stocks considered temporarily out of favor. Investors often overreact to bad news and do not respond quickly to good news. This results in undervalued stocks of the type held by the Fund.

Invista focuses its stock selections on established companies that it believes have a sustainable competitive advantage. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

Main Risks
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

In addition, the Fund is subject to the risk that its principal market segment, large capitalization value stocks, may underperform compared to other market segments or to the equity markets as a whole. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the value of the Fund's assets rise and fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid for them, the investor will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth, and are willing to accept the risks of investing in common stocks but also prefer investing in companies that appear to be considered undervalued relative to similar companies.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1991    37.21
1992    9.09
1993    7.56
1994    0.21
1995    31.90
1996    23.42
1997    28.69
1998    12.13
1999    -6.86
2000    -0.08

The year-to-date return as of December 31, 2000 for Class A shares is -0.08% and for Class R shares is -0.65%.

The fund's highest/lowest quarterly returns during this time period were:

       Highest    17.94% (3-31-1991)
       Lowest    -12.45% (9-30-1999)





      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten
                 Year     Years   Years

     Class A    -4.82%    9.56%   12.88%
     Class R    -0.65     9.61*

                                     Past One Past FivePast Ten
                                       Year     Years   Years

 S&P 500 Stock Index                  -9.11%   18.31%   17.44%
 S&P 500 Barra Value Index             6.08    16.79    16.86
 Lipper Large-Cap Value Fund Average   1.32    15.74    15.81
 Morningstar LargeCap Value Category   5.47    13.91    14.95

* Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through December 31, 2000.

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                        1 Year  3 Years  5 Years 10 Years
---------------------------------------------------------
    Class A              $566     $760    $970    $1,575
    Class R               139      434     700     1,324
 You would  pay the  following  expenses  if you did not  redeem  your shares:

    Class A               566      760     970     1,575
    Class R               139      434     700     1,324


                             Fund Operating Expenses

                                     Class A   Class R
     Management Fees................   0.53%    0.53%
     12b-1 Fees.....................   0.17     0.46
     Other Expenses.................   0.24     0.38

       Total Fund Operating Expenses   0.94%    1.37%


DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL GROWTH FUND, INC.
The Fund seeks to achieve growth of capital through the purchase primarily of common stocks, but the Fund may invest in other securities.

Main Strategies
The Fund invests primarily in common stocks and other equity securities of large capitalization companies with strong earnings growth potential. Under normal market conditions, the Fund invests at least 65% of its assets in companies with a market capitalization of greater than $10 billion at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Sub-Advisor, Invista, uses a bottom-up approach in its selection of individual securities that it believes have an above average potential for earnings growth. Selection is based on fundamental analysis of a company relative to other companies with the focus being on Invista's assessment of current and future sales growth and operating margins. Companies meeting these criteria typically have progressed beyond the development stage and are focused on growing the business. Up to 25% of Fund assets may be invested in foreign securities.

Invista places strong emphasis on companies it believes are guided by high quality management teams with a proven ability to execute. In addition, the Fund attempts to identify and emphasize those companies that are market leaders possessing the ability to control pricing and margins in their respective industries. Invista constructs a portfolio that is "benchmark aware" in that it is sensitive to the sector (companies with similar characteristics) and security weightings of its benchmark. However, the Fund is actively managed and prepared to over- and/or under-weight sectors and industries differently from the benchmark.

Main Risks
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. In response, the price of securities issued by such companies may decline. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

In addition, the Fund is subject to the risk that its principal market segment, large capitalization growth stocks, may underperform compared to other market segments or to the equity markets as a whole. The securities purchased by the Fund present greater opportunities for growth because of high potential earnings growth, but may also involve greater risks than securities that do not have the same potential. The value of the Fund's securities may fluctuate on a daily basis. As with all mutual funds, as the value of the Fund's assets rise and fall, the Fund's share price changes. If the investor sells Fund shares when their value is less than the price the investor paid for them, the investor will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth. You must be willing to accept the risks of investing in common stocks that may have greater risks than stocks of companies with lower potential for earnings growth.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


Annual Total Returns

1991    56.61
1992    10.16
1993    7.51
1994    3.21
1995    33.47
1996    12.23
1997    28.41
1998    20.37
1999    16.13
2000    -10.64

The year-to-date return as of December 31, 2000 for Class A shares is -10.64% and for Class R shares is -11.12%.

The fund's highest/lowest quarterly returns during this time period were:

     Highest    24.39% (3-31-1991)
     Lowest    -17.08% (12-31-2000)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten
                 Year     Years   Years

     Class A   -14.89%   11.39%   15.92%
     Class R   -11.12    11.55*

                                     Past One Past FivePast Ten
                                       Year     Years   Years

 S&P 500 Stock Index                  -9.11%   18.31%   17.44%
 Lipper Large-Cap Growth Fund Average-16.22    18.43    17.20
 Morningstar LargeCap Growth Category-14.09    18.10    17.13

* Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                        1 Year  3 Years  5 Years 10 Years
---------------------------------------------------------
    Class A              $580     $802  $1,042    $1,730

    Class R               161      499     803     1,510
 You would  pay the  following  expenses  if you did not  redeem  your shares:

    Class A               580      802   1,042     1,730
    Class R               161      499     803     1,510


                             Fund Operating Expenses

                                     Class A   Class R
     Management Fees................   0.53%    0.53%
     12b-1 Fees.....................   0.24     0.66
     Other Expenses.................   0.31     0.39

       Total Fund Operating Expenses   1.08%    1.58%


DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL LARGECAP STOCK INDEX FUND, INC.
The Fund seeks to achieve long-term growth of capital.

Main Strategies
Under normal market conditions, the Fund invests at least 80% of its assets in common stocks of companies that compose the Standard & Poor's* ("S&P") 500 Index. The Sub-Advisor, Invista, will attempt to mirror the investment performance of the index by allocating the Fund's assets in approximately the same weightings as the S&P 500. Over the long-term, Invista seeks a correlation between performance of the Fund, before expenses, and that of the S&P 500. It is unlikely that a perfect correlation of 100% will be achieved.

The Fund is not managed according to traditional methods of "active" investment management. Active management would include buying and selling securities based on economic, financial and investment judgement. Instead, the Fund uses a passive investment approach. Rather than judging the merits of a particular stock in selecting investments, Invista focuses on tracking the S&P 500.

Main Risks
Because of the difficulty and expense of executing relatively small stock trades, the Fund may not always be invested in the less heavily weighted S&P 500 stocks. At times, the Fund's portfolio may be weighted differently from the S&P 500, particularly if the Fund has a small level of assets to invest. In addition, the Fund's ability to match the performance of the S&P 500 is affected to some degree by the size and timing of cash flows into and out of the Fund. The Fund is managed to attempt to minimize such effects.

Invista reserves the right to omit or remove any of the S&P 500 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, a stock might be excluded or removed from the Fund if extraordinary events or financial conditions lead Invista to believe that it should not be a part of the Fund's assets.

While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of your investment in the Fund will go up and down which means that you could lose money. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds.

The Fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies or reduce the effect of any long-term periods of poor stock performance. The correlation between Fund and index performance may be affected by the Fund's expenses, changes in securities markets, changes in the composition of the index and the timing of purchases and sales of Fund shares. The Fund may invest in futures and options, which could carry additional risks such as losses due to unanticipated market price movements, and could also reduce the opportunity for gain.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth and are willing to accept the risks of investing in common stocks and prefer a passive rather than active management style.


* Standard & Poor's Corporation is not affiliated with the Principal LargeCap Stock Index Fund, Inc., Invista Capital Management LLC or Principal Life Insurance Company.



As the inception date of the Fund is March 1, 2000, only limited historical performance data is available.

      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's cumulative returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

              Past One
                Year

     Class A -4.36%*
     Class R -3.36**

                          Past One Past FivePast Ten
                            Year     Years    Years

S&P 500 Stock Index        -9.11%    18.31%   17.44%
Lipper S&P Funds  Average  -9.57     17.82    16.99

* Period from March 1, 2000, date A shares first offered to the public, through December 31, 2000.
** Period from March 1, 2000, date R shares first offered to eligible purchasers, through December 31, 2000.


                                    Examples


The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                        1 Year  3 Years  5 Years 10 Years
---------------------------------------------------------
    Class A              $332     $714   $1,120   $2,255

    Class R               207      640    1,073    2,216
 You would  pay the  following  expenses  if you did not  redeem  your shares:

    Class A               332      714    1,120    2,255
    Class R               207      640    1,073    2,216


                            Fund Operating Expenses *

                                     Class A   Class R
     Management Fees**..............   0.00%    0.00%
     12b-1 Fees.....................   0.15     0.56
     Other Expenses.................   0.64     0.73


       Total Fund Operating Expenses   0.79%    1.29%

     *    Total Fund Operating Expenses are estimated.

     ** The Manager has voluntarily agreed to waive a portion of its fee for the Fund from the date operations commenced. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2002. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:

                    0.90% for Class A Shares
                    1.40% for Class R Shares


DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL MIDCAP FUND, INC.
The Fund seeks to achieve capital appreciation by investing primarily in securities of emerging and other growth-oriented companies.

Main Strategies
The Fund primarily invests in stocks of growth-oriented companies. Stocks that are chosen for the Fund by the Sub-Advisor, Invista, are thought to be responsive to changes in the marketplace and have the fundamental characteristics to support growth. The Fund may invest for any period in any industry, in any kind of growth-oriented company. Companies may range from the well-established and well-known to the new and unseasoned. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

Under normal market conditions, the Fund invests at least 65% of its assets in securities of companies with market capitalizations in the $1 billion to $10 billion range. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Fund may invest up to 20% of its assets in securities of foreign companies. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Main Risks
The value of the stocks owned by the Fund changes on a daily basis. The Fund's share price may fluctuate more than that of funds primarily invested in stocks of large companies. Mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. In the short-term, stock prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for short-term fluctuations in the value of your investments. It is designed for a portion of your investments and not designed for you if you are seeking income or conservation of capital.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


Annual Total Returns

1991    52.83
1992    14.81
1993    12.29
1994    3.03
1995    34.20
1996    19.13
1997    22.94
1998    -0.23
1999    11.62
2000    15.36

The year-to-date return as of December 31, 2000 for Class A shares is 15.36% and for Class R shares is 14.73%.

The fund's highest/lowest quarterly returns during this time period were:

        Highest    25.77% (3-31-1991)
        Lowest    -21.24% (9-30-1998)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten
                 Year     Years   Years

     Class A     9.88%   12.37%   17.18%
     Class R    14.73    12.17*

                                    Past One Past FivePast Ten
                                      Year     Years   Years

S&P 400 MidCap Index                 17.51%   20.39%   19.84%
Lipper Mid-Cap Core Fund Average      7.10    16.02    17.08
Morningstar MidCap Blend Category     3.37    14.45    15.76

* Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through December 31, 2000.

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                          1 Year  3 Years  5 Years 10 Years
 ----------------------------------------------------------
      Class A              $589     $829  $1,088    $1,828

      Class R               165      511     829     1,593
   You would  pay the  following  expenses  if you did not  redeem  your shares:

      Class A               589      829   1,088     1,828
      Class R               165      511     829     1,593

                             Fund Operating Expenses

                                     Class A   Class R
     Management Fees................   0.56%    0.56%
     12b-1 Fees.....................   0.24     0.56
     Other Expenses.................   0.37     0.50

       Total Fund Operating Expenses   1.17%    1.62%


DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL PARTNERS EQUITY GROWTH FUND, INC.
The Fund seeks to achieve long-term capital appreciation.


Main Strategies
The Fund seeks to maximize long-term capital appreciation by investing primarily in growth-oriented equity securities of U.S. and, to a limited extent, foreign companies that are listed on U.S. exchanges or traded in U.S. markets. The Fund invests primarliy in companies with market capitalizations of $10 billion or more that exhibit strong or accelerating earnings growth. The Sub-Advisor, Morgan Stanley, emphasizes individual security selection and may focus the Fund's holdings within the limits permissible for a diversified fund.


Morgan Stanley follows a flexible investment program in looking for companies with above average capital appreciation potential. Morgan Stanley focuses on companies with consistent or rising earnings growth records and compelling business strategies. Morgan Stanley continually and rigorously studies company developments, including business strategy, management focus and financial results to identify companies with earnings growth and business momentum. In addition, Morgan Stanley closely monitors analysts' expectations to identify issuers that have the potential for positive earnings surprises versus consensus expectations. Valuation is of secondary importance and is viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations.

The Fund has a long-term investment approach. However, Morgan Stanley considers selling securities of issuers that no longer meet its criteria. To the extent that the Fund engages in short-term trading, it may have increased transaction costs.


Main Risks
The value of the stocks owned by the Fund changes on a daily basis. Stock prices can fluctuate dramatically both in the long-term and short-term. The current price reflects the activities of individual companies and general market and economic conditions. Prices of equity securities tend to be more volatile than prices of fixed-income securities. The prices of equity securities rise and fall in response to a number of different factors. In particular, prices of equity securities respond to events that affect entire financial markets or industries (for example, changes in inflation or consumer demand) and to events that affect particular issuers (for example, news about the success or failure of a new product).


The Fund may invest up to 25% of its assets in securities of foreign companies. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.


At times, the Fund's market sector (large-capitalization growth-oriented equity securities) may underperform relative to other sectors. The Fund may purchase stocks of companies that may have greater risks than other stocks with lower potential for earnings growth.


As with all mutual funds, as the value of the Fund's assets rise and fall, the Fund's share price changes. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you are willing to accept the risks and uncertainties of investing in equity securities in the hope of earning superior returns.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


Annual Total Returns

2000    -12.24

The year-to-date return as of December 31, 2000 for Class A shares is -12.24% and for Class R shares is -12.60%.

The fund's highest/lowest quarterly returns during this time period were:

    Highest     9.65% (3-31-2000)
    Lowest    -15.27% (12-31-2000)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's cumulative returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

              Past One Past Five
                Year     Years

     Class A   -16.43    -5.59%*
     Class R   -12.60    -1.89**

                                            Past One Past FivePast Ten
                                              Year     Years    Years

S&P 500 Stock Index                           -9.11%   18.31%   17.44%
Lipper Large-Cap Growth Fund Average         -16.22    18.43    17.20
Morningstar LargeCap Growth Category         -14.09    18.10    17.13

* Period from November 1, 1999, date A shares first offered to the public, through December 31, 2000.
** Period from November 1, 1999, date R shares first offered to eligible purchasers, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                        1 Year  3 Years  5 Years 10 Years
---------------------------------------------------------
    Class A              $667   $1,070  $1,497    $2,682

    Class R               236      727   1,207     2,420
 You would  pay the  following  expenses  if you did not  redeem  your shares:

    Class A               667    1,070   1,497     2,682
    Class R               236      727   1,207     2,420


                             Fund Operating Expenses

                                     Class A   Class R
     Management Fees ...............   0.33%    0.48%
     12b-1 Fees.....................   0.25     0.60
     Other Expenses.................   0.99     0.98

       Total Fund Operating Expenses   1.57%    2.06%


DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL PARTNERS LARGECAP GROWTH FUND, INC.
The Fund seeks to achieve long-term growth of capital by investing primarily in common stocks of larger capitalization domestic companies.

Main Strategies
The Fund is a non-diversified fund that invests primarily in equity securities of companies in the U.S. with comparatively larger market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Under normal market conditions, the Fund invests at least 75% of its total assets in domestic companies with market capitalizations in excess of $10 billion. In addition, the Fund may invest up to 25% of its assets in securities of foreign issuers.

In selecting securities for investment, the Sub-Advisor, Duncan-Hurst, looks at stocks it believes have prospects for above average growth over an extended period of time. Duncan-Hurst seeks to identify companies with accelerating earnings growth and positive company fundamentals. While economic forecasting and industry sector analysis play a part in its research effort, Duncan-Hurst's stock selection process begins with individual company analysis. This is often referred to as a bottom-up approach to investing. From a group of companies that meet Duncan-Hurst's standards, it selects the securities of those companies that it believes will have earnings growth at an above-average rate. In making this determination, Duncan-Hurst considers certain characteristics of a particular company including new product development, management change and competitive market dynamics.

Main Risks
While stocks have historically been a leading choice of long-term investors, they do fluctuate in price. The value of the stocks owned by the Fund changes on a daily basis. The current price reflects the activities of individual companies and general and market conditions. In the short-term, stock prices fluctuate dramatically in response to these factors. As a result, the value of your investment in the Fund will go up and down. If you sell your shares when their value is less than the price you paid, you will lose money. Because different types of stocks tend to shift in and out of favor depending on market and economic conditions, the Fund's performance may sometimes be lower or higher than that of other types of funds.

Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

The Fund anticipates that its portfolio turnover rate will typically exceed 150%. Turnover rates in excess of 100% generally result in higher transaction costs and a possible increase in short-term capital gains (or losses).

The Fund is a non-diversified company, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), which means that a relatively high percentage of assets of the Fund may be invested in the obligations of a limited number of issuers. The value of the shares of the Fund may be more susceptible to a single economic, political or regulatory occurrence than the shares of a diversified investment company.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for volatile fluctuations in the value of your investment. This Fund is designed as a long-term investment with growth potential for diversification of your investment portfolio. It is not appropriate if you are seeking income or conservation of capital.



As the inception date of the Fund is March 1, 2000, only limited historical performance data is available.

      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's cumulative returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

              Past One
                Year

     Class A   -35.32%*
     Class R   -32.39**

                                            Past One Past FivePast Ten
                                              Year     Years    Years

S&P 500 Stock Index                           -9.11%   18.31%   17.44%
Russell 1000 Growth Index                    -22.42    18.12    17.33
Lipper Large-Cap Growth Fund Average         -16.11    18.43    17.20

* Period from March 1, 2000, date A shares first offered to the public, through December 31, 2000.
** Period from March 1, 2000, date R shares first offered to eligible purchasers, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                        1 Year  3 Years  5 Years 10 Years
---------------------------------------------------------
    Class A              $710   $1,199  $1,714    $3,119

    Class R               295      904   1,486     2,934
 You would  pay the  following  expenses  if you did not  redeem  your shares:

    Class A               710    1,199   1,714     3,119
    Class R               295      904   1,486     2,934


                             Fund Operating Expenses

                                     Class A   Class R
     Management Fees*...............   0.19%    0.09%
     12b-1 Fees.....................   0.25     0.55
     Other Expenses.................   1.29     1.47

       Total Fund Operating Expenses   1.73%    2.11%


     * The Manager has voluntarily agreed to waive a portion of its fee for the Fund from the date operations commenced. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2002. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:

                1.95% for Class A Shares
                2.45% for Class R Shares


DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL PARTNERS MIDCAP GROWTH FUND, INC.
The Fund seeks to achieve long-term growth of capital by investing primarily in medium capitalization U.S. companies with strong earnings growth potential.

Main Strategies
The Partners MidCap Growth Fund invests primarily in common stocks and other equity securities of U.S. companies. Under normal market conditions, the Fund invests at least 65% of its assets in companies with market capitalizations in the $1 billion and $10 billion range.

The Fund invests in securities of companies that are diversified across economic sectors. It attempts to maintain sector concentrations that approximate those of its current benchmark, the Russell MidCap Index. The Fund is not an index fund and does not limit its investment to the securities of issuers in the Russell MidCap Index.

The Sub-Advisor, Turner, selects stocks that it believes have strong earnings growth potential. Turner invests in companies with strong earnings dynamics, and sells those with deteriorating earnings prospects. Turner believes forecasts for market timing and sector rotation are unreliable, and introduce an unacceptable level of risk. As a result, under normal market conditions the Fund is fully invested.



The Fund actively trades its portfolio securities in an attempt to achieve its investment objective. Active trading will cause the Fund to have an increased portfolio turnover rate which is likely to generate shorter-term gains (losses) for its shareholders, which are taxed at a higher rate than longer-term gains (losses). Actively trading portfolio securities increases the Fund's trading costs and may have an adverse impact on the Fund's performance.


Main Risks
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in the Fund.

In addition, the Fund is subject to the risk that its principal market segment, medium capitalization growth stocks, may underperform compared to other market segments or to the equity markets as a whole. Because of this volatility, the value of the Fund's equity securities may fluctuate on a daily basis. These fluctuations may reduce your principal investment and lead to varying returns. If you sell your shares when their value is less than the price you paid, you will lose money.

The medium capitalization companies the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these mid-size companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth of capital and are willing to accept the potential for short-term fluctuations in the value of your investment. This Fund is not designed for income or conservation of capital.



As the inception date of the Fund is March 1, 2000, only limited historical performance data is available.

      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's cumulative returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

              Past One
                Year

     Class A -32.85%*
     Class R -29.78**

                                          Past One Past FivePast Ten
                                            Year     Years    Years

Russell MidCap Growth Index                -11.74%   17.75%   18.08%
Lipper Mid-Cap Growth Fund Average          10.01    17.62    19.06


* Period from March 1, 2000, date A shares first offered to the public, through December 31, 2000.
** Period from March 1, 2000, date R shares first offered to eligible purchasers, through December 31, 2000.

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                        1 Year  3 Years  5 Years 10 Years
---------------------------------------------------------
    Class A              $716   $1,217  $1,742    $3,176

    Class R               297      910   1,500     2,980
 You would  pay the  following  expenses  if you did not  redeem  your shares:

    Class A               716    1,217   1,742     3,176
    Class R               297      910   1,500     2,980


                             Fund Operating Expenses

                                     Class A   Class R
     Management Fees*...............   0.19%    0.25%
     12b-1 Fees.....................   0.25     0.56
     Other Expenses.................   1.35     1.48

       Total Fund Operating Expenses   1.79%    2.29%


     * The Manager has voluntarily agreed to waive a portion of its fee for the Fund from the date operations commenced. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2002. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:

                1.95% for Class A Shares
                2.45% for Class R Shares


DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL REAL ESTATE FUND, INC.
The Fund seeks to generate total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

Main Strategies The Fund invests primarily in equity securities of companies engaged in the real estate industry. For purposes of the Fund's investment policies, a real estate company has at least 50% of its assets, income or profits derived from products or services related to the real estate industry. Real estate companies include real estate investment trusts and companies with substantial real estate holdings such as paper, lumber, hotel and entertainment companies. Companies whose products and services relate to the real estate industry include building supply manufacturers, mortgage lenders and mortgage servicing companies.

The Fund may invest up to 25% of its assets in securities of foreign real estate companies. Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Real estate investment trusts ("REITs") are corporations or business trusts that are effectively permitted to eliminate corporate level federal income taxes if they meet certain requirements of the Internal Revenue Code. The Fund focuses on equity REITs. REITs are characterized as: o equity REITs, which primarily own property and generate revenue from rental income; o mortgage REITs, which invest in real estate mortgages; and o hybrid REITs, which combine the characteristics of both equity and mortgage REITs.

Main Risks
Securities of real estate companies are subject to securities market risks as well as risks similar to those of direct ownership of real estate. These include:
o    declines in the value of real estate
o    risks related to general and local economic conditions
o    dependency on management skills
o    heavy cash flow dependency
o    possible lack of available mortgage funds
o    overbuilding
o    extended vacancies in properties
o    increases in property taxes and operating expenses
o    changes in zoning laws
o    expenses incurred in the cleanup of environmental problems
o    casualty or condemnation losses
o    changes in interest rates

In addition to the risks listed above, equity REITs are affected by the changes in the value of the properties owned by the trust. Mortgage REITs are affected by the quality of the credit extended. Both equity and mortgage REITs:
o    are dependent upon management skills and may not be diversified;
o    are subject to cash flow dependency and defaults by borrowers; and
o    could fail to qualify for tax-free pass-through of income under the Code.

Because of these factors, the value of the securities held by the Fund, and in turn the net asset value of the shares of the Fund change on a daily basis. The current share price reflects the activities of individual companies and general market and economic conditions. In the short term, share prices can fluctuate dramatically in response to these factors. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth, want to invest in companies engaged in the real estate industry and are willing to accept fluctuations in the value of your investment.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1998    -13.62
1999    -4.76
2000    29.65

The year-to-date return as of December 31, 2000 for Class A shares is 29.65% and for Class R shares is 29.04%.

The fund's highest/lowest quarterly returns during this time period were:

      Highest    11.31% (6-30-2000)
      Lowest     -8.25% (9-30-1999)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past Five
                 Year     Years

     Class A    23.46%    0.52%*
     Class R    29.04%    1.90%**

                                              Past One Past FivePast Ten
                                                Year     Years   Years

 Morgan Stanley REIT Index                     26.81%   10.13%   --  %
 Lipper Real Estate Fund Average               25.62    10.26    11.79
 Morningstar Specialty - Real Estate Category  25.83    10.31    11.33

* Period from December 31, 1997, date A shares first offered to the public, through December 31, 2000.
** Period from December 31, 1997, date R shares first offered to eligible purchasers, through December 31, 2000.

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                          1 Year  3 Years  5 Years 10 Years
 ----------------------------------------------------------
      Class A              $685   $1,122  $1,584    $2,859

      Class R               251      773   1,286     2,609
   You would  pay the  following  expenses  if you did not  redeem  your shares:

      Class A               685    1,122   1,584     2,859
      Class R               251      773   1,286     2,609


                             Fund Operating Expenses


                                     Class A   Class R
     Management Fees................   0.61%    0.80%
     12b-1 Fees.....................   0.25     0.60
     Other Expenses.................   1.02     0.98

       Total Fund Operating Expenses   1.88%    2.38%



DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL SMALLCAP FUND, INC.
The Fund seeks to achieve long-term growth of capital by investing  primarily in
equity   securities   of   companies   with    comparatively    smaller   market
capitalizations.

Main Strategies
Under normal market conditions, the Fund invests at least 65% of its assets in securities of companies with market capitalizations of $1.5 billion or less at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

In selecting securities for investment, the Sub-Advisor, Invista, looks at stocks with value and/or growth characteristics. In managing the assets of the Fund, Invista does not have a policy of preferring one of these categories to the other. The value orientation emphasizes buying stocks at less than their investment value and avoiding stocks whose price has been artificially built up. The growth orientation emphasizes buying stocks of companies whose potential for growth of capital and earnings is expected to be above average. Selection is based on fundamental analysis of the company relative to other companies with the focus being on Invista's estimation of forward looking rates of return.

Main Risks
Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

The net asset value of the Fund's shares is based on the values of the securities it holds. The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. The Fund's share price may fluctuate more than that of funds primarily invested in stocks of mid-sized and large companies and may underperform as compared to the securities of larger companies. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth and are willing to accept the potential for volatile fluctuations in the value of your investment. It is not designed for you if you are seeking income or conservation of capital.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1998    -5.68
1999    43.22
2000    -14.03

The year-to-date return as of December 31, 2000 for Class A shares is -14.03% and for Class R shares is -14.40%.

The fund's highest/lowest quarterly returns during this time period were:

    Highest    23.39% (12-31-1999)
    Lowest    -23.52% (9-30-1998)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past Five
                 Year     Years

     Class A   -18.12%    3.42%*
     Class R   -14.40%    4.88%**

                                     Past One Past FivePast Ten
                                       Year     Years   Years

 S&P 600 Stock Index                  11.80%   13.56%   17.43%
 Lipper Small-Cap Core Fund Average    5.07    12.52    15.52
 Morningstar SmallCap Blend Category  12.84    12.95    15.92

* Period from December 31, 1997, date Class A shares first offered to the public, through December 31, 2000.
** Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                        1 Year  3 Years  5 Years 10 Years
---------------------------------------------------------
    Class A              $645   $1,003  $1,384    $2,450
    Class R               222      685   1,126     2,227
 You would  pay the  following  expenses  if you did not  redeem  your shares:

    Class A               645    1,003   1,384     2,450
    Class R               222      685   1,126     2,227

                             Fund Operating Expenses



                                     Class A   Class R
     Management Fees................   0.83%    0.77%
     12b-1 Fees.....................   0.25     0.71
     Other Expenses.................   0.67     0.64

       Total Fund Operating Expenses   1.75%    2.12%


DOMESTIC GROWTH-ORIENTED FUND

PRINCIPAL UTILITIES FUND, INC.
The Fund seeks to achieve high current income and long-term growth of income and capital. The Fund seeks to achieve its objective by investing primarily in equity and fixed-income securities of companies in the public utilities industry.

Main Strategies
The Fund invests in securities issued by companies in the public utilities industry. These companies include:
o companies engaged in the manufacture, production, generation, sale or distribution of electric or gas energy or other types of energy; and
o companies engaged in telecommunications, including telephone, telegraph, satellite, microwave and other communications media (but not public broadcasting or cable television).
The Sub-Advisor, Invista, considers a company to be in the public utilities industry if, at the time of investment, at least 50% of the company's assets, revenues or profits are derived from one or more of those industries.

Under normal market conditions, at least 65% (and up to 100%) of the assets of the Fund are invested in equity securities and fixed-income securities in the public utilities industry. The Fund does not have any policy to concentrate its assets in any segment of the utilities industry. The portion of Fund assets invested in equity securities and fixed-income securities varies from time to time. When determining how to invest the Fund's assets to achieve its investment objective, Invista considers:
o    changes in interest rates;
o    prevailing market conditions; and
o    general economic and financial conditions.

The Fund invests in fixed-income securities, which at the time of purchase, are
o    rated in one of the top four categories by S&P or Moody's; or
o    if not rated, in the Manager's opinion are of comparable quality.

Main Risks
Since the Fund's investments are concentrated in the utilities industry, the value of its shares changes in response to factors affecting those industries. Many utility companies have been subject to risks of: o increase in fuel and other operating costs; o changes in interests rates on borrowings for capital improvement programs; o changes in applicable laws and regulations; o changes in technology which render existing plants, equipment or products obsolete; o effects of conservation; and o increased costs and delays associated with environmental regulations.

Generally, the prices charged by utilities are regulated with the intention of protecting the public while ensuring that utility companies earn a return sufficient to attract capital to grow and provide appropriate services. However, due to political and regulatory factors, rate changes ordinarily occur following a change in financing costs. This delay tends to favorably affect a utility company's earnings and dividends when costs are decreasing but also adversely affects earnings and dividends when costs are rising. In addition, the value of the utility company bond prices rise when interest rates fall and fall when interest rates rise.

Certain states are adopting deregulation plans. These plans generally allow for the utility company to set the amount of their earnings without regulatory approval.

The share price of the Fund may fluctuate more widely than the value of shares of a fund that invests in a broader range of industries. Because of these fluctuations, principal values and investment returns vary. As with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking quarterly dividends to generate income or to be reinvested for growth, want to invest in companies in the utilities industry and are willing to accept fluctuations in the value of your investment.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1993    8.42
1994    -11.09
1995    33.87
1996    4.56
1997    29.58
1998    22.50
1999    2.25
2000    18.23

The year-to-date return as of December 31, 2000 for Class A shares is 18.23% and for Class R shares is 17.56%.

The fund's highest/lowest quarterly returns during this time period were:

      Highest    19.24% (12-31-1997)
      Lowest     -9.00% (3-31-1994)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten
                 Year     Years   Years

     Class A    12.59%   13.83%   12.12%*
     Class R    17.56    14.81**

                                              Past One Past FivePast Ten
                                                Year     Years   Years

 S&P 500 Stock Index                           -9.11%   18.31%   17.44%
 Dow Jones Utilities Index with
    Income Fund Average                        51.07    17.81     --
 Lipper Utilities Fund Average                  7.86    15.36    13.77
 Morningstar Specialty - Utilities Category     7.15    15.17    13.66

* Period from December 16, 1992, date Class A shares first offered to the public, through December 31, 2000.
** Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         1 Year  3 Years  5 Years 10 Years
----------------------------------------------------------
     Class A              $594     $847  $1,119    $1,893

     Class R               183      566     910     1,705
  You would  pay the  following  expenses  if you did not  redeem  your shares:

     Class A               594      847   1,119     1,893
     Class R               183      566     910     1,705

                             Fund Operating Expenses


                                     Class A   Class R
     Management Fees................   0.59%    0.59%
     12b-1 Fees.....................   0.25     0.69
     Other Expenses.................   0.39     0.52

       Total Fund Operating Expenses   1.23%    1.80%



INTERNATIONAL GROWTH-ORIENTED FUND

PRINCIPAL EUROPEAN EQUITY FUND, INC.
The Fund seeks long-term growth of capital.


Main Strategies
The Fund invests primarily in equity securities of companies domiciled or in the opinion of the Sub-Advisor, BT, having their core business in Europe. The Fund may also invest in other securities of such companies. The Fund offers an opportunity to invest in a region with a wide spread of industries and in companies which, in the opinion of BT, may be undervalued.


The Fund invests in securities listed on foreign or domestic securities exchanges, securities traded in foreign or domestic over-the-counter markets and depositary receipts. Under normal market conditions, the Fund invests at least 65% of its assets in European securities. These include securities of:
o    companies organized under the laws of European countries;
o companies for which the principal securities trading market is in a European country; and
o companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced or sales made in European countries.


BT selects securities for the Fund based on its own global investment research. The research program is focused on three key criteria:
o business franchise - considering factors such as the company's relationship with its suppliers and customers, the degree of rivalry with competitors as well as the exposure to regulatory and technological risk;
o quality of management - assessing the company's management on its ability to execute current business plans, manage the capital invested in the business as well as the level of transparency with respect to strategy and operations; and
o business valuation - determining the private market or `true business value' of the firm.

BT's qualitative analysis is complemented by disciplined valuation techniques. These include proprietary models as well as conventional market measurements and industry specific models of relative value. This analytical framework ensures consistency and transparency throughout the research process. Portfolios are constructed and managed within predetermined guidelines that are regularly monitored by BT.


Main Risks
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

The Fund anticipates that its portfolio turnover may, on occasion, exceed 100%. Turnover rates in excess of 100% generally result in higher transaction costs and a possible increase in short-term capital gains (or losses).

The Fund may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.

The net asset value of the Fund's shares is based on the values of the securities it holds. The value of the stocks owned by the Fund changes on a daily basis. In the short-term, stock prices can fluctuate dramatically in response to these factors. If the investor sells Fund shares when their value is less than the price the investor paid for them, the investor will lose money.

Investor Profile
The Fund is generally a suitable investment for investors seeking long-term growth of capital in European markets who are able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.



As the inception date of the Fund is May 1, 2000, only limited historical performance data is available.

      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's cumulative returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

              Past One
                Year

     Class A   -15.93%*
     Class R   -12.06**

                                             Past One Past FivePast Ten
                                               Year     Years    Years

 Morgan Stanley Capital International
   Europe (15) Index                           -8.39%   15.37%   13.48%
 Lipper European Region Fund Average           -6.19    15.77    12.61

* Period from May 1, 2000, date A shares first offered to the public, through December 31, 2000.
** Period from May 1, 2000, date R shares first offered to eligible purchasers, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                        1 Year  3 Years  5 Years 10 Years
---------------------------------------------------------
    Class A              $803   $1,476     N/A       N/A

    Class R               370    1,126     N/A       N/A
 You would  pay the  following  expenses  if you did not  redeem  your shares:

    Class A               803    1,476     N/A       N/A
    Class R               370    1,126     N/A       N/A


                             Fund Operating Expenses

                                     Class A   Class R
     Management Fees*...............   0.00%    0.21%
     12b-1 Fees.....................   0.25     0.56
     Other Expenses.................   2.24     2.22

       Total Fund Operating Expenses   2.49%    2.99%


     * The Manager has agreed to waive a portion of its fee for the Fund from the date operations commenced. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2002. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:

                2.50% for Class A Shares
                3.00% for Class R Shares


INTERNATIONAL GROWTH-ORIENTED FUND

PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.
The Fund seeks to achieve long-term growth of capital by investing primarily in equity securities of issuers in emerging market countries.

Main Strategies
The Fund seeks to achieve its objective by investing in common stocks of companies in emerging market countries. For this Fund, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the International Bank for Reconstruction and Development (also known as the World Bank) and the International Financial Corporation). These countries generally include every nation in the world except the United States, Canada, Japan, Australia, New Zealand and most nations located in Western Europe. Investing in many emerging market countries is not feasible or may involve unacceptable political risk. Invista, the Sub-Advisor, focuses on those emerging market countries that it believes have strongly developing economies and markets which are becoming more sophisticated.

Under normal conditions, at least 65% of the Fund's assets are invested in emerging market country equity securities. The Fund invests in securities of:
o companies with their principal place of business or principal office in emerging market countries;
o companies for which the principal securities trading market is an emerging market country; or
o companies, regardless of where its securities are traded, that derive 50% or more of their total revenue from either goods or services produced in emerging market countries or sales made in emerging market countries.

Main Risks
Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

Investments in emerging market countries involve special risks. Certain emerging market countries have historically experienced, and may continue to experience, certain economic problems. These may include: high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of debt, balance of payments and trade difficulties, and extreme poverty and unemployment.

Under unusual market or economic conditions, the Fund may invest in the same kinds of securities as the other Growth-Oriented Funds. These include securities issued by domestic or foreign corporations, governments or governmental agencies, instrumentalities or political subdivisions. The securities may be denominated in U.S. dollars or other currencies.

Because the values of the Fund's assets are likely to rise or fall dramatically, if you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth and want to invest a portion of your assets in securities of companies in emerging market countries. This Fund is not an appropriate investment if you are seeking either preservation of capital or high current income. You must be able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1998    -17.42
1999    67.20
2000    -28.63

The year-to-date return as of December 31, 2000 for Class A shares is -28.63% and for Class R shares is -28.85%.

The fund's highest/lowest quarterly returns during this time period were:

     Highest    38.24% (12-31-1999)
     Lowest    -18.97% (9-30-1998)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past Five
                 Year     Years

     Class A   -31.74%   -5.15%*
     Class R   -28.85    -4.00**

                                              Past One Past FivePast Ten
                                                Year     Years   Years

 Morgan Stanley Capital International EMF
   (Emerging Markets Free) Index              -30.61%   -4.17%    8.25%
 Lipper Emerging Markets Fund Average         -30.59    -2.15     1.91
 Morningstar Diversified Emerging
    Market Category                           -31.11    -2.08     1.96

* Period from August 29, 1997, date A shares first offered to the public, through December 31, 2000.
** Period from August 29, 1997, date R shares first offered to eligible purchasers, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                        1 Year  3 Years  5 Years 10 Years
---------------------------------------------------------
    Class A              $725   $1,242  $1,785    $3,261

    Class R               277      850   1,433     2,973
 You would  pay the  following  expenses  if you did not  redeem  your shares:

    Class A               725    1,242   1,785     3,261
    Class R               277      850   1,433     2,973

                             Fund Operating Expenses

                                     Class A   Class R
     Management Fees*...............   1.15%    1.25%
     12b-1 Fees.....................   0.25     0.42
     Other Expenses.................   1.09     1.07

       Total Fund Operating Expenses   2.49%    2.74%

     * The Manager has voluntarily agreed to waive a portion of its fee for the Fund. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending February 28 2002. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:

                2.50% for Class A Shares
                3.00% for Class R Shares


INTERNATIONAL GROWTH-ORIENTED FUND

PRINCIPAL INTERNATIONAL FUND, INC.
The Fund seeks long-term growth of capital by investing in a portfolio of equity securities of companies domiciled in any of the nations of the world.

Main Strategies The Fund invests in securities of:
o companies with their principal place of business or principal office outside the U.S.;
o companies for which the principal securities trading market is outside the U.S.; and
o companies, regardless of where its securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

The Fund has no limitation on the percentage of assets that are invested in any one country or denominated in any one currency. However under normal market conditions, the Fund intends to have at least 65% of its assets invested in companies in at least three different countries. One of those countries may be the U.S. though currently the Fund does not intend to invest in equity securities of U.S. companies.

Investments may be made anywhere in the world. Primary consideration is given to securities of corporations of Western Europe, North America and Australasia
(Australia, Japan and Far East Asia). Changes in investments are made as prospects change for particular countries, industries or companies.

In choosing investments for the Fund, the Sub-Advisor, Invista, pays particular attention to the long-term earnings prospects of the various companies under consideration. Invista then weighs those prospects relative to the price of the security.

Main Risks
The values of the stocks owned by the Fund change on a daily basis. Stock prices reflect the activities of individual companies as well as general market and economic conditions. In the short term, stock prices and currencies can fluctuate dramatically in response to these factors. In addition, there are risks involved with any investment in foreign securities that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

Under unusual market or economic conditions, the Fund may invest in the same kinds of securities as the other Growth-Oriented Funds. These include securities issued by domestic or foreign corporations, governments or governmental agencies, instrumentalities or political subdivisions. The securities may be denominated in U.S. dollars or other currencies.

As with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth and want to invest in non-U.S. companies. This Fund is not an appropriate investment if you are seeking either preservation of capital or high current income. You must be able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1991    15.25
1992    0.81
1993    46.34
1994    -5.26
1995    11.56
1996    23.76
1997    12.22
1998    8.48
1999    25.82
2000    -8.64

The year-to-date return as of December 31, 2000 for Class A shares is -8.64% and for Class R shares is -9.28%.

The fund's highest/lowest quarterly returns during this time period were:

    Highest    16.78% (12-31-1999)
    Lowest    -17.80% (9-30-1998)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten
                 Year     Years   Years

     Class A   -12.96%   10.53%   11.48%
     Class R    -9.28    10.18*
                                             Past One Past FivePast Ten
                                               Year     Years   Years

Morgan Stanley Capital International EAFE
  (Europe, Australia and Far East) Index     -14.17%    7.13%    8.24%
Lipper International Fund Average            -15.60     9.45     9.85
Morningstar Foreign Category                 -15.66     9.43     9.57

* Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         1 Year  3 Years  5 Years 10 Years
----------------------------------------------------------
     Class A              $598     $859  $1,139    $1,936

     Class R               189      585     938     1,757
  You would  pay the  following  expenses  if you did not  redeem  your shares:

     Class A               598      859   1,139     1,936
     Class R               189      585     938     1,757

                             Fund Operating Expenses

                                    Class A   Class R
     Management Fees................   0.80%    0.80%
     12b-1 Fees.....................   0.18     0.63
     Other Expenses.................   0.29     0.43

       Total Fund Operating Expenses   1.27%    1.86%


INTERNATIONAL GROWTH-ORIENTED FUND

PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
The Fund seeks to achieve long-term growth of capital by investing primarily in equity securities of non-U.S. companies with comparatively smaller market capitalizations.

Main Strategies The Fund invests in securities of:
o companies with their principal place of business or principal office outside the U.S.;
o companies for which the principal securities trading market is outside the U.S.; and
o companies, regardless of where its securities are traded, that derive 50% or more of their total revenue from goods or services produced or sales made outside the U.S.

Under normal market conditions, the Fund invests at least 65% of its assets in securities of companies having market capitalizations of $1.5 billion or less at the time of purchase. Market capitalization is defined as total current market value of a company's outstanding common stock.

The Fund diversifies its investments geographically. There is no limitation on the percentage of assets that may be invested in one country or denominated in any one currency. However, under normal market circumstances, the Fund intends to invest at least 65% of its assets in securities of companies of at least three countries.

Main Risks
Foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. In addition, foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be developing or marketing new products or services for which markets are not yet established and may never become established. While small, unseasoned companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risks and should be considered speculative.

As with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
This Fund is not an appropriate investment if you are seeking either preservation of capital or high current income. You must be able to assume the increased risks of higher price volatility and currency fluctuations associated with investments in international stocks which trade in non-U.S. currencies. The Fund is generally a suitable investment if you are seeking long-term growth and want to invest a portion of your assets in smaller, non-U.S. companies.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1998    14.40
1999    84.72
2000    -13.28

The year-to-date return as of December 31, 2000 for Class A shares is -13.28% and for Class R shares is -13.56%.

The fund's highest/lowest quarterly returns during this time period were:

     Highest    36.96% (12-31-1999)
     Lowest    -19.84% (9-30-1998)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past Five
                 Year     Years

     Class A   -17.38%   17.59%*
     Class R   -13.56    19.27**

                                              Past One Past FivePast Ten
                                                Year     Years   Years

 Morgan Stanley Capital International EAFE
   (Europe, Australia and Far East) Index     -14.17%    7.13%    8.24%
 Lipper International Small-Cap Fund Average  -14.82    16.80    12.68
 Morningstar Foreign Category                 -15.66     9.43     9.57

* Period from August 29, 1997, date A shares first offered to the public, through December 31, 2000.
** Period from August 29, 1997, date R shares first offered to eligible purchasers, through December 31, 2000.

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         1 Year  3 Years  5 Years 10 Years
----------------------------------------------------------
     Class A              $712   $1,205  $1,723    $3,138

     Class R               267      820   1,380     2,856
  You would  pay the  following  expenses  if you did not  redeem  your shares:

     Class A               712    1,205   1,723     3,138
     Class R               267      820   1,380     2,856

                             Fund Operating Expenses

                                     Class A   Class R
     Management Fees................   1.20%    1.20%
     12b-1 Fees.....................   0.25     0.44
     Other Expenses.................   1.01     1.00

       Total Fund Operating Expenses   2.46%    2.64%


INTERNATIONAL GROWTH-ORIENTED FUND

PRINCIPAL PACIFIC BASIN FUND, INC.
The Fund seeks to achieve growth of capital. It invests primarily in equity securities (or other securities with equity characteristics) of issuers located in the Pacific Basin region, including Japan.

Main Strategies
The Fund invests primarily in equity securities (or other securities with equity characteristics) of issuers located in the Pacific Basin region, including Japan. The Fund invests in securities listed on foreign or domestic securities exchanges, securities traded in foreign or domestic over-the-counter markets and depositary receipts. Under normal market conditions, the Fund invests at least 65% of its assets in such securities. The Fund's investments are generally diversified among securities of issuers of several Pacific Basin countries, which include but are not limited to: Australia, China, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, Singapore, Sri Lanka, South Korea, Thailand, Taiwan and Vietnam. These include securities of:
o    companies organized under the laws of Pacific Basin countries;
o companies for which the principal securities trading market is in a Pacific Basin country; and
o companies, regardless of where their securities are traded, that derive 50% or more of their total revenue from either goods or services produced or sales made in Pacific Basin countries.

Under normal market conditions, the Fund intends to have at least 65% of its assets invested in companies in Pacific Basin countries and may have a significant portion of its assets invested in securities of issuers in Japan. Criteria for determining the distribution of investments include the prospects for relative growth among foreign countries, expected levels of inflation, government policies influencing business conditions and the range of opportunities available to international investors.


BT selects securities for the Fund based on its own global investment research. The research program is focused on three key criteria:
o business franchise - considering factors such as the company's relationship with its suppliers and customers, the degree of rivalry with competitors as well as the exposure to regulatory and technological risk;
o quality of management - assessing the company's management on its ability to execute current business plans, manage the capital invested in the business as well as the level of transparency with respect to strategy and operations; and
o business valuation - determining the private market or `true business value' of the firm.

BT's qualitative analysis is complemented by disciplined valuation techniques. These include proprietary models as well as conventional market measurements and industry specific models of relative value. This analytical framework ensures consistency and transparency throughout the research process. Portfolios are constructed and managed within predetermined guidelines that are regularly monitored by BT.


Main Risks
Because it purchases equity securities, the Fund is subject to the risk that stock prices will fall over short or extended periods of time. Individual companies may report poor results or be negatively affected by industry and/or economic trends and developments. The price of securities issued by such companies may suffer a decline in response. These factors contribute to price volatility. In addition, foreign stocks carry risks that are not generally found in stocks of U.S. companies. These include the risk that a foreign security could lose value as a result of political, financial and economic events in foreign countries. Foreign securities may be subject to securities regulators with less stringent accounting and disclosure standards than are required of U.S. companies.

Because foreign securities generally are denominated in foreign currencies, the value of the net assets of the Fund as measured in U.S. dollars will be affected by changes in exchange rates. To protect against future uncertainties in foreign currency exchange rates, the Fund is authorized to enter into certain foreign currency exchange transactions. In addition, the Fund's foreign investments may be less liquid and their price more volatile than comparable investments in U.S. securities. Settlement periods may be longer for foreign securities and portfolio liquidity may be affected.

The Fund anticipates that its portfolio turnover may, on occasion, exceed 100%. Turnover rates in excess of 100% generally result in higher transaction costs and a possible increase in short-term capital gains (or losses).

The Fund may invest in securities of companies with small to medium market capitalizations. While small companies may offer greater opportunities for capital growth than larger, more established companies, they also involve greater risk and should be considered speculative. Small to mid-sized companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their securities. Historically, these securities have fluctuated in price more than larger company securities, especially over the short-term.

The net asset value of the Fund's shares is based on the values of the securities it holds. The value of the stocks owned by the Fund changes on a daily basis. The current share price reflects the activities of individual companies as well as general market and economic conditions. In the short-term, stock prices can fluctuate dramatically in response to these factors. If the investor sells Fund shares when their value is less than the price the investor paid for them, the investor will lose money.

To the extent that the assets of the Fund are concentrated in securities of issuers in Japan, the value of the shares of the Fund may be more susceptible to a single economic, political or regulatory occurrence than shares of a Fund less concentrated in a single country.

Investor Profile
The Fund is generally a suitable investment if you are seeking long-term growth in markets outside of the U.S. and are willing to accept short-term foreign stock market fluctuations. The Fund invests for growth and generally does not pursue income producing securities.



As the inception date of the Fund is May 1, 2000, only limited historical performance data is available.

      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's cumulative returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

              Past One
                Year

     Class A   -28.16%*
     Class R   -24.67**

                                            Past One Past FivePast Ten
                                              Year     Years    Years

Morgan Stanley Capital International
  Pacific Free Index                         -25.78%   -4.08%    1.54%
Lipper Pacific Region Fund Average           -34.24    -2.52     5.85

* Period from May 1, 2000, date A shares first offered to the public, through December 31, 2000.
** Period from May 1, 2000, date R shares first offered to eligible purchasers, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                        1 Year  3 Years  5 Years 10 Years
---------------------------------------------------------
    Class A              $752   $1,324     N/A       N/A

    Class R               335    1,034     N/A       N/A
 You would  pay the  following  expenses  if you did not  redeem  your shares:

    Class A               752    1,324     N/A       N/A
    Class R               335    1,034     N/A       N/A

                             Fund Operating Expenses

                                     Class A   Class R
     Management Fees*...............   0.32%    0.18%
     12b-1 Fees.....................   0.25     0.56
     Other Expenses.................   1.53     1.61

       Total Fund Operating Expenses   2.10%    2.35%


     * The Manager has voluntarily agreed to waive a portion of its fee for the Fund. The Manager intends to continue the waiver and, if necessary, pay expenses normally payable by the Fund through the period ending February 28, 2002. The effect of the waiver is to reduce the Fund's annual operating expenses. The waiver will maintain a total level of operating expenses (expressed as a percent of average net assets attributable to a Class on an annualized basis) not to exceed:

                2.50% for Class A Shares
                3.00% for Class R Shares


INCOME-ORIENTED FUND

PRINCIPAL BOND FUND, INC.
The Fund seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

Main Strategies
The Fund invests in fixed-income securities. Generally, the Fund invests on a long-term basis but may make short-term investments. Longer maturities typically provide better yields but expose the Fund to the possibility of changes in the values of its securities as interest rates change. Generally, when interest rates fall, the price per share rises, and when rates rise, the price per share declines.

Under normal circumstances, the Fund invests at least 65% of its assets in:
o    debt securities and taxable municipal bonds;
     o rated, at the time of purchase, in one of the top four categories by S&P or Moody's; or
     o    if not rated, in the Manager's opinion are of comparable quality.
o similar Canadian, Provincial or Federal Government securities payable in U.S. dollars; and
o    securities issued or guaranteed by the U.S. Government or its agencies.

The rest of the Fund's assets may be invested in securities that may be convertible (may be exchanged for a fixed number of shares of common stock of the same issuer) or non-convertible including:
o    domestic and foreign debt securities;
o    preferred and common stock;
o    foreign government securities; and
o securities rated less than the four highest grades of S&P or Moody's but not lower BB- (S&P) or Ba3 (Moody's). Fixed income securities that are not investment grade are commonly referred to as junk bonds or high yield securities. These securities offer a potentially higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered speculative by the major credit rating agencies.


During the fiscal year ended October 31, 2000, the average ratings of this Fund's assets based on market value at each month-end, were as follows (all ratings are by Moody's):
    Aaa                       0.85%             Ba                       15.21%
    Aa                        3.44%             B                         1.20%
    A                        17.65%             CAA                       0.02%
    Baa                      61.63%
The above percentages for A and Baa rated securities include .34% and .10% of unrated securities which have been determined by the Manager to be of comparable quality.


Under unusual market or economic conditions, the Fund may invest up to 100% of its assets in cash and cash equivalents.

Main Risks
When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. In addition, the value of securities held by the Fund may be affected by factors such as credit rating of the entity that issued the bond and effective maturities of the bond. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and shorter maturity bonds.

Investor Profile
The Fund is generally a suitable investment if you are seeking monthly dividends to produce income or to be reinvested in additional Fund shares to help achieve modest growth objectives without accepting the risks of investing in common stocks. As with all mutual funds, if you sell your shares when their value is less than the price you paid, you will lose money.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1991    17.45
1992    8.61
1993    12.77
1994    -4.35
1995    22.28
1996    2.27
1997    10.96
1998    7.14
1999    -3.04
2000    7.82

The year-to-date return as of December 31, 2000 for Class A shares is 7.82% and for Class R shares is 7.23%.

The fund's highest/lowest quarterly returns during this time period were:

    Highest     8.54% (6-30-1995)
    Lowest     -4.06% (3-31-1994)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten
                 Year     Years   Years

     Class A     2.74%    3.89%    7.37%
     Class R     7.23     5.14*

                                             Past One Past FivePast Ten
                                               Year     Years   Years

Lehman Brothers BAA Corporate Index            7.41%    5.63%    8.69%
Lehman Brothers Aggregate Bond Index(1)       11.63     6.45     7.95
Lipper Corporate Debt BBB Rated Fund Average   7.99     5.26     8.27
Morningstar Intermediate-Term Bond Category    9.45     5.43     7.62

* Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through December 31, 2000.
(1) This index is now the benchmark against which the Fund measures its performance. The Manager and portfolio manager believe it better represents the universe of investment choices open to the Fund under its investment philosophy. The index formerly used is also shown.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                         1 Year  3 Years  5 Years 10 Years
 ---------------------------------------------------------
     Class A              $578     $796  $1,032    $1,708

     Class R               151      468     759     1,457
  You would  pay the  following  expenses  if you did not  redeem  your shares:

     Class A               578      796   1,032     1,708
     Class R               151      468     759     1,457

                             Fund Operating Expenses

                                     Class A   Class R
     Management Fees................   0.48%    0.48%
     12b-1 Fees.....................   0.26     0.54
     Other Expenses.................   0.32     0.46

       Total Fund Operating Expenses   1.06%    1.48%


INCOME-ORIENTED FUND

PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.
The Fund seeks a high level of current income, liquidity and safety of principal by purchasing obligations issued or guaranteed by the United States Government or its agencies, with emphasis on Government National Mortgage Association Certificates. The guarantees by the United States Government extends only to principal and interest. There are certain risks unique to GNMA Certificates.

Main Strategies
The Fund invests in U.S. Government securities, which include obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities. The Fund may invest in securities supported by:
o    full faith and credit of the U.S. Government (e.g. GNMA certificates); or
o    credit of the  instrumentality  (e.g. bonds issued by the Federal Home Loan
     Bank).
In addition, the Fund may invest in money market instruments.

The Fund invests in modified pass-through GNMA Certificates. GNMA Certificates are mortgage-backed securities representing an interest in a pool of mortgage loans. Various lenders make the loans which are then insured (by the Federal Housing Administration) or loans which are guaranteed (by Veterans Administration or Farmers Home Administration). The lender or other security issuer creates a pool of mortgages which it submits to GNMA for approval.

Owners of modified pass-through Certificates receive all interest and principal payments owed on the mortgages in the pool, regardless of whether or not the mortgagor has made the payment. Timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government.

Main Risks
Although some of the securities the Fund purchases are backed by the U.S. government and its agencies, shares of the Fund are not guaranteed. When interest rates fall, the value of the Fund's shares rises, and when rates rise, the value declines. Because of the fluctuation in values of the Fund's shares, if you sell your shares when their value is less than the price you paid, you will lose money.

U.S. Government securities do not involve the degree of credit risk associated with investments in lower quality fixed-income securities. As a result, the yields available from U.S. Government securities are generally lower than the yields available from many other fixed-income securities. Like other fixed-income securities, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of the Fund's securities do not effect interest income on securities already held by the Fund, but are reflected in the Fund's price per share. Since the magnitude of these fluctuations generally are greater at times when the Fund's average maturity is longer, under certain market conditions the Fund may invest in short-term investments yielding lower current income rather than investing in higher yielding longer term securities.

Mortgage-backed securities are subject to prepayment risk. Prepayments, unscheduled principal payments, may result from voluntary prepayment, refinancing or foreclosure of the underlying mortgage. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest and potentially increasing the volatility of the fund.

In addition, prepayments may cause losses on securities purchased at a premium (dollar amount by which the price of the bond exceeds its face value). At times, mortgage-backed securities may have higher than market interest rates and are purchased at a premium. Unscheduled prepayments are made at par and cause the Fund to experience a loss of some or all of the premium.

Investor Profile
The Fund is generally a suitable investment if you want monthly dividends to provide income or to be reinvested in additional Fund shares to produce growth and prefer to have the repayment of principal and interest on most of the securities in which the Fund invests to be backed by the U.S. Government or its agencies.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1991    16.83
1992    6.13
1993    9.16
1994    -4.89
1995    19.19
1996    3.85
1997    9.69
1998    7.19
1999    0.01
2000    10.90

The year-to-date return as of December 31, 2000 for Class A shares is 10.90% and for Class R shares is 10.28%.

The fund's highest/lowest quarterly returns during this time period were:

     Highest     6.38% (6-30-1995)
     Lowest     -4.38% (3-31-1994)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten
                 Year     Years   Years

     Class A     5.58%    5.22%    7.06%
     Class R    10.28     6.06*

                                             Past One Past FivePast Ten
                                               Year     Years   Years

Lehman Brothers GNMA Index                    11.11%    6.95%    7.92%
Lipper GNMA Fund Average                      10.41     5.90     7.13
Morningstar Intermediate Government
   Bond Category                              10.76     5.51     6.91

* Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through December 31, 2000.

                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                          1 Year  3 Years  5 Years 10 Years
-----------------------------------------------------------
      Class A              $566     $760    $970    $1,575

      Class R               143      443     712     1,336
   You would  pay the  following  expenses  if you did not  redeem  your shares:

      Class A               566      760     970     1,575
      Class R               143      443     712     1,336

                             Fund Operating Expenses

                                     Class A   Class R
     Management Fees................   0.46%    0.46%
     12b-1 Fees.....................   0.27     0.59
     Other Expenses.................   0.21     0.35

       Total Fund Operating Expenses   0.94%    1.40%


INCOME-ORIENTED FUND

PRINCIPAL HIGH YIELD FUND, INC.

The Fund seeks high current income primarily by purchasing high yielding, lower or non-rated fixed-income securities which are believed not to involve undue risk to income or principal. Capital growth is a secondary objective when consistent with the objective of high current income.

Main Strategies
The Fund invests in high yield, lower or unrated fixed-income securities. Fixed-income securities that are commonly known as "junk bonds" or high yield securities. These securities offer a higher yield than other, higher rated securities, but they carry a greater degree of risk and are considered to be speculative with respect to the issuer's ability to pay interest and repay principal.

The Fund invests its assets in securities rated Ba1 or lower by Moody's or BB+ or lower by S&P. The Fund may also invest in unrated securities which the Manager believes to be of comparable quality. The Fund does not invest in securities rated below Caa (Moody's) or below CCC (S&P) at the time of purchase. The SAI contains descriptions of the securities rating categories.


During the fiscal year ended October 31, 2000, the average ratings of the Fund's assets, based on market value at each month-end, were as follows (all ratings are by Moody's):
 0.89% in securities rated Baa          53.30% in securities rated B
 43.77% in securities rated Ba           1.85% in securities rated Caa
 0.12% in securities rated Ca            0.07% in securities rated D
The above percentage for securities rated Ba, B and D rated securities includes 2.89%, 2.52% and 0.08% respectively of unrated securities which have been determined by the Manager to be of comparable quality.


Main Risks
Investors assume special risks when investing in the Fund. Compared to higher rated securities, lower rated securities may:
o have a more volatile market value, generally reflecting specific events affecting the issuer;
o be subject to greater risk of loss of income and principal (issuers are generally not as financially secure);
o have a lower volume of trading, making it more difficult to value or sell the security; and
o be more susceptible to a change in value or liquidity based on adverse publicity and investor perception, whether or not based on factual analysis.

The market for higher-yielding, lower-rated securities has not been tested by an economic recession. An economic downturn may severely disrupt the market for these securities. This could cause financial stress to the issuer negatively affecting the issuer's ability to pay principal and interest. This may also negatively affect the value of the Fund's securities. In addition, if an issuer defaults the Fund may have additional expenses if it tries to recover the amounts due it.

Some securities the Fund buys have call provisions. A call provision allows the issuer of the security to redeem it before its maturity date. If a bond is called in a declining interest rate market, the Fund would have to replace it with a lower yielding security. This results in a decreased return for investors. In addition, in a rising interest rate market, a higher yielding security's value decreases. This is reflected in a lower share price for the Fund.

The Fund tries to minimize the risks of investing in lower rated securities by diversification, investment analysis and attention to current developments in interest rates and economics conditions. Although the Fund's Manager considers securities ratings when making investment decisions, it performs its own investment analysis. This analysis includes traditional security analysis considerations such as:
o    experience and managerial strength
o    changing financial condition
o    borrowing requirements or debt maturity schedules
o    responsiveness to changes in business conditions
o    relative value based on anticipated cash flow
o    earnings prospects

The Manager continuously monitors the issuers of the Fund's securities to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments. It also monitors each security to assure the security's liquidity so the Fund can meet requests for sales of Fund shares.

For defensive purposes, the Fund may invest in other securities. During periods of adverse market conditions, the Fund may invest in all types of money market instruments, higher rated fixed-income securities or any other fixed-income securities consistent with the temporary defensive strategy. The yield to maturity on these securities is generally lower than the yield to maturity on lower rated fixed-income securities.

Investor Profile
The Fund is generally a suitable investment if you are seeking monthly dividends to provide income or to be reinvested in Fund shares for growth. However, it is suitable only for that portion of your investments for which you are willing to accept potentially greater risk. You should carefully consider your ability to assume the risks of this Fund before making an investment and be prepared to maintain your investment in the Fund during periods of adverse market conditions. This Fund should not be relied on to meet short-term financial needs. As with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1991    28.74
1992    13.09
1993    12.10
1994    -0.65
1995    15.61
1996    12.54
1997    9.68
1998    -1.28
1999    0.97
2000    -6.96

The year-to-date return as of December 31, 2000 for Class A shares is -6.96% and for Class R shares is -7.81%.

The fund's highest/lowest quarterly returns during this time period were:

      Highest     9.75% (3-31-1991)
      Lowest     -6.52% (9-30-1998)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past FivePast Ten
                 Year     Years   Years

     Class A   -11.40%    1.76%    7.41%
     Class R    -7.81     1.66*

                                             Past One Past FivePast Ten
                                               Year     Years   Years

Lehman Brothers High Yield Composite Bond Index-5.86%   4.27%   11.16%
Lipper High Current Yield Fund Average        -8.38     3.51    10.07
Morningstar High Yield Bond Category          -9.12     3.25     9.98

* Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                           1 Year  3 Years  5 Years 10 Years
 -----------------------------------------------------------
       Class A              $615     $909  $1,225    $2,117
       Class R               205      634   1,022     1,939
   You would  pay the  following  expenses  if you did not  redeem  your shares:

       Class A               615      909   1,225     2,117
       Class R               205      634   1,022     1,939


                             Fund Operating Expenses

                                     Class A   Class R
     Management Fees................   0.60%    0.60%
     12b-1 Fees.....................   0.25     0.49
     Other Expenses.................   0.59     0.93

       Total Fund Operating Expenses   1.44%    2.02%


INCOME-ORIENTED FUND

PRINCIPAL LIMITED TERM BOND FUND, INC.
The Fund seeks a high level of current income consistent with a relatively high level of principal stability by investing in a portfolio of securities with a dollar weighted average maturity of five years or less.

Main Strategies
The Fund invests in high grade, short-term debt securities. Under normal circumstances, it invests at least 80% of its assets in:
o securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;
o debt securities of U.S. issuers rated in the three highest grades by S&P or Moody's; or
o if unrated, are of comparable quality in the opinion of the Sub-Advisor, Invista.

The rest of the Fund's assets are invested in securities in the fourth highest rating category or their equivalent. Securities in the fourth highest category are "investment grade." While they are considered to have adequate capacity to pay interest and repay principal, they do have speculative characteristics. Changes in economic and other conditions are more likely to impact the ability of the issuer to make principal and interest payments than is the case with higher rated securities.

Main Risks
The Fund may invest in corporate debt securities and mortgage-backed securities. When interest rates fall, the price of a bond rises and when interest rates rise, the price declines. In addition, the value of the corporate debt securities held by the Fund may be affected by factors such as credit rating of the entity that issued the bond and effective maturities of the bond. Lower quality and longer maturity bonds will be subject to greater credit risk and price fluctuations than higher quality and short maturity bonds.

Mortgage-backed securities are subject to prepayment risk. When interest rates decline, significant unscheduled prepayments may result. These prepayments must then be reinvested at lower rates. Prepayments may also shorten the effective maturities of these securities, especially during periods of declining interest rates. On the other hand, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to the risk of decline in market value in response to rising interest. This may increase the volatility of the Fund.

Under normal circumstances, the Fund maintains a dollar-weighted average maturity of not more than five years. In determining the average maturity of the Fund's assets, the maturity date of callable or prepayable securities may be adjusted to reflect Invista's judgment regarding the likelihood of the security being called or prepaid.

Under unusual market or economic conditions, for temporary defensive purposes the Fund may invest up to 100% of its assets in the cash or cash equivalents.

As with all mutual funds, the value of the Fund's assets may rise or fall. If you sell your shares when their value is less than the price you paid, you will lose money.

Investor Profile
The Fund is generally a suitable investment if you want monthly dividends to generate income or to reinvest for modest growth. You must be willing to accept some volatility in the value of your investment but do not want dramatic volatility.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1997    6.33
1998    6.70
1999    0.96
2000    8.67

The year-to-date return as of December 31, 2000 for Class A shares is 8.67% and for Class R shares is 8.10%.

The fund's highest/lowest quarterly returns during this time period were:

    Highest     2.99% (9-30-1998)
    Lowest     -0.49% (6-30-1999)


      Average annual total returns for the period ending December 31, 2000

This table shows how the Fund's average annual returns compare with those of a broad-based securities market index and an index of funds with similar investment objectives.

               Past One Past Five
                 Year     Years

     Class A     7.09%    5.33%*
     Class R     8.10     5.15**

                                                  Past One Past FivePast Ten
                                                    Year     Years   Years

Lehman Brothers Intermediate
   Government/Corporate Index                      10.12%    6.11%    7.35%
Lipper Short-Intermediate Investment Grade Debt
   Fund Average                                     8.27     5.38     6.58
Morningstar Short-Term Bond Category                8.14     5.43     6.52

* Period from February 29, 1996, date A shares first offered to the public, through December 31, 2000.
** Period from February 29, 1996, date R shares first offered to eligible purchasers, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                          1 Year  3 Years  5 Years 10 Years
 ----------------------------------------------------------
      Class A              $270     $525    $800    $1,583

      Class R               197      609     963     1,735
   You would  pay the  following  expenses  if you did not  redeem  your shares:

      Class A               270      525     800     1,583
      Class R               197      609     963     1,735


                             Fund Operating Expenses



                                     Class A   Class R
     Management Fees................   0.29%    0.15%
     12b-1 Fees.....................   0.15     0.73
     Other Expenses.................   0.55     0.71

       Total Fund Operating Expenses   0.99%    1.59%


MONEY MARKET FUND

PRINCIPAL CASH MANAGEMENT FUND, INC.
The Fund seeks as high a level of income available from short-term securities as is considered consistent with preservation of principal and maintenance of liquidity by investing in a portfolio of money market instruments.

Main Strategies
The Fund invests its assets in a portfolio of money market instruments. The investments are U.S. dollar denominated securities which the Manager believes present minimal credit risks. At the time the Fund purchases each security, it is an "eligible security" as defined in the regulations issued under the Investment Company Act of 1940.

The Fund maintains a dollar weighted average portfolio maturity of 90 days or less. It intends to hold its investments until maturity. However, the Fund may sell a security before it matures:
o    to take advantage of market variations;
o    to generate cash to cover sales of Fund shares by its shareholders; or
o    upon revised credit opinions of the security's issuer.
The sale of a security by the Fund before maturity may not be in the best interest of the Fund. The Fund does have an ability to borrow money to cover the sale of Fund shares. The sale of portfolio securities is usually a taxable event.

It is the policy of the Fund to be as fully invested as possible to maximize current income. Securities in which the Fund invests include:
o Government securities which are issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds.
o U.S. Government agency securities which are issued or guaranteed by agencies or instrumentalities of the U.S. Government. These are backed either by the full faith and credit of the U.S. Government or by the credit of the particular agency or instrumentality.
o    bank obligations consisting of:
     o certificates of deposit which generally are negotiable certificates against funds deposited in a commercial bank; or
     o bankers acceptances which are time drafts drawn on a commercial bank, usually in connection with international commercial transactions.
o commercial paper which is short-term promissory notes issued by U.S. or foreign corporations primarily to finance short-term credit needs.
o short-term corporate debt consisting of notes, bonds or debentures which at the time of purchase by the Fund has 397 days or less remaining to maturity.
o repurchase agreements under which securities are purchased with an agreement by the seller to repurchase the security at the same price plus interest at a specified rate. Generally these have a short maturity (less than a week) but may also have a longer maturity.
o taxable municipal obligations which are short-term obligations issued or guaranteed by state and municipal issuers which generate taxable income.

Main Risks
As with all mutual funds, the value of the Fund's assets may rise or fall. Although the Fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the Fund if you sell your shares when their value is less than the price you paid. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Investor Profile
The Fund is generally a suitable investment if you are seeking monthly dividends to produce income without incurring much principal risk or your short-term needs.



The Fund's past performance is not predictive of future performance. The bar chart and tables provide some indication of the risks of investing in the Fund by showing changes in the Fund's Class A share performance from year to year.


                              Annual Total Returns

1991    5.80
1992    3.38
1993    2.63
1994    3.77
1995    5.44
1996    4.96
1997    4.88
1998    5.15
1999    4.63
2000    5.89

The 7-day yield for the period ended December 31, 2000 for Class A shares is 5.94% and for Class R shares is 5.55%. To obtain the Fund's current yield information, please call 1-800-247-4123.


      Average annual total returns for the period ending December 31, 2000


This table shows the Fund's average annual returns over the periods indicated.

               Past One Past FivePast Ten
                 Year     Years   Years

     Class A     5.89%    5.15%    4.69%
     Class R     5.41     4.72*

     * Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through December 31, 2000.


                                    Examples

The Examples assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your cost would be:

                          1 Year  3 Years  5 Years 10 Years
 ----------------------------------------------------------
      Class A              $ 72    $224      $390   $  871
      Class R               117     365       580    1,052
   You would  pay the  following  expenses  if you did not  redeem  your shares:

      Class A                72     224       390      871
      Class R               117     365       580    1,052

                             Fund Operating Expenses

                                     Class A   Class R
     Management Fees................   0.43%    0.43%
     12b-1 Fees.....................   None     0.44
     Other Expenses.................   0.27     0.28

       Total Fund Operating Expenses   0.70%    1.15%


THE COSTS OF INVESTING

Fees and Expenses of the Funds

This table describes the fees and expenses that you may pay if you buy and hold shares of a Fund.

                                Shareholder Fees
                    (fees paid directly from your investment)


            Maximum Sales Load Imposed                             Contingent
          on Purchases of Class R shares   Redemption   Exchange  Deferred Sales
 Fund  (as a percentage of offering price)    Fee*        Fee         Charge

All Funds            None                     None        None         None

* A wire charge of $6.00 will be deducted for all wire transfers.

Fees and expenses are important because they lower your earnings. However, low costs do not guarantee higher earnings. For example, a fund with no front-end sales charge may have higher ongoing expenses than a fund with such a sales charge. Before investing, you should be sure you understand the nature of different costs. Your Registered Representative can help you with this process.

Class R shares of the Principal Mutual Funds are sold without a front-end sales charge and do not have a contingent deferred sales charge. There is no sales charge on shares of any of the Funds purchased with reinvested dividends or other distributions.

Class R shares automatically convert into Class A shares (based on share prices, not numbers of shares) 49 months after purchase. Class R shares provide you the benefit of putting all your dollars to work from the time of investment, but (until conversion) have higher ongoing fees and lower dividends than Class A shares.

Only Class R shares are offered in this prospectus. Class A shares are only described because Class R shares convert to Class A shares. Orders for Class R shares of $500,000 or more are treated as orders for Class A shares (unless you include a written instruction that the order should be treated as an order for Class R shares.)

Class A shares of the Cash Management Fund are sold without a sales charge. Class A shares of the other Funds are sold with a sales charge that is a variable percentage based on the amount of the purchase. This table shows the sales charge for those funds which is based on the amount of your purchase.

                                    All Funds (Except
                                LargeCap Stock Index and     LargeCap Stock Index and
                                Limited Term Bond Funds)      Limited Term Bond Funds           Dealers Allowance as
                                  Sales Charge as % of:        Sales Charge as % of:             % of Offering Price

                                                                                         All Funds Except     LargeCap Stock
                                  Offering    Net Amount      Offering    Net Amount   LargeCap Stock Index  Index and Limited
         Amount invested            Price      Invested         Price      Invested    and Limited Term Bond  Term Bond Funds

   Less than $50,000                4.75%       4.99%          1.50%        1.52%               4.00%             1.25%
   $50,000 but less than $100,000   4.25%       4.44%          1.25%        1.27%               3.75%             1.00%
   $100,000 but less than $250,000  3.75%       3.90%          1.00%        1.10%               3.25%             0.75%
   $250,000 but less than $500,000  2.50%       2.56%          0.75%        0.76%               2.00%             0.50%
   $500,000 but less than $1,000,0001.50%       1.52%          0.50%        0.50%               1.25%             0.25%
   $1,000,000 or more               0           0              0            0                   0.75%             0.25%

The front-end sales charge is waived on an investment of $1 million or more in Class A shares. There may be a CDSC on shares sold within 18 months of the purchase date. The CDSC does not apply to shares purchased with reinvested dividends or other distributions. The CDSC is calculated as 0.75% (0.25% for the LargeCap Stock Index and Limited Term Bond Funds) of the lesser of the current market value or the initial purchase price of the shares sold. The CDSC is waived on shares sold to fund a Principal Mutual Fund 401(a) or Principal Mutual Fund 401(k) retirement plan, except redemptions which are the result of termination of the plan or transfer of plan assets.

The CDSC is also waived on shares sold:
o    to satisfy IRS minimum distribution rules
o using a periodic withdrawal plan. (You may sell up to 10% of the value of the shares (as of December 31 of the prior year) subject to a CDSC without paying the CDSC.)

In the case of selling some but not all of the shares in an account, the shares not subject to a sales charge are redeemed first. Other shares are redeemed in the order purchased (first in, first out). Shares subject to the CDSC which are exchanged into another Principal Mutual Fund continue to be subject to the CDSC until the CDSC expires.

Broker-dealers that sell Principal Mutual Funds are paid a certain percentage of the sales charge in exchange for their services. At the option of Princor Financial Services Corporation ("Princor"), the amount paid to a dealer may be more or less than that shown in the chart above. The amount paid depends on the services provided. Amounts paid to dealers on purchases without an front-end sales charge are determined by and paid for by Princor.

SALES CHARGE WAIVER OR REDUCTION

Class A shares of the Funds may be purchased without a sales charge or at a reduced sales charge. The Funds reserve the right to change or stop offering shares in this manner at any time for new accounts and with 60 days notice to shareholders of existing accounts.


Waiver of sales charge. A Fund's Class A shares may be purchased without a sales charge:
o by its Directors, Principal Life and its subsidiaries and affiliates, and their employees, officers, directors (active or retired), brokers or agents. This also includes their immediate family members (spouses, children (regardless of age) and parents) and trusts for the benefit of these individuals;
o    by the Principal Employees' Credit Union;
o by non-ERISA clients of Invista Capital Management LLC, Principal Capital Management LLC and Principal Capital Income Investors LLC;
o by any employee or Registered Representative (and their employees) of an authorized broker-dealer;
o through a "wrap account" offered by Princor or through broker-dealers, investment advisors and other financial institutions that have entered into an agreement with Princor which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or similar program under which clients pay a fee to the broker-dealer, investment advisor or financial institution;
o by unit investment trusts sponsored by Principal Life Insurance Company and/or its subsidiaries or affiliates;
o to the extent the purchase proceeds represent a distribution from a terminating 401 (a) plan if (a) such purchase is made through a representative of Princor Financial Services Corporation which is a home office employee of Principal Life Insurance Company and the purchase proceeds represent a distribution from a terminating 401 (a) plan administered by Principal Life Insurance Company or any of its affiliates, or (b) the employer or plan trustee has entered into a written agreement with Princor permitting the group solicitation of active employees/ plan participants. Such purchases are subject to the CDSC which applies to purchases of $1 million or more as described above; and
o to fund non-qualified plans administered by Principal Life pursuant to a written service agreement.


Class A shares may also be purchased without a sales charge if your Registered Representative has recently become affiliated with a broker-dealer authorized to sell shares of the Principal Mutual Funds. The following conditions must be met:
o your purchase of Class A shares must take place within the first 180 days of your Registered Representative's affiliation with the authorized broker-dealer;
o your investments must represent the sales proceeds from other mutual fund shares (you must have paid a front-end sales charge or a CDSC) and the sale must occur within the 180 day period; and
o you must indicate on your Principal Mutual Fund application that you are eligible for waiver of the front-end sales charge.
o    You must send Princor either:
     o the check for the sales proceeds (endorsed to Principal Mutual Funds) or
     o a copy of the confirmation statement from the other mutual fund showing the sale transaction. If you place your order to buy Principal Mutual Fund shares on the telephone, you must send us a copy of the confirmation within 21 days of placing the order. If we do not receive the confirmation within 21 days, we will sell enough of your Class A shares to pay the sales charge that otherwise would have been charged.

NOTE:Please be aware that the sale of your other mutual funds shares may be subject to federal (and state) income taxes. In addition, you may pay a surrender charge to the other mutual fund.

Ongoing fees. Each Fund pays ongoing fees to its Manager, Underwriter and others who provide services to the Fund. They reduce the value of each share you own.

Distribution (12b-1) Fees
Each of the Funds (except the Cash Management Fund for Class A shares) has adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. Under the Plan, the Fund pays a fee to Princor based on the average daily net asset value of the Fund. These ongoing fees pay expenses relating to distribution fees for the sale of Fund shares and for services provided by Princor and other selling dealers to shareholders. Because they are ongoing fees, over time they may exceed other types of sales charges.

The maximum 12b-1 fees that may be paid by the Funds on an annual basis are:
o    Class R shares (except LargeCap Stock Index Fund)                    0.75%
o    Class R shares of the LargeCap Stock Index Fund                      0.65%
o    Class A shares (except Cash Management, LargeCap Stock Index
     and Limited Term Bond Funds)                                         0.25%
o    Class A shares of the LargeCap Stock Index and
     Limited Term Bond Funds                                              0.15%

CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS

The Statement of Additional Information (SAI) contains additional information about investment strategies and their related risks.


Securities and Investment Practices
Equity securities include common stocks, preferred stocks, depositary receipts, convertible securities, rights and warrants. Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company's financial condition and on overall market and economic conditions. Smaller companies are especially sensitive to these factors.


Fixed income securities include bonds and other debt instruments that are used by issuers to borrow money from investors. The issuer generally pays the investor a fixed, variable or floating rate of interest. The amount borrowed must be repaid at maturity. Some debt securities, such as zero coupon bonds, do not pay current interest, but are sold at a discount from their face values.

Debt securities are sensitive to changes in interest rates. In general, bond prices rise when interest rates fall and fall when interest rates rise. Longer term bonds and zero coupon bonds are generally more sensitive to interest rate changes.

Bond prices are also affected by the credit quality of the issuer. Investment grade debt securities are medium and high quality securities. Some bonds, such as "junk" bonds, may have speculative characteristics and may be particularly sensitive to economic conditions and the financial condition of the issuers.

Repurchase Agreements and Loaned Securities
Each of the Funds may invest a portion of its assets in repurchase agreements. Repurchase agreements typically involve the purchase of debt securities from a financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price on a specific date. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation while the Fund holds the security. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. To minimize such risks, the Fund enters into repurchase agreements only with large, well-capitalized and well-established financial institutions. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest.

Each  of  the  Funds  may  lend  its  portfolio   securities   to   unaffiliated
broker-dealers and other unaffiliated qualified financial institutions.


Currency Contracts
The International Growth-Oriented, Partners Equity Growth, Partners LargeCap Growth and Partners MidCap Growth Funds may each enter into forward currency contracts, currency futures contracts and options, and options on currencies for hedging and other non-speculative purposes. In addition, the European Equity and Pacific Basin Funds each may invest a limited percentage of its assets in such contracts for speculative purposes. A forward currency contract involves a privately negotiated obligation to purchase or sell a specific currency at a future date at a price set in the contract. A Fund will not hedge currency exposure to an extent greater than the aggregate market value of the securities held or to be purchased by the Fund (denominated or generally quoted or currently convertible into the currency).


Hedging is a technique used in an attempt to reduce risk. If a Fund's Sub-Advisor hedges market conditions incorrectly or employs a strategy that does not correlate well with the Fund's investment, these techniques could result in a loss, regardless of whether the intent was to reduce risk or to increase return. These techniques may increase the volatility of a Fund and may involve a small investment of cash relative to the magnitude of the risk assumed. In addition, these techniques could result in a loss if the other party to the transaction does not perform as promised. Additionally, there is the risk of government action through exchange controls that would restrict the ability of the Fund to deliver or receive currency.


Forward Commitments
Each of the  Income-Oriented  Funds and the Balanced,  European Equity,  Pacific
Basin and Partners Equity Growth Funds may enter into forward commitment agreements. These agreements call for the Fund to purchase or sell a security on a future date at a fixed price. Each of these Funds may also enter into contracts to sell its investments either on demand or at a specific interval.


Warrants
Each of the Funds (except Cash Management and Government Securities Income) may invest up to 5% of its assets in warrants. Up to 2% of a Fund's assets may be invested in warrants which are not listed on either the New York or American Stock Exchanges.

Risks of High Yield Securities
The Balanced, Bond, and High Yield Funds may, to varying degrees, invest in debt securities rated lower than BBB by S&P or Baa by Moody's or, if not rated, determined to be of equivalent quality by the Manager. Such securities are sometimes referred to as high yield or "junk bonds" and are considered speculative.

Investment in high yield bonds involves special risks in addition to the risks associated with investment in high rated debt securities. High yield bonds may be regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Moreover, such securities may, under certain circumstances, be less liquid than higher rated debt securities.

Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities. The ability of a Fund to achieve its investment objective may, to the extent of its investment in high yield bonds, be more dependent on such creditworthiness analysis than would be the case if the Fund were investing in higher quality bonds.

High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade bonds. The prices of high yield bonds have been found to be less sensitive to interest rate changes than more highly rated investments, but more sensitive to adverse economic downturns or individual corporate developments. If the issuer of high yield bonds defaults, a Fund may incur additional expenses to seek recovery.

The secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Fund could sell a high yield bond and could adversely affect and cause large fluctuations in the daily price of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of high yield bonds, especially in a thinly traded market.

The use of credit ratings for evaluating high yield bonds also involves certain risks. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to change credit ratings in a timely manner to reflect subsequent events. If a credit rating agency changes the rating of a portfolio security held by a Fund, the Fund may retain the security if the Manager thinks it is in the best interest of shareholders.

Derivatives
To the extent permitted by its investment objectives and policies, each Fund may invest in securities that are commonly referred to as derivative securities. Generally, a derivative is a financial arrangement, the value of which is derived from, or based on, a traditional security, asset, or market index. Certain derivative securities are described more accurately as index/structured securities. Index/structured securities are derivative securities whose value or performance is linked to other equity securities (such as depositary receipts), currencies, interest rates, indices or other financial indicators (reference indices).

Some derivatives, such as mortgage-related and other asset-backed securities, are in many respects like any other investment, although they may be more volatile or less liquid than more traditional debt securities.

There are many different types of derivatives and many different ways to use them. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, security prices, or currency exchange rated and for cash management purposes as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities.

No Fund may invest in a derivative security unless the reference index or the instrument to which it relates is an eligible investment for the Fund. For example, a security whose underlying value is linked to the price of oil would not be a permissible investment because the Funds may not invest in oil leases or futures.

The return on a derivative security may increase or decrease, depending upon changes in the reference index or instrument to which it relates. The risks associated with derivative investment include:
o the risk that the underlying security, interest rate, market index or other financial asset will not move in the direction the Sub-Advisor anticipated;
o the possibility that there may be no liquid secondary market which may make it difficult or impossible to close out a position when desired;
o the risk that adverse price movements in an instrument an result in a loss substantially greater than a Fund's initial investment; and
o    the counterparty may fail to perform its obligations.

Foreign Securities
Each of the following Funds may invest in securities of foreign companies. For the purpose of this restriction, foreign companies are:
o companies with their principal place of business or principal office outside the U.S.; and
o companies for which the principal securities trading market is outside the U.S.


Each Fund may invest its assets in foreign securities to the indicated percentage of its assets:
o European Equity, International, International Emerging Markets, International SmallCap and Pacific Basin Funds - 100%;
o    Partners  Equity Growth  Partners  LargeCap  Growth and Real Estate Funds -
     25%;
o Balanced, Blue Chip, Bond, Capital Value, Growth, High Yield, Limited Term Bond, MidCap, SmallCap and Utilities Funds - 20%; and
o    LargeCap Stock Index and Partners MidCap Growth Funds - 10%.


The Cash Management Fund does not invest in foreign securities other than those that are U.S. dollar denominated. All principal and interest payments for the security are payable in U.S. dollars. The interest rate, the principal amount to be repaid and the timing of payments related to the security do not vary or float with the value of a foreign currency, the rate of interest on foreign currency borrowings or with any other interest rate or index expressed in a currency other than U.S. dollars.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets are not invested and are earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to Fund investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

A Fund may choose to invest in a foreign company by purchasing depositary receipts. Depositary receipts are certificates of ownership of shares in a foreign based issuer held by a bank or other financial institution. They are alternatives to purchasing the underlying security but are subject to the foreign securities to which they relate.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include:
o    increased social, political and economic instability;
o a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
o lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
o foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
o    relatively new capital market structure or market-oriented economy;
o the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
o restrictions that may make it difficult or impossible for the fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
o possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Securities of Smaller Companies
The Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than larger companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Unseasoned Issuers
The Funds may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history which can be used for evaluating the companies growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the companies management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.


Temporary Defensive Measures
For temporary defensive purposes in times of unusual or adverse market conditions, the Funds may invest without limit in cash and cash equivalents. For this purpose, cash equivalents include: bank certificates of deposit, bank acceptances, repurchase agreements, commercial paper, and commercial paper master notes which are floating rate debt instruments without a fixed maturity. In addition, a Fund may purchase U.S. Government securities, preferred stocks and debt securities, whether or not convertible into or carrying rights for common stock.

There is no limit to the extent which a Fund may take temporary defensive measures. In taking such measures, a Fund may fail to achieve its investment objective.


Portfolio Turnover
"Portfolio Turnover" is the term used in the industry for measuring the amount of trading that occurs in a Fund's portfolio during the year. For example, a 100% turnover rate means that on average every security in the portfolio has been replaced once during the year. Funds with high turnover rates (more than 100%) often have higher transaction costs (which are paid by the Fund) and may generate short-term capital gains (on which you pay taxes even if you don't sell any of your shares during the year).


No turnover rate can be calculated for the Cash Management Fund because of the short maturities of the securities in which it invests. Turnover rates for each of the other Funds may be found in the Fund's Financial Highlights table.


Please consider all the factors when you compare the turnover rates of different funds. A fund with consistently higher total returns and higher turnover rates than another fund may actually be achieving better performance precisely because the managers are active traders. You should also be aware that the "total return" line in the Financial Highlights already includes portfolio turnover costs.


MANAGEMENT, ORGANIZATION AND CAPITAL STRUCTURE

The Manager
Principal Management Corporation serves as the manager for the Principal Mutual Funds. In its handling of the business affairs of each Fund, the Manager provides clerical, recordkeeping and bookkeeping services, and keeps the financial and accounting records required for the Funds. In addition, the Manager is responsible for the portfolio management functions for certain Funds. The individuals responsible for the day-to-day management of those Funds are shown below:

                                Day-to-day
           Funds                Fund Management                   Manager Since

Bond                            William Armstrong                  July 2000
                                Lisa Stange                        July 2000

Cash Management                 Michael Johnson                    March 1983
                                Alice Robertson                    June 1999

High Yield                      Mark Denkinger                     November 1993
                                Scott Bennett                      April 1998

Real Estate                     Kelly Rush                         December 1997


                          Portfolio Manager Experience

William C. Armstrong, CFA. Mr. Armstrong leads the multi-sector/core portfolio management group for PCII's stable value division. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.

Scott Bennett, CFA. Mr. Bennett has been with the Principal Financial Group since 1988. He holds an MBA and a BA from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Mark P. Denkinger, CFA. Mr. Denkinger joined the Principal Financial Group in 1990. He holds an MBA and BA in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Michael R. Johnson. Mr. Johnson joined the Principal Financial Group in 1982 and took his current position of directing securities trading in 1994. His responsibilities include managing the fixed-income trading operations and several short-term money market accounts for a company of the Principal Financial Group. He earned his Bachelor's degree in Finance from Iowa State University.

Alice Robertson. Ms. Robertson joined the Principal Financial Group in 1990 as a credit analyst and moved to her current position as trader on the corporate fixed-income trading desk in 1993. Previously Ms. Robertson was an assistant vice-president/commercial paper analyst with Duff & Phelps Credit Company. Ms. Robertson earned her Master's degree in Finance and Marketing from DePaul University and her Bachelor's degree in Economics from Northwestern University.

Kelly D. Rush, CFA. Mr. Rush directs the Real Estate Investment Trust (REIT) activity for a company of the Principal Financial Group. He has been with the Principal Financial Group since 1987 and has been dedicated to public real estate investments since 1995. His experience includes the structuring of public real estate transactions that included commercial mortgage loans and the issuance of unsecured bonds. He received his Master's degree and Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Lisa A. Stange, CFA. Ms. Stange is a portfolio management team leader at PCII. She is responsible for multi-sector fixed income portfolios encompassing a broad array of corporate, mortgage-backed, commercial mortgage-backed and asset-backed securities, as well as private and syndicated debt instruments. She is a co-manager of U.S. corporate and global credit portfolios, and integrally involved in portfolio sector allocation and relative value analysis. She joined the Principal Financial Group in 1989. She received her MBA and BA, both in Finance, from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.

The Manager is an indirect subsidiary of Principal Financial Services, Inc. and has managed mutual funds since 1969. As of December 31, 2000, the funds it managed had assets of approximately $6.6 billion. The Manager's address is Principal Financial Group, Des Moines, Iowa 50392-0200.

The Sub-Advisors

The Manager has signed sub-advisory agreements with various Sub-Advisors for portfolio management functions for certain Funds. The Manager compensates the Sub-Advisor for its services as provided in the sub-advisory agreement. The individuals responsible for the day-to-day management of those Funds are shown below:

Sub-Advisor:      Invista,  an indirectly  wholly-owned  subsidiary of Principal
                  Life Insurance Company and an affiliate of the Manager, was founded in 1985. It manages investments for institutional investors, including Principal Life. Assets under management as of December 31, 2000 were approximately $27.4 billion.
                  Invista's  address is 1800 Hub Tower, 699 Walnut,  Des Moines,
                  Iowa 50309.

                                           Day-to-day
           Funds                           Fund Management                    Manager Since

Balanced                                   Douglas Herold                     January 2001
                                           Dirk Laschanzky                    January 2001
                                           Mary Sunderland                    January 2000

Blue Chip                                  Scott Opsal                        January 2001

Capital Value                              John Pihlblad                      January 2001

Growth                                     Mary Sunderland                    January 2000

International                              Kurtis D. Spieler                  March 2000

International Emerging Markets             Michael Marusiak                   February 2001
                                           Michael Reynal                     February 2001

International SmallCap                     Darren K. Sleister                 May 1997

LargeCap Stock Index                       Robert Baur                        March 2000
                                           Rhonda VanderBeek                  March 2000

MidCap                                     K. William Nolin                   February 2000

SmallCap                                   John F. McClain                    December 1997
                                           Tom Morabito                       October 2000

Utilities                                  Catherine A. Zaharis               April 1993

                     Portfolio Manager Experience

Robert Baur, Ph.D. Dr. Baur joined Invista in 1995 after serving as a professor of finance and economics at Drake University and Grand View College. He received his Bachelor's degree in Mathematics and his Ph.D. in Economics from Iowa State University. Dr. Baur also did post-doctoral studies in finance and economics at the University of Minnesota.

Douglas Herold, CFA. Mr. Herold is a portfolio manager at Invista specializing in equity research and the management of broad market value portfolios. He also serves as a member of Invista's global consumer staples research team. Prior to joining Invista in 1993, he was an investment officer at Bankers Trust Company for ten years. He received an MBA from Drake University and a BS in Business from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.

Dirk Laschanzky, CFA. As a portfolio manager at Invista, Mr. Laschanzky is responsible for asset allocation and provides advice to clients concerning their portfolios across all asset classes. Prior to joining Invista in 1997, he was a portfolio manager and analyst for over seven years at AMR Investment Services where he managed short-term money market funds and was responsible for American Airlines' pension plan investment management. He also served as a financial analyst for American Airlines. He received an MBA and BA, both in Finance, from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Michael A. Marusiak. Mr. Marusiak joined Invista in 2000, specializing in the international emerging markets sector. Prior to joining Invista, he was an analyst on Trust Company of the West's global fund management team. He also worked with SBC Warburg of London as a research analyst responsible for Eastern Europe, the Middle East and Africa. He earned an MIA in International Finance from the Columbia University School of International and Public Affairs and a BA in Business Administration and Finance from Simon Fraser University of Burnaby, Canada.

John McClain. Mr. McClain is a portfolio manager for small company and medium company growth products. He joined Invista in 1990. Previously, he was an investment executive with Paine Webber. He earned an MBA from Indiana University and a BBA in Economics from the University of Iowa.

Tom Morabito, CFA. Mr. Morabito joined Invista in 2000 as the lead small-cap value portfolio manager. He has more than 12 years of analytical and portfolio management expertise. Since 1994, Mr. Morabito was a manager for Invesco
Management & Research. He received his MBA in Finance from Northeastern University and his Bachelor's degree in Economics from State University of New York. He has earned the right to use the Chartered Financial Analyst designation.

K. William Nolin, CFA. Mr. Nolin has managed the domestic mid-cap products since 1999. His expertise is grounded in the telecommunications, media & entertainment, lodging and consumer non-durables sectors. Mr. Nolin joined the Principal Financial Group in 1993 as an investment credit analyst. He earned his MBA from the Yale School of Management and his Bachelor's degree in Finance from the University of Iowa. He has earned the right to use the Chartered Financial Analyst designation.

Scott D. Opsal, CFA. Mr. Opsal is Chief Investment Officer of Invista and has been with the organization since 1993. He holds an MBA from the University of Minnesota and a BS from Drake University. He has earned the right to use the Chartered Financial Analyst designation.

John Pihlblad, CFA. Mr. Pihlblad is director of quantitative portfolio management for Invista. He has over 24 years experience in creating and managing quantitative investment systems. Prior to joining Invista in 2000, Mr. Pihlblad was a partner and co-founder of GlobeFlex Capital in San Diego where he was responsible for the development and implementation of the investment process for both domestic and international products. He received his BA from Westminster College. He has earned the right to use the Chartered Financial Analyst designation.

Michael L. Reynal. Mr. Reynal joined Invista in 2001, specializing in the international emerging markets sector. Prior to joining Invista, he was responsible for equity investments in Latin America, the Mediterranean and the Balkans while at Wafra Investment Advisory Group, Inc. in New York. He also spent four years with Paribas Capital Markets in New York as the head of the equity trading desk, and three years with Barclays do Zoete Weed in London, focusing on Latin American equity trading. He received an MBA from the Amos Tuck School at Dartmouth College in New Hampshire, a BA/MA in History from Christ's College at Cambridge University in England and a BA in History from Middlebuy College in Vermont.

Darren K. Sleister, CFA. Mr. Sleister is a portfolio manager specializing in the management of international equity portfolios. Mr. Sleister joined Invista in 1993. He received his MBA in Investment and Corporate Finances from the University of Iowa and his Bachelor's degree in communications from Central College. He has earned the right to use the Chartered Financial Analyst designation.

Kurtis D. Spieler, CFA. Mr. Spieler is a portfolio manager specializing in the management of international equity portfolios. He joined the Principal Financial Group in 1987 in the Treasury operation as a securities analyst and moved to Invista in 1991. Mr. Spieler received his MBA from Drake University and his BBA in Accounting from Iowa State University. He has earned the right to use the Chartered Financial Analyst designation.

Mary Sunderland, CFA. Prior to joining Invista Capital Management in 1999, Ms. Sunderland managed growth and technology portfolios for Skandia Asset Management for 10 years. She holds an MBA in Finance from Columbia University Graduate School of Business and an undergraduate degree from Northwestern University. She has earned the right to use the Chartered Financial Analyst designation.

Rhonda VanderBeek. Ms. VanderBeek directs trading operations for Invista index accounts. She joined the Principal Financial Group in 1983 as a trading statistical clerk and moved to Invista in 1992. Ms. VanderBeek has extensive experience trading both domestic and international securities.

Catherine A. Zaharis, CFA. Ms. Zaharis directs portfolio management for the Invista value team and leads the value research group. She joined Invista in 1985. Ms. Zaharis received her MBA from Drake University and her BBA in Finance from the University of Iowa. She has earned the right to use the Chartered Financial Analyst designation.

Sub-Advisor:      PCII, an indirect  wholly-owned  subsidiary of Principal  Life
                  Insurance Company and an affiliate of the Manager, was founded in 2000. It manages  investments for institutional  investors, including  Principal  Life  Insurance  Company.  Assets  under management  as of December 31, 2000 were  approximately  $33.2 billion.  PCII's  address is 1800 Hub Tower,  699 Walnut,  Des
                  Moines, Iowa 50309.

                                      Day-to-day
           Funds                      Fund Management             Manager Since

Balanced                              William Armstrong           September 2000

Government Securities Income          Martin J. Schafer           May 1985
                                      Kelly Alexander             May 1993

Limited Term Bond                     Martin J. Schafer           February 1996


                          Portfolio Manager Experience

Kelly Alexander. Ms. Alexander shares management responsibility for nine fixed-income portfolios at PCII. Before assuming her current position, she had similar responsibilities with Invista from 1992 to 2000. She joined the Principal Financial Group in 1983 to develop the mortgage-backed securities trading department. Her experience includes hedging, securitization, product development and portfolio management as well as the risk management in the residential mortgage area.

William C. Armstrong, CFA. Mr. Armstrong leads the multi-sector/core portfolio management group for PCII's stable value division. Mr. Armstrong has been with the Principal Financial Group since 1992. He earned his Master's degree from the University of Iowa and his Bachelor's degree from Kearney State College. He has earned the right to use the Chartered Financial Analyst designation.

Martin J. Schafer. Mr. Schafer is a portfolio manager for PCII specializing in the management of mortgage-backed securities utilizing an active, total return approach. He joined the Principal Financial Group in 1977. He holds a BBA in Accounting and Finance from the University of Iowa.

Sub-Advisor:      BT  is a  related  company  of  BT  Funds  Management  Limited
                  ("BTFM") and a member of the Principal Financial Group. Its address is The Chifley Tower, 2 Chifley Square, Sydney NSW
                  2000 Australia.  As of December 31, 2000, BT had approximately
                  $22.7 billion under management.

                                Day-to-day
                Funds           Fund Management                   Manager Since

     European Equity            Crispin Murray                     May 2000

     Pacific Basin              Dean Cashman                       May 2000

                          Portfolio Manager Experience

Dean Cashman. Mr. Cashman is Executive Vice President of BT and serves as head of Japanese equities. He joined BT in 1988, initially involved in the Liquids and Fixed-Income Group, but moved to the European equity group in 1989 specializing in the Latin Block countries including France, Italy and Spain. He started working on Japanese equities at the end of 1991 and in 1993 took over responsibility for investing institutional Japanese investments and managing research. In 1996 he was given responsibility for all Japanese equities research and investment as well as institutional Pacific Basin mandates. Mr. Cashman received a degree in Economics from the University of Queensland.

Crispin Murray. Mr. Murray is Executive Vice President of BT having joined BT in 1994 as an investment analyst focusing on European equities covering banks, telecommunications, telecommunication equipment and media. In 1998, he became head of European Equities. Prior to joining BT, Mr. Murray worked for Equitable Life Assurance Society in the UK as a bond and currency analyst. He received an Honours degree in Economics and Human Geography from Reading University in the UK.

Sub-Advisor:      Morgan Stanley,  with principal  offices at 1221 Avenue of the
                  Americas,  New  York,  NY  10020,  provides  a broad  range of portfolio  management  services to  customers  in the U.S. and abroad. As of December 31, 2000, Morgan Stanley, together with
                  its  affiliated   institutional  asset  management  companies,
                  managed investments totaling approximately $170.2 billion as named fiduciary or fiduciary adviser. On December 1, 1998, Morgan Stanley Assets Management Inc. changed its name to
                  Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances using the name
                  Morgan Stanley Asset Management.

                                Day-to-day
           Fund                 Fund Management                   Manager Since

Partners Equity Growth          William Auslander                  October 1999
                                Phil Friedman                      October 1999

                          Portfolio Manager Experience

William S. Auslander. Mr. Auslander is a Principal of Morgan Stanley. Mr. Auslander joined Morgan Stanley in 1995 as an equity analyst and currently is a portfolio manager in Morgan Stanley's Institutional Equity Group. Prior thereto, he was an equity analyst at Icahn & Co., 1986-1995. He holds a BA in Economics from the University of Wisconsin and an MBA from Columbia University.

Philip W. Friedman. Mr. Friedman is a Manager Director of Morgan Stanley. Prior to joining Morgan Stanley he was a member of Morgan Stanley & Co. Incorporated's Equity Research team (1990-1995) before becoming Director of Research (1995-1997). Currently, Mr. Friedman is head of Morgan Stanley's Institutional Equity Group. He holds a BA in Economics from Rutgers University and an MBA from the J.L. Kellogg School of Management at Northwestern University.

Sub-Advisor:      Duncan-Hurst   was  founded  in  1990.  Its  address  is  4365
                  Executive  Drive,  Suite  1520,  San  Diego,  CA 92121.  As of
                  December   31,   2000,    Duncan-Hurst   managed   assets   of
                  approximately $3.8 billion for institutional and individual investors.

                                       Day-to-day
           Fund                        Fund Management          Manager Since

Partners LargeCap Growth               David C. Magee            March 2000

                          Portfolio Manager Experience

David C. Magee. Mr. Magee has been with Duncan-Hurst Capital Management since 1992. He holds an MBA in Finance from UCLA and a BS in Economics and Business Management from the University of California, Davis.

Sub-Advisor:      Turner was  founded  in 1990.  Its  address  is 1235  Westlake
                  Drive,  Suite 350,  Berwyn,  PA 1931. As of December 31, 2000,
                  Turner had discretionary management authority with respect to approximately $10.1 billion in assets.

                                       Day-to-day
                Fund                   Fund Management            Manager Since

     Partners MidCap Growth            Chris McHugh                February 2000

                          Portfolio Manager Experience

Christopher K. McHugh. Mr. McHugh joined Turner in 1990. He holds a BS in Accounting from Philadelphia University and an MBA in Finance from St. Joseph's University.

William C. McVail. Mr. McVail, Senior Equity Portfolio Manager, joined Turner in 1998. Prior thereto, he was Portfolio Manager at PNC Equity Advisers. He has 12 years of investment experience.

Robert E. Turner, CFA. Mr. Turner, Chairman and Chief Investment Officer, founded Turner in 1990. Prior to 1990, he was Senior Investment Manager with Meridian Investment Company. He has 17 years of investment experience. He has earned the right to use the Chartered Financial Analyst designation.

Duties of the Manager and Sub-Advisor
The Manager or Sub-Advisor provides the Board of Directors of the Fund with a recommended investment program. The program must be consistent with the Fund's investment objective and policies. Within the scope of the approved investment program, the Manager or Sub-Advisor advises the Fund on its investment policies and determines which securities are bought and sold, and in what amounts.

The Manager is paid a fee by the Fund for its services, which includes any fee paid to the Sub-Advisor. The fee paid by each Fund (as a percentage of the average daily net assets) for the fiscal year ended October 31, 2000 was:

 Balanced                                    0.58%        International SmallCap                      1.20%
 Blue Chip                                   0.57%        LargeCap Stock Index                        0.35%
 Bond                                        0.48%        Limited Term Bond                           0.50%
 Capital Value                               0.53%        MidCap                                      0.56%
 Cash Management                             0.43%        Pacific Basin                               1.10%
 European Equity                             0.90%        Partners Equity Growth                      0.75%
 Government Securities Income                0.46%        Partners LargeCap Growth                    0.90%
 Growth                                      0.53%        Partners MidCap Growth                      0.90%
 High Yield                                  0.60%        Real Estate                                 0.90%
 International                               0.80%        SmallCap                                    0.84%
 International Emerging Markets              1.25%        Utilities                                   0.59%

Each Fund and the Manager, under an order received from the SEC, may enter into and materially amend agreements with Sub-Advisors without obtaining shareholder approval. For any Fund that is relying on the order, the Manager may:
o    hire one or more Sub-Advisors;
o    change Sub-Advisors; and
o    reallocate management fees between itself and Sub-Advisors.
The Manager will continue to have the ultimate responsibility for the investment performance of these Funds due to its responsibility to oversee Sub-Advisors and recommend their hiring, termination and replacement. No Fund will rely on the order until it receives approval from:
o    its shareholder(s); or
o in the case of a new Fund, the Fund's sole initial shareholder before the Fund is available to the public, and the Fund states in its prospectus that it intends to rely on the order. The Manager will not enter into an agreement with an affiliated Sub-Advisor without that agreement, including the compensation to be paid under it, being similarly approved. The Partners Equity Growth, Partners LargeCap Growth and Partners MidCap Growth Funds have received the necessary shareholder approval and intend to rely on the order.


PRICING OF FUND SHARES

Each Fund's shares are bought and sold at the current share price. The share price of each Class of shares of each Fund is calculated each day the New York Stock Exchange is open. The share price is determined at the close of business of the Exchange (normally at 3:00 P.M.. Central Time). When your order to buy or sell shares is received, the share price used to fill the order is the next price calculated after the order is placed.

For all Funds,  except the Cash  Management  Fund, the share price is calculated by:
o    taking the current market value of the total assets of the Fund
o    subtracting liabilities of the Fund
o    dividing the remainder proportionately into the Classes of the Fund
o    subtracting the liabilities of each Class
o    dividing the remainder by the total number of shares owned by that Class.

The securities of the Cash Management Fund are valued at amortized cost. The calculation procedure is described in the Statement of Additional Information. The Cash Management Fund reserves the right to determine a share price more than once a day.

NOTES:
o If current market values are not readily available for a security, its fair value is determined using a policy adopted by the Fund's Board of Directors.
o A Fund's securities may be traded on foreign securities markets which generally complete trading at various times during the day prior to the close of the New York Stock Exchange. The values of foreign securities used in computing share price are determined at the time the foreign market closes. Occasionally, events affecting the value of foreign securities occur when the foreign market is closed and the New York Stock Exchange is open. The NAV of a Fund investing in foreign securities may change on days when shareholders are unable to purchase or redeem shares. If the Manager believes the market value is materially affected, the share price will be calculated using the policy adopted by the Fund.
o Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any point in time. These may be referred to as a local price and a premium price. The premium price is often a negotiated price that may not consistently represent a price at which a specific transaction can be effected. The international growth-oriented funds each have a policy to value such securities at a price at which the Manager or Sub-Advisor expects the shares may be sold.

DIVIDENDS AND DISTRIBUTIONS

The Growth-Oriented and Income-Oriented Funds pay most of their net dividend income to you every year. The payment schedule is:

     Funds                                            Record Date                          Payable Date
     --------------------------------------------------------------------------------------------------
     Balanced, Real Estate                            the business day before              March 19, June 19,
     and Utilities                                    each payable date                    September 19 and December 19
                                                                                           (or previous business day)

     Blue Chip                                        the business day before              June 19 or December 19
                                                      each payable date                    (or previous business day)

     Capital Value, European Equity,                  the business day before              December 19
     Growth, International, International             each payable date                    (or previous business day)
     Emerging Markets, International
     SmallCap, LargeCap Stock Index,
     MidCap, Pacific Basin, Partners
     Equity Growth, Partners
     LargeCap Growth, Partners
     MidCap Growth and SmallCap

     Bond, Government Securities                       the business day before             monthly on the 19th
     Income, High Yield and                            each payable date                   (or previous business day)
     Limited Term Bond


Net realized capital gains, if any, are distributed annually. Generally the distribution is made on the second business day of December. Payments are made to shareholders of record on the business day prior to the payable date. Capital gains may be taxable at different rates, depending on the length of time that the Fund holds its assets.


You can authorize income dividend and capital gain distributions to be:
o    invested in additional shares of the Fund you own without a sales charge;
o invested in shares of another Principal Mutual Fund (Dividend Relay) without a sales charge (distributions of a Fund may be directed only to one receiving Fund); or
o    paid in cash.

NOTE:Payment of income dividends and capital gains shortly after you buy shares has the effect of reducing the share price by the amount of the payment.

     Distributions from a Fund, whether received in cash or reinvested in additional shares, may be subject to federal (and state) income tax.

Money Market Fund
The Cash Management Fund declares dividends of all its daily net investment income each day its shares are priced. The dividends are paid daily and are automatically reinvested back into additional shares of the Fund. You may ask to have your dividends paid to you monthly in cash. These cash payments are made on the 20th (or preceding business day if the 20th is not a business day) of each month.

Under normal circumstances, the Fund intends to hold portfolio securities until maturity and value them at amortized cost. Therefore, the Fund does not expect any capital gains or losses. Should there be any gain, it could result in an increase in dividends. A capital loss could result in a dividend decrease.

HOW TO BUY SHARES

To open an account and buy fund shares, rely on your Registered Representative. Principal Mutual Funds are "load" funds which means you pay a sales charge for the ongoing assistance of your Registered Representative.

Fill out the Principal Mutual Fund or Principal Mutual Fund IRA application completely. You must include:
o    the name(s) you want to appear on the account;
o    the Principal Mutual Fund(s) you want to invest in;
o    the amount of the investment;
o    your Social Security number or Taxpayer I.D. number; and
o other required information (may include corporate resolutions, trust agreements, etc.).

Each Fund requires a minimum initial investment:
o    Regular Accounts                     $1,000
o    Uniform Transfer to Minor Accounts     $500
o    IRA Accounts                           $500

Subsequent investment minimums are $100 per Fund. However, if your subsequent investments are made using an Automatic Investment Plan, the investment minimum is $50 per Fund ($100 for the Cash Management Fund).

NOTE: The minimum investment applies on a fund level, not on the total investment being made. Minimums may be waived on accounts set up for: certain employee benefit plans; retirement plans qualified under
         Internal Revenue Code Section 401(a); payroll deduction plans submitting contributions in an electronic format devised and approved by Princor; Principal Mutual Fund asset allocation programs; Automatic Investment Plans; and Cash Management Accounts.

In order for us to process your purchase order on the day it is received, we must receive the order (with complete information):
o    on a day that the New York Stock Exchange (NYSE) is open; and
o    prior to the close of trading on the NYSE (normally 3 P.M.. Central Time).

Orders received after the close of the NYSE or on days that the NYSE is not open will be processed on the next day that the NYSE is open for normal trading.

Invest by mail
o    Send a check and completed application to:
         Principal Mutual Funds
         P.O. Box 10423
         Des Moines Iowa 50306-9780
o    Make your check payable to Principal Mutual Funds.
o Your purchase will be priced at the next share price calculated after Principal Mutual Funds receives your paperwork, completed in a manner acceptable to us.


Order by telephone
o Call us between 7:00 A.M.. and 7:00 P.M.. Central Time on any day that the New York Stock Exchange is open.
o We must receive your payment for the order within three business days (or the order will be canceled and you may be liable for any loss).
o    For new accounts, you also need to send a completed application.


Note:Phone  orders  are  not  available  for  qualified  accounts  or  the  Cash
     Management Fund.


Wire money from your bank
o Have your Registered Representative call Principal Mutual Funds for an account number and wiring instructions.
o For both initial and subsequent purchases, federal funds should be wired to:
         Wells Fargo Bank Iowa, N.A.
         Des Moines, Iowa 50309
         ABA No.: 073000228
         For credit to: Principal Mutual Funds
         Account No.: 3000499968
         For credit: Principal ________ Fund, Class ____
         Shareholder Account No. __________________
         Shareholder Registration __________________


o Give the number and instructions to your bank (which may charge a wire fee).
o No wires are accepted on days when the New York Stock Exchange is closed or when the Federal Reserve is closed (because the bank that would receive your wire is closed).


Establish a Direct Deposit Plan
Direct Deposit allows you to deposit  automatically all or part of your paycheck
(or  government   allotment)  to  your  Principal  Mutual  Fund  account(s).
o    Availability of this service must be approved by your payroll department.
o Have your Registered Representative call Principal Mutual Funds for an account number, Automated Clearing House (ACH) instructions and the form needed to establish Direct Deposit.
o Give the Direct Deposit Authorization Form to your employer or the governmental agency (either of which may charge a fee for this service).
o Shares will be purchased on the day the ACH notification is received by Wells Fargo Bank Iowa, N.A.
o On days when the NYSE is closed, but the bank receiving the ACH notification is open, your purchase will be priced at the next calculated share price.


Establish an Automatic Investment Plan
o Make regular monthly investments with automatic deductions from your bank or other financial institution account.
o The minimum initial investment is waived if you set up an Automatic Investment Plan when you open your account.
o    Minimum monthly purchase $50 per Fund (except Cash Management Fund).
o Cash Management Fund minimum monthly purchase is $100. However, if the Cash Management account is greater than $1,000 when the plan is set up, the monthly minimum is $50.
o Send completed application, check authorization form and voided check (or voided deposit slip) to:
         Principal Mutual Funds
         P.O. Box 10423
         Des Moines Iowa 50306-9780


Set up a Dividend Relay
o Invest your dividends and capital gains from one Principal Mutual Fund in shares of another Principal Mutual Fund.
o    Distributions from a Fund may be directed to only one receiving Fund.
o The Fund share class receiving the investment must be the same class as the originating Fund.
o    There is no sales charge or administrative charge for the Dividend Relay.
o    You can set up Dividend Relay:
     o   on the application for a new account; or
     o by calling Principal Mutual Funds if telephone services apply to the originating account; or
     o    in writing (a signature guarantee may be required).
o You may discontinue your Dividend Relay election with a written notice to Principal Mutual Funds.
o There may be a delay of up to 10 days before the Dividend Relay plan is discontinued.
o The receiving Fund must meet fund minimums. If it does not, the Fund reserves the right to close the account if it is not brought up to the minimum investment amount within 90 days of sending you a deficiency notice.


HOW TO SELL SHARES

After you place a sell order in proper form, shares are sold using the next share price calculated. There is no additional charge for a sale of Class R shares. However, you will be charged a $6 wire fee if you have the sale proceeds wired to your bank. Generally, the sale proceeds are sent out on the next business day after the sell order has been placed. At your request, the check will be sent overnight (a $15 overnight fee will be deducted from your account unless other arrangements are made). A Fund can only sell shares after your check making the Fund investment has cleared your bank. To avoid the inconvenience of a delay in obtaining sale proceeds, shares may be purchased with a cashier's check, money order or certified check. A sell order from one owner is binding on all joint owners.


Your request for a distribution from your IRA must be in writing. You may obtain a distribution form by telephoning us or writing to Princor at P.O. Box 10423, Des Moines, Iowa 50309. Distributions from an IRA may be taken as:
o    lump sum of the entire interest in the IRA;
o    partial interest in the IRA; or
o periodic payments of either a fixed amount of amounts based on certain life expectancy calculations.


Tax penalties may apply to distributions before the IRA participant reaches age 591/2.

Selling shares may create a gain or a loss for federal (and state) income tax purposes. You should maintain accurate records for use in preparing your income tax returns.

Generally, sales proceeds checks are:
o    payable  to  the   owner(s)  on  the  account  (as  shown  in  the  account
     registration) and
o mailed to address on the account (if not changed within last month) or previously authorized bank account.


For other payment arrangements, please call Principal Mutual Funds.

You should also call Principal Mutual Funds for special instructions that may apply to sales from accounts:
o    when an owner has died;
o    for certain employee benefit plans; or
o    owned by corporations, partnerships, agents or fiduciaries.


Within 60 days after the sale of shares, the amount of the sale proceeds can be reinvested in any Principal Mutual Funds' Class R shares (or Class A shares acquired by conversion of Class R shares into Class A shares) without a sales charge. The transaction is considered a sale for federal (and state) income tax purposes even if the proceeds are reinvested. If a loss is realized on the sale, the reinvestment may be subject to the "wash sale" rules resulting in the postponement of the recognition of the loss for tax purposes.


Sell shares by mail
o Send a letter or distribution form (call us for the form) which is signed by the owner of the account to:
         Principal Mutual Funds
         P.O. Box 10423
         Des Moines Iowa 50306-9780
o    Specify the Fund and account number.
o    Specify the number of shares or the dollar amount to be sold.
o    A signature guarantee* will be required if the:
     o   sell order is for more than $100,000;
     o   account address has been changed within one month of the sell order; or
     o check is payable to a party other than the account shareholder(s) or Principal Life Insurance Company.


     * If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable.


Sell shares in amounts of $100,000 or less by telephone*
o The address on the account must not have been changed within the last month and telephone privileges must apply to the account from which the shares are being sold.
o    If our phone lines are busy, you may need to send in a written sell order.
o To sell shares the same day, the order must be received before the close of normal trading on the New York Stock Exchange (generally 3:00 P.M. Central
     Time).
o Telephone redemption privileges are not available for Principal Mutual Funds IRAs, 403(b)s, certain employee benefit plans, or on shares for which certificates have been issued.
o If previously authorized, checks can be sent to a shareholder's U.S. bank account.
o    Shares in IRA accounts may not be sold over the telephone.


     * The Fund and transfer agent reserve the right to refuse telephone orders to sell shares. The shareholder is liable for a loss resulting from a fraudulent telephone order that the Fund reasonably believes is genuine. Each Fund will use reasonable procedures to assure instructions are genuine. If the procedures are not followed, the Fund may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requesting personal identification information (name, phone number, social security number, birth date, etc.) and sending written confirmation to the address on the account.


Sell shares by checkwriting (Class A shares of Cash Management Fund only)
o Checkwriting must be elected on initial application or by written request to Principal Mutual Funds.
o The Fund can only sell shares after your check making the Fund investment has cleared your bank.
o    Checks must be written for at least $100.
o Checks are drawn on UMB Bank, N.A. and its rules concerning checking accounts apply.
o If the account does not have sufficient funds to cover the check, it is marked "Insufficient Funds" and returned (the Fund may revoke checkwriting on accounts on which "Insufficient Funds" checks are drawn).
o Accounts may not be closed by withdrawal check (accounts continue to earn dividends until checks clear and the exact value of the account is not known until the check is received by UMB).
o    Only available for non-qualified accounts.



Periodic withdrawal plan
You may set up a periodic withdrawal plan on a monthly, quarterly, semiannual or annual basis to:
o    sell a fixed number of shares ($25 initial minimum amount);
o sell enough shares to provide a fixed amount of money ($25 initial minimum amount);
o pay insurance or annuity premiums or deposits to Principal Life Insurance Company (call us for details); and
o to provide an easy method of making monthly installment payments (if the service is available from your creditor who must supply the necessary forms).


You can set up a periodic withdrawal plan by:
o    completing the applicable section of the application; or
o sending us your written instructions (and share certificate, if any, issued for the account).

Your periodic  withdrawal plan continues  until:
o    you instruct us to stop; or
o    your Fund account balance is zero.


When you set up the withdrawal plan, you select which day you want the sale made (if none selected, the sale will be made on the 15th of the month). If the selected date is not a trading day, the sale will take place on the next trading day (if that day falls in the month after your selected date, the transaction will take place on the trading day before your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.


Withdrawal payments are sent on or before the third business day after the date of the sale. It may take additional business days for your financial institution to post this payment to your account at that financial institution. Sales made under your periodic withdrawal plan will reduce and may eventually exhaust your account. The Funds do not normally accept purchase payments for shares of any Fund except the Cash Management Fund while a periodic withdrawal plan is in effect (unless the purchase represents a substantial addition to your account).

The Fund from which the periodic withdrawal is made makes no recommendation as to either the number of shares or the fixed amount that you withdraw.

HOW TO  EXCHANGE SHARES AMONG PRINCIPAL MUTUAL FUNDS

Your Class R shares in the Funds may be exchanged for the Class R shares of any other Principal Mutual Fund. The minimum amount that may be exchanged into any Principal Mutual Fund must be at least $300 on an annual basis. The purchase date of the exchanged shares is used to measure the length of time you have owned the acquired shares. The minimum amount that may be exchanged into any Principal Mutual Fund must be at least $300 on an annual basis.


You may exchange shares by:
o    calling  us, if you have telephone privileges on the account.
o    sending a written request to:
         Principal Mutual Funds
         P.O. Box 10423
         Des Moines, Iowa 50306-9780
o    completing an Exchange Authorization Form  (call us to obtain the form).
o    via the internet at www.principal.com.

Automatic exchange election
This election authorizes an exchange from one Principal Mutual Fund to another on a monthly, quarterly, semiannual or annual basis. You can set up an automatic exchange by:
o    completing the Automatic Exchange Election section of the application;
o calling us if telephone privileges apply to the account from which the exchange is to be made; or
o    sending us your written instructions.


Your automatic  exchange  continues  until:
o    you instruct us to stop; or
o    your Fund account balance is zero.

You may specify the day of the exchange. If the selected day is not a trading day, the sale will take place on the next trading day (if that day falls in the month after your selected date, the transaction will take place on the trading day before your selected date). If telephone privileges apply to the account, you may change the date or amount by telephoning us.


General
o    An exchange by any joint owner is binding on all joint owners.
o If you do not have an existing account in the Fund to which the exchange is being made, a new account is established. The new account has the same owner(s), dividend and capital gain options and dealer of record as the account from which the shares are being exchanged.
o All exchanges are subject to the minimum investment and eligibility requirement of the Fund being acquired.
o You may acquire shares of a Fund only if its shares are legally offered in your state of residence.
o To eliminate the need for safekeeping, the Funds do not issue certificates for Class R shares.
o For an exchange to be effective the day we receive your instruction, we must receive the instruction before the close of normal trading on the New York Stock Exchange (generally 3:00 P.M. Central Time).


When money is exchanged or transferred from one account registration or tax identification number to another, the account holder is relinquishing his or her rights to the money. Therefore exchanges and transfers can only be accepted by telephone if the exchange (transfer) is between:
o    accounts with identical ownership;
o an account with a single owner to one with joint ownership if the owner of the single owner account is also an owner of the jointly owned account;
o a single owner to a UTMA account if the owner of the single ownership account is also the custodian on the UTMA account; or
o a single or jointly owned account to an IRA account to fund the yearly IRA contribution of the owner (or one of the owners in the case of a jointly owned account).


The exchange is treated as a sale of shares for federal (and state) income tax purposes and may result in a capital gain or loss. Income tax rules regarding the calculation of cost basis may make it undesirable in certain circumstances to exchange shares within 90 days of their purchase.


The exchange privilege is not intended for short-term trading. Excessive exchange activity may interfere with portfolio management and have an adverse impact on all shareholders. In order to limit excessive exchange activity, and under other circumstances where the Board of Directors of the Fund or the Manager believes it is in the best interest of the Fund, the Fund reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges, reject any exchange or close the account. You would be notified of any such action to the extent required by law.


Fund shares used to fund an employee benefit plan may be exchanged only for shares of other Principal Mutual Funds available to employee benefit plans. Such an exchange must be made by following the procedures provided in the employee benefit plan and the written service agreement.


GENERAL INFORMATION ABOUT A FUND ACCOUNT

Statements
You  will  receive  quarterly   statements  (monthly  statements  for  the  Cash
Management Fund) for the Funds you own. Principal Mutual Fund 401(a) plan participants will receive semiannual statements which detail account activity. The statements provide the number and value of shares you own, transactions during the quarter, dividends declared or paid and other information. The year end statement includes information for all transactions that took place during the year. Please review your statement as soon as you receive it. Keep your statements as you may need them for tax reporting purposes.

Generally, each time you buy, sell or exchange shares between Principal Mutual Funds, you will receive a confirmation in the mail shortly thereafter. It summarizes all the key information; what you bought or sold, the amount of the transaction, and other vital data. The Cash Management Fund mails confirmations only once a month detailing dividend and account activity.

Certain purchases and sales are only included on your quarterly statement. These include accounts
o    when the only activity during the quarter:
     o    is purchase of shares from reinvested dividends and/or capital gains;
     o    is a result of Dividend Relay;
     o    purchases under an Automatic Investment Plan;
     o    sales under a periodic withdrawal plan; and
     o    purchases or sales under an automatic exchange election.
o    used to fund certain individual retirement or individual pension plans.
o    established under a payroll deduction plan.


If you need information about your account(s) at other times, you may:
o call us at 1-800-247-4123, our office generally is open Monday through Friday between 7 A.M. and 7 P.M.. Central Time;
o    call our PrinCall(R)line 24 hours a day at 1-800-421-2298; or
o    access your account on the internet at www.principal.com.


Signature Guarantees
Certain transactions require that your signature be guaranteed. If required, the signature(s) must be guaranteed by a commercial bank, trust company, credit union, savings and loan, national securities exchange member or brokerage firm. A signature guaranteed by a notary public or savings bank is not acceptable. Signature guarantees are required:
o    if you sell more than $100,000 from any one Fund;
o if a sales proceeds check is payable to other than the account shareholder(s), Principal Life Insurance Company or one of its affiliates;
o to make a Dividend Relay election from an account with joint owners to an account with only one owner or different joint owners;
o    to change ownership of an account;
o to add telephone transaction services, checkwriting and/or wire privileges to an existing account;
o to change bank account information designated under an existing telephone withdrawal plan;
o to have a sales proceeds check mailed to an address other than the address on the account or to the address on the account if it has been changed within the preceding month; and
o    to exchange or transfer among accounts with different ownerships.

Minimum Account Balance
Generally, the Funds do not have a minimum required balance. Because of the disproportional high cost of maintaining small accounts, the Funds reserve the right to set a minimum and sell all shares in an account with a value of less than $300. The sales proceeds would then be mailed to you. These involuntary sales will not be triggered just by market conditions. If a Fund exercises this right, you will be notified that the redemption is going to be made. You will have 30 days to make an additional investment and bring your account up to the required minimum. The Funds reserve the right to increase the required minimum.

Special Plans
The Funds reserve the right to amend or terminate the special plans described in this prospectus. Such plans include automatic investment, dividend relay, periodic withdrawal, and waiver or reduction of sales charges for certain purchasers. You will be notified of any such action to the extent required by law.

Telephone Instructions
The Funds reserve the right to refuse telephone instructions. You are liable for a loss resulting from a fraudulent telephone instruction that we reasonably believe is genuine. We will use reasonable procedures to assure instructions are genuine. If the procedures are not followed, we may be liable for loss due to unauthorized or fraudulent transactions. The procedures include: recording all telephone instructions, requesting personal identification information (name, address, phone number, social security number, birth date, etc.) and sending written confirmation to the shareholder's address of record.

Financial Statements
You will receive annual financial statements for the Funds, examined by the Funds' independent auditors, Ernst & Young LLP. That report is a part of this prospectus. You will also receive a semiannual financial statement which is unaudited. The following financial highlights are derived from financial statements which were audited by Ernst & Young LLP.



FINANCIAL HIGHLIGHTS
Domestic Growth-Oriented Funds

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL BALANCED FUND, INC.(a)
-----------------------------
Class A shares                                                  2000         1999        1998          1997        1996
--------------------------------------------------------------------  -------------------------------------        ----
Net Asset Value, Beginning of Period...................       $15.13       $15.28      $15.11       $14.61       $13.74
Income from Investment Operations:
   Net Investment Income...............................          .32          .40         .42          .35          .38
   Net Realized and Unrealized Gain
     on Investments....................................          .02          .34        1.15         1.81         1.59

                       Total from Investment Operations          .34          .74        1.57         2.16         1.97
Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.33)        (.44)       (.37)        (.36)        (.43)
   Distributions from Capital Gains....................         (.64)        (.45)      (1.03)       (1.30)        (.67)

                      Total Dividends and Distributions         (.97)        (.89)      (1.40)       (1.66)       (1.10)

Net Asset Value, End of Period.........................       $14.50       $15.13      $15.28       $15.11       $14.61

Total Return(b) .......................................        2.40%        4.85%       11.00%       15.88%      15.10%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $94,763     $112,329     $104,414      $85,436     $70,820
   Ratio of Expenses to Average Net Assets.............        1.32%        1.28%        1.28%        1.33%       1.28%
   Ratio of Net Investment Income to
     Average Net Assets................................        2.26%        2.67%        2.86%        2.42%       2.82%
   Portfolio Turnover Rate.............................        54.4%        24.2%        57.0%        27.6%       32.6%


PRINCIPAL BALANCED FUND, INC.(a)
-----------------------------
Class R shares                                                  2000         1999        1998          1997        1996(c)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $14.99       $15.15      $14.98       $14.52       $13.81
Income from Investment Operations:
   Net Investment Income...............................          .24          .32         .33          .29          .24
   Net Realized and Unrealized Gain
     on Investments....................................          .03          .32        1.15         1.76          .73

                       Total from Investment Operations          .27          .64        1.48         2.05          .97
Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.25)        (.35)       (.28)        (.30)        (.26)
   Distributions from Capital Gains....................         (.64)        (.45)      (1.03)       (1.29)        --

                      Total Dividends and Distributions         (.89)        (.80)      (1.31)       (1.59)        (.26)

Net Asset Value, End of Period.........................       $14.37       $14.99      $15.15       $14.98       $14.52

Total Return...........................................        1.92%        4.21%       10.43%       15.16%       7.52%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $24,590      $23,972      $19,434       $9,745        $875
   Ratio of Expenses to Average Net Assets.............        1.83%        1.84%        1.88%        1.99%       1.49%(e)
   Ratio of Net Investment Income to
     Average Net Assets................................        1.73%        2.11%        2.22%        1.66%       2.26%(e)
   Portfolio Turnover Rate.............................        54.4%        24.2%        57.0%        27.6%       32.6%(e)


PRINCIPAL BLUE CHIP FUND, INC.(a)
------------------------------
Class A shares                                                  2000         1999        1998          1997        1996
----------------------------------------------------------------------       ----        ------------------        ----
Net Asset Value, Beginning of Period                          $25.25       $21.71      $20.22        $17.10      $15.03
Income from Investment Operations:
   Net Investment Income(f)   .........................          .04          .15         .12          .21          .23
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         (.69)        3.53        3.57         3.58         2.45

                       Total from Investment Operations         (.65)        3.68        3.69         3.79         2.68
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --           (.14)       (.12)        (.21)        (.26)
   Dvidends in Excess of Net Investment
     Income(g) ........................................         (.05)       --           --           --           --
   Distributions from Capital Gains....................         (.29)       --          (2.08)        (.46)        (.35)

                      Total Dividends and Distributions         (.34)        (.14)      (2.20)        (.67)        (.61)

Net Asset Value, End of Period.........................       $24.26       $25.25      $21.71       $20.22       $17.10

Total Return(b) .......................................      (2.60)%       17.00%       19.48%       22.57%      18.20%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $170,462     $184,217     $126,740      $79,985     $44,389
   Ratio of Expenses to Average Net Assets(f)   .......        1.19%        1.26%        1.31%        1.30%       1.33%
   Ratio of Net Investment Income to
     Average Net Assets................................         .19%         .63%         .57%        1.10%       1.41%
   Portfolio Turnover Rate.............................        73.6%        16.4%          .5%        55.4%       13.3%


PRINCIPAL BLUE CHIP FUND, INC.(a)
------------------------------
Class R shares                                                  2000         1999        1998          1997        1996(c)
----------------------------------------------------------------------       ------------------------------        ----
Net Asset Value, Beginning of Period...................       $25.12       $21.63      $20.16       $17.08       $16.21
Income from Investment Operations:
   Net Investment Income (Operating Loss)(f)    .......         (.07)         .03         .02          .13          .12
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         (.69)        3.49        3.57         3.53          .90

                       Total from Investment Operations         (.76)        3.52        3.59         3.66         1.02
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --           (.03)       (.04)        (.12)        (.15)
   Dividends in Excess of Net Investment
     Income(g)  .......................................         (.02)       --           --           --           --
   Distributions from Capital Gains....................         (.29)       --          (2.08)        (.46)        --

                      Total Dividends and Distributions         (.31)        (.03)      (2.12)        (.58)        (.15)

Net Asset Value, End of Period.........................       $24.05       $25.12      $21.63       $20.16       $17.08

Total Return...........................................      (3.07)%       16.31%       19.01%       21.82%       7.02%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $54,313      $50,667      $32,871      $15,502      $1,575
   Ratio of Expenses to Average Net Assets(f)   .......        1.69%        1.81%        1.85%        1.89%       1.48%(e)
   Ratio of Net Investment Income (Operating Loss)
      to Average Net Assets............................       (.32)%         .08%         .02%         .45%        .68%(e)
   Portfolio Turnover Rate.............................        73.6%        16.4%          .5%        55.4%       13.3%(e)


PRINCIPAL CAPITAL VALUE FUND, INC.(a)
----------------------------------
Class A shares                                                  2000         1999        1998          1997        1996
--------------------------------------------------------------------  -------------------------------------        ----
Net Asset Value, Beginning of Period...................       $29.58       $31.07      $29.69       $27.72       $23.69
Income from Investment Operations:
   Net Investment Income...............................          .34          .52         .50          .50          .45
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        (2.10)         .45        3.88         5.80         5.48

                       Total from Investment Operations        (1.76)         .97        4.38         6.30         5.93
Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.25)        (.51)       (.53)        (.48)        (.43)
   Distributions from Capital Gains....................        (2.53)       (1.95)      (2.47)       (3.85)       (1.47)

                      Total Dividends and Distributions        (2.78)       (2.46)      (3.00)       (4.33)       (1.90)

Net Asset Value, End of Period.........................       $25.04       $29.58      $31.07       $29.69       $27.72

Total Return(b) .......................................      (6.20)%        3.00%       15.59%       25.36%      26.41%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $452,251     $573,485     $565,052     $494,444    $435,617
   Ratio of Expenses to Average Net Assets.............         .94%         .75%         .74%         .70%        .69%
   Ratio of Net Investment Income to
     Average Net Assets................................        1.38%        1.73%        1.67%        1.85%       1.82%
Portfolio Turnover Rate................................       107.8%        44.5%        23.2%        30.8%       50.2%


PRINCIPAL CAPITAL VALUE FUND, INC.(a)
----------------------------------
Class R shares                                                  2000         1999        1998          1997        1996(c)
----------------------------------------------------------------------       ------------------------------        ----
Net Asset Value, Beginning of Period...................       $29.33       $30.80      $29.44       $27.57       $24.73
Income from Investment Operations:
   Net Investment Income...............................          .22          .32         .28          .30          .19
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        (2.09)         .44        3.84         5.74         2.81

                       Total from Investment Operations        (1.87)         .76        4.12         6.04         3.00
Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.17)        (.28)       (.29)        (.32)        (.16)
   Distributions from Capital Gains....................        (2.53)       (1.95)      (2.47)       (3.85)        --

                      Total Dividends and Distributions        (2.70)       (2.23)      (2.76)       (4.17)        (.16)

Net Asset Value, End of Period.........................       $24.76       $29.33      $30.80       $29.44       $27.57

Total Return...........................................      (6.66)%        2.35%       14.77%       24.36%      12.74%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $36,434      $43,862      $37,675      $18,326      $1,752
   Ratio of Expenses to Average Net Assets.............        1.37%        1.43%        1.50%        1.50%       1.16%(e)
   Ratio of Net Investment Income to
     Average Net Assets................................         .95%        1.05%         .88%         .93%       1.18%(e)
   Portfolio Turnover Rate.............................       107.8%        44.5%        23.2%        30.8%       50.2%(e)
PRINCIPAL GROWTH FUND, INC.(a)
---------------------------
Class A shares                                                 2000         1999         1998         1997        1996
-------------------------------------------------------------------         ----         -----------------        ------
Net Asset Value, Beginning of Period...................       $65.57      $56.09       $50.43       $39.54      $37.22
Income from Investment Operations:
   Net Investment Income (Operating Loss) .............         (.37)        .21          .35          .31         .35
   Net Realized and Unrealized Gain
     on Investments....................................         8.43        9.56         7.14        11.26        3.50

                       Total from Investment Operations         8.06        9.77         7.49        11.57        3.85
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --           (.30)       (.34)        (.31)        (.35)
   Distributions from Capital Gains....................        (2.41)        --         (1.49)        (.37)       (1.18)

                      Total Dividends and Distributions        (2.41)        (.30)      (1.83)        (.68)       (1.53)

Net Asset Value, End of Period.........................       $71.22       $65.57      $56.09       $50.43       $39.54

Total Return(b) .......................................       12.64%       17.46%       15.17%       29.55%      10.60%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $525,175     $493,117     $395,954     $317,386    $228,361
   Ratio of Expenses to Average Net Assets.............        1.08%         .89%         .95%        1.03%       1.08%
   Ratio of Net Investment Income (Operating Loss) to
      Average Net Assets...............................       (.52)%         .33%         .66%         .68%        .95%
   Portfolio Turnover Rate.............................       121.5%        32.4%        21.9%        16.5%        1.8%


PRINCIPAL GROWTH FUND, INC.(a)
---------------------------
Class R shares                                                  2000         1999        1998          1997        1996(c)
----------------------------------------------------------------------       ------------------------------        ----
Net Asset Value, Beginning of Period...................       $65.13       $55.77      $50.16       $39.40       $39.27
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.66)        (.13)        .02          .06          .10
   Net Realized and Unrealized Gain
     on Investments....................................         8.32         9.49        7.09        11.16          .13

                       Total from Investment Operations         7.66         9.36        7.11        11.22          .23
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --           --          (.01)        (.09)        (.10)
   Distributions from Capital Gains....................        (2.41)        --         (1.49)        (.37)        --

                      Total Dividends and Distributions        (2.41)        --         (1.50)        (.46)        (.10)

Net Asset Value, End of Period.........................       $70.38       $65.13      $55.77       $50.16       $39.40

Total Return...........................................       12.09%       16.78%       14.46%       28.72%       1.12%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $60,503      $47,193      $30,557      $16,265      $2,014
   Ratio of Expenses to Average Net Assets.............        1.58%        1.46%        1.59%        1.69%       1.42%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (1.03)%       (.24)%         .01%         .00%        .14%(e)
   Portfolio Turnover Rate.............................       121.5%        32.4%        21.9%        16.5%        1.8%(e)



PRINCIPAL LARGECAP STOCK INDEX FUND, INC.
-----------------------------------------
Class A shares                                                  2000(h)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $10.00
Income from Investment Operations:
   Net Investment Income(f) ...........................          .03
   Net Realized and Unrealized Gain
     on Investments....................................          .56

                       Total from Investment Operations          .59

Net Asset Value, End of Period.........................       $10.59

Total Return(b) .......................................        4.96%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $9,855
   Ratio of Expenses to Average Net Assets(f)   .......          79%(e)
   Ratio of Net Investment Income to
     Average Net Assets................................         .76%(e)
   Portfolio Turnover Rate.............................       189.7%(e)


PRINCIPAL LARGECAP STOCK INDEX FUND, INC.
-----------------------------------------
Class R shares                                                  2000(h)
--------------------------------------------------------------------   -
Net Asset Value, Beginning of Period...................       $10.00
Income from Investment Operations:
   Net Investment Income(f)   .........................          .01
   Net Realized and Unrealized Gain
     on Investments....................................          .54

                       Total from Investment Operations          .55

Net Asset Value, End of Period.........................       $10.55

Total Return...........................................        4.56%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $13,399
   Ratio of Expenses to Average Net Assets(f)   .......        1.29%(e)
   Ratio of Net Investment Income to
     Average Net Assets................................         .19%(e)
   Portfolio Turnover Rate.............................       189.7%(e)


PRINCIPAL MIDCAP FUND, INC.(a)
---------------------------
Class A shares                                                 2000         1999         1998         1997        1996
-------------------------------------------------------------------         ----         -----------------        ------
Net Asset Value, Beginning of Period...................       $42.12       $39.90      $45.33       $35.75       $31.45
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.16)        (.06)       (.07)         .07          .14
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        12.08         2.28       (4.26)       10.80         5.05

                       Total from Investment Operations        11.92         2.22       (4.33)       10.87         5.19
Less Dividends and Distributions:
   Dividends from Net Investment Income................         --          --           --           (.11)        (.14)
   Distributions from Capital Gains....................        (2.03)       --          (1.10)       (1.18)        (.75)

                      Total Dividends and Distributions        (2.03)       --          (1.10)       (1.29)        (.89)

Net Asset Value, End of Period.........................       $52.01       $42.12      $39.90       $45.33       $35.75

Total Return(b) .......................................       29.21%        5.56%      (9.78)%       31.26%      16.89%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $364,639     $313,984     $332,942     $346,666    $229,465
   Ratio of Expenses to Average Net Assets.............        1.17%        1.22%        1.22%        1.26%       1.32%
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................       (.36)%       (.17)%       (.14)%         .20%        .46%
Portfolio Turnover Rate................................       161.8%        59.9%        25.1%         9.5%       12.3%


PRINCIPAL MIDCAP FUND, INC.(a)
---------------------------
Class R shares                                                  2000         1999        1998          1997        1996(c)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $41.36       $39.43      $45.10       $35.67       $33.77
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............         (.31)        (.34)       (.28)        (.12)         .04
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        11.78         2.27       (4.29)       10.74         1.88

                       Total from Investment Operations        11.47         1.93       (4.57)       10.62         1.92
Less Dividends and Distributions:
   Dividends from Net Investment Income................        --           --           --           (.01)        (.02)
   Distributions from Capital Gains....................        (2.03)       --          (1.10)       (1.18)        --

                      Total Dividends and Distributions        (2.03)       --          (1.10)       (1.19)        (.02)

Net Asset Value, End of Period.........................       $50.80       $41.36      $39.43       $45.10       $35.67

Total Return...........................................       28.63%        4.89%     (10.37)%       30.56%       6.20%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $33,139      $24,877      $23,540      $17,448      $2,016
   Ratio of Expenses to Average Net Assets.............        1.62%        1.85%        1.89%        1.87%       1.53%(e)
   Ratio of Net Investment Income (Operating Loss) to..
     Average Net Assets................................       (.80)%       (.80)%       (.82)%       (.45)%        .29%(e)
   Portfolio Turnover Rate.............................       161.8%        59.9%        25.1%         9.5%       12.3%(e)


PRINCIPAL PARTNERS AGGRESSIVE
GROWTH FUND, INC.
Class A shares                                                  2000
---------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(f)    .......         (.05)
   Net Realized and Unrealized Gain
     on Investments....................................         1.41

                       Total from Investment Operations         1.36

Net Asset Value, End of Period.........................       $11.36

Total Return(b) .......................................       13.60%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $49,794
   Ratio of Expenses to Average Net Assets(f)   .......        1.57%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................       (.68)%(e)
   Portfolio Turnover Rate.............................        62.0%(e)


PRINCIPAL PARTNERS AGGRESSIVE
GROWTH FUND, INC.
Class R shares                                                  2000
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................      $ 10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(f)    .......         (.07)
   Net Realized and Unrealized Gain
     on Investments....................................         1.38

                       Total from Investment Operations         1.31

Net Asset Value, End of Period.........................       $11.31

Total Return...........................................       13.10%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $9,496
   Ratio of Expenses to Average Net Assets(f)   .......        2.06%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (1.16)%(e)
   Portfolio Turnover Rate.............................        62.0%(e)


PRINCIPAL PARTNERS LARGECAP
GROWTH FUND, INC.
Class A shares                                                  2000(h)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................      $ 10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(f)    .......         (.04)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        (1.84)

                       Total from Investment Operations        (1.88)

Net Asset Value, End of Period.........................        $8.12

Total Return(b) .......................................     (20.55)%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $7,126
   Ratio of Expenses to Average Net Assets(f)    ......        1.73%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (1.24)%(e)
   Portfolio Turnover Rate.............................       181.8%(e)


PRINCIPAL PARTNERS LARGECAP
GROWTH FUND, INC.
Class R shares                                                  2000(h)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(f)    .......         (.06)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................        (1.84)

                       Total from Investment Operations        (1.90)

Net Asset Value, End of Period.........................        $8.10

Total Return...........................................     (20.74)%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $1,759
   Ratio of Expenses to Average Net Assets(f)    ......        2.11%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (1.60)%(e)
   Portfolio Turnover Rate.............................       181.8%(e)


PRINCIPAL PARTNERS MIDCAP
GROWTH FUND, INC.
Class A shares                                                  2000(h)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................      $ 10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(f)    .......         (.04)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         (.87)

                       Total from Investment Operations      (.91)

Net Asset Value, End of Period.........................        $9.09

Total Return(b) .......................................     (12.68)%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $11,875
   Ratio of Expenses to Average Net Assets(f)   ..1.79%          (e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (1.40)%(e)
   Portfolio Turnover Rate.............................       265.5%(e)


PRINCIPAL PARTNERS MIDCAP
GROWTH FUND, INC.
Class R shares                                                  2000(h)
--------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(f)    .......         (.07)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         (.87)

                       Total from Investment Operations      (.94)

Net Asset Value, End of Period.........................        $9.06

Total Return...........................................     (12.97)%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $2,382
   Ratio of Expenses to Average Net Assets(f)    ......        2.29%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................      (1.88)%(e)
   Portfolio Turnover Rate.............................       265.5%(e)


PRINCIPAL REAL ESTATE FUND, INC.
Class A shares                                                  2000         1999        1998(i)
--------------------------------------------------------------------         ----        ----
Net Asset Value, Beginning of Period...................        $7.73        $8.39      $10.15
Income from Investment Operations:
   Net Investment Income(f)   .........................          .35          .31         .20
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         1.30         (.67)      (1.76)

                       Total from Investment Operations         1.65         (.36)      (1.56)
Less Dividends from Net Investment Income..............         (.35)        (.30)       (.20)

                                        Total Dividends         (.35)        (.30)       (.20)

Net Asset Value, End of Period.........................        $9.03        $7.73       $8.39

Total Return(b) .......................................       21.86%      (4.38)%     (15.45)%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $9,439       $6,459       $5,490
   Ratio of Expenses to Average Net Assets(f)    ......        1.88%        2.19%        2.25%(e)
   Ratio of Net Investment Income to
     Average Net Assets................................        4.28%        3.77%        2.89%(e)
   Portfolio Turnover Rate.............................        79.8%        55.1%        60.4%(e)


PRINCIPAL REAL ESTATE FUND, INC.
Class R shares                                                  2000         1999        1998(i)
--------------------------------------------------------------------         ----        ----
Net Asset Value, Beginning of Period...................        $7.72        $8.40      $10.15
Income from Investment Operations:
   Net Investment Income(f)   .........................          .31          .28         .23
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         1.31         (.66)      (1.78)

                       Total from Investment Operations         1.62         (.38)      (1.55)
Less Dividends from Net Investment Income..............         (.32)        (.30)       (.20)

                                        Total Dividends         (.32)        (.30)       (.20)

Net Asset Value, End of Period.........................        $9.02        $7.72       $8.40

Total Return...........................................       21.40%      (4.70)%     (15.37)%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............       $4,485       $3,100       $2,928
   Ratio of Expenses to Average Net Assets(f)    ......        2.38%        2.53%        1.99%(e)
   Ratio of Net Investment Income to
     Average Net Assets................................        3.79%        3.43%        3.07%(e)
   Portfolio Turnover Rate.............................        79.8%        55.1%        60.4%(e)


PRINCIPAL SMALLCAP FUND, INC.
Class A shares                                                  2000         1999        1998(i)
--------------------------------------------------------------------         ----        ----
Net Asset Value, Beginning of Period...................       $11.34        $8.43       $9.92
Income from Investment Operations:
   Net Investment Income (Operating Loss)(f)    .......         (.11)        (.11)       (.08)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         1.27         3.02       (1.41)

                       Total from Investment Operations         1.16         2.91       (1.49)
Less Distributions from Capital Gains..................        (1.26)        --          --

Net Asset Value, End of Period.........................       $11.24       $11.34       $8.43

Total Return(b) .......................................        9.89%       34.52%     (15.95)%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $60,660      $41,598      $18,438
   Ratio of Expenses to Average Net Assets(f)    ......        1.75%        1.92%        2.58%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................       (.61)%      (1.04)%      (1.65)%(e)
   Portfolio Turnover Rate.............................       138.4%       100.7%        20.5%(e)


PRINCIPAL SMALLCAP FUND, INC.
Class R shares                                                  2000         1999        1998(i)
--------------------------------------------------------------------         ----        ----
Net Asset Value, Beginning of Period...................       $11.31        $8.45       $9.91
Income from Investment Operations:
   Net Investment Income (Operating Loss)(f)    .......         (.03)        (.10)       (.07)
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         1.15         2.96       (1.39)

                       Total from Investment Operations         1.12         2.86       (1.46)
Less Distributions from Capital Gains..................        (1.26)        --          --

Net Asset Value, End of Period.........................       $11.17       $11.31       $8.45

Total Return...........................................        9.53%       33.85%     (15.75)%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $17,880      $10,177       $4,688
   Ratio of Expenses to Average Net Assets(f)    ......        2.12%        2.31%        2.07%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................       (.98)%      (1.43)%      (1.12)%(e)
   Portfolio Turnover Rate.............................       138.4%       100.7%        20.5%(e)


PRINCIPAL UTILITIES FUND, INC.(a)
------------------------------
Class A shares                                                  2000         1999        1998          1997        1996
--------------------------------------------------------------------  -------------------------------------        ----
Net Asset Value, Beginning of Period...................       $17.86       $16.11      $12.55       $11.40       $10.94
Income from Investment Operations:
   Net Investment Income(f)   .........................          .27          .33         .41          .48          .44
   Net Realized and Unrealized Gain
     on Investments....................................         1.68         2.00        3.59         1.12          .45

                       Total from Investment Operations         1.95         2.33        4.00         1.60          .89
Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.27)        (.34)       (.44)        (.45)        (.43)
   Distributions from Capital Gains....................        (1.14)        (.24)       --           --           --

                      Total Dividends and Distributions        (1.41)        (.58)       (.44)        (.45)        (.43)

Net Asset Value, End of Period.........................       $18.40       $17.86      $16.11       $12.55       $11.40

Total Return(b) .......................................       12.09%       14.74%       32.10%       14.26%       8.13%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $101,352      $99,857      $83,533      $64,366     $66,322
   Ratio of Expenses to Average Net Assets(f)   ..             1.23%        1.20%        1.15%        1.15%        1.17%
   Ratio of Net Investment Income to
     Average Net Assets................................        1.59%        1.94%        2.73%        3.90%       3.85%
   Portfolio Turnover Rate.............................       150.8%        23.5%        11.9%        22.5%       34.2%


PRINCIPAL UTILITIES FUND, INC.(a)
------------------------------
Class R shares                                                  2000         1999        1998          1997        1996(c)
-----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $17.82       $16.07      $12.49       $11.33       $11.75
Income from Investment Operations:
   Net Investment Income(f)   .........................          .17          .21         .33          .39          .28
   Net Realized and Unrealized Gain (Loss)
     on Investments....................................         1.68         2.00        3.58         1.14         (.41)

                       Total from Investment Operations         1.85         2.21        3.91         1.53         (.13)
Less Dividends and Distributions:
   Dividends from Net Investment Income................         (.17)        (.22)       (.33)        (.37)        (.29)
   Distributions from Capital Gains....................        (1.14)        (.24)       --           --           --

                      Total Dividends and Distributions        (1.31)        (.46)       (.33)        (.37)        (.29)

Net Asset Value, End of Period.........................       $18.36       $17.82      $16.07       $12.49       $11.33

Total Return...........................................       11.43%       13.97%       31.47%       13.72%      (.31)%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $10,738       $8,081       $4,005       $1,512        $311
   Ratio of Expenses to Average Net Assets(f)   .......        1.80%        1.87%        1.65%        1.65%       1.47%(e)
   Ratio of Net Investment Income to
     Average Net Assets................................        1.01%        1.27%        2.21%        3.35%       3.77%(e)
   Portfolio Turnover Rate.............................       150.8%        23.5%        11.9%        22.5%       34.2%(e)

Notes to Financial Highlights


(a) Effective January 1, 1998, the following changes were made to the names of the Domestic Growth Funds:

       Former Fund Name                       New Fund Name
 Princor Balanced Fund, Inc.                  Principal Balanced Fund, Inc.
 Princor Blue Chip Fund, Inc.                 Principal Blue Chip Fund, Inc.
 Princor Capital Accumulation Fund, Inc.      Principal Capital Value Fund, Inc.
 Princor Growth Fund, Inc.                    Principal Growth Fund, Inc.
 Princor Emerging Growth Fund, Inc.           Principal MidCap Fund, Inc.
 Princor Utilities Fund, Inc.                 Principal Utilities Fund, Inc.

(b) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(c) Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through October 31, 1996. Certain of the Domestic Growth Funds' Class R shares recognized net investment income for the period from the initial purchase of Class R shares on February 27, 1996 through February 28, 1996 as follows, none of which was distributed to the sole shareholder, Principal Management Corporation. Additionally, the Domestic Growth Funds incurred unrealized gains (losses) on investments during the initial interim period as follows. This represents Class R share activities of each fund prior to the initial offering of Class R shares:
                                                   Per Share      Per Share
                                                 Net Investment   Unrealized
                                                    Income        Gain (Loss)
    Principal Balanced Fund, Inc.                     $-          $(.03)
    Principal Blue Chip Fund, Inc.                     .01         (.02)
    Principal Capital Value Fund, Inc.                 .01         (.11)
    Principal Growth Fund, Inc.                        .01          .10
    Principal MidCap Fund, Inc.                         -            .19

(d)  Total return amounts have not been annualized.

(e)  Computed on an annualized basis.

(f) Without the Manager's voluntary waiver of a portion of certain of its expenses (see Note 3 to the financial statements) for the periods indicated, the following funds would have had per share net investment income and the ratios of expenses to average net assets as shown:

                                           Periods          Per Share      Ratio of Expenses
                                             Ended       Net Investment     to Average Net         Amount
                  Fund                     October 31,       Income             Assets             Waived


   Principal Blue Chip Fund, Inc.
                  Class A                    2000       $  .01                  1.33%            $ 239,527
                  Class R                    2000         (.09)                 1.77                45,530

   Principal LargeCap Stock Index Fund, Inc.
                  Class A                    2000        $(.01)                 1.82%(e)         $  41,967
                  Class R                    2000         (.02)                 2.04(e)             28,818

   Principal Partners Aggressive Growth Fund, Inc.
                  Class A                    2000        $(.08)                 1.99%            $ 137,876
                  Class R                    2000         (.09)                 2.33                13,862

   Principal Partners LargeCap Growth Fund, Inc.
                  Class A                    2000        $(.06)                 2.44%(e)         $  20,357
                  Class R                    2000         (.10)                 2.92(e)              6,992

   Principal Partners MidCap Growth Fund, Inc.
                  Class A                    2000        $(.06)                 2.50%(e)         $  28,903
                  Class R                    2000         (.10)                 2.94(e)              6,375

   Principal Real Estate Fund, Inc.
                  Class A                    2000        $  -                   2.17%            $  21,860
                  Class R                    2000          .02                  2.48                 3,835

   Principal SmallCap Fund, Inc.
                  Class A                    2000       $(.11)                  1.76%            $   2,978
                  Class R                    2000        (.03)                  2.19                11,126

   Principal Utilities Fund, Inc.
                  Class A                    1998         $.39                  1.23%            $  60,477
                                             1997          .46                  1.25%               65,940
                                             1996          .43                  1.25%               54,932

                  Class R                    1998          .28                  2.10%               12,481
                                             1997          .31                  2.67%                9,355
                                             1996(c)       .28                  1.47%(e)              -

     The Manager ceased its waiver of expenses for the Principal Utilities Fund, Inc. as of October 31, 1998.

(g) Dividends and distributions which exceed investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains on investments. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distribution.

(h) Period from March 1, 2000, date Class A shares first offered to the public and Class R shares first offered to eligible purchasers, through October 31, 2000.

(i) Period from December 31, 1997, date Class A shares first offered to the public and Class R shares first offered to eligible purchasers, through October 31, 1998. With respect to Principal Real Estate Fund, Inc. Class A and Class R shares, net investment income aggregating $.03 per share for the period from the initial purchase of shares on December 11, 1997 through December 30, 1997 was recognized, of which $.01 per share was distributed to its sole shareholder, Principal Life Insurance Company, during the period. With respect to Principal SmallCap Fund, Inc. Class A and Class R shares, net investment income aggregating $.02 per share from the initial purchase of shares on December 11, 1997 through December 30, 1997 was recognized. Principal SmallCap Fund, Inc. Class A and Class R did distribute $.01 per share a taxable return of capital to the sole shareholder Principal Life Insurance Company, during the period. Principal Real Estate Fund, Inc. and Principal SmallCap Fund, Inc. Class A and Class R shares incurred unrealized gains (losses) on investments during the initial interim period as follows. This represents Class A and Class R share activities of each fund prior to the initial public offering of each class of shares.

                                                   Per Share Unrealized
                                                        Gain (Loss)

                                               Class                 Class
                                                 A                     R

       Principal Real Estate Fund, Inc.        $ .13                 $ .13
       Principal SmallCap Fund, Inc.            (.09)                 (.09)

International Growth-Oriented Funds

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL EUROPEAN EQUITY FUND, INC.
------------------------------------
Class A shares                                                 2000(a)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period...................      $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(b) .........         (.04)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................       (1.27)

                       Total from Investment Operations       (1.31)

Net Asset Value, End of Period.........................      $ 8.69

Total Return(c) .......................................    (13.10)%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $2,242
   Ratio of Expenses to Average Net Assets(b) .........       2.49%(e)
   Ratio of Net Investment Income (Operating Loss)
     to Average Net Assets                                  (1.09)%(e)
   Portfolio Turnover Rate.............................       48.6%(e)


PRINCIPAL EUROPEAN EQUITY FUND, INC.
------------------------------------
Class R shares                                                 2000(a)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period...................      $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(b)  .........        (.06)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................       (1.28)

                       Total from Investment Operations       (1.34)

Net Asset Value, End of Period.........................      $ 8.66

Total Return..........................................     (13.40)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $1,208
   Ratio of Expenses to Average Net Assets(b) ....            2.99%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................     (1.40)%(e)
   Portfolio Turnover Rate.............................       48.6%(e)


PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.
Class A shares                                                 2000         1999         1998         1997(f)
----------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period...................       $8.56        $6.54        $8.29        $9.51
Income from Investment Operations:
   Net Investment Income (Operating Loss)(b)  ....             (.10)        (.03)        (.02)        (.01)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................         .31         2.05        (1.73)       (1.21)

                       Total from Investment Operations         .21         2.02        (1.75)       (1.22)

Dividends in Excess of Net Investment Income(g)........        (.02)         --          --           --

Net Asset Value, End of Period.........................       $8.75        $8.56        $6.54        $8.29

Total Return(c) .......................................       2.36%       30.89%     (21.11)%     (10.18)%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $17,890      $13,401       $7,312       $5,039
   Ratio of Expenses to Average Net Assets(b) ....            2.49%        2.75%        3.31%        2.03%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................     (1.05)%       (.35)%       (.36)%       (.32)%(e)
   Portfolio Turnover Rate.............................      112.9%        95.8%        45.2%        21.4%(e)


PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND, INC.
Class R shares                                                 2000         1999         1998         1997(f)
--------------------------------------------------------------------------------  ------------------------
Net Asset Value, Beginning of Period...................       $8.55        $6.53        $8.28        $9.51
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............        (.11)         --          (.04)        (.01)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................         .29         2.02        (1.71)       (1.22)

                       Total from Investment Operations         .18         2.02        (1.75)       (1.23)

Dividends in Excess of Net Investment Income(g)........        (.02)         --          --           --

Net Asset Value, End of Period.........................       $8.71        $8.55        $6.53        $8.28

Total Return...........................................       2.04%       30.93%     (21.14)%     (10.29)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $4,619       $3,606       $2,202       $2,510
   Ratio of Expenses to Average Net Assets.............       2.74%        2.67%        3.47%        2.20%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................     (1.31)%       (.22)%       (.60)%       (.51)%(e)
   Portfolio Turnover Rate.............................      112.9%        95.8%        45.2%        21.4%(e)


PRINCIPAL INTERNATIONAL FUND, INC.(h)
----------------------------------
Class A shares                                                 2000         1999         1998         1997        1996
--------------------------------------------------------------------------------         -----------------        ----
Net Asset Value, Beginning of Period...................      $10.04       $ 9.20        $9.33        $8.14       $7.28
Income from Investment Operations:
   Net Investment Income...............................         .16          .13          .13          .09         .10
   Net Realized and Unrealized
     Gain on Investments...............................         .20         1.28          .04         1.52        1.17

                       Total from Investment Operations         .36         1.41          .17         1.61        1.27
Less Dividends and Distributions:
   Dividends from Net Investment Income................        (.23)        (.11)        (.10)        (.11)       (.08)
   Distributions from Capital Gains....................       (1.32)        (.46)        (.20)        (.31)       (.33)

                      Total Dividends and Distributions       (1.55)        (.57)        (.30)        (.42)       (.41)

Net Asset Value, End of Period.........................      $ 8.85       $10.04        $9.20        $9.33       $8.14

Total Return(c) .......................................       3.04%       16.18%        1.93%       20.46%      18.36%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............    $325,369     $338,144     $302,757     $281,158    $172,276
   Ratio of Expenses to Average Net Assets.............       1.27%        1.22%        1.25%        1.39%       1.45%
   Ratio of Net Investment Income to
     Average Net Assets................................       1.76%        1.35%        1.45%        1.25%       1.43%
   Portfolio Turnover Rate.............................       92.7%        58.7%        38.7%        26.6%       23.8%


PRINCIPAL INTERNATIONAL FUND, INC.(h)
----------------------------------
Class R shares                                                 2000         1999         1998         1997        1996(i)
-------------------------------------------------------------------  -----------         -----------------        ----
Net Asset Value, Beginning of Period...................       $9.96       $9.13         $9.27        $8.12       $7.48
Income from Investment Operations:
   Net Investment Income...............................         .11          .06          .06          .07         .01
   Net Realized and Unrealized
     Gain on Investments...............................         .20         1.27          .04         1.47         .63

                       Total from Investment Operations         .31         1.33          .10         1.54         .64
Less Dividends and Distributions:
   Dividends from Net Investment Income................        (.17)        (.04)        (.04)        (.08)        --
   Distributions from Capital Gains....................       (1.32)        (.46)        (.20)        (.31)        --

                      Total Dividends and Distributions       (1.49)        (.50)        (.24)        (.39)        --

Net Asset Value, End of Period.........................       $8.79        $9.96        $9.13        $9.27       $8.12

Total Return...........................................       2.54%      15.27%         1.13%       19.65%       9.29%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $28,113      $22,229      $17,739      $11,773      $1,057
   Ratio of Expenses to Average Net Assets.............       1.86%        1.93%        2.01%        2.10%       1.59%(e)
   Ratio of Net Investment Income to
     Average Net Assets................................       1.02%         .64%         .67%         .44%        .78%(e)
   Portfolio Turnover Rate.............................       92.7%        58.7%        38.7%        26.6%       23.8%(e)


PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
Class A shares                                                 2000         1999         1998         1997(f)
-------------------------------------------------------------------  -------------------------------------
Net Asset Value, Beginning of Period...................      $15.32        $9.99        $9.96       $10.04
Income from Investment Operations:
   Net Investment Income (Operating Loss)..............        (.32)        (.12)        (.07)        (.01)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................        3.51         5.53          .10         (.07)

                       Total from Investment Operations        3.19         5.41          .03         (.08)
Less Distributions from Capital Gains..................      (1.51)        (.08)         --           --

                                    Total Distributions       (1.51)        (.08)        --           --

Net Asset Value, End of Period.........................      $17.00       $15.32        $9.99       $ 9.96

Total Return(c) .......................................      21.21%       54.52%         .30%         .50%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............     $36,322      $23,612      $11,765       $6,210
   Ratio of Expenses to Average Net Assets.............       2.46%        2.21%        2.66%        1.99%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................     (1.41)%      (1.02)%       (.81)%       (.40)%(e)
   Portfolio Turnover Rate.............................      329.8%       191.5%        99.8%        10.4%(e)


PRINCIPAL INTERNATIONAL SMALLCAP FUND, INC.
Class R shares                                                 2000         1999         1998         1997(f)
--------------------------------------------------------------------------------  ------------------------
Net Asset Value, Beginning of Period...................      $15.36       $10.01       $ 9.96       $10.04
Income from Investment Operations:
   Net Investment Income (Operating Loss)................      (.24)        (.10)        (.07)        (.01)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................        3.41         5.53          .12         (.07)

                       Total from Investment Operations        3.17         5.43          .05         (.08)
Less Distributions from Capital Gains..................      (1.51)        (.08)         --           --

                                    Total Distributions       (1.51)        (.08)        --           --

Net Asset Value, End of Period.........................      $17.02       $15.36       $10.01       $ 9.96

Total Return...........................................      21.01%       54.61%         .50%         .50%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $8,952       $6,188       $3,317       $3,004
   Ratio of Expenses to Average Net Assets.............       2.64%        2.12%        2.51%        2.15%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................     (1.58)%       (.93)%       (.68)%       (.54)%(e)
   Portfolio Turnover Rate.............................      329.8%       191.5%        99.8%        10.4%(e)


PRINCIPAL PACIFIC BASIN FUND, INC.
----------------------------------
Class A shares                                                 2000(a)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period...................      $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(b)  .........        (.04)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................       (1.35)

                       Total from Investment Operations       (1.39)

Net Asset Value, End of Period.........................      $ 8.61

Total Return(c) .......................................    (13.90)%(d)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $1,860
   Ratio of Expenses to Average Net Assets(b) .........       2.10%(e)
   Ratio of Net Investment Income (Operating Loss) to
     Average Net Assets................................     (1.21)%(e)
   Portfolio Turnover Rate.............................       51.4%(e)


PRINCIPAL PACIFIC BASIN FUND, INC.
----------------------------------
Class R shares                                                 2000(a)
-------------------------------------------------------------------
Net Asset Value, Beginning of Period...................      $10.00
Income from Investment Operations:
   Net Investment Income (Operating Loss)(b)  .........        (.07)
   Net Realized and Unrealized
     Gain (Loss) on Investments........................       (1.32)

                       Total from Investment Operations       (1.39)

Net Asset Value, End of Period.........................      $ 8.61

Total Return...........................................    (13.90)%(d)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)............      $1,129
   Ratio of Expenses to Average Net Assets(b) .........       2.35%(e)
   Ratio of Net Investment Income (Operating Loss) to
    Average Net Assets.................................     (1.45)%(e)
   Portfolio Turnover Rate.............................       51.4%(e)


 Notes to Financial Highlights

(a) Period from May 1, 2000, date Class A shares first offered to the public and Class R shares first offered to eligible purchasers, through October 31, 2000.

(b)  Without the Managers voluntary waiver of a portion of certain expenses (see
     Note 3 to the financial statements) for the periods indicated, the following funds would have had per share net investment income and the ratios of expenses to average net assets as shown:

                                     Periods    Per Share       Ratio of Expenses
                                      Ended   Net Investment       to Average          Amount
            Fund                   October 31,   Income            Net Assets          Waived

Principal European Equity Fund, Inc.
        Class A                       2000        (.07)              3.42%(e)         $  8,462
        Class R                       2000        (.11)              3.67%(e)            4,211

Principal International Emerging
  Markets Fund, Inc.
        Class A                       2000        (.11)              2.59%              20,727

Principal Pacific Basin Fund, Inc.
        Class A                       2000        (.07)              2.88%(e)            6,397
        Class R                       2000        (.11)              3.27%(e)            5,545

(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)  Total return amounts have not been annualized.

(e)  Computed on an annualized basis.

(f) Period from August 29, 1997, date Class A shares first offered to the public and Class R shares first offered to eligible purchasers, through October 31, 1997. Principal International Emerging Markets Fund, Inc. and Principal International SmallCap Fund, Inc. classes of shares recognized net investment income as follows for the period from the initial purchase of shares on August 14, 1997, through August 28, 1997, none of which was distributed to the sole shareholder, Principal Life Insurance Company. Principal International Emerging Markets Fund, Inc. and Principal International SmallCap Fund, Inc. incurred unrealized gains (losses) on investments during the initial interim period as follows. This represents Class A and Class R share activities prior to the initial public offering of all classes of shares of each fund.

                                                          Per Share          Per Share
                                                        Net Investment       Unrealized
                                                           Income            Gain (Loss)

  Principal International Emerging Markets Fund, Inc.:
      Class A                                                $.01            $(.50)
      Class R                                                 .01             (.50)

  Principal International SmallCap Fund, Inc.:
      Class A                                                 .01              .03
      Class R                                                 .01              .03

(g) Dividends and distributions which exceed investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains on investments. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distribution.

(h) Effective January 1, 1998, Princor World Fund, Inc. changed its name to Principal International Fund, Inc.

Income-Oriented Funds

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL BOND FUND, INC.(a)
-------------------------
Class A shares                                                 2000         1999         1998         1997        1996
---------------------------------------------------------------------------------------------         ----        -------
Net Asset Value, Beginning of Period                          $10.66       $11.59      $11.44        $11.17      $11.42
Income from Investment Operations:
   Net Investment Income(b)   ...........................        .72          .70         .71           .75         .76
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.40)        (.91)        .16           .33        (.25)

                        Total from Investment Operations         .32         (.21)        .87          1.08         .51
Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.73)        (.69)       (.72)         (.81)       (.76)
   Excess Distributions from Capital Gains(c)  .........          --         (.03)        --           --            --

                       Total Dividends and Distributions        (.73)        (.72)       (.72)         (.81)       (.76)

Net Asset Value, End of Period...........................     $10.25       $10.66      $11.59        $11.44      $11.17

Total Return(d) ....................................           3.23%      (1.92)%        7.76%       10.15%        4.74%
 Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............   $124,630     $145,975     $148,081     $126,427     $113,437
   Ratio of Expenses to Average Net Assets(b)    ........      1.06%        1.04%         .95%         .95%         .95%
   Ratio of Net Investment Income to
     Average Net Assets..................................      6.96%        6.25%        6.19%        6.70%        6.85%
   Portfolio Turnover Rate...............................      60.7%        48.9%        15.2%        12.8%         3.4%


PRINCIPAL BOND FUND, INC.(a)
-------------------------
Class R shares                                                 2000         1999         1998         1997        1996(e)
-----------------------------------------------------------------------------------------------------------       ----
Net Asset Value, Beginning of Period.....................     $10.67       $11.59      $11.43        $11.16      $11.27
Income from Investment Operations:
   Net Investment Income(b)   ...........................        .68          .63         .63           .71         .51
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.39)        (.90)        .16           .30        (.13)

                        Total from Investment Operations         .29         (.27)        .79          1.01         .38
Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.68)        (.62)       (.63)         (.74)       (.49)
   Excess Distributions from Capital Gains(c)   .........       --           (.03)       --            --          --

                       Total Dividends and Distributions        (.68)        (.65)       (.63)         (.74)       (.49)

Net Asset Value, End of Period...........................     $10.28       $10.67      $11.59        $11.43      $11.16

Total Return.............................................      2.85%      (2.45)%        7.05%        9.49%        3.75%(f)
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $16,071      $16,096      $12,196       $5,976         $525
   Ratio of Expenses to Average Net Assets(b)    ........      1.48%        1.61%        1.45%        1.45%        1.28%(g)
   Ratio of Net Investment Income to
     Average Net Assets..................................      6.54%        5.68%        5.66%        6.11%        6.51%(g)
   Portfolio Turnover Rate...............................      60.7%        48.9%        15.2%        12.8%         3.4%(g)


PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.(a)
-------------------------------------------------
Class A shares                                                 2000         1999         1998         1997        1996
---------------------------------------------------------------------------------------------         ----        -------
Net Asset Value, Beginning of Period.....................     $11.10       $11.63      $11.51        $11.26      $11.31
Income from Investment Operations:
   Net Investment Income.................................        .68          .69         .70           .70         .70
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................        .07         (.52)        .12           .29        (.05)

                        Total from Investment Operations         .75          .17         .82           .99         .65
Less Dividends from Net Investment Income................       (.67)        (.70)       (.70)         (.74)       (.70)

Net Asset Value, End of Period...........................     $11.18       $11.10      $11.63        $11.51      $11.26

Total Return(d)  ........................................      7.09%        1.47%        7.38%        9.23%        6.06%
Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............   $213,114     $237,811     $251,455     $249,832     $259,029
   Ratio of Expenses to Average Net Assets...............       .94%         .89%         .86%         .84%         .81%
   Ratio of Net Investment Income to
     Average Net Assets..................................      6.14%        6.04%        6.07%        6.19%        6.31%
   Portfolio Turnover Rate...............................       6.9%        19.4%        17.1%        10.8%        25.9%


PRINCIPAL GOVERNMENT SECURITIES INCOME FUND, INC.(a)
-------------------------------------------------
Class R shares                                                 2000         1999         1998         1997        1996(e)
-----------------------------------------------------------------------------------------------------------       ----
Net Asset Value, Beginning of Period.....................     $11.03       $11.55      $11.42        $11.21      $11.27
Income from Investment Operations:
   Net Investment Income.................................        .62          .61         .61           .64         .47
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................        .08         (.52)        .13           .24        (.08)

                        Total from Investment Operations         .70          .09         .74           .88         .39
Less Dividends from Net Investment Income................       (.61)        (.61)       (.61)         (.67)       (.45)

Net Asset Value, End of Period...........................     $11.12       $11.03      $11.55        $11.42      $11.21

Total Return.............................................      6.63%         .78%        6.66%        8.19%        3.76%(f)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $12,976      $11,539       $8,156       $4,152         $481
   Ratio of Expenses to Average Net Assets...............      1.40%        1.53%        1.64%        1.79%        1.18%(g)
   Ratio of Net Investment Income to
     Average Net Assets..................................      5.67%        5.40%        5.39%        5.21%        5.84%(g)
   Portfolio Turnover Rate...............................       6.9%        19.4%        17.1%        10.8%        25.9%(g)


PRINCIPAL HIGH YIELD FUND, INC.(a)
-------------------------------
Class A shares                                                 2000         1999         1998         1997        1996
---------------------------------------------------------------------------------------------         ----        --------
Net Asset Value, Beginning of Period.....................      $7.21        $7.63       $8.52         $8.27       $8.06
Income from Investment Operations:
   Net Investment Income.................................        .60          .63         .64           .67         .68
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.81)        (.41)       (.88)          .31         .23

                        Total from Investment Operations        (.21)         .22        (.24)          .98         .91
Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.57)        (.63)       (.64)         (.73)       (.70)
   Dividends in Excess of Net Investment Income(c)    (.07)     (.01)        (.01)      --            --

                       Total Dividends and Distributions        (.64)        (.64)       (.65)         (.73)       (.70)

Net Asset Value, End of Period...........................      $6.36        $7.21       $7.63         $8.52       $8.27

Total Return(d)  ........................................    (3.12)%        2.81%      (3.18)%       12.33%       11.88%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $22,869      $30,065      $33,474      $38,239      $28,432
   Ratio of Expenses to Average Net Assets...............      1.44%        1.31%        1.40%        1.22%        1.26%
   Ratio of Net Investment Income to
     Average Net Assets..................................      8.71%        8.23%        7.71%        7.99%        8.49%
   Portfolio Turnover Rate...............................     152.6%        86.1%        65.9%        39.2%        18.8%


PRINCIPAL HIGH YIELD FUND, INC.(a)
-------------------------------
Class R shares                                                 2000         1999         1998         1997        1996(e)
-----------------------------------------------------------------------------------------------------------       ----
Net Asset Value, Beginning of Period.....................      $7.08        $7.51       $8.40         $8.20       $8.21
Income from Investment Operations:
   Net Investment Income.................................        .54          .56         .57           .62         .46
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.79)        (.40)       (.87)          .26        (.03)

                        Total from Investment Operations        (.25)         .16        (.30)          .88         .43
Less Dividends and Distributions:
   Dividends from Net Investment Income..................       (.53)        (.56)       (.58)         (.68)       (.44)
   Dividends in Excess of Net Investment Income(c).......       (.07)        (.03)       (.01)          --           --

                       Total Dividends and Distributions        (.60)        (.59)       (.59)         (.68)       (.44)

Net Asset Value, End of Period...........................      $6.23        $7.08       $7.51         $8.40       $8.20

Total Return.............................................    (3.78)%        2.01%      (3.97)%       11.14%        5.60%(f)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............     $2,139       $2,598       $2,734       $1,961         $124
   Ratio of Expenses to Average Net Assets...............      2.02%        2.09%        2.28%        2.42%        1.59%(g)
   Ratio of Net Investment Income to
     Average Net Assets..................................      8.14%        7.43%        6.84%        6.70%        7.84%(g)
   Portfolio Turnover Rate...............................     152.6%        86.1%        65.9%        39.2%        18.8%(g)


PRINCIPAL LIMITED TERM BOND FUND, INC.(a)
--------------------------------------
Class A shares                                                 2000         1999         1998         1997        1996(h)
-----------------------------------------------------------------------------------------------------------       ----
Net Asset Value, Beginning of Period.....................      $9.54        $9.93       $9.88         $9.89       $9.90
Income from Investment Operations:
   Net Investment Income(b)   ...........................        .59          .57         .57           .61         .38
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.05)        (.39)        .06           .03        (.04)

                        Total from Investment Operations         .54          .18         .63           .64         .34
Less Dividends from Net Investment Income................       (.58)        (.57)       (.58)         (.65)       (.35)

Net Asset Value, End of Period...........................      $9.50        $9.54       $9.93         $9.88       $9.89

Total Return(d)  ........................................      5.94%        1.83%        6.57%        6.75%        3.62%(f)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............    $25,183      $27,096      $27,632      $20,567      $17,249
   Ratio of Expenses to Average Net Assets(b)    .....           99%        1.00%         .82%         .90%         .89%(g)
   Ratio of Net Investment Income to
     Average Net Assets..................................      6.16%        5.76%        5.86%        6.20%        6.01%(g)
   Portfolio Turnover Rate...............................      31.5%        20.9%        23.8%        17.4%        16.5%(g)


PRINCIPAL LIMITED TERM BOND FUND, INC.(a)
--------------------------------------
Class R shares                                                 2000         1999         1998         1997        1996(e)
-----------------------------------------------------------------------------------------------------------       ----
Net Asset Value, Beginning of Period.....................      $9.55        $9.93       $9.85         $9.88       $9.90
Income from Investment Operations:
   Net Investment Income(b)   ...........................        .52          .50         .52           .54         .36
   Net Realized and Unrealized Gain (Loss)
     on Investments......................................       (.03)        (.39)        .07           .03        (.06)

                        Total from Investment Operations         .50          .11         .59           .57         .30
Less Dividends from Net Investment Income................       (.51)        (.49)       (.51)         (.60)       (.32)

Net Asset Value, End of Period...........................      $9.54        $9.55       $9.93         $9.85       $9.88

Total Return.............................................      5.38%        1.13%        6.12%        6.01%        3.24%(f)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands)..............     $4,934       $3,276       $2,034         $606          $83
   Ratio of Expenses to Average Net Assets(b)    ...           1.59%        1.41%        1.44%        1.48%        1.40%(g)
   Ratio of Net Investment Income to
     Average Net Assets..................................      5.58%        5.35%        5.21%        5.60%        5.64%(g)
   Portfolio Turnover Rate...............................      31.5%        20.9%        23.8%        17.4%        16.5%(g)


Notes to Financial Highlights

(a) Effective January 1, 1998, the following changes were made to the names of the Income Funds:

              Former Fund Name                                       New Fund Name
------------------------------                                       -------------
Princor Bond Fund, Inc.                              Principal Bond Fund, Inc.
Princor Government Securities Income Fund, Inc.      Principal Government Securities Income Fund, Inc.
Princor High Yield Fund, Inc.                        Principal High Yield Fund, Inc.
Princor Limited Term Bond Fund, Inc.                 Principal Limited Term Bond Fund, Inc.

(b) Without the Manager's voluntary waiver of a portion of certain of its expenses (see Note 3 to the financial statements) for the periods indicated, the following funds would have had per share net investment income and the ratios of expenses to average net assets as shown:

                                                   Year Ended
                                                    October 31,        Per Share        Ratio of Expenses
                                                      Except        Net Investment       to Average Net         Amount
                                                     as Noted           Income               Assets             Waived


         Principal Bond Fund, Inc.:*
              Class A                                 1998                $.70               1.04%             $121,092
                                                      1997                 .74                .98                41,256
                                                      1996                 .76                .97                22,536

              Class R                                 1998                 .61               1.72                25,144
                                                      1997                 .69               1.78                10,427
                                                      1996(g)              .51               1.28(e)                  3

         Principal Limited Term Bond Fund, Inc.:
              Class A                                 2000                 .57               1.20                51,056
                                                      1999                 .55               1.14                40,285
                                                      1998                 .55               1.13                76,952
                                                      1997                 .59               1.15                46,271
                                                      1996(i)              .37               1.16(e)             22,716

              Class R                                 2000                 .49               1.94                13,973
                                                      1999                 .46               2.02                11,951
                                                      1998                 .46               2.22                11,781
                                                      1997                 .43               2.95                 6,831
                                                      1996(g)              .35               1.79(e)                 60

* The Manager ceased its waiver of expenses for Principal Bond Fund, Inc. on October 31, 1998.

(c) Dividends and distributions which exceed investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized gains on investments. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as tax return of capital distributions.

(d) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(e) Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through October 31, 1996. The Income Funds' Class R shares recognized no net investment income for the period from the initial purchase by Principal Management Corporation of Class R shares on February 27, 1996 through February 28, 1996. Certain of the Income Funds' Class R shares incurred unrealized losses on investments during the initial interim period as follows. This represents Class R share activities of each fund prior to the initial offering of Class R shares:

                                                              Per Share
                                                          Unrealized (Loss)

  Principal Bond Fund, Inc.                                     $(.03)
  Principal Government Securities Income Fund, Inc.              (.03)
  Principal Limited Term Bond Fund, Inc.                         (.02)

(f)  Total return amounts have not been annualized.

(g)  Computed on an annualized basis.

(h) Period from February 29, 1996, date shares first offered to the public, through October 31, 1996. With respect to Class A shares, net investment income, aggregating $.02 per share for the period from the initial purchase of shares on February 13, 1996 through February 28, 1996, was recognized, none of which was distributed to its sole shareholder, Principal Life Insurance Company during the period. Additionally, Class A shares incurred unrealized losses on investments of $.12 per share during the initial interim period. This represents Class A share activities of the fund prior to the initial public offering of shares.

Money Market Fund

Selected data for a share of Capital Stock outstanding throughout each year ended October 31 (except as noted):

PRINCIPAL CASH MANAGEMENT FUND, INC.(a)
------------------------------------
Class A shares                                                 2000         1999         1998         1997        1996
---------------------------------------------------------------------------------------------         ----        -------
Net Asset Value, Beginning of Period....................     $1.000       $1.000       $1.000       $1.000      $1.000
Income from Investment Operations:
   Net Investment Income(b) ............................       .056         .045         .051         .050        .049

                       Total from Investment Operations        .056         .045         .051         .050        .049
Less Dividends From Net Investment Income..............      (.056)       (.045)       (.051)       (.050)      (.049)

                                        Total Dividends       (.056)       (.045)       (.051)       (.050)      (.049)

Net Asset Value, End of Period..........................     $1.000       $1.000       $1.000       $1.000      $1.000

Total Return(c) ........................................      5.71%        4.56%        5.10%        4.96%       5.00%

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands).............   $390,154     $352,675     $294,918     $836,072    $694,962
   Ratio of Expenses to Average Net Assets(b) .......           70%         .69%         .56%(d)      .63%        .66%
   Ratio of Net Investment Income to
     Average Net Assets.................................      5.54%        4.45%        5.12%        4.98%       4.88%


PRINCIPAL CASH MANAGEMENT FUND, INC.(a)
------------------------------------
Class R shares                                                 2000         1999         1998         1997        1996(e)
---------------------------------------------------------------------------------------------------------- -----------
Net Asset Value, Beginning of Period....................     $1.000       $1.000       $1.000       $1.000      $1.000
Income from Investment Operations:
   Net Investment Income(b) ............................       .051         .040         .046         .044        .030

                       Total from Investment Operations        .051         .040         .046         .044        .030
Less Dividends from Net Investment Income..............      (.051)       (.040)       (.046)       (.044)      (.030)

                                        Total Dividends       (.051)       (.040)       (.046)       (.044)      (.030)

Net Asset Value, End of Period..........................     $1.000       $1.000       $1.000       $1.000      $1.000

Total Return............................................      5.23%        4.04%        4.56%        4.16%       2.97%(f)

Ratio/Supplemental Data:
   Net Assets, End of Period (in thousands).............    $16,781      $15,571      $10,414       $4,296      $1,639
   Ratio of Expenses to Average Net Assets(b) .....           1.15%        1.15%        1.05%(d)     1.26%        .99%(g)
   Ratio of Net Investment Income to
     Average Net Assets.................................      5.09%        3.99%        4.62%        4.40%       4.41%(g)


Notes to Financial Highlights

(a) Effective January 1, 1998, the following change was made to the name of the Money Market Fund:

           Former Fund Name                            New Fund Name
---------------------------                            -------------
  Princor Cash Management Fund, Inc.        Principal Cash Management Fund, Inc.

(b) Without the Manager's voluntary waiver of a portion of certain of its expenses (see Note 3 to the financial statements) for the periods indicated, the Fund would have had per share net investment income and the ratios of expenses to average net assets as shown:


                             Year Ended                         Ratio of
                           October 31,         Per Share        Expenses
                             Except         Net Investment     to Average          Amount
                             as Noted           Income         Net Assets          Waived


         Class A               1998            $.051               .56%         $   --
                               1997             .050               .63              --
                               1996             .049               .67              7,102

         Class R               1998             .046              1.05              --
                               1997             .043              1.34              2,441
                               1996(h)          .030               .99(e)           --

     The Manager ceased its waiver of expenses for Principal Cash Management Fund, Inc. on March 1, 1998.

(c) Total return is calculated without the front-end sales charge or contingent deferred sales charge.

(d)  Management fee waivers apply to November 1, 1997 through February 28, 1998.

(e) Period from February 29, 1996, date Class R shares first offered to eligible purchasers, through October 31, 1996.

(f)  Total return amounts have not been annualized.

(g)  Computed on an annualized basis.



Additional information about the Funds is available in the Statement of Additional Information, dated March 1, 2001, and which is part of this prospectus. Information about the Funds' investments is also available in the Funds' annual and semiannual reports to shareholders. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during its last fiscal year. The Statement of Additional Information and annual and semiannual reports can be obtained free of charge by writing or telephoning Princor Financial Services Corporation, P.O. Box 10423, Des Moines, IA 50306. Telephone 1-800-247-4123.


Information about the Funds can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the public reference room may be obtained by calling the Commission at 800-SEC-0330. Reports and other information about the Funds are available on the Commission's internet site at http://www.sec.gov. Copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, D.C. 20549-6009.

The U.S. Government does not insure or guarantee an investment in any of the Funds. There can be no assurance the Money Market Fund will be able to maintain a stable share price of $1.00 per share.

Shares of the Funds are not deposits or obligations of, or guaranteed or endorsed by, any financial institution, nor are shares of the Funds federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency.

 SEC FILE                   DOMESTIC GROWTH-ORIENTED FUNDS

 811-05072                  Principal Balanced Fund, Inc.
 811-06263                  Principal Blue Chip Fund, Inc.
 811-01874                  Principal Capital Value Fund, Inc.
 811-01873                  Principal Growth Fund, Inc.
 811-09755                  Principal LargeCap Stock Index Fund, Inc.
 811-05171                  Principal MidCap Fund, Inc.
 811-09567                  Principal Partners Equity Growth Fund, Inc.
 811-09757                  Principal Partners LargeCap Growth Fund, Inc.
 811-09759                  Principal Partners MidCap Growth Fund, Inc.
 811-08379                  Principal Real Estate Fund, Inc.
 811-08381                  Principal SmallCap Fund, Inc.
 811-07266                  Principal Utilities Fund, Inc.

                            INTERNATIONAL GROWTH-ORIENTED FUNDS

 811-09801                  Principal European Equity Fund, Inc.
 811-08249                  Principal International Emerging Markets Fund, Inc.
 811-03183                  Principal International Fund, Inc.
 811-08251                  Principal International SmallCap Fund, Inc.
 811-09803                  Principal Pacific Basin Fund, Inc.

                            INCOME-ORIENTED FUNDS

 811-05172                  Principal Bond Fund, Inc.
 811-04226                  Principal Government Securities Income Fund, Inc.
 811-05174                  Principal High Yield Fund, Inc.
 811-07453                  Principal Limited Term Bond Fund, Inc.

                            MONEY MARKET FUND

 811-03585                  Principal Cash Management Fund, Inc.


                                    APPENDIX



RELATED PERFORMANCE OF THE SUB-ADVISORS

The following tables set forth historical information about client accounts managed by a Sub-Advisor that have investment objectives, policies and strategies substantially similar to those of the corresponding Fund the Sub-Advisor manages. These client accounts may consist of individuals, institutions and other mutual funds. This composite data is provided to illustrate the past performance of each Sub-Advisor in managing similar accounts and does not represent the performance of any Fund.

On the following pages "composite performance" is shown for each Sub-Advisor with regard to all of those similarly managed accounts. The composite performance is computed based upon essentially the Sub-Advisor's asset weighted "average" performance with regard to such accounts. The composite performance information shown is based on a composite of all accounts of each Sub-Advisor (and its predecessor, if any) having substantially similar investment objectives, policies and strategies to the corresponding Fund. The composite results reflect the deduction of all fees and expenses actually incurred by the client accounts.

Portions of the information below are based on data supplied by the Sub-Advisors and from statistical services, reports or other sources believed by the Manager to be reliable. However, such information has not been verified or audited by the Manager.

Some of the accounts included in the composites are not mutual funds registered under the 1940 Act. Those accounts are not subject to investment limitations, diversification requirements and other restrictions imposed by the 1940 Act and the Internal Revenue Code. If such requirements were applicable to these accounts, the performance shown may have been lower.

The performance data should not be considered as an indication of future performance of any Fund or any Sub-Advisor. In addition, the effect of taxes is not reflected in the information below as it will depend on the investor's tax status.

Certain of the Funds started operation in December 2000 and have no historical performance data. When available, Fund performance for Class A shares is shown. The performance of Class R shares will vary from the performance of Class A shares based on the differences in sales charges and fees.


PERFORMANCE RESULTS - DOMESTIC GROWTH FUNDS
                                                     Average Annual Performance
                                                     through December 31, 2000)
                                                         YTD              1 YR          3 YR         5 YR        10 YR
Principal Balanced Fund, Inc. - Class A                   -0.71            -0.71         3.57         8.05       10.78
Invista Balanced Composite                                -6.47            -6.47         3.79        11.71
PCII Multi-Sector Composite                               12.00            12.00         6.34         6.60        8.29
S&P 500 Index                                             -9.11            -9.11        12.25        18.31       17.44
Lehman Brothers Aggregate Bond Index                      11.63            11.63         6.36         6.45        7.95
Average Domestic Hybrid Category (Morningstar)             2.06             2.06         7.50        10.90       11.82
Lipper Balanced Fund Average                               1.52             1.52         8.01        11.52       12.28

Principal Blue Chip Fund, Inc. - Class A                 -10.89           -10.89         5.15        11.38       11.65 (a)
Invista Large Cap Composite                              -12.12           -12.12         6.29        14.12
S&P 500 Index                                             -9.11            -9.11        12.25        18.31       17.44
Average LargeCap Blend Category (Morningstar)             -6.97            -6.97        10.77        15.96       15.66
Lipper Large-Cap Core Fund Average                        -8.96            -8.96        12.05        16.82       16.14

Principal Capital Value Fund, Inc. - Class A              -0.08            -0.08         1.43        10.64       13.43
Invista Large Cap Value Composite                          3.88             3.88         4.43        12.40
S&P 500 Index                                             -9.11            -9.11        12.25        18.31       17.44
S&P/BARRA 500 Value Index                                  6.08             6.08        11.09        16.79       16.86
Average LargeCap Value Category (Morningstar)              5.47             5.47         8.04        13.91       14.95
Lipper Large-Cap Value Fund Average                        1.32             1.32         9.79        15.74       15.81

Principal Growth Fund, Inc. - Class A                    -10.64           -10.64         7.70        12.48       16.49
Invista Large Cap Growth Composite                       -10.24           -10.24
S&P 500 Index                                             -9.11            -9.11        12.25        18.31       17.44
Average LargeCap Growth Category (Morningstar)           -14.09           -14.09        16.53        18.10       17.13
Lipper Large-Cap Growth Fund Average                     -16.22           -16.22        17.13        18.43       17.20

Principal LargeCap Stock Index Fund, Inc. - Class A       -2.94 (b)
Invista S&P 500 Index Composite                           -9.44            -9.44        11.87        17.91
S&P 500 Index                                             -9.11            -9.11        12.25        18.31       17.44
Average LargeCap Blend Category (Morningstar)             -6.97            -6.97        10.77        15.96       15.66
Lipper S&P 500 Index Fund Average                         -9.57            -9.57        11.72        17.82       16.99

Principal MidCap Fund, Inc. - Class A                     15.36            15.36         8.71        13.47       17.75
Invista Mid Cap Value Composite                            6.32             6.32         0.56         9.84
S&P 400 MidCap Index                                      17.51            17.51        17.08        20.39       19.84
Average MidCap Blend Category (Morningstar)                3.37             3.37         8.16        14.45       15.76
Lipper Mid-Cap Core Fund Average                           7.10             7.10        13.79        16.02       17.08

PERFORMANCE RESULTS - DOMESTIC GROWTH FUNDS
                                                  Annual Performance
                                                  (year ended December 31)
                                                       2000          1999      1998          1997        1996          1995
Principal Balanced Fund, Inc. - Class A                -0.71         0.63       11.20        17.29       13.00        23.39
Invista Balanced Composite                             -6.47         2.20       12.17        20.03       10.69        26.88
PCII Multi-Sector Composite                            12.00        -0.57        7.97        10.16        3.94        18.41
S&P 500 Index                                          -9.11        21.04       28.58        33.36       22.96        37.58
Lehman Brothers Aggregate Bond Index                   11.63        -0.82        8.69         9.65        3.63        18.47
Average Domestic Hybrid Category (Morningstar)          2.06         8.24       12.50        18.24       13.07        24.87
Lipper Balanced Fund Average                            1.52         9.14       13.96        19.42       13.78        26.07

Principal Blue Chip Fund, Inc. - Class A              -10.89        11.96       16.55        26.25       16.78        33.19
Invista Large Cap Composite                           -12.12         9.57       24.70        29.66       24.35
S&P 500 Index                                          -9.11        21.04       28.58        33.36       22.96        37.58
Average LargeCap Blend Category (Morningstar)          -6.97        19.72       21.95        27.43       20.37        31.99
Lipper Large-Cap Core Fund Average                     -8.96        23.40       24.34        27.28       20.98        31.78

Principal Capital Value Fund, Inc. - Class A           -0.08        -6.86       12.13        28.69       23.42        31.90
Invista Large Cap Value Composite                       3.88        -7.12       18.04        28.94       22.18
S&P 500 Index                                          -9.11        21.04       28.58        33.36       22.96        37.58
S&P/BARRA 500 Value Index                               6.08        12.72       14.68        29.99       21.99        37.00
Average LargeCap Value Category (Morningstar)           5.47         6.63       13.10        27.01       20.79        32.28
Lipper Large-Cap Value Fund Average                     1.32        14.29       15.70        26.81       21.32        31.26

Principal Growth Fund, Inc. - Class A                 -10.64        16.13       20.37        28.41       12.23        33.47
Invista Large Cap Growth Composite                    -10.24
S&P 500 Index                                          -9.11        21.04       28.58        33.36       22.96        37.58
Average LargeCap Growth Category (Morningstar)        -14.09        39.72       33.56        25.00       18.95        32.27
Lipper Large-Cap Growth Fund Average                  -16.22        30.91       23.57        25.12       19.70        31.61

Principal LargeCap Stock Index Fund, Inc. - Class      -2.94
Invista S&P 500 Index Composite                        -9.44        20.62       28.16        32.89       22.51        37.07
S&P 500 Index                                          -9.11        21.04       28.58        33.36       22.96        37.58
Average LargeCap Blend Category (Morningstar)          -6.97        19.72       21.95        27.43       20.37        31.99
Lipper S&P 500 Index Fund Average                      -9.57        20.49       28.23        32.56       22.66        36.84

Principal MidCap Fund, Inc. - Class A                  15.36        11.62       -0.23        22.94       19.13         34.2
Invista Mid Cap Value Composite                         6.32        -7.36        3.25        35.49       16.03        41.18
S&P 400 MidCap Index                                   17.51        14.72       19.11        32.25       19.20        30.95
Average MidCap Blend Category (Morningstar)             3.37        18.70        6.77        26.45       20.44        28.71
Lipper Mid-Cap Core Fund Average                        7.10        42.85       12.39        19.88       17.38        30.82

PERFORMANCE RESULTS - DOMESTIC GROWTH FUNDS
                                                  Annual Performance
                                                  (year ended December 31)
                                                        1994        1993       1992         1991
Principal Balanced Fund, Inc. - Class A                -3.38        9.01        10.47        31.72
Invista Balanced Composite                             -1.63       14.25        10.73        27.19
PCII Multi-Sector Composite                            -2.05       10.67         8.25        15.89
S&P 500 Index                                           1.32       10.08         7.62        30.47
Lehman Brothers Aggregate Bond Index                   -2.92        9.75         7.40        16.00
Average Domestic Hybrid Category (Morningstar)         -2.56       12.07         8.22        23.87
Lipper Balanced Fund Average                           -2.40       11.23         7.28        25.65

Principal Blue Chip Fund, Inc. - Class A                3.36        2.62         6.09
Invista Large Cap Composite
S&P 500 Index                                           1.32       10.08         7.62        30.47
Average LargeCap Blend Category (Morningstar)          -1.08       11.12         7.62        32.13
Lipper Large-Cap Core Fund Average                     -1.21       11.55         7.47        32.16

Principal Capital Value Fund, Inc. - Class A            0.21        7.56         9.09        37.21
Invista Large Cap Value Composite
S&P 500 Index                                           1.32       10.08         7.62        30.47
S&P/BARRA 500 Value Index                              -0.63       18.60        10.53        22.56
Average LargeCap Value Category (Morningstar)          -0.81       13.25         9.89        28.51
Lipper Large-Cap Value Fund Average                    -0.89       12.24         8.87        29.73

Principal Growth Fund, Inc. - Class A                   3.21        7.51        10.16        56.61
Invista Large Cap Growth Composite
S&P 500 Index                                           1.32       10.08         7.62        30.47
Average LargeCap Growth Category (Morningstar)         -2.32       10.31         5.83        43.69
Lipper Large-Cap Growth Fund Average                   -1.65       11.23         8.85        38.47

Principal LargeCap Stock Index Fund, Inc. - Class
Invista S&P 500 Index Composite                         1.05
S&P 500 Index                                           1.32       10.08         7.62        30.47
Average LargeCap Blend Category (Morningstar)          -1.08       11.12         7.62        32.13
Lipper S&P 500 Index Fund Average                       0.97       10.02         7.30        30.21

Principal MidCap Fund, Inc. - Class A                   3.03       12.29        14.81        52.83
Invista Mid Cap Value Composite                         0.98       11.43         7.57        33.54
S&P 400 MidCap Index                                   -3.58       13.95        11.91        50.10
Average MidCap Blend Category (Morningstar)            -1.61       14.50        14.93        36.20
Lipper Mid-Cap Core Fund Average                       -1.33       14.79        11.48        45.39


(a)   Period from March 1, 1991 through December 31, 2000
(b)   Period from March 1, 2000 through December 31, 2000

PERFORMANCE RESULTS - DOMESTIC GROWTH FUNDS

                                                                Average Annual Performance
                                                               (through December 31, 2000)
                                                                 YTD             1 YR          3 YR          5 YR         10 YR
Principal Partners Equity Growth Fund, Inc. - Class A           12.24            12.24 (a)
Morgan Stanley Equity Growth Composite                         -11.00           -11.00         14.50         21.00        18.30
S&P 500 Index                                                   -9.11            -9.11         12.25         18.31        17.44
Average LargeCap Growth Category (Morningstar)                 -14.09           -14.09         16.53         18.10        17.13
Lipper Large-Cap Growth Fund Average                           -16.22           -16.22         17.13         18.43        17.20

Principal Partners LargeCap Growth Fund, Inc. - Class A        -32.09 (b)
Duncan-Hurst Large-Cap Growth Equity Composite                 -13.82           -13.82         39.20         32.16
S&P 500 Index                                                   -9.11            -9.11         12.25         18.31        17.44
Russell 1000 Growth Index                                      -22.42           -22.42         12.72         18.12        17.33
Average LargeCap Growth Category (Morningstar)                 -14.09           -14.09         16.53         18.10        17.13
Lipper Large-Cap Growth Fund Average                           -16.22           -16.22         17.13         18.43        17.20

Principal Partners MidCap Growth Fund, Inc. - Class A          -29.49 (b)
Turner Investment Partners Midcap Growth Composite              -8.10            -8.10         37.95
Russell Midcap Growth Index                                    -11.74           -11.74         16.30         17.75        18.08
Average MidCap Growth Category (Morningstar)                    -6.90            -6.90         20.49         17.93        18.03
Lipper Mid-Cap Growth Fund Average                              10.01            10.01         21.05         17.62        19.06

Principal Real Estate Fund, Inc. - Class A                      29.65            29.65          2.17 (c)
PCREI Real Estate Composite                                     31.15            31.15          5.94
Morgan Stanley REIT Index                                       26.81            26.81          0.19         10.13
Average Specialty - Real Estate Category (Morningstar)          25.83            25.83          0.36         10.31        11.33
Lipper Real Estate Fund Average                                 25.62            25.62          0.45         10.26        11.79

Principal SmallCap Fund, Inc. - Class A                        -14.03           -14.03         11.63 (c)
Invista Small Cap Growth Composite                             -33.86           -33.86          2.38         10.56
S&P 600 Index                                                   11.80            11.80          7.43         13.56        17.43
Average SmallCap Blend Category (Morningstar)                   12.84            12.84          7.01         12.95        15.92
Lipper Small-Cap Core Fund Average                               5.07             5.07          8.77         12.52        15.52

Principal Utilities Fund, Inc. - Class A                        18.23            18.23         13.99         14.94        12.81
Invista Utilities Equity Composite                              18.43            18.43         13.92         14.91
S&P 500 Index                                                   -9.11            -9.11         12.25         18.31        17.44
Dow Jones Utilities w/Income Index                              51.07            51.07         19.12         17.81
Average Specialty - Utilities Category (Morningstar)             7.15             7.15         13.43         15.17        13.66
Lipper Utilities Fund Average                                    7.86             7.86          13.7         15.36        13.77

PERFORMANCE RESULTS - DOMESTIC GROWTH FUNDS

                                                                     Annual Performance
                                                                     (year ended December 31)
                                                                2000         1999         1998        1997         1996        1995
Principal Partners Equity Growth Fund, Inc. - Class A           12.24
Morgan Stanley Equity Growth Composite                         -11.00        39.42        21.11       31.40        31.23       45.03
S&P 500 Index                                                   -9.11        21.04        28.58       33.36        22.96       37.58
Average LargeCap Growth Category (Morningstar)                 -14.09        39.72        33.56       25.00        18.95       32.27
Lipper Large-Cap Growth Fund Average                           -16.22        30.91        23.57       25.12        19.70       31.61

Principal Partners LargeCap Growth Fund, Inc. - Class A
Duncan-Hurst Large-Cap Growth Equity Composite                 -13.82        30.46        39.20       37.21        32.16       34.43
S&P 500 Index                                                   -9.11        21.04        28.58       33.36        22.96       37.58
Russell 1000 Growth Index                                      -22.42        33.16        38.71       30.49        23.12       37.19
Average LargeCap Growth Category (Morningstar)                 -14.09        39.72        33.56       25.00        18.95       32.27
Lipper Large-Cap Growth Fund Average                           -16.22        30.91        23.57       25.12        19.70       31.61

Principal Partners MidCap Growth Fund, Inc. - Class A
Turner Investment Partners Midcap Growth Composite              -8.10       126.09        26.33       41.77        18.25
Russell Midcap Growth Index                                    -11.74        51.29        17.86       22.54        17.48       33.98
Average MidCap Growth Category (Morningstar)                    -6.90        63.90        17.51       17.05        16.99       34.79
Lipper Mid-Cap Growth Fund Average                              10.01        78.68        12.41       13.41        15.34       37.15

Principal Real Estate Fund, Inc. - Class A                      29.65        -4.76       -13.62
PCREI Real Estate Composite                                     31.15        -3.01       -10.20       19.83
Morgan Stanley REIT Index                                       26.81        -4.55       -16.90       18.58        35.89       12.90
Average Specialty - Real Estate Category (Morningstar)          25.83        -2.85       -15.97       23.14        32.37       14.82
Lipper Real Estate Fund Average                                 25.62        -3.35       -15.79       23.05        31.68       15.17

Principal SmallCap Fund, Inc. - Class A                        -14.03        43.22        -5.68
Invista Small Cap Growth Composite                             -33.86        66.37        -2.47       34.77        14.19
S&P 600 Index                                                   11.80        12.40        -1.31       25.58        21.32       29.97
Average SmallCap Blend Category (Morningstar)                   12.84        18.18        -3.64       26.12        19.66       25.51
Lipper Small-Cap Core Fund Average                               5.07        35.10         0.23       21.30        19.82       31.07

Principal Utilities Fund, Inc. - Class A                        18.23         2.25         22.5       29.58         4.56       33.87
Invista Utilities Equity Composite                              18.43        10.05        13.92       17.65        14.91       17.87
S&P 500 Index                                                   -9.11        21.04        28.58       33.36        22.96       37.58
Dow Jones Utilities w/Income Index                              51.07        -5.73        18.76       23.11         9.08       32.26
Average Specialty - Utilities Category (Morningstar)             7.15        16.34        19.35       25.83        11.39       27.10
Lipper Utilities Fund Average                                    7.86        16.68        19.15       25.82        11.08       27.53

PERFORMANCE RESULTS - DOMESTIC GROWTH FUNDS

                                                                     Annual Performance
                                                                     (year ended December 31)
                                                               1994        1993       1992         1991
Principal Partners Equity Growth Fund, Inc. - Class A
Morgan Stanley Equity Growth Composite                          3.18         4.32        5.99        25.54
S&P 500 Index                                                   1.32        10.08        7.62        30.47
Average LargeCap Growth Category (Morningstar)                 -2.32        10.31        5.83        43.69
Lipper Large-Cap Growth Fund Average                           -1.65        11.23        8.85        38.47

Principal Partners LargeCap Growth Fund, Inc. - Class A
Duncan-Hurst Large-Cap Growth Equity Composite                 28.89
S&P 500 Index                                                   1.32        10.08        7.62        30.47
Russell 1000 Growth Index                                       2.66         2.90        5.00        41.16
Average LargeCap Growth Category (Morningstar)                 -2.32        10.31        5.83        43.69
Lipper Large-Cap Growth Fund Average                           -1.65        11.23        8.85        38.47

Principal Partners MidCap Growth Fund, Inc. - Class A
Turner Investment Partners Midcap Growth Composite
Russell Midcap Growth Index                                    -2.16        11.19        8.71        47.03
Average MidCap Growth Category (Morningstar)                   -1.03        15.64        9.03        50.97
Lipper Mid-Cap Growth Fund Average                              0.59        17.56        9.77        56.63

Principal Real Estate Fund, Inc. - Class A
PCREI Real Estate Composite
Morgan Stanley REIT Index
Average Specialty - Real Estate Category (Morningstar)          0.17        21.10       16.00        30.12
Lipper Real Estate Fund Average                                -0.62        21.11       15.87        29.59

Principal SmallCap Fund, Inc. - Class A
Invista Small Cap Growth Composite
S&P 600 Index                                                  -4.77        18.78       21.04        48.49
Average SmallCap Blend Category (Morningstar)                  -0.97        16.65       14.39        39.57
Lipper Small-Cap Core Fund Average                             -0.58        16.87       13.00        51.50

Principal Utilities Fund, Inc. - Class A                      -11.09         8.42
Invista Utilities Equity Composite
S&P 500 Index                                                   1.32        10.08        7.62        30.47
Dow Jones Utilities w/Income Index                           -15.46         9.57
Average Specialty - Utilities Category (Morningstar)           -8.78        15.48        9.65        20.11
Lipper Utilities Fund Average                                  -8.79        14.53        9.81        20.58

(a)   Period from November 1, 1999 through December 31, 2000
(b)   Period from March 1, 2000 through December 31, 2000
(c)   Period from November 1, 1998 through December 31, 2000

PERFORMANCE RESULTS - INTERNATIONAL GROWTH FUNDS
                                                               Average Annual Performance
                                                              (through December 31, 2000)
                                                                     YTD              1 YR      3 YR          5 YR           10 YR
Principal European Equity Fund, Inc. - Class A                      11.73 (a)
BT European Composite                                              -15.51           -15.51       13.99        21.46
MSCI Europe (15) Index--ND                                          -8.39            -8.39       10.91        15.37           13.48
Average Europe Category (Morningstar)                               -6.58            -6.58       11.85        15.48           12.14
Lipper European Region Fund Average                                 -6.19            -6.19       13.07        15.77           12.61

Principal International Emerging Markets Fund, Inc. -
Class A                                                            -28.63           -28.63       -0.49        -3.87 (b)
Invista International Emerging Markets Equity Composite            -28.63           -28.63       -1.34         6.07
MSCI - Emerging Markets Free--ID                                    -30.61           -30.61       -4.82        -4.17            8.25
Average Diversified Emerging Market Category (Morningstar)         -31.11           -31.11       -5.04        -2.08            1.96
Lipper Emerging Markets Fund Average                               -30.59           -30.59       -4.98        -2.15            1.91

Principal International Fund, Inc. - Class A                        -8.64            -8.64        7.63        11.61           12.02
Invista International Broad Markets Composite                       -7.57            -7.57        9.25        12.79           13.45
MSCI EAFE (Europe, Australia, Far East) Index--ND                   -14.17           -14.17        9.34         7.13            8.24
Average Foreign Category (Morningstar)                             -15.66           -15.66       10.61         9.43            9.57
Lipper International Fund Average                                  -15.60           -15.60       10.16         9.45            9.85

Principal International SmallCap Fund, Inc. - Class A              -13.28           -13.28       22.37        19.30 (b)
Invista International Small Cap Equity Composite                   -11.70           -11.70       23.15        24.86
MSCI EAFE (Europe, Australia, Far East) Index--ND                   -14.17           -14.17        9.34         7.13            8.24
Average Foreign Category (Morningstar)                             -15.66           -15.66       10.61         9.43            9.57
Lipper International Small-Cap Fund Average                        -14.82           -14.82       18.85        16.80           12.68

Principal Pacific Basin Fund, Inc. - Class A                       -24.57 (a)
BT Pacific Basin Composite                                         -31.01           -31.01       19.84
MSCI Pacific Free Index--ND                                         -25.78           -25.78        6.09        -4.08            1.54
Average Diversified Pacific/Asia Category (Morningstar)            -35.75           -35.75        4.17        -3.50            5.65
Lipper Pacific Region Fund Average                                 -34.24           -34.24        5.16        -2.52            5.85

PERFORMANCE RESULTS - INTERNATIONAL GROWTH FUNDS
                                                                 Annual Performance
                                                                 (year ended December 31)
                                                                  2000          1999         1998        1997         1996
Principal European Equity Fund, Inc. - Class A
BT European Composite                                              -15.51        33.95       30.86       26.33        41.31
MSCI Europe (15) Index--ND                                          -8.39        15.89       28.53       23.80        21.09
Average Europe Category (Morningstar)                               -6.58        26.11       21.56       18.42        24.99
Lipper European Region Fund Average                                 -6.19        26.24       23.19       18.01        25.07

Principal International Emerging Markets Fund, Inc. -
Class A                                                            -28.63        67.20      -17.42
Invista International Emerging Markets Equity Composite            -28.63        63.25      -17.59       11.38        25.57
MSCI - Emerging Markets Free--ID                                    -30.61        58.89      -35.11       31.64        22.21
Average Diversified Emerging Market Category (Morningstar)         -31.11        71.86      -27.03       -3.68        13.35
Lipper Emerging Markets Fund Average                               -30.59        69.70      -27.58       -1.72        12.32

Principal International Fund, Inc. - Class A                        -8.64        25.82        8.48       12.22        23.76
Invista International Broad Markets Composite                       -7.57        25.78       10.47       12.43        24.54
MSCI EAFE (Europe, Australia, Far East) Index--ND                   -14.17        26.96       20.00        1.78         6.05
Average Foreign Category (Morningstar)                             -15.66        44.49       13.00        5.43        12.39
Lipper International Fund Average                                  -15.60        42.16       12.77        6.08        12.27

Principal International SmallCap Fund, Inc. - Class A              -13.28        84.72       14.40
Invista International Small Cap Equity Composite                   -11.70        86.79       13.24       15.62        40.53
MSCI EAFE (Europe, Australia, Far East) Index--ND                   -14.17        26.96       20.00        1.78         6.05
Average Foreign Category (Morningstar)                             -15.66        44.49       13.00        5.43        12.39
Lipper International Small-Cap Fund Average                        -14.82        79.83       13.95        2.96        18.74

Principal Pacific Basin Fund, Inc. - Class A
BT Pacific Basin Composite                                         -31.01       132.40        7.35      -27.91
MSCI Pacific Free Index--ND                                         -25.78        56.65        2.72      -25.87        -8.30
Average Diversified Pacific/Asia Category (Morningstar)            -35.75        92.50       -5.91      -27.90         4.02
Lipper Pacific Region Fund Average                                 -34.24        90.74       -5.94      -26.89         3.58

PERFORMANCE RESULTS - INTERNATIONAL GROWTH FUNDS
                                                                 Annual Performance
                                                              (year ended December 31)
                                                                  1995          1994     1993           1992         1991
Principal European Equity Fund, Inc. - Class A
BT European Composite                                              9.36         8.49       43.12
MSCI Europe (15) Index--ND                                        21.62         2.28       29.28       -4.71        13.11
Average Europe Category (Morningstar)                             16.26         2.52       28.15       -6.82         7.47
Lipper European Region Fund Average                               17.14         1.60       27.96       -4.85         8.09

Principal International Emerging Markets Fund, Inc. -
Class A
Invista International Emerging Markets Equity Composite             7.46
MSCI - Emerging Markets Free--ID                                  -12.83         0.64       53.92       13.41       149.65
Average Diversified Emerging Market Category (Morningstar)         -3.45        -9.27       73.26        0.26        18.10
Lipper Emerging Markets Fund Average                               -2.63       -12.35       71.62       -0.04         6.76

Principal International Fund, Inc. - Class A                      11.56        -5.26       46.34        0.81        15.25
Invista International Broad Markets Composite                     14.07        -2.39       44.83
MSCI EAFE (Europe, Australia, Far East) Index--ND                 11.21         7.78       32.56      -12.17        12.13
Average Foreign Category (Morningstar)                             9.82        -0.40       36.71       -4.54        13.07
Lipper International Fund Average                                  9.67        -1.00       36.49       -4.47        12.97

Principal International SmallCap Fund, Inc. - Class A
Invista International Small Cap Equity Composite                   3.61
MSCI EAFE (Europe, Australia, Far East) Index--ND                 11.21         7.78       32.56      -12.17        12.13
Average Foreign Category (Morningstar)                             9.82        -0.40       36.71       -4.54        13.07
Lipper International Small-Cap Fund Average                        7.69        -5.49       43.98       -4.09        11.69

Principal Pacific Basin Fund, Inc. - Class A
BT Pacific Basin Composite
MSCI Pacific Free Index--ND                                        2.95        12.76       36.21      -18.56        11.46
Average Diversified Pacific/Asia Category (Morningstar)            2.39        -5.49       59.02       -3.03        15.05
Lipper Pacific Region Fund Average                                 3.92        -5.56       60.50       -2.85        14.37

(a)   Period from May 1, 2000 through December 31, 2000
(b)   Period from August 29, 1997 through December 31, 2000

PERFORMANCE RESULTS - INCOME FUNDS

                                                                Average Annual Performance
                                                                (through December 31, 2000)
                                                                       YTD         1 YR         3 YR        5 YR             10 YR
Principal Bond Fund, Inc. - Class A                                    7.82         7.82        3.85        4.91             7.90
PCII Multi-Sector Composite                                           12.00        12.00        6.34        6.60             8.29
Lehman Brothers Aggregate Bond Index                                  11.63        11.63        6.36        6.45             7.95
Average Intermediate-Term Bond Category (Morningstar)                  9.45         9.45        5.11        5.43             7.62
Lipper Corporate Debt BBB Rated Fund Average                           7.99         7.99        4.05        5.26             8.27

Principal Government Securities Income Fund, Inc. - Class A           10.90        10.90        5.93        6.25             7.59
PCII Mortgage-Backed Broad Composite                                  11.08        11.08        6.21        6.48             7.70
Lehman Brothers GNMA Index                                            11.11        11.11        6.58        6.95             7.92
Average Intermediate Government Bond Category (Morningstar)           10.76        10.76        5.50        5.51             6.91
Lipper GNMA Fund Average                                              10.41        10.41        5.62        5.90             7.13

Principal High Yield Fund, Inc. - Class A                             -6.96        -6.96       -2.48        2.74             7.93
PCII High Quality Long-Term Bond Composite                            10.40        10.40        4.11
Lehman Brothers High Yield Composite Bond Index                       -5.86        -5.86       -0.61        4.27            11.16
Average High Yield Bond Category (Morningstar)                        -9.12        -9.12       -2.44        3.25             9.98
Lipper High Current Yield Fund Average                                -8.38        -8.38       -2.11        3.51            10.07

Principal Limited Term Bond Fund, Inc. - Class A                       8.67         8.67        5.39        5.66 (a)
PCII High Quality Short-Term Bond Composite                            8.81         8.81        5.50
Lehman Brothers Intermediate Gov't./Corporate Index                   10.12        10.12        6.22        6.11             7.35
Average Short-Term Bond Category (Morningstar)                         8.14         8.14        5.49        5.43             6.52
Lipper Short-Intermediate Investment Grade Debt Index                  8.27         8.27        5.32        5.38             6.58

PERFORMANCE RESULTS - INCOME FUNDS

                                                                  Annual Performance
                                                                (year ended December 31)
                                                                       2000        1999         1998        1997          1996
Principal Bond Fund, Inc. - Class A                                    7.82       -3.04         7.14       10.96         2.27
PCII Multi-Sector Composite                                           12.00       -0.57         7.97       10.16         3.94
Lehman Brothers Aggregate Bond Index                                  11.63       -0.82         8.69        9.65         3.63
Average Intermediate-Term Bond Category (Morningstar)                  9.45       -1.22         7.42        8.76         3.30
Lipper Corporate Debt BBB Rated Fund Average                           7.99       -2.16         5.62       10.37         4.25

Principal Government Securities Income Fund, Inc. - Class A           10.90        0.01         7.19        9.69         3.85
PCII Mortgage-Backed Broad Composite                                  11.08        0.22         7.62        9.97         3.90
Lehman Brothers GNMA Index                                            11.11        1.93         6.91        9.53         5.54
Average Intermediate Government Bond Category (Morningstar)           10.76       -1.44         7.45        8.45         2.80
Lipper GNMA Fund Average                                              10.41        0.08         6.46        8.84         3.73

Principal High Yield Fund, Inc. - Class A                             -6.96        0.97        -1.28        9.68        12.54
PCII High Quality Long-Term Bond Composite                            10.40       -7.41        10.39        4.85
Lehman Brothers High Yield Composite Bond Index                       -5.86        2.39         1.87       12.76        11.35
Average High Yield Bond Category (Morningstar)                        -9.12        4.32        -0.39       13.12        13.82
Lipper High Current Yield Fund Average                                -8.38        4.42        -0.69       12.86        13.69

Principal Limited Term Bond Fund, Inc. - Class A                       8.67        0.96         6.70        6.74
PCII High Quality Short-Term Bond Composite                            8.81        1.05         6.79        6.64
Lehman Brothers Intermediate Gov't./Corporate Index                   10.12        0.39         8.44        7.87         4.05
Average Short-Term Bond Category (Morningstar)                         8.14        2.12         6.28        6.51         4.35
Lipper Short-Intermediate Investment Grade Debt Index                  8.27        0.70         6.33        6.63         4.10

PERFORMANCE RESULTS - INCOME FUNDS

                                                                  Annual Performance
                                                                (year ended December 31)
                                                                      1995        1994        1993         1992         1991
Principal Bond Fund, Inc. - Class A                                  22.28       -4.35        12.76        8.61        17.45
PCII Multi-Sector Composite                                          18.41       -2.05        10.67        8.25        15.89
Lehman Brothers Aggregate Bond Index                                 18.47       -2.92         9.75        7.40        16.00
Average Intermediate-Term Bond Category (Morningstar)                17.35       -3.73        10.39        7.20        16.62
Lipper Corporate Debt BBB Rated Fund Average                         20.81       -5.45        13.91        8.91        18.79

Principal Government Securities Income Fund, Inc. - Class A          19.19       -4.89         9.16        6.13        16.83
PCII Mortgage-Backed Broad Composite                                 19.10       -4.41
Lehman Brothers GNMA Index                                           17.04       -1.50         6.59        7.42        16.04
Average Intermediate Government Bond Category (Morningstar)          16.42       -4.02         8.03        6.39        14.67
Lipper GNMA Fund Average                                             16.58       -2.42         6.55        6.32        14.82

Principal High Yield Fund, Inc. - Class A                            15.61       -0.66        12.10       13.09        28.74
PCII High Quality Long-Term Bond Composite
Lehman Brothers High Yield Composite Bond Index                      19.17       -1.03        17.12       15.75        46.19
Average High Yield Bond Category (Morningstar)                       16.56       -3.58        19.12       17.49        37.01
Lipper High Current Yield Fund Average                               16.45       -3.72        18.83       17.35        36.47

Principal Limited Term Bond Fund, Inc. - Class A
PCII High Quality Short-Term Bond Composite
Lehman Brothers Intermediate Gov't./Corporate Index                  15.33       -1.93         8.79        7.17        14.62
Average Short-Term Bond Category (Morningstar)                       11.48       -0.86         6.86        6.15        13.43
Lipper Short-Intermediate Investment Grade Debt Index                13.13       -2.36         8.12        6.66        13.86

(a)   Period from February 29, 1996 through December 31, 2000

IMPORTANT NOTES TO THE APPENDIX

Dow Jones Utility Index with Income is a price-weighted average of 15 utility companies that are listed on the New York Stock Exchange and are involved in the production of electrical energy.

Lehman Brothers Aggregate Bond Index represents securities that are U.S. domestic, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

Lehman Brothers GNMA Index is an unmanaged index of 15- and 30-year fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA) and Graduated Payment Mortgages (GPMs) with at least $100 million outstanding and one year or more to maturity.

Lehman Brothers High Yield Composite Bond Index is an unmanaged index of all publicly issued fixed, dollar-denominated, SEC-registered corporate debt rated Ba1 or lower with at least $100 million outstanding and one year or more to maturity.

Lehman Brothers Intermediate Government/Corporate Index is an unmanaged index of U.S. Government agency and Treasury securities and investment grade corporate debt securities with maturities of five to ten years.

Lehman Brothers Municipal Bond Index is an unmanaged index of investment-grade, tax-exempt bonds which have been issued within the last five years and at least one year or more to maturity. This index is classified into four main sectors:
General Obligation, Revenue, Insured and Prerefunded.

Morgan Stanley Capital International (MSCI) EAFE (Europe, Australia, Far East) Index is a stock index designed to measure the investment returns of developed economies outside of North America.

Morgan Stanley Capital International (MSCI) EMF (Emerging Markets Free) is capitalization weighted and consists of stocks from 26 countries. These countries include: Argentina, Brazil, Chile, China Free, Columbia, Czech Republic, Greece, Hungary, India, Indonesia Free, Israel, Jordan, Korea at 50%, Malaysia Free, Mexico Free, Pakistan, Peru, Philippines Free, Poland, Portugal, South Africa, Sri Lanka, Taiwan at 50%, Thailand Free, Turkey and Venezuela.

Morgan   Stanley   Capital   International   (MSCI)   Europe  (15)  Index  is  a
capitalization-weighted index. The index is designed to track the broader MSCI EMU Benchmark containing stocks in ten EMU member countries.

Morgan Stanley Capital International Pacific Free Index is a market capitalization-weighted index representing all of the Morgan Stanley Capital International developed markets in the Pacific. It comprises six of the twenty-two countries that are included in the Morgan Stanley Capital International World. This index is created by aggregating the six different country indexes, all of which are created separately. This index is calculated with gross dividends reinvested. The countries represented by this index are:
Australia, Hong Kong, Japan, Malaysia, New Zealand and Singapore. The "Free" aspect indicates that this index includes only securities that are allowed to be purchased by global investors.

Morgan Stanley REIT Index is a total-return index comprised of the most actively traded real estate investment trusts, and is designed to be a measure of real estate equity performance.

Russell 1000 Growth Index is an index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Russell Midcap Growth Index measures the performance of those Russell MidCap companies with lower price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value index.

S&P 500 Index is a market capitalization-weighted index of 500 widely held stocks often used as a proxy for the stock market. It measures the movement of the largest issues. Standard & Poor's chooses the member companies for the 500 based on market size, liquidity and industry group representation. Included are the stocks of industrial, financial, utility and transportation companies.

S&P 600 Index is a market-value weighted index consisting of 600 domestic stocks chosen for market size, liquidity and industry group representation.

S&P/BARRA 500 Value Index is a market capitalization-weighted index of the stocks in the S&P 500 Index having the highest book to price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis.

S&P Midcap 400 Index includes approximately 10% of the capitalization of U.S. equity securities. These are comprised of stocks in the middle capitalization range. Any mid-sized stocks already included in the S&P 500 are excluded from this index.



               Principal Life Insurance Company Master Individual
                 Retirement Account Plan And Custody Agreement



This is the Principal Life Insurance Company's Master Individual Retirement Account Plan and Custody Agreement for use by individuals who desire to establish a Traditional Individual Retirement Account (Traditional IRA), as described in Section 408(a) of the Internal Revenue Code (Code) or a Roth Individual Retirement Account (Roth IRA) as described in Section 408A of the Code. Traditional IRAs include Regular IRAs, Spousal IRAs, SEP IRAs and Rollover IRAs Principal Life Insurance Company hereby agrees to act as Custodian of any Traditional IRA or Roth IRA established under the Plan and this Agreement, subject to the following terms and conditions:

ARTICLE I - Limitations on Contributions

In addition to the initial contribution made at the time the Account is established, the Custodian may accept additional cash contributions from, or on behalf of, the Participant for a taxable year of the Participant except as limited below.

Only cash contributions will be accepted. Contributions to a Traditional IRA shall not exceed the lesser of $2,000 or 100% of compensation, except in the case of a  rollover  contribution  as that term is  described  in Code  Sections
402(c),  403(a)(4),  403(b)(8)  or  408(d)(3),  an  employer  contribution  to a
Simplified Employee Pension as defined in Section 408(k), or any other contribution as permitted by the Code. For Roth IRAs, cash contributions are limited to the lesser of $2,000 or 100% of compensation, unless the contribution is a rollover contribution described in Section 408(e) of the Code. Contributions to a Traditional IRA (except SEP and Rollover IRAs) and Roth IRA are coordinated; contributions to one reduces the amount that may be contributed to the other so that contributions cannot exceed the 100% of compensation/$2,000 per Participant limitation.

Two applications are necessary if both spouses are establishing an IRA. The maximum combined contribution in the event of a non-working spouse is the lesser of 100% of compensation or $4,000. The maximum contribution must be split between the Participant and the Participant's spouse so no more than $2000 is contributed for either of them.

Excess Contributions

A retirement savings contribution will not be allowed for a Roth IRA or Traditional IRA in excess of the 100%-$2,000/$4,000 limits, or in the case of a Simplified Employee Pension, 15%-$30,000 limitation, nor can a contribution be made to a Traditional IRA during the year in which or after the Participant reaches 70 1/2 (except in the case of a Simplified Employee Pension or a Roth
IRA). (A spousal contribution can be made to the Traditional IRA of the non-working spouse as long as the non-working spouse is under age 70 1/2 and the working spouse has earned income.) Additionally, a non-deductible federal excise tax penalty in the amount of 6% of excess contributions will be imposed on any Participant who has excess contributions in a Traditional IRA or Roth IRA. This penalty will be imposed each year until the excess contributions are removed.

An excess contribution may be removed from a Traditional IRA or Roth IRA by withdrawing the amount of the excess or by applying the excess contribution toward the contribution of the Participant in a subsequent year. If an excess contribution is withdrawn from the Account, together with the net income of such excess contribution, prior to the due date for filing the Participant's income tax return for the year in which the excess contribution was made (including extensions of time), the 6% non-deductible excise tax will not be imposed, the contribution withdrawn will not be included in the Participant's gross income for the year in which received, and the federal 10% tax on premature distributions (see Distributions) will not be imposed on the excess withdrawn. The net income on such excess contribution that is withdrawn will be deemed to have been earned and is taxable in the taxable year in which such excess contribution was made.

If an excess contribution is withdrawn after the due date for filing the Participant's income tax return for the taxable year (including extensions of time) and no deduction was taken for the excess portion of the contribution, the excess withdrawn will not be included in the Participant's federal gross income for the year in which received, and the 10% federal tax on premature distributions will not be imposed on the excess withdrawn, provided that the total contributions during the year, including the excess contribution, did not exceed the applicable limitations. Any earnings of such excess contributions withdrawn after the due date for filing the Participant's income tax return (including extensions of time) will be subject to the taxes on premature distributions and will be included in federal gross income.

If an excess contribution is withdrawn after the due date for filing the Participant's income tax return for the taxable year (including extensions of time) and the total contribution for the taxable year exceeded the $2,000/$4,000 limitation, the excess contribution that is withdrawn will be included in the Participant's federal gross income for the year in which received, the 10% federal tax on premature distributions will be imposed on the amount withdrawn, and the 6% non-deductible excise tax will be imposed for each year until the excess contribution is removed.

ARTICLE II - Nonforfeitability

The Participant's interest in the balance in the Account shall at all times be nonforfeitable. The Account is established for the exclusive benefit of the Participant and the Participant's beneficiaries.

ARTICLE III - Prohibited Investments

No part of the custodial funds shall be invested in life insurance contracts, nor may the assets of any Participant's Account be commingled with other property except in a common trust fund or common investment fund [within the meaning of Code Section 408(a)(5)]. All funds shall be invested in shares of such Mutual Funds as Participant shall designate.

ARTICLE IV - Distributions

Notwithstanding any other provision of this Plan, the Participant or a Beneficiary may elect to receive distribution in any manner permitted by law which is approved by the Custodian.

The duty to determine the amount of the distributions hereunder shall be the Participant's or, when applicable, the designated Beneficiary. The Custodian shall not be liable to the Participant or any other person for taxes or other penalties incurred as a result of failure to distribute the minimum amount required by law.

If the Participant dies before his or her entire interest has been distributed and if the beneficiary is other than the surviving spouse, no additional cash contributions or rollover contributions may be accepted in the account.

Pursuant to this Participation Agreement, certain distributions are at the direction of the Participant as follows:

A.   Traditional IRAs

     (1) The Participant may begin to take money out of a Traditional IRA without tax penalty after the age of 59 1/2, but must begin receiving a distribution from the Account not later than the April 1 following the calendar year in which the Participant attains age 70 1/2 (required beginning date). At least 30 days prior to that date the Participant must elect to have the balance in the Account distributed in:
         (a)  a single sum payment,
         (b) an Annuity Contract that provides equal or substantially equal monthly, quarterly or annual payments over the life the Participant or over the joint and last survivor lives of the Participant and the Participant's beneficiary.
         (c) equal, or substantially equal, monthly, quarterly, semiannual or annual payments (see "Minimum amounts to be distributed" below) commencing not later than the above date and not extending beyond the life expectancy of the Participant, or
         (d) equal, or substantially equal, monthly, quarterly, semiannual or annual payments (see "Minimum amounts to be distributed" below) commencing not later than the above date and not extending beyond the joint and last survivor expectancy of the lives of the Participant and the designated Beneficiary.

Minimum amounts to be distributed. If the Participant's entire interest is to be distributed in other than a lump sum, then the amount to be distributed each year (commencing with the required beginning date and each year thereafter) must be at least equal to the quotient obtained by dividing the Participant's benefit by the lesser of (1) the applicable life expectancy or (2) if the Participant's spouse is not the designated beneficiary, the applicable divisor determined from the table set forth in Q&A-4 of section 1.401(a)(9)-2 of the Proposed Income Tax Regulations. Distributions after the death of the Participant shall be distributed using the applicable life expectancy as the relevant divisor without regard to proposed regulations section 1.401(a)(9)-2. A 50% excise tax will be imposed on the difference between the minimum payout required and the amount actually paid, unless the underdistribution was due to reasonable cause.

Notwithstanding that required minimum distributions may have commenced as described above, the Participant may receive a larger distribution from the Account upon written request to the Custodian. If the Participant fails to elect any of the methods described above on or before April 1 following the year in which the Participant attains age 70 1/2, distribution will be made in a single sum payment on or before that date.

     (2) If the Participant dies before receiving full distribution from the Account, the balance in the Account must be distributed in the following manner: (a) If the owner dies after distribution of his or her interest has begun, the remaining portion of such interest will continue to be distributed at least as rapidly as under the method of distribution being used prior to the owner's death.
         (b) If the owner dies before distribution of his or her interest begins, the owner's entire interest will be distributed in accordance with one of the following four provisions: (1) The owner's entire interest will be paid by December 31 of the calendar year containing the fifth anniversary of the owner's death.
              (2) If the owner's interest is payable to a Beneficiary designated by the owner and the owner has not elected (1) above, then the entire interest will be distributed over the life or over a period certain not greater than the life expectancy of the designated Beneficiary commencing on or before December 31 of the calendar year immediately following the calendar year in which the owner died. The designated Beneficiary may elect at any time to receive greater payments.
              (3) If the  designated  Beneficiary  of the  owner is the  owner's surviving spouse, the spouse may elect to receive equal or substantially equal payments over the life or life expectancy of the surviving spouse commencing at any date prior to the later of (1) December 31 of the calendar year immediately following the calendar year in which the owner died and (2) December 31 of the calendar year in which the owner would have attained age 70 1/2. Such election must be made no later than the earlier of December 31 of the calendar year containing the fifth anniversary of the owner's death or the date distributions are required to begin pursuant to the preceding sentence. The surviving spouse may increase the frequency or amount of such payments at any time.
              (4) If the designated Beneficiary is the owner's surviving spouse, the spouse may treat the account as his or her own individual retirement arrangement (IRA). This election will be deemed to have been made if such surviving spouse makes a regular IRA contribution to the account, makes a rollover to or from such account, or fails to elect any of the above three provisions.
         (c) For purposes of this requirement, any amount paid to a child of the owner will be treated as if it had been paid to the surviving spouse if the remainder of the interest becomes payable to the surviving spouse when the child reaches the age of majority.

     (3) Life expectancy is computed by use of the expected return multiples in Tables V and VI of section 1.72-9 of the Income Tax Regulations. Unless otherwise elected by the Participant by the time distributions are required to begin, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Participant and shall apply to all subsequent years. The life expectancy of a non-spouse beneficiary may not be recalculated; instead, life expectancy will be calculated using the attained age of such beneficiary during the calendar year in which distributions are required to begin pursuant to this section, and payments for subsequent years shall be calculated based on such life expectancy reduced by one for each calendar year which has elapsed since the calendar year life expectancy was first calculated.

The owner of two or more individual retirement accounts may use the "alternative method" described in Notice 88-38, 1988-1 C.B. 524, to satisfy the minimum distribution requirements described above. This method permits an individual to satisfy these requirements be taking from one individual retirement account the amount required to satisfy the requirement for another.

B.   Roth IRAs
     No minimum distribution rules apply to Roth IRAs during the Participant's lifetime. Unless IRS rules or regulations require or permit otherwise, if the Participant dies before his or her entire interest in a Roth IRA is distributed to him or her, the entire remaining interest will be distributed as follows:

     (1) If the Participant dies on or after distribution of his or her interest has begun, distribution must continue to be made at least as rapidly as under the method of distribution in effect at the Participant's death.

     (2) If the Participant dies before distribution of his or her interest has begun, the entire remaining interest will, at the election of the Participant or, if the Participant has not so elected, at the election of the Beneficiary or Beneficiaries, either (a) Be distributed by the December 31 of the year containing the fifth anniversary of the Participant's death, or
         (b) Be distributed in equal or substantially equal payments over the life or life expectancy ( computed by use of the expected return multiples in Tables V and VI of section 1.72-9 of the Income Tax Regulations) of the designated Beneficiary or Beneficiaries starting by December 31 of the year following the year of the Participant's death. If, however, the Beneficiary is the Participant's surviving spouse, then this distribution is not required to begin before the later of (A) the December 31 of the year following the year of the Participant's death, or (B) the December 31 of the year in which the Participant would have turned age 70 1/2.

         If the Participant dies before his or her entire interest has been distributed and if the beneficiary is other than the surviving spouse, no additional cash contributions or rollover contributions may be accepted in the account.

     (3) Life expectancy is computed by use of the expected return multiples in Tables V and VI of section 1.72-9 of the Income Tax Regulations. Unless otherwise elected by the Participant by the time distributions are required to begin, life expectancies shall be recalculated annually. Such election shall be irrevocable as to the Participant and shall apply to all subsequent years. The life expectancy of a non-spouse beneficiary may not be recalculated; instead, life expectancy will be calculated using the attained age of such beneficiary during the calendar year in which distributions are required to begin pursuant to this section, and payments for subsequent years shall be calculated based on such life expectancy reduced by one for each calendar year which has elapsed since the calendar year life expectancy was first calculated.

ARTICLE V - Declaration of Intention

Except in the case of the Participant's death, Disability [as defined in Section 72(m) of the Code] or attainment of age 59 1/2, the Custodian shall receive from the Participant a declaration of the Participant's intention as to the disposition of the amount distributed before distributing an amount from the Participant's Account.

ARTICLE VI - Notices And Reports

The Participant agrees to provide information to the Custodian at such time and in such manner and containing such information as may be necessary for the Custodian to prepare any reports required pursuant to Section 408(i) and 408A(d)(3)E of the Code and the regulations thereunder, and any other applicable guidance issued by the Internal Revenue Service.

The Custodian agrees to submit reports to the Internal Revenue Service and the Participant as prescribed by the Internal Revenue Service. Currently, calendar year reports concerning the status of the account are required to be furnished annually.

ARTICLE VII - Controlling Article

Notwithstanding any other articles which may be added or incorporated, the provisions of Articles I through III and this sentence shall be controlling. Furthermore, any such additional article shall be wholly invalid if it is inconsistent, in whole or in part, with Section 408(a) or 408A of the Code, whichever is applicable, and the regulations thereunder.

ARTICLE VIII - Amendments

The Custodian shall have the authority to amend this Agreement from time to time in order to comply with the provisions of the Code and regulations thereunder. The Custodian shall have the right to amend its fee structure and amounts. Such an amendment shall apply to current and/or future years only. The Custodian shall also have the right to amend this agreement by adding additional investment alternatives. Furthermore, other amendments may be made upon written consent of the Custodian and the Participant.

ARTICLE IX - Definitions

Account shall mean the Principal Life Insurance Company Individual Retirement Account which has been established in accordance with Section 408 of the Code and consists of the terms and conditions herein set forth together with the provisions of the Application.

Annuity Contract shall mean an annuity contract issued by Principal Life Insurance Company.

Beneficiary shall mean the person(s) or entity(ies) designated to receive the balance in the Account upon the death of the Participant or upon the death of a prior Beneficiary.

ERISA means the Employee Retirement Income Security Act of 1974, as it may be amended from time to time.

Compensation means wages, salaries, professional fees, and other amounts derived from or received for personal services actually rendered (including, but not limited to, commissions-paid salespersons, remuneration for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses) and includes earned income, as defined in Section 401(c)(2) of the Code (reduced by the deduction the self-employed individual takes for contributions made to a self-employed retirement plan). For purposes of this definition,
Section 401(c)(2) shall be applied as if the term trade or business for purposes of Section 1402 included service described in subsection (c)(6). Compensation does not include amounts derived from or received as earnings or profits from property (including, but not limited to, interest and dividends) or amounts not includible in gross income. Compensation also does not include any amount received as a pension or annuity or as deferred compensation. The term compensation shall include any amount includible in the individual's gross income under Section 71 with respect to a divorce or separation instrument described in subparagraph (A) of Section 71(b)(2).

Custodian means Principal Life Insurance Company or any successor thereto.

Investment Manager refers to Principal Management Corporation. This term shall have the same meaning as that in Section 3(38) of ERISA. The Investment Managers with respect to the Mutual Funds hereby acknowledge that they are fiduciaries with respect to the Plan. The Investment Managers with respect to the individual Participant's Account hereby acknowledge that they are fiduciaries with respect to the funds of the Participant.

Principal Group of Funds, Mutual Fund, Fund, or The Principal Family of Mutual Funds means the fund or funds managed by Principal Management Corporation which have been made available for the investment of traditional IRA or Roth IRA contributions.

Participant   means  any   individual   of  legal  age  who  shall  execute  the
Participation Agreement and make contributions to this Plan.

Participation Agreement means the written agreement executed by the Participant and, where applicable, the Broker, whereby the Participant agrees to participate in the Plan.

Plan means the terms and conditions of this Principal Life Insurance Company IRA Plan and Custody Agreement including any amendments made pursuant to Article IX of the Plan.

Spousal IRA means two contributory traditional or Roth IRAs established by a working individual for himself or herself and for the benefit of his or her non-employed spouse.

All other capitalized words, terms and phrases not specifically defined shall have and carry the meaning given them under the Code.

ARTICLE X - Investments

All contributions received by the Custodian shall be invested in such Mutual Funds as the Participant may designate, or shall be used to purchase an Annuity Contract as directed by the Participant.

At  the  time  the  Participant  executes  the  Participation   Agreement,   the
Participant shall specify the particular Mutual Fund or Funds in which contributions shall be invested. After the initial contribution, the Participant may, at any time, direct the Custodian to transfer contributions then invested in any such Fund into any other such Funds or to an Annuity Contract. Transfers made pursuant to such direction shall not be considered a distribution of any Account to the Participant.

No party identified herein shall be required to comply with any direction of the Participant which in the judgment of such party may subject it to liability or expense unless such party shall be indemnified in manner and amount satisfactory to it.

The Participant is 100% vested at all times in all funds attributed to his Account.

The Participant may not borrow funds from his Account, nor may he use the funds as security for any loan or extension of credit.

Except as provided in this Plan, no right, interest or claim in or to any funds held in the Mutual Fund or Annuity Contract shall be transferable, assignable or subject to pledge by the Participant or Beneficiary, and any attempt to transfer, assign or pledge the same shall not be recognized except as required by law. The right, interest or claim in or to any funds held in the Mutual Fund or Annuity Contract shall not be subject to garnishment, attachment, execution or levy except as permitted by law.

Any Participant under the Plan may transfer his or her interest, in whole or in part, to his or her spouse under a decree of divorce or dissolution of marriage or a written instrument incident to such divorce or dissolution. At the time of transfer, such interest shall be deemed an IRA of such spouse. The Participant shall promptly notify Custodian of any such transfer by delivery to Custodian of a certified copy of such decree or a true copy of such written instrument. Upon receipt of the certified copy of such decree or a true copy of such written instrument from any source, Custodian shall promptly adjust its books and records to reflect that such Account is for the benefit of such former spouse. Custodian shall not be required to accept contributions to or make distributions from an Account established for a former spouse by reason of a transfer of interest by a Participant to such former spouse hereunder until such former spouse shall execute a Participation Agreement.

The Plan and the Accounts established hereunder shall be governed by all applicable laws, rules and regulations of the United States of America and the State of Iowa.

ARTICLE XI - Contributions

All initial contributions shall be paid to the Custodian at the time the Participation Agreement is executed. Additional contributions may be paid to the Custodian in such manner and in such amounts as the Custodian shall specify.

Contributions made by or on behalf of the Participant may be paid at any time during the calendar year, but in no event later than the last day for the filing of the Federal Income Tax Return for the calendar year to which they relate, not to include any extensions thereof (except for contributions to a SEP IRA, which may be made until the federal income tax filing deadline of the Participant's employer, including extensions).

Except in the case of a Rollover IRA, Simplified Employee Pension or Roth IRA, contributions made by or on behalf of the Participant shall not be made during or after the calendar year in which the Participant attains age 70 1/2 years.

All IRA contributions must be in cash. Participant must clearly identify on the application for the IRA account whether the IRA being established is a Traditional IRA or a Roth IRA. Traditional IRAs and Roth IRAs must be maintained in separate Custodial Accounts.

If an Excess Contribution is made by or on behalf of the Participant for any calendar year, upon written request for distribution from the Participant stating the amount of the Excess Contribution to be distributed, Custodian will distribute such amount of the Excess Contribution to the Participant, together with the income attributable thereto. The Custodian shall not have any duty to determine whether an Excess Contribution has been made by or on behalf of the Participant, and the Custodian shall not be held liable by the Participant or any other person for failing to determine whether an Excess Contribution was made or for failing to make distribution of such Excess Contribution without request of the Participant. The Custodian shall not be liable to the Participant or any other person for taxes or other penalties incurred as a result of an Excess Contribution and any income attributable thereto or as a result of a distribution of an Excess Contribution and any income attributable thereto.

Before the Custodian shall accept a contribution by or on behalf of the Participant as a Rollover Contribution or Roth Conversion Contribution, the Participant shall deliver to the Custodian a written declaration, in a form acceptable to the Custodian, that such contribution is eligible for treatment as a Rollover Contribution or Roth Conversion Contribution. Notwithstanding anything to the contrary in the Plan, once the Custodian has received a declaration from the Participant that a contribution is a Rollover Contribution or Roth Conversion Contribution, the Custodian may conclusively rely on the Participant's declaration and may accept and treat the contribution as a
Rollover Contribution or Roth Conversion Contribution. All Rollover Contributions from a qualified employer plan shall be maintained in a separate Rollover IRA, unless the Participant makes a written request to combine new contributions and rollover contributions in one IRA. The Custodian shall have no duty to determine whether combining new contributions and rollover contributions in the same IRA is in the best interests of the Participant.

ARTICLE XII - Designation of Beneficiary

The Participant may designate the Beneficiary of his or her Account by a written form acceptable to and filed with Custodian. Community property states and marital property states require spousal consent if someone other than the spouse is to be named as Beneficiary.

If the Participant designates more than one Beneficiary, he or she shall designate the percentage interest that each such Beneficiary shall receive from his or her Account upon distribution. In the event no such percentage interest is designated, the interest of each Beneficiary shall be equal.

If the Participant predeceases his or her spouse before his or her entire Account is distributed in accordance with Article IV(A)(1) of the Plan and the Participant has designated no Beneficiary for the remaining interest or all such Beneficiaries predecease the Participant's spouse, then the interest of the Participant's spouse in the Account shall be fully vested and subject to the terms and conditions of this Article and the Participant's spouse shall be entitled to designate the Beneficiary of the Account in accordance with this Article.

The Participant may, at any time, change or revoke any designation made under this Article in a written form acceptable to and filed with the Custodian. Upon the death of the Participant, the designation or designations made hereunder shall be irrevocable. The designation shall be effective only if received by the Custodian prior to the death of the Participant.

If the Participant fails to designate any Beneficiary or if the Participant revokes the designation of Beneficiary or if all Beneficiaries designated predecease the Participant, then the entire interest of the Participant in his Account shall pass to the Participant's estate.

ARTICLE XIII - Administrative Duties

This Article shall delineate the responsibilities of the Custodian. The Custodian shall maintain the Account in the name of the Participant and shall be responsible only for the contributions of which it receives notice from the Participant. The Custodian shall make distributions and transfers only in accordance with the directions of the Participant. The Custodian shall keep records of all receipts, investments and disbursements relating to the Account. The Custodian shall furnish the Participant or the Beneficiary, where applicable, with a written statement of transactions relating to the Account. Unless the Participant shall have filed with the Custodian Agent written exceptions or objections to such statement within thirty (30) days after it is furnished, the custodian shall be forever released and discharged from liability or accountability to the Participant or the Beneficiary, with respect to the acts and transactions shown in the statement. No Beneficiary shall be entitled to statements hereunder until the Participant is deceased and distribution shall have commenced to such Beneficiary.

The duties and  responsibilities of all parties to this Agreement are limited to
those   specifically   stated   herein  and  no  other  or  further   duties  or
responsibilities shall be implied.

ARTICLE XIV - Revocation Of Participation in Plan

The Participant may terminate participation in the Plan at any time by notifying the Custodian in writing of the intention to terminate and instructing the Custodian in writing to whom and by what means the funds on deposit in his Account shall be transferred. Withdrawal of all funds invested in the Mutual Fund shall terminate participation in the Plan. Although termination of this Account could have an adverse effect on a Simplified Employee Pension in which the Participant is participating, the Custodian has no liability to the Participant, the employer, or to any other employees of that employer with respect to such termination.

The Participant may revoke participation in the Plan within seven (7) business days from the date the Participant executes the Participation Agreement by notice to the Custodian in writing.

The Custodian may be required to withhold 10% from any taxable distribution from an IRA unless the Participant elects no withholding at the time distributions begin. Whether or not the Participant allows the Custodian to withhold, he or she may be required to make quarterly estimated tax payments. In addition, unless the Participant indicates at the time he or she closes an IRA account that it is being transferred to another tax qualified plan, the Custodian will be required to withhold at least 10% of the distribution.

ARTICLE XV - Miscellaneous

All instructions to the Custodian shall be in writing. The Participant may authorize an agent to give instructions hereunder. Any such agent, including any Broker authorized to direct the investment of a Participant's Account, must be authorized in writing by the Participant in such form which is approved by and filed with the Custodian. Any instruction by an agent so authorized shall be binding on the Participant. Any authorization hereunder shall remain in effect until revoked by the Participant in writing filed with the Custodian.

Principal Life Insurance Company shall substitute another Trustee or Custodian upon notification by the Internal Revenue Service that such substitution is required because it has failed to comply with the requirements of Section 1.401-12(n) of the Treasury Regulations, or is not keeping such records, or mailing such returns or sending such statements as are required by forms or regulations.

In no event shall the Custodian be liable or responsible for the payment of any tax or any penalty attributable to Excess Contributions, retention of Excess Contributions, failure to make the minimum distribution from the Account, or withdrawals or distributions made from the Account. Custodian shall not be required to make any distribution which, in the judgment of Custodian, will render Custodian directly liable for any such tax or penalty.

In the event Custodian shall receive any claim to the funds held under the Plan which claim is adverse to the interest of the Participant or the Beneficiary and which claim Custodian, in its absolute discretion, deems meritorious, Custodian may withhold distribution under the Plan until the claim is resolved or until instructed by a court of competent jurisdiction or Custodian may pay all or any portion of the funds then invested in the Mutual Fund into such court. Payment to a court under the Plan shall relieve Custodian of any further obligation to anyone for the amount so paid.

In the event any question arises or ambiguity exists as to the meaning, interpretation or construction of any provisions of the Plan, the Custodian is authorized to construe or interpret any such provision and such construction and interpretation shall be binding upon the Participant and the Beneficiary.

As compensation for its service hereunder, the Custodian shall be paid an annual maintenance fee of $15 per IRA Plan Participant Account on the first business day of December each year. Such fees shall be deducted from the Accounts as applicable and paid to the Custodian unless the participant elects, in a writing filed with the Custodian, to pay such fee directly. Any fee not paid directly when due may be deducted from the Account and paid to the Custodian.

Any notices required or permitted to be given to Custodian under the Plan shall be given to Custodian at the office of Custodian or any of its offices, and any notices required or permitted to be given to the Participant under the Plan shall be given to the Participant at the address for notice the Participant may file with Custodian from time to time. Notices hereunder may be personally served or sent by United States mail, first class, with postage prepaid and properly addressed.

Any provision of the Plan which disqualifies it as a Traditional IRA or Roth IRA shall be disregarded to the extent necessary to continue to qualify it as such under the code.

Titles to Articles in this Plan are for convenience only and, in the event of any conflict, the text of the Plan rather than the titles shall control.


                         Individual Retirement Custody
                          Account Disclosure Statement


Right To Revoke
AN INDIVIDUAL MAY REVOKE HIS OR HER TRADITIONAL INDIVIDUAL RETIREMENT ACCOUNT (TRADITIONAL IRA) OR ROTH IRA AND HIS OR HER PARTICIPATION IN THE PLAN AT ANY TIME WITHIN SEVEN (7) BUSINESS DAYS AFTER HIS OR HER ADOPTION OF THE PLAN. In the event of such a revocation, the entire amount contributed by the individual will be returned.

Individuals wishing to revoke their Traditional IRA or Roth IRA are required to mail or deliver a written notice of revocation to the custodian not later than the seventh business day after the establishment of the Account.
The notice shall be deemed delivered on the date of the postmark.

Custodian:    Principal Life Insurance Company
              Princor Financial Services Corporation
              Attn:  IRA Section
              PO Box 10423
              Des Moines, Iowa 50306
              Telephone Number:  1-800-247-4123
Sponsor:      Principal Group of Funds

General Description Of The Plan

A Traditional IRA may be established under the Plan by any working individual who will not reach the age of 70 1/2 before the end of the year. The age limitation does not apply to rollover contributions, Simplified Employee Pension contributions and Roth IRA contributions. See the Plan for a more detailed description of the restrictions on participation.

Contributions may be invested in any of the Mutual Funds named in the application and instructions. All dividends and capital gains distributions will be reinvested in the Funds selected and will accumulate in the account on a tax-deferred basis. The individual (or the named beneficiary who survives the individual) may request the Custodian to exchange shares of one fund for any other eligible fund. Investments may be split among any of the funds named in the application.

Traditional IRA(s) must be maintained in separate Custodial Account(s) from Roth IRA(s).

The Participant may begin receiving distributions from a Traditional IRA without incurring a 10% penalty tax on premature distributions at any time after a Participant reaches age 59 1/2. The 10% penalty tax does not apply to distributions made

  o  Due to the Participant's death
  o  Due to the Participant's disability as defined in the Plan
  o In substantially equal periodic payments (at least annually) for the life expectancy of the Participant or joint life expectancies of the Participant and the Participant's beneficiary
  o For medical expenses which are deductible on the Participant's income tax return
  o To pay health insurance premiums for a Participant who has been unemployed for at least 12 weeks in the current or preceding tax year
  o  For qualified education expenses
  o  For a first-time home purchase for distributions of up to $10,000

The Participant must begin receiving distributions from a Traditional IRA before April 1 following the year in which he or she attains age 70 1/2. He or she may elect to receive their distribution in a lump sum or in installments over any number of years selected by the Participant, but not exceeding their life expectancy or the joint and survivor expectancy of the Participant and his or her designated Beneficiary. Each payment is calculated by dividing the net asset value of the shares in the account, and any dividends held, by the number of payments remaining until the end of the period selected.

Income Tax Considerations

2000  Tax Year

Single persons who are not covered by an employer retirement plan can deduct amounts contributed to a Regular IRA up to the lesser of $2,000 or 100% of compensation. Persons who are covered by an employer retirement plan will be able to make tax-deductible contributions to Regular IRAs only if their incomes are below certain levels. For married persons filing separate tax returns, the fact that the spouse is covered by an employer retirement plan does not affect the non-covered spouse's ability to make deductible contributions. For married persons filing jointly where either spouse has an employer retirement plan, the full Traditional IRA deduction may be taken if adjusted gross income (AGI) is $52,000 or less ($32,000 or less for single taxpayers.) However, as the joint AGI exceeds $52,000 ($32,000 for singles), the deduction is phased down at 20 cents (22.5 cents for spousal IRAs) per dollar of AGI and is eventually phased-out when joint AGI reaches $62,000 ($42,000 for singles). The phaseout is based on AGI before it is reduced for deductible IRA contributions. The deduction is rounded down to the next lowest multiple of $10 when not already a multiple of $10. There is a $200 minimum deduction for anyone without phaseout limits. The amount of a contribution that is deductible is determined by the Participant. To the extent allowable contributions are not eligible for deduction due to the AGI limits, non-deductible contributions are permitted.

A married person who is not covered by an employer retirement plan, but whose spouse is covered may deduct IRA contributions if AGI on a joint return is less than $150,000. The deduction is phased out as previously discussed between $150,000 and $160,000. The foregoing does not apply to Rollover IRAs.

Employer retirement plans include pension and profit sharing plans, 401(k) plans, 403(b) plans, SEP and SIMPLE IRAs, government plans and just about every other type of employer-maintained retirement plan. One exception: unfunded deferred compensation plans including plans of state and local government and tax-exempt organizations. A person will be considered a participant in an employer retirement plan even if not vested. However, a person who works for an employer that has a plan, but who has not yet met the plan's eligibility requirements, can make deductible IRA contributions. A person's Form W-2 for the year should indicate whether that person is covered by an employer retirement plan.

Future Tax Years

Regular IRAs. Any single person or any married person where neither spouse is covered by an employer retirement plan (as defined in the preceding paragraph) can deduct contributions of up to the lesser of $2,000 or 100% of compensation to a Regular IRA. Persons covered by an employer retirement plan may make deductible contributions to a Regular IRA, but deductions are phased out based upon the person's AGI as described in the following table:

 Tax Year       Joint Returns (AGI)      Individual Returns (AGI)
-----------------------------------------------------------------
   2000          $52,000-$62,000          $32,000-$42,000
   2001          $53,000-$63,000          $33,000-$43,000
   2002          $54,000-$64,000          $34,000-$44,000
   2003          $60,000-$70,000          $40,000-$50,000
   2004          $65,000-$75,000          $45,000-$55,000
   2005          $70,000-$80,000          $50,000-$60,000
   2006          $75,000-$85,000          $50,000-$60,000
   2007+         $80,000-$100,000         $50,000-$60,000

A married person who is not covered by an employer retirement plan, but whose spouse is covered may deduct IRA contributions if AGI on a joint return is less than $150,000. The deduction is phased out as previously discussed between $150,000 and $160,000. The foregoing does not apply to Rollover IRAs.

The amount of the contribution that is deductible is determined by the Participant. To the extent allowable contributions are not eligible for deductions due to the AGI limits, non-deductible contributions are permitted.

Roth IRAs. For tax year 2000, any person whose AGI is less than $95,000 ($150,000 if filing a joint return) can contribute the lesser of 100% of compensation or $2,000 to a Roth IRA. Contributions to a Roth IRA are not deductible. Eligibility to contribute to a Roth IRA is phased out for AGI between $95,000 - $110,000 for individuals and $150,000 - $160,000 for married persons filing joint returns. Contributions to a Roth IRA are coordinated with contributions to a Regular IRA; contribution to one reduces the amount that may be contributed to the other so that total contributions cannot exceed the 100% of compensation/$2,000 per Participant limitation. Participation in an employer retirement plan does not affect eligibility for Roth IRA contributions.

Set-up charges and annual fees are considered miscellaneous deductions and, therefore, are not deductible unless miscellaneous deductions are in excess of 2% of the Participant's adjusted gross income.

Rollover Contributions

Rollovers to Traditional IRAs from other retirement plans. Certain distributions from qualified employee benefit plans and 403(b) plans (tax-sheltered annuities) are eligible to be paid to a Traditional IRA. Such a payment is referred to as a rollover of an eligible rollover distribution. The administrator or custodian for the employee benefit plan or 403(b) plan from which the distribution is made can indicate which portion of a distribution is an eligible rollover distribution. Non-taxable distributions, distributions that are part of a series of substantially equal payments made at least once a year over long periods of time and distributions that are required after a participant attains age 70 1/2 are not eligible rollover distributions.

A rollover can be completed as a direct rollover to a Traditional IRA (which avoids the application of a 20% income tax withholding requirement) or by reinvesting distribution proceeds paid to the plan participant in a Traditional IRA within 60 days of the date the participant receives the distribution. If the distribution is not reinvested within 60 days of its receipt, the payment is taxed in the year in which the participant received it. Distributions from a qualified employee benefit plan may be eligible for special tax treatment such as 10-year averaging and capital gain tax treatment. This special tax treatment is not available if an individual previously rolled over a payment from the employee benefit plan or certain other similar plans of the employer. The special tax treatment is also not available for distributions rolled over to an IRA when distributions are subsequently made from that IRA. Also, if only part of a distribution from an employee benefit plan is rolled over to an IRA, this special tax treatment is not available for the part of the distribution that was not so rolled over. Additional restrictions are described in IRS Form 4972, which has more information on lump sum distributions and how an individual may elect the special tax treatment. The Plan provides that Rollover contributions from a qualified employer plan shall be held in a separate IRA (called a Conduit
IRA) at all times, unless the Participant instructs the Custodian, in writing, to the contrary. The Custodian shall be entitled to rely upon all written instructions it reasonably believes to be genuine.

Rollovers to Traditional IRAs from other Traditional IRAs. Amounts distributed from another Traditional IRA may be rolled over to the Princor Traditional IRA. Rollovers between Traditional IRAs may occur no more than once a year; however, direct transfers of Traditional IRA assets to another Traditional IRA may occur at any time.

Under the Plan, Rollover Contributions may only be made in cash. If an individual receives a distribution from a qualified employee benefit plan of property other than cash, the individual may sell such property and invest the proceeds of the sale in a Traditional Rollover IRA under the Plan within 60 days after distribution.

Rollover from a Traditional IRA to a Roth IRA. An individual whose AGI is less than $100,000 (regardless of whether filing an individual or joint return) may rollover amounts from a Traditional IRA to a Roth IRA. Any income resulting from the rollover is not taken into account when determining whether the AGI cap has been exceeded. The 10% penalty tax does not apply to amounts rolled over to the Roth IRA. The income resulting from a rollover from a Traditional IRA to a Roth IRA is taxable. Amounts rolled over to a Roth IRA must remain in the Roth IRA for a period of five years from the year of the rollover in order to receive favorable tax treatment. The Participant shall provide the Custodian with information necessary to ensure compliance with holding period and IRS reporting requirements.

Simplified Employee Pension Contribution

If an Individual Retirement Account is being used as a receptacle for employer contributions made under a Simplified Employee Pension (SEP) Plan, the limit on employer contributions in a taxable year is the lesser of $30,000 or 15% of a Participant's compensation.

Contributions must bear a uniform relationship to the total compensation [not in excess of the first $170,000 beginning in 2000, as indexed in future years under Code Section 401(a)(17)] of each employee maintaining a SEP. The employer's contribution is excluded from the Participant's current taxable income.

Please see your Registered Representative for additional information about Simplified Employee Pension plans.

Excess Contributions

Contributions for an individual during a taxable year are considered excess contributions if they exceed 100% of compensation or $2,000, or such other limit as may be prescribed by law. Contributions to Traditional IRAs and Roth IRAs are coordinated; contributions to one reduces the amount that may be contributed to the other so that total contributions cannot exceed the 100% of compensation/$2,000 limitation. Contributions to individual accounts for a person and that person's spouse are considered excess contributions if contributions exceed the lesser of: (1) $4,000; (b) 100% of the compensation includible in gross income for the taxable year; or (c) more than $2,000 paid to a single individual retirement account for the individual or the individual's spouse. If excess contributions are made, the individual must pay a cumulative, non-deductible 6% excise tax on the portion of the contribution that exceeds the amounts permitted by law. An individual can avoid this excise tax by withdrawing the excess contribution prior to filing the tax return. Any income earned by the excess contribution must also be withdrawn at the time the excess contribution is withdrawn. Since the excess contribution was not deductible when made, it is not included in the individual's income when returned, nor is it subject to the 10% tax on premature distributions. Income earned by the excess contribution, however, must be included in the individual's income tax return for the tax year in which it was earned. If the 6% excise tax is imposed for the taxable year, its cumulative effect can be avoided by making reduced contributions in a future year. Excess rollover contributions can also be corrected (with regard to dollar limitations) if the excess contribution was due to reasonable cause.

Form 5329

Form 5329 (Return for Individual Retirement Savings Arrangement) must accompany an individual's tax return (Form 1040) only if the individual owes excess contribution taxes, premature distribution taxes, or taxes on certain accumulations.

Distributions/Transfers

Traditional IRAs. Distributions from Traditional IRAs are taxed as ordinary income when received. Ten-year averaging is not permissible.

If non-deductible contributions are made, the portion of the Traditional IRA contribution consisting of non-deductible contributions will not be taxed again when distributed. A distribution of a non-deductible contribution will generally consist of a non-taxable portion (the return of non-deductible contributions) and a taxable portion (the return of deductible contributions, if any, and account earnings).

Thus, an individual may not take a distribution from a Traditional IRA which is entirely tax free. The following formula is used to determine the non-taxable portion of distributions for a taxable year:

     [Remaining Non-Deductible Contributions Year-End / Total Traditional IRA Account Balances] X Total Distributions (for the year)
     = Non-Taxable Distributions (for the year)
All of an individual's Traditional IRAs are treated as a single IRA to figure the year-end total IRA account balance. This includes all regular IRAs, as well as Simplified Employer Pension (SEP) IRAs, SIMPLE IRAs and Rollover IRAs. Distributions taken during the year must also be added back in. Calculation of the taxable portion of any IRA distribution as well as recordkeeping of the non-deductible contributions made to an IRA are the Participant's responsibility.

Roth IRAs. Distributions from Roth IRAs are not subject to federal income tax if:

   (1) made  after  the   Participant   attains  age  59  1/2,  or  due  to  the
       Participant's death or disability, or for a first-time home purchase (up to $10,000), and
   (2) made more than five tax years after the tax year of the initial contribution to any Roth IRA.

Distributions from a Roth IRA that do not qualify for tax-exempt treatment (e.g. because taken before the Participant attains age 59 1/2 or before five years have passed since the initial contribution was made) are treated first as a return of the Participant's contribution and after that amount is distributed, additional distributions would be taxed as ordinary income and would be subject to the 10% penalty tax if none of the previously described exceptions to the penalty tax apply. Calculation of the taxable portion of any distribution as well as recordkeeping of the undistributed balance of Roth IRA contributions are the Participant's responsibility.

The IRS has not issued regulations governing distributions from Roth IRAs, so there are some unanswered questions regarding distributions subsequent to the Participant's death. Distributions will be subject to such regulations when and as adopted.

Financial Disclosure

Information about the Funds and the method by which the annual earnings are computed and allocated to each shareholder's account is described in the prospectus accompanying this disclosure statement.

An annual administration fee of $15.00 is also required. This fee will be deducted from the account as a separate item on the first business day of December each year. You may pay this fee by separate check before November 15. There is also a sales charge deducted on the purchase of Class A shares of most of the Funds amounting to 4.75% (3.75% for SEP IRAs and certain "listbill" plans) or less of the amount of the transaction at offering price. These sales charges are reduced under various circumstances described in detail in the Fund's prospectus. A contingent deferred sales charge of up to 4% (3% for SEP IRAs and certain "listbill" plans) applies to Class B shares of each of the Funds. Class C shares are available with no front end sales charge and no contingent deferred sales charge if shares are held for greater than 1 year. A complete description of Class A shares, Class B shares, and Class C shares is provided in the prospectus. You must have received a prospectus prior to submitting your application to create a Traditional or Roth IRA. The annual earnings on your Account will depend upon the investment income received by the Fund or Funds which you select. Growth in value of this Account is neither guaranteed nor projected. All certificates shall be held by the Custodian. The Custodian has the right to change its fees in the current and/or future years.

Prohibited Transactions

If the Participant borrows money by use of the Traditional or Roth IRA or uses any portion of it as security for a loan (which the plan prohibits), the portion so used will be treated for tax purposes as having been distributed to the Participant. In addition, if a Participant or a Beneficiary engages in a prohibited transaction (as defined in Section 4975 of the Internal Revenue Code) with respect to the Traditional or Roth IRA, the Account will be disqualified and the entire amount in the Account will be treated as having been distributed to the Participant. Examples of prohibited transactions for both Traditional and Roth IRAs are: the borrowing of the income or principal from the IRA, selling property to or buying property from the IRA, or receiving more than reasonable compensation for services performed for the IRA. When all or a portion of an IRA is treated as having been distributed, such amounts will be taxed as previously described as a distribution for that taxable year and will generally be subject to the 10% federal tax on premature distributions (unless an exemption applies).

Estate And Gift Tax Considerations

Transfers of Traditional and Roth IRAs are generally subject to taxation under federal estate and gift tax laws. To the extent that benefits are distributed to the spouse of the Participant, the amount of the benefits may be eligible for the estate tax marital deduction.

In community property states, if a person other than a spouse is designated as the plan beneficiary, the spouse might be considered to have made a gift on one-half of the value of the benefit conveyed when the conveyance is complete.

IRS Approval Letter

An IRS approval letter has not been obtained for the IRA Plan and Custodial Agreement contained in this booklet but the Custodian is of the opinion that the form of the Plan and Custodial Agreement complies with applicable federal income tax rules and regulations.

Further Information

Further information regarding Individual Retirement Accounts and the retirement savings deduction may be obtained from any district office of the Internal Revenue Service.

Because legal and tax consequences of the use of the plan may vary in particular cases, independent advice should be sought from your attorney or tax advisor.






                          Principal Balanced Fund, Inc.
                         Principal Blue Chip Fund, Inc.
                            Principal Bond Fund, Inc.
                       Principal Capital Value Fund, Inc.
                      Principal Cash Management Fund, Inc.
                      Principal European Equity Fund, Inc.
                Principal Government Securities Income Fund, Inc.
                           Principal Growth Fund, Inc.
                         Principal High Yield Fund, Inc.
               Principal International Emerging Markets Fund, Inc.
                       Principal International Fund, Inc.
                   Principal International SmallCap Fund, Inc.
                    Principal LargeCap Stock Index Fund, Inc.
                     Principal Limited Term Bond Fund, Inc.
                           Principal MidCap Fund, Inc.
                       Principal Pacific Basin Fund, Inc.
                   Principal Partners Equity Growth Fund, Inc.
            (formerly Principal Partners Aggressive Growth Fund, Inc.)
                  Principal Partners LargeCap Blend Fund, Inc.
                  Principal Partners LargeCap Growth Fund, Inc.
                  Principal Partners LargeCap Value Fund, Inc.
                   Principal Partners MidCap Growth Fund, Inc.
                  Principal Partners SmallCap Growth Fund, Inc.
                        Principal Real Estate Fund, Inc.
                          Principal SmallCap Fund, Inc.
                      Principal Tax-Exempt Bond Fund, Inc.
                         Principal Utilities Fund, Inc.



                       Statement of Additional Information


                               dated March 1, 2001



This Statement of Additional Information is not a prospectus but is a part of the prospectuses for the Funds listed above. The most recent prospectuses dated March 1, 2001 and shareholder report are available without charge. Please call 1-800-247-4123 to request a copy. The prospectus for Class A, Class B and Class C shares of all funds may also be viewed on our web site at www.principal.com/funds.



                                TABLE OF CONTENTS


Investment Policies and Restrictions of the Funds.....................   4
Growth-Oriented Funds.................................................   7
Income-Oriented Funds ................................................  12
Money Market Fund.....................................................  17
Funds' Investments....................................................  18
Management of the Funds...............................................  31
Manager and Sub-Advisors..............................................  36
Cost of Manager's Services............................................  37
Brokerage on Purchases and Sales of Securities........................  42
How to Purchase Shares................................................  50
Offering Price of Funds' Shares.......................................  52
Distribution Plan.....................................................  59
Determination of Net Asset Value of Funds' Shares ....................  63
Performance Calculation...............................................  64
Tax Treatment of Funds, Dividends and Distributions  .................  71
General Information and History.......................................  73
Financial Statements .................................................  73
Appendix A ...........................................................  74
Appendix B............................................................  75
Appendix C............................................................  78
Appendix D............................................................


INVESTMENT POLICIES AND RESTRICTIONS OF THE FUNDS

The following information about the Principal Mutual Funds, a family of separately incorporated, open-end management investment companies, commonly called mutual funds, supplements the information provided in the Prospectuses under the caption "CERTAIN INVESTMENT STRATEGIES AND RELATED RISKS".

There are four categories of Principal Mutual Funds:


Domestic Growth-Oriented Funds which include:
o ten Funds which seek to achieve growth of capital primarily through investments in equity securities (Capital Value Fund, Growth Fund, MidCap Fund, Partners Equity Growth Fund, Principal Partners LargeCap Blend Fund, Partners LargeCap Growth Fund, Principal Partners LargeCap Value Fund, Partners MidCap Growth Fund, Principal Partners SmallCap Growth Fund and SmallCap Fund);
o one Fund which seeks a total investment return including both capital appreciation and income through investments in equity and debt securities (Balanced Fund);
o one Fund which seeks growth of capital and growth of income primarily through investments in common stocks of well-capitalized, established companies (Blue Chip Fund);
o one Fund which seeks to generate total return by investing primarily in equity securities of companies principally engaged in the real estate industry (Real Estate Fund);
o one Fund which seeks to approximate the performance of the Standard & Poor's 500 Composite Stock Price Index (LargeCap Stock Index Fund); and
o one Fund which seeks current income and long-term growth of income and capital by investing primarily in equity and fixed-income securities of companies in the public utilities industry (Utilities Fund).


International Growth-Oriented Funds which include five Funds which seek growth of capital primarily through investments in equity securities (European Equity Fund, International Emerging Markets Fund, International Fund, International SmallCap Fund and Pacific Basin Fund).

Income-Oriented Funds which include five funds which seek primarily a high level of income through investments in debt securities (Bond Fund, Government Securities Income Fund, High Yield Fund, Limited Term Bond Fund and Tax-Exempt Bond Fund).

Money Market Fund which seeks primarily a high level of income through investments in short-term debt securities (Cash Management Fund).

The investment objectives, principal investment policies and the main risks of each Fund are described in the Prospectus. This Statement of Addition Information ("SAI") contains supplemental information about those policies and risks and the types of securities each Fund's Sub-Advisor can select. Additional information is also provided about the strategies that the Fund may use to try to achieve its objective.

The composition of each Fund and the techniques and strategies that the Fund's Sub-Advisor may use in selecting securities will vary over time. A Fund is not required to use all of the investment techniques and strategies available to it in seeking its goals.

Unless otherwise indicated, with the exception of the percentage limitations on borrowing, the restrictions apply at the time transactions are entered into. Accordingly, any later increase or decrease beyond the specified limitation, resulting from market fluctuations or in a rating by a rating service, does not require elimination of any security from the portfolio.

Except as described below as "Fundamental Restrictions," the investment policies described in this SAI and the prospectuses are not fundamental and may be changed by the Board of Directors without shareholder approval. The Fundamental Restrictions may not be changed without a vote of a majority of the outstanding voting securities of the affected Fund. The Investment Company Act of 1940, as amended ("1940 Act") provides that "a vote of a majority of the outstanding voting securities" of a Fund means the affirmative vote of the lesser of (1) more that 50% of the outstanding shares, or (2) 67% or more of the shares present at a meeting if more than 50% of the outstanding Fund shares are represented at the meeting in person or by proxy. Each share as one vote, with fractional shares voting proportionately. Shares of all classes of a Fund will vote together as a single class except when otherwise required by law or as determined by the Board of Directors.

The Table on the next page graphically illustrates each Fund's emphasis on producing current income or capital growth and the stability of the market value of the Fund's portfolio. These illustrations represent comparative relationships only with regard to the investment objectives sought by the Funds. Relative income, stability and growth may vary among the Funds with certain market conditions. The illustrations are not intended and should not be construed as projected relative performances of the Principal Mutual Funds.


INCOME-ORIENTED FUNDS

PRINCIPAL LIMITED TERM BOND FUND . . . for investors seeking a high level of current income combined with a relative high level of stability of principal by investing in fixed-income securities with maturities of 5 years or less.

PRINCIPAL GOVERNMENT SECURITIES INCOME FUND . . . for investors seeking a high level of current income, liquidity, and relative safety from a portfolio emphasizing GNMA securities.

PRINCIPAL BOND FUND . . . for investors seeking high current income from a portfolio of higher quality bonds.

PRINCIPAL TAX-EXEMPT BOND FUND . . . for investors seeking a high level of current income exempt from federal income tax, consistent with preservation of capital.

PRINCIPAL HIGH YIELD FUND . . . for investors seeking higher current income from a portfolio of lower or non-rated fixed-income securities.

MONEY MARKET FUND

PRINCIPAL CASH MANAGEMENT FUND . . . for investors seeking income, liquidity and the stability of money market securities.

GROWTH ORIENTED
INTERNATIONAL FUNDS

PRINCIPAL INTERNATIONAL FUND . . . for investors seeking growth from common stocks of companies domiciled in any of the major nations of the world.


PRINCIPAL EUROPEAN EQUITY FUND . . . for investors seeking growth of capital by investing primarily in equity securities (or other securities with equity characteristics) of issuers located in Europe.

PRINCIPAL PACIFIC BASIN FUND . . . for investors seeking growth of capital by investing primarily in equity securities (or other securities with equity characteristics) of issuers located in the Pacific Basin.


PRINCIPAL INTERNATIONAL SMALLCAP FUND . . . for investors seeking long-term growth from equities from non-United States companies with relatively small market capitalization.

PRINCIPAL INTERNATIONAL EMERGING MARKETS FUND . . . for investors seeking long-term growth by investing in stocks of companies in emerging market countries.

GROWTH-ORIENTED DOMESTIC FUNDS

PRINCIPAL UTILITIES FUND . . . for investors seeking current income and long-term growth of income and capital from securities issued by public utilities companies.

PRINCIPAL REAL ESTATE FUND . . . for investors seeking long-term capital growth and current income from securities of companies primarily engaged in the real estate industry.

PRINCIPAL BALANCED FUND . . . for investors seeking total return from a flexible portfolio of common stocks, corporate bonds and money market securities.

PRINCIPAL BLUE CHIP FUND . . . for investors seeking growth of capital and growth of income from stocks of well capitalized, established companies.

PRINCIPAL CAPITAL VALUE FUND . . . for investors seeking long-term capital appreciation, with growth of income as a secondary objective.

PRINCIPAL LARGECAP STOCK INDEX FUND . . . for investors seeking long-term growth of capital by investing in widely held common stocks representing industrial, financial, utilities and transportation companies.

PRINCIPAL GROWTH FUND . . . for investors seeking long-term growth opportunities from a common stock portfolio.

PRINCIPAL MIDCAP FUND . . . for investors seeking long-term capital growth from securities of emerging and other growth-oriented companies.

PRINCIPAL PARTNERS AGGRESSIVE GROWTH FUND . . . for investors seeking long-term capital appreciation from a portfolio of primarily equity securities.

PRINICIPAL PARTNERS LARGECAP GROWTH FUND . . . for investors seeking long-term growth of capital by investing primarily in common stocks of larger capitalization domestic companies.


PRINCIPAL PARTNERS LARGECAP BLEND FUND . . . for investors seeking long-term growth of capital by investing primarily in common stocks of larger capitalization growth and value companies.

PRINCIPAL PARTNERS LARGECAP VALUE FUND . . . for investors seeking long-term growth of capital by investing primarily in common stocks of larger capitalization value companies

PRINCIPAL PARTNERS SMALLCAP GROWTH FUND . . . for investors seeking long-term growth of capital by investing in equity securities of small growth companies.


PRINCIPAL PARTNERS MIDCAP GROWTH FUND . . . for investors seeking long-term growth of capital by investing primarily in medium capitalization U.S. companies.

PRINCIPAL SMALLCAP FUND . . . for investors seeking long-term growth of capital from a portfolio of investment securities issued by companies domiciled in the United States with comparatively smaller market capitalization.

* These illustrations represent comparative relationships only with regard to the investment objectives sought by the funds. Relative income, stability and growth may vary among the funds with certain market conditions. In no way should the illustrations be construed as projected relative performances of the Principal funds.

GROWTH-ORIENTED FUNDS

Investment Objectives

Principal Balanced Fund, Inc. ("Balanced Fund") seeks to generate a total investment return consisting of current income and capital appreciation while assuming reasonable risks in furtherance of the investment objective.

Principal Blue Chip Fund, Inc. ("Blue Chip Fund") seeks to achieve growth of capital and growth of income by investing primarily in common stocks of well capitalized, established companies.

Principal Capital Value Fund, Inc. ("Capital Value Fund") seeks to achieve primarily long-term capital appreciation and secondarily growth of investment income through the purchase primarily of common stocks, but the Fund may invest in other securities.

Principal European Equity Fund, Inc. ("European Equity Fund") seeks to achieve growth of capital. The Fund seeks to achieve its objective by investing primarily in equity securities (or other securities with equity characteristics) of issuers located in Europe.

Principal Growth Fund, Inc. ("Growth Fund") seeks to achieve growth of capital through the purchase primarily of common stocks, but the Fund may invest in other securities.

Principal International Emerging Markets Fund, Inc. ("International Emerging Markets Fund") seeks to achieve long-term growth of capital by investing primarily in equity securities of issuers in emerging market countries.

Principal International Fund, Inc. ("International Fund") seeks to achieve long-term growth of capital by investing in a portfolio of equity securities of companies domiciled in any of the nations of the world.

Principal International SmallCap Fund, Inc. ("International SmallCap Fund") seeks to achieve long-term growth of capital by investing primarily in equity securities of non-United States companies with comparatively smaller market capitalizations.


Principal LargeCap Stock Index Fund, Inc. ("LargeCap Stock Index Fund") seeks to achieve long-term growth of capital. The Fund attempts to mirror the investment results of the Standard & Poor's 500 Composite Stock Price Index ("S&P 500").


Principal   MidCap  Fund,   Inc.   ("MidCap  Fund")  seeks  to  achieve  capital
appreciation by investing primarily in securities of emerging and other growth-oriented companies.

Principal Pacific Basin Fund, Inc. ("Pacific Basin Fund") seeks to achieve growth of capital. The Fund seeks to achieve its objective by investing primarily in equity securities (or other securities with equity characteristics) of issuers located in the Pacific Basin.

Principal Partners Equity Growth Fund, Inc. ("Partners Equity Growth Fund") seeks to achieve long-term capital appreciation by investing primarily in equity securities.

Principal Partners LargeCap Blend Fund, Inc. ("Partners LargeCap Blend Fund") seeks long-term growth of capital by investing primarily in common stocks of larger capitalization growth and value companies.

Principal Partners LargeCap Growth Fund, Inc. ("Partners LargeCap Growth Fund") seeks to achieve long-term growth of capital by investing primarily in common stocks of larger capitalization domestic companies.

Principal Partners LargeCap Value Fund, Inc. ("Partners LargeCap Value Fund") seeks long-term growth of capital by investing primarily in common stocks of larger capitalization value companies.

Principal Partners MidCap Growth Fund, Inc. ("Partners MidCap Growth Fund") seeks to achieve long-term growth of capital by investing primarily in medium capitalization U.S. companies with strong earnings growth potential.

Principal Partners SmallCap Growth Fund, Inc. ("Partners SmallCap Growth Fund") seeks long-term growth of capital by investing in equity securities of small growth companies.

Principal Real Estate Fund, Inc. ("Real Estate Fund") seeks to generate total return by investing primarily in equity securities of companies principally engaged in the real estate industry.

Principal SmallCap Fund, Inc. ("SmallCap Fund") seeks to achieve long-term growth of capital by investing primarily in equity securities of companies with comparatively smaller market capitalizations.

Principal Utilities Fund, Inc. ("Utilities Fund") seeks to achieve high current income and long-term growth of income and capital. The Fund seeks to achieve its objective by investing primarily in equity and fixed income securities of companies in the public utilities industry.

Investment Restrictions

European Equity Fund, LargeCap Stock Index Fund, Pacific Basin Fund, Partners Equity Growth Fund, Partners LargeCap Blend Fund, Partners LargeCap Growth Fund, Partners LargeCap Value Fund, Partners MidCap Growth Fund and Partners SmallCap Growth Fund

Each of the following numbered restrictions is a matter of fundamental policy and may not be changed without shareholder approval. The European Equity Fund, LargeCap Stock Index Fund, Pacific Basin Fund, Partners Equity Growth Fund, Partners LargeCap Blend Fund, Partners LargeCap Growth Fund, Partners LargeCap Value Fund, Partners MidCap Growth Fund, and Partners SmallCap Growth Fund each may not:

(1) Issue any senior securities as defined in the Investment Company Act of 1940, as amended. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.

(2) Invest in physical commodities or commodity contracts (other than foreign currencies), but it may purchase and sell financial futures contracts, options on such contracts, swaps and securities backed by physical commodities.

(3) Invest in real estate, although it may invest in securities that are secured by real estate and securities of issuers that invest or deal in real estate.

(4)  Borrow  money,  except that it may
     (a) borrow from banks (as defined in the Investment Company Act of 1940, as amended) or other financial institutions or through reverse repurchase agreements in amounts up to 33 1/3% of its total assets (including the amount borrowed);
     (b) to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes;
     (c) obtain short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities; and
     (d) purchase securities on margin to the extent permitted by applicable law (the deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered purchase of securities on margin).

(5) Make loans, except that the Fund may (a) purchase and hold debt obligations in accordance with its investment objective and policies; (b) enter into repurchase agreements; and (c) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the United States Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned. This limit does not apply to purchases of debt securities or commercial paper.

(6) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that this limitation shall apply only with respect to 75% of the total assets of the Fund. This restriction does not apply to the Partners LargeCap Growth Fund as this Fund is not intended to qualify as a diversified management investment company as defined by the Investment Company Act of 1940.

(7) Act as an underwriter of securities, except to the extent that the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

(8) Concentrate its investments in any particular industry, except that the Fund may invest up to 25% of the value of its total assets in a single industry, provided that, when the Fund has adopted a temporary defensive posture, there shall be no limitation on the purchase of obligations issued or guaranteed by the United States Government or its agencies or instrumentalities. This restriction applies to the LargeCap Stock Index Fund except to the extent that the Standard & Poor's 500 Stock Index also is so concentrated.

(9) Sell securities short (except where the Fund holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short).

Each of these Funds has also adopted the following restrictions that are not fundamental policies and that may be changed without shareholder approval. It is contrary to each Fund's present policy to:

(1) Invest more than 15% of its net assets in illiquid securities and in repurchase agreements maturing in more than seven days except to the extent permitted by applicable law.

(2) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put or call options, futures contracts and options on futures contracts are not deemed to be pledges or other encumbrances.

(3)  Invest in companies for the purpose of exercising control or management.

(4) Invest more than 25% (10% for the LargeCap Stock Index and Partners MidCap Growth Funds) of its total assets in securities of foreign issuers. This restriction does not apply to the European Equity Fund or the Pacific Basin Fund.

(5) Enter into (a) any futures contracts and related options for non-bona fide hedging purposes within the meaning of Commodity Futures Trading Commission
     (CFTC) regulations if the aggregate initial margin and premiums required to establish such positions will exceed 5% of the fair market value of the Fund's net assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into; and (b) any futures contracts if the aggregate amount of such Fund's commitments under outstanding futures contracts positions would exceed the market value of its total assets.

(6) Invest more than 5% of its total assets in real estate limited partnership interests or real estate investment trusts. This restriction does not apply to the Partners MidCap Growth Fund.

(7) Acquire securities of other investment companies, except as permitted by the Investment Company Act of 1940, as amended, or any rule, order or interpretation thereunder, or in connection with a merger, consolidation, reorganization, acquisition of assets or an offer of exchange. The Fund may purchase securities of closed-end investment companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.

Balanced Fund, Blue Chip Fund, International Emerging Markets Fund, International Fund, International SmallCap Fund, MidCap Fund,
Real Estate Fund, SmallCap Fund and Utilities Fund

Each of the following numbered restrictions is a matter of fundamental policy and may not be changed without shareholder approval. The Balanced Fund, Blue Chip Fund, International Fund, International Emerging Markets Fund, International SmallCap Fund, MidCap Fund, Real Estate Fund, SmallCap Fund and Utilities Fund each may not:

(1) Issue any senior securities as defined in the Investment Company Act of 1940. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.

(2) Purchase or retain in its portfolio securities of any issuer if those officers or directors of the Fund or its Manager owning beneficially more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

(3) Invest in commodities or commodity contracts, but it may purchase and sell financial futures contracts and options on such contracts.

(4) Invest in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(5) Borrow money, except for temporary or emergency purposes, in an amount not to exceed 5% of the value of the Fund's total assets at the time of the borrowing.

(6) Make loans, except that the Fund may (i) purchase and hold debt obligations in accordance with its investment objective and policies, (ii) enter into repurchase agreements, and (iii) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the United States Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

(7) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that these limitations shall apply only with respect to 75% of the Fund's total assets.

(8) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

(9) Concentrate its investments in any particular industry or industries, except that:
     (a) the Utilities Fund may not invest less than 25% of its total assets in securities of companies in the public utilities industry,
     (b) the Balanced Fund, Blue Chip Fund, International Emerging Markets Fund, International Fund, International SmallCap Fund, MidCap Fund and SmallCap Fund each may invest not more than 25% of the value of its total assets in a single industry, and
     (c) the Real Estate Fund may not invest less than 25% of its total assets in securities of companies in the real estate industry.

(10) Sell securities short (except where the Fund holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short) or purchase any securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

(11)  Invest  in  interests  in  oil,  gas  or  other  mineral   exploration  or
      development programs, although the Fund may invest in securities of issuers which invest in or sponsor such programs.

Each of these Funds has also adopted the following restrictions which are not fundamental policies and may be changed without shareholder approval. It is contrary to each Fund's present policy to:

(1) Invest more than 15% of its total assets in securities not readily marketable and in repurchase agreements maturing in more than seven days. The value of any options purchased in the Over-the-Counter market are included as part of this 15% limitation.

(2) Purchase warrants in excess of 5% of its total assets, of which 2% may be invested in warrants that are not listed on the New York or American Stock Exchange. The 2% limitation for the International Fund also includes warrants not listed on the Toronto Stock Exchange. The 2% limitation for the International Emerging Markets Fund and International SmallCap Fund also includes warrants not listed on the Toronto Stock Exchange and the Chicago Board Options Exchange.

(3) Purchase securities of any issuer having less than three years' continuous operation (including operations of any predecessors) if such purchase would cause the value of the Fund's investments in all such issuers to exceed 5% of the value of its total assets.

(4) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts and options on futures contracts are not deemed to be pledges or other encumbrances.

(5)  Invest in companies for the purpose of exercising control or management.

(6) Invest more than 5% of its total assets in the purchase of covered spread options and the purchase of put and call options on securities, securities indices and financial futures contracts. Options on financial futures contracts and options on securities indices will be used solely for hedging purposes; not for speculation.

(7) Invest more than 5% of its assets in initial margin and premiums on financial futures contracts and options on such contracts.

(8)  Invest in arbitrage transactions.

(9) Invest in real estate limited partnership interests except that this restriction shall not apply to the Real Estate Fund.

(10)  Invest in mineral leases.

The Balanced Fund, Blue Chip Fund, MidCap Fund, SmallCap Fund and Utilities Fund have also adopted a restriction, which is not a fundamental policy and may be changed without shareholder approval, that each such Fund may not invest more than 20% of its total assets in securities of foreign issuers.

The Real Estate Fund has adopted a restriction, which is not a fundamental policy and may be changed without shareholder approval, that the Fund may not invest more than 25% of its total assets in securities of foreign issuers.

The Balanced Fund, Blue Chip Fund, International Emerging Markets Fund, International Fund, International SmallCap Fund, MidCap Fund, SmallCap Fund and Utilities Fund have also adopted a restriction, which is not a fundamental policy and may be changed without shareholder approval, that each Fund may not invest more than 10% of its assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation or plan of reorganization and the Funds may purchase securities of closed-end companies in the open market where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved.

The Utilities Fund has also adopted a restriction, which is not a fundamental policy and may be changed without shareholder approval, that the Fund may not own more than 5% of the outstanding voting securities of more than one public utility company as defined by the Public Utility Holding Company Act of 1935.

Capital Value Fund and Growth Fund

Each of the following numbered restrictions is a matter of fundamental policy and may not be changed without shareholder approval. The Capital Value Fund and Growth Fund each may not:

(1) Concentrate its investments in any one industry. No more than 25% of the value of its total assets will be invested in any one industry.

(2) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that these limitations shall apply only with respect to 75% of the Fund's total assets.

(3) Underwrite securities of other issuers, except that the Fund may acquire portfolio securities under circumstances where if sold the Fund might be deemed an underwriter for purposes of the Securities Act of 1933.

(4) Purchase securities of any company with a record of less than three years' continuous operation (including that of predecessors) if the purchase would cause the value of the Fund's aggregate investments in all such companies to exceed 5% of the Fund's total assets.

(5) Engage in the purchase and sale of illiquid interests in real estate. For this purpose, readily marketable interests in real estate investment trusts are not interests in real estate.

(6) Invest in commodities or commodity contracts, but it may purchase and sell financial futures contracts and options on such contracts.

(7) Purchase or retain in its portfolio securities of any issuer if those officers and directors of the Fund or its Manager owning beneficially more than one-half of one percent (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

(8) Purchase securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The Fund may not sell securities short (except where the Fund holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short). The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin. The Fund will not issue or acquire put and call options.

(9) Invest more than 5% of its assets at the time of purchase in rights and warrants (other than those that have been acquired in units or attached to other securities).

(10) Invest more than 20% of its total assets in securities of foreign issuers.

In addition:

(11) The Fund may not make loans, except that the Fund may (i) purchase and hold debt obligations in accordance with its investment objective and policies, (ii) enter into repurchase agreements, and (iii) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the United States Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

(12) The Fund does not propose to borrow money except for temporary or emergency purposes from banks in an amount not to exceed the lesser of (i) 5% of the value of the Fund's assets, less liabilities other than such borrowings, or (ii) 10% of the Fund's assets taken at cost at the time such borrowing is made. The Fund may not pledge, mortgage, or hypothecate its assets (at value) to an extent greater than 15% of the gross assets taken at cost. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts and options on futures contracts are not deemed to be pledges or other encumbrances.

Each of these Funds has also adopted the following restrictions which are not fundamental policies and may be changed without shareholder approval, each Fund may not:

(1)  Invest in companies for the purpose of exercising control or management.

(2) Purchase warrants in excess of 5% of its total assets, of which 2% may be invested in warrants that are not listed on the New York or American Stock Exchange.

(3) Invest more than 15% of its total assets in securities not readily marketable and in repurchase agreements maturing in more than seven days.

(4)  Invest in real estate limited partnership interests.

(5)  Invest  in  interests  in  oil,  gas,  or  other  mineral   exploration  or
     development programs, but the Fund may purchase and sell securities of companies which invest or deal in such interests.

(6) Invest more than 10% of its assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connect with a merger, consolidation or plan of reorganization.

(7) Invest more than 5% of its total assets in the purchase of covered spread options and the purchase of put and call options on securities, securities indices and financial futures contracts. Options on financial futures contracts and options on securities indices will be used solely for hedging purposes, not for speculation.

(8) Invest more than 5% of its assets in initial margin and premiums on financial futures contracts and options on such contracts.

INCOME-ORIENTED FUNDS

Investment Objectives

Principal Bond Fund, Inc. ("Bond Fund") seeks to provide as high a level of income as is consistent with preservation of capital and prudent investment risk.

Principal Government Securities Income Fund, Inc. ("Government Securities Income Fund") seeks a high level of current income, liquidity and safety of principal by purchasing obligations issued or guaranteed by the United States Government or its agencies, with emphasis on Government National Mortgage Association Certificates ("GNMA Certificates"). The guarantee by the United States Government extends only to principal and interest. There are certain risks unique to GNMA Certificates.

Principal High Yield Fund, Inc. ("High Yield Fund") seeks high current income primarily by purchasing high yielding, lower or nonrated fixed income securities which are believed to not involve undue risk to income or principal. Capital growth is a secondary objective when consistent with the objective of high current income.

Principal Limited Term Bond Fund, Inc. ("Limited Term Bond Fund") seeks a high level of current income consistent with a relatively high level of principal stability by investing in a portfolio of securities with a dollar weighted average maturity of five years or less.

Principal Tax-Exempt Bond Fund, Inc. ("Tax-Exempt Bond Fund") seeks as high a level of current income exempt from federal income tax as is consistent with preservation of capital. The Fund seeks to achieve its objective primarily through the purchase of investment grade quality, tax-exempt fixed income obligations.

Investment Restrictions

Bond Fund, High Yield Fund and Limited Term Bond Fund


Each of the following numbered restrictions is a matter of fundamental policy and may not be changed without shareholder approval. The Bond Fund, High Yield Fund and Limited Term Bond Fund each may not:

(1) Issue any senior securities as defined in the Investment Company Act of 1940. Purchasing and selling securities and futures contracts and options thereon and borrowing money in accordance with restrictions described below do not involve the issuance of a senior security.

(2) Purchase or retain in its portfolio securities of any issuer if those officers or directors of the fund or its Manager owning beneficially more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

(3) Invest in commodities or commodity contracts, but it may purchase and sell financial futures contracts and options on such contracts.

(4) Invest in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(5) Borrow money, except for temporary or emergency purposes, in an amount not to exceed 5% of the value of the Fund's total assets at the time of the borrowing.

(6) Make loans, except that the Fund may (i) purchase and hold debt obligations in accordance with its investment objective and policies, (ii) enter into repurchase agreements, and (iii) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the United States Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

(7) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that these limitations shall apply only with respect to 75% of the Fund's total assets.

(8) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

(9) Concentrate its investments in any particular industry or industries, except that the Fund may invest not more than 25% of the value of its total assets in a single industry.

(10) Sell securities short (except where the Fund holds or has the right to obtain at no added cost a long position in the securities sold that equals or exceeds the securities sold short) or purchase any securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

(11)  Invest  in  interests  in  oil,  gas  or  other  mineral   exploration  or
      development programs, although the Fund may invest in securities of issuers which invest in or sponsor such programs.

Each of these Funds has also adopted the following restrictions which are not fundamental policies and may be changed without shareholder approval. It is contrary to each Fund's present policy to:

(1) Invest more than 15% of its total assets in securities not readily marketable and in repurchase agreements maturing in more than seven days. The value of any options purchased in the Over-the-Counter market are included as part of this 15% limitation.

(2) Purchase warrants in excess of 5% of its total assets, of which 2% may be invested in warrants that are not listed on the New York or American Stock Exchange.

(3) Purchase securities of any issuer having less than three years' continuous operation (including operations of any predecessors) if such purchase would cause the value of the Fund's investments in all such issuers to exceed 5% of the value of its total assets.

(4) Purchase securities of other investment companies except in connection with a merger, consolidation, or plan of reorganization or by purchase in the open market of securities of closed-end companies where no underwriter or dealer's commission or profit, other than a customary broker's commission, is involved, and if immediately thereafter not more than 10% of the value of the Fund's total assets would be invested in such securities.

(5) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts and options on futures contracts are not deemed to be pledges or other encumbrances.

(6)  Invest in companies for the purpose of exercising control or management.

(7) Invest more than 20% of its total assets in securities of foreign issuers.

(8) Invest more than 5% of its total assets in the purchase of covered spread options and the purchase of put and call options on securities, securities indices and financial futures contracts. Options on financial futures contracts and options on securities indices will be used solely for hedging purposes; not for speculation.

(9) Invest more than 5% of its assets in initial margin and premiums on financial futures contracts and options on such contracts.

(10)  Invest in arbitrage transactions.

(11)  Invest in real estate limited partnership interests.

Government Securities Income Fund


Each of the following numbered restrictions is a matter of fundamental policy and may not be changed without shareholder approval. The Government Securities Income Fund may not:

(1)  Issue any senior securities.

(2) Purchase any securities other than obligations issued or guaranteed by the United States Government or its agencies or instrumentalities, except that the Fund may maintain reasonable amounts in cash or commercial paper or purchase short-term debt securities not issued or guaranteed by the United States Government or its agencies or instrumentalities for daily cash management purposes or pending selection of particular long-term investments. There is no limit on the amount of its assets which may be invested in the securities of any one issuer of obligations issued by the United States Government or its agencies or instrumentalities.

(3)  Act as an underwriter  of securities,  except to the extent the Fund may be
     deemed  to  be  an  underwriter  in  connection   with  the  sale  of  GNMA
     certificates held in its portfolio.

(4) Engage in the purchase and sale of interests in real estate, including interests in real estate investment trusts (although it will invest in securities secured by real estate or interests therein, such as mortgage-backed securities) or invest in commodities or commodity contracts, oil and gas interests, or mineral exploration or development programs.

(5) Purchase or retain in its portfolio securities of any issuer if those officers and directors of the Fund or its Manager owning beneficially more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

(6) Sell securities short or purchase any securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The deposit or payment of margin in connection with transactions in options and financial futures contracts is not considered the purchase of securities on margin.

(7)  Invest in companies for the purpose of exercising control or management.

(8) Make loans, except that the Fund may purchase or hold debt obligations in accordance with the investment restrictions set forth in paragraph (2) and may enter into repurchase agreements for such securities, and may lend its portfolio securities without limitation against collateral consisting of cash, or securities issued or guaranteed by the United States Government or its agencies or instrumentalities, which is equal at all times to 100% of the value of the securities loaned.

(9) Borrow money, except for temporary or emergency purposes, in an amount not to exceed 5% of the value of the Fund's total assets.

(10) Enter into repurchase agreements maturing in more than seven days if, as a result, thereof, more than 10% of the Fund's total assets would be invested in such repurchase agreements and other assets without readily available market quotations.

(11) Invest more than 5% of its total assets in the purchase of covered spread options and the purchase of put and call options on securities, securities indices and financial futures contracts.

(12) Invest more than 5% of its assets in initial margin and premiums on financial futures contracts and options on such contracts.

The Fund has also adopted the following restrictions which are not fundamental policies and may be changed without shareholder approval. It is contrary to the Fund's current policy to:

(1) Invest more than 15% of its total assets in securities not readily marketable and in repurchase agreements maturing in more than seven days. The value of any options purchased in the Over-the-Counter market are included as part of this 15% limitation.

(2) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings. The deposit of underlying securities and other assets in escrow and other collateral arrangements in connection with transactions in put and call options, futures contracts and options on futures contracts are not deemed to be pledges or other encumbrances.

(3)  Invest in real estate limited partnership interests.

(4) Invest more than 10% of its assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation or plan of reorganization.

Tax-Exempt Bond Fund


Each of the following numbered restrictions is a matter of fundamental policy and may not be changed without shareholder approval. The Tax-Exempt Bond Fund may not:

(1) Issue any senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) purchasing any securities on a when-issued or delayed delivery basis; or
     (b) borrowing money in accordance with restrictions described below.

(2) Purchase any securities other than Municipal Obligations and Taxable Investments as defined in the Prospectus and Statement of Additional Information.

(3) Act as an underwriter of securities, except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities held in its portfolio.

(4) Invest more than 10% of its assets in securities of other investment companies, invest more than 5% of its total assets in the securities of any one investment company, or acquire more than 3% of the outstanding voting securities of any one investment company except in connection with a merger, consolidation or plan of reorganization.

(5) Purchase or retain in its portfolio securities of any issuer if those officers and directors of the Fund or its Manager owning more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

(6)  Invest in companies for the purpose of exercising control or management.

(7)  Invest more than:
     (a) Invest more than 5% of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the United States Government or its agencies or instrumentalities) or purchase more than 10% of the outstanding voting securities of any one issuer, except that these limitations shall apply only with respect to 75% of the Fund's total assets.
     (b) 15% of its total assets in securities that are not readily marketable and in repurchase agreements maturing in more than seven days.

(8) Invest in real estate, although it may invest in securities which are secured by real estate and securities of issuers which invest or deal in real estate.

(9)  Invest in commodities or commodity futures contracts.

(10)  Write, purchase or sell puts, calls or combinations thereof.

(11)  Invest  in  interests  in  oil,  gas  or  other  mineral   exploration  or
      development programs, although it may invest in securities of issuers which invest in or sponsor such programs.

(12)  Make short sales of securities.

(13) Purchase any securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions.

(14) Make loans, except that the Fund may purchase and hold debt obligations in accordance with its investment objective and policies, enter into repurchase agreements, and may lend its portfolio securities without limitation against collateral, consisting of cash or securities issued or guaranteed by the United States Government or its agencies or instrumentalities, which is equal at all times to 100% of the value of the securities loaned.

(15) Borrow money, except for temporary or emergency purposes from banks in an amount not to exceed 5% of the value of the Fund's total assets at the time the loan is made.

(16) Pledge, mortgage or hypothecate its assets, except to secure permitted borrowings.

The Fund has also adopted the following restriction which is not fundamental and may be changed without shareholder approval. It is contrary to the Fund's current policy to invest in real estate limited partnership interests.

The identification of the issuer of a Municipal Obligation depends on the terms and conditions of the security. When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the security is backed only by the assets and revenues of the subdivision, the subdivision is deemed the sole issuer. Similarly, in the case of an industrial development bond, if that bond is backed only by the assets and revenues of the nongovernmental user, then such nongovernmental user is deemed the sole issuer. If, in either case, the creating government or some other entity guarantees a security, the guarantee is considered a separate security and is treated as an issue of such government or other entity. However, that guarantee is not deemed a security issued by the guarantor if the value of all securities issued or guaranteed by the guarantor and owned by the Fund does not exceed 10% of the value of the Fund's total assets.

The Fund may invest without limit in debt obligations of issuers located in the same state and in debt obligations which are repayable out of revenue sources generated from economically related projects or facilities. Sizable investments in such obligations could increase the risk to the Fund since an economic, business or political development or change affecting one security could also affect others. The Fund may also invest without limit in industrial development bonds, but it will not invest more than 20% of its total assets in any Municipal Obligation the interest on which is treated as a tax preference item for purposes of the federal alternative minimum tax.

MONEY MARKET FUND

Investment Objectives

Principal Cash Management Fund, Inc. ("Cash Management Fund") seeks as high a level of income available from short-term securities as is considered consistent with preservation of principal and maintenance of liquidity by investing in a portfolio of money market instruments.

Investment Restrictions

Cash Management Fund


Each of the following numbered restrictions is a matter of fundamental policy and may not be changed without shareholder approval. The Cash Management Fund may not:

(1) Concentrate its investments in any one industry. No more than 25% of the value of its total assets will be invested in securities of issuers having their principal activities in any one industry, other than securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, or obligations of domestic branches of U.S. banks and savings institutions. (See "Bank Obligations").

(2) Purchase the securities of any issuer if the purchase will cause more than 5% of the value of its total assets to be invested in the securities of any one issuer (except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

(3) Purchase the securities of any issuer if the purchase will cause more than 10% of the outstanding voting securities of the issuer to be held by the Fund (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities).

(4) Act as an underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.

(5) Purchase securities of any company with a record of less than 3 years continuous operation (including that of predecessors) if the purchase would cause the value of the Fund's aggregate investments in all such companies to exceed 5% of the value of the Fund's total assets.

(6) Engage in the purchase and sale of illiquid interests in real estate, including interests in real estate investment trusts (although it may invest in securities secured by real estate or interests therein) or invest in commodities or commodity contracts, oil and gas interests, or mineral exploration or development programs.

(7) Purchase securities of other investment companies except in connection with a merger, consolidation, or plan of reorganization.

(8) Purchase or retain in its portfolio securities of any issuer if those officers and directors of the Fund or its Manager owning beneficially more than one-half of 1% (0.5%) of the securities of the issuer together own beneficially more than 5% of such securities.

(9) Purchase securities on margin, except it may obtain such short-term credits as are necessary for the clearance of transactions. The Fund will not effect a short sale of any security. The Fund will not issue or acquire put and call options, straddles or spreads or any combination thereof.

(10)  Invest in companies for the purpose of exercising control or management.

(11) The Fund may not make loans, except that the Fund may (i) purchase and hold debt obligations in accordance with its investment objective and policies, (ii) enter into repurchase agreements, and (iii) lend its portfolio securities without limitation against collateral (consisting of cash or securities issued or guaranteed by the United States Government or its agencies or instrumentalities) equal at all times to not less than 100% of the value of the securities loaned.

(12) Borrow money except from banks for temporary or emergency purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not to exceed the lesser of (i) 5% of the value of the Fund's assets, or (ii) 10% of the value of the Fund's net assets taken at cost at the time such borrowing is made. The Fund will not issue senior securities except in connection with such borrowings. The Fund may not pledge, mortgage, or hypothecate its assets (at value) to an extent greater than 10% of the net assets.

(13) Invest in time deposits maturing in more than seven days; time deposits maturing from two business days through seven calendar days may not exceed 10% of the value of the Fund's total assets.

(14) Invest more than 10% of its total assets in securities not readily marketable and in repurchase agreements maturing in more than seven days.

The Fund has also adopted the following restriction which is not fundamental and may be changed without shareholder approval. It is contrary to the Fund's current policy to:

(1)  Invest in real estate limited partnership interests.

FUNDS' INVESTMENTS

The following  information  supplements the discussion of the Funds'  investment
objectives  and  policies  in  the  Prospectuses   under  the  caption  "CERTAIN
INVESTMENT STRATEGIES AND RELATED RISKS."

In selecting securities for the Partners Equity Growth Fund and the Partners LargeCap Growth Fund, the Sub-Advisors, Morgan Stanley Asset Management ("Morgan Stanley") and Duncan-Hurst Capital Management Inc. ("Duncan-Hurst"), respectively, follow a flexible investment program in looking for companies with above average capital appreciation potential. The Sub-Advisor focuses on companies with consistent or rising earnings growth records and compelling business strategies. The Sub-Advisor continually and rigorously studies company developments, including business strategy, management focus and financial results, to identify companies with earnings growth and business momentum. In addition, the Sub-Advisor closely monitors analysts' expectations to identify issuers that have the potential for positive earnings surprises versus consensus expectations. In its selection of securities for the Partners Equity Growth Fund, Morgan Stanley considers valuation to be of secondary importance and viewed in the context of prospects for sustainable earnings growth and the potential for positive earnings surprises in relation to consensus expectations.

The Sub-Advisor for the Partners MidCap Growth Fund, Turner Investment Partners, Inc. ("Turner"), selects securities that it believes to have strong earnings growth potential. Turner seeks to purchase securities that are well diversified across economic sectors and to maintain sector concentrations that approximate the economic sector weightings comprising the Russell MidCap Growth Index (or such other appropriate index selected by Turner). Any remaining assets may be invested in securities issued by smaller capitalization companies and larger capitalization companies, warrants and rights to purchase common stocks, and it may invest to 10% of its total assets in ADRs. Turner will only purchase securities that are traded on registered exchanges or the over-the-counter market in the United States.

The Sub-Advisor for the LargeCap Stock Index Fund, Invista Capital Management, LLC ("Invista"), allocates Fund assets in approximately the same weightings as the S&P 500. Invista may omit or remove any S&P 500 stocks from the Fund if it determines that the stock is not sufficiently liquid. In addition, Invista may exclude or remove a stock from the Fund if extraordinary events or financial conditions lead it to believe that such stock should not be a part of the Fund's assets. Fund assets may be invested in futures and options.

The Sub-Advisor, BT Funds Management (International) Limited ("BT"), of the Pacific Basin and European Equity Funds, uses a disciplined active investment process which is the core of how BT's assets under management grew from US $625 million in 1980 to approximately US $25 billion at the turn of the century.

The cornerstone of this process is the belief that investment markets are not always efficient and that investment outperformance can be achieved with superior research and analysis. BT's proprietary research process allows fund managers and analysts to identify quality investment opportunities before they are widely recognized by the market, investments which will potentially add value to portfolios, creating wealth for clients.

It  is  truly  a  global   approach,   developed  over  time  to  recognize  the
international interdependence of markets and utilize, under one roof, the collective knowledge of the 100-strong investment team. Investment specialists manage all asset classes, blending bottom-up and top-down approaches to portfolio construction along with fully integrated risk management. These professionals are consistently recognized in local and international surveys for the quality of their investment research and investment product.

Selections of equity securities for the other Funds (except the Partners SmallCap Growth Fund) are made based on an approach described broadly as "company-by-company" fundamental analysis. Three basic steps are involved in this analysis.

o First is the continuing study of basic economic factors in an effort to conclude what the future general economic climate is likely to be over the next one to two years.
o Second, given some conviction as to the likely economic climate, the Manager or Sub-Advisor attempts to identify the prospects for the major industrial, commercial and financial segments of the economy. By looking at such factors as demand for products, capacity to produce, operating costs, pricing structure, marketing techniques, adequacy of raw materials and components, domestic and foreign competition, and research productivity, the Manager or Sub-Advisor evaluates the prospects for each industry for the near and intermediate term.
o Finally, determinations are made regarding earnings prospects for individual companies within each industry by considering the same types of factors described above. These earnings prospects are evaluated in relation to the current price of the securities of each company.


In selecting securities for the Partners SmallCap Growth Fund the Sub-Advisor, Berger LLC ("Berger"), uses these same three basic steps but in reverse order.


Restricted Securities

Each of the Funds has adopted investment restrictions that limit its investments in restricted securities or other illiquid securities to 15% (10% for the Government Securities Income Fund and the Money Market Fund) of its net assets. The Board of Directors of each of the Growth-Oriented and Income-Oriented Funds has adopted procedures to determine the liquidity of Rule 4(2) short-term paper and of restricted securities under Rule 144A. Securities determined to be liquid under these procedures are excluded from the preceding investment restriction.

Generally, restricted securities are not readily marketable because they are subject to legal or contractual restrictions upon resale. They are sold only in a public offering with an effective registration statement or in a transaction which is exempt from the registration requirements of the Securities Act of 1933. When registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than existed when it decided to sell. Restricted securities and other securities not readily marketable are priced at fair value as determined in good faith by or under the direction of the Board of Directors.

Foreign Securities

Each of the following Funds may invest in foreign securities to the indicated percentage of its assets:
o European Equity, International, International Emerging Markets, International SmallCap and Pacific Basin Funds - 100%;
o Partners Equity Growth, Partners LargeCap Blend, Partners LargeCap Growth, Partners LargeCap Value, Partners Small Cap Growth and
     Real Estate Funds - 25%;
o Balanced, Blue Chip, Bond, Capital Value, Growth, High Yield, Limited Term Bond, MidCap, SmallCap and Utilities Funds - 20%;
o    LargeCap Stock Index and Partners MidCap Growth Funds - 10%.

Foreign companies may not be subject to the same uniform accounting, auditing and financial reporting practices as are required of U.S. companies. In addition, there may be less publicly available information about a foreign company than about a U.S. company. Securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commissions on foreign securities exchanges may be generally higher than those on U.S. exchanges, although each Fund seeks the most favorable net results on its portfolio transactions.

Foreign markets also have different clearance and settlement procedures than those in U.S. markets. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct these transactions. Delays in settlement could result in temporary periods when a portion of Fund assets are not invested and are earning no return. If a Fund is unable to make intended security purchases due to settlement problems, the Fund may miss attractive investment opportunities. In addition, a Fund may incur a loss as a result of a decline in the value of its portfolio if it is unable to sell a security.

With respect to certain foreign countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, or diplomatic developments that could affect a Fund's investments in those countries. In addition, a Fund may also suffer losses due to nationalization, expropriation or differing accounting practices and treatments. Investments in foreign securities are subject to laws of the foreign country that may limit the amount and types of foreign investments. Changes of governments or of economic or monetary policies, in the U.S. or abroad, changes in dealings between nations, currency convertibility or exchange rates could result in investment losses for a Fund. Finally, even though certain currencies may be convertible into U.S. dollars, the conversion rates may be artificial relative to the actual market values and may be unfavorable to fund investors.

Foreign securities are often traded with less frequency and volume, and therefore may have greater price volatility, than is the case with many U.S. securities. Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the U.S. Though the Funds intend to acquire the securities of foreign issuers where there are public trading markets, economic or political turmoil in a country in which a Fund has a significant portion of its assets or deterioration of the relationship between the U.S. and a foreign country may negatively impact the liquidity of a Fund's portfolio. The Fund may have difficulty meeting a large number of redemption requests. Furthermore, there may be difficulties in obtaining or enforcing judgments against foreign issuers.

Investments in companies of developing countries may be subject to higher risks than investments in companies in more developed countries. These risks include o increased social, political and economic instability;
o a smaller market for these securities and low or nonexistent volume of trading that results in a lack of liquidity and in greater price volatility;
o lack of publicly available information, including reports of payments of dividends or interest on outstanding securities;
o foreign government policies that may restrict opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests;
o    relatively new capital market structure or market-oriented economy;
o the possibility that recent favorable economic developments may be slowed or reversed by unanticipated political or social events in these countries;
o restrictions that may make it difficult or impossible for the fund to vote proxies, exercise shareholder rights, pursue legal remedies, and obtain judgments in foreign courts; and
o possible losses through the holding of securities in domestic and foreign custodial banks and depositories.

In addition, many developing countries have experienced substantial, and in some periods, extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of those countries.

Repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Further, the economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.

Depositary Receipts

Depositary Receipts are generally subject to the same sort of risks as direct investments in a foreign country, such as, currency risk, political and economic risk, and market risk, because their values depend on the performance of a foreign security denominated in its home currency.

The Funds that may invest in foreign securities may invest in:
o American Depositary Receipts ("ADRs") - receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. They are designed for use in U.S. securities markets.
o European Depositary Receipts ("EDRs") and Global Depositary Receipts ("GDRs") - receipts typically issued by a foreign financial institution to evidence an arrangement similar to that of ADRs.

Securities of Smaller Companies

The Funds may invest in securities of companies with small- or mid-sized market capitalizations. Market capitalization is defined as total current market value of a company's outstanding common stock. Investments in companies with smaller market capitalizations may involve greater risks and price volatility (wide, rapid fluctuations) than investments in larger, more mature companies. Smaller companies may be less mature than older companies. At this earlier stage of development, the companies may have limited product lines, reduced market liquidity for their shares, limited financial resources or less depth in management than larger or more established companies. Small companies also may be less significant factors within their industries and may be at a competitive disadvantage relative to their larger competitors. While smaller companies may be subject to these additional risks, they may also realize more substantial growth than larger or more established companies.

Unseasoned Issuers

The Funds may invest in the securities of unseasoned issuers. Unseasoned issuers are companies with a record of less than three years continuous operation, including the operation of predecessors and parents. Unseasoned issuers by their nature have only a limited operating history which can be used for evaluating the companies' growth prospects. As a result, investment decisions for these securities may place a greater emphasis on current or planned product lines and the reputation and experience of the companies management and less emphasis on fundamental valuation factors than would be the case for more mature growth companies. In addition, many unseasoned issuers also may be small companies and involve the risks and price volatility associated with smaller companies.

Spread Transactions, Options on Securities and Securities Indices, and Futures Contracts and Options on Futures Contracts

The Funds (except Cash Management) may each engage in the practices described under this heading. The Tax-Exempt Bond Fund may invest in financial futures contracts as described under this heading. In the following discussion, the terms "the Fund," "each Fund" or "the Funds" refer to each of these Funds.

     Spread Transactions

     Each Fund may purchase covered spread options. Such covered spread options are not presently exchange listed or traded. The purchase of a spread option gives the Fund the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Fund does not own, but which is used as a benchmark. The risk to the Fund in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options can be used to protect each Fund against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. The security covering the spread option is maintained in a segregated account by each Fund's custodian. The Funds do not consider a security covered by a spread option to be "pledged" as that term is used in the Funds' policy limiting the pledging or mortgaging of assets.

     Options on Securities and Securities Indices

     Each Fund may write (sell) and purchase call and put options on securities in which it invests and on securities indices based on securities in which the Fund invests. The International Fund would only write covered call options on its portfolio securities; it does not write or purchase put options. The Funds may write call and put options to generate additional revenue, and may write and purchase call and put options in seeking to hedge against a decline in the value of securities owned or an increase in the price of securities which the Fund plans to purchase.

     Writing Covered Call and Put Options. When a Fund writes a call option, it gives the purchaser of the option the right to buy a specific security at a specified price at any time before the option expires. When a Fund writes a put option, it gives the purchaser of the option the right to sell to the Fund a specific security at a specified price at any time before the option expires. In both situations, the Fund receives a premium from the purchaser of the option.

     The premium received by a Fund reflects, among other factors, the current market price of the underlying security, the relationship of the exercise price to the market price, the time period until the expiration of the option and interest rates. The premium generates additional income for the Fund if the option expires unexercised or is closed out at a profit. By writing a call, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option, but it retains the risk of loss if the price of the security should decline. By writing a put, a Fund assumes the risk that it may have to purchase the underlying security at a price that may be higher than its market value at time of exercise.

     The Funds write only covered options and comply with applicable regulatory and exchange cover requirements. The Funds usually (and the International Fund must) own the underlying security covered by any outstanding call option. With respect to an outstanding put option, each Fund deposits and maintains with its custodian cash or other liquid assets with a value at least equal to the exercise price of the option.

     Once a Fund has written an option, it may terminate its obligation before the option is exercised. The Fund executes a closing transaction by purchasing an option of the same series as the option previously written. The Fund has a gain or loss depending on whether the premium received when the option was written exceeds the closing purchase price plus related transaction costs.

     Purchasing Call and Put Options. When a Fund purchases a call option, it receives, in return for the premium it pays, the right to buy from the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases call options in anticipation of an increase in the market value of securities that it intends ultimately to buy. During the life of the call option, the Fund is able to buy the underlying security at the exercise price regardless of any increase in the market price of the underlying security. In order for a call option to result in a gain, the market price of the underlying security must exceed the sum of the exercise price, the premium paid and transaction costs.

     When a Fund purchases a put option, it receives, in return for the premium it pays, the right to sell to the writer of the option the underlying security at a specified price at any time before the option expires. A Fund purchases put options in anticipation of a decline in the market value of the underlying security. During the life of the put option, the Fund is able to sell the underlying security at the exercise price regardless of any decline in the market price of the underlying security. In order for a put option to result in a gain, the market price of the underlying security must decline, during the option period, below the exercise price enough to cover the premium and transaction costs.

     Once a Fund purchases an option, it may close out its position by selling an option of the same series as the option previously purchased. The Fund has a gain or loss depending on whether the closing sale price exceeds the initial purchase price plus related transaction costs.

     None of the Funds will invest more than 5% of its assets in the purchase of call and put options on individual securities, securities indices and financial futures contracts.

     Options on Securities Indices. Each Fund may purchase and sell put and call options on any securities index based on securities in which the Fund may invest. Securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. The Funds engage in transactions in put and call options on securities indices for the same purposes as they engage in transactions in options on securities. When a Fund writes call options on securities indices, it holds in its portfolio underlying securities which, in the judgment of the Manager or Sub-Advisor, correlate closely with the securities index and which have a value at least equal to the aggregate amount of the securities index options.

     Risks Associated with Options Transactions. An options position may be closed out only on an exchange which provides a secondary market for an option of the same series. The Funds generally purchase or write only those options for which there appears to be an active secondary market. However, there is no assurance that a liquid secondary market on an exchange exists for any particular option, or at any particular time. If a Fund is unable to effect closing sale transactions in options it has purchased, it has to exercise its options in order to realize any profit and may incur transaction costs upon the purchase or sale of underlying securities. If a Fund is unable to effect a closing purchase transaction for a covered option that it has written, it is not able to sell the underlying securities, or dispose of the assets held in a segregated account, until the option expires or is exercised. A Fund's ability to terminate option positions established in the over-the-counter market may be more limited than for exchange-traded options and may also involve the risk that broker-dealers participating in such transactions might fail to meet their obligations.

     Futures Contracts and Options on Futures Contracts

     Each Fund may purchase and sell financial futures contracts and options on those contracts. Financial futures contracts are commodities contracts based on financial instruments such as U.S. Treasury bonds or bills or on securities indices such as the S&P 500 Index. Futures contracts, options on futures contracts and the commodity exchanges on which they are traded are regulated by the Commodity Futures Trading Commission ("CFTC"). Through the purchase and sale of futures contracts and related options, a Fund seeks to hedge against a decline in securities owned by the Fund or an increase in the price of securities which the Fund plans to purchase. The Partners Equity Growth Fund may also purchase and sell futures contracts and related options to maintain cash reserves while simulating full investment in equity securities and to keep substantially all of its assets exposed to the market.

     Futures Contracts. When a Fund sells a futures contract based on a financial instrument, the Fund is obligated to deliver that kind of instrument at a specified future time for a specified price. When a Fund purchases that kind of contract, it is obligated to take delivery of the instrument at a specified time and to pay the specified price. In most instances, these contracts are closed out by entering into an offsetting transaction before the settlement date. The Fund realizes a gain or loss depending on whether the price of an offsetting purchase plus transaction costs are less or more than the price of the initial sale or on whether the price of an offsetting sale is more or less than the price of the initial purchase plus transaction costs. Although the Funds usually liquidate futures contracts on financial instruments in this manner, they may make or take delivery of the underlying securities when it appears economically advantageous to do so.

     A futures contract based on a securities index provides for the purchase or sale of a group of securities at a specified future time for a specified price. These contracts do not require actual delivery of securities but result in a cash settlement. The amount of the settlement is based on the difference in value of the index between the time the contract was entered into and the time it is liquidated (at its expiration or earlier if it is closed out by entering into an offsetting transaction).

     When a futures contract is purchased or sold a brokerage commission is paid. Unlike the purchase or sale of a security or option, no price or premium is paid or received. Instead, an amount of cash or other liquid assets (generally about 5% of the contract amount) is deposited by the Fund with its custodian for the benefit of the futures commission merchant through which the Fund engages in the transaction. This amount is known as "initial margin." It does not involve the borrowing of funds by the Fund to finance the transaction. It instead represents a "good faith" deposit assuring the performance of both the purchaser and the seller under the futures contract. It is returned to the Fund upon termination of the futures contract if all the Fund's contractual obligations have been satisfied.

     Subsequent payments to and from the broker, known as "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, a process known as "marking to market." The fluctuations make the long or short positions in the futures contract more or less valuable. If the position is closed out by taking an opposite position prior to the settlement date of the futures contract, a final determination of variation margin is made. Any additional cash is required to be paid to or released by the broker and the Fund realizes a loss or gain.

     In using futures contracts, the Fund seeks to establish more certainly than would otherwise be possible the effective price of or rate of return on portfolio securities or securities that the Fund proposes to acquire. A Fund, for example, sells futures contracts in anticipation of a rise in interest rates which would cause a decline in the value of its debt investments. When this kind of hedging is successful, the futures contract increases in value when the Fund's debt securities decline in value and thereby keep the Fund's net asset value from declining as much as it otherwise would. A Fund also sells futures contracts on securities indices in anticipation of or during a stock market decline in an endeavor to offset a decrease in the market value of its equity investments. When a Fund is not fully invested and anticipates an increase in the cost of securities it intends to purchase, it may purchase financial futures contracts. When increases in the prices of equities are expected, a Fund purchases futures contracts on securities indices in order to gain rapid market exposure that may partially or entirely offset increases in the cost of the equity securities it intends to purchase.

     Options on Futures Contracts. The Funds may also purchase and write call and put options on futures contracts. A call option on a futures contract gives the purchaser the right, in return for the premium paid, to purchase a futures contract (assume a long position) at a specified exercise price at any time before the option expires. A put option gives the purchaser the right, in return for the premium paid, to sell a futures contract (assume a short position), for a specified exercise price, at any time before the option expires.

     Upon the exercise of a call, the writer of the option is obligated to sell the futures contract (to deliver a long position to the option holder) at the option exercise price, which will presumably be lower than the current market price of the contract in the futures market. Upon exercise of a put, the writer of the option is obligated to purchase the futures contract
     (deliver a short position to the option holder) at the option exercise price, which will presumably be higher than the current market price of the contract in the futures market. However, as with the trading of futures, most options are closed out prior to their expiration by the purchase or sale of an offsetting option at a market price that reflects an increase or a decrease from the premium originally paid. Options on futures can be used to hedge substantially the same risks addressed by the direct purchase or sale of the underlying futures contracts. For example, if a Fund anticipates a rise in interest rates and a decline in the market value of the debt securities in its portfolio, it might purchase put options or write call options on futures contracts instead of selling futures contracts.

     If a Fund purchases an option on a futures contract, it may obtain benefits similar to those that would result if it held the futures position itself. But in contrast to a futures transaction, the purchase of an option involves the payment of a premium in addition to transaction costs. In the event of an adverse market movement, however, the Fund is not subject to a risk of loss on the option transaction beyond the price of the premium it paid plus its transaction costs.

     When a Fund writes an option on a futures contract, the premium paid by the purchaser is deposited with the Fund's custodian. The Fund must maintain with its custodian all or a portion of the initial margin requirement on the underlying futures contract. It assumes a risk of adverse movement in the price of the underlying futures contract comparable to that involved in holding a futures position. Subsequent payments to and from the broker, similar to variation margin payments, are made as the premium and the initial margin requirement are marked to market daily. The premium may partially offset an unfavorable change in the value of portfolio securities, if the option is not exercised, or it may reduce the amount of any loss incurred by the Fund if the option is exercised.

     Risks Associated with Futures Transactions. There are a number of risks associated with transactions in futures contracts and related options. A Fund's successful use of futures contracts is subject to the Manager's or Sub-Advisor's ability to predict correctly the factors affecting the market values of the Fund's portfolio securities. For example, if a Fund is hedged against the possibility of an increase in interest rates which would adversely affect debt securities held by the Fund and the prices of those debt securities instead increases, the Fund loses part or all of the benefit of the increased value of its securities it hedged because it has offsetting losses in its futures positions. Other risks include imperfect correlation between price movements in the financial instrument or securities index underlying the futures contract, on the one hand, and the price movements of either the futures contract itself or the securities held by the Fund, on the other hand. If the prices do not move in the same direction or to the same extent, the transaction may result in trading losses.

     Prior to exercise or expiration, a position in futures may be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on the relevant contract market. The Fund enters into a futures contract or related option only if there appears to be a liquid secondary market. There can be no assurance, however, that such a liquid secondary market exists for any particular futures contract or related option at any specific time. Thus, it may not be possible to close out a futures position once it has been established. Under such circumstances, the Fund continues to be required to make daily cash payments of variation margin in the event of adverse price movements. In such situations, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to perform under the terms of the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on the Fund's ability effectively to hedge its portfolio.

     Most United States futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. This daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     Limitations on the Use of Futures and Options on Futures Contracts. Each Fund intends to come within an exclusion from the definition of "commodity pool operator" provided by CFTC regulations by complying with certain limitations on the use of futures and related options prescribed by those regulations.

     None of the Funds will purchase or sell futures contracts or options thereon for non-bona fide hedging purposes if immediately thereafter the aggregate initial margin and premiums exceed 5% of the fair market value of the Fund's assets, after taking into account unrealized profits and unrealized losses on any such contracts it has entered into (except that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount generally may be excluded in computing the 5%).

     The Funds may enter into futures contracts and related options transactions only for bona fide hedging purposes as permitted by the CFTC and for other appropriate risk management purposes, if any, which the CFTC deems appropriate for mutual funds excluded from the regulations governing commodity pool operators, and to a limited extent to enhance returns. The Funds (other than European Equity, Pacific Basin and Partners Equity Growth) are not permitted to engage in speculative futures trading. Each Fund determines that the price fluctuations in the futures contracts and options on futures used for hedging or risk management purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase. In pursuing traditional hedging activities, each Fund may sell futures contracts or acquire puts to protect against a decline in the price of securities that the Fund owns. Each Fund may purchase futures contracts or calls on futures contracts to protect the Fund against an increase in the price of securities the Fund intends to purchase before it is in a position to do so.

     When a Fund purchases a futures contract, or purchases a call option on a futures contract, it places any asset, including equity securities and non-investment grade debt in a segregated account, so long as the asset is liquid and marked to the market daily. The amount so segregated plus the amount of initial margin held for the account of its broker equals the market value of the futures contract.

     The Funds do not maintain open short positions in futures contracts, call options written on futures contracts, and call options written on securities indices if, in the aggregate, the value of the open positions (marked to market) exceeds the current market value of that portion of its securities portfolio being hedged by those futures and options plus or minus the unrealized gain or loss on those open positions, adjusted for the historical volatility relationship between that portion of the portfolio and the contracts (i.e., the Beta volatility factor). To the extent a Fund writes call options on specific securities in that portion of its portfolio, the value of those securities is deducted from the current market value of that portion of the securities portfolio. If this limitation is exceeded at any time, the Fund takes prompt action to close out the appropriate number of open short positions to bring its open futures and options positions within this limitation.

Forward Foreign Currency Exchange Contracts

The International Growth Oriented, Partners Equity Growth, Partners LargeCap Blend, Partners LargeCap Growth, Partners LargeCap Value, Partners MidCap Growth, and Partners SmallCap Growth Funds may enter into forward foreign currency exchange contracts under various circumstances. The Funds (other than European Equity and Pacific Basin) will enter into forward foreign currency exchange contracts only for the purpose of "hedging," that is limiting the risks associated with changes in the relative rates of exchange between the U.S.
dollar and foreign currencies in which securities owned by a Fund are denominated or exposed. They do not enter into such forward contracts for speculative purposes. The European Equity and Pacific Basin Funds each may engage in speculative forward foreign currency exchange contracts to a limited percentage of its assets.

 The typical use of a forward contract is to "lock in" the price of a security in U.S. dollars or some other foreign currency which a Fund is holding in its portfolio. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars or other currency, of the amount of foreign currency involved in the underlying security transactions, a Fund may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar or other currency which is being used for the security purchase and the foreign currency in which the security is denominated during the period between the date on which the security is purchased or sold and the date on which payment is made or received.

The Sub-Advisor also may from time to time utilize forward contracts for other purposes. For example, they may be used to hedge a foreign security held in the portfolio or a security which pays out principal tied to an exchange rate between the U.S. dollar and a foreign currency, against a decline in value of the applicable foreign currency. They also may be used to lock in the current exchange rate of the currency in which those securities anticipated to be purchased are denominated. At times, a Fund may enter into "cross-currency" hedging transactions involving currencies other than those in which securities are held or proposed to be purchased are denominated.

A Fund sets up a separate account with the Custodian to place foreign securities denominated in the currency for which the Fund has entered into forward contracts under the second circumstance, as set forth above, for the term of the forward contract. It should be noted that the use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange between the currencies that can be achieved at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, they also tend to limit any potential gain which might result if the value of the currency increases.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that a Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations. They could also cause hedges the Fund has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Currency exchange rates may also fluctuate based on factors extrinsic to a country's economy. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. The ability to establish and close out positions on trading options on currency futures contracts is subject to the maintenance of a liquid market that may not always be available.

Although the European Equity and Pacific Basin Funds each value its assets daily in terms of U.S. dollars, they do not intend to convert holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund will, however, do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the spread between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

Repurchase Agreements

All Funds may invest in repurchase agreements. None of the Growth-Oriented or Income-Oriented Funds may enter into repurchase agreements that do not mature within seven days if any such investment, together with other illiquid securities held by the Fund, amount to more than 15% of its net assets. The Money Market Fund does not enter into repurchase agreements that do not mature within seven days of such investment together with other illiquid securities held by the Fund, amount to more than 10% of its assets. Repurchase agreements typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. A repurchase agreement provides that the Fund sells back to the seller and that the seller repurchases the underlying securities at a specified price and at a fixed time in the future. Repurchase agreements may be viewed as loans by a Fund collateralized by the underlying securities. This arrangement results in a fixed rate of return that is not subject to market fluctuation during the Fund's holding period. Although repurchase agreements involve certain risks not associated with direct investments in debt securities, each of the Funds follows procedures established by its Board of Directors which are designed to minimize such risks. These procedures include entering into repurchase agreements only with large, well-capitalized and well-established financial institutions which the Fund's Manager or Sub-Advisor believes present minimum credit risks. In addition, the value of the collateral underlying the repurchase agreement is always at least equal to the repurchase price, including accrued interest. In the event of a default or bankruptcy by a selling financial institution, the affected Fund bears a risk of loss. In seeking to liquidate the collateral, a Fund may be delayed in or prevented from exercising its rights and may incur certain costs. Further to the extent that proceeds from any sale upon a default of the obligation to repurchase are less than the repurchase price, the Fund could suffer a loss.

Lending of Portfolio Securities

All Funds may lend their portfolio securities. None of the Funds will lend its portfolio securities if as a result the aggregate of such loans made by the Fund would exceed the limits established by the Investment Company Act. Portfolio securities may be lent to unaffiliated broker-dealers and other unaffiliated qualified financial institutions provided that such loans are callable at any time on not more than five business days' notice and that cash or other liquid assets equal to at least 100% of the market value of the securities loaned, determined daily, is deposited by the borrower with the Fund and is maintained each business day. While such securities are on loan, the borrower pays the Fund any income accruing thereon. The Fund may invest any cash collateral, thereby earning additional income, and may receive an agreed-upon fee from the borrower. Borrowed securities must be returned when the loan terminates. Any gain or loss in the market value of the borrowed securities which occurs during the term of the loan belongs to the Fund and its shareholders. A Fund pays reasonable administrative, custodial and other fees in connection with such loans and may pay a negotiated portion of the interest earned on the cash or government securities pledged as collateral to the borrower or placing broker. A Fund does not normally retain voting rights attendant to securities it has lent, but it may call a loan of securities in anticipation of an important vote.

When-Issued and Delayed Delivery Securities

Each of the Funds may from time to time purchase securities on a when-issued basis and may purchase or sell securities on a delayed delivery basis. The price of such a transaction is fixed at the time of the commitment, but delivery and payment take place on a later settlement date, which may be a month or more after the date of the commitment. No interest accrues to the purchaser during this period. The securities are subject to market fluctuation which involve the risk for the purchaser that yields available in the market at the time of delivery are higher than those obtained in the transaction. Each Fund only purchases securities on a when-issued or delayed delivery basis with the intention of acquiring the securities. However, a Fund may sell the securities before the settlement date, if such action is deemed advisable. At the time a Fund commits to purchase securities on a when-issued or delayed delivery basis, it records the transaction and reflects the value of the securities in determining its net asset value. Each Fund also establishes a segregated account with its custodian bank in which it maintains cash or other liquid assets equal in value to the Fund's commitments for when-issued or delayed delivery securities. The availability of liquid assets for this purpose and the effect of asset segregation on a Fund's ability to meet its current obligations, to honor requests for redemption and to have its investment portfolio managed properly limit the extent to which the Fund may engage in forward commitment agreements. Except as may be imposed by these factors, there is no limit on the percent of a Fund's total assets that may be committed to transactions in such agreements.

Industry Concentrations


Each of the Funds, except the Real Estate and Utilities Funds, may not concentrate (invest more than 25% of its assets) its investments in any particular industry. The LargeCap Stock Index Fund may concentrate its investments in a particular industry only to the extent that the S&P 500 Index is so concentrated. For purposes of applying the Partners LargeCap Growth's industry concentration restriction, the Fund uses the industry groups used in the Data Monitoring System of William O'Neill & Co., Incorporated. The European Equity and Pacific Basin Funds use the industry level of categorization of Morgan Stanley Capital International - Global Industry Classification Standard. The other Funds use industry classifications based on the "Directory of Companies Filing Annual Reports with the Securities and Exchange Commission."


Money Market Instruments

The Cash Management Fund invests all of its available assets in money market instruments maturing in 397 days or less.

The types of money market instruments which the Funds may purchase are described below.

(1) U.S. Government Securities -- Securities issued or guaranteed by the U.S. Government, including treasury bills, notes and bonds.

(2) U.S. Government Agency Securities -- Obligations issued or guaranteed by agencies or instrumentalities of the U.S. Government.
     o U.S. agency obligations include, but are not limited to, the Bank for Cooperatives, Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Federal National Mortgage Association.
     o U.S. instrumentality obligations include, but are not limited to, the Export-Import Bank and Farmers Home Administration.

     Some obligations issued or guaranteed by U.S. Government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury. Others, such as those issued by the Federal National Mortgage Association, are supported by discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality. Still others, such as those issued by the Student Loan Marketing Association, are supported only by the credit of the agency or instrumentality.

(3) Bank Obligations -- Certificates of deposit, time deposits and bankers' acceptances of U.S. commercial banks having total assets of at least one billion dollars and overseas branches of U.S. commercial banks and foreign banks, which in the Manager's opinion, are of comparable quality. However, each such bank with its branches has total assets of at least five billion dollars, and certificates, including time deposits of domestic savings and loan associations having at least one billion dollars in assets which are insured by the Federal Savings and Loan Insurance Corporation. The Fund may acquire obligations of U.S. banks which are not members of the Federal Reserve System or of the Federal Deposit Insurance Corporation.

     Any obligations of foreign banks must be denominated in U.S. dollars. Obligations of foreign banks and obligations of overseas branches of U.S. banks are subject to somewhat different regulations and risks than those of U.S. domestic banks. For example, an issuing bank may be able to maintain that the liability for an investment is solely that of the overseas branch which could expose the Fund to a greater risk of loss. In addition, obligations of foreign banks or of overseas branches of U.S. banks may be affected by governmental action in the country of domicile of the branch or parent bank. Examples of adverse foreign governmental actions include the imposition of currency controls, the imposition of withholding taxes on interest income payable on such obligations, interest limitations, seizure or nationalization of assets, or the declaration of a moratorium. Deposits in foreign banks or foreign branches of U.S. banks are not covered by the Federal Deposit Insurance Corporation. The Fund only buys short-term instruments where the risks of adverse governmental action are believed by the Manager to be minimal. The Fund considers these factors along with other appropriate factors in making an investment decision to acquire such obligations. It only acquires those which, in the opinion of management, are of an investment quality comparable to other debt securities bought by the Fund. The Fund invests in certificates of deposit of selected banks having less than one billion dollars of assets providing the certificates do not exceed the level of insurance (currently $100,000) provided by the applicable government agency.

     A certificate of deposit is issued against funds deposited in a bank or savings and loan association for a definite period of time, at a specified rate of return. Normally they are negotiable. However, the Fund occasionally invests in certificates of deposit which are not negotiable. Such certificates may provide for interest penalties in the event of withdrawal prior to their maturity. A bankers' acceptance is a short-term credit instrument issued by corporations to finance the import, export, transfer or storage of goods. They are termed "accepted" when a bank guarantees their payment at maturity and reflect the obligation of both the bank and drawer to pay the face amount of the instrument at maturity.

(4) Commercial Paper -- Short-term promissory notes issued by U.S. or foreign corporations.

(5) Short-term Corporate Debt -- Corporate notes, bonds and debentures which at the time of purchase have 397 days or less remaining to maturity.

(6) Repurchase Agreements -- Instruments under which securities are purchased from a bank or securities dealer with an agreement by the seller to repurchase the securities at the same price plus interest at a specified rate. (See "FUND INVESTMENTS - Repurchase Agreements.")

(7)  Taxable  Municipal   Obligations  --  Short-term   obligations   issued  or
     guaranteed by state and municipal issuers which generate taxable income.

The ratings of nationally recognized statistical rating organization (NRSRO), such as Moody's Investor Services, Inc. ("Moody's") and Standard and Poor's ("S&P"), which are described in Appendix B, represent their opinions as to the quality of the money market instruments which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. These ratings, including ratings of NRSROs other than Moody's and S&P, are the initial criteria for selection of portfolio investments, but the Manager further evaluates these securities.

Municipal Obligations

The Tax-Exempt Bond Fund can invest in "Municipal Obligations." Municipal Obligations are obligations issued by or on behalf of states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, including municipal utilities, or multi-state agencies or authorities. The interest on Municipal Obligations is exempt from federal income tax in the opinion of bond counsel to the issuer. Three major classifications of Municipal Obligations are: Municipal Bonds, which generally have a maturity at the time of issue of one year or more, Municipal Notes, which generally have a maturity at the time of issue of six months to three years, and Municipal Commercial Paper, which generally has a maturity at the time of issue of 30 to 270 days.

The term "Municipal Obligations" includes debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, and electric utilities. Other public purposes for which Municipal Obligations are issued include refunding outstanding obligations, obtaining funds for general operating expenses and lending such funds to other public institutions and facilities.

Industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide for the construction, equipment, repair or improvement of privately operated housing facilities, sports facilities, convention or trade show facilities, airport, mass transit, industrial, port or parking facilities, air or water pollution control facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. They are considered to be Municipal Obligations if the interest paid thereon qualifies as exempt from federal income tax in the opinion of bond counsel to the issuer, even though the interest may be subject to the federal alternative minimum tax.

Municipal Bonds. Municipal Bonds may be either "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source (e.g., the user of the facilities being financed), but not from the general taxing power. Industrial development bonds and pollution control bonds in most cases are revenue bonds and generally do not carry the pledge of the credit of the issuing municipality. The payment of the principal and interest on industrial revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. The Fund may also invest in "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its obligations, the repayment of the bonds becomes a moral commitment but not a legal obligation of the state or municipality in question.

Municipal Notes. Municipal Notes usually are general obligations of the issuer and are sold in anticipation of a bond sale, collection of taxes or receipt of other revenues. Payment of these notes is primarily dependent upon the issuer's receipt of the anticipated revenues. Other notes include "Construction Loan Notes" issued to provide construction financing for specific projects, and "Bank Notes" issued by local governmental bodies and agencies to commercial banks as evidence of borrowings. Some notes ("Project Notes") are issued by local agencies under a program administered by the United States Department of Housing and Urban Development. Project Notes are secured by the full faith and credit of the United States.

Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer's access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. TANs are usually general obligations of the issuer. A weakness in an issuer's capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer's ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer's ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local governmental bodies and agencies such as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied but they are frequently issued to meet short-term working-capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Municipal Commercial Paper. Municipal Commercial Paper refers to short-term obligations of municipalities which may be issued at a discount and may be referred to as Short-Term Discount Notes. Municipal Commercial Paper is likely to be used to meet seasonal working capital needs of a municipality or interim construction financing. Generally they are repaid from general revenues of the municipality or refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

Variable and Floating Rate Obligations. Certain Municipal Obligations, obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities and debt instruments issued by domestic banks or corporations may carry variable or floating rates of interest. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a bank prime rate or tax-exempt money market index. Variable rate notes are adjusted to current interest rate levels at certain specified times, such as every 30 days. A floating rate note adjusts automatically whenever there is a change in its base interest rate adjustor, e.g., a change in the prime lending rate or specified interest rate indices. Typically such instruments carry demand features permitting the Fund to redeem at par.

A Fund's right to obtain payment at par on a demand instrument upon demand could be affected by events occurring between the date the Fund elects to redeem the instrument and the date redemption proceeds are due which affects the ability of the issuer to pay the instrument at par value. The Manager monitors on an ongoing basis the pricing, quality and liquidity of such instruments and similarly monitors the ability of an issuer of a demand instrument, including those supported by bank letters of credit or guarantees, to pay principal and interest on demand. Although the ultimate maturity of such variable rate obligations may exceed one year, the Funds treat the maturity of each variable rate demand obligation as the longer of (i) the notice period required before the Fund is entitled to payment of the principal amount through demand, or (ii) the period remaining until the next interest rate adjustment. Floating rate instruments with demand features are deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

The Funds may purchase participation interests in variable rate Municipal Obligations (such as industrial development bonds). A participation interest gives the purchaser an undivided interest in the Municipal Obligation in the proportion that its participation interest bears to the total principal amount of the Municipal Obligation. A Fund has the right to demand payment on seven days' notice, for all or any part of the Fund's participation interest in the Municipal Obligation, plus accrued interest. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the Municipal Obligations over the negotiated yield at which the instruments were purchased by the Funds. No Fund committed during the last fiscal year or intends to commit during the present fiscal year more than 5% of its net assets to participation interests.

Other Municipal Obligations. Other kinds of Municipal Obligations are occasionally available in the marketplace, and a Fund may invest in such other kinds of obligations to the extent consistent with its investment objective and limitations. Such obligations may be issued for different purposes and with different security than those mentioned above.

Risks of Municipal Obligations. The yields on Municipal Obligations are dependent on a variety of factors, including general economic and monetary conditions, money market factors, conditions in the Municipal Obligations market, size of a particular offering, maturity of the obligation, and rating of the issue. Each Fund's ability to achieve its investment objective also depends on the continuing ability of the issuers of the Municipal Obligations in which it invests to meet their obligation for the payment of interest and principal when due.

Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act. They are also subject to federal or state laws, if any, which extend the time for payment of principal or interest, or both, or impose other constraints upon enforcement of such obligations or upon municipalities to levy taxes. The power or ability of issuers to pay, when due, principal of and interest on Municipal Obligations may also be materially affected by the results of litigation or other conditions.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. It may be expected that similar proposals will be introduced in the future. If such a proposal was enacted, the ability of the Funds to pay "exempt interest" dividends may be adversely affected. Each Fund would reevaluate its investment objective and policies and consider changes in its structure.

Taxable Investments of the Tax-Exempt Bond Fund

The Tax-Exempt Bond Fund may invest up to 20% of its assets in taxable short-term investments consisting of: Obligations issued or guaranteed by the United States Government or its agencies or instrumentalities; domestic bank certificates of deposit and bankers' acceptances; short-term corporate debt securities such as commercial paper; and repurchase agreements ("Taxable Investments"). These investments must have a stated maturity of one year or less at the time of purchase and must meet the following standards: banks must have assets of at least $1 billion; commercial paper must be rated at least "A" by S&P or "Prime" by Moody's or, if not rated, must be issued by companies having an outstanding debt issue rated at least "A" by S&P or Moody's; corporate bonds and debentures must be rated at least "A" by S&P or Moody's. Interest earned from Taxable Investments is taxable to investors. When, in the opinion of the Fund's Manager, it is advisable to maintain a temporary "defensive" posture, the Fund may invest more than 20% of its total assets in Taxable Investments. At other times, Taxable Investments, Municipal Obligations that do not meet the quality standards required for the 80% portion of the portfolio and Municipal Obligations the interest on which is treated as a tax preference item for purposes of the federal alternative minimum tax will not exceed 20% of the Fund's total assets.

Portfolio Turnover

Portfolio turnover normally differs for each Fund, varies from year to year (as well as within a year) and is affected by portfolio securities sales necessary to meet cash requirements for redemptions of Fund shares. This need to redeem may in some cases limit the ability of a Fund to effect certain portfolio transactions. The portfolio turnover rate for a Fund is calculated by dividing the lesser of purchases or sales of its portfolio securities during the fiscal year by the monthly average of the value of its portfolio securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses which are paid by the Fund.

No portfolio turnover rate can be calculated for the Cash Management Fund because of the short maturities of the securities in which it invests. No turnover rates are calculated for the Partners LargeCap Blend, Partners LargeCap Value, and Partners SmallCap Growth Funds as they have been in existence for less than six months.

The portfolio turnover rates for each of the other Funds for its most recent and immediately preceding fiscal periods were as follows (annualized when reporting period is less than one year):


Balanced  Fund  54.4% and 24.2%
Blue Chip Fund 73.6% and 16.4%
Bond Fund  60.7% and 48.9%
Capital  Value Fund  107.8%  and 44.5%
European  Equity  Fund 48.6%
Government  Securities  Income  Fund  6.9% and  19.4%
Growth  Fund  121.5% and 32.4%
High Yield Fund 152.6% and 86.1%
International Emerging Markets Fund 112.9% and  95.8%
International   Fund   92.7%  and  58.7%
International   SmallCap   Fund   329.8%  and  191.5%
LargeCap  Stock Index Fund 189.7%
Limited  Term Bond Fund  31.5% and 20.9%
MidCap  Fund  161.8% and 59.9%
Pacific Basin Fund 51.4%
Partners  Equity Growth Fund 62.0%
Partners  LargeCap  Growth Fund 181.8%
Partners MidCap  Growth Fund 265.5%
Real Estate Fund 79.8% and 55.1%
SmallCap Fund 138.4% and 100.7%
Tax-Exempt Bond Fund 7.6% and 15.6%
Utilities Fund 150.8% and 23.5%



MANAGEMENT OF THE FUNDS

Board of Directors

Under Maryland law, a Board of Directors oversees each of the Funds. The Directors have financial or other relevant experience and meet several times during the year to review contracts, Fund activities and the quality of services provided to the Funds. Other than serving as Directors, most of the Board members have no affiliation with the Funds or service providers.

The current Directors and Officers are shown below. Each person (except Aschenbrenner, Gilbert and Kimball who do not serve as directors of Principal Special Markets Fund, Inc.) also has the same position with Principal Special Markets Fund, Inc. and Principal Variable Contracts Fund, Inc. which are also sponsored by Principal Life Insurance Company. Unless an address is shown, the mailing address for the Directors and Officers is Principal Financial Group, Des Moines, Iowa 50392.


* John E. Aschenbrenner, 51, Director. Executive Vice President, Principal Life Insurance Company since 2000; Senior Vice President, 1996-2000; Vice President - Individual Markets 1990-1996. Director, Principal Management Corporation and Princor Financial Services Corporation.

James D. Davis, 66, Director. 4940 Center Court, Bettendorf, Iowa. Attorney. Vice President, Deere and Company, Retired.

*& Ralph C. Eucher, 48, Director and President. Vice President, Principal Life Insurance Company since 1999. Director and President, Princor Financial Services Corporation and Principal Management Corporation since 1999. Prior thereto, Second Vice President, Principal Life Insurance Company.

@ Pamela A. Ferguson, 57, Director. 4112 River Oaks Drive, Des Moines, Iowa. Professor of Mathematics, Grinnell College since 1998. Prior thereto, President, Grinnell College.

Richard W. Gilbert, 60, Director. 5040 Arbor Lane, #302, Northfield, Illinois. President, Gilbert Communications, Inc. since 1993. Prior thereto, President and Publisher, Pioneer Press.

*& J. Barry Griswell, 51, Director and Chairman of the Board. President and CEO, Principal Life Insurance Company since 2000; President, 1998-2000; Executive Vice President, 1996-1998; Senior Vice President, 1991-1996. Director and Chairman of the Board, Principal Management Corporation and Princor Financial Services Corporation.

@ William C. Kimball, 53, Director. 4700 Westown Parkway, Suite 300, West Des Moines, Iowa. Chairman and CEO, Medicap Pharmacies, Inc. since 1998. Prior thereto, President and CEO.

@& Barbara A. Lukavsky, 60, Director. 13731 Bay Hill Court, Clive, Iowa. President and CEO, Barbican Enterprises, Inc. since 1997. President and CEO, Lu San ELITE USA, L.C. 1985-1998.

* Craig  L.  Bassett,  48,  Treasurer.  Second  Vice  President  and  Treasurer,
Principal Life Insurance Company since 1998. Director - Treasury 1996-1998. Prior thereto, Associate Treasurer.

* Ronald L. Danilson, 50, Executive Vice President. Executive Vice President and Chief Operating Officer, Princor Financial Services Corporation, since 2000. Vice President, Principal Life Insurance Company since 2000. President and Chief Executive Officer, Delaware Charter Guarantee and Trust company, 1996-2000. Prior thereto, Chief Operating Officer.

* Arthur S. Filean, 62, Vice President and Secretary. Senior Vice President, Princor Financial Services Corporation and Principal Management Corporation, since 2000. Vice President, Princor Financial Services Corporation, 1990-2000. Vice President, Principal Management Corporation, 1996-2000.

* Ernest H. Gillum, 45, Vice President and Assistant Secretary. Vice President - Product Development, Princor Financial Services Corporation and Principal Management Corporation, since 2000. Vice President - Compliance and Product Development, Princor Financial Services Corporation and Principal Management
Corporation, 1998-2000. Prior thereto, Assistant Vice President, Registered Products, 1995-1998. Prior thereto, Product Development and Compliance Officer.

* Jane E. Karli, 43, Assistant Treasurer. Assistant Treasurer, Principal Life Insurance Company since 1998; Senior Accounting and Custody Administrator 1994-1998; Prior thereto, Senior Investment Cost Accountant.

* Layne A. Rasmussen, 42, Controller. Controller - Mutual Funds, Principal Management Corporation since 1995.

* Sarah J. Pitts, 55, Assistant Counsel. Counsel, Principal Life Insurance Company since 1997. Counsel, Principal Capital Income Investors, LLC.

* Michael D. Roughton, 49, Counsel. Vice President and Senior Securities Counsel, Principal Life Insurance Company, since 1999. Counsel 1994-1999. Counsel, Invista Capital Management, LLC, Princor Financial Services Corporation and Principal Management Corporation.

* Jean B. Schustek, 49, Assistant Vice President and Assistant Secretary. Assistant Vice President - Registered Products, Principal Management Corporation since 2000. Prior thereto, Compliance Officer - Registered Products.

* Kirk L. Tibbetts, 45, Senior Vice President and Chief Financial Officer. Senior Vice President and Chief Financial Officer, Princor Financial Services Corporation since 2000. Second Vice President, Principal Life Insurance Company since 2000. Prior thereto, Partner with KPMG LLP.

* Considered to be "Interested Persons" as defined in the Investment Company Act of 1940, as amended, because of current or former affiliation with the Manager or Principal Life.

@    Member of Audit and Nominating Committee

& Member of Executive Committee (which is selected by the Board and which may exercise all the powers of the Board, with certain exceptions, when the Board is not in session. The Committee must report its actions to the Board.)

                                                   COMPENSATION TABLE*
                                          fiscal year ended October 31, 2000

                                      Compensation from each
                                       Principal Mutual Fund
                                    Except for European Equity,
                                      LargeCap Stock Index,
                                        Pacific Basin,                     Compensation from
                                     Partners LargeCap Blend,               European Equity,
                                    Partners LargeCap Growth,            LargeCap Stock Index,
                                     Partners LargeCap Value,                Pacific Basin,
                                      Partners MidCap Growth &              Partners LargeCap Growth, &     Compensation from
            Director                 Partners SmallCap Growth            Partners MidCap Growth              Fund Complex



     James D. Davis                         $1,350                              $450                             $ 61,050
     Pamela A. Ferguson                      1,350                               450                               61,050
     Richard W. Gilbert                      1,200                               450                               51,450
     Barbara A. Lukavsky                     1,200**                             450                               58,650
     William C. Kimball                      1,350                               450                               57,450

     * None of the Funds provide retirement benefits for any of the directors. ** On December 22, 1999, received $75 for each of the following Funds' Executive Committee Meetings: Capital Value, Growth, International and MidCap.

As of February 6, 2001,  Principal  Life  Insurance  Company,  a life  insurance company organized in 1879 under the laws of Iowa, its subsidiaries and affiliates owned of record a percentage of the outstanding voting shares of each
Fund:
                                                                % of Outstanding
                   Fund                                            Shares Owned


             Balanced Fund                                            0.06%
             Blue Chip Fund                                           0.03
             Bond Fund                                                0.64
             Capital Value Fund                                      29.08
             Cash Management Fund                                     9.55
             European Equity Fund                                    70.36
             Government Securities Income Fund                        0.04
             Growth Fund                                              0.01
             High Yield Fund                                          8.05
             International Emerging Markets Fund                     29.33
             International Fund                                      24.70
             International SmallCap Fund                              6.67
             LargeCap Stock Index Fund                               11.43
             Limited Term Bond Fund                                  10.91
             MidCap Fund                                              0.02
             Pacific Basin Fund                                      73.95
             Partners Equity Growth Fund                              4.05
             Partners LargeCap Blend Fund                            96.57
             Partners LargeCap Growth Fund                           20.93
             Partners LargeCap Value Fund                            96.52
             Partners MidCap Growth Fund                             13.74
             Partners SmallCap Growth Fund                           93.73
             Real Estate Fund                                        49.33
             SmallCap Fund                                            1.34
             Tax-Exempt Bond Fund                                     0.05
             Utilities Fund                                           0.06




As of February 6, 2001, the Officers and Directors of each Fund as a group owned less than 1% of the outstanding shares of any Class of any of the Funds.


As of February 7, 2001, the following shareholders of the Funds owned 5% or more of the outstanding shares of any Class of the Funds:


                                                                                                                    Percentage
                             Name                                                  Address                         of Ownership

Principal Balanced Fund, Inc.
Class C
Louis Barbieri                                                2B Highland Cross
                                                              Rutherford, NJ 07070-2109                                 8.6%
Principal Blue Chip Fund, Inc.
Class C
Edward Chester                                                11611 NW 8th Ln.
                                                              Gainesville. FL 32606-0408                                6.0

Principal Life Insurance Company Custodian                    7739 28th Ave. NE
IRA of Ronald Espiritu                                        Seattle, WA 98115-4638                                    5.7

Principal Life Insurance Company Custodian                    1001 County Rd., #232
IRA of Richard A. Jackson                                     Brownwood, TX 76801                                       5.3

Principal Bond Fund, Inc.
Class C
Edward Chester                                                11611 NW 8th Ln.
                                                              Gainesville, FL 32606-0408                                5.9%

Donaldson Lufkin Jenrette                                     P.O. Box 2052
Securities Corporation. Inc.                                  Jersey City. NJ 07303-9998                                9.7

Principal Life Insurance Company Custodian                    1001 County Rd., #232
IRA of Richard A. Jackson                                     Brownwood, TX 76801                                      17.1

Principal Capital Accumulation Fund, Inc.
Class C
Principal Life insurance Company Custodian                    9107 W. Monks Lane
IRA of Donald D. Davis                                        Mapleton, IL 61547-9783                                   5.7

Principal Life Insurance Company Custodian                    P.O. Box 1523
IRA of Theodore J. Gomes                                      Kahului, HI 96733-1523                                    7.3

Principal Cash Management Fund, Inc.
Class A
Delaware Charter Guarantee & Trust Co.                        P.O. Box 8738
Attn: John Lee                                                Wilmington, DE 19899-8738                                 8.6

Class B
North American Testing Organization                           14565 Valley View Ave., Ste. 2
401(K) Profit Sharing Plan Holding Account                    Santa Fe Springs, CA 90670-5239                           7.2

Class C
Principal Life Insurance Company Custodian                    9107 W. Monks Lane
IRA of Donald D. Davis                                        Mapleton, IL 61547-9783                                  10.1

Principal Life Insurance Company Custodian                    1823 Pikale Pl.
IRA of Jean E. Funai                                          Wailuku, HI 96793-2326                                   12.2

Principal Life Insurance Company Custodian                    291 Dairy Road
IRA of David Masanda                                          Kahului, HI 96732-2914                                   36.7


Principal European Equity Fund, Inc.
Class A
Principal Life Insurance Company Custodian                    1001 County Rd., # 232
IRA of Richard A. Jackson                                     Brownwood, TX 76801                                      10.4%

Steven R. Maine                                               330 29th St.
                                                              Des Moines, IA 50312-4410                                 5.9

Principal Government Securities Income Fund, Inc.
Class C
Edward Chester                                                11611 NW 8th Ln.
                                                              Gainesville, FL 32606-0408                                5.4

Principal Life Insurance Company Custodian
IRA of Richard A. Jackson                                     1001 County Rd., # 232
                                                              Brownwood, TX 76801                                       7.1

Tarbell Financial Corp.                                       1403 N. Tustin Avenue, Suite 380
Non-Qualified Plan Reserve                                    Santa Ana, CA 92705-8620                                 13.7

Principal Growth Fund, Inc.
Class C
Tarbell Financial Corp.                                       1403 N. Tustin Avenue, Suite 380
Non-Qualified Plan Reserve                                    Santa Ana, CA 92705-8620                                  6.3%

Principal High Yield Fund, Inc.
Class C
Ellen M. Bryan TOD                                            2608 W. Castle Court
                                                              Peoria, IL 61614-3727                                    19.8

Marguerite M. Dunn & Patricia A. Kunz                         125 N. Main Street
                                                              Carroll, IA 51401-2852                                    6.8

Principal Life Insurance Company Custodian                    1001 County Rd., # 232
IRA of Richard A. Jackson                                     Brownwood, TX 76801                                      29.1

Class R
Principal Life Insurance Company Custodian
IRA of William Flatley                                        1313 Little Blue Heron Court
                                                              Naples, FL 34108-3311                                     7.0

Principal Life Insurance Company Custodian
IRA of Ronald E. Levine                                       4164 Salt Works Rd.
                                                              Medina, NY 14103-9555                                     7.1

Principal International Emerging Markets Fund, Inc.
Class C
Betty Jo Fagerholt Revocable Living Trust                     3602 28th St. SW
                                                              Fargo, ND 58104-7073                                     11.2

Principal International Fund, Inc.
Class C
Edward Chester                                                11611 NW 8th Ln.
                                                              Gainesville, FL 32606-0408                                5.9

Principal Life Insurance Company Custodian                    1001 County Rd., # 232
IRA of Richard A. Jackson                                     Brownwood, TX 76801                                       6.0

Principal International SmallCap Fund, Inc.
Class C                                                       11611 NW 8th Ln.
Edward Chester                                                Gainesville, FL 32606-0408                               10.2

Betty Jo Fagerholt Revocable Living Trust                     3602 28th St. SW
                                                              Fargo, ND 58104-7073                                      5.3

Principal Life Insurance Company Custodian                    1001 County Rd., # 232
IRA of Richard A. Jackson                                     Brownwood, TX 76801                                      10.6

Principal LargeCap Stock Index Fund, Inc.
Class A
Principal Life Insurance Company Custodian                    4105 Anderson Rd.
IRA of James W. Webb                                          Coffeyville, KS 67337-7700                                6.2%

Principal Limited Term Bond Fund, Inc.
Class C
Edward Chester                                                11611 NW 8th Ln.
                                                              Gainesville, FL 32606-0408                                8.8%

Gladys I. Fritsch                                             2121 Pinegate Dr. #3211
                                                              Houston, TX 77008-1394                                    6.7

Principal Life Insurance Company Custodian                    2101 Sumac Drive
Conduit IRA of Mary F. McClain                                Champaign, IL 61821-6323                                  7.9

Principal Real Estate Fund, Inc.
Class C
Edward Chester                                                11611 NW 8th Ln.
                                                              Gainesville, FL 32606-0409                               22.3

Principal Life Insurance Company Custodian                    3344 Kalamazoo Avenue SE
Inherited IRA of Nicola L. Brinker                            Grand Rapid, MI 49508-2558                                5.1
Beneficiary of Richard Kern

Principal SmallCap Fund, Inc.
Class C
Edward Chester                                                11611 NW 8th Ln.
                                                              Gainesville, FL 32606-0409                                8.5
Principal Tax-Exempt Bond Fund, Inc.
Class B
Allan S. Noddle                                               The Grand Oudezijds Voorburgawal 197
                                                              Amsterdam Netherlands 1012 EX
                                                              Netherlands                                              10.1
Class C
JME, Inc.                                                     3020 E. Oakland Avenue
                                                              Bloomington, IL 61704-6214                               45.1

Robert E. Neenan &                                            7251 N. Michael Ave.
Debra L. Deakin                                               Fresno, CA 93722-2761                                     7.5

Shirley M. Parish                                             4234 Cedar Bend Drive
                                                              Missouri City, TX 77459-4586                              9.4

Principal Utilities Fund, Inc.
Class C
James W. Smith                                                RR 1, Box 183
                                                              Eastman, WI 54626-9798                                    7.47

MANAGER AND SUB-ADVISORS

The Manager of each of the Funds is Principal Management Corporation, a wholly-owned subsidiary of Princor Financial Services Corporation ("Princor") which is a wholly-owned subsidiary of Principal Financial Services, Inc. Principal Financial Services, Inc. is a holding company which is a wholly-owned subsidiary of Principal Financial Group, Inc. The Principal Financial Group, Inc. is a holding company which is a wholly-owned subsidiary of Principal Mutual Holding Company. The address of the Manager is the Principal Financial Group, Des Moines, Iowa 50392-0200. The Manager was organized on January 10, 1969 and since that time has managed various mutual funds sponsored by Principal Life Insurance Company.

The Manager has executed agreements with various Sub-Advisors. Under those Sub-Advisory agreements, the Sub-Advisor agrees to assume the obligations of the Manager to provide investment advisory services for a specific Fund. For these services, each Sub-Advisor is paid a fee by the Manager.


Funds:            Balanced (equity securities portion), Blue Chip, Capital
                  Value, Growth, International, International Emerging
                  Growth, International SmallCap, LargeCap Stock Index, MidCap,
                  SmallCap and Utilities Funds.
Sub-Advisor:      Invista,  an indirectly  wholly-owned  subsidiary of Principal
                  Life Insurance Company and an affiliate of the Manager, was founded in 1985 and manages investments for institutional investors, including Principal Life Insurance Company. Assets under management at December 31, 2000 were approximately $27.4 billion. Invista's address is 1800 Hub Tower, 699 Walnut, Des
                  Moines, Iowa 50309.

Funds:            European Equity and Pacific Basin Funds.
Sub-Advisor:      BT  Funds  Management  (International)  Limited  ("BT")  is  a
                  related company of BT Funds Management  Limited ("BTFM") and a member  of the  Principal  Financial  Group.  A global  active investment manager dedicated to delivering superior investment returns,  BT,  together  with BTFM,  has  approximately  $22.7 billion under management as of December 31, 2000. Its address is The Chifley Tower, 2 Chifley Square, Sydney NSW 2000
                  Australia.


Funds:            Balanced (fixed-income portion), Government Securities Income, and Limited Term Bond
Sub-Advisor:      Principal Capital Income Investors,  LLC ("PCII"), an indirect wholly-owned subsidiary of Principal Life Insurance Company and an affiliate of the Manager, was founded in 2000. It manages investments for institutional investors, including
                  Principal Life Insurance Company. Assets under management as of December 31, 2000, were approximately $33.2 billion. PCII's address is 1800 Hub Tower, 699 Walnut, Des Moines, Iowa 50309.


Fund:             Partners Equity Growth Fund
Sub-Advisor:      Morgan  Stanley with  principal  offices at 1221 Avenue of the
                  Americas,  New  York,  NY  10020,  provides  a broad  range of portfolio  management  services to  customers  in the U.S. and abroad. As of December 31, 2000, Morgan Stanley, together with
                  its  affiliated   institutional  asset  management  companies,
                  managed investments of approximately $170.2 billion as named fiduciary or fiduciary advisor. On December 1, 1998, Morgan
                  Stanley  Asset  Management  Inc.  changed  it name  to  Morgan
                  Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances using the name Morgan
                  Stanley Asset Management.

Fund:             Partners LargeCap Growth Fund
Sub-Advisor:      Duncan-Hurst   was  founded  in  1990.  Its  address  is  4365
                  Executive  Drive,  Suite  1520,  San  Diego  CA  92121.  As of
                  December   31,   2000,    Duncan-Hurst   managed   assets   of
                  approximately $3.8 billion for institutional and individual investors.

Fund:             Partners MidCap Growth Fund
Sub-Advisor:      Turner was  founded  in 1990.  Its  address  is 1235  Westlake
                  Drive,  Suite 350,  Berwyn PA 19312.  As of December 31, 2000,
                  Turner had discretionary management authority with respect to approximately $10.1 billion in assets.

Fund:             Partners LargeCap Blend
Sub-Advisor:      Federated  Investment  Management  Company  ("Federated") is a
                  registered investment adviser and a wholly-owned subsidiary of
                  Federated   Investors,   Inc.,  which  was  founded  in  1955.
                  Federated is located in the Federated  Investors Tower at 1001
                  Liberty Avenue,  Pittsburgh, PA 15222-3779. As of December 31,
                  2000, Federated managed $140 billion in assets.

Fund:             Partners LargeCap Value
Sub-Advisor:      Alliance  Capital  Management  L.P.  ("Alliance")  through its
                  Bernstein    Investment    Research   and   Management    unit
                  ("Bernstein"). As of December 31, 2000, Alliance managed $454 billion in assets. Bernstein is located at 767 Fifth Avenue, New York, NY 10153 and Alliance is located at 1345 Avenue of the Americas, New York, NY 10105.

Fund:             Partners SmallCap Growth
Sub-Advisor:      Berger LLC ("Berger"),  210 University  Boulevard,  Suite 900,
                  Denver,   CO  80206.   It  serves   as   investment   advisor,
                  sub-advisor, administrator or sub-administrator to mutual funds and institutional investors. Berger is a wholly owned subsidiary of Kansas City Southern Industries, Inc. ("KCSI").
                  KCSI is a publicly traded holding company with principal operations in rail transportation, through it subsidiary the Kansas City Southern Railway Company, and financial asset management businesses. Assets under management for Berger as of December 31, 2000, were approximately $7.6 billion.


The Boards of Directors of the Manager, Princor (as principal underwriter of the Funds), each of the Sub-Advisors and each of the Funds have adopted a Code of Ethics designed to prevent persons with access to information regarding the portfolio trading activity of the Funds from using that information for their personal benefit. In certain circumstances personal securities trading is permitted in accordance with procedures established by the Code of Ethics. The Boards of Directors of the Manager, Princor, each of the Sub-Advisors and each of the Funds periodically review their respective Code of Ethics. The Codes of Ethics are on file with, and available from, the Securities and Exchange Commission.

Each of the persons affiliated with a Fund who is also an affiliated person of the Manager or Invista is named below, together with the capacities in which such person is affiliated:

        Name                        Office Held With Each Fund                     Office Held With The Manager/Invista


John  E. Aschenbrenner Director                                         Director (Manager)
Craig L. Bassett       Treasurer                                        Treasurer (Manager)
Ronald L. Danilson     Executive Vice President                         Executive Vice President & Chief Operating Officer (Manager)
Ralph C. Eucher        Director and President                           Director and President (Manager)
Arthur S. Filean       Vice President and Secretary                     Senior Vice President (Manager)
Ernest H. Gillum       Vice President and Assistant Secretary           Vice President - Product Development (Manager)
J. Barry Griswell      Director and Chairman of the Board               Director and Chairman of the Board (Manager)
Layne A. Rasmussen     Controller                                       Controller - Mutual Funds (Manager)
Michael D. Roughton    Counsel                                          Counsel (Manager; Invista)
Jean B. Schustek       Assistant Vice President and Assistant Secretary Assistant Vice President - Registered Products (Manager)
Kirk L. Tibbetts       Senior Vice President & Chief Financial Officer  Senior Vice President & Chief Financial Officer (Manager)

COST OF MANAGER'S SERVICES

For providing the investment advisory services, and specified other services, the Manager, under the terms of the Management Agreement for each Fund, is entitled to receive a fee computed and accrued daily and payable monthly, at the following annual rates:

                                                                           Net Asset Value of Fund

                                                 First             Next             Next              Next
                  Fund                       $250,000,000      $250,000,000     $250,000,000      $250,000,000      Thereafter

Blue Chip, Capital Value and Growth Funds         .60%             .55%             .50%              .45%              .40%
Partners Equity Growth, Partners LargeCap         .75              .70              .65               .60               .55
   Blend and Partners LargeCap Value Funds
International Fund                                .85              .80              .75               .70               .65
Partners SmallCap Growth Fund                     .90              .85              .80               .75               .70

                                                                           Net Asset Value of Fund

                                                 First             Next             Next              Next             Over
                  Fund                       $100,000,000      $100,000,000     $100,000,000      $100,000,000     $400,000,000

Balanced, High Yield, and Utilities Funds        .60%              .55%             .50%              .45%              .40%
International Emerging Markets Fund             1.25              1.20             1.15              1.10              1.05
International SmallCap Fund                     1.20              1.15             1.10              1.05              1.00
MidCap Fund                                      .65               .60              .55               .50               .45
Real Estate Fund                                 .90               .85              .80               .75               .70
SmallCap Fund                                    .85               .80              .75               .70               .65
All Other Funds                                  .50               .45              .40               .35               .30

                  Fund                        Overall Fee

LargeCap Stock Index Fund                        .35%
Partners LargeCap Growth Fund                    .90%
Partners MidCap Growth Fund                      .90%

                                                                           Net Asset Value of Fund

                                                 First             Next             Next              Next
                  Fund                       $250,000,000      $250,000,000     $250,000,000      $250,000,000      Thereafter


European Equity Fund                             .90%             .85%             .80%              .75%              .70%
Pacific Basin Fund                              1.10              1.05             1.00              0.95              0.90

There is no assurance that any of the Funds' net assets will reach sufficient amounts to be able to take advantage of the rate decreases. The net assets of each Fund on October 31, 2000 and the rate of the fee for each Fund for investment management services as provided in the Management Agreement for the fiscal year then ended were as follows:

                                                                                                        Management Fee
                                                               Net Assets as of                   For Fiscal Year Ended
                  Fund                                          October 31, 2000                    October 31, 2000

Balanced Fund                                                     $140,437,417                           0.58%
Blue Chip Fund                                                     280,680,903                           0.57*
Bond Fund                                                          163,974,368                           0.48
Capital Value Fund                                                 528,350,410                           0.53
Cash Management Fund                                               412,811,729                           0.43
European Equity Fund                                                 5,859,018                           0.90*
Government Securities Income Fund                                  254,515,059                           0.46
Growth Fund                                                        697,882,333                           0.53
High Yield Fund                                                     30,843,584                           0.60
International Emerging Markets Fund                                 28,964,706                           1.25*
International Fund                                                 403,267,490                           0.80
International SmallCap Fund                                         58,503,767                           1.20
LargeCap Stock Index Fund                                           27,396,202                           0.35*
Limited Term Bond Fund                                              33,932,115                           0.50*
MidCap Fund                                                        479,242,376                           0.56
Pacific Basin Fund                                                   5,435,124                           1.10*
Partners Equity Growth Fund                                         81,187,957                           0.75*
Partners LargeCap Growth Fund                                       12,690,047                           0.90*
Partners MidCap Growth Fund                                         19,637,929                           0.90*
Real Estate Fund                                                    18,555,205                           0.90*
SmallCap Fund                                                       98,640,166                           0.84*
Tax-Exempt Bond Fund                                               175,116,032                           0.48
Utilities Fund                                                     132,435,341                           0.59


     * Before waiver.


The Manager pays for office space, facilities and simple business equipment and the costs of keeping the books of the Fund. The Manager also compensates all personnel who are officers and directors, if such officers and directors are also affiliated with the Manager.

Each Fund pays all its other corporate expenses incurred in the operation of the Fund and the continuous public offering of its shares, but not selling expenses. Among other expenses, the Fund pays its taxes (if any), brokerage commissions on portfolio transactions, interest, the cost of stock issue and transfer and dividend disbursement, administration of shareholder accounts, custodial fees, expenses of registering and qualifying shares for sale after the initial registration, auditing and legal expenses, fees and expenses of unaffiliated directors, and costs of shareholder meetings. The Manager pays most of these expenses in the first instance, and is reimbursed for them by the Fund as provided in the Management Agreement. The Manager also is responsible for the performance of certain of the functions described above, such as transfer and dividend disbursement and administration of shareholder accounts, the cost of which the Manager is reimbursed by the Fund.

COST OF SUB-ADVISORY SERVICES


For providing the investment advisory services, and specified other services, the Sub-Advisor, under the terms of the Sub-Advisory Agreement for the Fund, is entitled to receive a fee computed and accrued daily and payable monthly, at the following annual rates:

                                                   Net Asset Value of Fund
                                    First                Next         Next              Next
         Fund                   $250 million     $250 million      $250 million      $250 million      Thereafter
European Equity                     0.50%            0.475%            0.450%           0.425%            0.40%
Pacific Basin                       0.60%            0.575%            0.550%           0.525%            0.50%


                                        First            Next              Over
         Fund                       $200 million     $100 million      $300 million
Partners Equity Growth                 0.30%             0.25%             0.20%

                                    First             Next             Next              Above
         Fund                   $75 million      $200 million      $250 million      $525 million

Partners LargeCap Blend            0.350%           0.250%            0.200%            0.150%



                                        First            Next
         Fund                       $100 million     $100 million     Thereafter
Partners SmallCap Growth               0.50%             0.45%           0.40%

                                                                     Overall Fee
Balanced (equity securities portion)                                   0.0700%
Balanced (fixed-income portion)                                        0.0860
Blue Chip                                                              0.0700
Capital Value                                                          0.0700
Government Securities Income                                           0.0600
Growth                                                                 0.0700
International                                                          0.1100
International Emerging Markets                                         0.6300
International SmallCap                                                 0.6100
LargeCap Stock Index                                                   0.0275
Limited Term Bond                                                      0.1060
MidCap                                                                 0.0950
Partners LargeCap Growth and Partners MidCap Growth                    0.5000
SmallCap                                                               0.2370
Utilities                                                              0.0700

Under a Sub-Advisory Agreement between the Manager and Bernstein, Bernstein performs all the investment advisory responsibilities of the Manager under the Management Agreement for the Partners LargeCap Value Fund. During the period from December 22, 2000 (effective date of the Fund) through June 22, 2001, Bernstein will be paid a fee accrued daily and payable monthly at an annual rate of 0.47% of the Fund's net asset value. After that the Manager will pay Bernstein a fee at an annual rate that is accrued daily and payable monthly based on the net asset value of the Fund as follows:

                             Net Asset Value of Fund

                           First          Next            Next           Next           Next            Next         Above
                        $10,000,000    $15,000,000     $25,000,000    $50,000,000    $50,000,000     $50,000,000  $200,000,000


Partners LargeCap Value   0.600%         0.500%          0.400%         0.300%         0.250%          0.225%        0.200%




                                        Sub-Advisor Fees For Years Ended December 31,
                                            2000                        1999                       1998

Balanced Fund                              220,901                    204,404                    133,947
Blue Chip Fund                             231,184                    200,617                    105,211
Capital Value Fund                         425,846                    500,117                    296,431
European Equity Fund                        13,875
Government Securities Fund                 157,874                    149,067                     98,635
Growth Fund                                520,202                    434,465                    199,072
International Emerging Markets Fund        179,839                     85,537                     63,962
International Fund                         445,381                    367,393                    183,507
International SmallCap Fund                317,681                    137,692                     63,375
LargeCap Stock Index                         5,261
Limited Term Bond Fund                      97,132                     89,252                     69,040
MidCap Fund                                343,095                    327,236                    208,947
Pacific Basin Fund                          16,248
Partners Equity Growth Fund                157,521
Partners LargeCap Growth Fund               28,153
Partners MidCap Growth Fund                 47,515
SmallCap Fund                              382,997                    172,178                    154,721
Utilities Fund                             135,951                    119,321                     53,432


Fees paid for investment management services during the periods indicated were as follows:

                                                         Management Fees For Fiscal Years Ended October 31,


           Fund                                    2000                          1999                       1998

Balanced Fund                                  $   855,652                   $    914,378              $    750,616
Blue Chip Fund                                   1,643,618(1)                   1,142,839                   764,784
Bond Fund                                          835,909                        909,902                   782,241(1)
Capital Value Fund                               2,983,060                      2,570,792                 2,349,118
Cash Management Fund                             1,665,123                      1,526,404                 2,127,595(1)
European Equity Fund                                25,312(1)(2)
Government Securities Income Fund                1,198,832                      1,283,959                 1,239,644
Growth Fund                                      3,650,139                      2,283,089                 1,863,070
High Yield Fund                                    213,800                        259,764                   287,858
International Emerging Markets Fund                415,666(1)                     216,500                   157,324
International Fund                               3,582,992                      2,673,903                 2,492,037
International SmallCap Fund                        774,570                        358,891                   242,403
LargeCap Stock Index Fund                           35,262(1)(3)
Limited Term Bond Fund                             161,804(1)                     160,694(1)                 133,825(1)
MidCap Fund                                      2,570,995                      2,461,880                 2,548,924
Pacific Basin Fund                                  30,215(1)(2)
Partners Equity Growth Fund                        393,898(1)
Partners LargeCap Growth Fund                       50,431(1)(3)
Partners MidCap Growth Fund                         65,684(1)(3)
Real Estate Fund                                   136,629(1)                     114,693                     87,653(4)
SmallCap Fund                                      844,608(1)                     412,361                    147,083(4)
Tax-Exempt Bond Fund                               866,854                        972,660                    974,740
Utilities Fund                                     731,817                        685,175                    531,644(1)

(1) Before waiver.
(2) Period from April 26, 2000 (date operations commenced) through October 31, 2000.
(3) Period from February 24, 2000 (date operations commenced) through October 31, 2000. (4) Period from December 11, 1997 (date operations commenced) through October 31, 1998.


For the periods ended October 31, the Manager waived a portion of its fee from the following funds:


           Fund                        2000            1999             1998
Blue Chip                           $354,721
Bond                                                                  $172,366
Cash Management                                                          1,343
European Equity                       25,416
International Emerging Markets        32,052
LargeCap Stock Index                  102,566
Limited Term Bond                      89,274         $66,728          100,270
Pacific Basin                         29,047
Partners Equity Growth               195,854
Partners LargeCap Growth              44,330
Partners MidCap Growth                54,171
Real Estate                           39,036
SmallCap                              24,978
Utilities                                                               82,515


Costs reimbursed to the Manager during the periods indicated for providing other services pursuant to the Management Agreement were as follows:

                                                                          Reimbursement by Fund
                                                                          of Certain Costs For
                   Fund                                              Fiscal Years Ended October 31,


                                                      2000                    1999                         1998


Balanced Fund                                     $    648,257             $     664,179            $       521,852
Blue Chip Fund                                       1,375,116                 1,336,983                    832,394
Bond Fund                                              506,782                   534,104                    482,817
Capital Value Fund                                   1,258,197                 1,415,788                  1,247,865
Cash Management Fund                                   876,798                   788,303                    854,575
European Equity Fund                                    33,232(1)
Government Securities Income Fund                      477,902                   544,396                    499,207
Growth Fund                                          2,097,788                 1,613,707                  1,421,948
High Yield Fund                                        173,407                   170,349                    217,020
International Emerging Markets Fund                    214,860                   148,065                    119,948
International Fund                                   1,100,481                 1,111,335                  1,168,106
International SmallCap Fund                            426,364                   168,397                    153,320
LargeCap Stock Index Fund                               86,519(2)
Limited Term Bond Fund                                 129,485                   123,038                     90,187
MidCap Fund                                          1,590,918                 1,733,436                  1,840,474
Pacific Basin Fund                                      26,455(1)
Partners Equity Growth Fund                            445,480
Partners LargeCap Growth                                62,073(2)
Partners MidCap Growth Fund                             83,149(2)
Real Estate Fund                                       100,762                    93,688                     76,546(3)
SmallCap Fund                                          570,085                   348,721                    199,807(3)
Tax-Exempt Bond Fund                                   169,961                   165,845                    199,780
Utilities Fund                                         431,218                   390,699                    304,813

(1) Period from April 26, 2000 (date  operations  commenced) through
    October 31,  2000.
(2) Period from February 24, 2000 (date operations commenced) through October 31, 2000. (3) Period from December 11, 1997 (date operations commenced) through October 31, 1998.



The Manager has agreed to waive a portion of its fee for the following Funds and continue the waiver and, if necessary, pay expenses normally payable by each of the listed Funds through the period ending February 28, 2002. The waiver will maintain a total level of operating expenses (expressed as a percentage of average net assets attributable to a Class on an annualized basis) not to exceed the following percentages:

         Fund                                  Class A          Class B           Class C           Class R
European Equity                                 2.50%            3.25%             3.25%            3.00%
International Emerging Markets                  2.50             3.25              3.25             3.00
LargeCap Stock Index                            0.90             1.25              1.25             1.40
Pacific Basin                                   2.50             3.25              3.25             3.00
Partners LargeCap Growth                        1.95             2.70              2.70             2.45
Partners MidCap Growth                          1.95             2.70              2.70             2.45


Each Fund has entered into certain agreements that provide for continuation in effect from year to year only so long as such continuation is specifically approved at least annually either by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities of the applicable Fund, provided that in either event such continuation shall be approved by vote of a majority of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940) of the Manager, Principal Life Insurance Company or its subsidiaries or the Fund, cast in person at a meeting called for the purpose of voting on such approval. The Agreements may be terminated at any time on 60 days written notice to the Manager or applicable Sub-Advisor either by vote of the Board of Directors of the applicable Fund or by a vote of a majority of the outstanding securities of the Fund and by the Manager, the respective sub-advisor, if any, or Principal Life Insurance Company, as the case may be, on 60 days written notice to the Fund. The Agreements will automatically terminate in the event of their assignment.

Shareholders approved the Management Agreement as follows: European Equity - April 28, 2000; Growth - November 9, 1999; LargeCap Stock Index - February 25, 2000; MidCap - December 10, 1999; Pacific Basin - April 28, 2000; Partners Equity Growth - November 1, 1999; Partners LargeCap Blend - December 22, 2000; Partners LargeCap Growth - February 25, 2000; Partners LargeCap Value - December 22, 2000; Partners MidCap Growth - February 25, 2000 and Partners SmallCap Growth - December 22, 2000. The Management Agreement for the other Funds was last approved by shareholders of the applicable Fund on November 2, 1999.

The agreements for each Fund were last approved by the Board of Directors for that Fund as follows:

                                            Investment Service               Management             Sub-Advisory
         Fund                                    Agreement                    Agreement               Agreement

   Balanced                                        9/11/00                     9/11/00                  9/11/00
   Blue Chip                                       9/11/00                     9/11/00                  9/11/00
   Bond                                            9/11/00                     9/11/00                  9/11/00
   Capital Value                                   9/11/00                     9/11/00                  9/11/00
   Cash Management                                 9/11/00                     9/11/00                  9/11/00
   European Equity                                 9/11/00                     9/11/00                  9/11/00
   Government Securities Income                    9/11/00                     9/11/00                  9/11/00
   Growth                                          9/11/00                     9/11/00                  9/11/00
   High Yield                                      9/11/00                     9/11/00                  9/11/00
   International                                   9/11/00                     9/11/00                  9/11/00
   International Emerging Markets                  9/11/00                     9/11/00                  9/11/00
   International SmallCap                          9/11/00                     9/11/00                  9/11/00
   LargeCap Stock Index                            9/11/00                     9/11/00                  9/11/00
   Limited Term Bond                               9/11/00                     9/11/00                  9/11/00
   MidCap                                          9/11/00                     9/11/00                  9/11/00
   Pacific Basin                                   9/11/00                     9/11/00                  9/11/00
   Partners Equity Growth                              N/A                     9/11/00                  9/11/00
   Partners LargeCap Blend                             N/A                    12/11/00                 12/11/00
   Partners LargeCap Growth                            N/A                     9/11/00                  9/11/00
   Partners LargeCap Value                             N/A                    12/11/00                 12/11/00
   Partners MidCap Growth                              N/A                     9/11/00                  9/11/00
   Partners SmallCap Growth                            N/A                    12/11/00                 12/11/00
   Real Estate                                     9/11/00                     9/11/00                  9/11/00
   SmallCap                                        9/11/00                     9/11/00                  9/11/00
   Tax-Exempt Bond                                 9/11/00                     9/11/00                  9/11/00
   Utilities                                       9/11/00                     9/11/00                  9/11/00

BROKERAGE ON PURCHASES AND SALES OF SECURITIES


In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Fund, the objective of the Fund's Manager or Sub-Advisor is to obtain the best overall terms. In pursuing this objective, the Manager or Sub-Advisor considers all matters it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and executing capability of the broker or dealer and the reasonableness of the commission, if any (for the specific transaction and on a continuing basis). This may mean in some instances that the Manager or Sub-Advisor will pay a broker commissions that are in excess of the amount of commissions another broker might have charged for executing the same transaction when the Manager or Sub-Advisor believes that such commissions are reasonable in light of (a) the size and difficulty of the transaction (b) the quality of the execution provided and (c) the level of commissions paid relative to commissions paid by other institutional investors. (Such factors are viewed both in terms of that particular transaction and in terms of all transactions that broker executes for accounts over which the Manager or Sub-Advisor exercises investment discretion. The Manager or Sub-Advisor may purchase securities in the over-the-counter market, utilizing the services of principal market makers unless better terms can be obtained by purchases through brokers or dealers, and may purchase securities listed on the New York Stock Exchange from non-Exchange members in transactions off the Exchange.)


The Manager or Sub-Advisor may give consideration in the allocation of business to services performed by a broker (e.g., the furnishing of statistical data and research generally consisting of, but not limited to, information of the following types: analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and performance of client accounts). If any such allocation is made, the primary criteria used will be to obtain the best overall terms for such transactions. The Manager or Sub-Advisor may also pay additional commission amounts for research services. Such statistical data and research information received from brokers or dealers as described above may be useful in varying degrees and the Manager or Sub-Advisor may use it in servicing some or all of the accounts it manages. Some statistical data and research information obtained may not be useful to the Manager or Sub-Advisor in managing the client account, brokerage for which resulted in the Manager's or Sub-Advisor's receipt of the statistical data and research information. However, in the Manager's or Sub-Advisor's opinion, the value thereof is not determinable and it is not expected that the Manager's or Sub-Advisor's expenses will be significantly reduced since the receipt of such statistical data and research information is only supplementary to the Manager's or Sub-Advisor's own research efforts. The Manager or Sub-Advisor allocated portfolio transactions for the Funds indicated in the following table to certain brokers during the most recent fiscal year due to research services provided by such brokers. The table also indicates the commissions paid to such brokers as a result of these portfolio transactions.


         Fund                               Commissions Paid
Balanced                                    $       2,674
Blue Chip                                           9,497
Capital Value                                      55,590
Growth                                            424,820
International Emerging Markets                      1,405
International                                     165,007
International SmallCap                              5,429
MidCap                                             95,219
Partners Equity Growth                              1,545
Partners LargeCap Growth                            3,106
Partners MidCap Growth                              6,619
SmallCap                                           32,739
Real Estate                                         4,370
Utilities                                           5,490


Subject to the rules promulgated by the SEC, as well as other regulatory requirements, a Sub-Advisor may also allocate orders on behalf of a Fund to broker-dealers affiliated with the Sub-Advisor. The Sub-Advisor shall determine the amounts and proportions of orders allocated to the Sub-Advisor or affiliate. The Boards of Directors of the Fund will receive quarterly reports on these transactions.

Purchases and sales of debt securities and money market instruments usually are principal transactions; portfolio securities are normally purchased directly from the issuer or from an underwriter or marketmakers for the securities. Such transactions are usually conducted on a net basis with the Fund paying no brokerage commissions. Purchases from underwriters include a commission or concession paid by the issuer to the underwriter, and the purchases from dealers serving as marketmakers include the spread between the bid and asked prices.

The following table shows the brokerage commissions paid during the periods indicated. In each year, 100% of the commissions paid by each Fund went to broker-dealers which provided research, statistical or other factual information.

                                               Total Brokerage Commissions Paid

     Fund                             2000             1999          1998

Balanced                          $   104,569      $    50,867    $  70,261
Blue Chip                             354,883          149,945       41,024
Capital Value                       1,257,956          695,270      331,316
European Equity                        23,677(1)
Growth                              1,092,755          438,476      276,004
International Emerging Markets        268,712          125,801       51,821
International                       2,175,088        1,201,021      758,808
International SmallCap              1,096,864          306,636      101,485
LargeCap Stock Index                   16,358(2)
MidCap                                928,187          517,173      242,311
Pacific Basin                          14,200(1)
Partners Equity Growth                 96,059(3)
Partners LargeCap Growth                9,427(2)
Partners MidCap Growth                  8,531(2)
Real Estate                            55,694           36,634       40,791(4)
SmallCap                              293,480          154,031       46,957(4)
Utilities                             296,480           95,017       39,470

(1) Period from April 26, 2000 (date operations commenced) through October 31, 2000.
(2) Period from February 24, 2000 (date operations commenced) through October 31, 2000.
(3) Period from October 28, 1999 (date operations commenced) through October 31, 2000.
(4) Period from December 11, 1997 (date operations commenced) through October 31, 1998.

Brokerage commissions paid to affiliates during the fiscal year ending October 31 were as follows:

                      Commissions Paid to Goldman Sachs Co.
                                      Total Dollar             As Percent of           Percent of Dollar Amount
        Fund                             Amount              Total Commissions      of Commissionable Transactions
   Balanced
         2000                           $  1,750                 1.67%                          1.15%
         1999                              1,725                 3.39                           1.94
         1998                              2,950                 4.20                           1.87
   Blue Chip
         2000                             29,860                 8.41                           9.40
         1999                              7,735                 5.16                           5.25
   Capital Value
         2000                             59,187                 4.71                           5.22
         1999                             87,440                12.58                          10.41
   European Equity
         2000                              1,727                 7.29                           5.51
   Growth
         2000                             31,425                 2.88                           4.04
   International Emerging Markets
         2000                              3,629                 1.35                           2.02
   International
         2000                            140,889                 6.48                           6.47
   International SmallCap
         2000                             24,468                 2.23                           2.48
   MidCap
         2000                             34,220                 3.69                           2.78
   Pacific Basin
         2000                              3,968                27.94                          49.49
   Partners Equity Growth
         2000                              8,090                 8.42                           6.20
   Partners LargeCap Growth
         2000                                318                 3.37                           2.39
   Partners MidCap Growth
         2000                                351                 4.11                           3.67
   Real Estate
         2000                              1,060                 1.90                           1.97
   SmallCap
         2000                              9,145                 3.12                           2.81
   Utilities
         2000                             24,455                 8.25                           5.25


                   Commissions Paid to J.P. Morgan Securities
                                      Total Dollar             As Percent of           Percent of Dollar Amount
        Fund                             Amount              Total Commissions      of Commissionable Transactions

   Balanced
         2000                          $   3,554                  3.40%                        3.71%
         1999                              6,841                 13.45                        15.18
         1998                                500                  0.71                         1.03
   Blue Chip
         2000                              8,160                  2.30                         2.80
         1999                              8,485                  5.66                         5.82
         1998                              1,950                  4.75                         5.35
   Capital Value
         2000                            109,638                  8.72                         9.32
         1999                              9,470                  1.36                         1.83
         1998                             18,935                  5.72                         6.27
   European Equity
         2000                              1,392                  5.88                         4.27
   Growth
         2000                             31,186                  2.85                         3.11
         1999                             23,170                  5.28                         5.47
         1998                              1,250                  0.45                         0.39
   International Emerging Markets
         2000                             11,278                  4.20                         5.96
         1999                              4,492                  3.57                         4.82
         1998                              2,570                  4.96                         6.77
   International
         2000                             60,333                  2.77                         2.69
         1999                             13,911                  1.16                         1.22
         1998                             17,961                  2.37                         1.80
   International SmallCap
         2000                              2,417                  0.22                         0.24
   MidCap
         2000                             48,895                  5.27                         3.65
         1999                             10,715                  2.07                         1.87
   Partners Equity Growth
         2000                              4,345                  4.52                         2.96
   Partners MidCap Growth
         2000                                128                  1.50                         1.48
   Real Estate Fund
         2000                                799                  1.44                         1.26
         1999                                8,845               24.14                        23.03
         1998                              3,205                  7.86                         7.67
   SmallCap Fund
         2000                              4,775                  1.63                         1.34
         1999                              3,065                  1.99                         2.68
   Utilities Fund
         2000                              7,285                  2.46                         3.42
         1999                              3,935                  4.14                         4.98


                                          Commissions Paid to Morgan Stanley Dean Witter, Discover
                                      Total Dollar             As Percent of           Percent of Dollar Amount
        Fund                             Amount              Total Commissions      of Commissionable Transactions
 Balanced
         2000                           $  4,382                    4.19%                         4.19%
         1999                              2,300                    4.52                          4.33
         1998                              2,630                    3.74                          2.27
   Blue Chip
         2000                             31,036                    8.75                          7.97
         1999                             13,950                    9.30                         11.72
         1998                                365                    0.89                          0.99
   Capital Value
         2000                             50,528                    4.02                          4.41
         1999                             12,575                    1.81                          2.48
         1998                             13,740                    4.15                          3.78
   European Equity
         2000                                588                    2.48                          2.42
   Growth
         2000                             20,658                    1.89                          1.90
         1999                             12,338                    2.81                          3.90
         1998                             12,500                    4.53                          4.92
   International Emerging Markets
         2000                              6,587                    2.45                          3.52
         1999                              2,570                    2.04                          2.76
         1998                              1,499                    2.89                          3.64
   International
         2000                            190,736                    8.77                         10.48
         1999                            128,900                   10.73                         11.76
         1998                             78,938                   10.40                         10.03
   International SmallCap
         2000                             28,073                    2.56                          3.57
         1999                             18,755                    6.12                          8.26
         1998                              4,284                    4.22                          7.42
   MidCap
         2000                             40,914                    4.41                          3.96
         1999                             21,551                    4.17                          5.00
         1998                              7,716                    3.18                          4.19
   Partners Equity Growth
         2000                              8,365                    8.71                          9.67
   Partners LargeCap Growth
         2000                                280                    2.97                          1.53
   Partners MidCap Growth
         2000                                127                    1.49                          1.49
   Real Estate
         2000                              3,255                    5.84                          6.34
         1999                              1,600                    4.37                          4.10
         1998                             11,540                   28.29                         28.36
   SmallCap
         2000                              4,000                    1.36                          1.50
         1999                                795                    0.52                          0.81
         1998                                840                    1.79                          1.65
   Utilities
         2000                             21,264                    7.17                          6.02
         1999                                340                    0.36                          0.49
         1998                              1,735                    4.40                          5.95



                                           Commissions Paid to Morgan Stanley International
                                      Total Dollar             As Percent of           Percent of Dollar Amount
        Fund                             Amount              Total Commissions      of Commissionable Transactions

   European Equity
         2000                           $  8,576                   36.22%                        48.63%
   International SmallCap
         2000                                222                    0.02                          0.03
   Pacific Basin
         2000                                 43                    0.30                          0.22
   Utilities
         2000                                774                    0.26                          0.20


                      Commissions Paid to Neuberger Berman
                                      Total Dollar             As Percent of           Percent of Dollar Amount
        Fund                             Amount              Total Commissions      of Commissionable Transactions

   Partners Equity Growth
         2000                           $    365                   0.38%                         0.29%


Goldman Sachs Asset Management, a separate operating division of Goldman Sachs & Co., acts as sub-advisor for an account of the Principal Variable Contracts Fund, Inc. J.P. Morgan Investment Management Inc., an affiliate of J.P. Morgan Securities, acts as a sub-advisor of an account of the Principal Variable Contracts Fund, Inc. Neuberger Berman Management Inc., an affiliate of Neuberger Berman, LLC, acts as sub-advisor for an account of the Principal Variable Contracts Fund, Inc.

Morgan Stanley Dean Witter, Discover and Morgan Stanley International are affiliated with Morgan Stanley Asset Management, which acts as sub-advisor to two accounts of the Principal Variable Contracts Fund, two funds of the Principal Investors Fund, Inc. and one fund included in the fund complex. On December 1, 1998, Morgan Stanley Asset Management Inc. changed its name to Morgan Stanley Dean Witter Investment Management Inc. but continues to do business in certain instances using the name Morgan Stanley Asset Management.


The Manager acts as investment advisor for each of the funds sponsored by Principal Life Insurance Company. The Manager or Sub-Advisor, if any, places orders to trade portfolio securities for each of these Funds.

For the Bond, Cash Management, High Yield and Tax-Exempt Bond Funds as well as those for which Invista serves as Sub-Advisor, the following describes the allocation process used. If, in carrying out the investment objectives of the Funds, occasions arise when purchases or sales of the same equity securities are to be made for two or more of the Funds at the same time (or, in the case of accounts managed by a Sub-Advisor, for two or more Funds and any other accounts managed by the Sub-Advisor), the Manager or Sub-Advisor may submit the orders to purchase or, whenever possible, to sell, to a broker/dealer for execution on an aggregate or "bunched" basis (including orders for accounts in which Registrant, its affiliates and/or its personnel have beneficial interests). The Manager (or, in the case of accounts managed by a Sub-Advisor, the Sub-Advisor) may create several aggregate or "bunched" orders relating to a single security at different times during the same day. On such occasions, the Manager (or, in the case of accounts managed by a Sub-Advisor, the Sub-Advisor) shall compose, before entering an aggregated order, a written Allocation Statement as to how the order will be allocated among the various accounts. Securities purchased or proceeds of sales received on each trading day with respect to each such aggregate or "bunched" order shall be allocated to the various Funds (or, in the case of a Sub-Advisor, the various Funds and other client accounts) whose individual orders for purchase or sale make up the aggregate or "bunched" order by filling each Fund's (or, in the case of a Sub-Advisor, each Fund's or other client account's) order in accordance with the Allocation Statement. If the order is partially filled, it shall be allocated pro rata based on the Allocation Statement. Securities purchased for funds (or, in the case of a Sub-Advisor, Funds and other client accounts) participating in an aggregate or "bunched" order will be placed into those Funds and, where applicable, other client accounts at a price equal to the average of the prices achieved in the course of filling that aggregate or "bunched" order.

If purchases or sales of the same debt securities are to be made for two or more of the Funds at the same time, the securities will be purchased or sold proportionately in accordance with the amount of such security sought to be purchased or sold at that time for each Fund.

Invista expects aggregation or "bunching" of orders, on average, to reduce slightly the cost of execution. Invista will not aggregate a client's order if, in a particular instance, it believes that aggregation will increase the client's cost of execution. In some cases, aggregation or "bunching" of orders may increase the price a client pays or receives for a security or reduce the amount of securities purchased or sold for a client account.

Invista may enter aggregated orders for shares issued in an initial public offering (IPO). In determining whether to enter an order for an IPO for any client account, Invista considers the account's investment restrictions, risk profile, asset composition and cash level. Accordingly, it is unlikely that every client account will participate in every available IPO. Partially filled orders for IPOs will be allocated to participating accounts in accordance with the procedures set out above. Often, however, the amount of shares designated by an underwriter for Invista's clients are insufficient to provide a meaningful allocation to each participating account. In such cases, Invista will employ an allocation system it feels treats all participating accounts fairly and equitably over time.

The following describes the allocation process utilized by the Sub-Advisor for the European Equity and Pacific Basin Funds:

     Client monies are assigned to BT portfolio managers and are generally grouped into product types. All portfolios within each product type will have similar investment objectives, although individual portfolios may have investment objectives and restrictions that differ to some extent from the overall objectives for that product type.

     The portfolio manager will decide, prior to trading, which products and therefore which portfolios will take part in the subsequent allocation. All portfolios within a product managed by a particular portfolio manager will participate in the allocation except in the following circumstances:
     o where client cash flow mean that a client's portfolio has to be traded separately;
     o    where there are specific client  restrictions which preclude an  allocation;
     o    where a  non-standard  benchmark or target  results in a
          security being deemed  unsuitable for that portfolio;
     o where, in the case of sales, a particular portfolio does not hold the security; and
     o where the trade is partially filled, either for normal trading or for an Initial Public Offering.
     In these cases, if there is no indication on the order form as to priority of allocation then BT will allocate on a pro-rata basis. Priority of allocation on the order forms may be set due to sensitivity to transaction costs, tax status, tolerance for small holding, tolerance for large holdings or specific exposures (proximity to limits) and turnover considerations.

The following describes the allocation process utilized by the Sub-Advisor for the Partners Equity Growth Fund:


     Transactions for each portfolio account advised by Morgan Stanley generally are completed independently. Morgan Stanley, however, may purchase or sell the same securities or instruments for a number of portfolio accounts, including portfolios of its affiliates, simultaneously. These accounts will include pooled vehicles, including partnerships and investment companies for which Morgan Stanley and related persons of Morgan Stanley act as investment manager and administrator, and in which Morgan Stanley, its officers, employees and its related persons have a financial interest, and accounts of pension plans covering employees of Morgan Stanley and its affiliates ("Proprietary Accounts"). When possible, orders for the same security are combined or "batched" to facilitate test execution and to reduce brokerage commissions or other costs. Morgan Stanley effects batched transactions in a manner designed to ensure that no participating portfolio, including any Proprietary Account, is favored over any other portfolio. Specifically, each portfolio (including the Partners Equity Growth Fund) that participates in a batched transaction will participate at the average share price for all of Morgan Stanley's transactions in that security on that business day, with respect to that batched order. Securities purchased or sold in a batched transaction are allocated pro-rata, when possible, to the participating portfolio accounts in proportion to the size of the order placed for each account. Morgan Stanley may, however, increase or decrease the amount of securities allocated to each account if necessary to avoid holding odd-lot or small numbers of shares for particular portfolios. Additionally, if Morgan Stanley is unable to fully execute a batched transaction and Morgan Stanley determines that it would be impractical to allocate a small number of securities among the accounts participating in the transaction on a pro-rata basis, Morgan Stanley may allocate such securities in a manner determined in good faith to be a fair allocation.


The following describes the allocation process utilized by the Sub-Advisor for the Partners LargeCap Growth Fund:

     Where Duncan-Hurst buys or sells the same security for two or more clients, it may place concurrent orders with a single broker, to be executed together as a single "block" in order to facilitate orderly and efficient execution. Whenever Duncan-Hurst does so, each account on whose behalf an order was placed will receive the average price and will bear a proportionate share of all transaction costs, based on the size of that account's order. Clients receiving such concurrent treatment may include investment limited partnerships of which Duncan-Hurst is general partner and accounts as to which Duncan-Hurst may receive performance-based fees. In some cases, they may also include affiliates of Duncan-Hurst.

The following describes the allocation process utilized by the Sub-Advisor for the Partners MidCap Growth Fund:

     Turner has developed an allocation system for limited opportunities: block orders that cannot be filled in one day and IPOs. Allocation of all partially filled trades will be done pro-rata, unless the small size would cause excessive ticket charges. In that case, allocation will begin with the next account on the rotational account listing. Any directed brokerage arrangement will result in the inability of Turner to, in all cases, include trades for that particular client in block orders if the block transaction is executed through a broker other than the one that has been directed. The benefits of that kind of transaction, a sharing of reduced cost and possible more attractive prices, will not extend to the directed client. Allocations exceptions may be made if documented and approved timely by the firm's compliance officer. Turner's proprietary accounts may trade in the same block with client accounts, if it is determined to be advantageous to the client to do so.

The following describes the allocation process utilized by the Sub-Advisor for the Partners LargeCap Blend Fund:

     With respect to IPOs, Federated combines all purchase orders made for each Fund for which it serves as advisor and places a single purchase order on such terms and at such time as Federated reasonably expects to maximize the Funds' participation in the IPOs. Prior to entering the order, Federated will prepare a record of which Funds will participate in the IPO and the amount of securities they have been authorized to purchase. Upon confirmation of the amount of securities received in the IPO, Federated allocates such securities among the participating Funds in proportion to their participation in the order and notifies the portfolio manager of each participating Fund of that preliminary allocation. The portfolio manager may request the purchase of additional securities up to a specified price, or sell some or all the securities allocated to the Fund for which the portfolio manager serves at or above a specified price. The portfolio manager may also withdraw from the IPO if the size of the Fund's participation in the order does not justify the administrative and transactional expense of accepting and selling the securities, but withdrawal will be permitted only to the extent that orders from Fund's wishing to purchase the IPO securities exceed request to sell such securities.

     With respect to transactions among multiple Funds authorized to purchase or sell the same equity securities on a securities exchange or in the "over-the-counter" market, Federated will combine all purchase orders and all sell orders and will attempt to sell or purchase sufficient equity securities to fill all outstanding orders. The allocation of equity securities purchased or sold is in proportion to each Fund's order. Federated will not change the allocation unless all participating portfolio managers or Federated's Chief Investment Officer authorizes another allocation before the trade tickets are transmitted to the Fund's custodian, and any such reallocation is reviewed by Federated's Director of Compliance. If Federated is attempting to fill an order for an equity security and a portfolio manager delivers a new order for the same security during the trading day, the new order will be added to the combined order if there has been no material change in the price of equity security from any trade previously executed that day. If there has been a material change (a change of 2 percent or more) the new order will be added to the unexecuted balance of original orders.

     With respect to transactions for Fund's with a common portfolio manager, the portfolio manager must balance the competing interests of the Funds when allocating securities. Typically, a portfolio manager will place orders for equity securities on behalf of Funds with the same investment objectives, strategies and policies in proportion to the market value of their portfolios. However, among Funds with different investment objectives, strategies or policies, a portfolio manager may give precedence to the Funds for which an equity security is best suited. Factors that a portfolio manager may consider when placing different proportion orders for equity securities on behalf Funds include (but are limited to), with respect to each Fund, current cash availability and anticipated cash flows, available alternative investments, current exposure to the issuer, industry or sector, whether the expected effect on strategy or performance would be minimal or whether a proportionate allocation would result in an economic order quantity.

The following describes the allocation process utilized by the Sub-Advisor for the Partners LargeCap Value Fund:

       If, in carrying out the investment objectives of the Fund, occasions arise when purchases or sales of the same equity securities are to be made for the Fund and any other accounts managed by the Sub-Advisor, the Sub-Advisor may submit the orders to purchase or, whenever possible, to sell, to a broker/dealer for execution on an aggregate or "bunched" basis (including orders for accounts in which Registrant, its affiliates and/or its personnel have beneficial interests). The Sub-Advisor may create several aggregate or "bunched" orders relating to a single security at different times during the same day. On such occasions, the Sub-Advisor shall compose, before entering an aggregated order, a written Allocation Statement as to how the order will be allocated among the various accounts. Securities purchased or proceeds of sales received on each trading day with respect to each such aggregate or "bunched" order shall be allocated to the Fund and other client accounts whose individual orders for purchase or sale make up the aggregate or "bunched" order by filling the Fund's or other client account's order in accordance with the Allocation Statement. If the order is partially filled, it shall be allocated pro rata based on the Allocation Statement. Securities purchased for the Fund and other client accounts participating in an aggregate or "bunched" order will be placed into the Fund and other client accounts at a price equal to the average of the prices achieved in the course of filling that aggregate or "bunched" order.

       The Sub-Advisor expects aggregation or "bunching" of orders, on average, to reduce slightly the cost of execution. The Sub-Advisor will not aggregate a client's order if, in a particular instance, it believes that aggregation will increase the client's cost of execution. In some cases, aggregation or "bunching" of orders may increase the price a client pays or receives for a security or reduce the amount of securities purchased or sold for a client account.

       The Sub-Advisor may enter aggregated orders for shares issued in an initial public offering (IPO). In determining whether to enter an order for an IPO for any client account, the Sub-Advisor considers the account's investment restrictions, risk profile, asset composition and cash level. Accordingly, it is unlikely that every client account will participate in every available IPO. Partially filled orders for IPOs will be allocated to participating accounts in accordance with the procedures set out above. Often, however, the amount of shares designated by an underwriter for the Sub-Advisor's clients are insufficient to provide a meaningful allocation to each participating account. In such cases, the Sub-Advisor will employ an allocation system it feels treats all participating accounts fairly and equitably over time.


If the purchase or sale of securities consistent with the investment objectives of the Partners SmallCap Growth Fund and one or more of the other client accounts for which Berger acts as investment sub-advisor or advisor is to be made at the same time, the securities are purchased or sold proportionately in accordance with the amount of such security to be purchased or sold at that time for each account or client.


HOW TO PURCHASE SHARES

Each Fund, except the Partners LargeCap Blend, Partners LargeCap Value, Partners SmallCap Growth and Tax-Exempt Bond Funds, offers investors four classes of shares which bear sales charges in different forms and amounts: Class A, Class B, Class C and Class R shares. The Partners LargeCap Blend, Partners LargeCap Value, Partners SmallCap Growth and Tax-Exempt Bond Funds each offer only Class A, Class B and Class C shares.

Purchases are generally made by completing an Account Application or a Principal Mutual Fund IRA Application and mailing it to Princor. Shares are issued at the offering price next computed after the application is received at Princor's main office and Princor receives the amount to be invested. Share certificates will be only issued to shareholders upon request. Certificates are not available for the Cash Management Fund.

Redemptions by shareholders investing by check will be effected only after payment has been collected on the check, which may take up to 8 business days or more. Investors considering redeeming or exchanging shares shortly after purchase should pay for those shares with a certified check, bank cashier's check or money order to avoid any delay in redemption, exchange or transfer.

Class A Shares. An investor who purchases less than $1 million of Class A shares (except Class A shares of the Cash Management Fund) pays a sales charge at the time of purchase. As a result, such shares are not subject to any charges when they are redeemed. An investor who purchases $1 million or more of Class A shares does not pay a sales charge at the time of purchase. However, a redemption of such shares occurring within 18 months from the date of purchase will be subject to a contingent deferred sales charge ("CDSC") at the rate of
 .75% (.25% for the LargeCap Stock Index and Limited Term Bond Funds) the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. Shares subject to the CDSC which are exchanged into another Principal Mutual Fund will continue to be subject to the CDSC until the original 18 month period expires. However no CDSC is payable with respect to redemption of Class A shares used to fund a Principal Mutual Fund 401(a) or Principal Mutual Fund 401(k) retirement plan, except redemptions resulting from the termination of the plan or transfer of plan assets. In addition, the CDSC will be waived in connection with 1) redemption of shares from retirement plans to satisfy minimum distribution rules under the Code or 2) shares redeemed through a systematic withdrawal plan that permits up to 10% of the value of a shareholder's Class A shares of a particular Fund on the last business day of December of each year to be withdrawn automatically in equal monthly installments throughout the year. Certain purchases of Class A shares qualify for reduced sales charges. Class A shares for each Fund, except the Cash Management Fund, currently bear a 12b-1 fee at the annual rate of up to 0.25% (0.15% for the LargeCap Stock Index and Limited Term Bond Funds) of the Fund's average net assets attributable to Class A shares. See "Distribution Plan."

Class B Shares. Class B shares are purchased without an initial sales charge, but are subject to a declining CDSC of up to 4% (1.25% for the LargeCap Stock Index and Limited Term Bond Funds) if redeemed within six years. Class B shares purchased under certain sponsored Principal Mutual Fund plans established after February 1, 1998, are subject to a CDSC of up to 3% if redeemed within five years of purchase. (See "Plans Other than Administered Employee Benefit Plans" ("AEBP") for discussion of sponsored Principal Mutual Fund plans.) See "Offering Price of Funds' Shares." Class B shares bear a higher 12b-1 fee than Class A shares, currently at the annual rate of up to 1.00% (.50% for the LargeCap Stock Index and Limited Term Bond Funds) of the Fund's average net assets attributable to Class B shares. See "Distribution Plan." Class B shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but (until conversion to Class A shares) have a higher expense ratio and pay lower dividends than Class A shares due to the higher 12b-1 fee. Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge), seven years after the purchase date. Class B shares acquired by exchange from Class B shares of another Principal Mutual Fund convert into Class A shares based on the time of the initial purchase. At the same time, a pro rata portion of all shares purchased through reinvestment of dividends and distributions convert into Class A shares, with that portion determined by the ratio that the shareholder's Class B shares converting into Class A shares bears to the shareholder's total Class B shares that were not acquired through dividends and distributions. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversions will not constitute taxable events for Federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class B shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class B shares would continue to be subject to higher expenses than Class A shares for an indefinite period.

Class C Shares. Class C shares are sold without the imposition of an initial sales charge; however, Class C shares redeemed within one year of purchase are subject to a CDSC of 1% (.5% for LargeCap Stock Index and Limited Term Bond Funds). The charge is assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC is imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions. Class C shares do not convert to any other class of Fund shares.

Class C shares bear a higher 12b-1 fee than other Class shares. Currently Class C share 12b-1 fees are set at the annual rate of up to 1.00% (.50% for the LargeCap Stock Index and Limited Term Bond Funds) of the Fund's average net assets. See "Distribution Plan." Class C shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but have a higher expense ratio and pay lower dividends than other Class shares due to the higher 12b-1 fee. Class C shares do not convert into other Class shares. Class C shares are subject to higher expenses than other Class shares for an indefinite period.

Which arrangement between Class A, Class B and Class C Shares is better for an investor? The decision as to which class of shares provides a more suitable investment for an investor depends on a number of factors, including the amount and intended length of the investment. Investors making investments that qualify for reduced sales charges might consider Class A shares. Investors who prefer not to pay an initial sales charge and who plan to hold their investment for more than seven years might consider Class B shares. Orders from individuals for Class B shares for $250,000 or more will be treated as orders for Class A shares unless the shareholder provides written acknowledgment that the order should be treated as an order for Class B shares. Sales personnel may receive different compensation depending on which class of shares are purchased. If you prefer not to pay an initial sales charge and you plan to hold your investment for greater than one but less than seven years, you may prefer Class C shares.

Class R Shares. Class R shares are purchased without an initial sales charge or a contingent deferred sales charge ("CDSC"). Class R shares bear a higher 12b-1 fee than Class A shares, currently at the annual rate of up to .75% (.65% for the LargeCap Stock Index Fund) of the Fund's average net assets attributable to Class R shares. See "Distribution and Shareholder Servicing Plans and Fees." Class R shares provide an investor the benefit of putting all of the investor's dollars to work from the time the investment is made, but (until conversion to Class A shares) have a higher expense ratio and pay lower dividends than Class A shares due to the higher 12b-1 fee. Class R shares automatically convert to Class A shares, based on relative net asset value (without a sales charge), 49 months after the purchase date. Class R shares acquired by exchange from Class R shares of another Principal Mutual Fund convert into Class A shares based on the time of the initial purchase. (See "How to Exchange Shares Among Principal Mutual Funds" in the Prospectus.) At the same time, a pro rata portion of all shares purchased through reinvestment of dividends and distributions convert into Class A shares, with that portion determined by the ratio that the shareholder's Class R shares converting into Class A shares bears to the shareholder's total Class R shares that were not acquired through dividends and distributions. The conversion of Class R shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service or an opinion of counsel that such conversions will not constitute taxable events for Federal tax purposes. There can be no assurance that such ruling or opinion will be available, and the conversion of Class R shares to Class A shares will not occur if such ruling or opinion is not available. In such event, Class R shares would continue to be subject to higher expenses that Class A shares for an indefinite period.

Purchasing Class R Shares. Class R shares are offered only to individuals (and his/her spouse, child, parent, grandchild and trusts primarily for their benefit) who: receive lump sum distributions from retirement plans serviced by Principal Life Insurance Company; or are participants in retirement and employer welfare benefit plans serviced by Principal Life Insurance Company; or own individual life or disability insurance policies issued by Principal Life
Insurance  Company;  or have  mortgages  which are  serviced by  Principal  Life
Insurance Company; or are customers of Principal Bank; or have existing Principal Mutual Fund Class R Share accounts. Generally, the initial amount to be invested in a Principal Mutual Fund IRA is directly transferred to Princor from the Administered Employee Benefit Plans ("AEBP"). However, in some cases the investor purchases shares by check. If investing by check, shares are issued at the offering price next computed after the completed application and check are received at Princor's main office. Orders from individuals for Class R shares that equal or exceed $500,000 are treated as orders for Class A shares, unless accompanied by a written acknowledgment that the order should be treated as an order for Class R shares. Class R shares are currently available through certain registered representatives of Princor Financial Services Corporation who are also employees of Principal Life Insurance Company.

OFFERING PRICE OF FUNDS' SHARES

The Funds offer their respective shares continuously through Princor, which is the principal underwriter for the Funds and sells shares as agent on behalf of the Funds. Princor may select other dealers through which shares of the Funds may be sold. Certain dealers may not sell all classes of shares.

Class A shares
Class A shares of the Cash Management Fund is sold to the public at net asset value; no sales charge applies to purchases of the Cash Management Fund. Class A shares of the Growth-Oriented and Income-Oriented Funds, except the LargeCap Stock Index and Limited Term Bond Funds, are sold to the public at the net asset value plus a sales charge which ranges from a high 4.75% to a low of 0% of the offering price (equivalent to a range of 4.99% to 0% of the net amount invested) according to the schedule below. Class A shares of the LargeCap Stock Index and Limited Term Bond Funds are sold to the public at the net asset value plus a sales charge which ranges from a high of 1.50% to a low of 0% of the offering price according to the schedule below. Selected dealers are allowed a concession as shown. At Princor's discretion, the entire sales charge may at times be reallowed to dealers. In some situations, depending on the services provided by the dealer, the concession may be less. Any dealer allowance on purchases not involving a sales charge is determined by Princor. Upon notice to all broker-dealers with whom it has a selling agreement, Princor may allow to broker-dealers electing to participate up to the full applicable sales charge, as shown in the table below, during periods and for transactions specified in such notice, and such reallowances may be based in whole or in part upon attainment of minimum sales levels. Certain commercial banks may make shares of the Funds available to their customers on an agency basis. Pursuant to the agreements between Princor and such banks all or a portion of the sales charge paid by a bank customer in connection with a purchase of Fund shares may be retained by or remitted to the bank.

                                                      Sales Charge for
                                                      All Funds Except                            Sales Charge for
                                                  LargeCap Stock Index and                    LargeCap Stock Index and
                                                   Limited Term Bond Funds                     Limited Term Bond Funds
                                                    Sales Charge as % of:                       Sales Charge as % of:
                                                 Offering           Amount                   Offering           Amount
     Amount of Purchase                            Price           Invested                    Price           Invested
Less than $50,000                                  4.75%            4.99%                     1.50%             1.52%
$50,000 but less than $100,000                     4.25             4.44                      1.25              1.27
$100,000 but less than $250,000                    3.75             3.90                      1.00              1.01
$250,000 but less than $500,000                    2.50             2.56                      0.75              0.76
$500,000 but less than $1,000,000                  1.50             1.52                      0.50              0.50
$1,000,000 or more                            No Sales Charge       0.00                  No Sales Charge       0.00


                                                                                               Payroll Deduction Plan
                                                     Dealer Allowance as                         Dealer Allowance as
                                                     % of Offering Price                         % of Offering Price
                                                 All Funds         LargeCap                  All Funds           LargeCap
                                              Except LargeCap     Stock Index             Except LargeCap       Stock Index
                                                Stock Index       and Limited               Stock Index         and Limited
                                                and Limited          Term                   and Limited            Term
     Amount of Purchase                       Term Bond Funds     Bond Funds               Term Bond Funds      Bond Funds
Less than $50,000                                 4.00%             1.25%                       3.00%             1.00%
$50,000 but less than $100,000                    3.75              1.00                        3.00              0.75
$100,000 but less than $250,000                   3.25              0.75                        3.00              0.50
$250,000 but less than $500,000                   2.00              0.50                        1.75              0.25
$500,000 but less than $1,000,000                 1.25              0.25                        1.00              0.25
$1,000,000 or more                                0.75              0.25                        0.75              0.25

Rights of Accumulation. The applicable sales charge is determined by adding the current net asset value of any Class A shares, Class B shares and Class C shares already owned by the investor to the amount of the new purchase. The corresponding percentage factor in the schedule is then applied to the entire amount of the new purchase. For example, if an investor currently owns Class A, Class B or Class C shares with a value of $5,000 and makes an additional investment of $45,000 in Class A shares of a Growth-Oriented Fund (the total of which equals $50,000), the charge applicable to the $45,000 investment would be 4.25% of the offering price. If the investor purchases shares of more than one Principal Mutual Fund at the same time, those purchases are aggregated and added to the net asset value of the shares of Principal Mutual Funds already owned by the investor to determine the sales charge for the new purchase. Class A shares of the Cash Management Fund are not counted in determining either the amount of a new purchase or the current net asset value of shares already owned, unless the shares of the Cash Management Fund were acquired in exchange for shares of other Principal Mutual Funds. If the investor purchases shares from a broker/dealer other than Princor, the dealer should be advised of any shares already owned.

Investments made by an individual, or by an individual's spouse and children purchasing shares for their own account or by a trust primarily for the benefit of such persons, or by a trustee or other fiduciary purchasing for a single trust estate or single fiduciary account (including a pension, profit-sharing, or other employee-benefit trust created pursuant to a plan qualified under
Section 401 of the Internal Revenue Code) will be treated as investments made by a single investor in calculating the sales charge. In addition, investments made through an employer by or on behalf of an employee (including independent contractors) by means of payroll deductions or otherwise, are also considered investments by a single investor in calculating the sales charge. Other groups (as allowed by rules of the Securities and Exchange Commission) may be considered for a reduced sales charge. An investor whose new account qualifies for a reduced charge on the basis of other accounts owned by the individual, spouse or children, should be certain to identify those accounts at the time of the new application.

Statement of Intention (SOI). Another method is available by which a purchaser may qualify for a reduced sales charge on the purchase of Class A shares of the Funds. A purchaser may execute an SOI indicating the total amount (excluding reinvested dividends and capital gains distributions) intended to be invested (including all investments for the account of the spouse and children or trusts for the benefit of such persons) in Class A shares (except Class A shares of the Cash Management Fund), Class B shares and Class C shares of the Funds within a thirteen-month period (two-year period if the intended investment is made by a trustee of a Section 401(a) plan or is equal to or greater than $1 million). The SOI may be submitted by a shareholder other than a trustee of a Principal Mutual Fund 401(a) plan, within 90 days after the date of the first purchase to be included within the SOI period. A trustee of a Principal Mutual Fund 401(a) plan must submit the SOI at the time the first plan purchase is made; the SOI may not be submitted after the initial plan purchase and the 90 day backdating is not available. The SOI period begins on the date of the first purchase included for purposes of satisfying the statement. When an existing shareholder submits an SOI, the net asset value of all Class A shares (except Class A shares of the Cash Management Fund), Class B shares and Class C shares in that shareholder's account or accounts combined for rights of accumulation purposes, is added to the amount that has been indicated will be invested during the applicable period, and the sales charge applicable to all purchases of Class A shares made under the SOI is the sales charge which applies to a single purchase of this total amount.

An SOI may be entered into for any amount provided such amount, when added to the net asset value of any shares already held, equals or is in excess of the amount needed to qualify for a reduced sales charge. In the event a shareholder invests an amount in excess of the indicated amount, such excess is allowed any further reduced sales charge for which it qualifies.

The SOI provides for a price adjustment if the amount actually invested is less than the amount specified therein. Sufficient Class A shares belonging to the shareholder, other than a shareholder that is 401(a) qualified plan trustee, are held in escrow in the shareholder's account by Princor to make up any difference in sales charges based on the amount actually purchased. If the intended investment is completed within the thirteen-month period (or two-year period), such shares are released to the shareholder. If the total intended investment is not completed within that period shares are, to the extent necessary, redeemed and the proceeds used to pay the additional sales charge due. A shareholder that is 401(a) qualified plan trustee is billed by Princor Financial Services Corporation for any additional sales charge due at the end of the two-year period. In any event, the sales charge applicable to these purchases is no more than the applicable sales charge had the shareholder made all of such purchases at one time. The SOI does not constitute an obligation on the shareholder to purchase, nor the Funds to sell, the amount indicated.


Purchases at Net Asset Value.
A Fund's Class A shares may be purchased without a sales charge:
o by its Directors, Principal Life and its subsidiaries and affiliates, and their employees, officers, directors (active or retired), brokers or agents. This also includes their immediate family members and trusts for the benefit of these individuals;
o    by the Principal Employees' Credit Union;
o by non-ERISA clients of Invista, Principal Capital Management LLC, and Principal Capital Income Investors LLC;
o by any employee or Registered Representative (and their employees) of an authorized broker-dealer;
o through a "wrap account" offered by Princor or through broker-dealers, investment advisors and other financial institutions that have entered into an agreement with Princor which includes a requirement that such shares be sold for the benefit of clients participating in a "wrap account" or similar program under which clients pay a fee to the broker-dealer, investment advisor or financial institution;
o by unit investment trusts sponsored by Principal Life and/or its subsidiaries or affiliates;
o    by certain employee welfare benefit plan customers of Principal
     Life  with  Plan  Deposit  Accounts;
o by using cash payments received from Principal Bank under its awards program;
o to the extent the purchase proceeds represent a distribution from a terminating 401(a) plan if the employer or plan trustee has entered into a written agreement with Princor permitting the group solicitation of active employees/participants. Such purchases are subject to the CDSC which applies to purchases of $1 million or more as described above; and
o to fund nonqualified plans administered by Principal Life pursuant to a written service agreement.


Class A shares may also be purchased without a sales charge if your Registered Representative has recently become affiliated with a broker-dealer authorized to sell shares of the Principal Mutual Funds. The following conditions must be met:
o your purchase of Class A shares must take place within the first 180 days of your Registered Representative's affiliation with the authorized broker-dealer;
o your investment must represent the sales proceeds from other mutual fund shares (you must have paid a front-end sales charge or a CDSC) and the sale must occur within the 180 day period; and
o you must indicate on your Principal Mutual Fund application that you are eligible for waiver of the front-end sales charge.
o    you must send us either:
     o  the check for the sales proceeds (endorsed to Principal Mutual Funds) or
     o a copy of the confirmation statement from the other mutual fund showing the sale transaction. If you place your order to buy Principal Mutual Fund shares on the telephone, you must send us a copy of the confirmation within 21 days of placing the order. If we do not receive the confirmation within 21 days, we will sell enough of your Class A shares to pay the sales charge that otherwise would have been charged.

Each of the Funds, except Principal Tax-Exempt Bond Fund, have obtained an exemptive order from the Securities and Exchange Commission ("SEC") to permit each Fund to offer its shares at net asset value to participants of certain annuity contracts issued by Principal Life Insurance Company. In addition, each of these Funds are available at net asset value to the extent the investment represents the proceeds from a total surrender of certain unregistered annuity contracts issued by Principal Life Insurance Company and for which Principal Life Insurance Company waives any applicable contingent deferred sales charges or other contract surrender charges.


During the period beginning December 1, 2001 and ending January 31, 2002, investors may purchase Class A shares of the Funds at net asset value to the extent that this investment represents the proceeds of a redemption, within the preceding 60 days, of shares (the purchase price of which shares included a front-end sales charge on the redemption of which was subject to a contingent deferred sales charge) of 1another investment company. This provision does not apply to purchase of Class A shares used to fund a defined contribution plan. When making a purchase at net asset value pursuant to this provision, the investor must indicate on the account application that the purchase qualifies for a net asset value purchase and must forward to Princor either (i) the redemption check representing the proceeds of the shares redeemed, endorsed to the order of Princor Financial Services Corporation, or (ii) a copy of the confirmation from the other investment company showing the redemption transactions. In the case of a wire purchase pursuant to this provision, a copy of the confirmation from the other investment company showing the redemption must be forwarded to and received by Princor within 21 days following the date of purchase. If the confirmation is not provided within the 21-day period, a sufficient number of shares will be redeemed from the shareholder's account to pay the otherwise applicable sales charge.



Purchases at a Reduced Sales Charge. A reduced sales charge is available for purchases of Class A shares by employer sponsored retirement plans (SIMPLE IRA, SEPs, SAR-SEPs, non-qualified deferred compensation plans and Payroll Deduction Plans) if the employer is a member of the Pennsylvania Chamber of Commerce. Such purchases may be made according to the sales charge schedule below.


A reduced sales charge is also available for purchases of Class A shares of the Funds, except the LargeCap Stock Index and Limited Term Bond Funds, to the extent that the investment represents the death benefit proceeds of one or more life insurance policies or annuity contracts (other than an annuity contract issued to fund an employer-sponsored retirement plan that is not an SEP, salary deferral 403(b) plan or HR-10 plan) of which the shareholder is a beneficiary if one or more of such policies or contracts is issued by Principal Life Insurance Company, or any directly or indirectly owned subsidiary of Principal Life Insurance Company, and such investment is made in any Principal Mutual Fund within one year after the date of death of the insured. (Shareholders should seek advice from their tax advisors regarding the tax consequences of distributions from annuity contracts.) Such shares may be purchased at net asset value plus a sales charge which ranges from a high of 2.50% to a low of 0% of the offering price (equivalent to a range of 2.56% to 0% of the net amount invested) according to the schedule below:

                                                              Sales Charge as a % of:

                                                                                                Net Dealer Allowance as %
                                                            Offering             Amount              of Offering
                      Amount of Purchase                      Price             Invested               Price
                Less than $500,000                            2.50%              2.56%                  2.10%
                $500,000 but less than $1,000,000             1.50               1.52                   1.25
                $1,000,000 or more                        No Sales Charge        0.00                   0.75

Sales Charges for Employer-Sponsored Plans

Administered Employee Benefit Plans. Class A shares of the Growth-Oriented Funds (except LargeCap Stock Index Fund) and Income-Oriented Funds (except Limited Term Bond Fund and, in certain circumstances, Tax-Exempt Bond Fund which is not available for certain retirement plans) are sold at net asset value to stock bonus, pension or profit sharing plans that meet the requirements for qualification under Section 401 of the Internal Revenue Code of 1986, as amended, certain Section 403(b) Plans, Section 457 Plans and other Non-qualified Plans administered by Principal Life Insurance Company pursuant to a written service agreement ("Administered Employee Benefit Plans"). The service agreement between Principal Life Insurance Company and the employer relating to the administration of the plan includes a charge payable by the employer for any commissions which Princor is authorized to pay in connection with such sales. Principal Life Insurance Company in turn pays the amount of these charges to Princor. The commission payable by Princor in connection with any such sale may be determined in accordance with one of the following schedules:

                Schedule 1
                                                    Amount Payable by Employer
Amount of Plan Contributions* in Each Year          as a Percent of Plan
                                                       Contributions


            The first $5,000                              4.50%
            The next $5,000                               3.00
            The next $5,000                               1.70
            The next $35,000                              1.40
            The next $50,000                              0.90
            The next $400,000                             0.60
            Excess over $500,000                          0.25


                  Schedule 2
            The first $50,000                             3.00%
            The next $50,000                              2.00
            The next $400,000                             1.00
            The next $2,500,000                           0.50
            Excess over $3,000,000                        0.25

     * Plan contributions directed to an annuity contract issued by Principal Life Insurance Company to fund the plan are combined with contributions directed to the Funds to determine the applicable commission charge.

Generally, the commission level described in Schedule 2 apply for salary deferral Plans and the commission level described in Schedule 1 apply to other plans. No commission will be payable by the employer if shares of the Funds used to fund an Administered Employee Benefit Plan are purchased through a registered representative of Princor Financial Services Corporation who is also a Group Insurance Representative employee of Principal Life Insurance Company.

Plans Other Than Administered Employee Benefit Plans. Shares of the Funds are offered to fund certain sponsored Princor plans. These plans can be divided into three categories: Retirement plans meeting the requirements of Section 401 of the Internal Revenue Code (e.g. 401(k) Plans, Profit Sharing Plans and Money Purchase Pension Plans); Group Solicited Plan Terminations; and other employer-sponsored retirement plans (SIMPLE IRA Plans, Simplified Employee Pension Plans, Salary Reduction Simplified Employee Pension Plans, Non-Qualified Deferred Compensation Plans, Payroll Deduction Plans ("PDP") and certain Association Plan.

     Princor 401 Plans
     When establishing a Princor Section 401 Plan, the employer chooses whether to fund the plan with either Class A shares, Class B shares or Class C shares. If Class A shares are used to fund the plan, all plan investments are treated as made by a single investor to determine whether a reduced sales charge is available. The regular sales charge table for Class A shares applies to purchases $250,000 or more. If Class B shares are used to fund the plan, contributions into the plan after the plan assets amount to $250,000 or more, are used to purchase Class A shares unless the plan trustee directs otherwise. Plan assets are not combined with investments made outside of the plan to determine the sales charge applicable to such investments. Investments made by plan participants outside of the plan are not included with plan assets to determine the sales charge applicable to the plan.

     Group Solicited Plan Terminations
     Occasionally, an employer terminates a Section 401 Plan. If the employer or plan trustee enters into a written agreement with Princor permitting the group solicitation of the employees/plan participants, the proceeds of distributions from such plans are eligible to purchase shares of the funds at net asset value. A redemption of such shares within 18 months after purchase are subject to a contingent deferred sales charge ("CDSC") at the rate of .75% (.25% for the LargeCap Stock Index and Limited Term Bond Funds) of the lesser of the value of the shares redeemed (exclusive of reinvested dividends and capital gain distributions) or the total cost of such shares. The CDSC is waived in connection with (1) redemption of shares to satisfy IRS minimum distribution rules or (2) shares redeemed through a systematic withdrawal plan that permits up to 10% of the value of the shareholder's Class A shares of a Fund on the last business day of December each year to be withdrawn automatically in equal monthly installments throughout the year.

     Other Employer Sponsored Princor Plans
     When establishing an employer-sponsored Princor plan, the employer chooses whether to fund the plan with either Class A shares, Class B shares or Class C shares. If Class A shares are used to fund the plan, all plan investments are treated as made by a single investor to determine whether a reduced sales charge is available. The regular sales charge table for Class A shares applies to purchases of $250,000 or more. If Class B shares are used to fund the plan and a plan participant has $250,000 or more invested in Class B shares, Class A shares are purchased with plan contributions attributable to the plan participant, unless the plan participant elects otherwise. Plan assets are not combined with investments made outside of the plan to determine the sales charge applicable to such investments. Investments made by plan participants outside of the plan are not included with plan assets to determine the sales charge applicable to the plan.

Shares of the funds are also available to participants of Princor 403(b) plans at the same sales charge levels available to other employer-sponsored Princor plans described above. However, contributions by plan participants are not combined to determine sales charges.

The Funds reserve the right to discontinue offering shares at net asset value and/or at a reduced sales charge at any time for new accounts and upon 60-days notice to shareholders of existing accounts. Other types of sponsored plans may be added in the future.

Class B shares
Class B shares are sold without an initial sales charge, although a CDSC is imposed if you redeem shares within six years of purchase. Class B shares purchased under certain sponsored Princor plans established after February 1, 1998, are subject to a CDSC of up to 3% if redeemed within five years of purchase. (See "Plans Other than Administered Employee Benefit Plans" above for discussion of sponsored Princor plans.) The following types of shares may be redeemed without charge at any time: (i) shares acquired by reinvestment of distributions and (ii) shares otherwise exempt from the CDSC, as described below. Subject to the foregoing exclusions, the amount of the charge is determined as a percentage of the lesser of the current market value or the cost of the shares being redeemed. Therefore, when a share is redeemed, any increase in its value above the initial purchase price is not subject to any CDSC. The amount of the CDSC will depend on the number of years since you invested and the dollar amount being redeemed, according to the following table:

                      Contingent Deferred Sales Charge as a
                  Percentage of Dollar Amount Subject to Charge


                                                                                           For Certain Sponsored Plans
                                                                                             Commenced After 2/1/98

                                           All Funds                                      All Funds
                                       Except LargeCap          LargeCap Stock         Except LargeCap        LargeCap Stock
                                       Stock Index and             Index and          Stock Index and            Index and
      Years Since Purchase               Limited Term            Limited Term           Limited Term           Limited Term
       Payments Made                     Bond Funds                Bond Funds             Bond Funds             Bond Funds

  2 years or less                            4.00%                  1.25%                   3.00%                  .75%
  more than 2 years, up to 4 years           3.00                   0.75                    2.00                   .50
  more than 4 years, up to 5 years           2.00                   0.50                    1.00                   .25
  more than 5 years, up to 6 years           1.00                   0.25                    None                    None
  more than 6 years                          None                   None                    None                    None

In determining whether a CDSC is payable on any redemption, the Fund first redeems shares not subject to any charge, and then shares held longest during the six (five) year period. For information on how sales charges are calculated if shares are exchanged, see "How To Exchange Shares Among Principal Mutual Funds" in the Prospectus.

The CDSC is waived on redemptions of Class B shares in connection with the following types of transactions: a. Shares redeemed due to a shareholder's death; b. Shares redeemed due to the shareholder's disability, as defined in the Internal Revenue Code of 1986 (the "Code"), as amended; c. Shares redeemed from retirement plans to satisfy minimum distribution rules or to satisfy substantially equal periodic payment calculation rules under the Code;
d.   Shares redeemed to pay surrender charges;
e.   Shares redeemed to pay retirement plan fees;
f. Shares redeemed involuntarily from small balance accounts (values of less than $300);
g. Shares redeemed through a systematic withdrawal plan that permits up to 10% of the value of a shareholder's Class B shares of a particular Fund on the last business day of December of each year to be withdrawn automatically in equal monthly installments throughout the year;
h. Shares redeemed from a retirement plan to assure the plan complies with Sections 401(k), 401(m), 408(k) and 415 of the Code; or i. Shares redeemed from retirement plans qualified under Section 401(a) of the Code due to the plan participant's death, disability, retirement or separation from service after attaining age 55.

Selected dealers may be paid a concession as shown:          % of Offering Price

All purchases other than through Payroll
Deduction Plans (PDP)
  All Funds except Cash Management, LargeCap Stock
     Index and Limited Term Bond                                 4.00%
  LargeCap Stock Index and Limited Term Bond                     1.25%
PDP
  All Funds except Cash Management, LargeCap Stock
     Index and Limited Term Bond                                 3.00%
  LargeCap Stock Index and Limited Term Bond                     0.75%


Class C Shares
Class C shares are sold without a sales charge; however, Class C shares redeemed within one year of purchase are subject to a CDSC of 1% (.5% for LargeCap Stock Index and Limited Term Bond Funds). The charge is assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. The amount of the CDSC, if any, is calculated as a percentage of the amount being redeemed according to the following table.

                      Contingent Deferred Sales Charge as a
                  Percentage of Dollar Amount Subject to Charge


                                                                                            For Certain Sponsored Plans
                                                                                              Commenced After 2/1/98

                                                 All Funds                                  All Funds
                                              Except LargeCap       LargeCap Stock       Except LargeCap      LargeCap Stock
                                              Stock Index and          Index and         Stock Index and         Index and
              Years Since Purchase             Limited Term          Limited Term         Limited Term         Limited Term
               Payments Made                    Bond Funds            Bond Funds            Bond Funds           Bond Funds

         1 year or less                            1.00%                0.50%                 1.00%               0.50%
         more than 1 year                          None                 None                  None                None


For the purpose of determining the holding period of Class C shares, all payments during a month are aggregated and considered to have be made on the first day of that month. In processing redemptions of Class C shares, the Fund first redeems shares not subject to any CDSC, and then shares held for the shortest period of time during the one-year period. As a result, you pay the lowest possible CDSC.

The CDSC on Class C shares may be waived or reduced as follows:
o for automatic redemptions (Periodic Withdrawal Plans) (limited to 10% of the value of the account);
o if the redemption results from the death or a total and permanent disability (as defined in Section 72 of the Internal Revenue Code) occurring after the purchase of the shares being redeemed of a shareholder or participant in an employer-sponsored retirement plan;
o if the distribution is part of a series of substantially equal payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary; or
o if the distribution is to a participant in an employer-sponsored retirement plan and is
     o a return of excess employee  deferrals or contributions,
     o a qualifying  hardship  distribution  as  defined  by  the  Code,
     o from  a termination  of  employment,
     o in the form of a loan to a participant in a plan which permits loans, or
     o from qualified defined contribution plan and represents a participant's directed transfer (provided that this privilege has been pre-authorized through a prior agreement with PFD regarding participant directed transfers).

The CDSC may be waived or reduced for either non-retirement or retirement plan accounts if the redemption is made pursuant to the Fund's right to liquidate or involuntarily redeem shares in a shareholder's account. The CDSC is not applicable if the selling broker-dealer elects, with Princor's approval, to waive receipt of the commission normally paid at the time of the sale.

Class C shares of the Cash Management Fund may be purchased only by exchange from other Class C share accounts. Class C shares do not convert into any other Class shares. Class C shares provide you the benefit of putting all your dollars to work from the time of investment, but have higher ongoing fees and lower dividends than Class A shares.

Selected dealers may be paid a concession as shown:          % of Offering Price

All purchases other than through Payroll
Deduction Plans (PDP)
    All Funds except Cash Management, LargeCap Stock
     Index and Limited Term Bond                                 1.00%
    LargeCap Stock Index and Limited Term Bond                   0.50%
PDP
    All Funds except Cash Management, LargeCap Stock
     Index and Limited Term Bond                                 1.00%
    LargeCap Stock Index and Limited Term Bond                   0.50%


In addition to the amounts paid to dealers as a dealer concession, Princor may, from time to time, at its expense or as an expense for which it may be compensated under a distribution plan, if applicable, pay a bonus or other consideration or incentive to dealers who sell a minimum dollar amount of the shares of the Funds during a specific period of time. In some instances, these incentives may be offered only to certain dealers who have sold or may sell significant amounts of shares. The total amount of such additional bonus payments or other consideration shall not exceed 0.25% of the public offering price of the shares sold. Any such bonus or incentive program will not change the price paid by investors for the purchase of the Funds' shares or the amount that any particular Fund receives as the proceeds from such sales. Dealers may not use sales of the Funds' shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state.


As principal underwriter, Princor received underwriting fees from the sale of shares for the periods indicated as follows:

                                                                                Underwriting Fees for
                                                                           Fiscal Years Ended October 31,

                   Fund                                       2000                      1999                      1998

Balanced Fund                                            $     430,503(1)           $   689,518(1)             $  716,315(1)
Blue Chip Fund                                               1,243,607                1,419,225                 1,230,098
Bond Fund                                                      431,471                  800,916                   887,870
Capital Value Fund                                             964,418                1,647,688                 1,769,043
Cash Management Fund                                            87,483                   76,773                    19,171
European Equity Fund                                            18,180(1)
Government Securities Income Fund                              515,941                  940,825                   846,821
Growth Fund                                                  2,040,857                2,515,833                 2,079,726
High Yield Fund                                                110,573                  200,747                   335,156
International Emerging Markets Fund                            176,146                  111,950                   114,325
International Fund                                             868,650                1,032,623                 1,369,016
International SmallCap Fund                                    393,372                  156,120                   197,039
LargeCap Stock Index Fund                                       32,699(2)
Limited Term Bond Fund                                          52,675                   89,515                    77,191
MidCap Fund                                                  1,320,865                1,677,041                 2,447,638
Pacific Basin Fund                                              14,114(1)
Partners Equity Growth Fund                                    682,689
Partners LargeCap Growth Fund                                  100,612(2)
Partners MidCap Growth Fund                                    173,754(2)
Real Estate Fund                                                53,623                   50,841                    53,280(3)
SmallCap Fund                                                  600,880                  453,831                   398,391(3)
Tax-Exempt Bond Fund                                           268,376                  576,841                   667,756
Utilities Fund                                                 359,990                  513,501                   339,353

(1) Period from April 26, 2000 (date operations commenced) through October 31, 2000.
(2) Period from February 24, 2000 (date operations commenced) through October 31, 2000.
(3) Period from December 11, 1997 (date operations commenced) through October 31, 1998.


DISTRIBUTION PLAN

Rule 12b-1 of the Investment Company Act of 1940 (the "Act"), as amended, permits a mutual fund to finance distribution activities and bear expenses associated with the distribution of its shares provided that any payments made by the Fund are made pursuant to a written plan adopted in accordance with the Rule. A majority of the Board of Directors of each Fund, including a majority of the Directors who have no direct or indirect financial interest in the operation of the Plan or any agreements related to the Plan and who are not "interested persons" as defined in the Act, adopted the Distribution Plans as described below. No such Plan was adopted for Class A shares of the Cash Management Fund. Shareholders of each class of shares of each Fund approved the adoption of the Plan for their respective class of shares.

Class A Distribution Plan. Each of the Funds, except the Cash Management Fund, has adopted a distribution plan for the Class A shares. The Class A Plan provides that the Fund makes payments from its assets to Princor pursuant to this Plan to compensate Princor and other selling Dealers for providing shareholder services to existing Fund shareholders and rendering assistance in the distribution and promotion of the Fund Class A shares to the public. The Fund pays Princor a fee after the end of each month at an annual rate no greater than 0.25% (.15% for the LargeCap Stock Index and Limited Term Bond Funds) of the daily net asset value of the Fund. Princor retains such amounts as are appropriate to compensate for actual expenses incurred in distributing and promoting the sale of the Fund shares to the public but may remit on a continuous basis up to .25% (.15% for the LargeCap Stock Index and Limited Term Bond Funds) to Registered Representatives and other selected Dealers (including for this purpose, certain financial institutions) as a trail fee in recognition of their services and assistance.

Class B Distribution Plan. Each Class B Plan provides for payments by the Fund to Princor at the annual rate of up to 1.00% (.50% for the LargeCap Stock Index and Limited Term Bond Funds) of the Fund's average net asset attributable to Class B shares. Princor also receives the proceeds of any CDSC imposed on redemptions of such shares.

Although Class B shares are sold without an initial sales charge, Princor pays a sales commission equal to 4.00% (3.00% for certain sponsored plans or 1.25% for the LargeCap Stock Index and Limited Term Bond Funds) of the amount invested to dealers who sell such shares. These commissions are not paid on exchanges from other Principal Mutual Funds. In addition, Princor may remit on a continuous basis up to .25% (.15% for the LargeCap Stock Index and Limited Term Bond Funds) to the Registered Representatives and other selected Dealers (including for this purpose, certain financial institutions) as a trail fee in recognition of their services and assistance.

Class C Distribution Plan. Each Class C Plan provides for payments by the Fund to Princor at the annual rate of up to 1.00% (.50% for the LargeCap Stock Index and Limited Term Bond Funds) of the Fund's average net asset attributable to Class C shares. Princor also receives the proceeds of any CDSC imposed on redemptions of such shares.

Class C shares are sold without an initial sales charge. Princor may remit on a continuous basis up to 1.00% (.50% for the LargeCap Stock Index and Limited Term Bond Funds) to the Registered Representatives and other selected Dealers (including for this purpose, certain financial institutions) as a trail fee in recognition of their services and assistance.

Class R Distribution Plan. Each of the Funds, except the Partners LargeCap Blend, Partners LargeCap Value, Partners SmallCap Growth and Tax-Exempt Bond Funds, has adopted a distribution plan for the Class R shares. Each Class R Plan (except the LargeCap Stock Index Fund) provides for payments by the Fund to Princor at the annual rate of up to .75% of the Fund's average net assets attributable to Class R shares. The Class R Plan for the LargeCap Stock Index Fund provides for payments from the Fund to Princor at the annual rate of up to
 .65% of the Fund's average net assets attributable to Class R shares

Although Class R shares are sold without an initial sales charge, Princor incurs certain distribution expenses. In addition, Princor may remit on a continuous basis up to .25% to Registered Representatives and other selected Dealers (including, for this purpose, certain financial institutions) as a trail fee in recognition of their ongoing services and assistance.

General Information Regarding Distribution Plans. A representative of Princor provides to each Fund's Board of Directors, and the Board reviews, at least quarterly, a written report of the amounts expended pursuant to the Plans and the purposes for which such expenditures were made.

If expenses under a Class A, Class B or Class R Plan exceed the compensation limit for Princor described in the Plan in any one fiscal year, the Fund does not carry over such expenses to the next fiscal year. The Funds have no legal obligation to pay any amount pursuant to these Plans that exceeds the compensation limit. The Funds do not pay, directly or indirectly, interest, carrying charges, or other financing costs in connection with these Plans. If the aggregate payments received by Princor under these Plans in any fiscal year exceed the expenditures made by Princor in that year pursuant to the Plan, Princor promptly reimburses the Fund for the amount of the excess.

The Funds pay Princor the compensation described in the Class C Plan. The amount of the payment and the distribution expenses are reviewed annually by the Board of Directors of each Fund.

The amount received from each Fund and retained by Princor during the year ended October 31, 2000 and the manner in which such amounts were spent pursuant to the Class A Distribution Plan for the last fiscal period of each of the Funds were as follows:

                                                                                Expenditures

                                              Prospectus and                               Registered
                                                Shareholder                   Salaries   Representative
                                   Amount         Report          Sales           &           Sales        Service        Total
              Fund                Retained       Printing       Brochures     Overhead      Materials       Fees      Expenditures


Balanced                         $  250,814     $12,883         $ 12,376      $ 147,902      $9,057       $152,374     $ 334,592
Blue Chip                           443,902      28,831           24,871        254,649      20,057         276,612      605,020
Bond                                335,580      12,996           13,653        140,862       9,692         219,038      396,240
Capital Value                       768,072      20,748           19,221        201,717      14,283         512,103      768,072
European Equity                       2,310       5,118            6,844         45,596       5,297             408       63,263
Government Securities Income        517,981      12,792           13,029        133,128       9,333         349,699      517,981
Growth                            1,232,276      38,000           33,882        330,301      27,291         802,802    1,232,276
High Yield                           65,933      10,321           11,461        109,163       7,932          38,629      177,506
International                       664,345      21,277           18,899        193,075      15,304         415,790      664,345
International Emerging Markets       51,445      16,170           15,060        147,610      12,051          27,200      218,090
International SmallCap               96,606      20,926           18,367        177,305      16,007          58,030      290,635
LargeCap Stock Index                  6,083       5,583            6,970         58,172       4,205           3,526       78,456
Limited Term Bond                    37,549       9,746           10,641        111,676       7,341          20,996      160,400
MidCap                              818,189      22,734           20,839        211,645      16,689         546,282      818,189
Pacific Basin                         2,065       5,625            7,619         43,753       5,846             238       63,082
Partners Equity Growth               82,116      61,561           24,789        194,792      19,020          52,544      352,707
Partners LargeCap Growth              7,181       8,067            9,161         61,068       6,798           3,615       88,708
Partners MidCap Growth               10,050       8,394            9,415         63,246       7,312           5,355       93,723
Real Estate                          19,010       9,557            9,340        109,028       6,843           6,135      140,903
SmallCap                            153,728      24,602           21,009        216,082      18,387          98,201      378,281
Tax-Exempt Bond                     432,757      13,615           15,261        128,750      10,616         285,451      453,693
Utilities                           241,082      14,806           13,832        145,405      10,534         161,145      345,722

The amount received from each Fund and retained by Princor during the period ended October 31, 2000 and the manner in which such amounts were spent pursuant to the Class B Distribution Plan for the last fiscal period of each of the Funds were as follows:


                                                                             Expenditures

                                             Prospectus and                         Registered
                                               Shareholder              Salaries  Representative
                                   Amount        Report        Sales       &           Sales     Service                   Total
                 Fund             Retained      Printing     Brochures Overhead      Materials    Fees     Commissions Expenditures

Balanced                       $ 197,271       $  6,258      $ 6,286  $  69,998     $  4,314     $35,925    $  81,812  $  168,668
Blue Chip                        511,215         15,208       13,632    133,696       10,364      93,609      261,466     434,366
Bond                             210,993          6,701        6,931     67,270        4,506      40,499       85,085     170,494
Capital Value                    343,141          9,673        9,190     91,467        6,425      70,630      155,756     272,511
Cash Management                   26,386          2,198        2,122     17,389        1,469      10,017            0      23,179
European Equity                    4,918          2,159        3,050     13,378        1,524          70       14,832      34,943
Government Securities Income     231,687          6,103        6,743     64,622        4,313      48,269      101,637     183,418
Growth                           845,178         18,663       16,729    158,755       12,978     180,722      457,330     664,455
High Yield                        61,066          4,939        5,757     50,272        3,748      11,630       46,160     110,875
International                    393,602         10,046        9,112     88,700        7,022      94,758      183,965     298,845
International Emerging Markets    61,454          5,706        5,649     51,531        4,186       7,171       36,608     103,680
International SmallCap           142,707          8,781        8,028     73,874        6,670      22,648      118,676     216,028
LargeCap Stock Index               5,615          2,106        4,088     27,471        1,854         694       17,345      52,864
Limited Term Bond                 13,263          4,372        5,128     48,463        3,195       3,005       13,550      74,708
MidCap                           477,425         10,101        9,350     90,730        7,129     132,053      228,062     345,372
Pacific Basin                      5,204          2,583        3,492     15,210        1,957         103       11,163      34,405
Partners Equity Growth           113,533         25,391       11,266     81,079        7,676      18,983      309,255     434,667
Partners LargeCap Growth           9,968          3,020        4,763     27,047        2,762       1,014       69,691     107,282
Partners MidCap Growth            13,241          3,231        4,977     28,970        3,185       1,479       97,119     137,482
Real Estate                       30,236          4,497        4,680     49,122        3,133       1,733       10,413      71,845
SmallCap                         187,323         10,231        9,140     89,704        7,546      30,198      188,511     305,132
Tax-Exempt Bond                   73,845          2,690        3,233     24,958        1,884      19,750       21,331      54,096
Utilities                        168,582          8,013        7,832     77,495        5,546      33,173       76,744     175,630

The amount received from each Fund and retained by Princor during the period ended October 31, 2000 and the manner in which such amounts were spent pursuant to the Class C Distribution Plan for the last fiscal period of each of the Funds were as follows:

                                                                             Expenditures

                                             Prospectus and                         Registered
                                               Shareholder              Salaries  Representative
                                   Amount        Report        Sales       &           Sales     Service                   Total
                 Fund             Retained      Printing     Brochures Overhead      Materials    Fees     Commissions Expenditures

Balanced                         $ 4,340         $  501     $  1,052    $ 4,158      $   675     $   107    $     329     $ 6,715
Blue Chip                         10,263            889        1,345      6,561          983         182        1,169      10,948
Bond                               5,897            446        1,066      3,474          645         192          472       6,103
Capital Value                      5,345            629        1,153      4,730          784          77          592       7,888
Cash Management                    2,682            191          789        724          440         528            0       2,144
European Equity                    6,143          1,549        2,492      6,195          838           0           86      11,160
Government Securities Income       8,005            571        1,196      4,552          748         166          684       7,750
Growth                            17,505          1,117        1,518      8,026        1,167         350        1,746      13,573
High Yield                         2,544            345        1,000      2,403          576          77           92       4,416
International                      8,230            617        1,142      4,369          787         108        1,107       8,022
International Emerging Markets     2,327            508        1,078      3,525          698          10          199       6,008
International SmallCap             5,929            687        1,210      4,766          835          44          423       7,921
LargeCap Stock Index               4,019            399        2,488     10,546          588           0          251      14,271
Limited Term Bond                  2,208            623        1,301      5,766          800         136          172       8,662
MidCap                             4,941            578        1,108      4,066          751         172          670       7,173
Pacific Basin                      6,222          1,559        2,661      6,126          942           0           36      11,324
Partners Equity Growth            18,955          2,256        1,929      9,266        1,107          17        1,438      15,995
Partners LargeCap Growth           6,650            511        2,465      9,672          767           0          186      13,600
Partners MidCap Growth             7,261            463        2,470     10,188          966           5          651      14,738
Real Estate                        1,132            313          915      2,280          543           6           52       4,103
SmallCap                           8,005            893        1,361      6,711        1,001         139        1,175      11,141
Tax-Exempt Bond                    3,828            503        1,180      3,437          687          30          326       6,133
Utilities                          4,317            659        1,180      4,995          801         170          800       8,435

The amount received from each Fund and retained by Princor during the period ended October 31, 2000 and the manner in which such amounts were spent pursuant to the Class R Distribution Plan for the last fiscal period of each of the Funds were as follows:

                                                                             Expenditures

                            Prospectus and Registered
                                                Shareholder                Representative              Underwriter's
                                    Amount        Report          Sales         Sales        Service   Salaries and        Total
                 Fund              Retained      Printing       Brochures     Materials       Fees       Overhead      Expenditures

Balanced                       $  171,736     $   11,000         $8,881        $ 8,389     $ 51,258      $137,071        $165,341
Blue Chip                         389,491         15,215         12,045         11,405      117,431       283,465         322,129
Bond                              113,762          7,017          6,141          5,623       33,762        72,183          90,964
Capital Value                     241,413         10,990          8,876          8,202       81,513       131,833         159,900
Cash Management                    72,420          3,468          2,054          2,697       31,935        41,584          49,801
European Equity                     3,187          2,865          3,153          3,026           46         3,489          12,532
Government Securities Income       86,815          6,142          5,235          4,870       25,748        52,736          68,984
Growth                            408,171         14,372         11,224         10,886      123,065       310,593         347,075
High Yield                         17,137          2,942          2,169          2,377        5,078         5,693          13,180
International                     194,662          9,492          7,327          7,410       58,468       203,492         227,721
International Emerging Markets     30,487          3,140          2,118          2,558        4,457        27,401          35,217
International SmallCap             54,701          3,494          2,200          2,872        8,157        58,626          67,192
LargeCap Stock Index               23,781          5,607          6,803          6,054        4,611       160,365         178,829
Limited Term Bond                  28,315          4,683          4,051          3,907        8,535        19,964          32,604
MidCap                            214,679          8,198          6,378          6,344       64,030       154,155         175,075
Pacific Basin                       3,096          1,976          1,763          1,921            3         1,952           7,612
Partners Equity Growth             35,142         23,119          3,851          4,291        9,077       153,581         184,842
Partners LargeCap Growth            5,021          1,813          2,727          2,292          640        15,542          22,374
Partners MidCap Growth              5,703          1,648          2,506          2,320          745        24,861          31,334
Real Estate                        20,274          4,375          3,240          3,505        1,945        16,495          27,615
SmallCap                          110,659          8,689          6,551          6,886       28,404       210,479         232,605
 Utilities                         64,220          5,530          4,123          4,253       19,021        57,887          71,793

A Plan may be terminated at any time by vote of a majority of the Directors who are not interested persons (as defined in the Act), or by vote of a majority of the outstanding voting securities of the class of shares of a Fund to which the Plan relates. Any change in a Plan that would materially increase the distribution expenses of a class of shares of a Fund provided for in the Plan requires approval of the shareholders of the class of shares to which such increase would relate. While a Distribution Plan is in effect for a Fund, the selection and nomination of Directors who are not interested persons of that Fund is at the discretion of the Directors who are not interested persons.

Each Plan continues in effect from year to year as long as its continuance is specifically approved at least annually by a majority vote of the directors of the Fund including a majority of the non-interested directors. The Plans for Class A, B, C and R shares were last approved by the Boards of Directors of all Funds (except Partners LargeCap Blend, Partners LargeCap Value, Partners SmallCap Growth and Tax Exempt Bond), including a majority of the non-interested directors, on December 11, 2000. The Board of Directors of the Partners LargeCap Blend, Partners LargeCap Value, Partners SmallCap Growth and Tax-Exempt Bond Funds, including a majority of the non-interested directors, approved Plans for Class A, B and C shares on December 11, 2000.

DETERMINATION OF NET ASSET VALUE OF FUNDS' SHARES

Growth-Oriented and Income-Oriented Funds


The share price of each class of the Growth-Oriented and Income-Oriented Funds is calculated each day that the New York Stock Exchange is open. The Funds treat as customary national business holidays the days when the New York Stock Exchange is closed (New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day).

The share price for each class of shares for each Fund is determined by dividing the value of securities in the Fund's investment portfolio plus all other assets attributable to that class, less all liabilities attributable to that class, by the number of Fund shares of that class outstanding. Securities for which market quotations are readily available, including options and futures traded on an exchange, are valued at market value, which is for exchanged-listed securities, the closing price; for United Kingdom-listed securities, the marketmaker provided price; and for non-listed equity securities, the bid price. Non-listed corporate debt securities, government securities and municipal securities are usually valued using an evaluated bid price provided by a pricing service. If closing prices are unavailable for exchange-listed securities, generally the bid price, or in the case of debt securities an evaluated bid price, is used to value such securities. When reliable market quotations are not considered to be readily available, which may be the case, for example, with respect to certain debt securities, preferred stocks, foreign securities and over-the-counter options, the investments are valued by using market quotations considered reliable, prices provided by market makers, which may include dealers with which the Fund has executed transactions, or estimates of market values obtained from yield data and other factors relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Directors. Securities with remaining maturities of 60 days or less are valued at amortized cost. Other assets are valued at fair value as determined in good faith through procedures established by the Board of Directors of the Fund.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange. The values of foreign securities used to compute the share prices are usually determined when the foreign market closes. Occasionally, events which affect the values of such securities and foreign currency exchange rates occur between the times at which the values are generally determined and the close of the New York Stock Exchange and would therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of securities occur during such period, the securities are valued at their fair value as determined in good faith by the Manager under procedures established and regularly reviewed by the Board of Directors. To the extent a Fund invests in foreign securities listed on foreign exchanges which trade on days on which the Fund does not determine its net asset value, for example Saturdays and other customary national U.S.
holidays, the Fund's net asset value could be significantly affected on days when shareholders have no access to the Fund.

Certain securities issued by companies in emerging market countries may have more than one quoted valuation at any given point in time, sometimes referred to as a "local" price and a "premium" price. The premium price is often a negotiated price which may not consistently represent a price at which a specific transaction can be effected. It is the policy of the International Emerging Markets Fund, International Fund and International SmallCap Fund to value such securities at prices at which it is expected those shares may be sold, and the Manager or any Sub-Advisor is authorized to make such determinations subject to such oversight by the Fund's Board of Directors as may from time to time be necessary.

Money Market Fund

The share price of each class of shares of the Cash Management Fund is determined at the same time and on the same days as the Growth-Oriented and Income-Oriented Funds as described above. The share price for each class of shares of the Fund is computed by dividing the total value of the Fund's securities and other assets, less liabilities, by the number of Fund shares outstanding.

All securities held by the Cash Management Fund are valued on an amortized cost basis. Under this method of valuation, a security is initially valued at cost; thereafter, the Fund assumes a constant proportionate amortization in value until maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the security. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price that would be received upon sale of the security.

Use of the amortized cost valuation method by the Cash Management Fund requires the Fund to maintain a dollar weighted average maturity of 90 days or less and to purchase only obligations that have remaining maturities of 397 days or less or have a variable or floating rate of interest. In addition, the Fund invests only in obligations determined by its Board of Directors to be of high quality with minimal credit risks.

The Board of Directors for the Cash Management Fund has established procedures designed to stabilize, to the extent reasonably possible, the Fund's price per share as computed for the purpose of sales and redemptions at $1.00. Such procedures include a directive to the Manager to test price the portfolio or specific securities on a weekly basis using a mark-to-market method of valuation to determine possible deviations in the net asset value from $1.00 per share. If such deviation exceeds 1/2 of 1%, the Board promptly considers what action, if any, will be initiated. In the event the Board determines that a deviation exists  which  may  result in  material  dilution  or other  unfair  results  to shareholders, the Board takes such corrective action as it regards as appropriate, including: sale of portfolio instruments prior to maturity; the withholding of dividends; redemptions of shares in kind; the establishment of a net asset value per share based upon available market quotations; or splitting, combining or otherwise recapitalizing outstanding shares. The Fund may also reduce the number of shares outstanding by redeeming proportionately from shareholders, without the payment of any monetary compensation, such number of full and fractional shares as is necessary to maintain the net asset value at $1.00 per share.

PERFORMANCE CALCULATION

The Principal Mutual Funds advertise their performance in terms of total return or yield for each class of shares. The figures used for total return and yield are based on the past performance of a Fund. They show the performance of a hypothetical investment and are not intended to indicate future performance. Total return and yield vary from time to time depending upon: o market conditions o the composition of a Fund's portfolio o operating expenses

These factors and differences in the methods used in calculating performance figures should be considered when comparing a Fund's performance to the performance of other investments.

A Fund may include in its advertisements performance rankings and other performance-related information published by independent statistical services or publishers, such as
o    Baron's, Changing Times
o    Forbes
o    Fortune
o    Investment Advisor
o    Lipper Analytical Services
o    Money Magazine
o    Stanger's Investment Advisor
o    The Wall Street Journal
o    USA Today
o    U.S. News
o    Weisenberger Investment Companies Services
o    W. R. Kipplinger's Personal Finance


A Fund may also include in its advertisements comparisons of the performance of the Fund to that of various market indices, such as:
o Bond  Buyer  Municipal Index
o Dow Jones  Industrials  Index
o Dow Jones Utility Index with Income Fund Average
o Lehman  Brothers BAA  Corporate  Index
o Lehman  Brothers GNMA Index
o Lehman Brothers High Yield Composite Bond Index
o Lehman Brothers Municipal Bond Index
o Lehman Brothers Revenue Bond Index
o Lehman Brothers Mutual Fund Short Government/Corporate Index
o Lehman Brothers Intermediate Government/Corporate  Index
o Lehman Brothers Government/Corporate Bond Index
o Lipper Balanced Fund Average
o Lipper Corporate Debt BBB Rated Fund Average
o Lipper Emerging Markets Fund Average
o Lipper General Municipal Debt Fund Average
o Lipper GNMA Fund Average
o Lipper High Current Yield Fund Average
o Lipper International Fund Average
o Lipper International SmallCap Fund Average
o Lipper LargeCap Core Fund Average
o Lipper LargeCap Growth Fund Average
o Lipper LargeCap Value Fund Average
o Lipper MidCap Core Fund Average
o Lipper Real Estate Fund Average
o Lipper Short-Intermediate Investment Grade Debt Fund Average
o Lipper SmallCap Core Fund Average
o Lipper SmallCap Growth Fund Average
o Lipper Utilities Fund Average
o Merrill Lynch Corporate Government Bond Index
o Morgan Stanley Capital International
     EAFE (Europe, Australia and Far East) Index
o Morgan Stanley Capital International
      EMF (Emerging Markets) Index
o Morgan Stanley Capital International
      European 15 Index
o Morgan Stanley Capital International Pacific  Free Index
o Morgan  Stanley  REIT Index
o Russell 1000 Growth Index
o Russell  2000 Index
o Russell  2000  Growth  Index
o Russell  2000 Value Index
o Russell MidCap Value Index
o Salomon Brothers  Investment Grade Bond Index
o S&P 400 MidCap Index
o S&P 500 Index
o S&P 600 Index
o S&P Barra Value Index
o Valueline
o World Index


Total Return

The Growth-Oriented and Income-Oriented Funds include its average annual total return for the one-, five- and ten-year periods as of the last day of the most recent calendar quarter when advertising total return figures. If the Fund or class has been in existence for a shorter time period, it uses the time from the beginning of the Fund (or class) to the end of the most recent calendar quarter.

Average annual total return is calculated by comparing an initial $1,000 investment to the redeemable value of the Fund at the end of 1, 5 or 10 years (or from the Fund's inception date).

     Initial Investment - $1,000 less maximum front-end sales charge (in the case of Class A shares)
     Ending redeemable value - assumes the reinvestment of all dividends and capital gains at net asset value less the applicable contingent deferred sales charge (in the case of Class B or Class C shares).

A Fund may also include in its advertising average annual total return for some other period or cumulative total return for a specified period. These returns may include reduced sales charges, reflect no sales charge or CDSC in order to illustrate the change in a Fund's net asset value over time. Cumulative total return is calculated:

                  (Ending redeemable value less the initial investment)
                               Initial investment


The following table shows as of October 31, 2000 average annual returns (net of sales charge) for Class A shares for each of the Funds for the periods indicated. Class A shares are generally sold subject to a sales charge.

                 Fund                                1-Year                     5-Year                    10-Year

   Balanced Fund                                     -2.44%                      8.64%                    11.38%
   Blue Chip Fund                                    -7.23                      13.44                     12.16 (1)
   Bond Fund                                         -1.66                       3.69                      7.23
   Capital Value Fund                               -10.67                      11.01                     13.91
   European Equity Fund                             -17.24(2)
   Government Securities Income Fund                  2.04                       5.19                      7.22
   Growth Fund                                        7.29                      15.77                     18.91
   High Yield Fund                                   -7.72                       2.92                      7.69
   International Emerging Markets Fund               -2.53                      -3.12(3)
   International Fund                                -1.85                      10.64                     11.26
   International SmallCap Fund                       15.48                      20.33(3)
   LargeCap Stock Index Fund                          3.42(4)
   Limited Term Bond Fund                             4.30                       4.94(5)
   MidCap Fund                                       23.07                      12.45                     18.23
   Pacific Basin Fund                               -18.00(2)
   Partners Equity Growth Fund                        8.19
   Partners LargeCap Growth Fund                    -24.32(4)
   Partners MidCap Growth Fund                      -16.83(4)
   Real Estate Fund                                  16.01                      -2.23 (6)
   SmallCap Fund                                      4.63                       6.13(6)
   Tax-Exempt Bond Fund                               0.81                       3.87                      6.25
   Utilities Fund                                     6.77                      14.85                     12.02 (7)

   (1)  Period beginning March 1, 1991 and ending October 31, 2000.
   (2)  Period beginning April 26, 2000 and ending October 31, 2000.
   (3)  Period beginning August 29, 1997 and ending October 31, 2000.
   (4)  Period beginning February 24, 2000 and ending October 31, 2000.
   (5)  Period beginning February 29, 1996 and ending October 31, 2000.
   (6)  Period beginning January 1, 1998 and ending October 31, 2000.
   (7)  Period beginning December 16, 1992 and ending October 31, 2000.

The following table shows as of October 31, 2000 average annual returns for Class B shares for each of the Funds for the period indicated:

                 Fund                                1-Year                     5-Year                    10-Year

   Balanced Fund                                     -2.22%                     8.56%                      10.53%(1)
   Blue Chip Fund                                    -7.13                     13.42                       16.00(1)
   Bond Fund                                         -1.40                      3.59                        6.11(1)
   Capital Value Fund                               -10.40                     10.86                       13.50(1)
   European Equity Fund                             -16.86(2)
   Government Securities Income Fund                  2.32                      5.12                        7.16(1)
   Growth Fund                                        7.79                     15.96                       18.90(1)
   High Yield Fund                                   -7.56                      2.67                        4.40(1)
   International Emerging Markets Fund               -2.47                     -3.14(3)
   International Fund                                -1.09                     10.61                       10.79(1)
   International SmallCap Fund                       16.43                     20.96(3)
   LargeCap Stock Index Fund                          3.41(4)
   Limited Term Bond Fund                             4.44                      4.79(5)
   MidCap Fund                                       24.63                     12.72                       16.71(1)
   Pacific Basin Fund                               -17.34(2)
   Partners Equity Growth Fund                        8.80
   Partners LargeCap Growth Fund                    -24.10(4)
   Partners MidCap Growth Fund                      -16.63(4)
   Real Estate Fund                                  17.00                     -2.10(6)
   SmallCap Fund                                      5.21                      6.33(6)
   Tax-Exempt Bond Fund                               1.69                      3.99                        6.48(1)
   Utilities Fund                                     7.30                     14.90                       16.83(1)

   (1)   Period beginning December 9, 1994 and ending October 31, 2000.
   (2)   Period beginning April 26, 2000 and ending October 31, 2000.
   (3)   Period beginning August 29, 1997 and ending October 31, 2000.
   (4)   Period beginning February 24, 2000 and ending October 31, 2000.
   (5)   Period beginning February 29, 1996 and ending October 31, 2000.
   (6)   Period beginning January 1, 1998 and ending October 31, 2000.

The following table shows as of October 31, 2000 average annual returns for Class C shares for each of the Funds for the period indicated:
                 Fund                          1-Year             5-Year

Balanced Fund                               -0.92%            -3.49%(1)
Blue Chip Fund                              -4.23             -3.40(1)
Bond Fund                                    0.26              0.61(1)
Capital Value Fund                          -9.26            -11.62(1)
European Equity Fund                       -14.37(2)
Government Securities Income Fund            4.41              4.88(1)
Growth Fund                                 10.38              5.34(1)
High Yield Fund                             -7.50             -5.71(1)
International Emerging Markets Fund          0.64             -2.18(1)
International Fund                           0.52              4.02(1)
International SmallCap Fund                 17.71             28.51(1)
LargeCap Stock Index Fund                    4.26(3)
Limited Term Bond Fund                       5.22              4.90(1)
MidCap Fund                                 25.78             11.87(1)
Pacific Basin Fund                         -14.86(2)
Partners Equity Growth Fund                 11.80
Partners LargeCap Growth Fund              -21.73(3)
Partners MidCap Growth Fund                -14.03(3)
Real Estate Fund                            20.01              6.41(1)
SmallCap Fund                                8.06              7.91(1)
Tax-Exempt Bond Fund                         2.64              0.70(1)
Utilities Fund                               8.78              6.85(1)

   (1) Period  beginning  June 30, 1999 and ending  October 31, 2000.
   (2) Period  beginning  April 26, 2000 and ending October 31, 2000.
   (3) Period  beginning February 24, 2000 and ending October 31, 2000.

The following table shows as of October 31, 2000 average annual returns for Class R shares for each of the Funds for the period indicated:
                 Fund                        1-Year            5-Year

Balanced Fund                              1.92%             8.39 %(1)
Blue Chip Fund                            -3.07             12.80(1)
Bond Fund                                  2.85              4.41(1)
Capital Value Fund                        -6.66              9.73(1)
European Equity Fund                     -13.40(2)
Government Securities Income Fund          6.63              5.61(1)
Growth Fund                               12.09             15.44(1)
High Yield Fund                           -3.78              2.31(1)
International Emerging Markets Fund        2.04             -1.76(3)
International Fund                         2.54             10.12(1)
International SmallCap Fund               21.01             22.21(3)
LargeCap Stock Index Fund                  4.56(4)
Limited Term Bond Fund                     5.38              4.75(1)
MidCap Fund                               28.63             11.78(1)
Pacific Basin Fund                       -13.90(2)
Partners Equity Growth Fund               13.10
Partners LargeCap Growth Fund            -20.74(4)
Partners MidCap Growth Fund              -12.97(4)
Real Estate Fund                          21.40             -0.75(5)
SmallCap Fund                              9.53              7.74(5)
Utilities Fund                            11.43             14.73(1)

   (1) Period  beginning  February  29, 1996 and ending  October 31,  2000.
   (2) Period  beginning  April 26,  2000 and ending  October 31,  2000.
   (3) Period beginning  August 29, 1997 and ending October 31, 2000.
   (4) Period  beginning February 24, 2000 and ending October 31, 2000.
   (5) Period  beginning  January 1, 1998 and ending October 31, 2000.

Yield

Income-Oriented Funds
Each Income-Oriented Fund computes a yield by:
1.   calculating net investment income per share for a 30 day (or one month)
     period
2.   annualizing net investment income per share, assuming semi-annual compounding
3. dividing the annualized net investment income by the maximum public offering price for Class A shares or the net asset value for Class B, Class C and Class R shares for the last day of the same period.

The following table shows as of October 31, 2000 the yield for each class of shares for each of the Income-Oriented Funds:

                                                                                    Yield as of October 31, 2000

                   Fund                              Class A           Class B          Class C           Class R

Bond Fund                                              7.80%            6.94%             3.79%             7.23%
Government Securities Income Fund                      6.12             5.38              3.15              5.54
High Yield Fund                                       11.29            10.45              4.53             10.41
Limited Term Bond Fund                                 6.52             6.16              6.15              5.90
Tax-Exempt Bond Fund                                   4.85             4.34              1.06              N/A

The  Tax-Exempt   Bond  Fund  may  advertise  a   tax-equivalent   yield.   Your
tax-equivalent yield would be calculated by:

     [(Tax-exempt portion of the yield) divided by (1 minus your tax rate)] plus
               [any portion of the yield which is not tax-exempt]

As of October 31, 2000 the Fund's tax-equivalent yields for Class A, Class B and Class C shares were as follows:


                                    Tax-Equivalent Yield              Assumed
                             Class A       Class B       Class C      Tax Rate
                              6.42%         6.03%        1.47%         28.0%
                              7.22          7.19         1.66          36.0
                              7.65          7.19         1.75          39.6

Money Market Fund


The Cash Management Fund advertises its yield and its effective yield.

Yield is computed by:
o    determining   the  net  change   (excluding   shareholder   purchases   and
     redemptions) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period
o dividing the difference by the value of the account at the beginning of the base period to obtain the base period return o multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest hundredth of one percent.


The following table shows as of October 31, 2000 the yield for each class of shares for the Cash Management Fund:

                                      Yield as of October 31, 2000
              Fund       Class A       Class B     Class C           Class R

Cash Management Fund     6.24%         5.35%       3.88%             5.82%

There may be a difference in the net investment income per share used to calculate yield and the net investment income per share used for dividend purposes. This is because the calculation for yield purposes does not include net short-term realized gains or losses on the Fund's investment, which are included in the calculation for dividend purposes.

Effective yield is computed by:
o determining the net change (excluding shareholder purchases and redemptions) in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period
o dividing the difference by the value of the account at the beginning of the base period to obtain the base period return compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.
The resulting effective yield figure is carried to at least the nearest hundredth of one percent.


The following table shows as of October 31, 2000 the effective yield for each class of shares for the Cash Management Fund:


                              Effective Yield as of October 31, 2000
              Fund            Class A     Class B      Class C           Class R

Cash Management Fund           6.43%      5.50%         3.95%             5.99%


The yield quoted at any time for the Cash Management Fund represents the amount of dividends that it has earned during a specific, recent seven-day period and is a function of:
o the quality of investments  in the Fund's  portfolio
o types of  investments  in the Fund's  portfolio
o length of maturity of investments in the Fund's portfolio
o Fund's operating expenses.

The length of maturity for the portfolio is calculated using the average dollar weighted maturity of all investments. This means that the portfolio has an average maturity of a stated number of days for its investments. The calculation is weighted by the relative value of each investment.

The yield for the Cash Management Fund will fluctuate daily as the income earned on the investments of the Fund fluctuates. There is no assurance the yield quoted on any given occasion will remain in effect for any period of time. It should also be emphasized that the Funds are open-end investment companies. There is no guarantee that the net asset value or any stated rate of return will remain constant. A shareholder's investment in the Fund is not insured. Investors comparing results of the Cash Management Fund with investment results and yields from other sources such as banks or savings and loan associations should understand these distinctions. Historical and comparative yield information may be presented by the Funds.

A Fund may include in its  advertisements  the compounding  effect of reinvested
dividends   over  an  extended   period  of  time  as  shown  in  the  following
illustrations.

The Power of Compounding

Fund shareholders who reinvest their distributions get the advantage of compounding. Here's what happens to a $10,000 investment with monthly income reinvested at 6 percent, 8 percent and 10 percent over 20 years.

     (chart)
Year     6%      8%         10%
  0   $10,000   $10,000  $10,000
 20   $32,071   $46,610  $67,275

These figures assume no change in the value of principal. This chart is for illustration purposes only and is not an indication of the results a shareholder may receive as a shareholder of a specific Fund. The return and capital value of an investment in a Fund vary so that the value, when redeemed, may be worth more or less than the original cost.

A Fund may also include in its advertisements an illustration of the impact of income taxes and inflation on earnings from bank certificates of deposit ("CD's"). The interest rate on the hypothetical CD will be based upon average CD rates for a stated period as reported in the Federal Reserve Bulletin. The illustrated annual rate of inflation will be the core inflation rate as measured by the Consumer Price Index for the 12-month period ended as of the most recent month prior to the advertisement's publication. The illustrated income tax rate may include any federal income tax rate that may apply to individuals at the time the advertisement is published. Any such advertisement will indicate that, unlike bank CD's, an investment in the Fund is not insured nor is there any guarantee that the Fund's net asset value or any stated rate of return will remain constant.


An example of a typical calculation included in such advertisements is as follows: the after-tax and inflation-adjusted earnings on a bank CD, assuming a $10,000 investment in a six-month bank CD with an annual interest rate of 6.65% (monthly average six-month CD rate for the month of October, 2000, as reported in the Federal Reserve Bulletin) and an inflation rate of 3.4% (rate of inflation for the 12-month period ended October 31, 2000 as measured by the Consumer Price Index) and an income tax bracket of 28% would be $(116 ).
         ($10,000 x 6.65%) / 2 = $333 Interest for six-month period
                                -  47 Federal income taxes (28%)
                                 -170 Inflation's impact on invested principal $(10,000 x 3.4%) / 2
                                ($116) After-tax, inflation-adjusted earnings


A Fund may also include in its advertisements an illustration of tax-deferred accumulation versus currently taxable accumulation in conjunction with the Fund's use as a funding vehicle for 403(b) plans, IRAs or other retirement plans. The illustration set forth below assumes a monthly investment of $200, an annual return of 8% compounded monthly, and a 28% tax bracket.

The information is for illustrative purposes only and is not meant to represent the performance of any of the Principal Mutual Funds. An investment in the Principal Mutual Funds is not guaranteed; values and returns generally vary with changes in market conditions.

                      Tax-deferred vs. taxable savings plan

                          _______________________________________  - $300,059

                          ---------------------------------------

                          _______________________________________  --- $192,844

                          ---------------------------------------

                          ---------------------------------------

                          ---------------------------------------

                          ---------------------------------------
                   Years:  5    10    15    20    25    30

                      -    With a tax-deferred savings plan
                      ---    Without a tax-deferred savings plan




TAX TREATMENT OF FUNDS, DIVIDENDS AND DISTRIBUTIONS

It is the policy of each Fund to distribute substantially all net investment income and net realized gains. Through such distributions, and by satisfying certain other requirements, each Fund intends to qualify for the tax treatment accorded to regulated investment companies under the applicable provisions of the Internal Revenue Code. This means that in each year in which a Fund qualifies, it is exempt from federal income tax upon the amount distributed to investors. The Tax Reform Act of 1986 imposed an excise tax on mutual funds which fail to distribute net investment income and capital gains by the end of the calendar year in accordance with the provisions of the Act. Each Fund intends to comply with the Act's requirements and to avoid this excise tax.

Dividends  from net  investment  income  will be  eligible  for a 70%  dividends received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Funds from domestic corporations for the taxable year. Distributions from the Cash Management Fund and Income-Oriented Funds are generally not eligible for the corporate dividend received deduction.

All taxable dividends and capital gains are taxable in the year in which distributed, whether received in cash or reinvested in additional shares. Dividends declared with a record date in December and paid in January are deemed to be distributed to shareholders in December. Each Fund informs its shareholders of the amount and nature of their taxable income dividends and capital gain distributions. Dividends from a Fund's net income and distributions of capital gains, if any, may also be subject to state and local taxation.

The Fund is required in certain cases to withhold and remit to the U.S. Treasury 31% of ordinary income dividends and capital gain dividends, and the proceeds of redemption of shares, paid to any shareholder (1) who has provided either an incorrect tax identification number or no number at all, (2) who is subject to backup withholding by the Internal Revenue Service for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or that it is a corporation or other "exempt recipient."

A shareholder recognizes gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sales or redemption and the shareholder's adjusted tax basis in the shares. All or a portion of any loss so recognized may be disallowed if the shareholder purchases other shares of the Fund within 30 days before or after the sale or redemption. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund is considered capital gain or loss (long-term capital gain or loss if the shares were held for longer than one year). However, any capital loss arising from the sales or redemption of shares held for six months or less is disallowed to the extent of the amount of exempt-interest dividends received on such shares and (to the extent not disallowed) is treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.

If a shareholder (i) incurs a sales load in acquiring shares of the Fund, (ii) disposes of such shares less than 91 days after they are acquired and (iii) subsequently acquires shares of the Fund or another fund at a reduced sales load pursuant to a right to reinvest at such reduced sales load acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on the shares disposed of but shall be treated as incurred on the acquisition of the shares subsequently acquired.

Shareholders should consult their own tax advisors as to the federal, state and local tax consequences of ownership of shares of the Funds in their particular circumstances.

Special Tax Considerations

     Tax-Exempt Bond Fund

     The Tax-Exempt Bond Fund also intends to qualify to pay "exempt-interest dividends" to its shareholders. An exempt-interest dividend is that part of dividend distributions made by the Fund which consist of interest received by that Fund on tax-exempt Municipal Obligations. Shareholders incur no federal income taxes on exempt-interest dividends. However, these exempt-interest dividends may be taxable under state or local law. Fund shareholders that are corporations must include exempt-interest dividends in determining whether they are subject to the corporate alternative minimum tax. Exempt-interest dividends that derive from certain private activity bonds must be included by individuals as a preference item in determining whether they are subject to the alternative minimum tax. The Fund may also pay ordinary income dividends and distribute capital gains from time to time. Ordinary income dividends and distributions of capital gains, if any, are taxable for federal purposes.

     If a shareholder receives an exempt-interest dividend with respect to shares of the Funds held for six months or less, then any loss on the sale or exchange of such shares, to the extent of the amount of such dividend, is disallowed. If a shareholder receives a capital gain dividend with respect to shares held for six months or less, then any loss on the sale or exchange of such shares is treated as a long term capital loss to the extent the loss exceeds any exempt-interest dividend received with respect to such shares, and is disallowed to the extent of such exempt-interest dividend.

     Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of this Fund is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) under Section 147(a) of the Code of facilities financed by private activity bonds should consult their tax advisors before purchasing shares of the Fund.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. If legislation is enacted that eliminates or significantly reduces the availability of Municipal Obligations, it could adversely affect the ability of the Fund to continue to pursue its investment objectives and policies. In such event, the Fund would reevaluate its investment objectives and policies.

     International Growth-Oriented Funds

     In each fiscal year when, at the close of such year, more than 50% of the value of the total assets of these Funds are invested in securities of foreign corporations, the Fund may elect pursuant to Section 853 of the Code to permit shareholders to take a credit (or a deduction) for foreign income taxes paid by the Fund. In that case, shareholders should include in their report of gross income in their federal income tax returns both cash dividends received from the Fund and the amount which the Fund advises is their pro rata portion of foreign income taxes paid with respect to, or withheld from, dividends and interest paid to the Fund from its foreign investments. Shareholders are then entitled to subtract from their federal income taxes the amount of such taxes withheld, or treat such foreign taxes as a deduction from gross income, if that should be more advantageous. As in the case of individuals receiving income directly from foreign sources, the above-described tax credit or tax deduction is subject to certain limitations. Shareholders or prospective shareholders should consult their tax advisors on how these provisions apply to them.

     Futures Contracts and Options

     As previously discussed, some of the Principal Mutual Funds invest in futures contracts or options thereon, index options or options traded on qualified exchanges. For federal income tax purposes, capital gains and losses on futures contracts or options thereon, index options or options traded on qualified exchanges are generally treated as 60% long-term and 40% short-term. In addition, the Funds must recognize any unrealized gains and losses on such positions held at the end of the fiscal year. A Fund may elect out of such tax treatment, however, for a futures or options position that is part of an "identified mixed straddle" such as a put option purchased with respect to a portfolio security. Gains and losses on futures and options included in an identified mixed straddle are considered 100% short-term and unrealized gain or loss on such positions are not realized at year end. The straddle provisions of the Code may require the deferral of realized losses to the extent that a Fund has unrealized gains in certain offsetting positions at the end of the fiscal year. The Code may also require recharacterization of all or a part of losses on certain offsetting positions from short-term to long-term, as well as adjustment of the holding periods of straddle positions.

GENERAL INFORMATION AND HISTORY

The Funds were incorporated in Maryland on the following dates:


         Balanced Fund                           November 26, 1986
         Blue Chip Fund                          December 10, 1990
         Bond Fund                               December 2, 1986
         Capital Value Fund                      May 26, 1989
         Cash Management Fund                    June 10, 1982
         European Equity Fund                    January 18, 2000
         Government Securities Income Fund       September 5, 1984
         Growth Fund                             May 26, 1989
         High Yield Fund                         November 26, 1986
         International Emerging Markets Fund     May 27, 1997
         International Fund                      May 12, 1981
         International SmallCap Fund             May 27, 1997
         LargeCap Stock Index Fund               November 24, 1999
         Limited Term Bond Fund                  August 9, 1995
         MidCap Fund                             February 20, 1987
         Pacific Basin Fund                      January 18, 2000
         Partners Equity Growth Fund             August 10, 1999
         Partners LargeCap Blend Fund            December 13, 2000
         Partners LargeCap Growth Fund           November 24, 1999
         Partners LargeCap Value Fund            December 13, 2000
         Partners MidCap Growth Fund             November 24, 1999
         Partners SmallCap Growth Fund           December 16, 2000
         Real Estate Fund                        May 27, 1997
         SmallCap Fund                           August 13, 1997
         Tax-Exempt Bond Fund                    June 7, 1985
         Utilities Fund                          September 3, 1992


Effective January 1, 1998, the following changes were made to the names of certain of the Funds:

                    Old Fund Name                                                   New Fund Name
 Princor Balanced Fund, Inc.                                     Principal Balanced Fund, Inc.
 Princor Blue Chip Fund, Inc.                                    Principal Blue Chip Fund, Inc.
 Princor Bond Fund, Inc.                                         Principal Bond Fund, Inc.
 Princor Capital Accumulation Fund, Inc.                         Principal Capital Value Fund, Inc.
 Princor Cash Management Fund, Inc.                              Principal Cash Management Fund, Inc.
 Princor Emerging Growth Fund, Inc.                              Principal MidCap Fund, Inc.
 Princor Government Securities Income Fund, Inc.                 Principal Government Securities Income Fund, Inc.
 Princor Growth Fund, Inc.                                       Principal Growth Fund, Inc.
 Princor High Yield Fund, Inc.                                   Principal High Yield Fund, Inc.
 Princor Limited Term Bond Fund, Inc.                            Principal Limited Term Bond Fund, Inc.
 Princor Tax-Exempt Bond Fund, Inc.                              Principal Tax-Exempt Bond Fund, Inc.
 Princor Utilities Fund, Inc.                                    Principal Utilities Fund, Inc.
 Princor World Fund, Inc.                                        Principal International Fund, Inc.


The Bank of New York, 100 Church Street, 10th Floor, New York, NY 10286, is the custodian of the portfolio securities and cash assets of the Domestic Growth-Oriented, Income-Oriented and Money Market Funds. The custodian for the International Growth-Oriented Funds is Chase Manhattan Bank, N.A., 4 Chase Metro Tech Center, 18th Floor, Brooklyn, NY 11245. The custodians perform no managerial or policymaking functions for the Funds.


FINANCIAL STATEMENTS

The financial statements for each of the Principal Mutual Funds (except the Partners LargeCap Blend, Partners LargeCap Value, and Partners SmallCap Growth Funds) for the year ended October 31, 2000 are a part of this Statement of Additional Information. The financial statements appear in the Annual Reports to Shareholders. Reports on those statements from Ernst & Young LLP, independent auditors, are included in the Annual Report and are also a part of this Statement of Additional Information. The Annual Reports are furnished, without charge, to investors who request copies of the Statement of Additional Information.


The statements of net assets of the Principal Partners LargeCap Blend, Principal Partners LargeCap Value, and Principal Partners SmallCap Growth Funds as of December 21, 2000 are provided herein following the Appendixes.


APPENDIX A

The following table shows the symbol assigned by the Nasdaq Mutual Fund Quotation Service to eligible classes of Funds as of February 2, 2001:


 Symbol                               Fund

 PRMGX            Principal Balanced Fund, Inc. Class A
 PBABX            Principal Balanced Fund, Inc. Class B

 PBLCX            Principal Blue Chip Fund, Inc. Class A
 PBLBX            Principal Blue Chip Fund, Inc. Class B

 PRBDX            Principal Bond Fund, Inc. Class A
 PROBX            Principal Bond Fund, Inc. Class B

 PCACX            Principal Capital Value Fund, Inc. Class A
 PCCBX            Principal Capital Value Fund, Inc. Class B

 PCSXX            Principal Cash Management Fund, Inc. Class A

 PRGVX            Principal Government Securities Income Fund, Inc. Class A
 PGVBX            Principal Government Securities Income Fund, Inc. Class B

 PRGWX            Principal Growth Fund, Inc. Class A
 PRGBX            Principal Growth Fund, Inc. Class B

 PHYLX            Principal High Yield Fund, Inc. Class A
 PRIYX            Principal High Yield Fund, Inc. Class B

 PRIAX            Principal International Emerging Markets Fund, lnc. Class A
 PIEBX            Principal International Emerging Markets Fund, lnc. Class B

 PRWLX            Principal International Fund, Inc. Class A
 PRBWX            Principal International Fund, Inc. Class B

 PRSAX            Principal International SmallCap Fund, Inc. Class A
 PISFX            Principal International SmallCap Fund, Inc. Class B

 PLSAX            Principal LargeCap Stock Index Fund, Inc. Class A

 PLTBX            Principal Limited Term Bond Fund, Inc. Class A

 PEMGX            Principal MidCap Fund, Inc. Class A
 PRMBX            Principal MidCap Fund, Inc. Class B

 PGGAX            Principal Partners Equity Growth Fund, Inc. Class A
 PBAGX            Principal Partners Equity Growth Fund, Inc. Class B

 PLCAX            Principal Partners LargeCap Growth Fund, Inc. Class A

 PPMGX            Principal Partners MidCap Growth Fund, Inc. Class A
 PPGFX            Principal Partners MidCap Growth Fund, Inc. Class B

 PRRAX            Principal Real Estate Fund, Inc. Class A

 PLLAX            Principal SmallCap Fund, Inc. Class A
 PLLBX            Principal SmallCap Fund, Inc. Class B

 PTBDX            Principal Tax-Exempt Bond Fund, Inc. Class A

 PUTLX            Principal Utilities Fund, Inc. Class A
 PRUBX            Principal Utilities Fund, Inc. Class B


APPENDIX B

Description of Bond Ratings:

Moody's Investors Service, Inc. Bond Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

CONDITIONAL RATING: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

SHORT-TERM NOTES: The four ratings of Moody's for short-term notes are MIG 1, MIG 2, MIG 3 and MIG 4; MIG 1 denotes "best quality, enjoying strong protection from established cash flows"; MIG 2 denotes "high quality" with "ample margins of protection"; MIG 3 notes are of "favorable quality...but lacking the undeniable strength of the preceding grades"; MIG 4 notes are of "adequate quality, carrying specific risk for having protection...and not distinctly or predominantly speculative."

Description of Moody's Commercial Paper Ratings

Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations.

Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations.

Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations.

Issuers rated Not Prime do not fall within any of the Prime rating categories.

Description of Standard & Poor's Corporation's Debt Ratings:

A Standard & Poor's debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources Standard & Poor's considers reliable. Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default -- capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

II.      Nature of and provisions of the obligation;

III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditor's rights.

AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A: Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

BB, B, CCC, CC: Debt rated "BB", "B", "CCC" and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

C: The rating "C" is reserved for income bonds on which no interest is being paid.

D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

NR: Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.

Standard & Poor's, Commercial Paper Ratings

A Standard & Poor's Commercial Paper Rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The four categories are as follows:

A: Issues assigned the highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety.

A-1: This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Issues that possess overwhelming safety characteristics will be given a "+" designation.

A-2: Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated "A-1".

A-3: Issues carrying this designation have a satisfactory capacity for timely payment. They are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the highest designations.

B: Issues rated "B" are regarded as having only an adequate capacity for timely payment. However, such capacity may be damaged by changing conditions or short-term adversities.

C: This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D: This rating indicates that the issue is either in default or is expected to be in default upon maturity.

The Commercial Paper Rating is not a recommendation to purchase or sell a security. The ratings are based on current information furnished to Standard & Poor's by the issuer and obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of, such information.

Standard & Poor's rates notes with a maturity of less than three years as follows:

SP-1: A very strong, or strong, capacity to pay principal and interest. Issues that possess overwhelming safety characteristics will be given a "+" designation.

SP-2:    A satisfactory capacity to pay principal and interest.

SP-3:    A speculative capacity to pay principal and interest.

Appendix C

Principal Balanced Fund, Inc.
             Top Industries                                                      Top Holdings
    Federal & Federally Sponsored Credit  8.2%                   Citigroup, Inc.                                  2.2%
    Drugs                                 7.4%                   General Electric Co.                             2.1%
    Mortgage Pass Thru Securities         6.4%                   Pfizer, Inc.                                     1.9%
    Communications Equipment              5.2%                   Cisco Systems, Inc.                              1.8%
    Computer & Office Equipment           5.1%                   Sysco Corp.                                      1.7%
    Other                                67.7%                   American International Group, Inc.               1.7%
                                                                 DLJ Commercial Mortgage Corp.                    1.7%
                                                                 GMAC Commercial Mortgage Securities, Inc.        1.6%
                                                                 Service Corp. International                      1.5%
                                                                 6.5% MortgageBacked Certificate                  1.4%
                                                                                    Percent of Total Holdings    17.6%
Principal Blue Chip Fund, Inc.
             Top Industries                                                      Top Holdings
    Computer & Office Equipment           9.5%                   Williams Cos., Inc.                              4.0%
    Drugs                                 8.5%                   American International Group, Inc.               4.0%
    Telephone Communication               6.1%                   WalMart Stores, Inc.                            4.0%
    Business Credit Institutions          5.9%                   Sysco Corp.                                      3.9%
    Petroleum Refining                    5.6%                   Citigroup, Inc.                                  3.9%
    Other                                64.4%                   General Electric Co.                             3.9%
                                                                 Exxon Mobil Corp.                                3.6%
                                                                 Johnson & Johnson Co.                            2.8%
                                                                 Cisco Systems, Inc.                              2.7%
                                                                 BristolMyers Squibb Co.                         2.6%
                                                                                    Percent of Total Holdings    35.4%
Principal Capital Value Fund, Inc.
             Top Industries                                                      Top Holdings
    Fire, Marine & Casualty Insurance     7.9%                   Citigroup, Inc.                                  5.2%
    Petroleum Refining                    7.7%                   Exxon Mobil Corp.                                4.6%
    Telephone Communication               7.6%                   Philip Morris Cos., Inc.                         3.3%
    Savings Institutions                  7.0%                   SBC Communications, Inc.                         3.3%
    Commercial Banks                      7.0%                   Duke Energy Corp.                                3.1%
    Other                                62.8%                   Tyco International Ltd.                          2.7%
                                                                 Amerada Hess Corp.                               2.6%
                                                                 Disney (Walt) Co. Holding Co.                    2.6%
                                                                 Verizon Communications                           2.5%
                                                                 Pepsico, Inc.                                    2.4%
                                                                                    Percent of Total Holdings    32.3%
Principal Growth Fund, Inc.
             Top Industries                                                      Top Holdings
    Computer & Office Equipment          12.3%                   Pfizer, Inc.                                     6.2%
    Communications Equipment             10.9%                   Cisco Systems, Inc.                              5.7%
    Drugs                                10.8%                   Citigroup, Inc.                                  5.4%
    Electronic Components & Access.       8.2%                   Paychex, Inc.                                    4.9%
    Computer & Data Processing            5.5%                   American International Group, Inc.               4.7%
    Other                                52.3%                   General Electric Co.                             4.5%
                                                                 Sysco Corp.                                      4.4%
                                                                 Guidant Corp.                                    4.3%
                                                                 Bed Bath & Beyond, Inc.                          4.2%
                                                                 EMC Corp.                                        4.0%
                                                                                    Percent of Total Holdings    48.3%
Principal LargeCap Stock Index Fund, Inc.
             Top Industries                                                      Top Holdings
    Drugs                                10.4%                   General Electric Co.                             3.8%
    Federal & Federally Sponsored Credit  6.4%                   Exxon Mobil Corp.                                2.4%
    Computer & Office Equipment           6.2%                   Pfizer, Inc.                                     2.3%
    Computer & Data Processing Services   6.1%                   Cisco Systems, Inc.                              2.2%
    Commercial Banks                      5.5%                   Citigroup, Inc.                                  2.1%
    Other                                65.4%                   WalMart Stores, Inc.                             1.9%
                                                                 Microsoft Corp.                                  1.9%
                                                                 American International Group, Inc.               1.8%
                                                                 Merck & Co., Inc.                                1.7%
                                                                 Intel Corp.                                      1.6%
                                                                                    Percent of Total Holdings    21.7%
Principal MidCap Fund, Inc.
             Top Industries                                                      Top Holdings
    Electric Services                     7.4%                   S&P MidCap Depositary Receipts                   3.3%
    Computer & Data Processing            7.1%                   TCF Financial Corp.                              2.8%
    Telephone Communication               6.7%                   Coastal Corp.                                    2.7%
    Commercial Banks                      6.3%                   IMS Health, Inc.                                 2.6%
    Savings Institutions                  5.8%                   State Street Corp.                               2.2%
    Other                                66.7%                   Marriott International, Inc.                     2.2%
                                                                 Duke Energy Corp.                                2.2%
                                                                 Alltel Corp.                                     2.1%
                                                                 Guidant Corp.                                    2.0%
                                                                 Quaker Oats Co.                                  1.9%
                                                                                    Percent of Total Holdings    24.0%
Principal Partners Equity Growth Fund, Inc.
             Top Industries                                                      Top Holdings
    Drugs                                15.8%                   Tyco International Ltd.                          7.9%
    Electronic Components & Access.       8.3%                   Pfizer, Inc.                                     5.8%
    Miscellaneous Manufacturers           7.9%                   General Electric Co.                             5.5%
    Computer & Office Equipment           7.8%                   United Technologies Corp.                        4.5%
    Computer & Data Processing            7.4%                   Cisco Systems, Inc.                              4.1%
    Other                                52.8%                   Citigroup, Inc.                                  2.4%
                                                                 American Home Products Corp.                     2.2%
                                                                 Microsoft Corp.                                  2.2%
                                                                 Intel Corp.                                      2.2%
                                                                 Federal Home Loan Mortgage Corp.                 2.2%
                                                                                    Percent of Total Holdings    39.0%
Principal Partners LargeCap Blend Fund, Inc.
             Top Industries                                                      Top Holdings
    Computer & Data Processing           10.4%                   DST Systems, Inc.                                2.2%
    Drugs                                 6.6%                   Ace Ltd.                                         2.0%
    Commercial Banks                      5.2%                   Metlife Capital Trust Inc.                       1.9%
    Telephone Communication               4.6%                   Quaker Oats Co.                                  1.9%
    Security Brokers & Dealers            4.1%                   Alliance Capital Management Holding              1.9%
    Others                               69.1%                   Healthsouth Corp.                                1.8%
                                                                 Baxter International Inc.                        1.7%
                                                                 Allergan, Inc.                                   1.7%
                                                                 Abbott Laboratories                              1.6%
                                                                 Amdocs Automatic                                 1.6%
                                                                                    Percent of Total Holdings    18.3%
Principal Partners LargeCap Growth Fund, Inc.
             Top Industries                                                      Top Holdings
    Savings Institutions                  9.4%                   United Health Group, Inc.                        6.8%
    Computer & Office Equipment           9.2%                   Cardinal Health, Inc.                            5.4%
    Computer & Data Processing Services   8.6%                   Enron Corp.                                      5.4%
    Fire, Marine & Casualty Insurance     8.2%                   American International Group, Inc.               5.2%
    Electric Services                     7.0%                   Automatic Data Processing, Inc.                  4.8%
    Other                                57.6%                   Citigroup, Inc.                                  4.7%
                                                                 Washington Mutual, Inc.                          4.7%
                                                                 Federal Home Loan Mortgage Corp.                 4.1%
                                                                 Kohl's Corp.                                     4.0%
                                                                 Schlumberger Ltd.                                4.0%
                                                                                    Percent of Total Holdings    49.1%
Principal Partners LargeCap Value Fund, Inc.
             Top Industries                                                      Top Holdings
    Commercial Banks                     14.5%                   Exxon Mobil Corp.                                4.5%
    Petroleum Refining                    8.3%                   Citigroup, Inc.                                  3.7%
    Telephone Communication               7.7%                   American International Group, Inc.               2.6%
    Drugs                                 5.4%                   Philip Morris Cos., Inc.                         2.2%
    Savings Institutions                  5.3%                   SBC Communications, Inc.                         2.1%
    Other                                58.8%                   Bank of America Corp.                            1.8%
                                                                 Verizon Communications                           1.8%
                                                                 Johnson & Johnson Co.                            1.7%
                                                                 Abbott Laboratories                              1.6%
                                                                 AT&T Corp.                                       1.5%
                                                                                    Percent of Total Holdings    23.5%
Principal Partners MidCap Growth Fund, Inc.
             Top Industries                                                      Top Holdings
    Computer & Data Processing           20.3%                   Brocade Communications Systems, Inc.             3.0%
    Electronic Components & Access.       9.9%                   Palm, Inc.                                       2.6%
    Drugs                                 8.3%                   Applied Micro Circuits Corp.                     2.5%
    Measuring & Controlling Devices       7.3%                   Applera Corporation Applied Biosystems Group     2.2%
    Computer & Office Equipment           5.6%                   Waters Corp.                                     2.0%
    Other                                48.6%                   Calpine Corp.                                    1.9%
                                                                 Aether Systems, Inc.                             1.9%
                                                                 Providian Financial Corp.                        1.7%
                                                                 Redback Networks, Inc.                           1.6%
                                                                 Allergan, Inc.                                   1.5%
                                                                                    Percent of Total Holdings    20.9%
Principal Partners SmallCap Growth Fund, Inc.
             Top Industries                                                      Top Holdings
    Computer & Data Processing           14.5%                   Corporate Executive Board Co.                    4.5%
    Research & Testing Services          10.2%                   Veritas DGC, Inc.                                3.4%
    Drugs                                 9.5%                   Patterson Energy, Inc.                           2.3%
    Electronic Components & Access.       8.1%                   Priority Healthcare Corp.                        2.1%
    Oil & Gas Field Services              7.6%                   Universal Electronics, Inc.                      2.1%
    Other                                50.1%                   Invitrogen Corp.                                 2.1%
                                                                 Regeneron Pharmaceuticals, Inc.                  2.1%
                                                                 Agile Software Corp.                             2.0%
                                                                 Idexx Lab, Inc.                                  2.0%
                                                                 Powerwave Technologies, Inc.                     2.0%
                                                                                    Percent of Total Holdings    24.6%
Principal Real Estate Fund, Inc.
             Top Industries                                                      Top Holdings
    Office and Industrial REITs          47.3%                   Equity Office Properties Trust                   6.7%
    Apartment REITs                      25.9%                   Equity Residential Properties Trust              5.3%
    Shopping Center REITs                 8.9%                   Kimco Realty Corp.                               4.3%
    Mall REITs                            6.8%                   Spieker Properties, Inc.                         4.3%
    Hotel REITs                           4.9%                   Apartment Investment & Management Co.            4.3%
    Other                                 6.2%                   Avalonbay Comm., Inc.                            4.2%
                                                                 Archstone Communities Trust                      4.0%
                                                                 AMB Property Corp.                               3.8%
                                                                 Boston Properties, Inc.                          3.7%
                                                                 DukeWeeks Realty Corp.                          3.2%
                                                                                    Percent of Total Holdings    43.8%
Principal SmallCap Fund, Inc.
             Top Industries                                                      Top Holdings
    Computer & Data Processing            8.6%                   INET Technologies, Inc.                          1.8%
    Electronic Components & Access.       6.8%                   Intuitive Surgical, Inc.                         1.7%
    Miscellaneous Investing               5.9%                   Roper Industries, Inc.                           1.5%
    Commercial Banks                      4.2%                   Health Net, Inc.                                 1.5%
    Personal Credit Institutions          3.8%                   Bindview Dev. Corp.                              1.4%
    Other                                70.7%                   Grant Prideco, Inc.                              1.4%
                                                                 Skywest, Inc.                                    1.3%
                                                                 Supergen, Inc.                                   1.3%
                                                                 Novoste Corp.                                    1.3%
                                                                 Peoples Energy Corp.                             1.2%
                                                                                    Percent of Total Holdings    14.4%
Principal Utilities Fund, Inc.
             Top Industries                                                      Top Holdings
    Electric Services                    56.9%                   Exelon Corp.                                     4.8%
    Combination Utility Services         14.7%                   Calpine Capital Trust II                         4.3%
    Telephone Communication              12.0%                   Enron Corp.                                      4.1%
    Gas Production & Distribution         7.5%                   Duke Energy Corp.                                4.0%
    Petroleum Refining                    3.9%                   Dynegy, Inc.                                     4.0%
    Other                                 5.0%                   Coastal Corp.                                    4.0%
                                                                 Constellation Energy Group, Inc.                 3.7%
                                                                 Utilicorp United, Inc.                           3.7%
                                                                 Dominion Resources, Inc.                         3.6%
                                                                 FPL Group, Inc.                                  3.4%

                                                                                    Percent of Total Holdings    39.6%
Principal Bond Fund, Inc.
                   Portfolio Composition                                           Maturity Profile
          Corporate Bonds                    89.4%                   Average Bond Quality                              BAA1
          AssetBacked Securities              7.1%                   Average Bond Maturity                        9.8 years
          Cash & Equivalents                  2.1%                   Average Duration                             5.7 years
          Treasury Notes/Bonds                1.4%
Principal Government Securities
Income Fund, Inc.
                   Portfolio Composition                                             Top Holdings
          Mortgage Backed Securities         93.1%                   Average Bond Quality                              AAA+
          Cash & Equivalents                  6.9%                   Average Bond Maturity                        7.0 years
                                                                     Average Duration                             3.4 years
Principal High Yield Fund, Inc.
            Portfolio Composition                                           Maturity Profile
          Corporate Bonds                    93.0%                   Average Bond Quality                               Ba3
          Cash & Equivalents                  6.7%                   Average Bond Maturity                        6.9 years
          Preferred Stock                     0.3%                   Average Duration                             4.3 years
Principal Limited Term Bond Fund, Inc.
                   Portfolio Composition                                           Maturity Profile
          Corporate Notes/Bonds              53.1%                   Average Bond Quality                               AA3
          AssetBacked Securities             26.4%                   Average Bond Maturity                        3.0 years
          U.S. Government Bonds              19.5%                   Average Duration                             2.1 years
          Cash & Equivalents                 1.0%
Principal TaxExempt Bond Fund, Inc.
                   Portfolio Composition                                             Top Holdings
          Revenue Bonds                      94.0%                   Average Bond Quality                                 A
          General Obligation Bonds            4.2%                   Average Bond Maturity                        15.4 years
          Cash & Equivalents                  1.8%                   Average Duration                             7.1 years



Principal European Equity Fund, Inc.
            Top Industries                      Investments By Country                 Top Holdings
    Telephone Communication          14.8%    United Kingdom    34.8%    Vodafone Group PLC                           5.9%
    Commercial Banks                 11.5%    France            13.0%    Glaxosmithkline PLC                          5.2%
    Life Insurance                    8.9%    Netherlands       10.0%    Pharmacia Corp.                              4.2%
    Drugs                             8.2%    Germany            9.9%    Aventis SA                                   4.1%
    Drugs, Proprietaries & Sundries   5.2%    Spain              7.5%    Nokia OYJ                                    4.0%
    Other                            51.4%    Other             24.8%    Granada Compass PLC                          3.7%
                                                                         ING Groep NV                                 3.4%
                                                                         AXA                                          2.8%
                                                                         Allianz AG                                   2.7%
                                                                         Adecco SA                                    2.7%
                                                                                        Percent of Total Holdings    38.7%

Principal International Emerging Markets Fund, Inc.
            Top Industries                      Investments By Country                 Top Holdings

    Commercial Banks                 15.8%    Brazil            13.3%    Telefonos de Mexico SA ADR                   3.1%
    Telephone Communication          14.5%    Mexico            12.6%    China Mobile (Hong Kong) Ltd.                3.1%
    Electronic Components & Access.   6.4%    Korea              9.9%    Check Point Software Technologies Ltd.       2.3%
    Beverages                         6.2%    Hong Kong          9.4%    Samsung Electronics                          2.3%
    Electric Services                 3.6%    United States      8.8%    Taiwan Semiconductor Mfg. Co. Ltd.           2.2%
    Other                            53.5%    Other             46.0%    Grupo Financiero Banamex                     1.9%
                                                                         Sasol Ltd.                                   1.9%
                                                                         Ranbaxy Laboratories Ltd.                    1.8%
                                                                         Tele Norte Leste Participacoes ADR           1.8%
                                                                         H & CB                                       1.8%
                                                                                        Percent of Total Holdings    22.2%

Principal International Fund, Inc.
            Top Industries                      Investments By Country                 Top Holdings
    Fire, Marine & Casualty Insurance 9.4%    United Kingdom    22.8%    ING Groep NV                                 3.4%
    Drugs                             8.3%    France            16.6%    Zurich Financial Services AG                 3.2%
    Telephone Communication           7.0%    Netherlands       12.2%    Total Fina Elf SA                            2.9%
    Commercial Banks                  6.9%    Switzerland       10.8%    Muenchener Rueckversicherungs Gesellschaf    2.9%
    Crude Petroleum & Natural Gas     6.1%    Germany            9.8%    Aventis SA                                   2.6%
    Other                            62.3%    Other             27.8%    Vodafone Group PLC                           2.6%
                                                                         Novartis AG                                  2.5%
                                                                         UBS AG                                       2.4%
                                                                         BP Amoco PLC                                 2.4%
                                                                         Diageo PLC                                   2.2%
                                                                                        Percent of Total Holdings    27.1%

Principal International SmallCap
Fund, Inc.
            Top Industries                      Investments By Country                 Top Holdings
    Computer & Data Processing        8.4%    United Kingdom    13.3%    Grupo Auxiliar Metalurgico, S.A.             3.4%
    Commercial Banks                  6.1%    United States     12.7%    Regus PLC                                    2.9%
    Electronic Components & Access.   5.7%    Australia         12.7%    Easyjet PLC                                  2.7%
    Drugs                             4.9%    Canada            10.1%    Mayne Nickless Ltd.                          2.3%
    Medical Instruments & Supplies    4.7%    France             5.9%    Pinguely-Haulotte                            2.2%
    Other                            70.2%    Other             45.3%    Elcoteq Network Corp.                        2.0%
                                                                         Unilabs AG                                   1.9%
                                                                         Vestas Wind Systems AS                       1.9%
                                                                         Grupo Dragados                               1.8%
                                                                         Industrial Alliance Life Insurance Co.       1.8%
                                                                                        Percent of Total Holdings    22.9%

Principal Pacific Basin Fund, Inc.
            Top Industries                      Investments By Country                 Top Holdings
    Telephone Communications         10.5%    Japan             80.1%    Nippon Telegraph and Telephone Corp.         5.0%
    Commercial Banks                  8.9%    Hong Kong          6.1%    Sony Corp.                                   4.2%
    Electronic Components & Access.   5.7%    Australia          5.1%    Orix Corp.                                   3.8%
    Motor Vehicles & Equipment        5.3%    Singapore          2.4%    Mixuho Holdings, Inc.                        3.1%
    Radio & Television Broadcasting   5.2%    Korea, Republic    2.1%    Tokyo Broadcasting System, Inc.              3.1%
    Other                            64.4%    Other              4.2%    Nissan Motor Co., LTD                        3.0%
                                                                         NTT Docomo, Inc.                             2.9%
                                                                         Sumitomo Electric Industries, Ltd.           2.7%
                                                                         Fujitsu, Ltd.                                2.5%
                                                                         Fuji Heavy Ind., Ltd.                        2.3%
                                                                                        Percent of Total Holdings    32.6%

Appendix D

Established in 1879 and a member of the Fortune 500, the Principal Financial Group is a leading provider of a wide range of financial products and services for businesses and individuals globally. Offerings include retirement and investment services, life and health insurance and mortgage banking. The company provides administrative services to more 401(k) plans than any other provider in the United States. Worldwide, the Principal Financial Group serves more than 11 million customers from more than 250 locations including offices in Asia, Australia, Europe, Latin America and the United States.

Clientele

The Principal Financial Group
    o    11.8 million customers served (individuals and their dependents)

Financial Data

The Principal Financial Group (highlights of consolidated operations)
    o    Total GAAP assets under management: $117.1 billion*
    o    Total amounts received from customers in 1999: $20.1 billion
    o    Total amounts credited to customers in 1999: $17.0 billion
    o    Total life insurance in force in 2000: $168 billion
             o    Individual: $77.3 billion
             o    Group: $87.4 billion

Ratings

Principal Life Insurance Company
     o A+ (Superior) Financial Quality rating from A.M. Best Company (as of 11/99).
     o AA+ (Very High) Claims Paying Ability rating from Duff & Phelps Rating Co. (as of 6/00).
     o Aa2 (Excellent) Financial Strength rating from Moody's Investors Service (as of 6/00).
     o AA (Very Strong) Financial Strength rating from Standard & Poor's (as of 7/00).


PRINCIPAL MUTUTAL FUNDS by Investment Style
--------------------------------------------

                                                         Equity Style

                                       Value                 Blend                               Growth
                    Large   Principal Balanced Fund       Principal European Equity Fund     Principal Growth Fund
Market                      Principal Blue Chip Fund      Principal Pacific Basin Fund       Principal International Fund
Capitalization              Principal Capital Value Fund  Principal Partners Equity          Principal Partners LargeCap
                            Principal Partners LargeCap     Growth Fund                        Growth Fund
                              Value Fund                  Principal Partners LargeCap
                                                            Blend Fund

                   Medium   Principal Utilities Fund      Principal Real Estate Fund         Principal MidCap Fund
                                                                                             Principal Partners MidCap Growth Fund

                    Small                                 Principal SmallCap Fund            Principal International SmallCap Fund
                                                          Principal International Emerging   Principal Partners SmallCap Growth Fund
                                                            Markets Fund


                                                         Income Style

                                       Value                 Blend                               Growth
                    Large   Principal Cash Management     Principal Limited Term Bond Fund
Market                        Fund                        Principal Government Securities
Capitalization                                              Income Fund

                   Medium                                                                    Principal Bond Fund
                                                                                             Principal Tax-Exempt Bond Fund

                    Small                                 Principal High Yield Fund


PRINCIPAL MUTUAL FUNDS by Risk Measurement
-------------------------------------------

Domestic Growth-Oriented Mutual Funds
-------------------------------------
     Most Aggressive

     Principal SmallCap Fund
     Principal MidCap Fund
     Principal Growth Fund
     Principal LargeCap Stock Index Fund
     Principal Capital Value Fund
     Principal Blue Chip Fund
     Principal Balanced Fund
     Principal Real Estate Fund
     Principal Utilities Fund

     Most Conservative


International Growth-Oriented Mutual Funds
------------------------------------------

     Most Aggressive

     Principal International Emerging Markets Fund
     Principal International SmallCap Fund
     Principal Pacific Basin Fund
     Principal European Equity Fund
     Principal International Fund

     Most Conservative


Partners Growth-Oriented Mutual Funds
-------------------------------------

     Most Aggressive

     Principal Partners SmallCap Growth Fund
     Principal Partners MidCap Growth Fund
     Principal Partners LargeCap Blend Fund
     Principal Partners LargeCap Growth Fund
     Principal Partners LargeCap Value Fund
     Principal Partners Equity Growth Fund
     Most Conservative


Income-Oriented Mutual Funds
----------------------------

     Most Aggressive

     Principal High Yield Fund
     Principal Tax-Exempt Bond Fund
     Principal Bond Fund
     Principal Government Securities Income Fund
     Principal Limited Term Bond Fund
     Principal Cash Management Fund

     Most Conservative

Risk Measurements are for comparative purposes within the Principal Mutual Funds family only. They are intended to describe general fund characteristics and not intended to represent past of future performance of any fund.

For the most recent month's performance information, visit our website at www.principal.com.


                         Report of Independent Auditors


The Board of Directors and Shareholder
Principal Partners LargeCap Blend Fund, Inc.
Principal Partners LargeCap Value Fund, Inc.
Principal Partners SmallCap Growth Fund, Inc.

We have audited the accompanying statements  of net assets of Principal
Partners LargeCap Blend Fund, Inc., Principal Partners LargeCap Value Fund, Inc. and Principal Partners SmallCap Growth Fund, Inc. as of December 21, 2000. These statements of net assets are the responsibility of the Funds' management. Our responsibility is to express an opinion on these statements of net assets based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statements of net assets are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statements of net assets. Our procedures included confirmation of cash held as of December 21, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of net assets presentation. We believe that our audits of the statements of net assets provide a reasonable basis for our opinion.

In our opinion, the statements of net assets referred to above present fairly, in all material respects, the financial position of Principal Partners LargeCap Blend Fund, Inc., Principal Partners LargeCap Value Fund, Inc. and Principal Partners SmallCap Growth Fund, Inc. at December 21, 2000, in conformity with accounting principles generally accepted in the United States.

                                                            \s\Ernst & Young LLP
Des Moines, Iowa
December 21, 2000

                  Principal Partners LargeCap Blend Fund, Inc.
                  Principal Partners LargeCap Value Fund, Inc.
                  Principal Partners SmallCap Growth Fund, Inc.

                            Statements of Net Assets

                                December 21, 2000


                                                               Principal        Principal        Principal
                                                               Partners         Partners         Partners
                                                               LargeCap      LargeCap Value      SmallCap
                                                                 Blend         Fund, Inc.      Growth Fund,
                                                              Fund, Inc.                           Inc.
                                                             --------------------------------------------------

Assets - cash in bank                                           $5,000,000        $5,000,000      $5,000,000
                                                             ==================================================

Net Assets Applicable to Outstanding Shares                     $5,000,000        $5,000,000      $5,000,000
                                                             ==================================================

Net Assets Consist of:
Capital stock                                                     $  5,000          $  5,000        $  5,000
Additional paid-in capital                                       4,995,000         4,995,000       4,995,000
                                                             --------------------------------------------------
Total net assets                                                $5,000,000        $5,000,000      $5,000,000
                                                             ==================================================

Capital Stock (par value $.01 a share):
Shares authorized                                               75,000,000        75,000,000      75,000,000

Net Asset Value Per Share:
Class A:
   Net assets                                                   $3,000,000        $3,000,000      $3,000,000
   Shares issued and outstanding                                   300,000           300,000         300,000
   Net asset value per share                                        $10.00            $10.00          $10.00
   Maximum offering price per share (a)                             $10.50            $10.50          $10.50
Class B:
   Net assets                                                   $1,000,000        $1,000,000      $1,000,000
   Shares issued and outstanding                                   100,000           100,000         100,000
   Net asset value per share (b)                                    $10.00            $10.00          $10.00
Class C:
   Net assets                                                   $1,000,000        $1,000,000      $1,000,000
   Shares issued and outstanding                                   100,000           100,000         100,000
   Net asset value per share (b)                                    $10.00            $10.00          $10.00


(a) Maximum offering price is equal to net asset value plus a front-end sales charge of 4.75% of the offering price or 4.99% of the net asset value.

(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


See accompanying notes.

                  Principal Partners LargeCap Blend Fund, Inc.
                  Principal Partners LargeCap Value Fund, Inc.
                  Principal Partners SmallCap Growth Fund, Inc.

                        Notes to Statements of Net Assets

                                December 21, 2000

11. Organization

Principal Partners LargeCap Blend Fund, Inc., Principal Partners LargeCap Value Fund, Inc. and Principal Partners SmallCap Growth Fund, Inc. (the "Funds") are registered under the Investment Company Act of 1940, as amended, as open-end diversified management investment companies. On December 21, 2000, the initial purchase of 300,000 shares of Class A Capital Stock and 100,000 shares each of Class B and Class C Capital Stock of each of the Funds were made by Principal Life Insurance Company, which is an affiliate of Princor Financial Services Corporation and Principal Management Corporation.

All organizational expenses have been paid by Principal Management Corporation. Certain officers and directors of the Funds are also officers of Principal Life Insurance Company, Princor Financial Services Corporation and Principal Management Corporation.

2. Operations

The  Funds  have  agreed  to pay  investment  advisory  and  management  fees to
Principal Management Corporation (the "Manager") computed at an annual percentage rate of the Fund's average daily net assets. The annual rate used in this calculation for the Funds is as follows:
                                                                    Overall Fee


Principal Partners LargeCap Blend Fund, Inc.                        .75%
Principal Partners LargeCap Value Fund, Inc.                        .75%
Principal Partners SmallCap Growth Fund, Inc.                       .90%

The Manager has subcontracted the investment advisory services of the Principal Partners LargeCap Blend Fund, Inc. to Federated Investment Management Company, the Principal Partners LargeCap Value Fund, Inc. to Alliance Capital Management L.P. through its Bernstein Investment Research and Management unit and the Principal Partners SmallCap Growth Fund, Inc. to Berger LLC for a monthly fee approximating the actual cost of providing the services.

                  Principal Partners LargeCap Blend Fund, Inc.
                  Principal Partners LargeCap Value Fund, Inc.
                  Principal Partners SmallCap Growth Fund, Inc.

                  Notes to Statements of Net Assets (continued)

12. Operations (continued)

The Funds bear distribution and shareholder servicing fees with respect to each class computed at an annual rate of the average daily net assets attributable to each class of each fund. The annual rate will not exceed the following limits:

                                                                         Class A     Class B      Class C
                                                                       ------------ ----------- ------------

   Principal Partners LargeCap Blend Fund, Inc.                          .25%         1.00%       1.00%
   Principal Partners LargeCap Value Fund, Inc.                          .25          1.00%       1.00%
   Principal Partners SmallCap Growth Fund, Inc.                         .25          1.00%       1.00%

The Funds reimburse the Manager for transfer and administrative services, including the cost of accounting, data processing, supplies and other services rendered.

The Manager may, at its option, waive all or part of its compensation for such period of time as it deems necessary or appropriate.

The Funds intend to qualify as "regulated investment companies" under the Internal Revenue Code and intend to distribute each year substantially all of their net investment income and realized capital gains to their shareholders.

3. Capital Stock

Each of the Funds has authorized 75,000,000 shares and has allocated 25,000,000 shares each for issuance of Class A, Class B and Class C shares.

Class A shares generally are sold with an initial sales charge based on declining rates and certain purchases may be subject to a contingent deferred sales charge ("CDSC"). Class B shares are sold without an initial sales charge, but are subject to a declining CDSC on certain redemptions redeemed within six years of purchase. Class C shares are sold without an initial sales charge, but are subject to a CDSC for redemptions within one year of purchase. Class B shares and Class C shares bear a higher ongoing distribution fee than Class A shares. Class B shares automatically convert into Class A shares, based on relative net asset value (without a sales charge) after seven years. All classes of shares for each fund represent interests in the same portfolio of investments, and will vote together as a single class except where otherwise required by law or as determined by each of the Funds' respective Board of Directors. In addition, the Board of Directors of each fund will declare separate dividends on each class of shares.

                   PRINCIPAL PARTNERS MIDCAP GROWTH FUND, INC.

                           PART C. OTHER INFORMATION

Item 23.  Exhibits.
--------  ---------
               (a)        Articles of Incorporation (filed 12/29/99)

               (b)        By-laws (filed 12/29/99)

               (c)        Specimen Share Certificate (filed 12/29/99)

               (d)  (1)   Management Agreement (filed 2/28/2000)

                    (2)   Sub-Advisory Agreement (filed 4/27/2000)

               (e)  (1)   Distribution Agreement (filed 2/28/2000)
                    (2)   (a)  Selling Agreement (A, B & C Shares)
                                (filed 12/29/99)
                          (b)  Selling Agreement (R Shares) (filed 12/29/99)

               (f)        N/A

               (g)        Custodian Agreement (filed 2/28/2000)

               (h) Transfer Agency Agreement and Shareholder Services Agreement (filed 2/28/2000)

               (i)        Legal Opinion (filed 2/28/2000)

               (j)        Consent of Auditors*

               (k)        Financial Statements included in this Registration
                          Statement:

                    (1)   Part A:
                          Financial Highlights for the period ended October 31, 2000.*
                    (2)   Part B:
                          None
                    (3) Annual Report to Shareholders filed under Rule N-30D-1 on December 29, 2000***

               (l)        Initial Capital Agreement (filed 4/27/2000)

               (m)        Rule 12b-1 Plan
                    (1)   A Share Plan (filed 2/28/2000)
                    (2)   B Share Plan (filed 2/28/2000)
                    (3)   C Share Plan (filed 2/28/2000)
                    (4)   R Share Plan (filed 2/28/2000)

               (o)        Rule 18f-3 Plan (filed 12/29/99)

               (p)        Code of Ethics
                    (1)   Principal Management Corporation (filed 2/28/2000)
                    (2)   Turner Investment Partners, Inc. (filed 2/28/2000)

*    Filed herein.
**   To be filed by amendment.
***  Incorporated by reference.

Item 24.  Persons Controlled by or Under Common Control with Registrant

          Principal   Financial   Services,   Inc.  (an  Iowa   corporation)  an
          intermediate holding company organized pursuant to Section 512A.14 of the Iowa Code.

          Subsidiaries   wholly-owned  by  Principal   Financial  Services, Inc.

          a. Principal Life Insurance Company (an Iowa corporation) a stock life insurance company engaged in the business of insurance and retirement services.

          b. Princor Financial Services Corporation (an Iowa Corporation) a registered broker-dealer.

          c.   PFG DO Brasil LTDA (Brazil) a Brazilian holding company.

          d. Principal Financial Group (Mauritius) Ltd. a Mauritius holding company.

          e. Principal Pensions Co., Ltd. (Japan) a Japan company who engages in the management, investment and administration of financial assets and any services incident thereto.

          f. Principal Financial Services (Australia), Inc. (an Iowa holding company) formed to facilitate the acquisition of the Australian business of BT Australia.

          g. Principal Financial Services (NZ), Inc. (an Iowa holding company) formed to facilitate the acquisition of the New Zealand business of BT Australia.

          h. Principal Capital Management (Singapore) Limited (a Singapore corporation) a company engaging in funds management.

          i. Principal Capital Management (Europe) Limited a United Kingdom company that engages in European representation and distributor of the Principal Investments Funds.

          j. Principal Capital Management (Ireland) Limited an Ireland company that engages in fund management.

          k. Principal Financial Group Investments (Australia) Pty Limited an Australia holding company.

          Subsidiary wholly-owned by Princor Financial Services Corporation:

          a.   Principal   Management   Corporation  (an  Iowa   Corporation)  a
               registered investment advisor.

          Subsidiary 42% owned by PFG DO Brasil LTDA

          a.   Brasilprev    Previdencia   Privada    S.A.(Brazil)   a   pension
               fund company.

          Subsidiary wholly-owned by Principal Financial Group (Mauritius) Ltd.

          a. IDBI Principal Asset Management Company (India) a India asset management company.

          Subsidiary wholly-owned by Principal Financial Services (Australia),
          Inc.:

          a. Principal Financial Group (Australia) Holdings Pty Ltd. an Australian holding company organized in connection with the contemplated acquisition of BT Australia Funds Management.

          Subsidiary wholly-owned by Principal Financial Group (Australia) Holdings Pty Ltd:

          a.   BT Financial Group Pty Ltd. an Australia holding company.

          Subsidiary  wholly-owned by BT Financial Group Pty Ltd:

          a. BT Investments (Australia) Limited a Delaware holding company.

          Subsidiary wholly-owned by BT Investments (Australia) Limited:

          a.   BT  Australia   (Holdings)   Ltd  an  Australia   commercial  and
               investment banking and asset management company.

          Subsidiary wholly-owned by BT  Australia   (Holdings)   Ltd:

          a. BT Australia Limited an Australia company engaged in asset management and trustee/administrative activites.

          Subsidiaries wholly-owned by BT Australia Limited:

          a. BT Life Limited an Australia company engaged in commercial and investment linked life insurance policies.

          b. BT Funds Management Limited an Australia company engaged in institutional and retail money management.

          c. BT Funds Management (International) Limited an Australia company who manages international funds (New Zealand, Singapore, Asia, North America and United Kingdom).

          d. BT Securities Limited an Australia company that engages in loan finance secured against share and managed fund portfolios.

          e. BT Portfolio Services Limited an Australia company that engages in processing and transaction services for financial planners and financial intermediaries.

          f. BT Australia Corporate Services Pty Limited an Australia holding company for internal service companies.

          g.   QV1 Pty Limited an Australia company.

          Subsidiaries wholly-owned by BT Portfolio Services Limited:

          a. BT Custodial Services Pty Ltd an Australia custodian nominee for investment management activities.

          b. National Registry Services Pty Ltd. an Australia company that engages in registry services.

          c. National Registry Services (WA) Pty Limited an Australia company that engages in registry services.

          d. BT Finance & Investments Pty Ltd an Australia trustee of wholesale cash management trust.

          Subsidiaries organized and wholly-owned by BT Australia Corporate Services Pty Limited:

          a. BT Finance Pty Limited an Australia provider of finance by loans and leases.

          b. Chifley Services Pty Limited an Australia company that engages in staff car leasing management.

          c. BT Nominees Pty Limited an Australia company that operates as a trustee of staff superannuation fund (pension plan).

          Subsidiary organized and wholly-owned by BT Funds Management Limited:

          a. BT Tactical Asset Management Pty Limited an Australia company that engages in management of futures positions.

          b. Oniston Pty Ltd an Australia company that is a financial services investment vehicle.

          Subsidiary organized and wholly-owned by BT Securities Limited:

          a.   BT (Queensland) Pty Limited an Australia trustee company.

          Subsidiary  organized and  wholly-owned  by BT Custodial  Services Pty
          Ltd:

          a. BT Hotel Group Pty Ltd an Australia corporation - an inactive shelf corporation to be wound up.

          b. BT Custodians Ltd an Australia manager and trustee of various unit trusts.

          c.   Dellarak Pty Ltd an Australia trustee company.

          Subsidiary  organized and wholly-owned by Principal Financial Services
          (NZ), Inc.

          a.   BT Financial Group (NZ) Limited a New Zealand holding company.

          Subsidiary  organized and  wholly-owned  by BT Financial Group (NZ)
          Limited:

          a. BT Portfolio Service (NZ) Limited a New Zealand company that provides third party administration and registry services.

          b. BT New Zealand Nominees Limited a New Zealand company who acts as a custodian for local assets.

          c.   BT Funds Management (NZ) Limited a New Zealand funds manager.

          Subsidiary organized and wholly-owned by Principal Financial Group Investments (Australia) Pty Limited:

          a.   Principal Hotels Holdings Pty Ltd. a holding company.

          Subsidiary organized and wholly-owned by Principal Hotels Holdings Pty Ltd.:

          a.   Principal Hotels Australia Pty Ltd. a holding company.

          Subsidiary organized and wholly-owned by Principal Hotels Australia Pty Ltd.:

          a. BT Hotel Limited an Australia corporation, which is the hotel operating/managing company of the BT Hotel Group.

          Principal Life Insurance Company sponsored the organization of the following mutual funds, some of which it controls by virtue of owning voting securities:

               Principal Balanced Fund, Inc.(a Maryland Corporation) 0.06% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 11, 2000.

               Principal Blue Chip Fund, Inc.(a Maryland Corporation) 0.03% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 11, 2000.

               Principal Bond Fund, Inc.(a Maryland Corporation) 0.64% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 11, 2000.

               Principal Capital Value Fund, Inc. (a Maryland Corporation) 28.32% of outstanding shares owned by Principal Life Insurance
               Company  (including   subsidiaries  and  affiliates)on  December
               11,2000

               Principal Cash Management Fund, Inc. (a Maryland Corporation) 13.13% of outstanding shares owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 11,2000

               Principal European Equity Fund, Inc. (a Maryland Corporation) 72.02% of outstanding shares owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 11, 2000.

               Principal Government Securities Income Fund, Inc. (a Maryland Corporation) 0.04% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 11, 2000.

               Principal Growth Fund, Inc. (a Maryland Corporation) 0.01% of outstanding shares owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 11, 2000.

               Principal High Yield Fund, Inc. (a Maryland Corporation) 8.12% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 11, 2000.

               Principal International Emerging Markets Fund, Inc. (a Maryland Corporation) 30.06% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 11, 2000.

               Principal International Fund, Inc. (a Maryland Corporation) 24.47% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 11, 2000.

               Principal   International   SmallCap   Fund,   Inc.  (a  Maryland
               Corporation) 6.75% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 11, 2000.

               Principal Limited Term Bond Fund, Inc. (a Maryland Corporation) 15.99% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 11, 2000.

               Principal   LargeCap   Stock   Index   Fund,   Inc.  (a  Maryland
               Corporation) 13.39% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 11, 2000.

               Principal MidCap Fund, Inc. (a Maryland Corporation) 0.02% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 11, 2000

               Principal Pacific Basin Fund, Inc. (a Maryland Corporation) 76.62% of outstanding shares owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 11, 2000.

               Principal  Partners   Aggressive  Growth  Fund,  Inc.(a  Maryland
               Corporation) 4.24% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 11, 2000

               Principal   Partners   LargeCap  Growth  Fund,   Inc.(a  Maryland
               Corporation) 23.61% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 11, 2000

               Principal   Partners   MidCap   Growth  Fund,   Inc.(a   Maryland
               Corporation) 15.82% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 11, 2000

               Principal Real Estate Fund, Inc. (a Maryland Corporation) 51.89% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 11, 2000

               Principal SmallCap Fund, Inc.(a Maryland Corporation) 1.41% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 11, 2000.

               Principal Investors Fund, Inc. (f/k/a Principal Special Markets Fund, Inc. (a Maryland Corporation) 84.44% of shares outstanding of the International Emerging Markets Portfolio, 47.79% of the shares outstanding of the International Securities Portfolio, 100.00% of shares outstanding of the International SmallCap Portfolio, 100% of the shares outstanding of the Mortgage-Backed-Securities Portfolio and 100% of the shares of the following:
               Balanced Fund, Bond & Mortgage Securitites Fund, European Fund, Governement Securities Fund, High Quality Intermediate-Term Bond Fund, High Quality Long-Term Bond Fund, High Quality Short-Term Bond Fund, International Emerging Markets Fund, International Fund I, International Fund II, International SmallCap Fund, LargeCap Blend Fund, LargeCap Growth Fund, LargeCap Value Fund, MidCap Blend Fund, MidCap Growth Fund, MidCap S&P 400 Index Fund, MidCap Value Fund, Money Market Fund, Pacific Basin Fund, Partners LargeCap Blend Fund, Partners LargeCap Growth Fund I, Partners LargeCap Growth Fund II, Partners LargeCap Value Fund, Partners MidCap Growth Fund, Partners MidCap Value Fund, Partners SmallCap Growth Fund I, Partners SmallCap Growth Fund II, Real Estate Fund, SmallCap Blend Fund, SmallCap Growth Fund, SmallCap S&P 600 Index Fund, SmallCap Value Fund, Technology Fund, were owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 11, 2000

               Principal Tax-Exempt Bond Fund, Inc. (a Maryland Corporation) 0.05% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 11, 2000.

               Principal Utilities Fund, Inc. (a Maryland Corporation) 0.06% of shares outstanding owned by Principal Life Insurance Company (including subsidiaries and affiliates) on December 11, 2000.

               Principal Variable Contracts Fund, Inc. (a Maryland Corporation) 100% of shares outstanding of the following Accounts owned by Principal Life Insurance Company and its Separate Accounts on
               December  11,  2000:   Aggressive   Growth,   Asset  Allocation,
               Balanced, Blue Chip, Bond, Capital Value, Government Securities, Growth, High Yield, International, International Emerging Markets, International SmallCap, LargeCap Growth, LargeCap Growth Equity, LargeCap Stock Index (f/k/a Stock Index 500), MicroCap, MidCap, MidCap Growth, MidCap Growth Equity, MidCap Value, Money Market, Real Estate, SmallCap, SmallCap Growth, SmallCap Value, and Utilities.


          Subsidiaries  organized and  wholly-owned  by Principal Life Insurance
          Company:

          a. Principal Holding Company (an Iowa Corporation) a downstream holding company for Principal Life Insurance Company.

          b. Principal Development Investors, LLC (a Delaware Corporation) a limited liability company engaged in acquiring and improving real property through development and redevelopment.

          c. Principal Capital Management, LLC (a Delaware Corporation) a limited liability company that provides private mortgage, real estate & fixed-income securities services to institutional clients.

          d. Principal Net Lease Investors, LLC (a Delaware Corporation) a limited liability company which operates as a buyer and seller of net leased investments.

          Subsidiaries  organized and  90% owned  by Principal Life Insurance
          Company:

          a. PT Asuransi Jiwa Principal Indonesia (an Indonesia Corporation) a life insuranced corporation which offers group and individual products.

          Subsidiaries wholly-owned by Principal Capital Management, LLC:

          a. Principal Structured Investments, LLC (a Delaware Corporation) a limited liability company that provides product development administration, marketing and asset management services associated with stable value products together with other related institutional financial services including derivatives, asset-liability management, fixed income investment management and ancillary money management products.

          b. Principal Enterprise Capital, LLC (a Delaware Corporation) a company engaged in portfolio management on behalf of institutional clients for structuring, underwriting and management of entity-level investments in real estate operating companies (REOCs).

          c. Principal Commercial Acceptance, LLC (a Delaware Corporation) a limited liability company that provides private market bridge financing and other secondary market opportunities.

          d.   Principal  Capital  Real  Estate   Investors,   LLC  (a  Delaware
               Corporation) a registered investment advisor.

          e. Principal Commercial Funding, LLC (a Delaware Corporation) a limited liability company engaged in the structuring, warehousing, securitization and sale of commercial mortgage-backed securities.

          f. Principal Generation Plant, LLC an inactive Delaware limited liability company.

          g.   Principal  Capital  Income  Investors,  LLC  a  Delaware  limited
               liability   company  which  provides   investment  and  financial
               services.

          h. Principal Capital Futures Trading Advisor, LLC a Delaware funds management limited liability company.

          Subsidiaries wholly-owned by Principal Holding Company:

          a. Principal Bank (a Federal Corporation) a Federally chartered direct delivery savings bank.

          b. Patrician Associates, Inc. (a California Corporation) a real estate development company.

          c. Petula Associates, Ltd. (an Iowa Corporation) a real estate development company.

          d. Principal Development Associates, Inc. (a California Corporation) a real estate development company.

          e. Principal Spectrum Associates, Inc. (a California Corporation) a real estate development company.

          f. Principal FC, Ltd. (an Iowa Corporation) a limited purpose investment corporation.

          g.   Equity FC,  Ltd.  (an Iowa  Corporation)  engaged  in  investment
               transactions,   including   limited   partnerships   and  limited
               liability companies.

          h. HealthRisk Resource Group, Inc. (an Iowa Corporation) a general business corporation that engages in investment transactions, including limited partnerships and limited liability companies

          i. Invista Capital Management, LLC (an Delaware Corporation) a limited liability company which is a registered investment adviser.

          j. Principal Residential Mortgage, Inc. (an Iowa Corporation) a full service mortgage banking company that makes and services a wide variety of loan types on a nationwide basis.

          k. Principal Asset Markets, Inc. (an Iowa Corporation) a corporation which is currently inactive.

          l. Principal Portfolio Services, Inc. (an Iowa Corporation) a corporation which is currently inactive.

          m. The Admar Group, Inc. (a Florida Corporation) a national managed care service organization that develops and manages preferred provider organizations.

          n. The Principal Financial Group, Inc. (a Delaware corporation) a corporation which is currently inactive.

          o. Principal Product Network, Inc. (a Delaware corporation) an insurance broker.

          p. Principal Health Care, Inc. (an Iowa Corporation) a managed care company.

          q. Dental-Net, Inc. (an Arizona Corporation) a managed dental care services organization. HMO and dental group practice.

          r. Principal Financial Advisors, Inc. (an Iowa Corporation) a registered investment advisor.

          s. Delaware Charter Guarantee & Trust Company, d/b/a Trustar Retirement Services (a Delaware Corporation) a corporation that administers individual and group retirement plans for stock brokerage firm clients and mutual fund distributors.

          t. Professional Pensions, Inc. (a Connecticut Corporation) a corporation engaged in sales, marketing and administration of group insurance plans and third-party administrator for defined contribution plans.

          u. Principal Investors Corporation (a New Jersey Corporation) a corporation which is currently inactive.

          v. Principal International, Inc. (an Iowa Corporation) a company engaged in international business development.

          Subsidiaries organized and wholly-owned by PT Asuransi Jiwa Principal Indonesia:

          a.   PT Jasa Principal Indonesia an Indonesia pension company.

          b. PT Principal Capital Management Indonesia an Indonesia funds management company.

          Subsidiary wholly-owned by Invista Capital Management, LLC:

          a. Principal Capital Trust. (a Delaware Corporation) a business trust and private investment company offering non-registered units, initially, to tax-exempt entities.

         Subsidiary wholly-owned by Principal Residential Mortgage, Inc.:

          a. Principal Wholesale Mortgage, Inc. (an Iowa Corporation) a brokerage and servicer of residential mortgages.

          b. Principal Mortgage Reinsurance Company (a Vermont corporation) a mortgage reinsurance company.

          Subsidiaries wholly-owned by The Admar Group, Inc.:

          a. Admar Corporation (a California Corporation) a managed care services organization.

          Subsidiaries wholly-owned by Dental-Net, Inc.

          a. Employers Dental Services, Inc. (an Arizona corporation) a prepaid dental plan organization.

          Subsidiaries wholly-owned by Professional Pensions, Inc.:

          a. Benefit Fiduciary Corporation (a Rhode Island corporation) serves as a corporate trustee for retirement trusts.

          b. PPI Employee Benefits Corporation (a Connecticut corporation) a registered broker-dealer limited to the sale of open-end mutual funds and variable insurance products.

          c. Boston Insurance Trust, Inc. (a Massachusetts corporation) a corporation which serves as a trustee and administrator of insurance trusts and arrangements.

          Subsidiaries wholly-owned by Principal International, Inc.:

          a. Principal International Espana, S.A. de Seguros de Vida (Spain) a life insurance, annuity, and accident and health company.

          b.   Zao Principal International (a Russia Corporation) inactive.

          c.   Principal   International    Argentina,    S.A.   (an   Argentina
               corporation) a holding company that owns Argentina corporations offering annuities, group and individual insurance policies.

          d. Principal Asset Management Company (Asia) Ltd. (Hong Kong) an asset management company.

          e. Principal International (Asia) Limited (Hong Kong) a corporation operating as a regional headquarters for Asia.

          f. Principal Trust Company (Asia) Limited (Hong Kong) (an Asia trust company).

          g.   Principal International de Chile, S.A. (Chile) a holding company.

          h. Principal Mexico Compania de Seguros, S.A. de C.V. (Mexico) a life insurance company.

          i.   Principal Pensiones, S.A. de C.V. (Mexico) a pension company.

          j.   Principal Afore, S.A. de C.V. (Mexico), a pension company.

          k.   Principal   Consulting   (India)   Private   Limited   (an  India
               corporation) an India consulting company.

          Subsidiaries 88% owned by Principal International, Inc.:

          a. Principal Insurance Company (Hong Kong) Limited (a Hong Kong Corporation) a company that sells insurance and pension products.

          Subsidiary wholly-owned by Principal International Espana, S.A. de Seguros de Vida (Spain):

          a. Princor International Espana S.A. de Agencia de Seguros (Spain) an insurance agency.

          Subsidiary wholly-owned by Principal International (Asia) Limited (Hong Kong):

          a. Principal Capital Management (Asia) Limited (Hong Kong) Asian representative and distributor for the Principal Investment Funds.

          Subsidiaries wholly-owned by Principal International Argentina, S.A. (Argentina):

          a. Principal Retiro Compania de Seguros de Retiro, S.A. (Argentina) an annuity company.

          b. Principal Life Compania de Seguros, S.A. (Argentina) a life insurance company.

          Subsidiary wholly-owned by Principal International de Chile, S.A.:

          a. Principal Compania de Seguros de Vida Chile S.A. (Chile) life insurance company.

          Subsidiary 60% owned by Principal Compania de Seguros de Vida Chile S.A. (Chile):

          a.   Andueza  &  Principal   Creditos   Hipotecarios  S.A.  (Chile)  a
               residential mortgage company.

          Subsidiary wholly-owned by Principal Afore, S.A. de C.V.:

          a. Siefore Principal, S.A. de C.V. (Mexico) an investment fund company.

Item 25.       Indemnification

     Under Section 2-418 of the Maryland General Corporation Law, with respect to any proceedings against a present or former director, officer, agent or employee (a "corporate representative") of the Registrant, the Registrant may indemnify the corporate representative against judgments, fines, penalties, and amounts paid in settlement, and against expenses, including attorneys' fees, if such expenses were actually incurred by the corporate representative in connection with the proceeding, unless it is established that:

        (i) The act or omission of the corporate representative was material to the matter giving rise to the proceeding; and

               1.    Was committed in bad faith; or

               2.    Was the result of active and deliberate dishonesty; or

       (ii)    The  corporate   representative  actually  received  an  improper
               personal benefit in money, property, or services; or

      (iii)    In  the  case  of  any   criminal   proceeding,   the   corporate
               representative had reasonable cause to believe that the act or omission was unlawful.

     If a proceeding is brought by or on behalf of the Registrant, however, the Registrant may not indemnify a corporate representative who has been adjudged to be liable to the Registrant. Under the Registrant's Articles of Incorporation and Bylaws, directors and officers of Registrant are entitled to indemnification by the Registrant to the fullest extent permitted under Maryland law and the Investment Company Act of 1940. Reference is made to Article VI, Section 7 of the Registrant's Articles of Incorporation, Article 12 of Registrant's Bylaws and Section 2-418 of the Maryland General Corporation Law.

     The Registrant has agreed to indemnify, defend and hold the Distributor, its officers and directors, and any person who controls the Distributor within the meaning of Section 15 of the Securities Act of 1933, free and harmless from and against any and all claims, demands, liabilities and expenses (including the cost of investigating or defending such claims, demands or liabilities and any counsel fees incurred in connection therewith) which the Distributor, its officers, directors or any such controlling person may incur under the Securities Act of 1933, or under common law or otherwise, arising out of or based upon any untrue statement of a material fact contained in the Registrant's registration statement or prospectus or arising out of or based upon any alleged omission to state a material fact required to be stated in either thereof or necessary to make the statements in either thereof not misleading, except insofar as such claims, demands, liabilities or expenses arise out of or are based upon any such untrue statement or omission made in conformity with information furnished in writing by the Distributor to the Registrant for use in the Registrant's registration statement or prospectus: provided, however, that this indemnity agreement, to the extent that it might require indemnity of any person who is also an officer or director of the Registrant or who controls the Registrant within the meaning of Section 15 of the Securities Act of 1933, shall not inure to the benefit of such officer, director or controlling person unless a court of competent jurisdiction shall determine, or it shall have been determined by controlling precedent that such result would not be against public policy as expressed in the Securities Act of 1933, and further provided, that in no event shall anything contained herein be so construed as to protect the Distributor against any liability to the Registrant or to its security holders to which the Distributor would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of its reckless disregard of its obligations under this Agreement. The Registrant's agreement to indemnify the Distributor, its officers and directors and any such controlling person as aforesaid is expressly conditioned upon the Registrant being promptly notified of any action brought against the Distributor, its officers or directors, or any such controlling person, such notification to be given by letter or telegram addressed to the Registrant.


Item 26.  Business or Other Connection of Investment Adviser

     A complete list of the officers and directors of the investment adviser, Principal Management Corporation, are set out below. This list includes some of the same people (designated by an *), who are serving as officers and directors of the Registrant. For these people the information as set out in the Statement of Additional Information (See Part B) under the caption "Directors and Officers of the Fund" is incorporated by reference.

  *John E. Aschenbrenner        Principal         See Part B
   Director                     Financial Group

   Patricia A. Barry            Same              Counsel
   Assistant Corporate                            Principal Life Insurance
   Secretary                                      Company

  *Craig L. Bassett             Same              See Part B
   Treasurer

   Michael T. Daley             Same              Executive Vice President
   Director                                       Principal Life Insurance
                                                  Company

  *Ronald L. Danilson           Same              See Part B
   Executive Vice President &
   Chief Operating Officer

   David J. Drury               Same              Chairman of the Board
   Director                                       Principal Life
                                                  Insurance Company

  *Ralph C. Eucher              Same              See Part B
   President and Director

  *Arthur S. Filean             Same              See Part B
   Sr. Vice President

   Dennis P. Francis            Same              Senior Vice President
   Director                                       Principal Life
                                                  Insurance Company

   Paul N. Germain              Same              Vice President -
   Vice President -                               Mutual Fund Operations
   Mutual Fund Operations                         Princor Financial Services
                                                  Corporation

  *Ernest H. Gillum             Same              See Part B
   Vice President - Product
   Development

  *J. Barry Griswell            Same              See Part B
   Chairman of the Board
   and Director

   Joyce N. Hoffman             Same              Senior Vice President and
   Vice President and                             Corporate Secretary
   Corporate Secretary                            Principal Life
                                                  Insurance Company

   John R. Lepley               Same              Senior Vice President -
   Senior Vice President -                        Marketing & Distribution
   Marketing & Distribution                       Princor Financial Services
                                                  Corporation

   Kelly A. Paul                Same              Assistant Vice President -
   Assistant Vice President -                     Business Systems & Technology
   Business Systems &                             Princor Financial Services
   Technology                                     Corporation

  *Richard L. Prey              Same              See Part B
   Director

  *Layne A. Rasmussen           Same              See Part B
   Controller -
   Mutual Funds

  *Michael D. Roughton          Same              See Part B
   Counsel

   James F. Sager               Same              Vice President
   Vice President                                 Princor Financial Services
                                                  Corporation

   Karen E. Shaff               Same              Senior Vice President &
   Director                                       General Counsel
                                                  Principal Life Insurance
                                                  Company

  *Jean B. Schustek             Same              See Part B
   Assistant Vice President -
   Registered Products

  *Kirk L. Tibbetts             Same              See Part B
   Senior Vice President &
   Chief Financial Officer


     Principal Management Corporation serves as investment adviser and dividend disbursing and transfer agent for, Principal Balanced Fund, Inc., Principal Blue Chip Fund, Inc., Principal Bond Fund, Inc., Principal Capital Value Fund, Inc., Principal Cash Management Fund, Inc., Principal Government Securities Income Fund, Inc., Principal Growth Fund, Inc., Principal High Yield Fund, Inc., Principal International Emerging Markets Fund, Inc., Principal European Equity Fund, Inc., Principal International Fund, Inc., Principal International SmallCap Fund, Inc., Principal Investors Fund, Inc. (f/k/a Principal Special Markets Fund, Inc.), Principal LargeCap Stock Index Fund, Inc., Principal Limited Term Bond Fund, Inc., Principal Pacific Basin Fund, Inc., Principal MidCap Fund, Inc., Principal Partners Aggressive Growth Fund, Inc., Principal Partners LargeCap Blend Fund, Inc., Principal Partners LargeCap Growth Fund, Inc., Principal Partners LargeCap Value Fund, Inc. Principal Partners MidCap Growth Fund, Inc., Principal Partners SmallCap Growth Fund, Inc., Principal Real Estate Fund, Inc., Principal SmallCap Fund, Inc., Principal Tax-Exempt Bond Fund, Inc., Principal Utilities Fund, Inc., Principal Variable Contracts Fund, Inc. - funds sponsored by Principal Life Insurance Company.

Item 27.       Principal Underwriters

     (a) Princor Financial Services Corporation, principal underwriter for Registrant, acts as principal underwriter for, Principal Balanced Fund, Inc., Principal Blue Chip Fund, Inc., Principal Bond Fund, Inc., Principal Capital Value Fund, Inc., Principal Cash Management Fund, Inc., Principal European Equity Fund, Inc., Principal Government Securities Income Fund, Inc., Principal Growth Fund, Inc., Principal High Yield Fund, Inc., Principal International Emerging Markets Fund, Inc., Principal International Fund, Inc., Principal International SmallCap Fund, Inc., Principal Investors Fund, Inc. (f/k/a Principal Special Markets Fund, Inc.), Principal LargeCap Stock Index Fund, Inc., Principal Limited Term Bond Fund, Inc., Principal MidCap Fund, Inc., Principal Pacific Basin Fund Inc., Principal Partners Aggressive Growth Fund, Inc., Principal Partners LargeCap Blend Fund, Inc., Principal Partners LargeCap Growth Fund, Inc., Principal Partners LargeCap Value Fund, Inc., Principal Partners SmallCap Growth Fund, Inc., Principal Partners MidCap Growth Fund, Inc., Principal Real Estate Fund, Inc., Principal SmallCap Fund, Inc., Principal Tax-Exempt Bond Fund, Inc., Principal Utilities Fund, Inc., Principal Variable Contracts Fund, Inc. and for variable annuity contracts participating in Principal Life Insurance Company Separate Account B, a registered unit investment trust for retirement plans adopted by public school systems or certain tax-exempt organizations pursuant to Section 403(b) of the Internal Revenue Code, Section 457 retirement plans, Section 401(a) retirement plans, certain non-qualified deferred compensation plans and Individual Retirement Annuity Plans adopted pursuant to Section 408 of the Internal Revenue Code, and for variable life insurance contracts issued by Principal Life Insurance Company Variable Life Separate Account, a registered unit investment trust.

  (b)      (1)                 (2)
                               Positions
                               and offices
  Name and principal           with principal
  business address             underwriter

     Lindsay L. Amadeo        Assistant Director -
     The Principal            Marketing Services
     Financial Group
     Des Moines, IA 50392

     John E. Aschenbrenner    Director
     The Principal
     Financial Group
     Des Moines, IA 50392

     Robert W. Baehr          Marketing Services
     The Principal            Officer
     Financial Group
     Des Moines, IA 50392

     Patricia A. Barry        Assistant Corporate Secretary
     The Principal
     Financial Group
     Des Moines, IA 50392

     Craig L. Bassett         Treasurer
     The Principal
     Financial Group
     Des Moines, IA 50392

     David J. Brown           Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Michael T. Daley         Director
     The Principal
     Financial Group
     Des Moines, IA 50392

     Ronald L. Danilson       Executive Vice President and
     The Principal            Chief Operating Officer
     Financial Group
     Des Moines, IA 50392

     Mark B. Davis            Assistant Director - Compliance
     The Principal
     Financial Group
     Des Moines, IA 50392

     David J. Drury           Director
     The Principal
     Financial Group
     Des Moines, IA 50392

     Ralph C. Eucher          Director and
     The Principal            President
     Financial Group
     Des Moines, IA  50392

     Arthur S. Filean         Senior Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Dennis P. Francis        Director
     The Principal
     Financial Group
     Des Moines, IA  50392

     Paul N. Germain          Vice President -
     The Principal            Mutual Fund Operations
     Financial Group
     Des Moines, IA  50392

     Ernest H. Gillum         Vice President -
     The Principal            Product Development
     Financial Group
     Des Moines, IA 50392

     J. Barry Griswell        Director and
     The Principal            Chairman of the
     Financial Group          Board
     Des Moines, IA 50392

     Susan R. Haupts          Marketing Officer
     The Principal
     Financial Group
     Des Moines, IA  50392

     Joyce N. Hoffman         Vice President and
     The Principal            Corporate Secretary
     Financial Group
     Des Moines, IA 50392

     Jeffrey L. Kane          Marketing Officer
     The Principal
     Financial Group
     Des Moines, IA 50392

     Peter R. Kornweiss       Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Kraig L. Kuhlers         Regional Sales Director
     The Principal
     Financial Group
     Des Moines, IA  50392

     John R. Lepley           Senior Vice
     The Principal            President - Marketing
     Financial Group          and Distribution
     Des Moines, IA 50392

     Kelly A. Paul            Assistant Vice President -
     The Principal            Business Systems and Technology
     Financial Group
     Des Moines, IA 50392

     Elise M. Pilkington      Assistant Director -
     The Principal            Retirement Consulting
     Financial Group
     Des Moines, IA  50392

     Richard L. Prey          Director
     The Principal
     Financial Group
     Des Moines, IA 50392

     Martin R. Richardson     Operations Officer -
     The Principal            Broker/Dealer Services
     Financial Group
     Des Moines, IA 50392

     Michael D. Roughton      Counsel
     The Principal
     Financial Group
     Des Moines, IA 50392

     James F. Sager           Vice President
     The Principal
     Financial Group
     Des Moines, IA 50392

     Kyle R. Selberg          Vice President-Marketing
     The Principal
     Financial Group
     Des Moines, IA 50392

     Karen E. Shaff           Director
     The Principal
     Financial Group
     Des Moines, IA 50392

     Minoo Spellerberg        Assistant Vice President and
     The Principal            Compliance Officer
     Financial Group
     Des Moines, IA  50392

     Paul D. Steingreaber     Director of National Sales
     The Principal
     Financial Group
     Des Moines, IA 50392

     Kirk L. Tibbetts         Senior Vice President and
     The Principal            Chief Financial Officer
     Financial Group
     Des Moines, IA 50392

               (c)    Inapplicable.

Item 28.       Location of Accounts and Records

     All accounts, books or other documents of the Registrant are located at the offices of the Registrant and its Investment Adviser in the Principal Life Insurance Company home office building, The Principal Financial Group, Des Moines, Iowa 50392.

Item 29.       Management Services

               Inapplicable.

Item 30.       Undertakings

               Indemnification

     Reference is made to Item 27 above, which discusses circumstances under which directors and officers of the Registrant shall be indemnified by the Registrant against certain liabilities and expenses incurred by them by reason of being a director or officer of the Registrant.

     Notwithstanding the provisions of Registrant's Articles of Incorporation and Bylaws, the Registrant hereby makes the following undertaking:

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant, pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant, in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person of the Registrant, in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue

               Shareholder Communications

     Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a director or directors when requested in writing to do so by the holders of at least 10% of the Registrant's outstanding shares of common stock and in connection with such meeting to comply with the provisions of Section 16(c) of the Investment Company Act of 1940 relating to shareholder communications

               Delivery of Annual Report to Shareholders

     The registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of the registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 the Registrant has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Des Moines and State of Iowa, on the 26th day of February, 2001.

                             Principal Partners MidCap Growth Fund, Inc.

                                       (Registrant)



                             By          /s/ R. C. Eucher
                                --------------------------------------
                                 R. C. Eucher
                                 President and Director


Attest:


/s/ A. S. Filean
--------------------------------------
A. S. Filean
Vice President and Secretary

Pursuant to the requirement of the Securities Act of 1933, this amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

       Signature                         Title                          Date



/s/ R. C. Eucher
_____________________________      President and Director
R. C. Eucher                       (Principal Executive Officer)      02/26/2001



  (J. B. Griswell)*
_____________________________      Director and
J. B. Griswell                     Chairman of the Board              02/26/2001


/s/ K. L. Tibbetts
_____________________________      Senior Vice President and          02/26/2001
K. L. Tibbetts                     Chief Financial Officer
                                   Principal Financial and
                                   Accounting Officer)


   (J. E. Aschenbrenner)*
_____________________________      Director
J. E. Aschenbrenner                                                   02/26/2001


   (J. D. Davis)*
_____________________________      Director
J. D. Davis                                                           02/26/2001


   (P. A. Ferguson)*
_____________________________      Director
P. A. Ferguson                                                        02/26/2001


   (R. W. Gilbert)*
_____________________________      Director
R. W. Gilbert                                                         02/26/2001


   (W. C. Kimball)*
_____________________________      Director
W. C. Kimball                                                         02/26/2001


   (B. A. Lukavsky)*
_____________________________      Director
B. A. Lukavsky                                                        02/26/2001





                                         By    /s/ R. C. Eucher
                                           -------------------------------------
                                           R. C. Eucher
                                           President and Director


                                        *Pursuant to Powers of Attorney
                                         Previously Filed or Included